ANNUAL REPORT

December 31, 1999


Putnam
Variable
Trust

* Putnam VT Asia Pacific Growth Fund
* Putnam VT Diversified Income Fund
* Putnam VT The George Putnam Fund of Boston
* Putnam VT Global Asset Allocation Fund
* Putnam VT Global Growth Fund
* Putnam VT Growth and Income Fund
* Putnam VT Health Sciences Fund
* Putnam VT High Yield Fund
* Putnam VT Income Fund+
* Putnam VT International Growth Fund
* Putnam VT International Growth and Income Fund
* Putnam VT International New Opportunities Fund
* Putnam VT Investors Fund
* Putnam VT Money Market Fund
* Putnam VT New Opportunities Fund
* Putnam VT New Value Fund
* Putnam VT OTC & Emerging Growth Fund
* Putnam VT Research Fund
* Putnam VT Small Cap Value Fund
* Putnam VT Utilities Growth and Income Fund
* Putnam VT Vista Fund
* Putnam VT Voyager Fund


 + Formerly Putnam VT U.S. Government and High Quality Bond Fund


A series of mutual fund portfolios for variable insurance investors


[LOGO: BOSTON * LONDON * TOKYO]



To the shareholders of Putnam Variable Trust

The year just ended brought both challenge and change to the world's financial markets. For equities, 1999 was mainly a good year, with domestic and many foreign stock markets reaping the benefits of a worldwide surge in economic growth. Fixed-income markets fared less positively, as rising interest rates and investor disinterest led to languishing bond markets here and abroad. Volatility at various times in various markets brought opportunity that Putnam portfolio managers were quick to act upon. On balance, U.S. equities performed strongly once again and Japanese bonds surpassed those in other world markets.

EQUITIES

* United States Although rising interest rates dampened performance until late October, U.S. equities staged an impressive rally toward year's end. Technology experienced the strongest gains by far, although energy, commodities, capital goods, and basic materials also shared significant pieces of the performance pie. Nevertheless, performance in each of these areas has been concentrated in a handful of companies. Stock market valuations are high, supported by surging corporate earnings and the accelerating economy. In today's low-inflation environment, most companies have little pricing power and investors are ready to pay hefty premiums for companies with visible earnings growth.

* Europe Performance among Continental Europe's stock markets was disappointing throughout the year. Markets remain overvalued, although the economic data were somewhat stronger than expected in the final months of the period, providing a friendlier environment for equities. Cellular telecommunications stocks led performance, while financial stocks lagged. The European Central Bank's interest-rate increase in November reassured investors that monetary authorities are vigilant against inflation. The United Kingdom's stock market had a strong October and November, although it must still battle longer-term problematic influences going forward.

* Pacific Rim As economies throughout the region continued to improve, many Asian stock markets moved higher. Japan's market showed particular strength, as evidence suggested fundamental improvement in the economy. Japan's telecommunications, information technology, and finance sectors provided solid returns, as did companies in other industries using technology to help drive innovation, restructuring, and improved efficiency. South Korea's corporate restructuring and memory chip-producing companies across Asia continued to perform well.

FIXED INCOME

* United States Bonds endured a particularly difficult year as rising interest rates, fears that economic strength would renew inflation, and heightened investor interest in the stock market drove prices down across the bond market. U.S. Treasuries lagged the so-called "spread sectors" of mortgage-backed securities, corporate bonds, and high-yield issues. Toward the end of the period, the outlook brightened as bonds became fairly valued and the Federal Reserve Board remained vigilant against any uptick in inflation.

* Global With the exception of Japan, most foreign bond markets have languished along with U.S. bond markets. European bond markets fared poorly as stronger-than-expected economic data led to an interest-rate increase by the Central Bank. The United Kingdom was the worst performer, hurt by an unexpected interest-rate boost and expectations of more to come. Most emerging markets turned in positive performance, however, based on higher commodity prices, a revival in manufactured exports, and accelerating global economic growth.

* High Yield High-yield bonds posted strong returns for the first half of the year only to retreat in the third quarter. Several factors drove the decline: concern over possible interest-rate increases by the Federal Reserve Board, which did raise rates again in August and November; Y2K-related concerns that investors would liquidate assets; the loss of momentum from flagging equity markets; a rising default rate; and net cash outflows from high-yield mutual funds. Nevertheless, high-yield valuations were attractive at the period's end and the winter season has historically been a positive one for this sector.


The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice.


PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
Total return at net asset value
(as of 12/31/99)                                Five years                       10 years                      Life
                                     --------------------------------    ------------------------    ------------------------
Putnam VT -- Class IA shares         1 year    Cumulative  Annualized    Cumulative    Annualized     Cumulative   Annualized
-----------------------------------------------------------------------------------------------------------------------------
Asia Pacific Growth Fund             107.56%         --%           --%           --%           --%        86.87%++++    14.33%

Diversified Income Fund                1.66       39.56          6.89            --            --         36.73+++       5.10

George Putnam Fund                    -0.36          --            --            --            --          3.32*****     1.97

Global Asset Allocation Fund          11.85      118.99         16.97        217.88         12.26        294.08*        12.20

Global Growth Fund                    65.00      231.75         27.10            --            --        364.56+        17.21

Growth and Income Fund                 1.59      142.62         19.39        270.62         14.00        439.51*        15.20

Health Sciences Fund                  -3.93          --            --            --            --          5.20*****     3.08

High Yield Fund                        5.92       52.19          8.76        179.64         10.83        192.92*         9.44

Income Fund                           -2.07       42.06          7.27        107.22          7.56        142.98*         7.74

International Growth Fund             60.21          --            --            --            --        120.82+++++    30.33

International Growth and Income
Fund                                  24.59          --            --            --            --         65.58+++++    18.37

International New Opportunities
Fund                                 102.96          --            --            --            --        134.32+++++    32.95

Investors Fund                        30.13          --            --            --            --         51.81*****    28.40

Money Market Fund                      4.86       28.62          5.16         62.61          4.98         87.43*         5.42

New Opportunities Fund                69.35      314.49         32.89            --            --        348.48**       30.36

New Value Fund                         0.27          --            --            --            --         25.29+++++     7.83

OTC & Emerging Growth Fund           126.52          --            --            --            --        128.66*****    64.09

Research Fund                         27.58          --            --            --            --         52.48***      40.14

Small Cap Value                          --          --            --            --            --          3.47++++++      --

Utilities Growth and Income Fund      -0.66      120.23         17.10            --            --        148.75++       12.62

Vista Fund                            52.90          --            --            --            --        125.09+++++    31.17

Voyager Fund                          58.22      295.61         31.66        649.43         22.31        921.83*        21.55
-----------------------------------------------------------------------------------------------------------------------------
Total return at net asset value
(as of 12/31/99)                                Five years                       10 years                      Life
                                     --------------------------------    ------------------------    ------------------------
Putnam VT -- Class IB shares         1 year    Cumulative    Annualized  Cumulative    Annualized    Cumulative    Annualized
-----------------------------------------------------------------------------------------------------------------------------
Asia Pacific Growth Fund             107.08%         --%           --%           --%           --%        85.69%*****   14.17%

Diversified Income Fund                1.65       38.55          6.74            --            --         35.49******    4.95

George Putnam Fund                    -0.41          --            --            --            --          3.26*****     1.94

Global Asset Allocation Fund          11.76      117.79         16.84        213.91         12.12        288.17*****    12.06

Global Growth Fund                    64.56      229.14         26.90            --            --        357.81*****    17.04

Growth and Income Fund                 1.47      140.99         19.23        265.29         13.83        430.52******   15.04

Health Sciences Fund                  -3.90          --            --            --            --          5.14*****     3.04

High Yield Fund                        5.81       51.24          8.63        176.01         10.69        188.27*****     9.30

Income Fund                           -2.16       41.23          7.15        104.35          7.41        139.12*****     7.59

International Growth Fund             60.10          --            --            --            --        119.93*****    30.16

International Growth and Income
Fund                                  24.35          --            --            --            --         64.89******   18.21

International New Opportunities
Fund                                 102.80          --            --            --            --        133.48*****    32.79

Investors Fund                        29.98          --            --            --            --         51.48*****    28.23

Money Market Fund                      4.66       28.32          5.11         60.56          4.85         85.05*****     5.30

New Opportunities Fund                69.10      311.30         32.69            --            --        344.83*****    30.17

New Value Fund                         0.26          --            --            --            --         24.91*****     7.72

OTC & Emerging Growth Fund           126.45          --            --            --            --        128.31*****    63.94

Research Fund                         27.69          --            --            --            --         52.19***      39.93

Small Cap Value                          --          --            --            --            --          3.37++++++      --

Utilities Growth and Income Fund      -0.79      118.93         16.97            --            --        146.17*****    12.46

Vista Fund                            52.59          --            --            --            --        124.33*****    31.02

Voyager Fund                          58.01      292.79         31.47        638.69         22.14        904.52*****    21.37
-----------------------------------------------------------------------------------------------------------------------------

Past performance is not indicative of future results. All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected.

       * Commencement of operations: February 1, 1988.

       + Commencement of operations: May 1, 1990.

      ++ Commencement of operations: May 4, 1992. The fund's inception date was May 1, 1992.

     +++ Commencement of operations: September 15, 1993. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

      ** Commencement of operations: May 2, 1994.

    ++++ Commencement of operations: May 1, 1995. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

   +++++ Commencement of operations: January 2, 1997. Expense limitations were in effect for these funds during the period;
         without the limitation, total return would have been lower.

   ***** Commencement of operations: April 30, 1998. Expense limitations were in effect for The George Putnam Fund of Boston, Health Sciences Fund, Investors Fund, and OTC and Emerging Growth
         Fund during the period; without the limitation, total return would have been lower. Returns for class 1B shares for periods prior to their inception are derived from the historical performance of class 1A shares, adjusted to reflect the applicable contingent deferred sales charges (CDSC) and the higher operating expenses applicable to such shares.

     *** Commencement of operations: September 30, 1998. The short-term results of a relatively new fund, such as these funds, are not necessarily indicative of their long-term prospects.
         Expense limitations were in effect for this fund during the period; without the limitation, total return would have been lower.

  ****** Commencement of operations: April 6, 1998. Returns for class
         1B shares for periods prior to their inception are derived from the historical performance of class 1A shares, adjusted to reflect the applicable contingent deferred sales charges (CDSC) and the higher operating expenses applicable to such shares.

  ++++++ Commencement of operations: April 30, 1999.




Putnam VT Asia Pacific Growth Fund

The strengthening of Asian stock markets and economies that began late in 1998 continued throughout 1999, and Putnam VT Asia Pacific Growth Fund participated fully in these markets' resurgence. As a result of strong stock selection and positioning in key markets such as Japan, South Korea, and Taiwan, the fund was able to take advantage of some of Asia's most notable restructuring stories as well as some innovative and dynamic leaders of the "new economy." For the 12 months ended December 31, 1999, the fund's class IA shares tallied a total return of 107.56% at net asset value.

A tidal wave of restructuring, mergers, and industrial consolidation has swept Japan during the past year, prompting a stock market renaissance and a strong rise in the yen's value. A newfound shareholder focus has led to many mergers and acquisitions among Japan's more inefficient industries. By focusing on companies in banking and electronics that are implementing genuine reforms -- not just talking about them -- the fund has benefited. Telecommunications holdings have also been strong performers, as the astounding growth of the Internet and surging demand for data communications services has resulted in an unprecedented level of consolidation and competition in this industry. Over the period, the fund also enjoyed strong returns from holdings in companies filling the rapidly growing demand for consumer and business Internet services, as well as smaller companies in the forefront of Japan's new service-oriented economy.

Elsewhere in the region, a strengthening Japanese yen improved competitiveness among South Korean companies, boosting performance for the fund's South Korean holdings. South Korean semiconductor holdings benefited from an upturn in this market worldwide, as did the fund's holdings in Taiwan. Many of the fund's key holdings in Singapore, Hong Kong, and Australia also posted solid performance.

Although Asian markets and economies have made tremendous strides, there are a few issues that could spell short-term volatility. In Japan, much work still remains to repair the economy, and the government must act to halt the yen's rise to protect earnings among Japanese exporters. Meanwhile, Y2K-related issues could challenge other Asian markets, although the long-term potential of the region remains intact.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

Common stocks of companies located in Asia and the Pacific Basin
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $17.29
Class IB                $17.25

December 31, 1999
-------------------------------------------------------------------------
Foreign investments may be subject to certain risks, such as currency fluctuations, economic instability, and political developments.
Investing in a single sector increases the possibility of greater price fluctuations and does not provide the diversification of a multisector investment.


Putnam VT Diversified Income Fund

At home and overseas, the accelerating pace of global growth combined with the unpredictable nature of investor sentiment to create formidable challenges in most fixed-income sectors. Putnam VT Diversified Income Fund's performance largely reflects this unfavorable environment. For the 12 months ended December 31, 1999, the fund's class IA shares tallied a total return of 1.66% at net asset value.

As unnerving as the market's volatility has been this past year, we held steady on the fund's large exposure to high-yield bonds. Among our reasons were the extremely attractive valuations currently available and the market's positive fundamental underpinnings. Within the high-yield sector, telecommunications holdings remained a top focus. Various media subsectors including broadcasting and cable operators were also fairly represented, although we have reduced our weighting in these industries a bit because we believe the period of heavy consolidation is waning. Many companies in these industries have issued or are in the process of issuing stock, prompting credit improvements and higher bond prices.

As the period progressed, we selectively increased holdings of certain higher-quality cyclical issues in the paper, chemical, and energy sectors. Stricter Medicare reimbursement formulas negatively affected performance from health-care holdings, while earnings disappointments limited the performance of movie exhibition company holdings. We moved out of the satellite communications sector entirely.

On the positive side, we bolstered the fund's exposure to emerging-markets securities, a strategy that contributed significantly to performance, since these markets rallied impressively. The fund's minimal position in Japanese bonds hindered performance when these issues rebounded dramatically. Commercial mortgage-backed securities (CMBSs) holdings also added relatively value to the portfolio.

In the coming months, we are confident that the fund's ability to invest across the fixed-income spectrum will allow us to minimize volatility and maximize the resulting opportunities.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

High current income consistent with preservation of capital
-------------------------------------------------------------------------
PORTFOLIO

A managed asset allocation portfolio spread across all three sectors of the bond market -- U.S. government and corporate investment-grade securities, high-yield bonds, and international instruments
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $9.92
Class IB                $9.90

December 31, 1999
-------------------------------------------------------------------------

High-yield securities are rated lower than investment-grade securities because there is a greater possibility that negative changes in the issuer's financial condition, or in general economic conditions, may hinder the issuer's ability to pay principal and interest on the securities. Foreign investments may be subject to certain risks, such as currency fluctuations and political developments. While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.

Please see page 186 for information about a recent change in the fund's investment policy.

Putnam VT The George Putnam Fund
of Boston

1999 was a year of volatility in both stock and bond markets, as stronger-than-expected economic growth, inflation fears, rising interest rates, and Y2K jitters combined to keep investors on their toes.
Reflecting this turbulent environment during the 12 months ended
December 31, 1999, Putnam VT The George Putnam Fund of Boston's class IA shares provided a total return of -0.36% at net asset value.

The portfolio remained broadly diversified throughout the period, and this certainly made its performance much smoother than the ups and downs of the general market. In the stock market, the strong performance of value stocks was quite beneficial for the fund. Of course, our equity strategy does not rely on major shifts in the capital markets. We select stocks using fundamental analysis, looking for companies that are priced below their long-term worth and poised for positive changes that can increase future profits. During the recent period, the portfolio's better performing stock sectors included technology, chemicals, and energy. Financial and telecommunications companies had weaker returns.

On the bond side, high quality corporate bonds fell in and out of favor throughout the year. After rallying in the second quarter of 1999, corporates reeled from a flood of new supply that came to market. In September and October, corporates rebounded largely because the new supply was less than anticipated. Although the fund was caught in the initial corporate downdraft, we later found numerous opportunities to buy high-grade corporate securities at attractive valuations -- particularly among cyclical companies benefiting from economic strength. Our position in mortgage-backed securities also added value to the portfolio.

Although we expect some additional market volatility as the year 2000 progresses, we are generally optimistic about conditions for value stocks and bonds and will continue to research appropriate opportunities for the fund.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation and current income
-------------------------------------------------------------------------
PORTFOLIO

Common stocks and bonds
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $9.98
Class IB                $9.98

December 31, 1999
-------------------------------------------------------------------------

Putnam VT Global Asset Allocation Fund

The dramatic shifts in worldwide markets, economies, and investor perceptions over 1999 once again demonstrated the advantages of Putnam VT Global Asset Allocation Fund. With a universe of global proportions from which to select holdings, we utilized Putnam's full scope of market, credit, economic, and industry research tools to maximize opportunities within the portfolio. For the 12 months ended December 31, 1999, the fund's class IA shares posted a total return of 11.85% at net asset value.

As the year closed, many of the world's economies showed signs of renewed strength. In fact, economic revival was most pronounced in some of the Asian and Latin American countries hit hardest in 1998's global financial crisis. U.S. equities again led the world, riding the tide of strong economic fundamentals and record-low unemployment. For the first half of the year, a group of large-cap growth stocks continued to fuel the market's rise. Later, value stocks took over, only to be eclipsed once again by growth stocks as the period drew to a close. U.S. investment-grade bonds had a difficult year, as investors regained some of their appetite for risk and pushed up values in the market's so-called spread sectors. Consequently, positions in mortgage-backed, asset-backed, corporate, and high-yield bonds added value to the portfolio.

International equity markets were unusually attractive for much of the period, with Asian and Latin American markets leading performance. The Japanese market rallied quite strongly as corporate restructuring and an increased attention to shareholder value revitalized investor interest. European markets began disappointingly, but prospects are brightening. International bond markets, with the exception of Japan, have languished along with U.S. bond markets. European markets were the worst performers, while emerging markets delivered the strongest returns.

As the world's financial markets face varied challenges and changes, we remain confident that the fund's diversified investment mix and active portfolio management position it well to maximize opportunities in the months ahead.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

A high level of long-term total return consistent with preservation of capital
-------------------------------------------------------------------------
PORTFOLIO

A managed asset allocation portfolio spread across domestic and international stock and bond markets
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $19.60
Class IB                $19.60

December 31, 1999
-------------------------------------------------------------------------
Foreign investments may be subject to certain risks, such as currency fluctuations, economic instability, and political developments.


Putnam VT Global Growth Fund

The close of Putnam Global Growth Fund's fiscal year capped a rewarding period as investors all over the world gravitated to the growth potential of many of the companies we favor. Our disciplined and research-oriented investment process of individual stock analysis, along with solid stock selection in rapidly growing areas of the global economy, propelled the fund to strong performance. For the 12 months ended December 31, 1999, the fund's class IA shares posted a total return of 65.00% at net asset value.

Our emphasis on many key technology companies in the U.S., Japanese and British markets drove the fund's performance. Within the technology sector, however, we did reduce European information technology service company holdings, as their growth potential became less apparent. Many fund investments are focused among those companies now building the backbone of the world's data and voice communications networks as well as companies providing the equipment, including those ubiquitous cellular handsets. The fund also has substantial investments in companies that make the Internet work or in selected "pure play" Internet companies with dominant brands. Cisco systems in the United States has long been the leader in the networking equipment industry and has recorded consistently strong earnings growth. Well known Internet portal Yahoo! has also become a key holding for the fund.

Outside of technology, we raised the fund's weighting in pharmaceutical and biotech companies, particularly in the United States, while maintaining some of our favored positions in Europe and Japan. The stock prices of biotechnology companies have been strong this year and pharmaceutical stocks have begun to come back after concerns about possible U.S. Medicare reform began to fade. We have also raised the fund's weighting in financial stocks, particularly those that focus on the gathering and managing of assets.

We will continue to evaluate stocks on a company-by-company basis, seeking to take maximum advantage of the world's growth opportunities.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

An internationally diversified common stock portfolio
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $30.49
Class IB                $30.41

December 31, 1999
-------------------------------------------------------------------------
Foreign investments may be subject to certain risks, such as currency fluctuations, economic instability, and political developments.


Putnam VT Growth and Income Fund

Despite the adverse effects created by rising interest rates and upward-creeping bond yields, the year past was relatively positive for Putnam VT Growth and Income Fund. For the 12 months ended December 31, 1999, the fund's class IA shares provided a total return of 1.59% at net asset value.

The chief challenge over the recent period has been the lack of investor enthusiasm for the value stocks in which the fund invests, along with the type of strategic sector diversification we follow in managing the portfolio. In their zeal for companies with expectations of above-average earnings growth, particularly in the technology sector, many investors shunned the more conservative equities we focus on -- dividend-paying stocks with below-average valuations. Value stocks outperformed only during April and May, although over the long term, history has shown them to be competitive performers that offer less volatility than the market average.

Energy and telephone stocks were the fund's star performers over the period. Energy benefited from rising oil prices and positive industry consolidation, while the telephone industry saw increased voice and data communications demand from businesses expanding their Internet presence. Financial stocks remain the fund's largest sector weighting. These gained dramatically during the first half of the period. When rising interest rates dampened their performance, we added new positions in some excellent companies. We also added a pharmaceutical company and a specialty chemical company to the portfolio.

The U.S. economy continues to provide a supportive environment for equity performance in general. In addition, the fund stands to benefit from the gathering pace of international economic growth, since many of its holdings are companies that have successfully globalized their operations and stand ready to feel the effects of rising global growth.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital growth and current income
-------------------------------------------------------------------------
PORTFOLIO

Primarily common stocks and convertible securities
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $26.80
Class IB                $26.75

December 31, 1999
-------------------------------------------------------------------------

Putnam VT Health Sciences Fund

Health-care investing remained quite challenging throughout the year. The strengthening global economy made earnings growth more broadly available and investors moved away from the dependable, defensive growth that health-care stocks generally offer. As a result, Putnam VT Health Sciences Fund posted a total return of -3.93% for its class IA shares for the 12 months ended December 31, 1999.

While the long-term prospects remain extremely positive for health-care stocks, short-term setbacks during 1999 prompted some strategic shifts in the fund's sector weightings. First, we reduced U.S. pharmaceutical holdings considerably. These stocks have been the darlings of the fund's portfolio for many years, delivering impressive returns even as other sectors of the stock market were underperforming. With global growth accelerating in 1999, investors began to seek opportunities in other industries and regions that offered strong growth potential and more attractive prices. At the same time, uncertainty about potential Medicare reform took its toll on pharmaceutical stocks.

In addition to reducing U.S. pharmaceutical holdings, we also added some international drug companies to provide additional diversification and help offset the underperformance of the U.S. stocks. We also raised the portfolio's weighting of biotechnology stocks to the highest level in several years. The biotech rally that began with the largest companies late in 1998 grew to include companies of all sizes by the end of 1999. Since the last biotech rally in 1991 the industry has matured and more companies are developing multiple products. Investors have been attracted by these changes, along with the ongoing merger and acquisition rumors that often indicate a thriving industry. Strategic selection of medical device stocks also helped boost performance over the period, as did limited exposure to the troubled health-care services industry.

While pinpointing the timing of a broad turnaround among health-care stocks is difficult, valuations are reaching attractive levels and the long-term trends that favor these stocks remain in place.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

Primarily common stocks of companies in the health sciences industries
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $10.50
Class IB                $10.50

December 31, 1999
-------------------------------------------------------------------------
Investing in a single sector increases the possibility of greater price fluctuations and does not provide the diversification of a multisector investment.


Putnam VT High Yield Fund

As investors began taking profits on higher-quality investments and accepting risk back into their portfolios at the beginning of 1999, the high-yield market staged a sharp recovery. Unfortunately, the summer brought rising interest rates, Y2K-related liquidity concerns, and a rising default rate which put pressure on high-yield bonds. Putnam VT High Yield Fund weathered the year's ups and downs, however, providing a total return of 5.92% for its class IA shares for the 12 months ended December 31, 1999.

Despite summer's setback, high-yield bonds continue to present attractive income and price appreciation opportunities. The U.S. economy and corporate America are both on solid footing, providing a favorable backdrop for many high-yield debt issuers. Nowhere is this more apparent than in the telecommunications and broadcasting/media industries where deregulation and consolidation also have helped drive performance potential. In fact, these were among the high-yield market's top performers over the period and continued to be a key focus for the fund.

The booming U.S. economy created pockets of opportunity in other areas as well. In gaming, for example, new jurisdiction areas such as Mississippi, Illinois, and Louisiana have provided solid growth potential without the overcapacity that exists in Las Vegas and Atlantic City. We view the late stage of the current business cycle as an opportunity to add some high-quality cyclical issues to the portfolio, such as those in the paper, chemical, and energy sectors.

In other areas, credit problems grew over the year, with the nursing home, cinema, and sub-prime lending sectors suffering. Stricter Medicare reimbursement formulas negatively affected many long-term nursing care bond holdings, while overbuilding resulted in earnings disappointments for movie exhibition company holdings.

Although the market may experience some additional volatility in the months ahead, high-yield bonds appear well-positioned to outperform, given the strong fundamentals supporting them.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

High current income, with a secondary objective of capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

Primarily high-yielding, lower-rated corporate bonds and notes
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $11.09
Class IB                $11.08

December 31, 1999
-------------------------------------------------------------------------
High-yield securities are rated lower than investment-grade securities because there is a greater possibility that negative changes in the issuer's financial condition or in general economic conditions may hinder the issuer's ability to pay principal and interest on the securities.


Putnam VT Income Fund

Fixed-income investors witnessed a sharp turnaround in U.S. bond markets during the past 12 months. Following a positive start of virtually no inflation and low interest rates, conditions became decidedly less favorable as the global economic rebound and a healthy U.S. economy pushed up inflation and led to sharp fixed-income price declines. With interest rates rising, Putnam VT Income Fund weathered the storm as best as possible, turning in a total return of -2.07% for its class IA shares for the 12 months ended December 31, 1999.

After a banner year in 1998, U.S. Treasuries lost their luster when investors regained their appetite for risk and sought higher yields elsewhere. For its part, your fund made only small adjustments to its duration in an attempt to take advantage of the substantial volatility in the marketplace. Overall, however, our duration posture was neutral, a beneficial stance given market volatility. Duration is a measure of the fund's sensitivity to interest-rate changes. Commercial mortgage-backed securities (CMBSs) holdings also helped add relative value to the portfolio as these securities benefited from strong economic activity and solid real estate fundamentals.

High quality corporate bonds fell in and out of favor throughout the year. After rallying until the second quarter of 1999, corporates reeled from a flood of new supply that came to market. In September and October, corporates rebounded largely because the new supply was less than anticipated. Although the fund was caught in the initial corporate downdraft, we later found numerous opportunities to buy high-grade corporate securities at attractive valuations -- particularly among cyclical companies benefiting from economic strength. As the sector recovered, our increased allocation to it paid off. That included additional purchases in mortgages made just in time to take advantage of their rally.

In coming months, we will continue to take advantage of attractive value opportunities throughout the U.S. government and high quality bond sectors.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Current income consistent with preservation of capital
-------------------------------------------------------------------------
PORTFOLIO

Securities issued or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities or backed by the credit of the government agency plus corporate bonds rated B or above
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $12.52
Class IB                $12.51

December 31, 1999
-------------------------------------------------------------------------
While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.


Putnam VT International Growth Fund

With accelerating growth in Europe and the Pacific Basin, investor enthusiasm pushed international equity markets higher over the past 12 months. Putnam VT International Growth Fund shared fully in this positive turn of events. For the 12 months ended December 31, 1999, the fund's class IA shares posted a total return of 60.21% at net asset value.

Careful stock and sector selection generated virtually all of the fund's outperformance for the period, continuing a trend in which country allocation decisions proved less relevant. Market leadership narrowed throughout the year, with telecommunications and technology stocks enjoying phenomenal gains while most other sectors, especially cyclicals like pharmaceuticals and financials, lagged. As a result of a strategy begun over three years ago, the fund had an overweight position in telecommunication stocks and a strong emphasis on technology which served it well in the current environment.

Stock selection was extremely positive in Japan, and indeed, outperformance by Japanese holdings accounted for a considerable amount of the fund's strength during the year. Stock selection was also a significant contributor in France, Germany, the Netherlands, and the United Kingdom. Emerging-markets holdings also performed well, especially stocks from Canada, South Korea, Brazil, and Mexico.

Looking ahead, we believe the fund's investment strategy, which combines top-down country and sector allocations and bottom-up stock selection, should keep it well-positioned to benefit from expanding economic growth throughout the world.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

Primarily common stocks of companies located outside of North America
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $21.66
Class IB                $21.63

December 31, 1999
-------------------------------------------------------------------------
Foreign investments may be subject to certain risks, such as currency fluctuations, economic instability, and political developments.


Putnam VT International Growth and Income Fund

In a recovery year for the global economy, Putnam VT International Growth and Income Fund acquitted itself well against its benchmark index. During the fiscal year ended December 31, 1999, its class IA shares posted a total return of 24.59% at net asset value. While the fund's investment strategy led it to underweight the high-growth and even higher-valued technology sectors, successful stock selection allowed the fund to take maximum advantage of the opportunities within its conservative, risk-averse, value-oriented approach.

In 1999, sector selection in international markets mattered more than country allocation. The telecommunications sector, particularly the industries oriented to Internet services and mobile and data communications, as well as the technology companies supplying those industries, were the stars. The fund entered the year well represented in these sectors, but lightened up as the year progressed and valuations went beyond the parameters of the fund's valuation disciplines. Some of the fund's top performers were in these sectors.

Sector consistency worked against the fund in two sectors in particular, utilities, where U.K. and Japanese holdings performed poorly, and consumer staples, where litigation hit the tobacco and firearms industries and beverage producers experienced what felt like a year of global cooling.

Some sectors were mixed, notably financials. Those in established countries, particularly in Europe but also in Canada and Australia, suffered from the gradual increase in interest rates in the Western world. On the other hand, those in Asia turned in strong performances, some with triple-digit returns, based on economic recovery in their regions and on major self-help programs.

As for prospects in 2000 and beyond, Europe is in the first stages of restructuring, cost-cutting, and focus on shareholder value creation. Share repurchase programs are coming into vogue. Japan is also showing early signs of significant change, with many companies shifting top management teams in an effort to bring in new ideas such as restructuring, downsizing, and industry consolidation, as well as a focus on strengthening the bottom line.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation, with a secondary objective of income
-------------------------------------------------------------------------
PORTFOLIO

Common stocks
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $15.25
Class IB                $15.22

December 31, 1999
-------------------------------------------------------------------------
Foreign investments may be subject to certain risks, such as currency fluctuations, economic instability, and political developments.


Putnam VT International New
Opportunities Fund

The global recovery from 1998's financial crisis has not only brought about dramatic changes in Japan and Asia, but has also complemented the astounding growth and consolidation of several new and dynamic global industries. Using a stock selection process that emphasizes rapidly growing international companies of any size, Putnam VT International New Opportunities Fund has participated fully in this positive environment. For the 12 months ended December 31, 1999, the fund's class IA shares posted a total return of 102.96% at net asset value.

Telecommunications holdings in the United Kingdom, Canada, Finland, Germany, and Japan were among the fund's top performers as growth and consolidation swept this industry. The upturn in the world's semiconductor business cycle also benefited fund holdings in France, the United Kingdom, South Korea, and Taiwan. Higher consumer spending has given the luxury goods area the potential for high growth, and the fund is well-positioned to benefit. In addition to targeting companies benefiting from the global recovery, we also focused on companies that fulfill niche roles often ignored by larger industrial players. One example is a financial services company that targets recent graduates of professional degree programs and creates comprehensive financial planning programs for them. Based on the level of fee income that its services could generate over time, this holding is poised to deliver 25% or more earnings growth per year.

As many emerging markets staged sharp rebounds over the past year, we targeted emerging-markets companies with strong management, market leadership, and significant long-term growth potential. The fund's Asian chip producers were a large part of the fund's emerging markets exposure. Latin American equities have underperformed Asian equities during the period, however, many now trade at significant discounts. We have taken this opportunity to target cyclical companies in Mexico and Brazil that could benefit from global growth, as well as telecommunications companies in both countries.

We will continue to utilize a bottom-up, research-driven process for selecting stocks of international companies that we believe offer some of the world's most exciting growth opportunities.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Long-term capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

Common stocks of companies principally traded outside the United States
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $23.31
Class IB                $23.28

December 31, 1999
-------------------------------------------------------------------------
Foreign investments may be subject to certain risks, such as currency fluctuations, economic instability, and political developments. This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Putnam VT Investors Fund

The market's continued preference for large-company stocks like those in the portfolio of Putnam VT Investors Fund fueled solid performance for the period. While a broadening of stock market leadership toward more undervalued stocks in April and May took some wind out of the fund's sails, the market's return to a large-cap emphasis by period's end was more beneficial. For the 12 months ended December 31, 1999, the fund's class IA shares posting a total return of 30.13% at net asset value.

The market's shift toward more value-oriented companies in April and May was somewhat destabilizing for growth-oriented investors. However, it could turn out to be an exceptionally healthy development in the long run. With a greater number of companies exhibiting the potential for strong earnings growth, your management team has a more abundant selection of candidates from which to choose. In fact, as its track record shows, this fund has had the ability to adapt itself to a variety of markets.

We are keeping the fund well positioned in the areas that offer the most opportunities to find larger, growing companies. The broad and diverse sector of technology still offer such an opportunity and indeed, the portfolio's overweight position in technology drove performance over the period. Technology companies remained fundamentally strong as Y2K concerns diminished and explosive demand for Internet and cellular products and services continued. The fund's biotechnology, conglomerate, and communications services holdings also contributed positively to returns. Weakness among consumer, health care, and financial holdings detracted from performance.

In our view, the stock market continues to be supported by strong fundamentals despite interest-rate worries, and we will continue to employ the stock-by-stock research that has enabled the portfolio to shine thus far.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

Primarily high quality common stocks
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $15.16
Class IB                $15.13

December 31, 1999
-------------------------------------------------------------------------

Putnam VT Money Market Fund

Money market investments remained attractive throughout the year, and the market continued to experience inflows of investor cash. Short-term taxable interest rates rose rapidly, as the Federal Reserve Board raised rates three times. Putnam VT Money Market Fund took advantage of higher available yields, with the fund's class IA shares posting a total return of 4.86% at net asset value for the 12 months ended December 31, 1999.

In this environment of higher interest rates, duration management was an important tool for managing the fund. In order to lock in the highest available money market rates, we kept portfolio duration slightly longer than the market average for the first half of the period. Besides allowing the fund to capture additional income, this longer duration also enabled the fund to avoid reinvestment in January, a time when money market yields traditionally drop due to increased demand for money market assets.

Beginning in August, fears of a funding crunch at the end of 1999 spurred corporations to issue more short-term securities than usual. Historically, this supply surge occurs later in the year, typically in November and December. This year, however, concerns that Y2K complications may affect financial markets -- along with a Bond Market Association recommendation to curtail security issuance near the end of the year -- had corporations scrambling early to cover their year-end financing needs.

Investors have been quick to take advantage of today's higher money market yields. Indeed, assets invested in money market funds like this one have grown dramatically over the past year. The corporate sector has provided many opportunities for the fund to invest these assets, since yields in that sector have been higher than in the government sector.

As the period drew to a close, we brought the fund's duration back to a more neutral position. As always, we remain focused on high-quality issuers and industries and will continue to implement the conservative strategies that have served shareholders well thus far.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Current income consistent with preservation of capital and maintenance of liquidity
-------------------------------------------------------------------------
PORTFOLIO

Primarily high-quality money market instruments
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $1.00
Class IB                $1.00

December 31, 1999
-------------------------------------------------------------------------
An investment in Putnam VT Money Market Fund, in which the fund invests, is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Putnam VT New Opportunities Fund

Putnam VT New Opportunities Fund finished 1999 on a positive note as explosive growth in technology and media -- and solid stock selection within these sectors -- boosted performance. Since stock market leadership remained concentrated in a small number of companies, particularly in the technology sector, stock selection was the key to positive performance for most equity funds. For the 12 months ended December 31, 1999, the fund's class IA shares posted a total return of 69.35% at net asset value.

Technology stocks continued to outperform every other sector of the market throughout the year as businesses including software, networking, fiber optics, and data storage capitalized on Internet and e-commerce demand. The media sector also flourished as Internet companies continued to advertise through traditional broadcasting outlets. With overweight positions in both sectors, and solid stock selection within them, the fund participated fully in this positive environment.

On the negative side, fund investments in business services and financial services fared poorly over the period. Fortunately, the portfolio was underweight in these sectors, along with consumer, health care, and industrial stocks, which also underperformed.

While the Federal Reserve Board has demonstrated its intolerance of any uptick in inflation, investors remain fearful of the potential effects of higher rates and the specter of higher inflation.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

Common stocks of companies in market sectors with above-average long-term growth potential
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $43.54
Class IB                $43.44

December 31, 1999
-------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Putnam VT New Value Fund

The undervalued stocks of large and midsize companies that form the basis of Putnam VT New Value Fund's portfolio found favor among investors early in the year, only to decline by the end of the period. However, sector weightings and individual stock selection contributed positively to performance. For the 12 months ended December 31, 1999, the fund's class IA shares posted a total return of 0.27% at net asset value.

Buying carefully and holding for the long term is high on our list of strategies for managing the fund. Over the recent period, this strategy paid handsome returns, when the fund took profits on its position in IBM, a holding in the portfolio when the fund began operations. While many investors had written off the once-powerful company when the fund decided to invest, it transformed itself back into an industry leader and the fund realized significant gains from the sale of this holding.

The IBM story illustrates another tenet of our investment philosophy: to buy stocks of companies that we believe to be fundamentally strong but suffering short-term setbacks that have dragged down their stock prices. The portfolio now contains a pharmaceutical company, a waste management company, and a funeral-home franchise that all fit this description. Each company has strong market share and solid products that position it well for future growth; their stocks have become available for bargain prices due to difficulties we believe to be short-lived.

Fund performance in the recent period benefited from an overweight position in the energy sector, which enjoyed better conditions because of rising energy prices. Merger activity in several sectors also contributed to performance. In the months ahead, we will continue to take advantage of out-of-favor stocks whose potential may be overlooked by the broader market.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Growth and current income
-------------------------------------------------------------------------
PORTFOLIO

Common stocks and fixed-income securities
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $11.86
Class IB                $11.85

December 31, 1999
-------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Putnam VT OTC & Emerging Growth Fund

Throughout the past 12 months, stocks of emerging growth companies were generally out of favor with investors. Large-company stocks, and fleetingly value stocks, remained the darlings of the market as investors sought relative "safe haven" in an uncertain world. In view of this relatively inhospitable environment, it is with great pleasure that we report that Putnam VT OTC & Emerging Growth Fund's class IA shares posted a total return of 126.52% at net asset value for the 12 months ended December 31, 1999.

The fund's strong performance over the period is due in part to the thoroughness of its stock selection process. In choosing holdings for the portfolio, we categorize emerging growth companies in two ways. The first is a company that has the dominant share of a dynamic new industry. The second type of emerging growth company gains market share rapidly in an established industry. Over the period, the fund benefited from gains in both.

Many of the stocks that contributed to performance were in the technology area. This sector remains fundamentally strong as Y2K concerns diminish and explosive demand continues for Internet and cellular products and services. Far from a deliberate sector strategy, the portfolio's overweighting in technology is simply reflective of where many of the best emerging growth companies now operate. Performance over the period also benefited from our decision to underweight the poor-performing consumer, financial, and health-care sectors.

Some small, emerging growth stocks are still selling at attractive valuations relative to large-cap stocks offering a fraction of the growth potential. While selecting winners in today's rapidly changing Internet-dominated landscape will not be easy, we believe the fund is well suited to the challenge.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Above-average growth potential
-------------------------------------------------------------------------
PORTFOLIO

Common stocks primarily of small to medium-size emerging growth companies
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $22.79
Class IB                $22.76

December 31, 1999
-------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Putnam VT Research Fund

As the U.S. stock market resumed its advance in October, Putnam VT Research Fund was well positioned to take full advantage of this positive turn of events. Stock selection drove performance, with particular success among the fund's biotech and medical tech, technology, and media sector holdings. For the 12 months ended December 31, 1999, the fund's class IA shares posted a total return of 27.58% at net asset value.

Wireless telecommunications stocks were among the fund's top performers, as the burgeoning demand for wireless or cellular products has driven an acceleration of growth for these companies. Technology stocks held in the fund also benefited from the growth in wireless data demand and the expansion of Internet commerce. The biotech/medical tech industry has been another strong sector. Many of the companies in these industries have expanded from single-product capabilities to multiple-product lines, which the marketplace has been quick to reflect in valuations.

On the negative side, financial stocks performed poorly. While some of the recent mergers, acquisitions, and buyouts have not yet yielded the promised cost savings and revenue enhancements for the new companies, a negative perception of the impact of rising rates has been the biggest factor driving the group's underperformance.

Going forward, we intend to keep the fund's focus on stock selection, concentrating on the most attractive opportunities seen by our analysts across all industries and investment styles.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

Common stocks and fixed-income securities
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $14.69
Class IB                $14.67

December 31, 1999
-------------------------------------------------------------------------

Putnam VT Small Cap Value Fund

As we conclude the first eight months of operations for Putnam VT Small Cap Value Fund, the stock market has continued to exhibit volatility as investors balance the negative effects of inflation fears with the positive aspects of strong economic growth. For the eight months ended December 31, 1999, the fund's class IA shares posted a total return of 3.47% at net asset value.

As the fund came into existence in April, small companies and value-oriented sectors such as capital goods, basic materials, and energy surged. The turnaround was significant because small companies and value stocks had been underperforming large growth companies for at least two years, and by some measures even longer. Obviously, this change was good for the fund, and performance from these initial days was quite strong. Unfortunately, rising interest rates depressed stocks across the board in August. However, the market rallied again in October, and small cap stocks shared in the rise.

During the period, several stocks in the portfolio were involved in acquisition or merger activity that helped drive up their prices. Although we do not buy stocks based on merger rumors, nonetheless we were not surprised that some of the these stocks could be acquisition targets. These were well-managed companies selling at bargain prices, making them logical targets for rivals that want to grow through acquisition.

As we look ahead, we are optimistic for the portfolio and for small companies in general. The merger wave that set records in the past few years appears to be expanding to include small companies. Based on historical comparisons, stocks of small companies are still priced attractively relative to large companies and have a long way to appreciate to close the gap.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

Common stocks of small-capitalization companies with potential for above-average capital growth
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $10.31
Class IB                $10.30

December 31, 1999
-------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Putnam VT Utilities Growth and
Income Fund

Fiscal 1999 delivered a particularly difficult set of challenges for Putnam VT Utilities Growth and Income Fund. For the 12 months ended December 31, 1999, the fund's class IA shares posted a total return of -0.66% at net asset value.

Mergers and acquisitions have proved rewarding in both the gas and electric utilities sectors and among the fund's major telephone holdings. However, our principal goal is always to seek out modestly priced stocks of companies with strong management and the capacity for positive change. Currently, we see enormous potential among electric utilities. Many of these stocks are undervalued, and as acquisitions were announced in some local distribution companies (LDCs), we began taking profits and redeploying assets in electric utilities. Many of these utilities are already supplying power to institutional customers far removed from their regional headquarters. Eventually electric utilities will compete for individuals' business just as telephone companies do today.

It used to be easier to select utilities stocks than it is today. Today, blurring lines of service between different types of utilities and changing state regulations make meticulous research essential to assembling a solid portfolio. Many gas and electric companies have been divesting assets, forming strategic alliances, and using newly acquired cash to pave the way for future growth. Some visionary companies are finding growth prospects in developing economies. Many of these are represented in the fund's portfolio. At the same time, some gas companies are starting to offer electric service, while telephone companies are expanding into the wireless and data transmission areas. Utilities today require more intensive analysis than in the past.

Although we remain focused principally on equities, we also use bonds and notes issued by utility companies in order to provide additional income for the fund. Demand for utilities stocks remains low relative to the market, but we believe the shifting dynamics of the industry will provide ample opportunity in coming months.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital growth and current income
-------------------------------------------------------------------------
PORTFOLIO

Common stocks and bonds issued by public utility companies
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $16.97
Class IB                $16.95

December 31, 1999
-------------------------------------------------------------------------
Investing in a single sector increases the possibility of greater price fluctuations and does not provide the diversification of a multisector investment.


Putnam VT Vista Fund

Stocks of midsize companies, such as those that make up Putnam VT Vista Fund's portfolio, achieved strong gains over the past 12 months, despite investors' insatiable appetite for large-cap stocks and the more speculative Internet stocks. Midsize companies tend to be nimble and entrepreneurial, with more business experience than their smaller counterparts and more potential for dramatic earnings growth than larger, more established companies. This is reflected in the fund's healthy performance. For the 12 months ended December 31, 1999, the fund's class IA shares provided a total return of 52.90% at net asset value.

Two trends had a substantial impact on the performance of midsize companies during the past year. The first is the continued outperformance of larger-company stocks. As a result, some companies that began the year as midsize companies appreciated so rapidly that they outgrew their mid-cap universe. Consequently, the fund sold some of the holdings that had outgrown their mid-cap status, realizing solid gains in the process. The second trend affecting the fund is the high level of speculation in the stock market today. Rather than doing time-consuming research of long-term fundamentals, many investors are opting for quick profits in the hottest names -- particularly among Internet stocks. The fund is poised to benefit with several Internet holdings.

In terms of sectors, technology remains the fund's strongest performer. Telecommunications companies, especially cellular communications companies, have been particularly strong. Advertising and retail industries have also provided solid returns, while our increased weighting to biotechnology was boosted performance considerably as this sector delivered its strongest returns in eight years. An early decision to reduce the fund's position in drug and health-care services companies was beneficial as these industries continued to underperform throughout the period. Rising interest rates took their toll on the financial and consumer sectors, and fund holdings in these areas dampened performance slightly.

While we expect some additional volatility in the months ahead, we believe that midsize companies are well positioned to make their contribution in the new millennium.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

Common stocks with potential for above-average capital growth
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $20.68
Class IB                $20.65

December 31, 1999
-------------------------------------------------------------------------
The fund invests all or a portion of its assets in small to medium-size companies. Such investments increase the risk of greater price fluctuations.


Putnam VT Voyager Fund

Putnam VT Voyager Fund continued its successful journey throughout another year of volatile markets, owing largely to astute sector emphasis and solid stock selection among large, small, and midsize companies. For the 12 months ended December 31, 1999, the fund's class IA shares provided a total return of 58.22% at net asset value.

Our strategy has been to focus on companies of all sizes that we believe are benefiting from the changes brought on by new technologies, such as the growth of the Internet and telecommunications. For this reason, technology remains one of the largest sector weightings in the portfolio. Within this sector, we emphasized communications equipment and components, taking advantage of the fact that rapid growth in data communications services is driving demand from all industry suppliers.

Media was another strong performing sector -- and large portfolio weighting -- for the fund. Demand for advertising continued to grow, driven by the strong economy and growth in both Internet and pharmaceuticals ad budgets. We concentrated on radio, television, billboard, cable, and Internet industries.

During the period, we reduced the fund's holdings in health care as real or feared threats of government Medicare/Medicaid reimbursement regulations continued to affect the projected earnings of these stocks. We focused the fund's consumer holdings on leading retailers, especially those serving value-oriented niches. Some specialty discount retailers have found ways to increase profits while offering reduced prices to consumers. While this sector showed strength early in the year, performance fell off during the third quarter of 1999. The portfolio's business services holdings were concentrated on computer-related outsourcing services and transaction processing, both areas of rapid growth.

While market volatility is likely to continue in the coming months, we believe that increasing economic activity around the world should allow us to target a number of stocks with attractive long-term growth potential.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO

Stocks of "emerging growth" companies with significant growth potential and established companies with positive growth prospects
-------------------------------------------------------------------------
NET ASSET VALUE

Class IA                $66.25
Class IB                $66.11

December 31, 1999
-------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Cumulative total returns of a $10,000
investment in class IA shares at
unit value

Putnam VT Asia Pacific Growth --
since 5/1/95

(subsequent periods ended 12/31)


[GRAPHIC OMITTED: worm charts CUMULATIVE TOTAL RETURNS OF A $10,000 INVESTMENT
                  IN CLASS IA SHARES AT UNIT VALUE]

Date            AsiaPac                 MSCI Pacific Index
------------------------------------------------------------------------------
5/1/95          10,000                        10,000
95              10,230                        10,021
96              11,161                         9,162
97               9,525                         6,826
98               9,003                         6,993
99             $18,687                       $11,023

Putnam VT Asia Pacific Growth Fund's underlying portfolio seeks capital appreciation through common stocks of companies located in Asia and in the Pacific Basin. The Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged list of Asian and Pacific Rim equity securities, excluding U.S., with all values expressed in U.S. dollars. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Diversified Income Fund --
since 9/15/93

(subsequent periods ended 12/31)


         Putnam VT   Lehman Brothers                Salomon Bros.
        Diversified     Aggregate   Lehman Brothers    Non-U.S.   First Boston
          Income          Bond      Mortgage-Backed  World Govt.   High Yield
Date       Fund          Index          Index        Bond Index       Index
----------------------------------------------------------------------------
9/15/93  10,000         10,000         10,000         10,000         10,000
93       10,230         10,006         10,090         10,019         10,441
94        9,797          9,714          9,928         10,619         10,339
95       11,671         11,509         11,595         12,695         12,137
96       12,699         11,927         12,217         13,213         13,644
97       13,636         13,078         13,375         12,650         15,367
98       13,449         14,214         14,307         14,900         15,456
99      $13,673        $14,097        $14,572        $14,144        $15,963

Putnam VT Diversified Income Fund's underlying portfolio of U.S. government, high-yield, and international fixed-income securities seeks high current income consistent with capital preservation. Lehman Bros. Aggregate Bond Index is replacing Lehman Bros. Mortgage-backed Index because Putnam Management believes this index is a more appropriate index against which to compare the fund's performance. Lehman Bros. Aggregate Bond Index is composed of securities from Lehman Bros. Government/Corporate Bond, Mortgage-backed Securities, and Asset Backed Securities indexes. Salomon Brothers Non-U.S. World Government Bond Index is an unmanaged list of bonds issued by 10 countries. First Boston High Yield Index is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Putnam VT The George Putnam Fund
of Boston -- since 4/30/98

                  Putnam VT                 Lehman Bros.    Lehman Bros.
                 The George     S&P 500     Govt./Corp    Aggregate Bond
Date             Putnam Fund     Index      Bond Index         Index
----------------------------------------------------------------------------
4/30/98            10,000       10,000        10,000          10,000
6/30/98             9,970       10,227        10,210          10,180
9/30/98             9,480        9,210        10,716          10,611
12/31/98           10,369       11,171        10,730          10,647
3/31/99            10,476       11,728        10,601          10,594
6/30/99            10,992       12,555        10,485          10,501
9/30/99            10,244       11,771        10,541          10,572
12/31/99          $10,332      $13,522       $10,498         $10,559

Putnam VT The George Putnam Fund of Boston's underlying portfolio seeks capital appreciation and current income through a balanced portfolio of stocks and bonds. The Lehman Bros. Govt./Corporate Bond Index is an unmanaged index of publicly issued U.S. governmental and corporate debt obligations used as a general measure of the performance of fixed-income securities. It is replacing the Lehman Bros. Aggregate Bond Index because Putnam Management believes this index is a more appropriate index against which to compare the fund's fixed-income performance. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond, Mortgage-backed Securities, and Asset-backed Securities indexes. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the indexes. It is not possible to invest directly in an index.


Putnam VT Global Asset Allocation Fund -- since 12/31/89

                          Putnam VT
                        Global Asset       MSCI
Date                   Allocation Fund  World Index
----------------------------------------------------------------------------
12/31/89                   10,000        10,000
90                         10,018         8,298
91                         11,923         9,815
92                         12,673         9,303
93                         14,888        11,396
94                         14,516        11,974
95                         18,102        14,455
96                         20,930        16,404
97                         25,047        18,990
98                         28,420        23,611
99                        $31,788       $29,499

Putnam VT Global Asset Allocation Fund's underlying managed asset allocation portfolio spread across domestic and international stock and bond markets seeks a high level of long-term total return consistent with preservation of capital. The Morgan Stanley Capital International World Index is an unmanaged list of global equity securities, with all values expressed in U.S. dollars. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Global Growth Fund --
since 5/1/90

(subsequent periods ended 12/31)

                                    MSCI
                Putnam VT        All-Country
              Global Growth      World Free           MSCI
Date            Fund MSCI           Index          World Index
----------------------------------------------------------------------------
5/1/90           10,000            10,000            10,000
90                9,320             9,862             9,832
91               10,719            11,826            11,630
92               10,680            11,326            11,022
93               14,140            14,144            13,502
94               14,003            14,855            14,188
95               16,198            17,746            17,128
96               18,985            20,088            19,436
97               21,706            23,100            22,500
98               28,155            28,175            27,976
99              $46,456           $35,730           $34,952

Putnam VT Global Growth Fund's underlying internationally diversified common stock portfolio seeks capital appreciation. The Morgan Stanley Capital International All-Country World Free Index is an unmanaged index of global equity securities available to nondomestic investors, with all values expressed in U.S. dollars. It is replacing MSCI World Index because Putnam Management believes this index is a more appropriate index against which to compare the fund's performance. The MSCI World Index is an unmanaged list of international equity securities, with all values expressed in U.S. dollars. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Growth and Income Fund -- since 12/31/89

                      Putnam VT
                  Growth and Income
Date                    Fund                 S&P 500 Index
----------------------------------------------------------------------------
12/31/89               10,000                   10,000
90                     10,196                    9,690
91                     12,138                   12,642
92                     13,322                   13,605
93                     15,222                   14,976
94                     15,275                   15,174
95                     20,883                   20,876
96                     25,461                   25,669
97                     31,609                   34,233
98                     36,483                   44,016
99                    $37,062                  $53,278

Putnam VT Growth and Income Fund's underlying portfolio primarily of common stocks seeks capital growth and current income. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Health Sciences Fund -- since 4/30/98

                       Putnam VT
                    Health Sciences
Date                     Fund              S&P 500 Index
----------------------------------------------------------------------------
4/30/98                 10,000                 10,000
6/30/98                 10,070                 10,227
9/30/98                  9,450                  9,210
12/31/98                10,951                 11,171
3/31/99                 10,450                 11,728
6/30/99                 10,200                 12,555
9/30/99                  9,629                 11,771
12/31/99               $10,520                $13,522

Putnam VT Health Sciences Fund's underlying portfolio seeks capital appreciation through stocks of companies in the health sciences industries. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.



Putnam VT High Yield Fund --
since 12/31/89

                      Putnam VT            First Boston
                     High Yield             High Yield
Date                    Fund                   Index
----------------------------------------------------------------------------
12/31/89               10,000                 10,000
90                      9,003                  9,362
91                     13,038                 13,459
92                     15,513                 15,700
93                     18,548                 18,669
94                     18,375                 18,487
95                     21,741                 21,700
96                     24,526                 24,396
97                     28,043                 27,476
98                     26,401                 27,635
99                    $27,964                $28,542

Putnam VT High Yield Fund's underlying portfolio primarily of high-yielding, lower-rated corporate bonds and notes seeks high current income, with a secondary objective of capital appreciation. The First Boston High Yield Index is an unmanaged market-weighted index constructed to mirror the public investable high-yield debt market. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Income Fund --
since 12/31/89


                Putnam VT       Lehman Bros.      Lehman Bros.
               Income Fund    Aggregate Bond     Govt./Corporate
Date              Fund             Index           Bond Index
----------------------------------------------------------------------------
12/31/89         10,000           10,000            10,000
90               10,751           10,896            10,828
91               12,609           12,640            12,575
92               13,553           13,575            13,528
93               15,082           14,899            15,020
94               14,586           14,464            14,493
95               17,568           17,136            17,282
96               17,992           17,759            17,784
97               19,547           19,473            19,519
98               21,159           21,165            21,368
99              $20,722          $20,991           $20,906

Putnam VT Income Fund's underlying portfolio of securities issued or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities or backed by the credit of the government agency plus foreign governments and corporate bonds rated B or above seeks current income consistent with preservation of capital. The Lehman Brothers. Aggregate Bond Index is an unmanaged index of investment-grade bonds. It is replacing the Lehman Brothers. Govt./Corp. Bond Index because Putnam Management believes this index is a more appropriate index against which to compare the fund's performance. The Lehman Brothers Government/Corporate Bond Index is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate nonconvertible investment-grade corporate debt securities, and U.S. dollar-denominated SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed income securities. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT International Growth Fund -- since 1/2/97

                        Putnam VT
                   International Growth              MSCI
Date                       Fund                   EAFE Index
----------------------------------------------------------------------------
1/2/97                    10,000                    10,000
12/31/97                  11,613                    10,178
12/31/98                  13,783                    12,213
12/31/99                 $22,082                   $15,506

Putnam VT International Growth Fund's underlying portfolio seeks capital appreciation primarily through stocks of companies in countries other than the United States. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged list of stocks from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT International Growth and Income Fund -- since 1/2/97

                         Putnam VT
                       International
                        Growth and                   MSCI
Date                    Income Fund               EAFE Index
----------------------------------------------------------------------------
1/2/97                    10,000                    10,000
97                        11,943                    10,178
98                        13,290                    12,213
99                       $16,558                   $15,506

Putnam VT International Growth and Income Fund's underlying portfolio seeks capital appreciation primarily through stocks of companies located outside North America. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged list of stocks from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT International New Opportunities Fund -- since 1/2/97

                       Putnam VT
                    International
                   New Opportunities                 MSCI
Date                     Fund                     EAFE Index
----------------------------------------------------------------------------
1/2/97                  10,000                     10,000
97                       9,990                     10,178
98                      11,546                     12,213
99                     $23,432                    $15,506

Putnam VT International New Opportunities Fund's underlying portfolio seeks capital appreciation primarily through stocks of companies in countries other than the United States. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged list of stocks from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Investors Fund --
since 4/30/98

                       Putnam VT
Date                Investors Fund              S&P 500 Index
----------------------------------------------------------------------------
4/30/98                 10,000                     10,000
6/30/98                 10,590                     10,227
9/30/98                  9,360                      9,210
12/31/98                11,666                     11,171
3/31/99                 12,307                     11,728
6/30/99                 12,808                     12,555
9/30/99                 12,177                     11,771
12/31/99               $15,181                    $13,522


Putnam VT Investors Fund's underlying portfolio seeks long-term capital appreciation through quality common stocks. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT New Opportunities Fund -- since 5/2/94

(subsequent periods ended 12/31)

                Putnam VT
            New Opportunities  Russell 2000   Russell Mid Cap
Date              Fund             Index       Growth Index    S&P 500 Index
----------------------------------------------------------------------------
5/2/94           10,000           10,000           10,000           10,000
94               10,820           10,027           10,121           10,398
95               15,675           12,879           13,561           14,305
96               17,270           15,004           15,930           17,590
97               21,291           18,359           19,521           23,459
98               26,482           17,892           23,009           30,163
99              $44,848          $21,695          $34,811          $36,510

Putnam VT New Opportunities Fund's underlying portfolio seeks long-term capital appreciation primarily through common stock investments in companies in economic sectors with above-average long-term growth potential. The Russell 2000 Index is a commonly used measure of small-company performance. The Russell Mid Cap Growth Index is an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. The indexes are replacing the S&P 500 Index because Putnam Management believes they more accurately reflect the fund's portfolio of small and midsized companies. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT New Value Fund --
since 1/2/97

                       Putnam VT
Date                New Value Fund          S&P 500 Index
----------------------------------------------------------------------------
1/2/97                  10,000                  10,000
12/31/97                11,760                  13,336
12/31/98                12,496                  17,148
12/31/99               $12,529                 $20,756

Putnam VT New Value Fund's underlying portfolio seeks capital appreciation through investments in undervalued stocks. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT OTC & Emerging Growth Fund -- since 4/30/98

                   Putnam VT OTC &
                   Emerging Growth
Date                    Fund                 S&P 500 Index
----------------------------------------------------------------------------
4/30/98                10,000                    10,000
6/30/98                10,230                    10,227
9/30/98                 7,870                     9,210
12/31/98               10,094                    11,171
3/31/99                10,905                    11,728
6/30/99                11,925                    12,555
9/30/99                12,976                    11,771
12/31/99              $22,866                   $13,522

Putnam VT OTC &Emerging Growth Fund's underlying portfolio seeks capital appreciation through stocks of small to medium-size emerging growth companies. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Research Fund --
since 9/30/98

                     Putnam VT
Date               Research Fund              S&P 500 Index
----------------------------------------------------------------------------
9/30/98                10,000                    10,000
12/31/98               11,951                    12,130
3/31/99                12,550                    12,734
6/30/99                13,409                    13,632
9/30/99                12,691                    12,780
12/31/99              $15,248                   $14,682

Putnam VT Research Fund's underlying portfolio seeks capital appreciation primarily through common stock investments. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Small Cap Value Fund --
since 4/30/99

                      Putnam VT
                      Small Cap                Russell 2000
Date                 Value Fund                  Index
----------------------------------------------------------------------------
4/30/99                10,000                   10,000
5/31/99                10,350                   10,146
6/30/99                10,990                   10,605
7/31/99                10,840                   10,314
8/31/99                10,340                    9,932
9/30/99                 9,910                    9,934
10/31/99                9,590                    9,975
11/30/99                9,890                   10,570
12/31/99              $10,347                  $11,767

Putnam VT Small Cap Value Fund's underlying portfolio seeks capital appreciation through investments in common stocks of small companies. The Russell 2000 Index is a commonly used measure of small-company performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Utilities Growth and Income
Fund -- since 5/1/92

(subsequent periods ended 12/31)

                  Putnam VT
               Utilities Growth      S&P Utility          S&P 500
Date             and Income             Index              Index
----------------------------------------------------------------------------
5/1/92             10,000              10,000              10,000
92                 10,710              11,192              10,726
93                 12,148              12,711              11,807
94                 11,295              11,668              11,963
95                 14,805              16,577              16,458
96                 17,144              17,089              20,237
97                 21,790              21,310              26,989
98                 25,040              24,451              34,702
99                $24,875             $22,297             $42,004

Putnam VT Utilities Growth and Income Fund's underlying portfolio of common stocks and bonds issued by public utilities company seeks capital growth and current income. The Standard & Poor's Utility Index is an unmanaged list of common stocks issued by utility companies. It is replacing the Standard * Poor's 500 Index because Putnam Management believes this index is a more appropriate index against which to compare the fund's performance. The S&P 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Vista Fund -- since 1/2/97


                  Putnam VT         Russell Mid Cap
Date             Vista Fund          Growth Index       S&P 500 Index
----------------------------------------------------------------------------
1/2/97             10,000               10,000             10,000
12/31/97           12,321               12,254             13,336
12/31/98           14,721               14,443             17,148
12/31/99          $22,509              $21,852            $20,756

Putnam VT Vista Fund's underlying portfolio seeks capital appreciation primarily through common stocks. The Russell Mid Cap Growth Index is an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. They are replacing the Standard & Poor's 500 Index because Putnam Management believes they are more appropriate indexes against which to compare the fund's performance. The S&P 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Voyager Fund --
since 12/31/89

             Putnam VT        Russell 2000   Russell Mid Cap
Date        Voyager Fund         Index        Growth Index     S&P 500 Index
----------------------------------------------------------------------------
12/31/89       10,000           10,000           10,000           10,000
90              9,797            8,052            9,487            9,690
91             14,313           11,760           13,948           12,642
92             15,795           13,925           15,164           13,605
93             18,749           16,554           16,861           14,976
94             18,944           16,252           16,496           15,174
95             26,649           20,876           22,101           20,876
96             30,105           24,319           25,963           25,669
97             38,087           29,757           31,816           34,233
98             47,366           29,000           37,500           44,016
99            $74,943          $35,164          $56,734          $53,278

Putnam VT Voyager Fund's underlying portfolio seeks capital appreciation through stocks of emerging growth companies with significant growth potential and established companies with positive growth prospects. The Russell 2000 Index is a commonly used measure of small-company performance. The Russell Mid Cap Growth Index is an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. The indexes are replacing the Standard & Poor's 500 Index because Putnam Management believes they more accurately reflect the fund's portfolio of small and midsized companies. The S&P 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


An investment's past performance should not be taken as an assurance of future results.


Fund manager changes

Stephen P. Dexter has been appointed to the management team of Putnam VT International New Opportunities Fund. He is a senior portfolio manager in the International Growth Equities Group. Before joining Putnam in 1999, he was with Scudder Kemper Investments, Kemper Financial Services, and Sears Investment Management. He has 16 years of investment experience.

Deborah F. Kuenstner has been appointed to the management team of Putnam VT International Growth and Income Fund. She joined Putnam in 1997 as a senior portfolio manager in the International Core and Value Equity Group and currently serves as chief investment officer of International Value Equity. In addition, she was recently appointed to head the Large Cap Value Equity Team. Before joining Putnam, she was with DuPont Pension Fund Investment, Merrill Lynch Securities Research, and the Federal Reserve Bank of New York. She has 20 years of investment experience.

Kenneth W. Lang has been appointed to the management team of Putnam VT New Opportunities Fund. Before joining Putnam in 1997 as an analyst in the Specialty Growth Group, he was with Montgomery Securities and Morgan Stanley. He has 9 years of investment experience.

Krishna K. Memani has been appointed to the management team of Putnam VT High Yield Trust, Putnam VT Income Fund, and Putnam VT Utilities Growth and Income Fund. He currently heads the Credit Team within the Core Fixed Income Group. Before joining Putnam in 1998, he was with Morgan Stanley and Price Waterhouse LLP, now known as PricewaterhouseCoopers LLP. He has 14 years of investment experience.

Carmel Peters has been appointed to the management team of Putnam VT Asia Pacific Growth Fund. She joined Putnam in 1997 and is now a senior portfolio manager on the Emerging Markets Equity Team. Before joining Putnam, she was with Wheelock NatWest Investment Management Ltd., Rothschild Asset Management Asia Pacific, Hong Kong, Rothschild Asset Management Japan Ltd., and Allied Irish Investment Bank, Dublin. She has 23 years of investment experience.

Mark D. Pollard has been appointed to the management team of Putnam VT International Growth Fund. He is director of European Core Equities in the Global Core Equity Group. He joined Putnam's London office in 1990 as a senior international analyst, where he conducted investment research in most European equity markets. He has 19 years of investment experience.

George W. Stairs has been appointed to the management team of Putnam VT International Growth and Income Fund. He is a portfolio manager in the International Value Equity Group. He joined Putnam in 1994 as an analyst in the Global Equity Research Group. He has 13 years of investment experience.

Paul C. Warren has been appointed to the management team of Putnam VT International Growth Fund. He joined Putnam in 1994 and is a senior portfolio manager in the Core International Equity Group, contributing to Putnam's international equity and Pacific Basin equity portfolios. He has 17 years of investment experience.


Report of independent accountants
For the fiscal year ended December 31, 1999

To the Trustees and Shareholders of
Putnam Variable Trust

In our opinion, the accompanying statements of assets and liabilities, including the fund's portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-two funds constituting the Putnam Variable Trust (the "fund"), at December 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2000



Putnam VT Asia Pacific Growth Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (99.7%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Australia (4.1%)
 ....................................................................................................
                 256,200   Amcor Ltd.                                                   $1,199,905
 ....................................................................................................
                 108,348   Broken Hill Proprietary Co., Ltd.                             1,422,680
 ....................................................................................................
                 256,500   Cable & Wireless Optus Ltd.                                     857,117
 ....................................................................................................
                 213,100   Cable & Wireless Optus Ltd. 144A                                712,092
 ....................................................................................................
               1,079,200   Goodman Fielder Ltd. ADR                                        963,553
 ....................................................................................................
                 113,000   National Australia Bank, Ltd.                                 1,728,499
 ....................................................................................................
                  77,164   News Corp. Ltd. ADR                                           2,951,523
 ....................................................................................................
                  75,921   News Corp. Ltd. (The)                                           737,165
----------------------------------------------------------------------------------------------------
                                                                                        10,572,534
----------------------------------------------------------------------------------------------------
Hong Kong (13.2%)
 ....................................................................................................
                 552,000   Cathay Pacific Airways                                          983,558
 ....................................................................................................
                 379,000   Cheung Kong Infrastructure Holdings                           4,814,904
 ....................................................................................................
                 867,500   China Telecom Ltd.                                            5,423,968
 ....................................................................................................
                  79,400   City Telecom Ltd.                                                77,122
 ....................................................................................................
               1,308,000   e-New Media Co. Ltd.                                            639,444
 ....................................................................................................
                 193,000   Henderson Land Development
                           Co. Ltd.                                                      1,238,994
 ....................................................................................................
                 787,600   Hong Kong Telecommunications Ltd.                             2,274,748
 ....................................................................................................
                 332,000   Hutchison Whampoa, Ltd.                                       4,826,451
 ....................................................................................................
                 396,000   Johnson Electric Holdings Ltd.                                2,542,184
 ....................................................................................................
                 884,000   Li & Fung Ltd.                                                2,217,677
 ....................................................................................................
               2,253,000   Pacific Century CyberWorks Ltd. (NON)                         5,246,276
 ....................................................................................................
                 253,000   Sun Hung Kai Properties Ltd.                                  2,636,434
 ....................................................................................................
                 441,400   Wharf (Holdings) Ltd                                          1,024,993
----------------------------------------------------------------------------------------------------
                                                                                        33,946,753
----------------------------------------------------------------------------------------------------
Japan (59.9%)
 ....................................................................................................
                  33,400   Advantest Corp.                                               8,825,602
 ....................................................................................................
                   9,570   Ariake Japan Co. Ltd.                                           542,281
 ....................................................................................................
                     500   Asahi Bank Ltd.                                                   3,083
 ....................................................................................................
                  24,700   Benesse Corp.                                                 5,946,565
 ....................................................................................................
                  49,000   BODYSONIC Co., Ltd.                                           1,438,638
 ....................................................................................................
                   6,800   Citizen Electronics Co., Ltd.                                 1,231,161
 ....................................................................................................
                  16,500   Data Communication Systems Co., Ltd.                          2,034,645
 ....................................................................................................
                     556   DDI Corp.                                                     7,617,929
 ....................................................................................................
                  27,000   Eiden Co., Ltd.                                                 224,868
 ....................................................................................................
                  76,000   Eisai Co. Ltd.                                                1,461,538
 ....................................................................................................
                   4,900   Fancl Corp.                                                   1,313,956
 ....................................................................................................
                   2,500   Fancl Corp. 144A                                                670,386
 ....................................................................................................
                  32,500   Fuji Machine Manufacturing Co., Ltd.                          2,620,865
 ....................................................................................................
                 164,000   Fujitsu Ltd.                                                  7,479,350
 ....................................................................................................
                 199,000   Furukawa Electric Co., Ltd. (The)                             3,018,693
 ....................................................................................................
                  12,000   Hitachi Information Systems, Ltd.                               698,767
 ....................................................................................................
                  19,300   Hoshiden Corp.                                                1,239,068
 ....................................................................................................
                  81,000   Industrial Bank of Japan                                        780,828
 ....................................................................................................
                 100,000   INES Corp.                                                    3,239,381
 ....................................................................................................
                  36,000   Ito-Yokado Co., Ltd.                                          3,910,746
 ....................................................................................................
                   7,300   Itoen, Ltd.                                                   1,020,914
 ....................................................................................................
                   1,100   Kadokawa Shoten Publishing Co., Ltd.                            370,327
 ....................................................................................................
                  19,387   KDD Corp.                                                     2,686,631
 ....................................................................................................
                  15,500   Kita Kyushu Coca-Cola Bottling                                  652,280
 ....................................................................................................
                  28,400   Kojima Co Ltd.                                                1,111,764
 ....................................................................................................
                  14,500   Komeri Co., Ltd.                                                439,910
 ....................................................................................................
                  39,500   Kyocera Corp.                                                10,244,177
 ....................................................................................................
                  12,000   MEGANE TOP Co., Ltd.                                            411,039
 ....................................................................................................
                 260,000   Mitsubishi Trust and Banking Corp.                            2,290,076
 ....................................................................................................
                     500   Mitsumi Electric Company, Ltd.                                   15,659
 ....................................................................................................
                  59,000   Murata Manufacturing Co. Ltd.                                13,857,898
 ....................................................................................................
                  16,000   N I C Corp.                                                     649,834
 ....................................................................................................
                 142,000   NEC Corp.                                                     3,383,930
 ....................................................................................................
                 969,000   Nikko Securities Co. Ltd.                                    12,261,861
 ....................................................................................................
                 201,000   Nippon Sanso Corp.                                              590,135
 ....................................................................................................
                     158   Nippon Telegraph and Telephone Corp.                          2,706,009
 ....................................................................................................
                   3,600   Nippon Television Network Corp.                               4,227,833
 ....................................................................................................
                  14,900   Promise Co., Ltd.                                               758,270
 ....................................................................................................
                  11,100   Rohm Co. Ltd.                                                 4,562,537
 ....................................................................................................
                 106,000   Sakura Bank, Ltd.                                               614,132
 ....................................................................................................
                  15,400   SANIX Inc.                                                    1,688,002
 ....................................................................................................
                   8,000   Seven-Eleven Japan Co., Ltd.                                  1,268,350
 ....................................................................................................
                 154,000   Sharp Corp.                                                   3,941,182
 ....................................................................................................
                 114,000   Shiseido Co., Ltd.                                            1,662,361
 ....................................................................................................
                  35,500   Sony Corp.                                                   10,527,011
 ....................................................................................................
                  31,446   Sumitomo Corp.                                                  304,981
 ....................................................................................................
                  40,000   Taiyo Yuden Co., Ltd.                                         2,372,284
 ....................................................................................................
                 402,000   Teijin Ltd.                                                   1,483,206
 ....................................................................................................
                     900   Toyota Motor Corp.                                               43,600
 ....................................................................................................
                  16,900   Trans Cosmos Inc.                                             7,211,196
 ....................................................................................................
                  18,000   Trend Micro Inc. (NON)                                        4,544,921
 ....................................................................................................
                  22,000   Yamada Denki                                                  2,389,900
----------------------------------------------------------------------------------------------------
                                                                                       154,590,560
----------------------------------------------------------------------------------------------------
Luxembourg (2.8%)
 ....................................................................................................
                     186   NTT Mobile Communications                                     7,153,846
----------------------------------------------------------------------------------------------------
Malaysia (0.6%)
 ....................................................................................................
                 505,000   Public Bank Berhad                                              441,245
 ....................................................................................................
                 127,000   Resorts World Berhad                                            364,318
 ....................................................................................................
                 187,000   Telekom Malaysia                                                723,452
----------------------------------------------------------------------------------------------------
                                                                                         1,529,015
----------------------------------------------------------------------------------------------------
New Zealand (0.1%)
 ....................................................................................................
                 291,600   Carter Holt Harvey Ltd.                                         381,413
----------------------------------------------------------------------------------------------------
Singapore (4.2%)
 ....................................................................................................
                 128,500   Chartered Semiconductor Manufacturing                           702,734
 ....................................................................................................
                 170,376   DBS Group Holdings Ltd.                                       2,795,231
 ....................................................................................................
                 236,750   Overseas-Chinese Banking Corp. Ltd.                           2,176,848
 ....................................................................................................
                  42,000   Singapore Press Holdings Ltd.                                   911,178
 ....................................................................................................
                 364,500   Venture Manufacturing Ltd.                                    4,183,864
----------------------------------------------------------------------------------------------------
                                                                                        10,769,855
----------------------------------------------------------------------------------------------------
South Korea (8.9%)
 ....................................................................................................
                  13,100   Cheil Jedang Corp.                                            1,511,982
 ....................................................................................................
                   6,800   Daum Communications Corp.                                     2,315,595
 ....................................................................................................
                  19,300   Hannsoft Inc.                                                   894,432
 ....................................................................................................
                  21,000   Korea Telecom Corp. ADR                                       1,569,750
 ....................................................................................................
                   5,900   Korea Telecom Corp.                                             930,485
 ....................................................................................................
                  13,100   Korea Telecom Freetel                                         3,283,656
 ....................................................................................................
                  33,800   L.G. Electronics                                              1,399,648
 ....................................................................................................
                   8,500   LG Information & Communication                                1,407,930
 ....................................................................................................
                  88,600   Mirae Co.                                                       689,285
 ....................................................................................................
                   8,210   Pohang Iron & Steel Company, Ltd.                               926,790
 ....................................................................................................
                  33,000   Pohang Iron & Steel Company, Ltd. ADR                         1,155,000
 ....................................................................................................
                  61,600   Samsung Corp. (NON)                                             922,643
 ....................................................................................................
                  18,663   Samsung Electronics Co.                                       4,373,884
 ....................................................................................................
                  39,449   SK Telecom Co., Ltd. ADR                                      1,513,855
----------------------------------------------------------------------------------------------------
                                                                                        22,894,935
----------------------------------------------------------------------------------------------------
Taiwan (5.2%)
 ....................................................................................................
                  47,000   Ase Test Limited                                              1,145,625
 ....................................................................................................
                 660,130   Far Eastern Textile Ltd.                                      1,577,749
 ....................................................................................................
                 174,600   Hon Hai Precision Industry                                    1,301,988
 ....................................................................................................
                 227,740   President Chain Store Corp.                                   1,005,161
 ....................................................................................................
                  22,200   Synnex Tech Intl. 144A (NON)                                    583,860
 ....................................................................................................
                 383,000   Siliconware Precision Industries Co. GDR                        976,417
 ....................................................................................................
                 596,810   Taiwan Semiconductor
                           Manufacturing Co.                                             3,176,140
 ....................................................................................................
                 529,900   United Microelectronics Corp.                                 1,891,294
 ....................................................................................................
                  36,000   Winbond Electronics Corp. GDR (NON)                             819,000
 ....................................................................................................
                  36,000   Winbond Electronics Corp. GDR 144A (NON)                        819,000
----------------------------------------------------------------------------------------------------
                                                                                        13,296,234
----------------------------------------------------------------------------------------------------
Thailand (0.7%)
 ....................................................................................................
                  33,600   Advanced Info Service Public Co., Ltd.                          566,725
 ....................................................................................................
                 446,100   Siam Commercial Bank Public Co. Ltd.                            547,654
 ....................................................................................................
                 185,200   Total Access Communication
                           Public Co. Ltd.                                                 729,688
----------------------------------------------------------------------------------------------------
                                                                                         1,844,067
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $155,169,624)                                        $256,979,212
----------------------------------------------------------------------------------------------------
UNITS (0.3%) (a) (cost $ 519,910)
----------------------------------------------------------------------------------------------------
Number of Units                                                                              Value
 ....................................................................................................
                  18,800   Tokyo Broadcasting pfd. Structured Note
                           (Issued by Warburg-UBS), 3.15%,
                           2000 (Japan)                                                   $649,640
----------------------------------------------------------------------------------------------------
WARRANTS (0.1%) (a) (NON) (cost $--)
----------------------------------------------------------------------------------------------------
Number of Warrants                                                 Expiration Date           Value
 ....................................................................................................
                 536,100   Siam Commercial
                           Banks (Thailand)                                5/10/02        $250,380
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.7%) (a) (cost $1,771,000
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $1,771,000   Interest in $624,736,000 joint repurchase
                           agreement dated December 31,1999
                           with S.B.C. Warburg Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $1,771,406 for an effective
                           yield of 2.75%                                               $1,771,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $157,460,534) (b)                                    $259,650,232
----------------------------------------------------------------------------------------------------
The fund had the following industry group concentrations greater than 10% at
December 31, 1999 (as a percentage of market value):
Electronics and Electrical Equipment                33.2%
Computer Services and Software                      13.2
Telecommunications                                  13.0

See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS



Putnam VT Diversified Income Fund

The fund's portfolio
December 31, 1999
CORPORATE BONDS AND NOTES (46.6%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
 ....................................................................................................
Advertising (0.6%)
 ....................................................................................................
                $500,000   Adams Outdoor Advertising sr. notes
                           10 3/4s, 2006                                                  $522,500
 ....................................................................................................
                 350,000   Lamar Media Corp. company guaranty
                           9 5/8s, 2006                                                    361,375
 ....................................................................................................
               1,200,000   Lamar Media Corp. sr. sub. notes
                           9 1/4s, 2007                                                  1,185,000
 ....................................................................................................
               1,035,000   Lamar Media Corp. company guaranty
                           8 5/8s, 2007                                                  1,014,300
 ....................................................................................................
                 500,000   Outdoor Systems, Inc. company
                           guaranty 8 7/8s, 2007                                           515,625
----------------------------------------------------------------------------------------------------
                                                                                         3,598,800
----------------------------------------------------------------------------------------------------
Aerospace and Defense (0.8%)
 ....................................................................................................
                 380,000   Argo-Tech Corp. company guaranty
                           Ser. D, 8 5/8s, 2007                                            334,400
 ....................................................................................................
                 220,000   Argo-Tech Corp. company guaranty
                           8 5/8s, 2007                                                    193,600
 ....................................................................................................
                 680,000   Aviation Sales Co. company guaranty
                           8 1/8s, 2008                                                    581,400
 ....................................................................................................
                 230,000   BE Aerospace, Inc. sr. sub. notes
                           9 1/2s, 2008                                                    215,050
 ....................................................................................................
               1,060,000   BE Aerospace, Inc. sr. sub. notes
                           Ser. B, 8s, 2008                                                914,250
 ....................................................................................................
               1,240,000   Decrane Aircraft Holdings company
                           guaranty Ser. B, 12s, 2008                                    1,140,800
 ....................................................................................................
                 255,000   K&F Industries, Inc. sr. sub. notes
                           Ser. B, 9 1/4s, 2007                                            244,800
 ....................................................................................................
                 250,000   L-3 Communications Corp. sr. sub. notes
                           Ser. B, 10 3/8s, 2007                                           257,500
 ....................................................................................................
                 890,000   L-3 Communications Corp. sr. notes
                           9 1/8s, 2008                                                    841,050
 ....................................................................................................
                 320,000   L-3 Communications Corp. sr. sub. notes
                           8 1/2s, 2008                                                    300,000
 ....................................................................................................
                 400,000   L-3 Communications Corp. company
                           guaranty Ser. B, 8s, 2008                                       363,000
----------------------------------------------------------------------------------------------------
                                                                                         5,385,850
----------------------------------------------------------------------------------------------------
Agriculture (0.1%)
 ....................................................................................................
                 374,855   Premium Standard Farms, Inc. sr. sec. notes
                           11s, 2003 (PIK)                                                 342,055
----------------------------------------------------------------------------------------------------
Airlines (0.7%)
 ....................................................................................................
                 860,000   Airbus Industries 144A 12.266s, 2020                            886,565
 ....................................................................................................
                 390,000   Calair LLC 144A company guaranty
                           8 1/8s, 2008                                                    360,263
 ....................................................................................................
                 470,000   Canadian Airlines Corp. sr. notes
                           12 1/4s, 2006 (Canada)                                          282,000
 ....................................................................................................
                 680,000   Canadian Airlines Corp. secd. notes
                           10s, 2005 (Canada)                                              537,200
 ....................................................................................................
                 315,000   Trans World Airlines, Inc. sr. notes
                           11 1/2s, 2004                                                   204,750
 ....................................................................................................
               1,010,000   Trans World Airlines, Inc. sr. notes
                           11 3/8s, 2006                                                   421,675
 ....................................................................................................
               1,770,000   US Air, Inc. pass-through certificates
                           Ser. 93-A2, 9 5/8s, 2003                                      1,733,060
----------------------------------------------------------------------------------------------------
                                                                                         4,425,513
----------------------------------------------------------------------------------------------------
Apparel (0.2%)
 ....................................................................................................
               1,410,000   Fruit of the Loom company guaranty
                           8 7/8s, 2006 (In default) (NON)                                  56,400
 ....................................................................................................
               1,120,000   Guess Jeans, Inc. sr. sub. notes
                           9 1/2s, 2003                                                  1,136,800
 ....................................................................................................
                 265,000   William Carter Holdings Co. sr. sub. notes
                           Ser. A, 12s, 2008                                               254,400
----------------------------------------------------------------------------------------------------
                                                                                         1,447,600
----------------------------------------------------------------------------------------------------
Automotive Parts (0.9%)
 ....................................................................................................
                 240,000   Aftermarket Technology Corp.
                           sr. sub. notes 12s, 2004                                        240,600
 ....................................................................................................
                 770,000   Dura Operating Corp. company guaranty
                           Ser. B, 9s, 2009                                                723,800
 ....................................................................................................
                 460,000   Federal Mogul Corp. notes 7 3/8s, 2006                          419,906
 ....................................................................................................
                 910,000   Hayes Lemmerz International, Inc.
                           company guaranty Ser. B, 8 1/4s, 2008                           828,100
 ....................................................................................................
                 755,000   Lear Corp. sub. notes 9 1/2s, 2006                              756,888
 ....................................................................................................
                 630,000   Motors and Gears, Inc. sr. notes
                           Ser. D, 10 3/4s, 2006                                           623,700
 ....................................................................................................
               1,200,000   Navistar International Corp. sr. notes
                           Ser. B, 8s, 2008                                              1,140,000
 ....................................................................................................
                 500,000   Oxford Automotive, Inc. company
                           guaranty Ser. D, 10 1/8s, 2007                                  470,000
 ....................................................................................................
                 100,000   San Luis Corp. S.A. bonds 8 7/8s,
                           2008 (Mexico)                                                    88,750
 ....................................................................................................
                 380,000   Transportation Manufacturing
                           Operations Inc. company guaranty
                           11 1/4s, 2009                                                   388,550
----------------------------------------------------------------------------------------------------
                                                                                         5,680,294
----------------------------------------------------------------------------------------------------
Banks (0.6%)
 ....................................................................................................
                 695,000   Chevy Chase Savings Bank Inc. sub. deb.
                           9 1/4s, 2005                                                    663,725
 ....................................................................................................
                 770,000   Delta Financial Corp. sr. notes
                           9 1/2s, 2004                                                    492,800
 ....................................................................................................
                  65,000   Dime Capital Trust I bank guaranty
                           Ser. A, 9.33s, 2027                                              62,136
 ....................................................................................................
                 100,000   North Fork Capital Trust I company
                           guaranty 8.7s, 2026                                              93,276
 ....................................................................................................
                 160,000   Ocwen Capital Trust I company
                           guaranty 10 7/8s, 2027                                           99,200
 ....................................................................................................
                 260,000   Ocwen Federal Bank FSB sub. deb.
                           12s, 2005                                                       243,100
 ....................................................................................................
                 155,000   Ocwen Financial Corp. notes
                           11 7/8s, 2003                                                   142,600
 ....................................................................................................
                 300,000   Peoples Heritage Capital Trust
                           company guaranty Ser. B, 9.06s, 2027                            277,791
 ....................................................................................................
                 365,000   Provident Capital Trust company
                           guaranty 8.6s, 2026                                             332,055
 ....................................................................................................
                 160,000   Riggs Capital Trust 144A bonds
                           8 5/8s, 2026                                                    138,318
 ....................................................................................................
                 750,000   Sovereign Bancorp Inc. sr. notes
                           10 1/2s, 2006                                                   765,000
 ....................................................................................................
                 245,000   Sovereign Capital Trust company
                           guaranty 9s, 2027                                               177,721
 ....................................................................................................
                 220,000   Webster Capital Trust I 144A bonds
                           9.36s, 2027                                                     203,157
----------------------------------------------------------------------------------------------------
                                                                                         3,690,879
----------------------------------------------------------------------------------------------------
Basic Industrial Products (0.4%)
 ....................................................................................................
                 480,000   Ball Corp. company guaranty 7 3/4s, 2006                        468,000
 ....................................................................................................
                 240,000   Koppers Industries, Inc. 144A company
                           guaranty 9 7/8s, 2007                                           220,800
 ....................................................................................................
                 350,000   Owens-Illinois, Inc. sr. notes 8.1s, 2007                       330,705
 ....................................................................................................
                 750,000   Owens-Illinois, Inc. sr. notes 7.35s, 2008                      684,720
 ....................................................................................................
               1,150,000   Owens-Illinois, Inc. sr. notes 7.15s, 2005                    1,063,279
 ....................................................................................................
                 115,000   Roller Bearing Co. company guaranty
                           Ser. B, 9 5/8s, 2007                                            104,650
----------------------------------------------------------------------------------------------------
                                                                                         2,872,154
----------------------------------------------------------------------------------------------------
Broadcasting (4.2%)
 ....................................................................................................
                 200,000   Adelphia Communications Corp. sr. notes
                           Ser. B, 10 1/4s, 2000                                           201,000
 ....................................................................................................
               1,710,000   Allbritton Communications Co. sr. sub.
                           notes Ser. B, 8 7/8s, 2008                                    1,624,500
 ....................................................................................................
                 317,900   AMFM Inc. deb.
                           12 5/8s, 2006 (PIK)                                             359,227
 ....................................................................................................
                  10,795   Australis Media, Ltd. sr. disc. notes
                           stepped-coupon zero % (15 3/4s
                           5/15/00), 2003 (In default)
                           (Australia) (STP) (PIK) (NON)                                         1
 ....................................................................................................
               2,250,000   Benedek Communications Corp. sr. disc.
                           notes stepped-coupon zero %
                           (13 1/4s, 5/15/01), 2006 (STP)                                2,019,375
 ....................................................................................................
                 820,000   Capstar Broadcasting sr. disc. notes
                           stepped-coupon zero % (12 3/4s,
                           2/1/02), 2009 (STP)                                             732,875
 ....................................................................................................
                 980,000   Capstar Broadcasting sr. sub. notes
                           9 1/4s, 2007                                                    997,150
 ....................................................................................................
                 190,000   Central European Media Enterprises
                           Ltd. sr. notes 9 3/8s, 2004 (Bermuda)                            76,000
 ....................................................................................................
               2,270,000   Chancellor Media Corp. company
                           guaranty 8s, 2008                                             2,270,000
 ....................................................................................................
                 348,290   Citadel Broadcasting, Inc. sr. sub. notes
                           10 1/4s, 2007                                                   365,705
 ....................................................................................................
                 870,000   Citadel Broadcasting, Inc. company
                           guaranty 9 1/4s, 2008                                           870,000
 ....................................................................................................
                 300,000   Comcast Corp. sr. notes sub. 9 1/8s, 2006                       305,505
 ....................................................................................................
               1,575,000   Comcast UK Cable, Ltd. deb.
                           stepped-coupon zero % (11.2s,
                           11/15/00), 2007 (Bermuda) (STP)                               1,496,250
 ....................................................................................................
               3,170,000   Echostar DBS Corp. sr. notes 9 3/8s, 2009                     3,177,925
 ....................................................................................................
               1,030,000   Fox Family Worldwide, Inc. sr. notes
                           9 1/4s, 2007                                                    947,600
 ....................................................................................................
               1,340,000   Fox/Liberty Networks LLC sr. notes
                           8 7/8s, 2007                                                  1,363,450
 ....................................................................................................
                 500,000   Granite Broadcasting Corp. sr. sub. notes
                           9 3/8s, 2005                                                    501,250
 ....................................................................................................
               1,030,000   Granite Broadcasting Corp. sr. sub. notes
                           8 7/8s, 2008                                                    983,650
 ....................................................................................................
                 630,000   Grupo Televisa S.A. de C.V. sr. disc.
                           notes stepped-coupon zero %
                           (13 1/4s, 5/15/01), 2008 (Mexico) (STP)                         574,875
 ....................................................................................................
               1,250,000   Heritage Media Services Corp. sr. sub.
                           notes 8 3/4s, 2006                                            1,265,625
 ....................................................................................................
                 150,000   Lenfest Communications, Inc. sr. notes
                           8 3/8s, 2005                                                    152,690
 ....................................................................................................
                 500,000   Lenfest Communications, Inc. sr. sub.
                           notes 8 1/4s, 2008                                              495,000
 ....................................................................................................
                 410,000   Paxson Communications Corp. 144A
                           sr. sub. notes 11 5/8s, 2002                                    423,325
 ....................................................................................................
                 180,000   Pegasus Communications Corp. sr. notes
                           Ser. B, 9 3/4s, 2006                                            183,150
 ....................................................................................................
                 710,000   Pegasus Media & Communications notes
                           Ser. B, 12 1/2s, 2005                                           766,800
 ....................................................................................................
               1,318,000   PHI Holdings, Inc. sr. sub. notes
                           zero %, 2001                                                  1,117,005
 ....................................................................................................
                 445,000   Radio One, Inc. company guaranty
                           stepped-coupon Ser. B, 7s,
                           (12s, 5/15/00), 2004 (STP)                                      475,038
 ....................................................................................................
                 505,000   RBS Participacoes S.A. 144A company
                           guaranty 11s, 2007 (Brazil)                                     426,725
 ....................................................................................................
               1,200,000   Sinclair Broadcast Group, Inc.
                           company guaranty 9s, 2007                                     1,128,000
 ....................................................................................................
                 530,000   Sinclair Broadcast Group, Inc. sr. sub. notes
                           8 3/4s, 2007                                                    490,250
 ....................................................................................................
                  90,000   Spanish Broadcasting Systems sr. sub
                           notes 9 5/8s, 2009                                               90,450
 ....................................................................................................
                 200,000   TV Azteca Holdings S.A. de C.V. sr. notes
                           11s, 2002 (Mexico)                                              179,500
 ....................................................................................................
               1,100,000   TV Azteca Holdings S.A. de C.V. sr. notes
                           10 1/2s, 2007 (Mexico)                                          954,250
----------------------------------------------------------------------------------------------------
                                                                                        27,014,146
----------------------------------------------------------------------------------------------------
Building and Construction (0.6%)
 ....................................................................................................
                 240,000   American Architectural Products Corp.
                           company guaranty 11 3/4s, 2007                                   69,600
 ....................................................................................................
                 220,000   Atrium Companies Inc. company
                           guaranty Ser. B, 10 1/2s, 2009                                  215,050
 ....................................................................................................
                 135,000   Cia Latino Americana 144A company
                           guaranty 11 5/8s, 2004 (Argentina)                               86,400
 ....................................................................................................
               1,260,000   D.R. Horton, Inc. company guaranty
                           8s, 2009                                                      1,152,900
 ....................................................................................................
                 380,000   GS Superhighway Holdings sr. notes
                           10 1/4s, 2007 (China)                                           247,000
 ....................................................................................................
                 910,000   GS Superhighway Holdings sr. notes
                           9 7/8s, 2004 (China)                                            477,750
 ....................................................................................................
                 240,000   Jackson Products, Inc. company
                           guaranty Ser. B, 9 1/2s, 2005                                   222,000
 ....................................................................................................
                  40,000   NCI Building Systems Inc. sr. sub.
                           notes Ser. B, 9 1/4s, 2009                                       38,200
 ....................................................................................................
                 980,000   Terex bank term loan FRB 8.436s, 2005                           975,100
 ....................................................................................................
                 540,000   Toll Corp. company guaranty 8 1/8s, 2009                        500,850
----------------------------------------------------------------------------------------------------
                                                                                         3,984,850
----------------------------------------------------------------------------------------------------
Building Products (0.1%)
 ....................................................................................................
                 560,000   Building Materials Corp. company
                           guaranty 8s, 2008                                               506,800
 ....................................................................................................
                 540,000   Decora Industries, Inc. sr. sec. notes
                           Ser. B, 11s, 2005                                               432,000
----------------------------------------------------------------------------------------------------
                                                                                           938,800
----------------------------------------------------------------------------------------------------
Business Equipment and Services (0.6%)
 ....................................................................................................
                 150,000   Iron Mountain, Inc. med. term notes
                           company guaranty 10 1/8s, 2006                                  153,000
 ....................................................................................................
                 700,000   Iron Mountain, Inc. company guaranty
                           8 3/4s, 2009                                                    672,000
 ....................................................................................................
               1,590,000   Iron Mountain, Inc. sr. sub. notes
                           8 1/4s, 2011                                                  1,454,850
 ....................................................................................................
                 175,000   Outsourcing Solutions, Inc. sr. sub. notes
                           Ser. B, 11s, 2006                                               164,500
 ....................................................................................................
               1,480,000   U.S. Office Products Co. company
                           guaranty 9 3/4s, 2008                                           754,800
 ....................................................................................................
                 433,000   United Stationer Supply, Inc. sr. sub. notes
                           12 3/4s, 2005                                                   466,558
----------------------------------------------------------------------------------------------------
                                                                                         3,665,708
----------------------------------------------------------------------------------------------------
Cable Television (2.6%)
 ....................................................................................................
                 820,000   21st Century Telecom Group, Inc.
                           sr. disc. notes stepped-coupon zero %
                           (12 1/4s, 2/15/03), 2008 (STP)                                  549,400
 ....................................................................................................
                 950,000   Acme Television sr. disc. notes
                           stepped-coupon zero % (10 7/8s,
                           9/30/00), 2004 (STP)                                            855,000
 ....................................................................................................
                 750,000   Adelphia Communications Corp. sr. notes
                           Ser. B, 9 7/8s, 2007                                            761,250
 ....................................................................................................
                 960,000   Adelphia Communications Corp. sr. notes
                           9 3/8s, 2009                                                    943,200
 ....................................................................................................
                 620,000   Adelphia Communications Corp. sr. notes
                           Ser. B, 8 3/8s, 2008                                            576,600
 ....................................................................................................
                 280,000   Adelphia Communications Corp. sr. notes
                           7 7/8s, 2009                                                    252,000
 ....................................................................................................
                 560,000   Century Communications Corp. sr. notes
                           8 7/8s, 2007                                                    539,000
 ....................................................................................................
                 240,000   Century Communications Corp. sr. notes
                           8 3/4s, 2007                                                    228,600
 ....................................................................................................
               1,500,000   Charter Communications Holdings LLC
                           sr. disc. notes stepped-coupon zero %
                           (9.92s, 4/1/04), 2011 (STP)                                     918,750
 ....................................................................................................
               2,350,000   Charter Communications Holdings LLC
                           sr. notes 8 5/8s, 2009                                        2,188,438
 ....................................................................................................
                 230,000   CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                   242,650
 ....................................................................................................
                 170,000   CSC Holdings, Inc. deb. Ser. B, 8 1/8s, 2009                    167,022
 ....................................................................................................
                 660,000   CSC Holdings, Inc. sr. notes Ser. B,
                           8 1/8s, 2009                                                    668,250
 ....................................................................................................
                 210,000   CSC Holdings, Inc. deb. 7 7/8s, 2018                            198,923
 ....................................................................................................
               1,010,000   CSC Holdings, Inc. sr. notes 7 1/4s, 2008                       952,390
 ....................................................................................................
                 755,000   Diamond Cable Communication Co.
                           sr. disc. notes stepped-coupon zero %
                           (11 3/4s, 12/15/00), 2005
                           (United Kingdom) (STP)                                          713,475
 ....................................................................................................
               2,450,000   Diamond Cable Communication Co.
                           sr. disc. notes stepped-coupon zero %
                           (10 3/4s, 2/15/02), 2007
                           (United Kingdom) (STP)                                        1,953,875
 ....................................................................................................
                 670,000   Jones Intercable, Inc. sr. sub. deb.
                           10 1/2s, 2008                                                   705,175
 ....................................................................................................
                 140,000   Jones Intercable, Inc. sr. notes 9 5/8s, 2002                   145,499
 ....................................................................................................
                 170,000   Rogers Cablesystems Ltd. sr. notes
                           Ser. B, 10s, 2005 (Canada)                                      181,900
 ....................................................................................................
                 480,000   Supercanal Holdings S.A. 144A sr. notes
                           11 1/2s, 2005 (Argentina) (In default) (NON)                    249,600
 ....................................................................................................
                 130,000   TeleWest Communications PLC 144A
                           notes 11 1/4s, 2008                                             141,375
 ....................................................................................................
                 710,000   TeleWest Communications PLC 144A
                           sr. disc. notes stepped-coupon zero %
                           (9 1/4, 4/15/04), 2009 (United Kingdom) (STP)                   457,950
 ....................................................................................................
               2,410,000   United Pan-Europe N.V. 144A
                           stepped-coupon zero % (12.5s,
                           8/1/2004) 2009 (Netherlands) (STP)                            1,385,750
 ....................................................................................................
                 810,000   United Pan-Europe N.V. 144A bonds
                           10 7/8s, 2009 (Netherlands)                                     822,150
----------------------------------------------------------------------------------------------------
                                                                                        16,798,222
----------------------------------------------------------------------------------------------------
Cellular Communications (2.2%)
 ....................................................................................................
               1,240,000   Celcaribe S.A. sr. notes
                           stepped-coupon zero % (13 1/2s,
                           3/15/04), 2004 (Colombia) (STP)                               1,041,600
 ....................................................................................................
               2,955,000   CellNet Data Systems, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (14s, 10/1/02), 2007 (STP)                                      376,763
 ....................................................................................................
                 450,000   Conecel Holdings 144A notes Ser. A,
                           14s, 2000 (In default) (NON)                                     45,000
 ....................................................................................................
                 950,000   Dobson Communications Corp. sr. notes
                           11 3/4s, 2007                                                 1,071,125
 ....................................................................................................
               1,600,000   McCaw International Ltd sr. disc. notes
                           stepped coupon zero %
                           (13s, 4/15/02), 2007 (STP)                                    1,104,000
 ....................................................................................................
               3,060,000   Millicom International Cellular S.A.
                           sr. disc. notes stepped-coupon zero %
                           (13 1/2s, 6/1/01), 2006 (Luxembourg) (STP)                    2,524,500
 ....................................................................................................
                 400,000   NEXTEL Communicaitons, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (12 1/8s, 4/15/03), 2008 (STP)                                  236,000
 ....................................................................................................
               1,130,000   NEXTEL Communications, Inc. sr. notes
                           12s, 2008                                                     1,265,600
 ....................................................................................................
               1,345,000   NEXTEL Communications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (9 3/4s, 10/31/02), 2007 (STP)                                  958,313
 ....................................................................................................
               4,190,000   NEXTEL Communications, Inc. 144A
                           sr. notes 9 3/8s, 2009                                        4,116,675
 ....................................................................................................
                 895,000   Price Communications Wireless, Inc.
                           144A sr. notes 9 1/8s, 2006                                     906,188
 ....................................................................................................
                 955,000   US Unwired Inc. sr. disc. notes
                           stepped-coupon zero %
                           (13 3/8s, 11/1/04), 2009 (STP)                                  558,675
----------------------------------------------------------------------------------------------------
                                                                                        14,204,439
----------------------------------------------------------------------------------------------------
Chemicals (1.6%)
 ....................................................................................................
                 410,000   Geo Specialty Chemicals, Inc. sr. sub. notes
                           10 1/8s, 2008                                                   379,250
 ....................................................................................................
                 650,000   Georgia Gulf Corp. 144A sr. sub. notes
                           10 3/8s, 2007                                                   679,250
 ....................................................................................................
                 170,000   Huntsman Corp. 144A sr. sub. notes
                           9 1/2s, 2007                                                    159,800
 ....................................................................................................
                 550,000   Huntsman Corp. 144A sr. sub. notes
                           FRN 8.87s, 2007                                                 539,000
 ....................................................................................................
               1,530,000   Huntsman ICI Chemicals Inc. 144A
                           sr. sub. notes 10 1/8s, 2009                                  1,575,900
 ....................................................................................................
               1,260,000   Lyondell Petrochemical Co. sec. notes
                           Ser. B, 9 7/8s, 2007                                          1,291,500
 ....................................................................................................
               1,990,000   Lyondell Petrochemical Co. notes
                           Ser. A, 9 5/8s, 2007                                          2,034,775
 ....................................................................................................
                 300,000   NL Industries, Inc. sr. notes 11 3/4s, 2003                     310,500
 ....................................................................................................
               1,000,000   PCI Chemicals & Pharmaceuticals
                           company guaranty 9 1/4s, 2007 (India)                           767,500
 ....................................................................................................
                 400,000   Pioneer Americas Acquisition 144A
                           sr. notes 9 1/4s, 2007                                          316,000
 ....................................................................................................
                 554,084   Polytama International notes 11 1/4s,
                           2007 (Indonesia)                                                 99,735
 ....................................................................................................
                 740,000   Royster-Clark Inc. 144A 1st mtge
                           10 1/4s, 2009                                                   673,400
 ....................................................................................................
                 680,000   Scotts Co 144A sr. sub. notes 8 5/8s, 2009                      666,400
 ....................................................................................................
                 235,000   Sterling Chemicals, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (13 1/2s, 8/15/01), 2008 (STP)                                   61,100
 ....................................................................................................
                 390,000   Sterling Chemicals, Inc. company
                           guaranty Ser. B, 12 3/8s, 2006                                  401,700
 ....................................................................................................
                 660,000   Trikem S.A. 144A bonds 10 5/8s,
                           2007 (Brazil)                                                   462,000
 ....................................................................................................
                 170,000   UCAR Global Enterprises sr. sub. notes
                           Ser. B, 12s, 2005                                               176,375
----------------------------------------------------------------------------------------------------
                                                                                        10,594,185
----------------------------------------------------------------------------------------------------
Computer Services and Software (0.8%)
 ....................................................................................................
                 160,000   Concentric Network Corp. sr. notes
                           12 3/4s, 2007                                                   168,000
 ....................................................................................................
                 480,000   Cybernet Internet Services Intl., Inc.
                           144A sr. notes 14s, 2009                                        417,600
 ....................................................................................................
                 650,000   Interact Systems, Inc. 144A
                           stepped-coupon zero %
                           (14s, 8/1/99), 2003 (STP)                                       117,000
 ....................................................................................................
                 710,000   PSINet, Inc. sr. notes 11 1/2s, 2008                            745,500
 ....................................................................................................
               1,100,000   PSINet, Inc. sr. notes 11s, 2009                              1,133,000
 ....................................................................................................
                 360,000   PSINet, Inc. 144A sr. notes 10 1/2s, 2006                       365,400
 ....................................................................................................
                 660,000   Unisys Corp. sr. notes 11 3/4s, 2004                            726,000
 ....................................................................................................
                 870,000   Unisys Corp. sr. notes 7 7/8s, 2008                             841,725
 ....................................................................................................
                 350,000   Verio, Inc. sr. notes 11 1/4s, 2008                             367,500
 ....................................................................................................
                 290,000   Verio, Inc. sr. notes 10 3/8s, 2005                             292,900
----------------------------------------------------------------------------------------------------
                                                                                         5,174,625
----------------------------------------------------------------------------------------------------
Conglomerates (0.2%)
 ....................................................................................................
                 880,000   Axia, Inc. company guaranty 10 3/4s, 2008                       807,400
 ....................................................................................................
                 860,000   Cathay International Ltd. 144A sr. notes
                           13s, 2008 (China)                                               430,000
----------------------------------------------------------------------------------------------------
                                                                                         1,237,400
----------------------------------------------------------------------------------------------------
Consumer Durable Goods (0.1%)
 ....................................................................................................
                 550,000   Albecca Inc. company guaranty
                           10 3/4s, 2008                                                   372,625
 ....................................................................................................
                 190,000   Iron Age Corp. company guaranty
                           9 7/8s, 2008                                                    142,500
 ....................................................................................................
                 220,000   Sealy Mattress Co. sr. sub. notes
                           Ser. B, 9 7/8s, 2007                                            220,550
----------------------------------------------------------------------------------------------------
                                                                                           735,675
----------------------------------------------------------------------------------------------------
Consumer Non Durables (0.2%)
 ....................................................................................................
               1,250,000   Samsonite Corp. sr. sub. notes
                           10 3/4s, 2008                                                 1,056,250
----------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
 ....................................................................................................
                 895,000   Coinmach Corp. sr. notes Ser. D,
                           11 3/4s, 2005                                                   921,850
----------------------------------------------------------------------------------------------------
Cosmetics (0.2%)
 ....................................................................................................
                 150,000   French Fragrances, Inc. sr. notes
                           Ser. B, 10 3/8s, 2007                                           141,750
 ....................................................................................................
                 190,000   French Fragrances, Inc. company
                           guaranty Ser. D, 10 3/8s, 2007                                  184,300
 ....................................................................................................
                 360,000   Revlon Consumer Products sr. notes
                           9s, 2006                                                        264,600
 ....................................................................................................
               1,500,000   Revlon Consumer Products sr. sub. notes
                           8 5/8s, 2008                                                    735,000
----------------------------------------------------------------------------------------------------
                                                                                         1,325,650
----------------------------------------------------------------------------------------------------
Electric Utilities (1.6%)
 ....................................................................................................
               1,000,000   Calpine Corp. sr. notes 10 1/2s, 2006                         1,060,000
 ....................................................................................................
                 500,000   Calpine Corp. sr. notes 9 1/4s, 2004                            506,250
 ....................................................................................................
                 660,000   Calpine Corp. sr. notes 7 7/8s, 2008                            630,300
 ....................................................................................................
                 610,000   Calpine Corp. sr. notes 7 3/4s, 2009                            568,276
 ....................................................................................................
                 920,000   Cleveland Electric Illuminating Co.
                           1st mtge 6.86s, 2008                                            839,196
 ....................................................................................................
                 380,000   CMS Energy Corp. sr. notes 8 1/8s, 2002                         376,147
 ....................................................................................................
               1,120,000   CMS Energy Corp. pass-through
                           certificates 7s, 2005                                         1,041,712
 ....................................................................................................
                 330,000   CMS Energy Corp. sr. notes Ser. B,
                           6 3/4s, 2004                                                    315,209
 ....................................................................................................
                 500,000   Midland Funding II Corp. deb. Ser. B,
                           13 1/4s, 2006                                                   587,300
 ....................................................................................................
               2,115,000   Midland Funding II Corp. deb. Ser. A,
                           11 3/4s, 2005                                                 2,283,883
 ....................................................................................................
                 249,512   Niagara Mohawk Power Corp. sr. notes
                           Ser. F, 7 5/8s, 2005                                            248,851
 ....................................................................................................
                  14,366   Niagara Mohawk Power Corp. sr. notes
                           Ser. E, 7 3/8s, 2003                                             14,303
 ....................................................................................................
                 836,625   Northeast Utilities System notes
                           Ser. A, 8.58s, 2006                                             842,841
 ....................................................................................................
                  90,667   Northeast Utilities System notes
                           Ser. B, 8.38s, 2005                                              91,056
 ....................................................................................................
               1,075,000   Panda Global Energy Co. company
                           guaranty 12 1/2s, 2004 (China)                                  645,000
----------------------------------------------------------------------------------------------------
                                                                                        10,050,324
----------------------------------------------------------------------------------------------------
Electronic Components (0.4%)
 ....................................................................................................
               1,180,000   Metromedia Fiber Network, Inc. sr. notes
                           Ser. B, 10s, 2008                                             1,206,550
 ....................................................................................................
                 360,000   Metromedia Fiber Network, Inc. sr. notes
                           10s, 2009                                                       368,100
 ....................................................................................................
               1,060,000   Viasystems, Inc. sr. notes Ser. B,
                           9 3/4s, 2007                                                    540,600
 ....................................................................................................
               1,490,000   Viasystems, Inc. sr. sub notes 9 3/4s, 2007                     759,900
----------------------------------------------------------------------------------------------------
                                                                                         2,875,150
----------------------------------------------------------------------------------------------------
Electronics (0.3%)
 ....................................................................................................
                 125,000   Celestica International Ltd. 144A sr. sub.
                           notes 10 1/2s, 2006 (Canada)                                    131,250
 ....................................................................................................
                 320,000   DII Group, Inc. (The) sr. sub. notes
                           8 1/2s, 2007                                                    318,400
 ....................................................................................................
                 970,000   Flextronics International Ltd. sr. sub. notes
                           Ser. B, 8 3/4s, 2007                                            945,750
 ....................................................................................................
                 125,000   HCC Industries, Inc. company guaranty
                           10 3/4s, 2007                                                    72,500
 ....................................................................................................
                 500,000   Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                     507,500
----------------------------------------------------------------------------------------------------
                                                                                         1,975,400
----------------------------------------------------------------------------------------------------
Entertainment (0.8%)
 ....................................................................................................
               1,910,000   ITT Corp. notes 6 3/4s, 2005                                  1,689,834
 ....................................................................................................
                 205,000   Premier Parks, Inc.144A sr. disc.
                           notes stepped-coupon zero %,
                           (10s, 4/1/03), 2008 (STP)                                       140,425
 ....................................................................................................
                 650,000   SFX Entertainment, Inc. 144A company
                           guaranty Ser. B, 9 1/8s, 2008                                   611,000
 ....................................................................................................
                 940,000   SFX Entertainment, Inc. company
                           guaranty 9 1/8s, 2008                                           890,650
 ....................................................................................................
                 670,000   Silver Cinemas, Inc. sr. sub. notes
                           10 1/2s, 2005                                                   274,700
 ....................................................................................................
                 950,000   Six Flags Corp. sr. notes 8 7/8s, 2006                          928,625
 ....................................................................................................
                 973,479   United Artist bank term loan FRB
                           10.31s, 2006                                                    710,639
 ....................................................................................................
                 800,000   United Artists Theatre sr. sub. notes
                           9 3/4s, 2008                                                    136,000
----------------------------------------------------------------------------------------------------
                                                                                         5,381,873
----------------------------------------------------------------------------------------------------
Environmental Control (1.0%)
 ....................................................................................................
               1,340,000   Allied Waste Industries, Inc. 144A
                           sr. sub. notes 10s, 2009                                      1,195,950
 ....................................................................................................
               2,170,000   Allied Waste Industries, Inc. company
                           guaranty Ser. B, 7 7/8s, 2009                                 1,909,600
 ....................................................................................................
                 640,000   Allied Waste Industries, Inc. bank term
                           loan Ser. B, FRN 8.875s, 2006                                   631,520
 ....................................................................................................
                 750,000   Allied Waste Industries, Inc. bank term
                           loan Ser. C, FRN 9.188s, 2007                                   746,348
 ....................................................................................................
               1,140,000   Browning-Ferris Industries, Inc. deb.
                           7.4s, 2035                                                      832,200
 ....................................................................................................
                 384,000   USA Waste Services, Inc. sr. notes
                           6 1/2s, 2002                                                    355,630
 ....................................................................................................
                 270,000   Waste Management, Inc. sr. notes
                           7 1/8s, 2007                                                    236,174
 ....................................................................................................
                  30,000   Waste Management, Inc. 144A sr. notes
                           6 7/8s, 2009                                                     25,278
 ....................................................................................................
                 706,000   Waste Management, Inc. notes
                           6 5/8s, 2002                                                    657,575
----------------------------------------------------------------------------------------------------
                                                                                         6,590,275
----------------------------------------------------------------------------------------------------
Financial Services (1.2%)
 ....................................................................................................
                 985,000   Aames Financial Corp. sr. notes
                           9 1/8s, 2003                                                    630,400
 ....................................................................................................
                 340,000   Advanta Corp. med-term notes Ser. B,
                           7s, 2001                                                        318,750
 ....................................................................................................
               1,080,000   Advanta Corp. med-term notes Ser. D,
                           6.92s, 2002                                                     984,874
 ....................................................................................................
                 510,000   AMRESCO, Inc. sr. sub. notes
                           Ser. 97-A, 10s, 2004                                            331,500
 ....................................................................................................
                 250,000   AMRESCO, Inc. sr. sub. notes
                           Ser. 98-A, 9 7/8s, 2005                                         160,000
 ....................................................................................................
                 430,000   Cellco Finance Corp. NV sr. sub.
                           notes 15s, 2005 (Netherlands)                                   464,400
 ....................................................................................................
                 680,000   Cellco Finance Corp. NV 144A
                           sr. notes 12 3/4s, 2005 (Netherlands)                           702,100
 ....................................................................................................
                 165,000   Colonial Capital II 144A company
                           guaranty 8.92s, 2027                                            146,779
 ....................................................................................................
                 130,000   Contifinancial Corp. sr. notes 8 3/8s, 2003                      11,700
 ....................................................................................................
                 750,000   Contifinancial Corp. sr. notes 8 1/8s, 2008                      67,500
 ....................................................................................................
               1,260,000   Contifinancial Corp. sr. notes 7 1/2s, 2002                     138,600
 ....................................................................................................
                 825,000   Imperial Credit Capital Trust I 144A
                           company guaranty 10 1/4s, 2002                                  643,500
 ....................................................................................................
                 185,000   Imperial Credit Industries, Inc. sr. notes
                           9 7/8s, 2007                                                    143,375
 ....................................................................................................
                 350,000   Investors Capital Trust I company
                           guaranty Ser. B, 9.77s, 2027                                    329,875
 ....................................................................................................
                 190,000   Nationwide Credit, Inc. sr. notes
                           Ser. A, 10 1/4s, 2008                                           112,100
 ....................................................................................................
               1,580,000   RBF Finance Co. company guaranty
                           11s, 2006                                                     1,686,650
 ....................................................................................................
               2,771,000   Realkredit Danmark mtge. 7s, 2029
                           (Denmark)                                                       370,069
 ....................................................................................................
               1,000,000   Resource America Inc. 144A sr. notes
                           12s, 2004                                                       820,000
----------------------------------------------------------------------------------------------------
                                                                                         8,062,172
----------------------------------------------------------------------------------------------------
Food and Beverages (0.7%)
 ....................................................................................................
                 780,000   Ameriserve Food Co. 144A sec. notes
                           12s, 2006                                                       639,600
 ....................................................................................................
                 470,000   Ameriserve Food Co. company guaranty
                           10 1/8s, 2007                                                   159,800
 ....................................................................................................
                 100,000   Aurora Foods, Inc. sr. sub. notes
                           Ser. B, 9 7/8s, 2007                                            101,250
 ....................................................................................................
                 580,000   Aurora Foods, Inc. 144A sr. sub. notes
                           Ser. D, 9 7/8s, 2007                                            587,250
 ....................................................................................................
                 790,000   RAB Enterprises, Inc. company
                           guaranty 10 1/2s, 2005                                          529,300
 ....................................................................................................
                 850,000   Southland Corp. deb. Ser. A, 4 1/2s, 2004                       697,000
 ....................................................................................................
               1,070,000   Triarc Consumer Products, Inc. 144A
                           sr. sub. notes 10 3/4s, 2009                                  1,035,225
 ....................................................................................................
                 610,000   Vlassic Foods Intl., Inc. sr. sub notes
                           Ser. B, 10 1/4s, 2009                                           581,025
----------------------------------------------------------------------------------------------------
                                                                                         4,330,450
----------------------------------------------------------------------------------------------------
Gaming (1.8%)
 ....................................................................................................
                 700,000   Argosy Gaming Co. company guaranty
                           10 3/4s, 2009                                                   735,000
 ....................................................................................................
               1,230,000   Boyd Gaming Corp. sr. sub. notes
                           9 1/2s, 2007                                                  1,217,700
 ....................................................................................................
                 340,000   Circus Circus Enterprises, Inc. sr. notes
                           6.45s, 2006                                                     300,937
 ....................................................................................................
                 810,000   Fitzgeralds Gaming Corp. company
                           guaranty Ser. B, 12 1/4s, 2004 (NON)                            435,375
 ....................................................................................................
                 280,000   Harrahs Entertainment, Inc. company
                           guaranty 7 1/2s, 2009                                           261,436
 ....................................................................................................
               1,320,000   Hollywood Casino Corp. company
                           guaranty 11 1/4s, 2007                                        1,366,200
 ....................................................................................................
                 410,000   Hollywood Park, Inc. company guaranty
                           Ser. B, 9 1/4s, 2007                                            405,900
 ....................................................................................................
                 560,000   Horseshoe Gaming Holdings company
                           guaranty 8 5/8s, 2009                                           539,000
 ....................................................................................................
               1,420,000   International Game Technology sr. notes
                           7 7/8s, 2004                                                  1,370,300
 ....................................................................................................
                 520,000   Isle of Capri Black Hawk LLC 144A
                           1st mortgage Ser. B, 13s, 2004                                  566,800
 ....................................................................................................
                 500,000   Mohegan Tribal Gaming, Auth. sr. sub.
                           notes 8 3/4s, 2009                                              493,750
 ....................................................................................................
                 660,000   Mohegan Tribal Gaming, Auth. sr. notes
                           8 1/8s, 2006                                                    643,500
 ....................................................................................................
                 680,000   Park Place Entertainment sr. notes
                           8 1/2s, 2006                                                    672,874
 ....................................................................................................
                 275,000   Players International Inc. sr. notes
                           10 7/8s, 2005                                                   288,750
 ....................................................................................................
               1,750,000   Trump A.C. 1st mtge. 11 1/4s, 2006                            1,417,500
 ....................................................................................................
               1,060,000   Trump Castle Funding 144A sub. notes
                           10 1/4s, 2003                                                 1,073,250
----------------------------------------------------------------------------------------------------
                                                                                        11,788,272
----------------------------------------------------------------------------------------------------
Health Care (1.1%)
 ....................................................................................................
                 210,000   Columbia/HCA Healthcare Corp. deb.
                           8.36s, 2024                                                     193,988
 ....................................................................................................
                 720,000   Columbia/HCA Healthcare Corp. notes
                           7 1/4s, 2008                                                    648,000
 ....................................................................................................
               1,600,000   Columbia/HCA Healthcare Corp. notes
                           7s, 2007                                                      1,428,000
 ....................................................................................................
                 140,000   Columbia/HCA Healthcare Corp.
                           med. term notes 6.63s, 2045                                     132,338
 ....................................................................................................
                 350,000   Conmed Corp. company guaranty
                           9s, 2008                                                        327,250
 ....................................................................................................
                 600,000   Extendicare Health Services, Inc.
                           company guaranty 9.35s, 2007                                    352,500
 ....................................................................................................
                 530,000   Hudson Respiratory Care, Inc. sr. sub.
                           notes 9 1/8s, 2008                                              426,650
 ....................................................................................................
                 680,000   Integrated Health Services, Inc. sr. sub.
                           notes Ser. A, 9 1/2s, 2007 (In default) (NON)                    56,100
 ....................................................................................................
                 430,000   Integrated Health Services, Inc. sr. sub.
                           notes Ser. A, 9 1/4s, 2008 (In default) (NON)                    35,475
 ....................................................................................................
                 280,000   Mariner Post-Acute Network, Inc. sr. sub.
                           notes stepped-coupon Ser. B, zero %
                           (10 1/2s, 11/1/02), 2007 (In default) (STP) (NO                   1,400
 ....................................................................................................
               1,395,000   Mariner Post-Acute Network, Inc. sr. sub.
                           notes Ser. B, 9 1/2s, 2007 (In default) (NON)                     6,975
 ....................................................................................................
                  30,000   MedPartners, Inc. sr. sub. notes
                           6 7/8s, 2000                                                     28,875
 ....................................................................................................
               1,465,000   Multicare Cos., Inc. sr. sub. notes
                           9s, 2007                                                        336,950
 ....................................................................................................
               1,040,000   Paracelsus Healthcare sr. sub. notes
                           10s, 2006                                                       603,200
 ....................................................................................................
                 285,000   Paragon Corp. Holdings, Inc. company
                           guaranty Ser. B, 9 5/8s, 2008                                    91,200
 ....................................................................................................
                 650,000   Quorum Health Group, Inc. sr. sub. notes
                           8 3/4s, 2005                                                    624,000
 ....................................................................................................
                 745,000   Sun Healthcare Group, Inc. sr. sub. notes
                           Ser. B, 9 1/2s, 2007 (In default) (NON)                          37,250
 ....................................................................................................
                 720,000   Sun Healthcare Group, Inc. 144A sr. sub.
                           notes 9 3/8s, 2008 (In default) (NON)                            36,000
 ....................................................................................................
                 350,000   Tenet Healthcare Corp. sr. sub. notes
                           8 5/8s, 2007                                                    338,625
 ....................................................................................................
                 585,000   Tenet Healthcare Corp. sr. notes
                           Ser. B, 8 1/8s, 2008                                            544,050
 ....................................................................................................
                 310,000   Tenet Healthcare Corp. sr. notes 8s, 2005                       299,150
 ....................................................................................................
                 410,000   Tenet Healthcare Corp. sr. notes
                           Ser. B, 7 5/8s, 2008                                            380,275
----------------------------------------------------------------------------------------------------
                                                                                         6,928,251
----------------------------------------------------------------------------------------------------
Hospital Management and Medical Services (0.1%)
 ....................................................................................................
                 410,000   Lifepoint Hospital Holdings company
                           guaranty Ser. B, 10 3/4s, 2009                                  422,300
 ....................................................................................................
                 460,000   Triad Hospitals Holdings company
                           guaranty Ser. B, 11s, 2009                                      476,100
----------------------------------------------------------------------------------------------------
                                                                                           898,400
----------------------------------------------------------------------------------------------------
Insurance and Finance (0.3%)
 ....................................................................................................
               1,500,000   GS Escrow Corp. sr. notes 7 1/8s, 2005                        1,348,140
 ....................................................................................................
                 814,000   Reliance Group Holdings, Inc. sr. notes
                           9s, 2000                                                        732,600
----------------------------------------------------------------------------------------------------
                                                                                         2,080,740
----------------------------------------------------------------------------------------------------
Lodging (0.9%)
 ....................................................................................................
                 670,000   Epic Resorts LLC company guaranty
                           Ser. B, 13s, 2005                                               482,400
 ....................................................................................................
               1,550,000   HMH Properties, Inc. company guaranty
                           Ser. B, 7 7/8s, 2008                                          1,379,500
 ....................................................................................................
                 120,000   HMH Properties, Inc. sr. notes
                           Ser. C, 8.45s, 2008                                             110,700
 ....................................................................................................
               1,675,000   Host Marriott Travel Plaza sr. notes
                           Ser. B, 9 1/2s, 2005                                          1,704,313
 ....................................................................................................
                 450,000   Prime Hospitality Corp. sub. notes
                           9 3/4s, 2007                                                    435,375
 ....................................................................................................
               2,020,000   Starwood Hotels & Resorts notes
                           6 3/4s, 2003                                                  1,879,065
----------------------------------------------------------------------------------------------------
                                                                                         5,991,353
----------------------------------------------------------------------------------------------------
Manufacturing (0.2%)
 ....................................................................................................
                 280,000   Applied Power Inc. sr. sub. notes
                           8 3/4s, 2009                                                    273,700
 ....................................................................................................
               1,000,000   Blount Inc. 144A sr. sub. notes 13s, 2009                     1,055,000
----------------------------------------------------------------------------------------------------
                                                                                         1,328,700
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (0.3%)
 ....................................................................................................
                 480,000   ALARIS Medical Systems, Inc. company
                           guaranty 9 3/4s, 2006                                           415,200
 ....................................................................................................
                 625,000   Dade International, Inc. sr. sub. notes
                           Ser. B, 11 1/8s, 2006                                           612,500
 ....................................................................................................
                 350,000   Kinetic Concepts, Inc. company
                           guaranty Ser. B, 9 5/8s, 2007                                   259,000
 ....................................................................................................
                 450,000   Leiner Health Products sr. sub. notes
                           9 5/8s, 2007                                                    336,375
 ....................................................................................................
                 560,000   Mediq, Inc. company guaranty 11s, 2008                          224,000
 ....................................................................................................
                 495,000   Mediq, Inc. deb. stepped-coupon
                           zero % (13s, 6/1/03), 2009 (STP)                                 49,500
----------------------------------------------------------------------------------------------------
                                                                                         1,896,575
----------------------------------------------------------------------------------------------------
Metals and Mining (0.6%)
 ....................................................................................................
                 276,000   Anker Coal Group, Inc. 144A sec. notes
                           14 1/4s, 2007 (PIK)                                             138,000
 ....................................................................................................
                 250,000   Armco, Inc. sr. notes 9s, 2007                                  252,500
 ....................................................................................................
               1,400,000   Better Minerals & Aggregates Co. 144A
                           sr. sub. notes 13s, 2009                                      1,403,500
 ....................................................................................................
                 325,000   Continental Global Group sr. notes
                           Ser. B, 11s, 2007                                               169,000
 ....................................................................................................
                 800,000   Lodestar Holdings, Inc. company
                           guaranty 11 1/2s, 2005                                          400,000
 ....................................................................................................
                 800,000   Neenah Corp. company guaranty Ser. F,
                           11 1/8s, 2007                                                   740,000
 ....................................................................................................
                 722,000   Weirton Steel Co. sr. notes 11 3/8s, 2004                       696,730
 ....................................................................................................
                 390,000   WHX Corp. sr. notes 10 1/2s, 2005                               365,625
----------------------------------------------------------------------------------------------------
                                                                                         4,165,355
----------------------------------------------------------------------------------------------------
Motion Picture Distribution (0.3%)
 ....................................................................................................
                 250,000   AMC Entertainment, Inc. sr. sub. notes
                           9 1/2s, 2011                                                    222,500
 ....................................................................................................
                 540,000   AMC Entertainment, Inc. sr. sub. notes
                           9 1/2s, 2009                                                    476,550
 ....................................................................................................
                 495,000   Cinemark USA, Inc. sr. sub. notes
                           9 5/8s, 2008 (Mexico)                                           455,400
 ....................................................................................................
               1,536,000   Diva Systems Corp. sr. disc. notes,
                           stepped-coupon Ser. B, zero %
                           (12 5/8s, 3/1/03), 2008 (STP)                                   560,640
----------------------------------------------------------------------------------------------------
                                                                                         1,715,090
----------------------------------------------------------------------------------------------------
Networking (0.2%)
 ....................................................................................................
                 180,000   Exodus Communications, Inc. sr. notes
                           11 1/4s, 2008                                                   186,750
 ....................................................................................................
                 950,000   Exodus Communications, Inc. 144A
                           sr. notes 10 3/4s, 2009                                         966,625
----------------------------------------------------------------------------------------------------
                                                                                         1,153,375
----------------------------------------------------------------------------------------------------
Oil and Gas (1.0%)
 ....................................................................................................
                 550,000   Belco Oil & Gas Corp. company
                           guaranty Ser. B, 10 1/2s, 2006                                  566,500
 ....................................................................................................
                  70,000   Benton Oil & Gas Co. sr. notes
                           9 3/8s, 2007                                                     45,675
 ....................................................................................................
                 190,000   Gulf Canada Resources Ltd. sr. sub.
                           notes 9 5/8s, 2005 (Canada)                                     194,750
 ....................................................................................................
                 440,000   Gulf Canada Resources, Ltd. sr. notes
                           8 3/8s, 2005 (Canada)                                           422,884
 ....................................................................................................
                 400,000   Gulf Canada Resources, Ltd. sr. notes
                           8.35s, 2006 (Canada)                                            393,500
 ....................................................................................................
                 500,000   Leviathan Gas Corp. company guaranty
                           Ser. B, 10 3/8s, 2009                                           520,000
 ....................................................................................................
                 500,000   Nuevo Energy Co. sr. sub. notes
                           Ser. B, 9 1/2s, 2008                                            500,000
 ....................................................................................................
                 690,000   Ocean Energy, Inc. company guaranty
                           Ser. B, 8 7/8s, 2007                                            684,825
 ....................................................................................................
                 610,000   Ocean Energy, Inc. company guaranty
                           Ser. B, 8 3/8s, 2008                                            588,650
 ....................................................................................................
                 580,000   Pogo Producing Co. sr. sub. notes
                           Ser. B, 8 3/4s, 2007                                            558,250
 ....................................................................................................
                 320,000   RAM Energy Inc. sr. notes 11 1/2s, 2008                         140,000
 ....................................................................................................
                 990,000   Seven Seas Petroleum sr. notes
                           Ser. B, 12 1/2s, 2005                                           396,000
 ....................................................................................................
               1,090,000   Vintage Petroleum sr. sub. notes
                           9 3/4s, 2009                                                  1,117,250
 ....................................................................................................
                 200,000   XCL Ltd. 144A company guaranty
                           13 1/2s, 2004 (In default) (NON)                                 40,000
----------------------------------------------------------------------------------------------------
                                                                                         6,168,284
----------------------------------------------------------------------------------------------------
Packaging and Containers (0.9%)
 ....................................................................................................
                 410,000   AEP Industries, Inc. sr. sub. notes
                           9 7/8s, 2007                                                    394,625
 ....................................................................................................
               1,000,000   Consumers International 144A sr. notes
                           10 1/4s, 2005                                                   780,000
 ....................................................................................................
                 390,000   Huntsman Packaging Corp. company
                           guaranty 9 1/8s, 2007                                           382,200
 ....................................................................................................
                 560,000   Innova S De R.L. sr. notes 12 7/8s,
                           2007 (Mexico)                                                   498,400
 ....................................................................................................
                 127,778   Jefferson Smurft bank term loan
                           Ser. B, FRN 8.625s, 2006                                        127,778
 ....................................................................................................
                 980,000   Packaging Corp. company guaranty
                           9 5/8s, 2009                                                  1,004,500
 ....................................................................................................
                 566,033   Packaging Corp. bank term loan FRN
                           9.438s, 2008                                                    541,580
 ....................................................................................................
                 150,000   Radnor Holdings Inc. sr. notes 10s, 2003                        150,000
 ....................................................................................................
               1,690,000   Riverwood International Corp. company
                           guaranty 10 7/8s, 2008                                        1,656,200
 ....................................................................................................
                 450,000   Riverwood International Corp. company
                           guaranty 10 5/8s, 2007                                          463,500
----------------------------------------------------------------------------------------------------
                                                                                         5,998,783
----------------------------------------------------------------------------------------------------
Paper and Forest Products (1.0%)
 ....................................................................................................
               1,515,000   APP Finance II Mauritius Ltd. bonds
                           stepped-coupon 12s, (16s, 2/15/04),
                           2049 (Indonesia) (STP)                                          969,600
 ....................................................................................................
                 300,000   Doman Industries 144A notes
                           8 3/4s, 2004                                                    255,000
 ....................................................................................................
                 620,000   Impac Group Inc. company guaranty
                           Ser. B, 10 1/8s, 2008                                           564,200
 ....................................................................................................
                 545,000   Indah Kiat Financial Mauritius Ltd.
                           company guaranty 10s, 2007 (Indonesia)                          403,300
 ....................................................................................................
                 800,000   Pacifica Papers, Inc. sr. notes 10s,
                           2009 (Canada)                                                   826,000
 ....................................................................................................
               1,140,000   Pindo Deli Finance Mauritius Ltd.
                           company guaranty 10 3/4s,
                           2007 (Indonesia)                                                832,200
 ....................................................................................................
                 845,000   PT Pabrik Kertas Tjiwi Kimia company
                           guaranty 10s, 2004 (Indonesia)                                  621,075
 ....................................................................................................
               1,537,000   Repap New Brunswick sr. notes
                           10 5/8s, 2005 (Canada)                                        1,429,410
 ....................................................................................................
                 370,000   Republic Group, Inc. sr. sub. notes
                           9 1/2s, 2008                                                    347,800
----------------------------------------------------------------------------------------------------
                                                                                         6,248,585
----------------------------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (0.3%)
 ....................................................................................................
                 940,000   ICN Pharmaceuticals, Inc. 144A sr. notes
                           9 1/4s, 2005                                                    900,050
 ....................................................................................................
                 730,000   ICN Pharmaceuticals, Inc. 144A sr. notes
                           8 3/4s, 2008                                                    697,150
----------------------------------------------------------------------------------------------------
                                                                                         1,597,200
----------------------------------------------------------------------------------------------------
Publishing (0.6%)
 ....................................................................................................
               1,440,000   Affinity Group Holdings sr. notes
                           11s, 2007                                                     1,324,800
 ....................................................................................................
                 400,000   American Media Operation, Inc. sr. sub.
                           notes 10 1/4s, 2009                                             405,000
 ....................................................................................................
                 880,000   Garden State Newspapers, Inc. sr. sub.
                           notes Ser. B, 8 3/4s, 2009                                      827,200
 ....................................................................................................
                 610,000   Garden State Newspapers sr. sub. notes
                           8 5/8s, 2011                                                    558,150
 ....................................................................................................
                 570,000   Perry-Judd company guaranty
                           10 5/8s, 2007                                                   501,600
 ....................................................................................................
                 136,932   Von Hoffman Press, Inc. 144A sr. sub.
                           notes 13 1/2s, 2009                                             124,608
 ....................................................................................................
                 160,000   Von Hoffman Press, Inc. 144A sr. sub.
                           notes 10 3/8s, 2007                                             156,800
----------------------------------------------------------------------------------------------------
                                                                                         3,898,158
----------------------------------------------------------------------------------------------------
Railroads (0.1%)
 ....................................................................................................
                 240,000   MRS Logistica, S.A. bonds Ser. B,
                           10 5/8s, 2005 (Brazil)                                          194,400
 ....................................................................................................
                 630,000   TFM S.A. de C.V. company guaranty
                           stepped-coupon zero % (11 3/4s,
                           6/15/02), 2009 (Mexico) (STP)                                   403,200
----------------------------------------------------------------------------------------------------
                                                                                           597,600
----------------------------------------------------------------------------------------------------
REITs (Real Estate Investment Trusts) (0.2%)
 ....................................................................................................
               1,500,000   Tanger Properties Ltd. partnership gtd.
                           notes 8 3/4s, 2001                                            1,486,275
----------------------------------------------------------------------------------------------------
Restaurants (0.2%)
 ....................................................................................................
                 500,000   FRD Acquisition Co. sr. notes Ser. B,
                           12 1/2s, 2004                                                   300,000
 ....................................................................................................
               1,200,000   Sbarro Inc. 144A sr. notes 11s, 2009                          1,242,000
----------------------------------------------------------------------------------------------------
                                                                                         1,542,000
----------------------------------------------------------------------------------------------------
Retail (0.9%)
 ....................................................................................................
                 240,000   Home Interiors & Gifts, Inc. company
                           guaranty 10 1/8s, 2008                                          204,000
 ....................................................................................................
               1,370,000   K mart Corp. notes 8 3/8s, 2004                               1,363,150
 ....................................................................................................
                 400,000   K mart Corp. med. term notes 8s, 2001                           395,208
 ....................................................................................................
                 250,000   K mart Corp. deb. 7 3/4s, 2012                                  226,563
 ....................................................................................................
                 460,000   Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                      377,200
 ....................................................................................................
                 800,000   Mothers Work, Inc. sr. notes 12 5/8s, 2005                      806,000
 ....................................................................................................
               1,200,000   NBTY Inc. 144A sr. sub. notes
                           8 5/8s, 2007                                                  1,116,000
 ....................................................................................................
                 915,000   North Atlantic Trading Co. company
                           guaranty Ser. B, 11s, 2004                                      832,650
 ....................................................................................................
                 450,000   Zale Corp. sr. notes Ser. B, 8 1/2s, 2007                       436,500
----------------------------------------------------------------------------------------------------
                                                                                         5,757,271
----------------------------------------------------------------------------------------------------
Satellite Services (0.1%)
 ....................................................................................................
                 520,000   Golden Sky Systems company guaranty
                           Ser. B, 12 3/8s, 2006                                           551,200
 ....................................................................................................
                 320,000   Satelites Mexicanos S.A. de C.V. 144A
                           sr. notes 10 1/8s, 2004 (Mexico)                                211,200
----------------------------------------------------------------------------------------------------
                                                                                           762,400
----------------------------------------------------------------------------------------------------
Semiconductors (0.6%)
 ....................................................................................................
                 750,000   Amkor Technology, Inc. 144A sr. sub.
                           notes 10 1/2s, 2009                                             742,500
 ....................................................................................................
               1,000,000   Amkor Technology, Inc. 144A sr. notes
                           9 1/4s, 2006                                                    980,000
 ....................................................................................................
               1,365,000   Fairchild Semiconductor Corp. sr. sub.
                           notes 10 1/8s, 2007                                           1,392,300
 ....................................................................................................
                 710,000   Zilog, Inc. company guaranty Ser. B,
                           9 1/2s, 2005                                                    653,200
----------------------------------------------------------------------------------------------------
                                                                                         3,768,000
----------------------------------------------------------------------------------------------------
Shipping (0.2%)
 ....................................................................................................
                 180,000   International Shipholding Corp. sr. notes
                           7 3/4s, 2007                                                    162,000
 ....................................................................................................
                 745,000   Johnstown America Industries, Inc.
                           company guaranty Ser. C, 11 3/4s, 2005                          758,038
 ....................................................................................................
                 145,000   Transportacion Maritima Mexicana S.A.
                           de C.V. notes 9 1/4s, 2003                                      119,625
----------------------------------------------------------------------------------------------------
                                                                                         1,039,663
----------------------------------------------------------------------------------------------------
Steel (0.7%)
 ....................................................................................................
               1,580,000   AK Steel Corp. company guaranty
                           7 7/8s, 2009                                                  1,489,150
 ....................................................................................................
                 730,000   California Steel Industries sr. notes
                           Ser. B, 8 1/2s, 2009                                            698,975
 ....................................................................................................
                 920,000   LTV Corp. sr. notes 11 3/4s, 2009                               966,000
 ....................................................................................................
                 500,000   National Steel Corp. 1st mtge.
                           Ser. D, 9 7/8s, 2009                                            512,500
 ....................................................................................................
                 800,000   WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                     822,000
 ....................................................................................................
                  90,000   Wheeling-Pittsburgh Steel Corp.
                           sr. notes 9 1/4s, 2007                                           84,600
----------------------------------------------------------------------------------------------------
                                                                                         4,573,225
----------------------------------------------------------------------------------------------------
Telecommunications (6.4%)
 ....................................................................................................
               1,290,000   Alaska Communications Systems Corp.
                           company guaranty 9 3/8s, 2009                                 1,248,075
 ....................................................................................................
                 540,000   Barak I.T.C. sr. disc. notes
                           stepped-coupon Ser. B, zero %
                           (12 1/2s, 11/15/02), 2007 (Israel) (STP)                        294,300
 ....................................................................................................
                 410,000   Bestel S.A. de C.V. sr. disc. notes
                           stepped-coupon zero % (12 3/4s,
                           5/15/03), 2005 (Mexico) (STP)                                   258,300
 ....................................................................................................
                 410,000   Birch Telecommunications, Inc. sr. notes
                           14s, 2008                                                       414,100
 ....................................................................................................
                 220,000   CapRock Communications Corp. sr. notes
                           Ser. B, 12s, 2008                                               227,700
 ....................................................................................................
                 430,000   CapRock Communications Corp. sr. notes
                           11 1/2s, 2009                                                   440,750
 ....................................................................................................
                 750,000   Carrier1 Intl. S.A. sr. notes Ser. B,
                           13 1/4s, 2009 (Luxembourg)                                      787,500
 ....................................................................................................
               1,870,000   Colt Telecommunications Group PLC
                           sr. disc. notes stepped-coupon zero %
                           (12s, 12/15/01), 2006
                           (United Kingdom) (STP)                                        1,645,600
 ....................................................................................................
               1,080,000   Covad Communications Group, Inc.
                           sr. disc. notes stepped-coupon Ser. B,
                           zero % (13 1/2s, 03/15/03), 2008 (STP)                          672,300
 ....................................................................................................
               1,130,000   Covad Communications Group, Inc.
                           sr. notes 12 1/2s, 2009                                       1,166,725
 ....................................................................................................
                 915,000   DTI Holdings Inc. sr. disc. notes,
                           stepped-coupon Ser. B, zero %
                           (12 1/2s, 03/01/03), 2008 (STP)                                 329,400
 ....................................................................................................
                 280,000   Esprit Teleom Group PLC sr. notes
                           11 1/2s, 2007 (United Kingdom)                                  280,700
 ....................................................................................................
               1,790,000   Firstworld Communication Corp. sr.
                           disc. notes stepped-coupon zero %
                           (13, 4/15/03), 2008 (STP)                                     1,074,000
 ....................................................................................................
               1,080,000   Focal Communications Corp. sr. disc.
                           notes, stepped-coupon Ser. B, zero %
                           (12 1/8s, 02/15/03), 2008 (STP)                                 669,600
 ....................................................................................................
               1,300,000   Global Crossing Holdings, Ltd.
                           company guaranty 9 5/8s, 2008                                 1,296,750
 ....................................................................................................
                 420,000   Global Crossing Holdings, Ltd. 144A
                           sr. notes 9 1/8s, 2006                                          414,750
 ....................................................................................................
                 290,000   Globe Telecom 144A notes 13s, 2009                              313,200
 ....................................................................................................
               1,410,000   GST Telecommunications, Inc. company
                           guaranty stepped-coupon zero %
                           (13 7/8s, 12/15/00), 2005 (STP)                               1,039,875
 ....................................................................................................
               1,580,000   GST Telecommunications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (10 1/2s, 5/1/03), 2008 (STP)                                   766,300
 ....................................................................................................
                 330,000   Hyperion Telecommunications Corp.,
                           Inc. sr. disc. notes stepped-coupon
                           Ser. B, zero % (13s, 4/15/01), 2003 (STP)                       293,700
 ....................................................................................................
                 595,000   Hyperion Telecommunications Corp.,
                           Inc. sr. notes Ser. B, 12 1/4s, 2004                            636,650
 ....................................................................................................
                 730,000   Hyperion Telecommunications Inc. sr. sub.
                           notes 12s, 2007                                                 770,150
 ....................................................................................................
                 330,000   ICG Communications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (10s, 02/15/03), 2008 (STP)                                     173,250
 ....................................................................................................
                 730,000   ICG Holdings, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (13 1/2s, 9/15/00), 2005 (STP)                                  631,450
 ....................................................................................................
               1,560,000   ICG Services, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (9 7/8s, 5/1/03), 2008 (STP)                                    787,800
 ....................................................................................................
                 980,000   Insight Midwest 144A sr. notes
                           9 3/4s, 2009                                                  1,006,950
 ....................................................................................................
                 310,000   Intelcom Group (USA), Inc. company
                           guaranty stepped-coupon zero %
                           (12 1/2s, 5/1/01), 2006 (STP)                                   234,050
 ....................................................................................................
                 900,000   Intermedia Communications, Inc.
                           sr. disc. notes stepped-coupon Ser. B,
                           zero % (11 1/4s, 7/15/02), 2007 (STP)                           661,500
 ....................................................................................................
                 130,000   Intermedia Communications, Inc.
                           sr. notes Ser. B, 8 7/8s, 2007                                  120,900
 ....................................................................................................
               1,540,000   Intermedia Communications, Inc.
                           sr. notes Ser. B, 8.6s, 2008                                  1,420,650
 ....................................................................................................
               1,090,000   IPC Information Systems Inc. sr. disc.
                           notes zero % (10 7/8s,), 2008 (STP)                             828,400
 ....................................................................................................
               2,700,000   KMC Telecom Holdings, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (12 1/2s, 2/15/03), 2008 (STP)                                1,485,000
 ....................................................................................................
                 750,000   KMC Telecom Holdings, Inc. 144A sr. notes
                           13 1/2s, 2009                                                   750,000
 ....................................................................................................
               1,275,000   Knology Holdings, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (11 7/8s, 10/15/02), 2007 (STP)                                 854,250
 ....................................................................................................
               1,050,000   Logix Communications Enterprises
                           sr. notes 12 1/4s, 2008                                         787,500
 ....................................................................................................
               1,180,000   Microcell Telecommunications sr. disc.
                           notes stepped-coupon Ser. B, zero %
                           (14s, 12/1/01), 2006 (Canada) (STP)                           1,038,400
 ....................................................................................................
                 100,000   Netia Holdings B.V. 144A company
                           guaranty stepped-coupon zero %
                           (11 1/4s, 11/1/01), 2007 (Poland) (STP)                          65,000
 ....................................................................................................
                 180,000   Netia Holdings B.V. 144A company
                           guaranty 10 1/4s, 2007 (Poland)                                 153,000
 ....................................................................................................
                 980,000   NorthEast Optic Network, Inc. sr. notes
                           12 3/4s, 2008                                                 1,038,800
 ....................................................................................................
                 580,000   NTL Communications Corp. sr. notes
                           Ser. B, 11 1/2s, 2008                                           626,400
 ....................................................................................................
                 500,000   NTL Inc. sr. notes Ser. B, 10s, 2007
                           (United Kingdom)                                                512,500
 ....................................................................................................
                 235,000   Onepoint Communications, Inc. company
                           guaranty Ser. B, 14 1/2s, 2008                                  152,750
 ....................................................................................................
               1,035,000   Pathnet, Inc. sr. notes 12 1/4s, 2008                           662,400
 ....................................................................................................
               1,045,000   Qwest Communications International,
                           Inc. sr. disc. notes stepped-coupon
                           zero % (9.47s, 10/15/02), 2007 (STP)                            847,819
 ....................................................................................................
                 115,000   Qwest Communications International,
                           Inc. sr. disc. notes stepped-coupon
                           zero % (8.29s, 2/1/03), 2008 (STP)                               90,218
 ....................................................................................................
                 330,000   Qwest Communications International,
                           Inc. sr. notes Ser. B, 7 1/4s, 2008                             315,658
 ....................................................................................................
               1,190,000   Rhythms Netconnections, Inc. sr. disc.
                           notes stepped-coupon Ser. B, zero %
                           (13 1/2s, 5/15/03), 2008 (STP)                                  642,600
 ....................................................................................................
                 950,000   Startec Global Communications Corp.
                           sr. notes 12s, 2008                                             779,000
 ....................................................................................................
               1,060,000   Telecommunications Techniques, Inc.
                           company guaranty 9 3/4s, 2008                                   954,000
 ....................................................................................................
                 360,000   Telehub Communications Corp. company
                           guaranty stepped-coupon zero %
                           (13 7/8s, 7/31/02), 2005 (STP)                                   17,100
 ....................................................................................................
                 140,000   Teligent, Inc. sr. disc. notes
                           stepped-coupon Ser. B, zero %
                           (11 1/2s, 3/1/03), 2008 (STP)                                    82,250
 ....................................................................................................
                 860,000   Teligent, Inc. sr. notes 11 1/2s, 2007                          838,500
 ....................................................................................................
               1,210,000   Time Warner Telecom Inc. sr. notes
                           9 3/4s, 2008                                                  1,240,250
 ....................................................................................................
                 440,000   Versatel Telecom B.V. sr. notes 13 1/4s,
                           2008 (Netherlands)                                              468,600
 ....................................................................................................
                 210,000   Versatel Telecom B.V. sr. notes 13 1/4s,
                           2008 (Netherlands)                                              223,650
 ....................................................................................................
               1,850,000   Williams Communications Group Inc.
                           sr. notes 10 7/8s, 2009                                       1,935,563
 ....................................................................................................
                 660,000   WinStar Communications, Inc. sr. sub.
                           notes stepped-coupon zero %
                           (15s, 3/1/02), 2007 (STP)                                       937,200
 ....................................................................................................
                 670,000   WinStar Communications. Inc. sr. sub.
                           notes 11s, 2008                                                 683,400
 ....................................................................................................
                 830,000   WinStar Communications, Inc. sr. sub.
                           notes 10s, 2008                                                 784,350
 ....................................................................................................
                 315,000   World Access, Inc. sr. notes Ser. B,
                           13 1/4s, 2008                                                   284,288
 ....................................................................................................
                 950,000   Worldwide Fiber, Inc. sr. notes 12s, 2009                       980,875
----------------------------------------------------------------------------------------------------
                                                                                        41,136,696
----------------------------------------------------------------------------------------------------
Telephone Services (2.6%)
 ....................................................................................................
                 930,000   Allegiance Telecom, Inc. sr. disc.
                           notes stepped-coupon Ser. B, zero %
                           (11 3/4s, 2/15/03), 2008 (STP)                                  663,788
 ....................................................................................................
                 260,000   Allegiance Telecom, Inc. sr. notes
                           12 7/8s, 2008                                                   293,800
 ....................................................................................................
               1,980,000   BTI Telecom Corp. sr. notes 10 1/2s, 2007                     1,821,600
 ....................................................................................................
                 860,000   Call-Net Enterprises, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (10.8s, 5/15/04), 2009 (Canada) (STP)                           410,650
 ....................................................................................................
               1,150,000   Call-Net Enterprises, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (9.27s, 8/15/02), 2007 (Canada) (STP)                           678,500
 ....................................................................................................
               1,170,000   Call-Net Enterprises, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (8.94s, 8/15/03), 2008 (Canada) (STP)                           573,300
 ....................................................................................................
                 540,000   Call-Net Enterprises Inc. sr. notes 8s,
                           2008 (Canada)                                                   410,400
 ....................................................................................................
               1,060,000   Flag Ltd. 144A sr. notes 8 1/4s,
                           2008 (Bermuda)                                                  985,800
 ....................................................................................................
                 375,000   Globo Communicacoes 144A company
                           guaranty 10 1/2s, 2006 (Brazil)                                 322,500
 ....................................................................................................
                 355,000   Globo Communicacoes 144A sr. notes
                           10 5/8s, 2008 (Brazil)                                          301,750
 ....................................................................................................
                 276,000   ITC Deltacom, Inc. sr. notes 11s, 2007                          289,800
 ....................................................................................................
                 150,000   Long Distance International, Inc. sr. notes
                           12 1/4s, 2008                                                    75,000
 ....................................................................................................
               1,500,000   McLeodUSA, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (10 1/2s, 3/1/02), 2007 (STP)                                 1,215,000
 ....................................................................................................
               1,190,000   McLeodUSA, Inc. sr. notes 9 1/2s, 2008                        1,192,975
 ....................................................................................................
                 100,000   NEXTLINK Communications Inc.
                           sr. disc. notes stepped-coupon zero %
                           (12 1/4s, 6/1/04), 2009 (STP)                                    61,500
 ....................................................................................................
                 140,000   NEXTLINK Communications 144A
                           sr. disc. notes stepped-coupon zero %
                           (12 1/8s, 12/1/04), 2009 (STP)                                   81,550
 ....................................................................................................
                 780,000   NEXTLINK Communications Inc. 144A
                           sr. notes 10 1/2s, 2009                                         795,600
 ....................................................................................................
                 820,000   Primus Telecommunications Group, Inc.
                           sr. notes Ser. B, 9 7/8s, 2008                                  742,100
 ....................................................................................................
                 690,000   RCN Corp. sr. disc. notes
                           stepped-coupon zero %
                           (11 1/8s, 10/15/02), 2007 (STP)                                 488,175
 ....................................................................................................
               1,387,000   RSL Communications, Ltd. company
                           guaranty 12 1/4s, 2006                                        1,407,805
 ....................................................................................................
                 430,000   RSL Communications, Ltd. 144A notes
                           10 1/2s, 2008                                                   408,500
 ....................................................................................................
                 140,000   RSL Communications, Ltd. company
                           guaranty 9 1/8s, 2008                                           125,300
 ....................................................................................................
                 315,000   Transtel S.A. pass-through certificates
                           12 1/2s, 2007                                                   173,250
 ....................................................................................................
                 390,000   US Xchange LLC sr. notes 15s, 2008                              292,500
 ....................................................................................................
                 730,000   Viatel, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (12 1/2s, 4/15/03), 2008 (STP)                                  456,250
 ....................................................................................................
                 912,000   Viatel, Inc. 144A sr. notes 11 1/2s, 2009                       907,440
 ....................................................................................................
               1,470,000   Viatel, Inc. sr. notes 11 1/4s, 2008                          1,462,650
----------------------------------------------------------------------------------------------------
                                                                                        16,637,483
----------------------------------------------------------------------------------------------------
Textiles (0.1%)
 ....................................................................................................
                 790,000   Galey & Lord, Inc. company guaranty
                           9 1/8s, 2008                                                    173,800
 ....................................................................................................
                 350,000   Polymer Group, Inc. company guaranty
                           Ser. B, 9s, 2007                                                339,500
 ....................................................................................................
                 280,000   Polymer Group, Inc. company guaranty
                           Ser. B, 8 3/4s, 2008                                            268,800
----------------------------------------------------------------------------------------------------
                                                                                           782,100
----------------------------------------------------------------------------------------------------
Transportation (0.2%)
 ....................................................................................................
                 370,000   Kitty Hawk, Inc. company guaranty
                           9.95s, 2004                                                     363,525
 ....................................................................................................
               1,000,000   York Power Funding 144A notes 12s,
                           2007 (Cayman Islands)                                         1,030,000
----------------------------------------------------------------------------------------------------
                                                                                         1,393,525
----------------------------------------------------------------------------------------------------
Utilities (0.1%)
 ....................................................................................................
                 940,000   Public Service Co. of New Mexico
                           sr. notes Ser. A, 7.1s, 2005                                    904,864
----------------------------------------------------------------------------------------------------
Wireless Communications (0.8%)
 ....................................................................................................
               1,090,000   Clearnet Communications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (14 3/4s, 12/15/00), 2005 (STP)                               1,068,200
 ....................................................................................................
                 625,000   Neuvo Grupo Iusacell S.A. 144A sr. notes
                           14 1/4s, 2006 (Mexico)                                          650,000
 ....................................................................................................
                 360,000   Omnipoint Corp. 144A sr. notes
                           11 1/2s, 2009                                                   388,800
 ....................................................................................................
                 500,000   Orbital Imaging Corp. sr. notes
                           Ser. B, 11 5/8s, 2005                                           350,000
 ....................................................................................................
                  60,000   Orbital Imaging Corp. sr. notes
                           Ser. D, 11 5/8s, 2005                                            39,600
 ....................................................................................................
                 215,000   Paging Network Do Brasil sr. notes
                           13 1/2s, 2005 (Brazil)                                           30,100
 ....................................................................................................
                 960,000   Telecorp PCS Inc. company guaranty
                           stepped-coupon zero %
                           (11 5/8s, 4/15/04), 2009 (STP)                                  604,800
 ....................................................................................................
               1,860,000   VoiceStream Wireless Corp. 144A
                           sr. notes 10 3/8s, 2009                                       1,915,800
----------------------------------------------------------------------------------------------------
                                                                                         5,047,300
----------------------------------------------------------------------------------------------------
                           Total Corporate Bonds and Notes
                           (cost $332,832,526)                                        $301,646,112
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (18.2%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
U.S. Government Agency Mortgage Obligations (5.1%)
 ....................................................................................................
              $1,012,721   Federal Home Loan Mortgage
                           Corporation 7s, July 1, 2012                                 $1,001,642
 ....................................................................................................
                           Federal National Mortgage Association
                           Pass-Through Certificates
 ....................................................................................................
                  88,398     8s, October 1, 2029                                            89,116
 ....................................................................................................
               3,901,249     7 1/2s Interest Only (IO),
                             November 25, 2023                                           1,220,360
 ....................................................................................................
                 342,660     7s, with due dates from
                             December 1, 2010 to May 1, 2011                               338,695
 ....................................................................................................
               4,080,196     6 1/2s, with due dates from
                             August 1, 2010 to November 1, 2028                          3,851,128
 ....................................................................................................
                 347,670     5 1/2s, August 15, 2014                                       322,464
 ....................................................................................................
                           Government National Mortgage
                           Association Pass-Through Certificates
 ....................................................................................................
               5,355,208     8s, with due dates from
                             November 15, 2024 to
                             December 15, 2027                                           5,408,759
 ....................................................................................................
               3,809,076     7 1/2s, with due dates from
                             January 15, 2023 to August 15, 2025                         3,785,268
 ....................................................................................................
              13,750,578     7s, with due dates from March 15, 2023
                             to July 15, 2028                                           13,318,407
 ....................................................................................................
               3,680,081     6 1/2s, with due dates from
                             February 15, 2027 to January 15, 2029                       3,477,682
----------------------------------------------------------------------------------------------------
                                                                                        32,813,521
----------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (13.1%)
 ....................................................................................................
              23,940,000   U.S. Treasury Bonds 6 1/8s,
                           August 15, 2029                                              22,821,523
 ....................................................................................................
                           U.S. Treasury Notes
 ....................................................................................................
              15,475,000     6s, August 15, 2009                                        14,991,406
 ....................................................................................................
               8,765,000     5 1/2s, May 15, 2009                                        8,166,526
 ....................................................................................................
              40,713,000     5 1/4s, May 15, 2004 (SEG)                                 39,001,833
----------------------------------------------------------------------------------------------------
                                                                                        84,981,288
----------------------------------------------------------------------------------------------------
                           Total U.S. Government and
                           Agency Obligations
                           (cost $121,129,487)                                        $117,794,809
----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (15.0%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
USD            7,350,000   Argentina (Republic of) unsub.
                           11 3/4s, 2009                                                $7,350,000
 ....................................................................................................
AUD           17,775,000   Australia (Government of) bonds
                           Ser. 808, 8 3/4s, 2008                                       12,987,917
 ....................................................................................................
USD            4,600,000   Brazil (Federal Republic of) notes
                           14 1/2s, 2009                                                 5,100,480
 ....................................................................................................
CAD            1,440,000   Canada (Government of) bonds
                           Ser. WB60, 7 1/4s, 2007                                       1,052,266
 ....................................................................................................
CAD           14,290,000   Canada (Government of) bonds
                           Ser. WL43, 5 3/4s, 2029                                       9,275,220
 ....................................................................................................
USD            1,215,000   Colombia (Republic of) unsub. 9 3/4s, 2009                    1,132,988
 ....................................................................................................
USD              465,000   Colombia (Republic of) unsub. 8 5/8s, 2008                      405,155
 ....................................................................................................
EUR           14,145,000   Germany (Federal Republic of) bonds
                           Ser. 132, 4 1/8s, 2004                                       13,844,631
 ....................................................................................................
USD            1,020,000   Philippines (Republic of) bonds
                           9 7/8s, 2019                                                  1,007,250
 ....................................................................................................
USD            2,310,000   Russia (Federation of) 144A bonds
                           12 3/4s, 2028                                                 1,599,675
 ....................................................................................................
USD            3,755,000   Russia (Federation of) unsub. 10s, 2007                       2,342,369
 ....................................................................................................
USD           12,720,000   Russia (Federation of) deb. principal
                           loans FRB 6.063s, 2020 (NON)                                  2,035,200
 ....................................................................................................
SEK          108,400,000   Sweden (Government of) bonds
                           Ser. 1041, 6 3/4s, 2014                                      13,732,408
 ....................................................................................................
SEK           18,600,000   Sweden (Government of) bonds
                           Ser. 1035, 6s, 2005                                           2,236,898
 ....................................................................................................
USD              890,000   Turkey (Republic of) sr. unsub.
                           12 3/8s, 2009                                                   950,075
 ....................................................................................................
GBP            2,510,000   United Kingdom Treasury bonds 10s, 2003                       4,531,076
 ....................................................................................................
GBP            2,590,000   United Kingdom Treasury bonds
                           Ser. 85, 9 3/4s, 2002                                         4,508,137
 ....................................................................................................
GBP            2,455,000   United Kingdom Treasury bonds 8s, 2000                        4,027,274
 ....................................................................................................
USD            7,130,000   United Mexican States bonds Ser. XW,
                           10 3/8s, 2009                                                 7,568,495
 ....................................................................................................
USD            1,700,000   Venezuela (Republic of) bonds
                           9 1/4s, 2027                                                  1,128,460
----------------------------------------------------------------------------------------------------
                           Total Foreign Government Bonds
                           and Notes (cost $97,660,683)                                $96,815,974
----------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.2%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $3,540,000   Amresco Commercial Mortgage Funding
                           Ser. 1997-C1, Class F, 7.64s, 2029                           $3,231,356
 ....................................................................................................
               1,415,000   Commercial Mortgage Acceptance Corp.
                           Ser. 97-ML1, Class D, 6.977s, 2030                            1,294,504
 ....................................................................................................
               3,100,000   Commercial Mortgage Asset Trust
                           Ser. 1999-C1, Class A4, 6.975s, 2013                          2,885,422
 ....................................................................................................
               1,575,000   Countrywide Home Loan Ser. 98-3,
                           Class A5, 6 3/4s, 2028                                        1,456,137
 ....................................................................................................
               1,980,000   Countrywide Mortgage Backed
                           Securities, Inc. Ser. 93-C, Class A8,
                           6 1/2s, 2024                                                  1,787,920
 ....................................................................................................
              27,119,512   Deutsche Mortgage & Asset Receiving
                           Corp. Ser. 98-C1, Class X, Interest
                           Only (IO), 1.244s, 2031                                       1,432,249
 ....................................................................................................
               1,300,000   DLJ Commercial Mortgage Corp.
                           Ser. 1999-CG3, Class A1B, 7.34s, 2009                         1,280,906
 ....................................................................................................
                           Fannie Mae Strip
 ....................................................................................................
               3,207,925     Ser. 281, Class 2, IO, 9s, 2026                               904,735
 ....................................................................................................
               2,030,454     Ser. 303, IO, 7.5s, 2029                                      677,347
 ....................................................................................................
               7,203,739     Ser. 266, Class 2, IO, 7.5s, 2024                           2,206,145
 ....................................................................................................
                 666,159     Ser. 218, Class 2, IO, 7.5s, 2023                             205,677
 ....................................................................................................
               1,522,488     Ser. 222, Class 2, IO, 7s, 2023                               465,310
 ....................................................................................................
               1,242,777     Ser. 304, Class 2, IO, 6s, 2028                               363,124
 ....................................................................................................
              36,475,708   First Union-Lehman Brothers
                           Commercial Mortgage Co. Ser. 98-C2,
                           IO, 0.8029s, 2028                                             1,323,669
 ....................................................................................................
                           Freddie Mac
 ....................................................................................................
                 530,000     Ser. 1439, Class I, 7 1/2s, 2022                              515,342
 ....................................................................................................
                 675,000     Ser. 2040, Class PE, 7 1/2s, 2028                             656,323
 ....................................................................................................
                 745,302     Ser. 1717, Class L, 6 1/2s, 2024                              717,703
 ....................................................................................................
                 582,944     Ser. 2113, Class ZM, 6 1/2s, 2028                             524,650
 ....................................................................................................
                 973,988     Ser. 2122, Class ZA, 6 1/4s, 2028                             702,489
 ....................................................................................................
                 779,645     Ser. 2188, Class SA, 5.77s, 2029                              618,844
 ....................................................................................................
               1,356,622     Ser. 2182, Class SA, 5.17s, 2025                            1,128,116
 ....................................................................................................
                           Freddie Mac Strip
 ....................................................................................................
               2,189,150     Ser. 202, Principal Only (PO),
                             zero %, 2029                                                1,321,700
 ....................................................................................................
                 925,000   GE Capital Mortgage Services, Inc.
                           Ser. 98-11, Class 2A4, 6 3/4s, 2028                             872,590
 ....................................................................................................
               1,675,000   General Growth Properties Ala Moana
                           Ser. 1999-C1, Class E, 8.04s, 2004                            1,675,000
 ....................................................................................................
                 350,000   General Growth Properties Homart
                           Ser. 1999-C1, Class G, 8.25s, 2003                              350,000
 ....................................................................................................
                           General Growth Properties Ivanhoe
 ....................................................................................................
                 870,000     Ser. 1999-C1, Class G, FRB 9.03s, 2004                        870,000
 ....................................................................................................
                 729,000     Ser. 1999-C1, Class F, FRB 8.29s, 2004                        729,000
 ....................................................................................................
                           Government National Mortgage
                           Association
 ....................................................................................................
                 855,000     Ser. 1997-8, Class PE, 7 1/2s, 2027                           816,124
 ....................................................................................................
               3,881,895     Ser. 1999-34, Class SC, IO, 2.14s, 2019                       240,192
 ....................................................................................................
               1,055,000   GS Mortgage Securities Corp. II
                           Ser. 98-GLII, Class D, 7.191s, 2031                             941,588
 ....................................................................................................
                           Merrill Lynch Mortgage Investors, Inc.
 ....................................................................................................
                 915,000     Ser. 1996-2, Class E, 6.96s, 2028                             766,027
 ....................................................................................................
                 499,000     Ser. 98-C2, Class D, 6.956s, 2030                             452,609
 ....................................................................................................
              19,500,866     Ser. 96-C2, IO, 1.598s, 2028                                1,340,684
 ....................................................................................................
              14,757,840     Ser. 98-C2, Class IO, 1.076s, 2030                          1,044,578
 ....................................................................................................
                           Morgan Stanley Capital I
 ....................................................................................................
              18,400,306     Ser. 98-HF1, Class X, IO, 1.19s, 2018                         997,642
 ....................................................................................................
                 845,000     Ser. 98-XL1, Class E, 7.15s, 2030                             783,473
 ....................................................................................................
                           Mortgage Capital Funding, Inc.
 ....................................................................................................
               7,561,535     Ser. 97-MC2, Class X, IO, 1.58s, 2012                         511,585
 ....................................................................................................
               2,946,186     Ser. 98-MC1, Class X, IO, 0.856s, 2009                        109,676
 ....................................................................................................
               1,037,964   PNC Mortgage Securities Corp.
                           Ser. 97-6, Class A2, 6.6s, 2027                               1,039,261
 ....................................................................................................
                 281,266   Prudential Home Mortgage Securities
                           Ser. 93-57, Class A4, 5.9s, 2023                                277,170
 ....................................................................................................
                 658,567   Rural Housing Trust Ser. 87-1, Class
                           D, 6.33s, 2026                                                  642,558
----------------------------------------------------------------------------------------------------
                           Total Collateralized Mortgage
                           Obligations (cost $41,606,650)                              $40,159,425
----------------------------------------------------------------------------------------------------
BRADY BONDS (4.7%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $14,370,472   Brazil (Federal Republic of) bonds
                           8s, 2014 (POR)                                              $10,796,536
 ....................................................................................................
               5,495,000   Bulgaria (Government of) Ser. A, FRB
                           6 1/2s, 2024                                                  4,403,144
 ....................................................................................................
               2,280,000   Bulgaria (Government of) Ser. A,
                           FLIRB 2 3/4s, 2012                                            1,635,900
 ....................................................................................................
                 735,000   Peru (Republic of) bonds Ser. PDI,
                           FRB 4 1/2s, 2017                                                508,988
 ....................................................................................................
              11,015,000   United Mexican States sec. Ser. W-B,
                           6 1/4s, 2019                                                  8,674,313
 ....................................................................................................
               1,333,325   Venezuela (Republic of) deb. Ser. DL,
                           FRB 6.313s, 2007                                              1,046,660
 ....................................................................................................
               5,050,000   Venezuela (Republic of) Ser. W-A,
                           6 3/4s, 2020                                                  3,434,000
----------------------------------------------------------------------------------------------------
                           Total Brady Bonds
                           (cost $29,742,585)                                          $30,499,541
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS (2.7%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                     193   21st Century Telecom Group 144A
                           13.75% cum. pfd. (PIK)                                         $164,050
 ....................................................................................................
                  11,720   AmeriKing, Inc. $3.25 pfd. (PIK)                                210,960
 ....................................................................................................
                   3,104   Capstar Broadcasting, Inc. 144A
                           $12.00 pfd. (PIK)                                               363,168
 ....................................................................................................
                  36,699   CGA Group Ltd. 144A Ser. A,
                           $13.75 pfd. (PIK)                                               990,873
 ....................................................................................................
                   6,390   Chevy Chase Capital Corp. Ser. A,
                           $5.188 pfd. (PIK)                                               345,060
 ....................................................................................................
                   3,526   Citadel Broadcasting Inc. 144A
                           $13.25 cum. pfd. (PIK)                                          394,031
 ....................................................................................................
                     374   Concentric Network Corp. Ser. B,
                           13.50% pfd. (PIK)                                               370,260
 ....................................................................................................
                  15,796   CSC Holdings, Inc. Ser. M, $11.125
                           cum. pfd. (PIK)                                               1,745,458
 ....................................................................................................
                  22,720   Diva Systems Corp. Ser. C, $6.00 pfd.                           102,240
 ....................................................................................................
                  34,000   Diva Systems Corp. Ser. D, $6.00 pfd.                           153,000
 ....................................................................................................
                     980   Dobson Communications 13.00% pfd.                             1,068,200
 ....................................................................................................
                     636   Dobson Communications Corp. 144A
                           12.25% pfd. (PIK)                                               655,080
 ....................................................................................................
                     310   First Republic 144A 10.50% pfd.                                 299,150
 ....................................................................................................
                  10,600   Fitzgeralds Gaming $3.75 cum. pfd.                               21,200
 ....................................................................................................
                 475,000   Fresenius Medical Capital Trust I
                           Ser. D, 9.00% pfd. (Germany)                                    465,500
 ....................................................................................................
                 720,000   Fresenius Medical Capital Trust II
                           7.875% pfd. (Germany)                                           649,800
 ....................................................................................................
                   4,880   Global Crossing Holdings 144A
                           $10.50 pfd.                                                     488,000
 ....................................................................................................
                   2,203   ICG Holdings, Inc. 14.25% pfd. (Canada)                       1,993,715
 ....................................................................................................
                     791   Intermedia Communication Ser. B,
                           13.50% pfd. (PIK)                                               775,180
 ....................................................................................................
                     916   IXC Communications, Inc. 12.50% pfd. (PIK)                    1,007,600
 ....................................................................................................
                  40,000   Loewen Group, Inc. Ser. A, $2.36 pfd.                            30,000
 ....................................................................................................
                     623   NEXTEL Communications, Inc. Ser. D,
                           13.00% cum. pfd. (PIK)                                          663,495
 ....................................................................................................
                  18,489   Nextlink Communications, Inc. 144A
                           $7.00 cum. pfd. (PIK)                                         1,016,895
 ....................................................................................................
                     169   Paxson Communications Corp.
                           13.25% cum. pfd. (PIK)                                        1,728,025
 ....................................................................................................
                  19,997   Public Service Co. of New Hampshire
                           $2.651 1st mtge. pfd.                                           504,924
 ....................................................................................................
                     687   R&B Falcon Corp. 13.875% pfd.                                   724,785
 ....................................................................................................
                     715   WinStar Communications, Inc. 144A
                           14.25% cum. pfd. (PIK)                                          704,275
----------------------------------------------------------------------------------------------------
                           Total Preferred Stocks
                           (cost $18,829,581)                                          $17,634,924
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.8%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $1,925,000   BANAMEX Ser. 1999-A, Class A1,
                           7 1/2s, 2006                                                 $1,913,065
 ....................................................................................................
                 525,000   Contimortgage Home Equity Loan Trust
                           Ser. 97-1, Class M2, 7.67s, 2028                                262,500
 ....................................................................................................
               2,385,000   Green Tree Financial Corp. Ser. 98-2,
                           Class A5, 6.24s, 2016                                         2,341,772
 ....................................................................................................
                 416,294   Green Tree Recreational Equipment &
                           Cons. Ser. 97-B, Class A1, 6.55s, 2028                          412,668
----------------------------------------------------------------------------------------------------
                           Total Asset-Backed Securities
                           (cost $5,252,740)                                            $4,930,005
----------------------------------------------------------------------------------------------------
COMMON STOCKS (0.6%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                   4,545   Adelphia Business Solutions, Inc. (NON)                        $218,160
 ....................................................................................................
                     200   AmeriKing, Inc. (NON)                                             2,000
 ....................................................................................................
                   6,800   AMFM, Inc. (NON)                                                532,100
 ....................................................................................................
                  69,601   Celcaribe (NON)                                                  26,100
 ....................................................................................................
                 201,624   Celcaribe S.A. 144A (Colombia) (NON)                            302,436
 ....................................................................................................
                   9,224   Chesapeake Energy Corp.                                          21,907
 ....................................................................................................
                  30,000   Contour Energy Co. (NON)                                         15,600
 ....................................................................................................
                  20,830   Fitzgerald Gaming Corp. (NON)                                     5,208
 ....................................................................................................
                   1,752   Intermedia Communications, Inc. (NON)                            68,000
 ....................................................................................................
                   6,121   MGC Communications, Inc. (NON)                                  310,641
 ....................................................................................................
                     233   Mothers Work, Inc. (NON)                                          2,709
 ....................................................................................................
                   3,541   NEXTEL Communications, Inc. Class A (NON)                       365,166
 ....................................................................................................
                     215   Paging Do Brazil Holdings Co., LLC
                           144A Class B, (Brazil) (NON)                                          2
 ....................................................................................................
                      61   Premium Holdings (L.P.) 144A                                        611
 ....................................................................................................
                  52,810   PSF Holdings LLC Class A (NON)                                  528,100
 ....................................................................................................
                   8,850   Spanish Broadcasting System, Inc.
                           Class B (NON)                                                   265,500
 ....................................................................................................
                   5,939   Viatel, Inc. (NON)                                              318,479
 ....................................................................................................
                   9,200   WinStar Communications, Inc. (NON)                              692,300
 ....................................................................................................
                     990   World Access, Inc. (NON)                                         19,054
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $3,456,671)                                            $3,694,073
----------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.3%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $1,940,000   Cybernet Internet Service 144A cv.
                           sr. disc. notes stepped-coupon zero %
                           (13s, 8/15/04), 2009 (STP)                                   $1,067,000
 ....................................................................................................
                 145,000   GST Telecommunications, Inc. 144A cv.
                           sr. disc. notes stepped-coupon zero %
                           (13 7/8s, 12/15/00), 2005 (STP)                                 130,500
 ....................................................................................................
                 450,000   HEALTHSOUTH Corp. cv. sub. deb.
                           3 1/4s, 2003                                                    347,063
 ....................................................................................................
                 500,000   Integrated Device Technology, Inc.
                           cv. sub. notes 5 1/2s, 2002                                     548,750
----------------------------------------------------------------------------------------------------
                           Total Convertible Bonds and Notes
                           (cost $1,943,821)                                            $2,093,313
----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                   2,910   Chesapeake Energy Corp. $3.50 cum.
                           cv. pfd.                                                        $73,114
 ....................................................................................................
                  24,670   Global Telesystems, Inc. 144A
                           $3.625 cv. pfd.                                               1,400,057
 ....................................................................................................
                   4,200   LTV Corp. (The) 144A $4.13 cv. pfd.                             258,038
 ....................................................................................................
                      30   Paxson Communications Corp. 144A
                           9.75% cv. pfd. (PIK)                                            320,250
 ....................................................................................................
                     712   XCL Ltd 144A Ser. A, $9.50 cv. cum. pfd.                            711
----------------------------------------------------------------------------------------------------
                           Total Convertible Preferred Stocks
                           (cost $1,958,160)                                            $2,052,170
----------------------------------------------------------------------------------------------------
WARRANTS (0.2%) (a) (NON)
----------------------------------------------------------------------------------------------------
Number of Warrants                                                 Expiration Date           Value
 ....................................................................................................
                       6   Anker Coal Group, Inc. 144A                      9/9/99              $0
 ....................................................................................................
                     410   Bestel S.A. (Mexico)                            5/15/05          20,500
 ....................................................................................................
                     410   Birch Telecommunications,
                           Inc. 144A (PIK)                                 6/15/08          22,550
 ....................................................................................................
                   2,575   Cellnet Data Systems, Inc.                      10/1/07          24,463
 ....................................................................................................
                  36,500   CGA Group Ltd. 144A                             2/11/07             365
 ....................................................................................................
                     395   Club Regina, Inc. 144A                          12/1/04             395
 ....................................................................................................
                   1,100   Comunicacion Cellular
                           144A (Colombia)                                11/15/03          59,400
 ....................................................................................................
                   6,075   Consorcio Ecuatoriano
                           144A (Ecuador)                                  10/1/00             608
 ....................................................................................................
                     480   Cybernet Internet 144A                           7/1/09          38,400
 ....................................................................................................
                   1,240   Decrane Holdings                                9/30/08              12
 ....................................................................................................
                     515   Diva Systems Corp.                              5/15/06          95,275
 ....................................................................................................
                   4,608   Diva Systems Corp.                               3/1/08          36,864
 ....................................................................................................
                      10   E. Spire Communications, Inc.                   11/1/05             300
 ....................................................................................................
                     670   Epic Resorts                                    6/15/05               7
 ....................................................................................................
                     375   Esat Holdings, Inc. (Ireland)                    2/1/07          26,250
 ....................................................................................................
                   1,790   Firstworld Communication                        4/15/08         214,800
 ....................................................................................................
                     300   Globalstar Telecommunications                   2/15/04          18,000
 ....................................................................................................
                   5,181   ICG Communications                             10/15/05          91,963
 ....................................................................................................
                     650   Interact Systems, Inc.                           8/1/03               7
 ....................................................................................................
                     270   International Wireless
                           Communications Holdings 144A                    8/15/01               0
 ....................................................................................................
                     650   Iridium World Com 144A                          7/15/05               7
 ....................................................................................................
                   1,750   KMC Telecom Holdings, Inc.                      4/15/08           6,125
 ....................................................................................................
                   1,035   Knology Holdings                               10/22/07           2,329
 ....................................................................................................
                     150   Long Distance
                           International, Inc. 144A                        4/13/08             300
 ....................................................................................................
                   1,660   McCaw International Ltd.                        4/15/07           7,470
 ....................................................................................................
                     495   Mediq Inc. 144A                                  6/1/09               5
 ....................................................................................................
                     750   Network Plus Corp.                              2/19/09          15,750
 ....................................................................................................
                     235   Onepoint Communications, Inc.                    6/1/08           2,350
 ....................................................................................................
                     500   Orbital Imaging Corp. 144A                       3/1/05          10,000
 ....................................................................................................
                     585   Orion Network Systems                           1/15/07           6,435
 ....................................................................................................
                     460   Pagemart, Inc. 144A                            12/31/03           3,450
 ....................................................................................................
                     795   Pathnet, Inc. 144A                              4/15/08           7,950
 ....................................................................................................
                     960   Paxson Communications
                           Corp. 144A                                      6/30/03           2,880
 ....................................................................................................
                     640   R&B Falcon Corp. 144A                            5/1/09         160,000
 ....................................................................................................
                     950   Startec Global
                           Communications Corp.                            5/15/08          14,250
 ....................................................................................................
                     235   Sterling Chemicals Holdings                     8/15/08           3,760
 ....................................................................................................
                     360   Telehub Communications Corp.                    7/31/05             900
 ....................................................................................................
                   1,390   UIH Australia/Pacific, Inc. 144A                5/15/06          41,700
 ....................................................................................................
                     650   Versatel Telecom B.V.
                           144A (Netherlands)                              5/15/08         260,000
----------------------------------------------------------------------------------------------------
                           Total Warrants
                           (cost $862,645)                                              $1,195,820
----------------------------------------------------------------------------------------------------
UNITS (0.1%) (a)
----------------------------------------------------------------------------------------------------
Number of Units                                                                              Value
 ....................................................................................................
                     840   Australis Media, Ltd. units stepped-
                           coupon zero % (15 3/4s, 5/15/00), 2003
                           (In default) (Australia) (STP) (NON)                                $84
 ....................................................................................................
                     570   Equinix, Inc. 144A units 13s, 2007                              589,950
 ....................................................................................................
                     760   Pegasus Shipping 144A units company
                           guaranty stepped-coupon zero %
                           (14 1/2s. 6/20/03), 2008 (Bermuda) (STP)                         76,000
 ....................................................................................................
                     650   XCL Ltd. units sr. sec. notes
                           13 1/2s, 2004 (NON)                                              65,000
 ....................................................................................................
                   2,800   XCL Ltd. 144A units cum. pfd. zero % (PIK)                        2,800
----------------------------------------------------------------------------------------------------
                           Total Units
                           (cost $2,740,994)                                              $733,834
----------------------------------------------------------------------------------------------------
PURCHASED OPTIONS OUTSTANDING (--%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                   Expiration Date             Value
 ....................................................................................................
                $205,000   90 Day Euro Bond                             Jan. 2000/
                           Future Contracts (Call)                          94 USD          $4,100
 ....................................................................................................
                  77,500   90 Day Euro Bond                             Feb. 2000/
                           Future Contracts (Call)                          94 USD             775
 ....................................................................................................
               3,300,000   US Government Treasury                       Feb. 2000/
                           Bond Future Contracts (Call)                     96 USD             516
----------------------------------------------------------------------------------------------------
                           Total Purchased Options Outstanding
                           (cost $21,629)                                                   $5,391
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.9%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $7,000,000   Federal Home Loan Mortgage Corporation
                           with an effective yield of 5.73%,
                           January 31, 2000                                             $6,967,916
 ....................................................................................................
              11,522,000   Interest in $578,946,000 joint repurchase
                           agreement dated December 31, 1999
                           with J.P. Morgan, NY due January 3, 2000
                           with respect to various U.S. Treasury
                           obligations -- maturity value of
                           $11,524,400 for an effective
                           yield of 2.50%                                               11,522,000
----------------------------------------------------------------------------------------------------
                           Total Short-Term Investments
                           (cost $18,489,917)                                          $18,489,916
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $676,528,089) (b)                                    $637,745,307
----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at December 31, 1999
(aggregate face value $79,670,081)
----------------------------------------------------------------------------------------------------
                                                                                    Unrealized
                              Market           Aggregate           Delivery       Appreciation/
                               Value          Face Value               Date      (Depreciation)
 ....................................................................................................
Australian Dollars        $7,678,306          $7,558,444             2/3/00           $119,862
 ....................................................................................................
Danish Krone               1,489,503           1,581,381             2/3/00            (91,878)
 ....................................................................................................
Euro                      25,176,793          26,623,626             2/3/00         (1,446,833)
 ....................................................................................................
Japanese Yen              45,965,974          43,906,630             2/3/00          2,059,344
----------------------------------------------------------------------------------------------------
                                                                                      $640,495
----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at December 31, 1999
(aggregate face value $85,488,634)
----------------------------------------------------------------------------------------------------
                                                                                    Unrealized
                              Market           Aggregate           Delivery       Appreciation/
                               Value          Face Value               Date      (Depreciation)
 ....................................................................................................
Australian Dollars        $4,022,594          $3,977,824             2/3/00           $(44,770)
 ....................................................................................................
British Pounds            22,825,975          22,936,134             2/3/00            110,159
 ....................................................................................................
Canadian Dollar            2,139,676           2,078,173             2/3/00            (61,503)
 ....................................................................................................
Euro                       8,304,150           8,769,837             2/3/00            465,687
 ....................................................................................................
Japanese Yen              46,082,733          43,967,381             2/3/00         (2,115,352)
 ....................................................................................................
Swedish Krona              3,658,831           3,759,285             2/3/00            100,454
----------------------------------------------------------------------------------------------------
                                                                                   $(1,545,325)
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                               Aggregate         Expiration         Unrealized
                     Total Value              Face Value               Date       Depreciation
 ....................................................................................................
U.S. Treasury
Bond (Long)           $4,365,000              $4,499,134             Mar-00          $(134,134)
----------------------------------------------------------------------------------------------------
Diversification by Country
----------------------------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 1999: (as percentage of Market Value)
----------------------------------------------------------------------------------------------------
Argentina                                                                                       1.2%
 ....................................................................................................
Australia                                                                                       2.0
 ....................................................................................................
Brazil                                                                                          2.8
 ....................................................................................................
Bulgaria                                                                                        1.0
 ....................................................................................................
Canada                                                                                          3.2
 ....................................................................................................
Germany                                                                                         2.4
 ....................................................................................................
Mexico                                                                                          3.2
 ....................................................................................................
Netherlands                                                                                     1.0
 ....................................................................................................
Sweden                                                                                          2.5
 ....................................................................................................
United Kingdom                                                                                  2.9
 ....................................................................................................
United States                                                                                  73.4
 ....................................................................................................
Venezuela                                                                                       1.0
 ....................................................................................................
Other                                                                                           3.4
----------------------------------------------------------------------------------------------------
Total                                                                                         100.0%
----------------------------------------------------------------------------------------------------

See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS




Putnam VT The George Putnam Fund of Boston

The fund's portfolio
December 31, 1999
COMMON STOCKS (61.9%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Aerospace and Defense (0.9%)
 ....................................................................................................
                  44,200   Boeing Co.                                                   $1,837,063
 ....................................................................................................
                  40,900   Raytheon Co. Class B                                          1,086,406
----------------------------------------------------------------------------------------------------
                                                                                         2,923,469
----------------------------------------------------------------------------------------------------
Automotive (1.3%)
 ....................................................................................................
                  39,100   Ford Motor Co.                                                2,089,406
 ....................................................................................................
                  16,300   General Motors Corp.                                          1,184,806
 ....................................................................................................
                  22,600   Lear Corp. (NON)                                                723,200
----------------------------------------------------------------------------------------------------
                                                                                         3,997,412
----------------------------------------------------------------------------------------------------
Basic Industrial Products (1.8%)
 ....................................................................................................
                  34,000   Dover Corp.                                                   1,542,750
 ....................................................................................................
                  20,400   Minnesota Mining & Manufacturing Co.                          1,996,650
 ....................................................................................................
                  53,600   Owens-Illinois, Inc. (NON)                                    1,343,350
 ....................................................................................................
                  17,500   W W Grainger                                                    836,719
----------------------------------------------------------------------------------------------------
                                                                                         5,719,469
----------------------------------------------------------------------------------------------------
Banks (3.1%)
 ....................................................................................................
                  63,305   Bank of America Corp.                                         3,177,120
 ....................................................................................................
                  30,700   Bank One Corp.                                                  984,319
 ....................................................................................................
                  38,100   Comerica, Inc.                                                1,778,794
 ....................................................................................................
                  45,208   FleetBoston Financial Corp.                                   1,573,804
 ....................................................................................................
                  47,000   U.S. Bancorp                                                  1,119,188
 ....................................................................................................
                  25,400   Wells Fargo Co.                                               1,027,113
----------------------------------------------------------------------------------------------------
                                                                                         9,660,338
----------------------------------------------------------------------------------------------------
Business Equipment and Services (1.4%)
 ....................................................................................................
                  32,000   Hewlett-Packard Co.                                           3,646,000
 ....................................................................................................
                  33,900   Xerox Corp.                                                     769,106
----------------------------------------------------------------------------------------------------
                                                                                         4,415,106
----------------------------------------------------------------------------------------------------
Chemicals (2.5%)
 ....................................................................................................
                  13,200   Air Products & Chemicals, Inc.                                  443,025
 ....................................................................................................
                  15,200   Dow Chemical Co.                                              2,031,100
 ....................................................................................................
                  17,030   du Pont (E.I.) de Nemours & Co., Ltd.                         1,121,851
 ....................................................................................................
                  15,000   Eastman Chemical Co.                                            715,313
 ....................................................................................................
                  49,500   Engelhard Corp.                                                 934,313
 ....................................................................................................
                  25,800   PPG Industries, Inc.                                          1,614,113
 ....................................................................................................
                   6,000   Praxair, Inc.                                                   301,875
 ....................................................................................................
                  18,800   Rohm & Haas Co.                                                 764,925
----------------------------------------------------------------------------------------------------
                                                                                         7,926,515
----------------------------------------------------------------------------------------------------
Computer Equipment (0.4%)
 ....................................................................................................
                  23,700   Compaq Computer Corp.                                           641,381
 ....................................................................................................
                   6,500   Lexmark International Group, Inc.
                           Class A (NON)                                                   588,250
----------------------------------------------------------------------------------------------------
                                                                                         1,229,631
----------------------------------------------------------------------------------------------------
Computer Services and Software (2.0%)
 ....................................................................................................
                  26,700   Computer Associates International, Inc.                       1,867,331
 ....................................................................................................
                  21,400   Electronic Data Systems Corp.                                 1,432,463
 ....................................................................................................
                  28,200   IBM Corp.                                                     3,045,600
----------------------------------------------------------------------------------------------------
                                                                                         6,345,394
----------------------------------------------------------------------------------------------------
Conglomerates (0.7%)
 ....................................................................................................
                   8,700   Temple Inland, Inc.                                             573,656
 ....................................................................................................
                  23,700   United Technologies Corp.                                     1,540,500
----------------------------------------------------------------------------------------------------
                                                                                         2,114,156
----------------------------------------------------------------------------------------------------
Consumer Durable Goods (0.8%)
 ....................................................................................................
                  68,200   Hasbro, Inc.                                                  1,300,063
 ....................................................................................................
                  17,500   Whirlpool Corp.                                               1,138,594
----------------------------------------------------------------------------------------------------
                                                                                         2,438,657
----------------------------------------------------------------------------------------------------
Consumer Non Durables (1.0%)
 ....................................................................................................
                  32,700   Kimberly-Clark Corp.                                          2,133,675
 ....................................................................................................
                  42,900   Philip Morris Cos., Inc.                                        994,744
----------------------------------------------------------------------------------------------------
                                                                                         3,128,419
----------------------------------------------------------------------------------------------------
Consumer Products (0.4%)
 ....................................................................................................
                  41,000   Fortune Brands, Inc.                                          1,355,563
----------------------------------------------------------------------------------------------------
Consumer Services (0.4%)
 ....................................................................................................
                  25,300   Marriott International, Inc. Class A                            798,531
 ....................................................................................................
                  76,200   Service Corp. Intl.                                             528,638
----------------------------------------------------------------------------------------------------
                                                                                         1,327,169
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (2.3%)
 ....................................................................................................
                  15,200   Eaton Corp.                                                   1,103,900
 ....................................................................................................
                  35,250   Emerson Electric Co.                                          2,022,469
 ....................................................................................................
                  20,500   Illinois Tool Works, Inc.                                     1,385,031
 ....................................................................................................
                  18,900   Motorola, Inc.                                                2,783,025
----------------------------------------------------------------------------------------------------
                                                                                         7,294,425
----------------------------------------------------------------------------------------------------
Energy-Related (0.3%)
 ....................................................................................................
                  50,100   Baker Hughes, Inc.                                            1,055,231
----------------------------------------------------------------------------------------------------
Entertainment (0.4%)
 ....................................................................................................
                  47,500   Disney (Walt) Productions, Inc.                               1,389,375
----------------------------------------------------------------------------------------------------
Environmental Control (0.4%)
 ....................................................................................................
                  72,600   Waste Management, Inc.                                        1,247,813
----------------------------------------------------------------------------------------------------
Food and Beverages (3.5%)
 ....................................................................................................
                   7,000   Anheuser-Busch Cos., Inc.                                       496,125
 ....................................................................................................
                  17,800   General Mills, Inc.                                             636,350
 ....................................................................................................
                  37,500   Heinz (H.J.) Co.                                              1,492,969
 ....................................................................................................
                  66,500   Nabisco Group Holdings Corp.                                    706,563
 ....................................................................................................
                   5,700   Nabisco Holdings Corp. Class A                                  180,263
 ....................................................................................................
                  78,000   Pepsi Bottling Group, Inc. (The)                              1,291,875
 ....................................................................................................
                  48,000   PepsiCo, Inc.                                                 1,692,000
 ....................................................................................................
                  61,700   Sara Lee Corp.                                                1,361,256
 ....................................................................................................
                  35,200   Seagram Co., Ltd.                                             1,581,800
 ....................................................................................................
                  39,700   SYSCO Corp.                                                   1,570,631
----------------------------------------------------------------------------------------------------
                                                                                        11,009,832
----------------------------------------------------------------------------------------------------
Health Care (1.0%)
 ....................................................................................................
                  72,100   Abbott Laboratories                                           2,618,131
 ....................................................................................................
                  77,600   HEALTHSOUTH Corp. (NON)                                         417,100
----------------------------------------------------------------------------------------------------
                                                                                         3,035,231
----------------------------------------------------------------------------------------------------
Insurance and Finance (9.1%)
 ....................................................................................................
                  42,200   Allstate Corp.                                                1,012,800
 ....................................................................................................
                  20,000   American General Corp.                                        1,517,500
 ....................................................................................................
                  29,600   AON Corp.                                                     1,184,000
 ....................................................................................................
                  21,700   Associates First Capital Corp.                                  595,394
 ....................................................................................................
                  49,600   BB&T Corp.                                                    1,357,800
 ....................................................................................................
                  31,140   Bear Stearns Companies, Inc. (The)                            1,331,235
 ....................................................................................................
                  57,900   Charter One Financial, Inc.                                   1,107,338
 ....................................................................................................
                  13,100   Chase Manhattan Corp. (CUS)                                   1,017,706
 ....................................................................................................
                  14,900   CIGNA Corp.                                                   1,200,381
 ....................................................................................................
                  68,800   Citigroup, Inc.                                               3,822,700
 ....................................................................................................
                  43,300   Fannie Mae                                                    2,703,544
 ....................................................................................................
                   2,700   Franklin Resources, Inc.                                         86,569
 ....................................................................................................
                  43,100   Hartford Financial Services Group                             2,041,863
 ....................................................................................................
                  31,400   Household International, Inc.                                 1,169,650
 ....................................................................................................
                   4,600   Jefferson-Pilot Corp.                                           313,950
 ....................................................................................................
                  23,900   MBNA Corp.                                                      651,275
 ....................................................................................................
                   9,900   Merrill Lynch & Co., Inc.                                       826,650
 ....................................................................................................
                   6,300   Morgan (J.P.) & Co., Inc.                                       797,738
 ....................................................................................................
                  30,000   National City Corp.                                             710,625
 ....................................................................................................
                  33,900   PNC Bank Corp.                                                1,508,550
 ....................................................................................................
                  48,850   Synovus Financial Corp.                                         970,894
 ....................................................................................................
                  37,900   Torchmark Corp.                                               1,101,469
 ....................................................................................................
                  25,200   UnumProvident Corp.                                             807,975
 ....................................................................................................
                  36,900   Washington Mutual, Inc.                                         959,400
----------------------------------------------------------------------------------------------------
                                                                                        28,797,006
----------------------------------------------------------------------------------------------------
Lodging (0.4%)
 ....................................................................................................
                  49,900   Starwood Hotels & Resorts
                           Worldwide, Inc.                                               1,172,650
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (0.6%)
 ....................................................................................................
                  22,900   Baxter International, Inc.                                    1,438,406
 ....................................................................................................
                  16,500   Mallinckrodt Inc.                                               524,906
----------------------------------------------------------------------------------------------------
                                                                                         1,963,312
----------------------------------------------------------------------------------------------------
Metals and Mining (0.4%)
 ....................................................................................................
                  13,700   Alcoa Inc.                                                    1,137,100
----------------------------------------------------------------------------------------------------
Oil and Gas (6.7%)
 ....................................................................................................
                  24,800   Chevron, Inc.                                                 2,148,300
 ....................................................................................................
                  52,500   Conoco, Inc.                                                  1,299,375
 ....................................................................................................
                  28,941   Conoco, Inc. Class B                                            719,907
 ....................................................................................................
                  13,700   El Paso Energy Corp.                                            531,731
 ....................................................................................................
                  99,396   Exxon Mobil Corp.                                             8,007,590
 ....................................................................................................
                  25,600   Halliburton Co.                                               1,030,400
 ....................................................................................................
                  39,200   Royal Dutch Petroleum Co. PLC ADR
                           (Netherlands)                                                 2,369,150
 ....................................................................................................
                  48,400   Tosco Corp.                                                   1,315,875
 ....................................................................................................
                  23,159   Total S.A. ADR (France)                                       1,603,761
 ....................................................................................................
                  71,800   Union Pacific Resources Group Inc.                              915,450
 ....................................................................................................
                  37,000   Williams Cos., Inc.                                           1,130,813
----------------------------------------------------------------------------------------------------
                                                                                        21,072,352
----------------------------------------------------------------------------------------------------
Paper and Forest Products (1.6%)
 ....................................................................................................
                  45,200   Mead Corp.                                                    1,963,375
 ....................................................................................................
                  43,600   Weyerhaeuser Co.                                              3,131,025
----------------------------------------------------------------------------------------------------
                                                                                         5,094,400
----------------------------------------------------------------------------------------------------
Pharmaceuticals (3.0%)
 ....................................................................................................
                  52,400   American Home Products Corp.                                  2,066,525
 ....................................................................................................
                  33,900   Bristol-Myers Squibb Co.                                      2,175,956
 ....................................................................................................
                  28,600   Merck & Co., Inc.                                             1,917,988
 ....................................................................................................
                  26,200   Monsanto Co.                                                    933,375
 ....................................................................................................
                  52,200   Pharmacia & Upjohn, Inc.                                      2,349,000
----------------------------------------------------------------------------------------------------
                                                                                         9,442,844
----------------------------------------------------------------------------------------------------
Photography (0.4%)
 ....................................................................................................
                  16,800   Eastman Kodak Co.                                             1,113,000
----------------------------------------------------------------------------------------------------
Publishing (0.6%)
 ....................................................................................................
                  28,900   McGraw-Hill, Inc.                                             1,780,963
----------------------------------------------------------------------------------------------------
REITs (Real Estate Investment Trusts) (0.8%)
 ....................................................................................................
                  38,200   Equity Office Properties Trust                                  940,675
 ....................................................................................................
                  36,900   Equity Residential Properties Trust                           1,575,169
----------------------------------------------------------------------------------------------------
                                                                                         2,515,844
----------------------------------------------------------------------------------------------------
Retail (1.3%)
 ....................................................................................................
                  19,500   Albertsons, Inc.                                                628,875
 ....................................................................................................
                  11,200   CVS Corp.                                                       447,300
 ....................................................................................................
                  43,300   Federated Department Stores, Inc. (NON)                       2,189,356
 ....................................................................................................
                  37,700   Rite Aid Corp.                                                  421,769
 ....................................................................................................
                  23,500   Staples, Inc. (NON)                                             487,625
----------------------------------------------------------------------------------------------------
                                                                                         4,174,925
----------------------------------------------------------------------------------------------------
Telecommunications (0.7%)
 ....................................................................................................
                  25,850   ALLTEL Corp.                                                  2,137,472
----------------------------------------------------------------------------------------------------
Telephone Services (1.8%)
 ....................................................................................................
                 118,980   SBC Communications, Inc.                                      5,800,275
----------------------------------------------------------------------------------------------------
Textiles (0.3%)
 ....................................................................................................
                  68,735   Shaw Industries, Inc.                                         1,061,097
----------------------------------------------------------------------------------------------------
Transportation (1.8%)
 ....................................................................................................
                  66,762   Burlington Northern Santa Fe Corp.                            1,618,979
 ....................................................................................................
                  13,200   CSX Corp.                                                       414,150
 ....................................................................................................
                  20,900   Delta Air Lines, Inc.                                         1,041,081
 ....................................................................................................
                  34,000   FDX Corp. (NON)                                               1,391,875
 ....................................................................................................
                  14,000   UAL Corp. (NON)                                               1,085,875
----------------------------------------------------------------------------------------------------
                                                                                         5,551,960
----------------------------------------------------------------------------------------------------
Utilities (7.8%)
 ....................................................................................................
                  75,050   American Telephone & Telegraph Co.                            3,808,788
 ....................................................................................................
                  48,700   Bell Atlantic Corp.                                           2,998,094
 ....................................................................................................
                  57,300   BellSouth Corp.                                               2,682,356
 ....................................................................................................
                  35,500   Carolina Power & Light Co.                                    1,080,531
 ....................................................................................................
                  32,700   CiNergy Corp.                                                   788,888
 ....................................................................................................
                  15,350   Consolidated Natural Gas Co.                                    996,791
 ....................................................................................................
                  67,000   DPL, Inc.                                                     1,159,938
 ....................................................................................................
                  43,900   Duke Energy Corp.                                             2,200,488
 ....................................................................................................
                  58,500   Entergy Corp.                                                 1,506,375
 ....................................................................................................
                  42,100   GTE Corp.                                                     2,970,681
 ....................................................................................................
                  69,000   OGE Energy Corp.                                              1,311,000
 ....................................................................................................
                  27,700   Pacific Gas & Electric Co.                                      567,850
 ....................................................................................................
                  55,700   Sempra Energy                                                   967,777
 ....................................................................................................
                  43,200   Texas Utilities Co.                                           1,536,300
----------------------------------------------------------------------------------------------------
                                                                                        24,575,857
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $194,690,012)                                        $195,004,262
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (20.6%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
Aerospace and Defense (0.7%)
 ....................................................................................................
                $560,000   Boeing Co. deb. 6 5/8s, 2038                                   $474,516
 ....................................................................................................
                 410,000   Litton Industries Inc. 144A notes 8s, 2009                      401,415
 ....................................................................................................
                 720,000   Lockheed Martin Corp. bonds
                           8 1/2s, 2029                                                    720,648
 ....................................................................................................
                 600,000   Raytheon Co. deb. 6.4s, 2018                                    499,794
----------------------------------------------------------------------------------------------------
                                                                                         2,096,373
----------------------------------------------------------------------------------------------------
Agriculture (0.1%)
 ....................................................................................................
                 195,000   IMC Global, Inc. notes 7.4s, 2002                               192,752
----------------------------------------------------------------------------------------------------
Airlines (--%)
 ....................................................................................................
                 119,899   Northwest Airlines Corp. pass-thru
                           certificate Ser. 1999-1A, 6.81s, 2020                           108,073
----------------------------------------------------------------------------------------------------
Automotive (0.7%)
 ....................................................................................................
                 800,000   Chrysler Corp. deb. Ser. B, 7.45s, 2097                         740,880
 ....................................................................................................
                 320,000   Delphi Automotive Systems Corp.
                           deb. 7 1/8s, 2029                                               281,210
 ....................................................................................................
                 895,000   Ford Motor Co. deb. 7.4s, 2046                                  840,137
 ....................................................................................................
                 385,000   Ford Motor Co. bonds 6 5/8s, 2028                               333,995
 ....................................................................................................
                  10,000   Ford Motor Credit Corp. notes
                           6.55s, 2002                                                       9,871
----------------------------------------------------------------------------------------------------
                                                                                         2,206,093
----------------------------------------------------------------------------------------------------
Banks (1.9%)
 ....................................................................................................
                 265,000   BankAmerica Corp. sr. notes 5 7/8s, 2009                        235,967
 ....................................................................................................
                 300,000   Bank United Ser. A, 8s, 2009                                    275,493
 ....................................................................................................
                 815,000   Bayer Hypo-Vereinsbank 8.741s, 2031                             802,066
 ....................................................................................................
                 425,000   Colonial Bank sub. notes 8s, 2009                               387,847
 ....................................................................................................
                 250,000   Dime Capital Trust I bank guaranty
                           Ser. A, 9.33s, 2027                                             238,985
 ....................................................................................................
                 225,000   Dresdner Funding Trust I 144A notes
                           8.151s, 2031                                                    210,789
 ....................................................................................................
                 380,000   First Citizens Bank Capital Trust I
                           company guaranty 8.05s, 2028                                    324,900
 ....................................................................................................
                 530,000   First Union Capital II company
                           guaranty Ser. A, 7.95s, 2029                                    505,525
 ....................................................................................................
                 450,000   Firstar Capital Trust I company
                           guaranty Ser. B, 8.32s, 2026                                    430,313
 ....................................................................................................
                 665,000   Imperial Bank sub. notes 8 1/2s, 2009                           615,125
 ....................................................................................................
                 660,000   Provident Companies, Inc. bonds
                           7.405s, 2038                                                    556,426
 ....................................................................................................
                 450,000   Providian National Bank sr. notes
                           6 3/4s, 2002                                                    438,057
 ....................................................................................................
                 385,000   St. Paul Bancorp sr. notes 7 1/8s, 2004                         372,896
 ....................................................................................................
                 310,000   Sovereign Bancorp Inc. sr. notes
                           10 1/2s, 2006                                                   316,200
 ....................................................................................................
                 200,000   Sovereign Bancorp, Inc. sr. notes
                           6 5/8s, 2001                                                    192,982
----------------------------------------------------------------------------------------------------
                                                                                         5,903,571
----------------------------------------------------------------------------------------------------
Basic Industrial Products (0.2%)
 ....................................................................................................
                 450,000   American Standard Companies, Inc.
                           sr. notes 7 3/8s, 2008                                          417,375
 ....................................................................................................
                 295,000   Ball Corp. company guaranty
                           7 3/4s, 2006                                                    287,625
----------------------------------------------------------------------------------------------------
                                                                                           705,000
----------------------------------------------------------------------------------------------------
Broadcasting (0.2%)
 ....................................................................................................
                 160,000   Chancellor Media Corp. company
                           guaranty 8s, 2008                                               160,000
 ....................................................................................................
                 450,000   Lenfest Communications, Inc. sr. notes
                           8 3/8s, 2005                                                    458,069
----------------------------------------------------------------------------------------------------
                                                                                           618,069
----------------------------------------------------------------------------------------------------
Business Equipment and Services (0.2%)
 ....................................................................................................
                 528,676   Federal Express Corp. pass-through
                           certificates Ser. 1998-1A, 6.72s, 2022                          477,754
 ....................................................................................................
                 285,000   Xerox Corp. notes 5 1/2s, 2003                                  266,800
----------------------------------------------------------------------------------------------------
                                                                                           744,554
----------------------------------------------------------------------------------------------------
Cable Television (0.1%)
 ....................................................................................................
                 362,000   CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                   381,910
----------------------------------------------------------------------------------------------------
Chemicals (0.7%)
 ....................................................................................................
                 340,000   Lyondell Petrochemical Co. sec. notes
                           Ser. B, 9 7/8s, 2007                                            348,500
 ....................................................................................................
                 300,000   Lyondell Petrochemical Co. notes
                           Ser. A, 9 5/8s, 2007                                            306,750
 ....................................................................................................
                 410,000   Nova Chemicals Corp. deb. 7s, 2026
                           (Canada)                                                        396,454
 ....................................................................................................
                 615,000   Rohm & Haas Co. deb. 7.85s, 2029                                616,802
 ....................................................................................................
                 500,000   Union Carbide Corp. notes 6 1/4s, 2003                          483,955
----------------------------------------------------------------------------------------------------
                                                                                         2,152,461
----------------------------------------------------------------------------------------------------
Computer Services and Software (0.2%)
 ....................................................................................................
                 630,000   IBM Corp. deb. 7 1/8s, 2096                                     575,751
----------------------------------------------------------------------------------------------------
Conglomerates (0.5%)
 ....................................................................................................
                 320,000   Canadian Pacific Ltd. deb. 9.45s,
                           2021 (Canada)                                                   358,579
 ....................................................................................................
                 720,000   TRW, Inc. deb. 7 3/4s, 2029                                     686,110
 ....................................................................................................
                 545,000   Tyco International Ltd. company
                           guaranty 6 3/8s, 2005                                           510,545
 ....................................................................................................
                 210,000   Tyco International Ltd. company
                           guaranty 6 1/4s, 2003                                           201,623
----------------------------------------------------------------------------------------------------
                                                                                         1,756,857
----------------------------------------------------------------------------------------------------
Consumer Non Durables (0.3%)
 ....................................................................................................
                 590,000   Imperial Tobacco Global company
                           guaranty 7 1/8s, 2009                                           530,363
 ....................................................................................................
                 175,000   Philip Morris Companies., Inc. notes
                           7 1/2s, 2004                                                    171,357
 ....................................................................................................
                 345,000   Philip Morris Cos., Inc. notes 7 1/4s, 2003                     338,331
----------------------------------------------------------------------------------------------------
                                                                                         1,040,051
----------------------------------------------------------------------------------------------------
Consumer Services (0.2%)
 ....................................................................................................
                  25,000   Hertz Corp. sr. notes 7s, 2028                                   22,150
 ....................................................................................................
                 265,000   Hertz Corp. sr. notes 6 1/2s, 2006                              250,833
 ....................................................................................................
                 400,000   Hertz Corp. notes 6 1/4s, 2009                                  362,492
----------------------------------------------------------------------------------------------------
                                                                                           635,475
----------------------------------------------------------------------------------------------------
Energy-Related (0.4%)
 ....................................................................................................
                 535,000   Amerada Hess Corp. bonds 7 7/8s, 2029                           521,786
 ....................................................................................................
                 440,000   KN Capital Trust III company guaranty
                           7.63s, 2028                                                     372,328
 ....................................................................................................
                 240,000   Osprey Trust 144A sec. notes 8.31s, 2003                        238,303
----------------------------------------------------------------------------------------------------
                                                                                         1,132,417
----------------------------------------------------------------------------------------------------
Entertainment (0.4%)
 ....................................................................................................
                 560,000   News America Holdings, Inc. deb.
                           7 3/4s, 2045                                                    509,006
 ....................................................................................................
                 410,000   Time Warner Entertainment Inc. notes
                           8 7/8s, 2012                                                    442,033
 ....................................................................................................
                 140,000   Time Warner Entertainment sr. notes
                           8 3/8s, 2033                                                    145,179
 ....................................................................................................
                  45,000   Walt Disney Co. med. term notes
                           5.62s, 2008                                                      39,771
----------------------------------------------------------------------------------------------------
                                                                                         1,135,989
----------------------------------------------------------------------------------------------------
Environmental Control (0.1%)
 ....................................................................................................
                 140,000   Allied Waste Industries, Inc. company
                           guaranty Ser. B, 7 7/8s, 2009                                   123,200
 ....................................................................................................
                 340,000   Browning-Ferris Industries, Inc.
                           deb. 7.4s, 2035                                                 248,200
----------------------------------------------------------------------------------------------------
                                                                                           371,400
----------------------------------------------------------------------------------------------------
Food and Beverages (0.2%)
 ....................................................................................................
                 620,000   Pepsi Bottling Group Inc. sr. notes
                           Ser. B, 7s, 2029                                                560,926
----------------------------------------------------------------------------------------------------
Gaming (0.2%)
 ....................................................................................................
                 245,000   International Game Technology 144A
                           sr. notes 8 3/8s, 2009                                          237,038
 ....................................................................................................
                 300,000   Mohegan Tribal Gaming, Auth. sr. sub.
                           notes 8 3/4s, 2009                                              296,250
 ....................................................................................................
                  90,000   Park Place Entertainment sr. notes
                           8 1/2s, 2006                                                     89,057
----------------------------------------------------------------------------------------------------
                                                                                           622,345
----------------------------------------------------------------------------------------------------
Health Care (0.3%)
 ....................................................................................................
                 450,000   Columbia/HCA Healthcare Corp.
                           med term notes 6.63s, 2045                                      425,372
 ....................................................................................................
                 450,000   Tenet Healthcare Corp. sr. sub. notes
                           8 5/8s, 2007                                                    435,375
----------------------------------------------------------------------------------------------------
                                                                                           860,747
----------------------------------------------------------------------------------------------------
Insurance and Finance (6.4%)
 ....................................................................................................
                 650,000   AFC Capital Trust company guaranty
                           Ser. B, 8.207s, 2027                                            633,607
 ....................................................................................................
                 715,000   AFLAC Inc. sr. notes 6 1/2s, 2009                               656,127
 ....................................................................................................
                 595,000   American General Institute 144A
                           company guaranty 8 1/8s, 2046                                   593,602
 ....................................................................................................
                  75,000   Associates Corp. deb. 6.95s, 2018                                69,235
 ....................................................................................................
                 350,000   Associates First Capital Corp. sub. deb.
                           8.15s, 2009                                                     363,381
 ....................................................................................................
                 445,000   Bear Stearns & Co., Inc. sr. unsecd. notes
                           7 5/8s, 2009                                                    436,290
 ....................................................................................................
                 395,000   Bombardier Capital, Inc. 144A notes
                           7.3s, 2002                                                      393,420
 ....................................................................................................
                 655,000   Capital One Financial Corp. notes
                           7 1/4s, 2006                                                    617,079
 ....................................................................................................
                 420,000   Capital One Financial Corp. notes
                           7 1/4s, 2003                                                    404,741
 ....................................................................................................
                 580,000   Citicorp sub. notes 6 3/8s, 2008                                536,158
 ....................................................................................................
                 305,000   Conseco Financing Trust II company
                           guaranty 8.7s, 2026                                             272,237
 ....................................................................................................
                 770,000   Conseco Inc. notes 8 1/2s, 2002                                 780,541
 ....................................................................................................
                 110,000   Conseco Inc. med-term notes
                           6 1/2s, 2002                                                    104,044
 ....................................................................................................
                 115,000   Countrywide Home Loan Corp. company
                           guaranty 6.935s, 2007                                           110,162
 ....................................................................................................
                 800,000   Countrywide Home Loan Corp. company
                           guaranty med term notes 6 1/4s, 2009                            722,056
 ....................................................................................................
                 455,000   Dime Bancorp, Inc. sr. notes 6 3/8s, 2001                       453,640
 ....................................................................................................
                  25,000   Executive Risk Capital Trust company
                           guaranty Ser. B, 8.675s, 2027                                    23,993
 ....................................................................................................
                  90,000   Finova Capital Corp. notes 7.4s, 2007                            88,048
 ....................................................................................................
                 910,000   Finova Capital Corp. notes 6 1/4s, 2002                         882,764
 ....................................................................................................
                 185,000   Finova Capital Corp. med-term notes
                           6.11s, 2003                                                     177,987
 ....................................................................................................
                 540,000   Ford Motor Credit Corp. notes
                           7 3/8s, 2009                                                    533,115
 ....................................................................................................
                 105,000   Ford Motor Credit Corp. sr. notes
                           5.8s, 2009                                                       93,057
 ....................................................................................................
                  40,000   Fremont General Corp. sr. notes Ser. B,
                           7.7s, 2004                                                       34,625
 ....................................................................................................
                 395,000   GATX Capital Corp. notes 7 3/4s, 2006                           390,039
 ....................................................................................................
                  40,000   General Motors Acceptance Corp.
                           notes 5 3/4s, 2003                                               38,086
 ....................................................................................................
                 410,000   Goldman Sachs Group, Inc. (The)
                           notes Ser. B, 7.35s, 2009                                       400,246
 ....................................................................................................
                 540,000   Heller Financial Inc. 144A notes
                           7 3/8s, 2009                                                    524,594
 ....................................................................................................
                 220,000   Household Finance Corp. notes
                           6 1/2s, 2008                                                    203,744
 ....................................................................................................
                 335,000   Household Finance Corp. sr. unsub.
                           5 7/8s, 2009                                                    296,344
 ....................................................................................................
                 770,000   Lehman Brothers Holdings, Inc. notes
                           6 5/8s, 2004                                                    745,391
 ....................................................................................................
                 235,000   Lehman Brothers Holdings, Inc. notes
                           6 1/4s, 2003                                                    227,203
 ....................................................................................................
                 260,000   Liberty Mutual Insurance 144A notes
                           7.697s, 2097                                                    217,539
 ....................................................................................................
                 475,000   Markel Capital Trust I company
                           guaranty Ser. B, 8.71s, 2046                                    401,071
 ....................................................................................................
                 510,000   Merey Sweeney L.P. 144A sr. notes
                           8.85s, 2019                                                     501,330
 ....................................................................................................
                  95,000   Newcourt Credit Group Inc. company
                           guaranty Ser. A, 7 1/8s, 2003                                    94,718
 ....................................................................................................
                 695,000   Newcourt Credit Group Inc.
                           6 7/8s, 2005                                                    678,202
 ....................................................................................................
                 570,000   Paine Webber Group, Inc. sr. med. term
                           notes 6.52s, 2005                                               535,800
 ....................................................................................................
                  25,000   Peoples Bank-Bridgeport sub. notes
                           7.2s, 2006                                                       22,730
 ....................................................................................................
                 110,000   Presidential Life Corp. sr. notes
                           7 7/8s, 2009                                                    101,750
 ....................................................................................................
                 360,000   Principal Financial Group 7.95s, 2004                           362,160
 ....................................................................................................
                 165,000   Prudential Insurance Co. 144A
                           6 7/8s, 2003                                                    162,654
 ....................................................................................................
                 740,000   RBF Finance Co. company guaranty
                           11 3/8s, 2009                                                   795,500
 ....................................................................................................
                 240,000   Safeco Capital Trust I company
                           guaranty 8.072s, 2037                                           212,834
 ....................................................................................................
                 450,000   Salomon, Inc. sr. notes 6 3/4s, 2003                            444,290
 ....................................................................................................
                 366,383   Salton Sea Funding Corp. company
                           guaranty Ser. E, 8.3s, 2011                                     356,073
 ....................................................................................................
                 600,000   Sears Roebuck Acceptance Corp.
                           notes 6 1/2s, 2028                                              474,354
 ....................................................................................................
                 100,000   Sprint Capital Corp. company guaranty
                           6.9s, 2019                                                       90,948
 ....................................................................................................
                 160,000   Sprint Capital Corp. company guaranty
                           6 1/8s, 2008                                                    145,069
 ....................................................................................................
                 545,000   Sprint Capital Corp. company guaranty
                           5.7s, 2003                                                      517,123
 ....................................................................................................
                 615,000   Sun Life Canada Capital Trust 144A
                           8.526s, 2049                                                    573,697
 ....................................................................................................
                 590,000   TCI Communications Inc deb.
                           8 3/4s, 2015                                                    643,672
 ....................................................................................................
                 165,000   TIG Holdings, Inc. notes 8 1/8s, 2005                           153,156
 ....................................................................................................
                 130,000   Toyota Motor Credit Corp. notes
                           5 5/8s, 2003                                                    123,777
 ....................................................................................................
                 100,000   Transamerica Capital III bonds
                           7 5/8s, 2037                                                     91,230
 ....................................................................................................
                 525,000   Trenwick Capital Trust I company
                           guaranty 8.82s, 2037                                            412,902
 ....................................................................................................
                 405,000   Zurich Capital Trust I 144A company
                           guaranty 8.376s, 2037                                           397,248
----------------------------------------------------------------------------------------------------
                                                                                        20,315,383
----------------------------------------------------------------------------------------------------
Lodging (0.1%)
 ....................................................................................................
                 420,000   HMH Properties, Inc. company guaranty
                           Ser. B, 7 7/8s, 2008                                            373,800
----------------------------------------------------------------------------------------------------
Metals and Mining (0.1%)
 ....................................................................................................
                 250,000   AK Steel Corp. sr. notes 9 1/8s, 2006                           253,750
----------------------------------------------------------------------------------------------------
Office Equipment (--%)
 ....................................................................................................
                  35,000   Newell Co. notes 6.35s, 2008                                     32,409
----------------------------------------------------------------------------------------------------
Oil and Gas (1.5%)
 ....................................................................................................
                 175,000   Alliance Pipeline L.P. 144A sr. notes
                           7.77s, 2015 (Canada)                                            169,563
 ....................................................................................................
                 500,000   CMS Panhandle Holding Corp. sr. notes
                           6 1/8s, 2004                                                    470,570
 ....................................................................................................
                 650,000   Coastal Corp. bonds 6.95s, 2028                                 566,358
 ....................................................................................................
                 115,000   El Paso Energy Corp. sr. notes
                           6 3/4s, 2009                                                    107,364
 ....................................................................................................
                 185,000   Maritime & NE Pipeline sec. notes
                           7.7s, 2019                                                      177,970
 ....................................................................................................
                 405,000   Norsk Hydro ASA notes 6.36s,
                           2009 (Norway)                                                   370,138
 ....................................................................................................
                 255,000   Petro Geo-Services ADR notes 7 1/2s,
                           2007 (Norway)                                                   249,291
 ....................................................................................................
                 205,000   Petro Geo-Services sr. notes 7 1/8s,
                           2028 (Norway)                                                   180,418
 ....................................................................................................
                 450,000   Petro-Canada deb. 9 1/4s, 2021 (Canada)                         502,749
 ....................................................................................................
                 188,000   Port Arthur Finance Corp. 144A
                           sec. notes 12 1/2s, 2009                                        189,880
 ....................................................................................................
                  90,000   Pride Petroleum Services, Inc. sr. notes
                           9 3/8s, 2007                                                     89,775
 ....................................................................................................
                 660,000   Sonat, Inc. notes 7 5/8s, 2011                                  647,427
 ....................................................................................................
                 960,000   Union Oil Company of California
                           company guaranty 7 1/2s, 2029                                   897,427
 ....................................................................................................
                 150,000   Yosemite Sec Trust I 144A bonds
                           8 1/4s, 2004                                                    147,888
----------------------------------------------------------------------------------------------------
                                                                                         4,766,818
----------------------------------------------------------------------------------------------------
Packaging and Containers (0.1%)
 ....................................................................................................
                 250,000   Riverwood International Corp. company
                           guaranty 10 5/8s, 2007                                          257,500
----------------------------------------------------------------------------------------------------
Paper and Forest Products (0.2%)
 ....................................................................................................
                 400,000   Abitibi-Consolidated Inc. deb.
                           8 1/2s, 2029                                                    385,596
 ....................................................................................................
                 290,000   Georgia Pacific Corp. bonds 7 3/4s, 2029                        276,353
----------------------------------------------------------------------------------------------------
                                                                                           661,949
----------------------------------------------------------------------------------------------------
Pharmaceuticals (0.1%)
 ....................................................................................................
                 230,000   Monsanto Co. 144A deb. 6.6s, 2028                               202,761
----------------------------------------------------------------------------------------------------
Publishing (0.1%)
 ....................................................................................................
                 330,000   News America Holdings, Inc. deb.
                           7.7s, 2025                                                      309,207
----------------------------------------------------------------------------------------------------
Real Estate (0.5%)
 ....................................................................................................
                 670,000   Avalon Properties, Inc. notes 6 5/8s,
                           2005 (R)                                                        633,358
 ....................................................................................................
                 595,000   EOP Operating L.P. notes 6.8s, 2009                             544,728
 ....................................................................................................
                 205,000   EOP Operating L.P. sr. notes 6 3/4s, 2008                       188,536
 ....................................................................................................
                  50,000   EOP Operating L.P. notes 6 3/8s, 2002                            48,930
 ....................................................................................................
                 110,000   Omega Healthcare Investors, Inc.
                           notes 6.95s, 2002 (R)                                           100,195
----------------------------------------------------------------------------------------------------
                                                                                         1,515,747
----------------------------------------------------------------------------------------------------
Restaurants (0.5%)
 ....................................................................................................
               1,765,000   Tricon Global Restaurants, Inc. sr. notes
                           7.45s, 2005                                                   1,679,150
----------------------------------------------------------------------------------------------------
Retail (0.2%)
 ....................................................................................................
                 381,000   K mart Corp. notes 8 3/8s, 2004                                 379,095
 ....................................................................................................
                 305,000   Saks, Inc. company guaranty 8 1/4s, 2008                        296,735
----------------------------------------------------------------------------------------------------
                                                                                           675,830
----------------------------------------------------------------------------------------------------
Specialty Consumer Products (--%)
 ....................................................................................................
                  30,000   US West Capital Funding, Inc. company
                           guaranty 6 1/4s, 2005                                            28,391
----------------------------------------------------------------------------------------------------
Telecommunications (1.0%)
 ....................................................................................................
                 250,000   Adelphia Communications Corp. sr. notes
                           Ser. B, 9 7/8s, 2007                                            253,750
 ....................................................................................................
                 360,000   AT&T Capital Corp. med. term notes
                           6.6s, 2005                                                      346,205
 ....................................................................................................
                 250,000   Covad Communications Group Inc.
                           sr. notes 12 1/2s, 2009                                         258,125
 ....................................................................................................
                 250,000   Global Crossing Holdings, Ltd.
                           company guaranty 9 5/8s, 2008                                   249,375
 ....................................................................................................
                 479,000   Global Crossing Holdings Ltd. 144A
                           sr. notes 9 1/2s, 2009                                          474,210
 ....................................................................................................
                 150,000   Hyperion Telecommunications Corp., Inc.
                           sr. disc. notes stepped-coupon Ser. B,
                           zero % (13s, 4/15/01), 2003 (STP)                               133,500
 ....................................................................................................
                 250,000   International Cabletel, Inc. sr. notes
                           stepped-coupon Ser. B, zero %
                           (11 1/2s, 2/01/01), 2006 (STP)                                  225,000
 ....................................................................................................
                 110,000   MCI WorldCom, Inc. sr. notes 6.4s, 2005                         105,361
 ....................................................................................................
                 440,000   NEXTEL Communications, Inc. 144A
                           sr. notes 9 3/8s, 2009                                          432,300
 ....................................................................................................
                 250,000   Price Communications Wireless, Inc.
                           144A sr. notes 9 1/8s, 2006                                     253,125
 ....................................................................................................
                 460,000   TCI Communications sr. notes
                           7 1/8s, 2028                                                    423,600
 ....................................................................................................
                 130,000   Williams Communications Group Inc.
                           sr. notes 10 7/8s, 2009                                         136,013
----------------------------------------------------------------------------------------------------
                                                                                         3,290,564
----------------------------------------------------------------------------------------------------
Telephone Services (0.1%)
 ....................................................................................................
                 475,000   U S West, Inc. notes 5 5/8s, 2008                               415,559
----------------------------------------------------------------------------------------------------
Transportation (1.1%)
 ....................................................................................................
                 750,000   Airbus Industries 144A 8.027s, 2020                             751,350
 ....................................................................................................
                 280,000   Atlas Air, Inc. pass-through certificates
                           Ser. 991A, 7.2s, 2019                                           254,512
 ....................................................................................................
                 200,000   Burlington Northern Santa Fe Corp.
                           notes 6 1/8s, 2009                                              179,986
 ....................................................................................................
                  23,495   Continental Airlines, Inc.
                           pass-through certificates Ser. 97CI,
                           7.42s, 2007                                                      22,968
 ....................................................................................................
                  17,699   Continental Airlines, Inc. pass-through
                           certificates Ser. 974C, 6.8s, 2009                               16,779
 ....................................................................................................
                 394,339   Continental Airlines, Inc. pass-through
                           certificates Ser. 981C, 6.541s, 2009                            373,916
 ....................................................................................................
                 110,000   Continental Airlines, Inc. pass-through
                           certificates Ser. 98-2, 6.32s, 2008                              99,811
 ....................................................................................................
                 500,000   CSX Corp. deb. 7.95s, 2027                                      494,640
 ....................................................................................................
                 445,000   Delta Air Lines, Inc. 144A deb. 8.3s, 2029                      431,650
 ....................................................................................................
                 650,000   United Air Lines Corp. deb. 9 3/4s, 2021                        710,366
----------------------------------------------------------------------------------------------------
                                                                                         3,335,978
----------------------------------------------------------------------------------------------------
Utilities (1.0%)
 ....................................................................................................
                 265,000   Aes Eastern Energy 144A pass through
                           certificates 9s, 2017                                           248,263
 ....................................................................................................
                 275,000   CILCORP, Inc. sr. notes 8.7s, 2009                              277,244
 ....................................................................................................
                 715,000   CiNergy Corp. deb. 6 1/8s, 2004                                 673,108
 ....................................................................................................
                 340,000   CMS Energy Corp. sr. notes Ser. B,
                           6 3/4s, 2004                                                    324,761
 ....................................................................................................
                  25,000   Edison Mission Energy 144A company
                           guaranty 7.33s, 2008                                             23,768
 ....................................................................................................
                 140,000   GTE Corp. deb. 6.46s, 2008                                      131,785
 ....................................................................................................
                 105,000   Niagara Mohawk Power Corp. sr. notes
                           Ser. G, 7 3/4s, 2008                                            104,856
 ....................................................................................................
                  50,000   Public Service Co. of New Mexico
                           sr. notes Ser. B, 7 1/2s, 2018                                   46,481
 ....................................................................................................
                 240,000   Southern Energy 144A sr. notes
                           7.9s, 2009                                                      233,849
 ....................................................................................................
                 410,000   Texas Utilities Co. secd. lease fac. bonds
                           7.46s, 2015                                                     399,184
 ....................................................................................................
                 570,000   TXU Electrical Capital company
                           guaranty 8.175s, 2037                                           534,385
----------------------------------------------------------------------------------------------------
                                                                                         2,997,684
----------------------------------------------------------------------------------------------------
                           Total Corporate Bonds and Notes
                           (cost $67,993,466)                                          $64,913,294
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.2%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
U.S. Government Agency Mortgage Obligations (6.6%)
 ....................................................................................................
                $210,000   Federal Home Loan Mortgage Corp.
                           pass-through certificates 7.51s,
                           September 25, 2005                                             $209,934
 ....................................................................................................
                 500,000   Federal National Mortgage Association
                           7s, TBA, January 15, 2029                                       483,440
 ....................................................................................................
                           Federal National Mortgage Association
                           pass-through certificates
 ....................................................................................................
               1,012,945     8 1/2s, with due dates from May 1, 2017
                             to December 1, 2026                                         1,040,141
 ....................................................................................................
                  44,954     8s, September 1, 2029                                          45,319
 ....................................................................................................
               1,095,824     7 1/2s, with due dates from
                             November 25, 2023 to
                             September 1, 2029                                             737,836
 ....................................................................................................
                 920,000     7s, December 1, 2029                                          889,520
 ....................................................................................................
               7,622,232     6 1/2s, with due dates from
                             November 1, 2027 to
                             November 1, 2029                                            7,416,951
 ....................................................................................................
               1,401,772     6s, with due dates from June 1, 2014
                             to February 15, 2029                                        1,299,312
 ....................................................................................................
                           Government National Mortgage
                           Association pass-through certificates
 ....................................................................................................
                 477,748     8 1/2s, with due dates from
                             October 15, 2017 to
                             November 15, 2017                                             493,007
 ....................................................................................................
               2,115,231     8s, with due dates from July 15, 2025
                             to July 15, 2027                                            2,136,384
 ....................................................................................................
               3,235,359     7s, with due dates from August 15, 2023
                             to January 15, 2029                                         3,127,085
 ....................................................................................................
               3,225,170     6 1/2s, with due dates from
                             March 15, 2028 to May 15, 2029                              3,026,596
----------------------------------------------------------------------------------------------------
                                                                                        20,905,525
----------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (4.6%)
 ....................................................................................................
                  50,000   U.S. Treasury Bonds 6 1/8s,
                           August 15, 2029                                                  47,664
 ....................................................................................................
                           U.S. Treasury Notes
 ....................................................................................................
                 335,000     6s, August 15, 2009                                           324,531
 ....................................................................................................
               1,715,000     5 7/8s, November 15, 2004                                   1,681,506
 ....................................................................................................
               1,835,000     5 7/8s, November 30, 2001                                   1,823,238
 ....................................................................................................
              10,655,000     5 7/8s, October 31, 2001                                   10,588,406
----------------------------------------------------------------------------------------------------
                                                                                        14,465,345
----------------------------------------------------------------------------------------------------
                           Total U.S. Government and
                           Agency Obligations
                           (cost $36,051,172)                                          $35,370,870
----------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.9%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
                $360,000   Commercial Mortgage Asset Trust
                           1999-C1, Class A4, 6.975s, 2013                                $335,081
 ....................................................................................................
                 422,129   Chase Manhattan Bank-First Union
                           National Ser. 1999-1, Class A1,
                           7.134s, 2007                                                    418,436
 ....................................................................................................
                           CS First Boston Mortgage Securities Corp.
 ....................................................................................................
                 225,000     Ser. 1999-C1, Class E, 7.922s, 2009                           218,391
 ....................................................................................................
                  80,000     Ser. 1999-C1, Class F, 7.922s, 2009                            72,850
 ....................................................................................................
               1,183,000     Ser. 1999-C1, Class A2, 7.29s, 2009                         1,164,516
 ....................................................................................................
                  82,292     Ser. 1999-C1, Class A1, 6.91s, 2008                            80,981
 ....................................................................................................
                           DLJ Commercial Mortgage Corp.
 ....................................................................................................
                 680,000     Ser. 1999-CG3, Class A1B, 7.34s, 2009                         670,013
 ....................................................................................................
                 277,586     Ser. 1999-CG3, Class A1A, 7.12s, 2008                         275,678
 ....................................................................................................
                 216,039     Ser. 1998-CG1, Class A1A, 6.11s, 2007                         206,641
 ....................................................................................................
                           Fannie Mae Strip
 ....................................................................................................
                  15,598     Ser. 302, Class 2, Interest Only (IO),
                             6s, 2029                                                        5,152
 ....................................................................................................
                 256,887     Ser. 304, Class 2, IO, 6s, 2028                                75,059
 ....................................................................................................
                  91,268     Ser. 301, Class 1, Principal Only (PO),
                             zero %, 2029                                                   55,445
 ....................................................................................................
                           Freddie Mac
 ....................................................................................................
                  58,398     Ser. 2113, Class ZM, 6 1/2s, 2028                              52,558
 ....................................................................................................
                 555,252     Ser. 1954, Class MG, IO, 6s, 2027                             190,174
 ....................................................................................................
                   9,165     Ser. 176, PO, zero %, 2026                                      6,016
 ....................................................................................................
                  70,000   GE Capital Mortgage Services, Inc.
                           Ser. 98-11, Class 2A4, 6 3/4s,
                           June 25, 2028                                                    66,034
 ....................................................................................................
                           General Growth Properties-Homart
 ....................................................................................................
                  60,000     Ser. 1999-C1, Class G, 8.969s, 2003                            60,000
 ....................................................................................................
                  70,000     Ser. 1999-C1, Class F, 8.719s, 2003                            70,000
 ....................................................................................................
                           GS Mortgage Securities Corp. II
 ....................................................................................................
                 140,000     Ser. 1997-GL, Class A2B, 6.86s, 2030                          138,097
 ....................................................................................................
                 390,000     Ser. 1998-GLII, Class A2, 6.562s, 2031                        364,528
 ....................................................................................................
                  93,990     Ser. 1998-GLII, Class A1, 6.312s, 2031                         90,965
 ....................................................................................................
                           LB Commercial Conduit Mortgage Trust
 ....................................................................................................
                 402,000     Ser. 1999-C1, Class A2, 6.78s, 2009                           382,324
 ....................................................................................................
                  64,729     Ser. 1999-C2, Class A1, 7.105s, 2008                           64,205
 ....................................................................................................
                 160,000     Ser. 1999-C2, Class B, 7.425s, 2009                           155,856
 ....................................................................................................
                  62,000   Lehman Large Loan Ser. 1997-ll1,
                           Class A2, 6.84s, 2006                                            61,031
 ....................................................................................................
                           Merrill Lynch Mortgage Investors, Inc.
 ....................................................................................................
                 160,000     Ser. 1996-C2, Class E, 6.96s,
                             November 21, 2028                                             133,950
 ....................................................................................................
                 291,405     Ser. 1998-C2, Class A1, 6.22s,
                             February 15, 2030                                             282,026
 ....................................................................................................
                 967,648     Ser. 1998-C2, Class IO, 1.576s,
                             February 15, 2030                                              68,491
 ....................................................................................................
                           Morgan Stanley Capital I
 ....................................................................................................
                 925,000     Ser. 1999-CAM1, Class A3, 6.92s, 2008                         899,852
 ....................................................................................................
                 368,164     Ser. 1999-CAM1, Class A2, 6.76s, 2008                         359,822
 ....................................................................................................
                 190,000     Ser. 1998-XL1, Class A3, 6.48s, 2030                          178,630
 ....................................................................................................
                  12,964     Ser. 1998-WF1, Class A1, 6 1/4s, 2007                          12,536
 ....................................................................................................
                 453,332     Ser. 1998-HF1, Class A1, 6.19s, 2007                          437,324
 ....................................................................................................
                           Mortgage Capital Funding, Inc.
 ....................................................................................................
                  95,453     Ser. 1997-MC2, Class A1, 6.53s, 2007                           92,888
 ....................................................................................................
                 231,278     Ser. 1998-MC1, Class A1, 6.417s, 2007                         223,906
 ....................................................................................................
                 552,687     Ser. 1997-MC2, Class X, IO,
                             1.58s, 2012                                                    37,393
 ....................................................................................................
                 100,000   Residential Asset Securitization
                           Trust Ser. 98-A12, Class A14, 8s, 2028                          100,906
 ....................................................................................................
               1,037,534   TIAA Retail Commercial Mortgage Trust
                           Ser. 1999-1, Class A, 7.17s, 2008                             1,022,619
----------------------------------------------------------------------------------------------------
                           Total Collateralized Mortgage Obligations
                           (cost $9,240,906)                                            $9,130,374
----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (0.3%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
                $385,000   Ontario (Province of) sr. unsub.
                           5 1/2s, 2008 (Canada)                                          $341,021
 ....................................................................................................
                 130,000   Quebec (Province of) deb. 7s, 2007                              127,153
 ....................................................................................................
                 695,000   Quebec (Province of) sr. unsub.
                           5 3/4s, 2009 (Canada)                                           616,938
----------------------------------------------------------------------------------------------------
                           Total Foreign Government
                           Bonds and Notes
                           (cost $1,195,788)                                            $1,085,112
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.2%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
                $165,000   Associates Manufactured Housing
                           Ser. 1997-2, Class M, 7.03s, 2028                              $145,716
 ....................................................................................................
                  75,000   Green Tree Financial Corp.
                           Ser. 1997-2, Class B1, 7.56s, 2028                               59,355
 ....................................................................................................
                 350,000   Standard Credit Card Master Trust
                           Ser. 1994-2, Class A, 7 1/4s, 2006                              350,245
----------------------------------------------------------------------------------------------------
                           Total Asset-Backed Securities
                           (cost $560,635)                                                $555,316
----------------------------------------------------------------------------------------------------
MUNICIPAL BOND (0.1%) (a) (cost $400,617)
----------------------------------------------------------------------------------------------------
Principal Amount                                                       Rating                  Value
 ....................................................................................................
                $425,000   Mashantucket Pequot Tribe 144A
                           bonds Ser. A, Finance Security
                           Assurance (FSA), 6.57s, 2013                   Aaa             $374,935
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.1%) (a) (cost $196,305)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                     190   Centaur Funding Corp 144A $9.08 pfd.
                           (9.08%) (Cayman Islands)                                       $191,587
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.0%) (a) (cost $9,371,000)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $9,371,000   Interest in $624,736,000 joint repurchase
                           agreement dated December 31,1999,
                           year with S.B.C. Warburg Inc. due
                           January 3, 2000, with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $9,373,148 for an effective
                           yield of 2.75%                                               $9,371,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $319,699,901) (b)                                    $315,996,750
----------------------------------------------------------------------------------------------------

See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS




Putnam VT Global Asset Allocation Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (68.6%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Advertising (0.8%)
 ....................................................................................................
                   3,300   Asatsu Inc. (Japan)                                            $222,842
 ....................................................................................................
                   1,971   Havas Advertising SA (France)                                   838,735
 ....................................................................................................
                   9,400   Interep National Radio Sales, Inc.                              125,725
 ....................................................................................................
                  61,500   Interpublic Group Cos. Inc.                                   3,547,781
 ....................................................................................................
                   2,950   Lamar Advertising Co. (NON)                                     178,659
 ....................................................................................................
                  13,500   Omnicom Group, Inc.                                           1,350,000
 ....................................................................................................
                   1,581   Publicis S.A. (France)                                          596,432
 ....................................................................................................
                  54,922   WPP Group PLC (United Kingdom)                                  870,353
----------------------------------------------------------------------------------------------------
                                                                                         7,730,527
----------------------------------------------------------------------------------------------------
Aerospace and Defense (0.6%)
 ....................................................................................................
                  61,860   Boeing Co.                                                    2,571,056
 ....................................................................................................
                  13,760   Honeywell International Inc.                                    793,780
 ....................................................................................................
                  11,690   Northrop Grumman Corp.                                          631,991
 ....................................................................................................
                  24,575   Raytheon Co. Class A                                            609,767
 ....................................................................................................
                  64,809   Smiths Industries PLC (United Kingdom)                          968,405
----------------------------------------------------------------------------------------------------
                                                                                         5,574,999
----------------------------------------------------------------------------------------------------
Automotive (0.6%)
 ....................................................................................................
                  38,555   Bayerische Motoren Werke (BMW) AG
                           (Germany)                                                     1,175,226
 ....................................................................................................
                  14,600   CSK Auto Corp. (NON)                                            255,500
 ....................................................................................................
                  28,305   Ford Motor Co.                                                1,512,548
 ....................................................................................................
                  25,435   General Motors Corp.                                          1,848,807
 ....................................................................................................
                  24,755   Lear Corp.                                                      792,160
----------------------------------------------------------------------------------------------------
                                                                                         5,584,241
----------------------------------------------------------------------------------------------------
Banks (2.1%)
 ....................................................................................................
                  43,635   Bank of America Corp.                                         2,189,932
 ....................................................................................................
                  63,555   Bank One Corp.                                                2,037,732
 ....................................................................................................
                   6,435   Banque Nationale de Paris (France)                              592,983
 ....................................................................................................
                  31,355   Comerica, Inc.                                                1,463,887
 ....................................................................................................
                  34,600   Fifth Third Bancorp                                           2,538,775
 ....................................................................................................
                 118,104   Firstar Corp.                                                 2,494,947
 ....................................................................................................
                  55,854   FleetBoston Financial Corp.                                   1,944,417
 ....................................................................................................
                  80,000   Fuji Bank Ltd. (The) (Japan)                                    777,452
 ....................................................................................................
                 162,000   Keppel Bank (Singapore)                                         358,269
 ....................................................................................................
                  14,000   Northern Trust Corp.                                            742,000
 ....................................................................................................
                   2,442   Societe Generale (France)                                       567,487
 ....................................................................................................
                  29,730   U.S. Bancorp                                                    707,946
 ....................................................................................................
                  82,290   Wells Fargo Co.                                               3,330,589
 ....................................................................................................
                  15,700   Zions Bancorp                                                   929,244
----------------------------------------------------------------------------------------------------
                                                                                        20,675,660
----------------------------------------------------------------------------------------------------
Basic Industrial Products (0.9%)
 ....................................................................................................
                  27,525   Cooper Industries, Inc.                                       1,113,042
 ....................................................................................................
                  19,060   Deere (John) & Co.                                              826,728
 ....................................................................................................
                  13,670   Minnesota Mining & Manufacturing Co.                          1,337,951
 ....................................................................................................
                  72,910   Owens-Illinois, Inc. (NON)                                    1,827,307
 ....................................................................................................
                  37,685   Parker-Hannifin Corp.                                         1,933,712
 ....................................................................................................
                   9,061   Sandvik AB Class A (Sweden)                                     283,905
 ....................................................................................................
                  11,830   Sandvik AB Class B (Sweden)                                     376,924
 ....................................................................................................
                  22,505   W W Grainger                                                  1,076,020
----------------------------------------------------------------------------------------------------
                                                                                         8,775,589
----------------------------------------------------------------------------------------------------
Biotechnology (0.2%)
 ....................................................................................................
                   8,000   Genentech, Inc. (NON)                                         1,076,000
 ....................................................................................................
                  16,700   Invitrogen Corp. (NON)                                        1,002,000
----------------------------------------------------------------------------------------------------
                                                                                         2,078,000
----------------------------------------------------------------------------------------------------
Broadcasting (2.6%)
 ....................................................................................................
                  20,900   Ackerly Group, Inc. (NON)                                       378,813
 ....................................................................................................
                  20,200   Acme Communications, Inc. (NON)                                 671,650
 ....................................................................................................
                   1,200   AMFM, Inc. (NON)                                                 93,900
 ....................................................................................................
                 132,700   Carlton Communications PLC
                           (United Kingdom)                                              1,292,612
 ....................................................................................................
                  47,600   CBS Corp.                                                     3,043,425
 ....................................................................................................
                  21,500   Citadel Communications Corp. (NON)                            1,394,813
 ....................................................................................................
                   6,000   Classic Communications, Inc. (NON)                              219,375
 ....................................................................................................
                  42,500   Clear Channel Communications, Inc.                            3,793,125
 ....................................................................................................
                  45,400   Comcast Corp. Class A (NON)                                   2,295,538
 ....................................................................................................
                  36,700   Cumulus Media Inc. Class A (NON)                              1,862,525
 ....................................................................................................
                  14,451   Grupo Televisa S.A. de C.V.GDR (Mexico)                         986,281
 ....................................................................................................
                   7,200   Jones Intercable, Inc. (NON)                                    499,050
 ....................................................................................................
                  98,028   Mediaset SPA (Italy) (NON)                                    1,522,634
 ....................................................................................................
                  46,920   News Corp. Ltd. ADR (Australia) (NON)                         1,794,690
 ....................................................................................................
                     840   Nippon Television Network Corp.
                           (Japan) (NON)                                                   986,494
 ....................................................................................................
                  15,800   Pegasus Communications Corp. (NON)                            1,544,450
 ....................................................................................................
                  15,700   Radio One, Inc. (NON)                                         1,444,400
 ....................................................................................................
                   7,700   Radio Unica Corp. (NON)                                         222,338
 ....................................................................................................
                  19,438   SAGA Communications Inc. Class A (NON)                          393,609
 ....................................................................................................
                  26,200   Salem Communications Corp. Class A                              592,775
 ....................................................................................................
                   1,700   Spanish Broadcasting System, Inc. Class B                        51,000
 ....................................................................................................
                   1,660   Television Francaise I (TF1) (France) (NON)                     868,379
 ....................................................................................................
                   1,600   Wink Communications, Inc. (NON)                                  96,100
----------------------------------------------------------------------------------------------------
                                                                                        26,047,976
----------------------------------------------------------------------------------------------------
Building and Construction (0.6%)
 ....................................................................................................
                   2,903   Bouygues S.A. (France)                                        1,842,784
 ....................................................................................................
                  60,517   CRH PLC (Ireland)                                             1,302,834
 ....................................................................................................
                  18,700   Dycom Industries, Inc. (NON)                                    823,969
 ....................................................................................................
                   2,100   Fuji Machine Manufacturing Co., Ltd.
                           (Japan)                                                         169,348
 ....................................................................................................
                  16,800   Insituform Technologies, Inc.                                   474,600
 ....................................................................................................
                   8,822   Lafarge Coppee (France)                                       1,025,942
----------------------------------------------------------------------------------------------------
                                                                                         5,639,477
----------------------------------------------------------------------------------------------------
Business Equipment and Services (3.1%)
 ....................................................................................................
                   6,800   About.com, Inc.                                                 610,300
 ....................................................................................................
                 168,422   Aegis Group PLC (United Kingdom)                                612,155
 ....................................................................................................
                   6,500   Avery Dennison Corp.                                            473,688
 ....................................................................................................
                  34,700   BMC Software, Inc.                                            2,773,831
 ....................................................................................................
                  31,400   Braun Consulting, Inc.                                        2,245,100
 ....................................................................................................
                   7,100   Charles River Associates Inc.                                   237,850
 ....................................................................................................
                  65,800   Cisco Systems, Inc. (NON)                                     7,048,825
 ....................................................................................................
                  15,700   CoStar Group, Inc. (NON)                                        563,238
 ....................................................................................................
                  16,600   Daisytek International Corp. (NON)                              386,988
 ....................................................................................................
                  31,100   EMC Corp. (NON)                                               3,397,675
 ....................................................................................................
                  32,865   Hewlett-Packard Co.                                           3,744,556
 ....................................................................................................
                   4,900   Jupiter Communications, Inc. (NON)                              148,225
 ....................................................................................................
                  13,100   Loislaw.com, Inc. (NON)                                         512,538
 ....................................................................................................
                  10,200   Macrovision Corp. (NON)                                         754,800
 ....................................................................................................
                  11,300   Management Network Group, Inc. (The)                            368,663
 ....................................................................................................
                  15,294   Mannesmann AG (Germany)                                       3,684,890
 ....................................................................................................
                  12,500   NCO Group, Inc.                                                 376,563
 ....................................................................................................
                  10,800   Precision Response Corp. (NON)                                  261,900
 ....................................................................................................
                  19,250   ProBusiness Services, Inc.                                      693,000
 ....................................................................................................
                  10,547   Provant, Inc.                                                   266,312
 ....................................................................................................
                  18,000   RoweCom, Inc. (NON)                                             816,750
 ....................................................................................................
                   6,900   U.S. Interactive, Inc. (NON)                                    296,700
 ....................................................................................................
                  37,771   Xerox Corp.                                                     856,930
----------------------------------------------------------------------------------------------------
                                                                                        31,131,477
----------------------------------------------------------------------------------------------------
Cable Television (--%)
 ....................................................................................................
                   2,940   United Pan-Europe NV                                            375,620
----------------------------------------------------------------------------------------------------
Chemicals (0.9%)
 ....................................................................................................
                  25,615   Akzo-Nobel N.V. (Netherlands) (NON)                           1,283,281
 ....................................................................................................
                   5,800   Albany Molecular Research, Inc.                                 176,900
 ....................................................................................................
                       2   Celanese AG (Germany)                                                36
 ....................................................................................................
                   2,058   Clariant AG (Switzerland)                                       981,170
 ....................................................................................................
                  14,055   Dow Chemical Co.                                              1,878,099
 ....................................................................................................
                  23,473   du Pont (E.I.) de Nemours & Co., Ltd.                         1,546,284
 ....................................................................................................
                  14,790   PPG Industries, Inc.                                            925,299
 ....................................................................................................
                  35,500   Praxair, Inc.                                                 1,786,094
----------------------------------------------------------------------------------------------------
                                                                                         8,577,163
----------------------------------------------------------------------------------------------------
Computer Equipment (0.9%)
 ....................................................................................................
                  31,810   Compaq Computer Corp. (NON)                                     860,858
 ....................................................................................................
                   1,600   Crossroads Systems, Inc. (NON)                                  135,200
 ....................................................................................................
                  16,800   Emulex Corp. (NON) (SEG)                                      1,890,000
 ....................................................................................................
                   8,400   Lexmark International Group, Inc. Class A                       760,200
 ....................................................................................................
                   7,000   PRI Automation, Inc. (NON)                                      469,875
 ....................................................................................................
                  17,915   Seagate Technology, Inc. (NON)                                  834,167
 ....................................................................................................
                  56,400   Sun Microsystems, Inc. (NON)                                  4,367,475
----------------------------------------------------------------------------------------------------
                                                                                         9,317,775
----------------------------------------------------------------------------------------------------
Computer Services and Software (6.3%)
 ....................................................................................................
                   3,300   Allaire Corp. (NON)                                             482,831
 ....................................................................................................
                  23,400   Apple Computer, Inc. (NON)                                    2,405,813
 ....................................................................................................
                  20,700   Aware, Inc. (NON)                                               752,963
 ....................................................................................................
                   7,600   BackWeb Technologies Ltd. (Israel) (NON)                        320,150
 ....................................................................................................
                   4,900   Be Free, Inc. (NON)                                             352,188
 ....................................................................................................
                  16,500   Brio Technology, Inc. (NON)                                     693,000
 ....................................................................................................
                  12,800   Business Objects S.A. (France) (NON)                          1,710,400
 ....................................................................................................
                   7,500   C-Bridge Internet Solutions, Inc. (NON)                         364,688
 ....................................................................................................
                   5,700   Clarify, Inc. (NON)                                             718,200
 ....................................................................................................
                   9,300   Comverse Technology, Inc. (NON)                               1,346,175
 ....................................................................................................
                  10,700   Cybex Computer Products Corp. (NON)                             433,350
 ....................................................................................................
                   2,400   Cysive, Inc. (NON)                                              172,950
 ....................................................................................................
                  54,700   Dell Computer Corp.                                           2,789,700
 ....................................................................................................
                  22,200   Dendrite International, Inc.                                    752,025
 ....................................................................................................
                     600   Digimarc Corp. (NON)                                             30,000
 ....................................................................................................
                  30,400   DSET Corp. (NON)                                              1,136,200
 ....................................................................................................
                  10,800   E-Stamp Corp. (NON)                                             240,300
 ....................................................................................................
                   3,500   EarthWeb Inc. (NON)                                             176,094
 ....................................................................................................
                     900   eGain Communications Corp. (NON)                                 33,975
 ....................................................................................................
                  56,455   Electronic Data Systems Corp. (NON)                           3,778,957
 ....................................................................................................
                  13,000   Exchange Applications, Inc. (NON)                               726,375
 ....................................................................................................
                   6,500   Flycast Communications Corp. (NON)                              844,594
 ....................................................................................................
                  17,300   Fujitsu Ltd. (Japan) (NON)                                      788,980
 ....................................................................................................
                  25,600   Globix Corp. (NON)                                            1,536,000
 ....................................................................................................
                  13,200   Harris Interactive Inc. (NON)                                   172,425
 ....................................................................................................
                  31,540   IBM Corp.                                                     3,406,320
 ....................................................................................................
                  14,000   iGo Corp. (NON)                                                 126,875
 ....................................................................................................
                   7,100   Informatica Corp. (NON)                                         755,263
 ....................................................................................................
                   8,200   Inso Corp. (NON)                                                264,450
 ....................................................................................................
                   8,200   InterVU Inc. (NON)                                              861,000
 ....................................................................................................
                   4,700   Keynote Systems, Inc. (NON)                                     346,625
 ....................................................................................................
                   7,600   McAfee.com Corp. (NON)                                          342,000
 ....................................................................................................
                  10,000   Micromuse, Inc. (NON)                                         1,700,000
 ....................................................................................................
                 115,100   Microsoft Corp. (NON)                                        13,437,925
 ....................................................................................................
                   6,600   Multex.com Inc. (NON)                                           248,325
 ....................................................................................................
                  45,960   NCR Corp. (NON)                                               1,740,735
 ....................................................................................................
                   5,870   Net Perceptions, Inc. (NON)                                     246,540
 ....................................................................................................
                  12,830   Netegrity, Inc. (NON)                                           730,508
 ....................................................................................................
                  16,300   Novadigm, Inc. (NON)                                            338,225
 ....................................................................................................
                     500   OnDisplay, Inc. (NON)                                            45,438
 ....................................................................................................
                  35,900   Oracle Corp. (NON)                                            4,023,044
 ....................................................................................................
                   7,300   Predictive Systems, Inc. (NON)                                  478,150
 ....................................................................................................
                   8,400   Proxicom, Inc. (NON)                                          1,044,225
 ....................................................................................................
                  10,550   Razorfish, Inc. (NON)                                         1,003,569
 ....................................................................................................
                      13   SAP AG (Germany)                                                  6,395
 ....................................................................................................
                   1,057   SAP AG Systeme Preference Bearer
                           (Germany)                                                       635,879
 ....................................................................................................
                  22,950   SeaChange International, Inc. (NON)                             811,856
 ....................................................................................................
                   5,500   Silknet Software, Inc. (NON)                                    911,625
 ....................................................................................................
                   5,300   SilverStream Software, Inc. (NON)                               630,700
 ....................................................................................................
                   5,600   Spyglass, Inc. (NON)                                            212,363
 ....................................................................................................
                  24,300   Technology Solutions Co. (NON)                                  795,825
 ....................................................................................................
                  10,100   VERITAS Software Corp. (NON)                                  1,445,563
 ....................................................................................................
                  20,800   Verity, Inc. (NON)                                              885,300
 ....................................................................................................
                   1,600   Viant Corp. (NON)                                               158,400
 ....................................................................................................
                   7,400   Worldgate Communications, Inc. (NON)                            351,963
 ....................................................................................................
                   7,136   Yahoo! Inc. (NON)                                             3,087,658
 ....................................................................................................
                  15,600   Zamba Corp. (NON)                                               271,050
----------------------------------------------------------------------------------------------------
                                                                                        64,102,127
----------------------------------------------------------------------------------------------------
Conglomerates (1.5%)
 ....................................................................................................
                  11,500   Corning Inc.                                                  1,482,781
 ....................................................................................................
                 171,859   Granada Group PLC (United Kingdom)                            1,742,073
 ....................................................................................................
                  18,000   Hutchison Whampoa, Ltd. (Hong Kong) (NON)                       261,675
 ....................................................................................................
                 110,116   Securicor Group PLC (United Kingdom)                            285,944
 ....................................................................................................
                  28,045   TRW, Inc.                                                     1,456,587
 ....................................................................................................
                 175,011   Tyco International Ltd.                                       6,803,553
 ....................................................................................................
                  54,295   United Technologies Corp.                                     3,529,175
----------------------------------------------------------------------------------------------------
                                                                                        15,561,788
----------------------------------------------------------------------------------------------------
Consumer Durable Goods (0.4%)
 ....................................................................................................
                  62,157   Hasbro, Inc.                                                  1,184,868
 ....................................................................................................
                  36,345   Newell Rubbermaid Inc.                                        1,054,005
 ....................................................................................................
                      30   Swatch Group AG (The) (Switzerland)                               6,991
 ....................................................................................................
                     451   Swatch Group AG (The) Class B
                           (Switzerland)                                                   519,557
 ....................................................................................................
                  19,850   Whirlpool Corp.                                               1,291,491
----------------------------------------------------------------------------------------------------
                                                                                         4,056,912
----------------------------------------------------------------------------------------------------
Consumer Non Durables (1.1%)
 ....................................................................................................
                  20,750   Clorox Co.                                                    1,045,281
 ....................................................................................................
                  41,500   Colgate-Palmolive Co.                                         2,697,500
 ....................................................................................................
                  46,900   Estee Lauder Cos. Class A                                     2,365,519
 ....................................................................................................
                     600   Fancl Corp. 144A (Japan)                                        160,893
 ....................................................................................................
                     400   Fancl Corp. (Japan)                                             107,262
 ....................................................................................................
                  62,650   Kimberly-Clark Corp.                                          4,087,913
 ....................................................................................................
                  30,595   Philip Morris Cos., Inc.                                        709,422
 ....................................................................................................
                   9,000   Wesley Jessen VisionCare, Inc. (NON)                            340,875
----------------------------------------------------------------------------------------------------
                                                                                        11,514,665
----------------------------------------------------------------------------------------------------
Consumer Services (0.9%)
 ....................................................................................................
                  11,000   Amazon.com, Inc. (NON)                                          837,375
 ....................................................................................................
                  71,400   America Online, Inc.                                          5,386,238
 ....................................................................................................
                     130   AmeriKing, Inc. (NON)                                             1,300
 ....................................................................................................
                  12,000   Carey International, Inc. (NON)                                 292,500
 ....................................................................................................
                  11,200   Learning Tree International, Inc.                               313,600
 ....................................................................................................
                   6,600   MarketWatch.com, Inc. (NON)                                     240,900
 ....................................................................................................
                  12,950   On Assignment, Inc. (NON)                                       386,881
 ....................................................................................................
                 132,370   Service Corp. International                                     918,317
 ....................................................................................................
                  12,400   SportsLine USA, Inc. (NON)                                      621,550
----------------------------------------------------------------------------------------------------
                                                                                         8,998,661
----------------------------------------------------------------------------------------------------
Cosmetics (0.1%)
 ....................................................................................................
                  63,000   Shiseido Co., Ltd. (Japan) (NON)                                918,673
----------------------------------------------------------------------------------------------------
Education (0.1%)
 ....................................................................................................
                   3,100   Benesse Corp. (Japan)                                           746,330
 ....................................................................................................
                   6,000   Career Education Corp. (NON)                                    230,250
 ....................................................................................................
                  19,300   ProsoftTraining.com (NON)                                       200,238
----------------------------------------------------------------------------------------------------
                                                                                         1,176,818
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (7.9%)
 ....................................................................................................
                  29,400   Act Manufacturing, Inc.                                       1,102,500
 ....................................................................................................
                   6,900   Advantest Corp. (Japan)                                       1,823,253
 ....................................................................................................
                   7,100   Alpha Industries, Inc.                                          406,919
 ....................................................................................................
                  16,000   ANADIGICS, Inc. (NON)                                           755,000
 ....................................................................................................
                  21,300   Applied Materials, Inc.                                       2,698,444
 ....................................................................................................
                   5,990   ASM Lithography Holding N.V.
                           (Netherlands)                                                   664,661
 ....................................................................................................
                  11,100   ATMI, Inc. (NON)                                                366,994
 ....................................................................................................
                  15,700   Credence Systems Corp.                                        1,358,050
 ....................................................................................................
                  19,800   DII Group Inc., (The) (NON)                                   1,405,181
 ....................................................................................................
                  15,780   Eaton Corp.                                                   1,146,023
 ....................................................................................................
                  18,110   Emerson Electric Co.                                          1,039,061
 ....................................................................................................
                   7,100   Etec Systems, Inc. (NON)                                        318,613
 ....................................................................................................
                   7,900   Exar Corp. (NON)                                                465,113
 ....................................................................................................
                  74,200   General Electric Co.                                         11,482,450
 ....................................................................................................
                   9,700   Hadco Corp. (NON)                                               494,700
 ....................................................................................................
                  20,000   Helix Technology Corp.                                          896,250
 ....................................................................................................
                  49,000   Hon Hai Precision Industry (Taiwan)                             365,392
 ....................................................................................................
                  21,045   Illinois Tool Works, Inc. (NON)                               1,421,853
 ....................................................................................................
                  40,200   Intel Corp.                                                   3,308,963
 ....................................................................................................
                  15,300   Kent Electronics Corp. (NON)                                    348,075
 ....................................................................................................
                  14,100   Kyocera Corp. (Japan)                                         3,656,782
 ....................................................................................................
                  31,600   LTX Corp.                                                       707,050
 ....................................................................................................
                  21,800   Maker Communications, Inc. (NON)                                931,950
 ....................................................................................................
                  14,600   Micrel, Inc. (NON)                                              831,288
 ....................................................................................................
                  64,790   Motorola, Inc.                                                9,540,328
 ....................................................................................................
                  19,120   Nanometrics, Inc. (NON)                                         384,790
 ....................................................................................................
                  55,000   NEC Corp. (Japan)                                             1,310,677
 ....................................................................................................
                  15,484   Philips Electronics N.V. (Netherlands)                        2,102,882
 ....................................................................................................
                  12,500   Power Integrations, Inc. (NON)                                  599,219
 ....................................................................................................
                  44,420   Rockwell International Corp.                                  2,126,608
 ....................................................................................................
                   5,800   Rudolph Technologies, Inc.                                      194,300
 ....................................................................................................
                   6,721   Samsung Electronics Co. (South Korea)                         1,575,142
 ....................................................................................................
                  40,000   Sharp Corp. (Japan)                                           1,023,684
 ....................................................................................................
                 222,160   Siebe PLC (United Kingdom)                                    1,209,416
 ....................................................................................................
                     800   Silicon Image, Inc. (NON)                                        56,050
 ....................................................................................................
                  23,700   Sipex Corp. (NON)                                               582,131
 ....................................................................................................
                  34,200   Solectron Corp.                                               3,253,275
 ....................................................................................................
                  18,100   Sony Corp. (Japan)                                            5,367,293
 ....................................................................................................
                   4,819   STMicroelectronics N.V. ADR (France)                            729,777
 ....................................................................................................
                  48,800   Tandy Corp.                                                   2,400,350
 ....................................................................................................
                  19,500   Texas Instruments, Inc.                                       1,889,063
 ....................................................................................................
                 166,000   Toshiba Corp.                                                 1,267,176
 ....................................................................................................
                   3,550   TranSwitch Corp. (NON)                                          257,597
 ....................................................................................................
                   8,000   TriQuint Semiconductor, Inc.                                    890,000
 ....................................................................................................
                  10,000   Veeco Instruments, Inc. (NON)                                   468,125
 ....................................................................................................
                 201,000   Winbond Electronics Corp. (Taiwan)                              477,199
 ....................................................................................................
                     700   Winbond Electronics Corp.
                           GDR (Taiwan)                                                     15,925
 ....................................................................................................
                  40,200   Xilinx, Inc. (NON)                                            1,827,844
 ....................................................................................................
                  26,100   Zoran Corp. (NON)                                             1,455,075
 ....................................................................................................
                   5,800   Zygo Corp. (NON)                                                116,725
----------------------------------------------------------------------------------------------------
                                                                                        79,115,216
----------------------------------------------------------------------------------------------------
Energy-Related (--%)
 ....................................................................................................
                  11,100   Advanced Energy Industries, Inc. (NON)                          546,675
----------------------------------------------------------------------------------------------------
Entertainment (1.1%)
 ....................................................................................................
                  16,900   Carnival Corp. Class A                                          808,031
 ....................................................................................................
                  57,320   Disney (Walt) Productions, Inc.                               1,676,610
 ....................................................................................................
                  26,600   Sunterra Corp. (NON)                                            305,900
 ....................................................................................................
                  49,300   Time Warner, Inc.                                             3,571,169
 ....................................................................................................
                  81,900   Viacom, Inc. Class B (NON)                                    4,949,831
----------------------------------------------------------------------------------------------------
                                                                                        11,311,541
----------------------------------------------------------------------------------------------------
Environmental Control (0.2%)
 ....................................................................................................
                  14,403   Vivendi (France)                                              1,298,976
 ....................................................................................................
                  84,770   Waste Management, Inc.                                        1,456,984
----------------------------------------------------------------------------------------------------
                                                                                         2,755,960
----------------------------------------------------------------------------------------------------
Food and Beverages (1.4%)
 ....................................................................................................
                  14,700   Anheuser-Busch Cos., Inc.                                     1,041,863
 ....................................................................................................
                  70,437   Diageo PLC (United Kingdom)                                     566,644
 ....................................................................................................
                  19,700   Diedrich Coffee, Inc. (NON)                                      80,031
 ....................................................................................................
                  23,735   General Mills, Inc.                                             848,526
 ....................................................................................................
                   1,529   Groupe Danone (France)                                          359,933
 ....................................................................................................
                   8,200   Hain Food Group, Inc. (The) (NON)                               183,475
 ....................................................................................................
                  28,605   Heinz (H.J.) Co.                                              1,138,837
 ....................................................................................................
                  41,605   Kellogg Co.                                                   1,281,954
 ....................................................................................................
                   7,150   P.F. Chang's China Bistro, Inc. (NON)                           177,856
 ....................................................................................................
                  75,995   Pepsi Bottling Group, Inc. (The)                              1,258,667
 ....................................................................................................
                  49,150   PepsiCo, Inc.                                                 1,732,538
 ....................................................................................................
                   8,095   Quaker Oats Co. (The)                                           531,234
 ....................................................................................................
                  71,360   Sara Lee Corp.                                                1,574,380
 ....................................................................................................
                  28,615   Seagram Co., Ltd.                                             1,285,887
 ....................................................................................................
                  30,400   SYSCO Corp. (NON)                                             1,202,700
 ....................................................................................................
                 276,329   Tesco PLC (United Kingdom) (NON)                                840,314
----------------------------------------------------------------------------------------------------
                                                                                        14,104,839
----------------------------------------------------------------------------------------------------
Health Care (0.5%)
 ....................................................................................................
                  58,995   Abbott Laboratories (NON)                                     2,142,256
 ....................................................................................................
                   7,200   Allscripts, Inc. (NON)                                          316,800
 ....................................................................................................
                  18,200   Province Healthcare Co. (NON)                                   345,800
 ....................................................................................................
                  15,775   Renal Care Group, Inc. (NON)                                    368,741
 ....................................................................................................
                  71,050   Tenet Healthcare Corp. (NON)                                  1,669,675
----------------------------------------------------------------------------------------------------
                                                                                         4,843,272
----------------------------------------------------------------------------------------------------
Hospital Management and Medical Services (0.2%)
 ....................................................................................................
                  14,700   Accredo Health, Inc. (NON)                                      452,025
 ....................................................................................................
                  14,800   Advance Paradigm, Inc. (NON)                                    319,125
 ....................................................................................................
                  12,900   AmSurg Corp. (NON)                                               83,850
 ....................................................................................................
                   2,000   eBenX Inc. (NON)                                                 90,500
 ....................................................................................................
                  18,100   Eclipsys Corp. (NON)                                            463,813
 ....................................................................................................
                  11,400   Medquist, Inc. (NON)                                            294,263
 ....................................................................................................
                  16,100   RehabCare Group, Inc. (NON)                                     340,113
----------------------------------------------------------------------------------------------------
                                                                                         2,043,689
----------------------------------------------------------------------------------------------------
Insurance and Finance (6.5%)
 ....................................................................................................
                  16,610   Ace Ltd.                                                        277,179
 ....................................................................................................
                   5,710   Aetna Inc.                                                      318,689
 ....................................................................................................
                  31,130   Allstate Corp.                                                  747,120
 ....................................................................................................
                  21,300   American Express Co.                                          3,541,125
 ....................................................................................................
                  47,350   American General Corp.                                        3,592,681
 ....................................................................................................
                  47,385   American International Group, Inc.                            5,123,503
 ....................................................................................................
                  19,785   AON Corp.                                                       791,400
 ....................................................................................................
                   8,454   Axa S.A. (France)                                             1,177,054
 ....................................................................................................
                  41,850   Associates First Capital Corp.                                1,148,259
 ....................................................................................................
                   6,100   Banca Popolare di Brescia SpA (Italy)                           539,100
 ....................................................................................................
                  36,349   Barclays PLC (United Kingdom)                                 1,046,358
 ....................................................................................................
                  27,800   Capital One Financial Corp.                                   1,339,613
 ....................................................................................................
                  89,600   Charter One Financial, Inc.                                   1,713,600
 ....................................................................................................
                     835   Cie Finance Richemont (Switzerland)                           1,993,090
 ....................................................................................................
                  22,165   CIGNA Corp.                                                   1,785,668
 ....................................................................................................
                 162,395   Citigroup, Inc.                                               9,023,072
 ....................................................................................................
                   3,710   Credit Suisse Group (Switzerland)                               737,572
 ....................................................................................................
                  28,401   DBS Group Holdings Ltd. (Singapore)                             465,954
 ....................................................................................................
                  26,900   Fannie Mae                                                    1,679,569
 ....................................................................................................
                  45,000   First Security Corp.                                          1,148,906
 ....................................................................................................
                  41,570   First Union Corp.                                             1,364,016
 ....................................................................................................
                  36,500   Grupo Financiero Bancomer, S.A. de
                           C.V. (Mexico)                                                   146,617
 ....................................................................................................
                  38,379   Internationale Nederlanden Groep
                           (ING) (Netherlands)                                           2,314,240
 ....................................................................................................
                 109,487   Investor AB (Sweden)                                          1,544,699
 ....................................................................................................
                  16,005   Jefferson-Pilot Corp.                                         1,092,341
 ....................................................................................................
                     341   Julius Baer Holdings AG (Switzerland)                         1,030,283
 ....................................................................................................
                  11,705   Lehman Brothers Holding, Inc.                                   991,267
 ....................................................................................................
                  42,285   Lincoln National Corp.                                        1,691,400
 ....................................................................................................
                  14,995   Merrill Lynch & Co., Inc.                                     1,252,083
 ....................................................................................................
                  13,546   Morgan (J.P.) & Co., Inc.                                     1,715,262
 ....................................................................................................
                  60,255   National City Corp.                                           1,427,290
 ....................................................................................................
                   8,900   National Discount Brokers Group, Inc.                           234,738
 ....................................................................................................
                 289,000   Nikko Securities Co. Ltd. (Japan) (NON)                       3,657,046
 ....................................................................................................
                  31,500   Overseas-Chinese Banking Corp. Ltd.
                           (Singapore)                                                     289,633
 ....................................................................................................
                  60,640   Overseas Union Bank Ltd. (Singapore)                            355,313
 ....................................................................................................
                  38,927   PNC Bank Corp.                                                1,732,252
 ....................................................................................................
                   8,600   Promise Co., Ltd. (Japan)                                       437,659
 ....................................................................................................
                  23,765   Providian Financial Corp.                                     2,164,100
 ....................................................................................................
                  33,735   Reliastar Financial Corp.                                     1,321,990
 ....................................................................................................
                  20,484   Svenska Handelsbanken (Sweden)                                  257,691
 ....................................................................................................
                  24,775   Travelers Property Casualty Corp.                               848,544
 ....................................................................................................
                  28,512   United Overseas Bank Ltd. (Singapore) (NON)                     251,879
 ....................................................................................................
                  39,027   Washington Mutual, Inc.                                       1,014,702
----------------------------------------------------------------------------------------------------
                                                                                        65,324,557
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (0.6%)
 ....................................................................................................
                   5,200   ArthroCare Corp. (NON)                                          317,200
 ....................................................................................................
                  22,445   Bausch & Lomb, Inc.                                           1,536,080
 ....................................................................................................
                  26,975   Baxter International, Inc.                                    1,694,367
 ....................................................................................................
                   4,800   Igen, Inc. (NON)                                                142,800
 ....................................................................................................
                  40,975   Mallinckrodt Inc.                                             1,303,517
 ....................................................................................................
                  16,000   Osteotech, Inc. (NON)                                           214,000
 ....................................................................................................
                  12,600   ResMed Inc. (NON)                                               526,050
 ....................................................................................................
                   6,300   Ventana Medical Systems, Inc. (NON)                             156,713
----------------------------------------------------------------------------------------------------
                                                                                         5,890,727
----------------------------------------------------------------------------------------------------
Metals and Mining (0.2%)
 ....................................................................................................
                  23,630   Alcoa Inc.                                                    1,961,290
 ....................................................................................................
                   3,900   Pohang Iron & Steel Company, Ltd. ADR
                           (South Korea)                                                   136,500
 ....................................................................................................
                     580   Pohang Iron & Steel Company, Ltd.
                           (South Korea)                                                    65,474
----------------------------------------------------------------------------------------------------
                                                                                         2,163,264
----------------------------------------------------------------------------------------------------
Oil and Gas (4.1%)
 ....................................................................................................
                  18,460   Atlantic Richfield Co.                                        1,596,790
 ....................................................................................................
                   3,200   British Petroleum Co. PLC
                           (United Kingdom)                                                 32,179
 ....................................................................................................
                  27,700   Burlington Resources Inc.                                       915,831
 ....................................................................................................
                  17,270   Chevron, Inc.                                                 1,496,014
 ....................................................................................................
                 124,340   Conoco, Inc.                                                  3,077,415
 ....................................................................................................
                  34,385   El Paso Energy Corp.                                          1,334,568
 ....................................................................................................
                  79,200   Enron Corp.                                                   3,514,500
 ....................................................................................................
                 117,718   Exxon Mobil Corp.                                             9,483,656
 ....................................................................................................
                  23,320   Halliburton Co.                                                 938,630
 ....................................................................................................
                  69,975   Occidental Petroleum Corp.                                    1,513,209
 ....................................................................................................
                  78,535   Royal Dutch Petroleum Co. PLC
                           ADR (Netherlands)                                             4,746,459
 ....................................................................................................
                  22,620   Schlumberger Ltd.                                             1,272,375
 ....................................................................................................
                 507,532   Shell Transportation & Trading
                           (United Kingdom)                                              4,218,217
 ....................................................................................................
                  12,390   Texaco, Inc.                                                    672,932
 ....................................................................................................
                  42,300   Tosco Corp.                                                   1,150,031
 ....................................................................................................
                  29,221   Total S.A. Class B (France)                                   3,895,013
 ....................................................................................................
                   4,379   Transocean Sedco Forex Inc.                                     147,525
 ....................................................................................................
                  40,785   Williams Cos., Inc.                                           1,246,492
----------------------------------------------------------------------------------------------------
                                                                                        41,251,836
----------------------------------------------------------------------------------------------------
Packaging and Containers (0.2%)
 ....................................................................................................
                  17,700   Sealed Air Corp. (NON)                                          917,081
 ....................................................................................................
                  56,895   Smurfit-Stone Container Corp. (NON)                           1,393,928
----------------------------------------------------------------------------------------------------
                                                                                         2,311,009
----------------------------------------------------------------------------------------------------
Paper and Forest Products (0.7%)
 ....................................................................................................
                  19,522   Abitibi-Consolidated Inc. (Canada)                              227,957
 ....................................................................................................
                  77,910   Boise Cascade Corp.                                           3,155,355
 ....................................................................................................
                  62,700   Jefferson Smurfit Group PLC (Ireland)                           187,885
 ....................................................................................................
                  22,439   Stora Enso Oyj Class R (Finland)                                390,750
 ....................................................................................................
                   4,500   Stora Enso Oyj Class A (Finland)                                 79,675
 ....................................................................................................
                  42,475   Weyerhaeuser Co.                                              3,050,236
----------------------------------------------------------------------------------------------------
                                                                                         7,091,858
----------------------------------------------------------------------------------------------------
Pharmaceuticals (4.0%)
 ....................................................................................................
                  20,200   Allergan, Inc.                                                1,004,950
 ....................................................................................................
                  66,875   American Home Products Corp.                                  2,637,383
 ....................................................................................................
                  48,400   Amgen Inc. (NON)                                              2,907,025
 ....................................................................................................
                     524   Ares-Serono Group Class B, (Switzerland)                      1,119,095
 ....................................................................................................
                  30,272   Aventis S.A. (France)                                         1,751,107
 ....................................................................................................
                  14,000   Biogen, Inc. (NON)                                            1,183,000
 ....................................................................................................
                  77,490   Bristol-Myers Squibb Co.                                      4,973,889
 ....................................................................................................
                  13,500   Cephalon, Inc. (NON)                                            466,594
 ....................................................................................................
                  17,000   Eisai Co. Ltd. (Japan)                                          326,923
 ....................................................................................................
                  21,324   Elan Corp. PLC ADR (Ireland)                                    612,399
 ....................................................................................................
                   8,400   ILEX Oncology Inc. (NON)                                        202,650
 ....................................................................................................
                  11,100   Immunex Corp. (NON)                                           1,215,450
 ....................................................................................................
                  41,900   Johnson & Johnson                                             3,901,938
 ....................................................................................................
                   9,250   Medicis Pharmaceutical Corp. Class A (NON)                      393,703
 ....................................................................................................
                  38,235   Merck & Co., Inc.                                             2,564,135
 ....................................................................................................
                  53,650   Monsanto Co.                                                  1,911,281
 ....................................................................................................
                  21,300   Neurocrine Biosciences, Inc. (NON)                              527,175
 ....................................................................................................
                  47,852   Pharmacia & Upjohn, Inc.                                      2,153,340
 ....................................................................................................
                  15,850   Priority Healthcare Corp. Class B (NON)                         458,659
 ....................................................................................................
                  26,878   Sanofi-Synthelabo SA (France) (NON)                           1,117,803
 ....................................................................................................
                  99,100   Schering-Plough Corp.                                         4,180,781
 ....................................................................................................
                   5,000   Trimeris, Inc. (NON)                                            118,125
 ....................................................................................................
                  52,000   Warner-Lambert Co.                                            4,260,750
 ....................................................................................................
                   8,000   Yamanouchi Pharmaceutical Co., Ltd.
                           (Japan)                                                         279,507
----------------------------------------------------------------------------------------------------
                                                                                        40,267,662
----------------------------------------------------------------------------------------------------
Photography (0.2%)
 ....................................................................................................
                     200   Canon, Inc. (Japan)                                               7,947
 ....................................................................................................
                  25,500   Eastman Kodak Co. (NON)                                       1,689,375
----------------------------------------------------------------------------------------------------
                                                                                         1,697,322
----------------------------------------------------------------------------------------------------
Publishing (0.3%)
 ....................................................................................................
                  18,875   McGraw-Hill, Inc.                                             1,163,172
 ....................................................................................................
                  26,805   Times Mirror Co. Class A                                      1,795,935
----------------------------------------------------------------------------------------------------
                                                                                         2,959,107
----------------------------------------------------------------------------------------------------
Real Estate (0.1%)
 ....................................................................................................
                  80,000   Cheung Kong Infrastructure Holdings
                           (Hong Kong)                                                   1,016,339
----------------------------------------------------------------------------------------------------
Recreation (0.1%)
 ....................................................................................................
                  12,900   Cinar Films, Inc. Class B, (Canada)                             316,050
 ....................................................................................................
                 118,705   EMI Group PLC (United Kingdom)                                1,164,918
----------------------------------------------------------------------------------------------------
                                                                                         1,480,968
----------------------------------------------------------------------------------------------------
Retail (3.4%)
 ....................................................................................................
                   9,662   99 Cents Only Stores (NON)                                      369,572
 ....................................................................................................
                  16,300   Cost Plus, Inc. (NON)                                           580,688
 ....................................................................................................
                   5,700   Costco Wholesale Corp. (NON)                                    520,125
 ....................................................................................................
                  36,500   CVS Corp.                                                     1,457,719
 ....................................................................................................
                  37,000   Dayton Hudson Corp.                                           2,717,188
 ....................................................................................................
                  21,377   Factory 2-U Stores, Inc.                                        606,572
 ....................................................................................................
                  10,400   Fatbrain.com, Inc.                                              260,650
 ....................................................................................................
                  59,160   Federated Department Stores, Inc. (NON)                       2,991,278
 ....................................................................................................
                 111,600   Home Depot, Inc. (The)                                        7,651,575
 ....................................................................................................
                  13,000   Ito-Yokado Co., Ltd. (Japan)                                  1,412,214
 ....................................................................................................
                  98,810   K mart Corp. (NON)                                              994,276
 ....................................................................................................
                   5,400   Kojima Co Ltd. (Japan)                                          211,392
 ....................................................................................................
                  15,900   Linens 'N Things, Inc. (NON)                                    471,038
 ....................................................................................................
                  11,000   REX Stores Corp. (NON)                                          385,000
 ....................................................................................................
                  87,680   Rite Aid Corp.                                                  980,920
 ....................................................................................................
                  62,260   Saks, Inc. (NON)                                                968,921
 ....................................................................................................
                  27,200   Sunglass Hut International, Inc. (NON)                          306,000
 ....................................................................................................
                 178,000   TJX Cos., Inc. (The)                                          3,637,875
 ....................................................................................................
                   7,500   Tuesday Morning Corp. (NON)                                     138,281
 ....................................................................................................
                  24,084   Tweeter Home Entertainment
                           Group, Inc. (NON)                                               854,982
 ....................................................................................................
                 104,400   Wal-Mart Stores, Inc.                                         7,216,650
----------------------------------------------------------------------------------------------------
                                                                                        34,732,916
----------------------------------------------------------------------------------------------------
Specialty Consumer Products (0.2%)
 ....................................................................................................
                  15,448   Gucci Group N.V. (Netherlands)                                1,768,796
----------------------------------------------------------------------------------------------------
Telecommunications (7.1%)
 ....................................................................................................
                   2,576   Adelphia Business Solutions, Inc. (NON)                         123,624
 ....................................................................................................
                   3,600   Aether Systems, Inc. (NON)                                      257,850
 ....................................................................................................
                     430   Alcatel Alsthom CGE S.A. (France)                                98,628
 ....................................................................................................
                  57,590   ALLTEL Corp.                                                  4,761,973
 ....................................................................................................
                  32,550   BCE, Inc. (Canada)                                            2,949,552
 ....................................................................................................
                  10,500   Black Box Corp. (NON)                                           703,500
 ....................................................................................................
                  96,727   British Telecommunications PLC ADR                            2,364,105
 ....................................................................................................
                  10,500   Cable & Wireless Communications
                           (United Kingdom)                                                150,959
 ....................................................................................................
                  76,800   Cable & Wireless Optus Ltd. (Australia) (NON)                   256,634
 ....................................................................................................
                 100,000   Cable & Wireless PLC (United Kingdom)                         1,694,555
 ....................................................................................................
                  45,774   Carso Global Telecom (Mexico)                                   430,643
 ....................................................................................................
                 527,000   China Telecom Ltd. (Hong Kong) (NON)                          3,295,021
 ....................................................................................................
                   8,800   CTC Communications Group, Inc. (NON)                            343,338
 ....................................................................................................
                     138   DDI Corp. (Japan)                                             1,890,781
 ....................................................................................................
                  10,207   France Telecom S.A. (France) (NON)                            1,348,220
 ....................................................................................................
                   4,000   GlobeSpan, Inc. (NON)                                           260,500
 ....................................................................................................
                   1,200   Helsingin Puhelin Oyj (Helsinki
                           Telephone Corp.) Class E, (Finland)                              99,835
 ....................................................................................................
                   1,902   HPY Holding Oyj (Finland)                                        71,275
 ....................................................................................................
                   8,100   Intermedia Communications, Inc. (NON)                           314,381
 ....................................................................................................
                  17,400   JDS Uniphase Corp. (NON)                                      2,806,838
 ....................................................................................................
                   2,517   KDD Corp. (Japan) (NON)                                         348,803
 ....................................................................................................
                   8,610   Korea Telecom Corp. (South Korea)                               643,598
 ....................................................................................................
                  20,100   Lightbridge, Inc. (NON)                                         557,775
 ....................................................................................................
                  65,900   Lucent Technologies, Inc.                                     4,930,144
 ....................................................................................................
                  23,400   MCI WorldCom, Inc. (NON)                                      1,241,663
 ....................................................................................................
                     107   MGC Communications, Inc. (NON)                                    5,430
 ....................................................................................................
                  17,200   Natural Microsystems Corp. (NON)                                805,175
 ....................................................................................................
                  26,100   NEXTEL Communications, Inc. Class A (NON)                     2,691,563
 ....................................................................................................
                  25,000   Nokia Corp. ADR (Finland)                                     4,750,000
 ....................................................................................................
                   5,030   Nortel Networks Corp. (Canada)                                  506,892
 ....................................................................................................
                      23   NTT Mobile Communications
                           (Luxembourg)                                                    884,615
 ....................................................................................................
                   8,600   Omnipoint Corp. (NON)                                         1,037,375
 ....................................................................................................
                  38,886   Orange PLC ADR (United Kingdom)                               1,312,864
 ....................................................................................................
                  25,934   Oy Nokia AB Class A (Finland)                                 4,696,129
 ....................................................................................................
                  44,500   Pinnacle Holdings Inc. (NON)                                  1,885,688
 ....................................................................................................
                   8,600   Powerwave Technologies, Inc. (NON)                              502,025
 ....................................................................................................
                  36,225   Price Communications Corp (NON)                               1,007,508
 ....................................................................................................
                  10,400   Proxim, Inc. (NON)                                            1,144,000
 ....................................................................................................
                  24,600   QUALCOMM, Inc. (NON)                                          4,332,675
 ....................................................................................................
                  30,100   Somera Communications, Inc. (NON)                               374,369
 ....................................................................................................
                  11,000   Spectrian Corp. (NON)                                           310,750
 ....................................................................................................
                  22,400   Sprint PCS                                                    2,296,000
 ....................................................................................................
                   9,124   Tele Centro Sul Participacoes S.A. (Brazil)                     828,003
 ....................................................................................................
                 276,587   Telecom Italia Mobile SpA (Italy) (NON)                       3,085,754
 ....................................................................................................
                  49,460   Telefonaktiebolaget LM Ericsson
                           Class B,  (Sweden)                                            3,180,838
 ....................................................................................................
                  22,995   Telesp Celular Participacoes S.A.
                           ADR (Brazil)                                                    974,413
 ....................................................................................................
                       3   Telesp Participacoes S.A. (Brazil)                                   64
 ....................................................................................................
                  50,462   Telfonica S.A. (Spain)                                        1,258,966
 ....................................................................................................
                   8,700   Tellabs, Inc. (NON)                                             558,431
 ....................................................................................................
                     681   Viatel, Inc. (NON)                                               36,519
 ....................................................................................................
                   7,800   VoiceStream Wireless Corp. (NON)                              1,110,038
 ....................................................................................................
                   4,999   WinStar Communications. Inc. (NON)                              376,175
 ....................................................................................................
                     157   World Access, Inc. (NON)                                          3,022
----------------------------------------------------------------------------------------------------
                                                                                        71,899,476
----------------------------------------------------------------------------------------------------
Telephone Services (1.1%)
 ....................................................................................................
                  21,700   Airgate PCS, Inc. (NON)                                       1,144,675
 ....................................................................................................
                      99   Nippon Telegraph and Telephone Corp.
                           (Japan) (NON)                                                 1,695,537
 ....................................................................................................
                 161,288   SBC Communications, Inc. (NON) (SEG)                          7,862,790
----------------------------------------------------------------------------------------------------
                                                                                        10,703,002
----------------------------------------------------------------------------------------------------
Transportation (0.9%)
 ....................................................................................................
                  59,058   Burlington Northern Santa Fe Corp.                            1,432,157
 ....................................................................................................
                 115,000   Cathay Pacific Airways (Hong Kong)                              204,908
 ....................................................................................................
                  28,855   CSX Corp.                                                       905,326
 ....................................................................................................
                  19,975   Delta Air Lines, Inc.                                           995,005
 ....................................................................................................
                  21,350   Eagle USA Airfreight, Inc. (NON)                                920,719
 ....................................................................................................
                  18,300   Expeditors International of
                           Washington, Inc.                                                801,769
 ....................................................................................................
                  23,800   FDX Corp. (NON)                                                 974,313
 ....................................................................................................
                  18,600   Fritz Companies, Inc. (NON)                                     195,300
 ....................................................................................................
                 134,400   Southwest Airlines Co. (NON)                                  2,175,600
----------------------------------------------------------------------------------------------------
                                                                                         8,605,097
----------------------------------------------------------------------------------------------------
Utilities (3.9%)
 ....................................................................................................
                  67,087   AT&T Corp.                                                    3,404,665
 ....................................................................................................
                 107,796   AT&T Corp. Class A                                            6,117,423
 ....................................................................................................
                  50,115   Bell Atlantic Corp.                                           3,085,205
 ....................................................................................................
                  57,315   BellSouth Corp.                                               2,683,058
 ....................................................................................................
                  45,945   CiNergy Corp.                                                 1,108,423
 ....................................................................................................
                  26,594   Companhia Energetica de Minas Gerais
                           ADR (Brazil)                                                    585,068
 ....................................................................................................
                  36,495   Consolidated Edison, Inc.                                     1,259,078
 ....................................................................................................
                  33,575   Dominion Resources, Inc.                                      1,317,819
 ....................................................................................................
                  31,695   Duke Energy Corp.                                             1,588,712
 ....................................................................................................
                  55,772   Edison International                                          1,460,529
 ....................................................................................................
                  58,380   Entergy Corp.                                                 1,503,285
 ....................................................................................................
                  41,995   GTE Corp.                                                     2,963,272
 ....................................................................................................
                  32,200   Independent Energy Holdings PLC
                           (United Kingdom) (NON)                                        1,072,663
 ....................................................................................................
                     720   Korea Electric Power Corp. (South Korea)                         22,330
 ....................................................................................................
                  32,094   Korea Electric Power Corp.
                           ADR (South Korea)                                               537,575
 ....................................................................................................
                 104,561   Scottish Power PLC (United Kingdom)                             792,178
 ....................................................................................................
                  96,925   Sprint Corp.                                                  6,524,264
 ....................................................................................................
                  14,856   Telefonos de Mexico S.A. ADR
                           Class L (Mexico)                                              1,671,300
 ....................................................................................................
                  35,220   Texas Utilities Co.                                           1,252,511
----------------------------------------------------------------------------------------------------
                                                                                        38,949,358
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $507,101,203)                                        $690,672,634
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (8.4%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
Advertising (0.1%)
 ....................................................................................................
                $100,000   Adams Outdoor Advertising sr. notes
                           10 3/4s, 2006                                                  $104,500
 ....................................................................................................
                 255,000   Lamar Media Corp. company guaranty
                           9 5/8s, 2006                                                    263,288
 ....................................................................................................
                 225,000   Lamar Media Corp. sr. sub. notes
                           9 1/4s, 2007                                                    222,188
 ....................................................................................................
                  15,000   Outdoor Systems, Inc. sr. sub. notes
                           9 3/8s, 2006                                                     15,413
 ....................................................................................................
                 100,000   Outdoor Systems, Inc. company
                           guaranty 8 7/8s, 2007                                           103,125
----------------------------------------------------------------------------------------------------
                                                                                           708,514
----------------------------------------------------------------------------------------------------
Aerospace and Defense (0.3%)
 ....................................................................................................
                  20,000   Argo-Tech Corp. company guaranty
                           8 5/8s, 2007                                                     17,600
 ....................................................................................................
                  60,000   Argo-Tech Corp. company guaranty
                           Ser. D, 8 5/8s, 2007                                             52,800
 ....................................................................................................
                 110,000   Aviation Sales Co. company guaranty
                           8 1/8s, 2008                                                     94,050
 ....................................................................................................
                 280,000   BE Aerospace, Inc. sr. sub. notes
                           9 1/2s, 2008                                                    261,800
 ....................................................................................................
                  25,000   K&F Industries, Inc. sr. sub. notes
                           Ser. B, 9 1/4s, 2007                                             24,000
 ....................................................................................................
                  50,000   L-3 Communications Corp. sr. sub. notes
                           Ser. B, 10 3/8s, 2007                                            51,500
 ....................................................................................................
                  50,000   L-3 Communications Corp. sr. sub. notes
                           8 1/2s, 2008                                                     46,875
 ....................................................................................................
                  50,000   L-3 Communications Corp. company
                           guaranty Ser. B, 8s, 2008                                        45,375
 ....................................................................................................
               1,125,000   Lockheed Martin Corp. bonds
                           8 1/2s, 2029                                                  1,126,013
 ....................................................................................................
                 810,000   Lockheed Martin Corp. company
                           guaranty 7 1/4s, 2006                                           772,627
 ....................................................................................................
                 400,000   Raytheon Co. notes 6 3/4s, 2007                                 373,172
----------------------------------------------------------------------------------------------------
                                                                                         2,865,812
----------------------------------------------------------------------------------------------------
Agriculture (0.1%)
 ....................................................................................................
                 645,457   Premium Standard Farms, Inc. sr. sec.
                           notes 11s, 2003 (PIK)                                           588,980
----------------------------------------------------------------------------------------------------
Apparel (--%)
 ....................................................................................................
                 210,000   Fruit of the Loom company guaranty
                           8 7/8s, 2006 (In default) (NON)                                   8,400
 ....................................................................................................
                  50,000   William Carter Holdings Co. sr. sub. notes
                           Ser. A, 12s, 2008                                                48,000
 ....................................................................................................
                 125,000   William Carter Holdings Co. sr. sub. notes
                           Ser. A, 10 3/8s, 2006                                           113,750
----------------------------------------------------------------------------------------------------
                                                                                           170,150
----------------------------------------------------------------------------------------------------
Automotive (0.5%)
 ....................................................................................................
                 290,000   Aftermarket Technology Corp. sr. sub.
                           notes 12s, 2004                                                 290,725
 ....................................................................................................
                 380,000   Chrysler Corp. deb. Ser. B, 7.45s, 2097                         351,918
 ....................................................................................................
                 345,000   DaimlerChrysler Corp. company
                           guaranty 7.2s, 2009                                             338,873
 ....................................................................................................
                 920,000   Delphi Automotive Systems Corp. notes
                           6 1/8s, 2004                                                    870,283
 ....................................................................................................
                  90,000   Dura Operating Corp. company guaranty
                           Ser. B, 9s, 2009                                                 84,600
 ....................................................................................................
                  90,000   Federal Mogul Corp. notes 7 1/2s, 2009                           79,772
 ....................................................................................................
                  60,000   Federal Mogul Corp. notes 7 3/8s, 2006                           54,770
 ....................................................................................................
                 665,000   Ford Motor Co. bonds 6 5/8s, 2028                               576,901
 ....................................................................................................
                 170,000   Hayes Lemmerz International, Inc.
                           company guaranty Ser. B, 8 1/4s, 2008                           154,700
 ....................................................................................................
               1,810,000   Hertz Corp. sr. notes 7s, 2028                                1,603,642
 ....................................................................................................
                  75,000   Lear Corp. sub. notes 9 1/2s, 2006                               75,188
 ....................................................................................................
                 180,000   Navistar International Corp. sr. notes
                           Ser. B, 8s, 2008                                                171,000
 ....................................................................................................
                 250,000   Navistar International Corp. sr. notes
                           Ser. B, 7s, 2003                                                239,375
 ....................................................................................................
                  45,000   Safety Components International, Inc.
                           sr. sub. notes Ser. B, 10 1/8s, 2007                             17,100
 ....................................................................................................
                 160,000   Talon Automotive Group sr. sub. notes
                           Ser. B, 9 5/8s, 2008                                             99,200
----------------------------------------------------------------------------------------------------
                                                                                         5,008,047
----------------------------------------------------------------------------------------------------
Banks (0.5%)
 ....................................................................................................
                 215,000   Chevy Chase Savings Bank Inc. sub. deb.
                           9 1/4s, 2005                                                    205,325
 ....................................................................................................
               1,010,000   BankAmerica Corp. sr. notes 5 7/8s, 2009                        899,344
 ....................................................................................................
                  40,000   Delta Financial Corp. sr. notes
                           9 1/2s, 2004                                                     25,600
 ....................................................................................................
               1,180,000   Fleet Boston Corp. sub. notes
                           7 3/8s, 2009                                                  1,155,751
 ....................................................................................................
               1,290,000   Merita Bank Ltd. sub. notes 6 1/2s,
                           2006 (Finland)                                                1,219,914
 ....................................................................................................
                  15,000   Ocwen Capital Trust I company
                           guaranty 10 7/8s, 2027                                            9,300
 ....................................................................................................
                   5,000   Ocwen Federal Bank FSB sub. deb.
                           12s, 2005                                                         4,675
 ....................................................................................................
                  10,000   Ocwen Financial Corp. notes
                           11 7/8s, 2003                                                     9,200
 ....................................................................................................
                  70,000   Provident Capital Trust company
                           guaranty 8.6s, 2026                                              63,682
 ....................................................................................................
                 535,000   Provident Companies, Inc. bonds
                           7.405s, 2038                                                    451,042
 ....................................................................................................
                  80,000   Riggs Capital Trust 144A bonds
                           8 5/8s, 2026                                                     69,159
 ....................................................................................................
                 650,000   St. Paul Bancorp sr. notes 7 1/8s,
                           2004                                                            629,564
 ....................................................................................................
                   5,000   Webster Capital Trust I 144A bonds
                           9.36s, 2027                                                       4,617
----------------------------------------------------------------------------------------------------
                                                                                         4,747,173
----------------------------------------------------------------------------------------------------
Basic Industrial Products (0.1%)
 ....................................................................................................
                 250,000   American Standard Companies, Inc.
                           sr. notes 7 3/8s, 2008                                          231,875
 ....................................................................................................
                 170,000   Ball Corp. company guaranty 8 1/4s, 2008                        164,475
 ....................................................................................................
                 180,000   Ball Corp. company guaranty 7 3/4s, 2006                        175,500
 ....................................................................................................
                  95,000   Owens-Illinois, Inc. sr. notes 8.1s, 2007                        89,763
 ....................................................................................................
                 170,000   Owens-Illinois, Inc. sr. notes 7.15s, 2005                      157,180
----------------------------------------------------------------------------------------------------
                                                                                           818,793
----------------------------------------------------------------------------------------------------
Broadcasting (0.4%)
 ....................................................................................................
                  10,000   Adelphia Communications Corp.
                           sr. notes Ser. B, 10 1/4s, 2000                                  10,050
 ....................................................................................................
                 245,000   Affinity Group Holdings sr. notes
                           11s, 2007                                                       225,400
 ....................................................................................................
                 150,000   Allbritton Communications Co. sr. sub.
                           deb. Ser. B, 9 3/4s, 2007                                       150,000
 ....................................................................................................
                  88,000   AMFM Inc. deb.
                           12 5/8s, 2006 (PIK)                                              99,440
 ....................................................................................................
                 175,000   Capstar Broadcasting sr. disc. notes
                           stepped-coupon zero %
                           (12 3/4s, 2/1/02), 2009 (STP)                                   156,406
 ....................................................................................................
                 110,000   Capstar Broadcasting sr. sub. notes
                           9 1/4s, 2007                                                    111,925
 ....................................................................................................
                  10,000   Central European Media Enterprises
                           Ltd. sr. notes 9 3/8s, 2004 (Bermuda)                             4,000
 ....................................................................................................
                 290,000   Chancellor Media Corp. company
                           guaranty 8s, 2008                                               290,000
 ....................................................................................................
                 370,000   Charter Communications Holdings LLC
                           sr. notes 8 5/8s, 2009                                          344,563
 ....................................................................................................
                  40,000   Citadel Broadcasting, Inc. sr. sub. notes
                           10 1/4s, 2007                                                    42,000
 ....................................................................................................
                 270,000   Citadel Broadcasting, Inc. company
                           guaranty 9 1/4s, 2008                                           270,000
 ....................................................................................................
                 100,000   Comcast UK Cable, Ltd. deb.
                           stepped-coupon zero %
                           (11.2s, 11/15/00), 2007 (Bermuda) (STP)                          95,000
 ....................................................................................................
                 320,000   Echostar DBS Corp. sr. notes 9 3/8s, 2009                       320,800
 ....................................................................................................
                 130,000   Fox Family Worldwide, Inc. sr. notes
                           9 1/4s, 2007                                                    119,600
 ....................................................................................................
                  60,000   Fox/Liberty Networks LLC sr. notes
                           8 7/8s, 2007                                                     61,050
 ....................................................................................................
                 225,000   Granite Broadcasting Corp. sr. sub.
                           notes 9 3/8s, 2005                                              225,563
 ....................................................................................................
                  10,000   Lamar Media Corp. company guaranty
                           8 5/8s, 2007                                                      9,800
 ....................................................................................................
                 110,000   Lenfest Communications, Inc. sr. notes
                           8 3/8s, 2005                                                    111,972
 ....................................................................................................
                 100,000   Lenfest Communications, Inc. sr. sub.
                           notes 8 1/4s, 2008                                               99,000
 ....................................................................................................
                  30,000   Pegasus Communications Corp. sr. notes
                           Ser. B, 9 3/4s, 2006                                             30,525
 ....................................................................................................
                  10,000   Radio One Inc. company guaranty
                           stepped-coupon Ser. B, 7s,
                           (12s, 5/15/00), 2004 (STP)                                       10,675
 ....................................................................................................
                 100,000   Sinclair Broadcast Group, Inc. sr. sub. notes
                           8 3/4s, 2007                                                     92,500
 ....................................................................................................
               1,050,000   TCI Communications, Inc. sr. notes
                           8.65s, 2004                                                   1,113,851
----------------------------------------------------------------------------------------------------
                                                                                         3,994,120
----------------------------------------------------------------------------------------------------
Building and Construction (0.1%)
 ....................................................................................................
                  90,000   Albecca Inc. company guaranty
                           10 3/4s, 2008                                                    60,975
 ....................................................................................................
                  25,000   American Architectural Products Corp.
                           company guaranty 11 3/4s, 2007                                    7,250
 ....................................................................................................
                  40,000   Atrium Companies Inc. company
                           guaranty Ser. B, 10 1/2s, 2009                                   39,100
 ....................................................................................................
                 200,000   Building Materials Corp. company
                           guaranty 8s, 2008                                               181,000
 ....................................................................................................
                  25,000   Cia Latino Americana 144A company
                           guaranty 11 5/8s, 2004 (Argentina)                               16,000
 ....................................................................................................
                 100,000   Decora Industries, Inc. sr. sec. notes
                           Ser. B, 11s, 2005                                                80,000
 ....................................................................................................
                 180,000   D.R. Horton Inc. company guaranty
                           10s, 2006                                                       185,400
 ....................................................................................................
                  50,000   D.R. Horton, Inc. company guaranty
                           8s, 2009                                                         45,750
 ....................................................................................................
                  40,000   Jackson Products, Inc. company
                           guaranty Ser. B, 9 1/2s, 2005                                    37,000
 ....................................................................................................
                  70,000   NCI Building Systems Inc. sr. sub. notes
                           Ser. B, 9 1/4s, 2009                                             66,850
 ....................................................................................................
                  80,000   Toll Corp. company guaranty 8 1/8s, 2009                         74,200
----------------------------------------------------------------------------------------------------
                                                                                           793,525
----------------------------------------------------------------------------------------------------
Business Equipment and Services (0.1%)
 ....................................................................................................
                 175,000   Iron Mountain, Inc. med. term notes
                           company guaranty 10 1/8s, 2006                                  178,500
 ....................................................................................................
                 220,000   Iron Mountain, Inc. company guaranty
                           8 3/4s, 2009                                                    211,200
 ....................................................................................................
                  50,000   Outsourcing Solutions, Inc. sr. sub. notes
                           Ser. B, 11s, 2006                                                47,000
 ....................................................................................................
                 110,000   U.S. Office Products Co. company
                           guaranty 9 3/4s, 2008                                            56,100
 ....................................................................................................
                 153,000   United Stationer Supply, Inc. sr. sub. notes
                           12 3/4s, 2005                                                   164,858
----------------------------------------------------------------------------------------------------
                                                                                           657,658
----------------------------------------------------------------------------------------------------
Cable Television (0.2%)
 ....................................................................................................
                 240,000   Acme Television sr. disc. notes
                           stepped-coupon zero %
                           (10 7/8s, 9/30/00), 2004 (STP)                                  216,000
 ....................................................................................................
                  60,000   Adelphia Communications Corp. sr. notes
                           Ser. B, 8 3/8s, 2008                                             55,800
 ....................................................................................................
                  90,000   Adelphia Communications Corp. sr. notes
                           7 7/8s, 2009                                                     81,000
 ....................................................................................................
                 300,000   CSC Holdings, Inc. sr. sub. deb.
                           9 7/8s, 2013                                                    316,500
 ....................................................................................................
                  10,000   CSC Holdings, Inc. sr. sub. notes
                           9 1/4s, 2005                                                     10,425
 ....................................................................................................
                 238,000   CSC Holdings, Inc. deb. Ser. B,
                           8 1/8s, 2009                                                    233,830
 ....................................................................................................
                  30,000   CSC Holdings, Inc. deb. 7 7/8s, 2018                             28,418
 ....................................................................................................
                  80,000   CSC Holdings, Inc. sr. notes 7 1/4s, 2008                        75,437
 ....................................................................................................
                  95,000   Diamond Cable Communication Co.
                           sr. disc. notes stepped-coupon zero %
                           (11 3/4s, 12/15/00), 2005
                           (United Kingdom) (STP)                                           89,775
 ....................................................................................................
                 125,000   Jones Intercable, Inc. sr. sub. deb.
                           10 1/2s, 2008                                                   131,563
 ....................................................................................................
                  20,000   Jones Intercable, Inc. sr. notes 9 5/8s, 2002                    20,786
 ....................................................................................................
                 238,000   Jones Intercable, Inc. sr. notes 8 7/8s, 2007                   243,484
 ....................................................................................................
                  30,000   Rogers Cablesystems Ltd. sr. notes
                           Ser. B, 10s, 2005 (Canada)                                       32,100
 ....................................................................................................
                  30,000   TeleWest Communications PLC 144A
                           11 1/4s, 2008                                                    32,625
 ....................................................................................................
                 230,000   TeleWest Communications PLC deb.
                           9 5/8s, 2006 (United Kingdom)                                   234,025
 ....................................................................................................
                 130,000   TeleWest Communications PLC 144A
                           sr. disc. notes stepped-coupon zero %
                           (9 1/4, 4/15/04), 2009 (United Kingdom) (STP)                    83,850
 ....................................................................................................
                 100,000   United Pan-Europe N.V. 144A 10 7/8s,
                           2009 (Netherlands)                                              101,500
 ....................................................................................................
                 300,000   United Pan-Europe N.V. 144A
                           stepped-coupon zero %
                           (12 1/2s, 2004), 2009 (Netherlands) (STP)                       172,500
----------------------------------------------------------------------------------------------------
                                                                                         2,159,618
----------------------------------------------------------------------------------------------------
Chemicals (0.3%)
 ....................................................................................................
               1,500,000   du Pont (E.I.) de Nemours & Co., Ltd.
                           notes 6 7/8s, 2009                                            1,452,855
 ....................................................................................................
                  60,000   Geo Specialty Chemicals, Inc. sr. sub. notes
                           10 1/8s, 2008                                                    55,500
 ....................................................................................................
                  30,000   Huntsman Corp. 144A sr. sub. notes
                           9 1/2s, 2007                                                     28,200
 ....................................................................................................
                 110,000   Huntsman Corp. 144A sr. sub. notes
                           FRN 8.872s, 2007                                                107,800
 ....................................................................................................
                 260,000   Huntsman ICI Chemicals Inc. 144A
                           sr. sub. notes 10 1/8s, 2009                                    267,800
 ....................................................................................................
                 105,000   ISP Holdings, Inc. sr. notes Ser. B,
                           9 3/4s, 2002                                                    105,131
 ....................................................................................................
                 815,000   Nova Chemical Corp. notes 7.4s,
                           2009 (Canada)                                                   767,217
 ....................................................................................................
                  30,000   Pioneer Americas Acquisition 144A
                           sr. notes 9 1/4s, 2007                                           23,700
 ....................................................................................................
                  70,000   Royster-Clark Inc. 144A 1st mtge
                           10 1/4s, 2009                                                    63,700
 ....................................................................................................
                 100,000   Sterling Chemicals Holdings sr. disc.
                           notes stepped-coupon zero %
                           (13 1/2s, 8/15/01), 2008 (STP)                                   26,000
 ....................................................................................................
                  80,000   UCAR Global Enterprises sr. sub.
                           notes Ser. B, 12s, 2005                                          83,000
----------------------------------------------------------------------------------------------------
                                                                                         2,980,903
----------------------------------------------------------------------------------------------------
Computer Services and Software (--%)
 ....................................................................................................
                  20,000   Concentric Network Corp. sr. notes
                           12 3/4s, 2007                                                    21,000
 ....................................................................................................
                 110,000   PSINet, Inc. sr. notes 11 1/2s, 2008                            115,500
 ....................................................................................................
                  60,000   PSINet, Inc. 144A sr. notes 10 1/2s, 2006                        60,900
 ....................................................................................................
                  30,000   Unisys Corp. sr. notes 7 7/8s, 2008                              29,025
 ....................................................................................................
                 200,000   Verio Inc. sr. notes 10 3/8s, 2005                              202,000
----------------------------------------------------------------------------------------------------
                                                                                           428,425
----------------------------------------------------------------------------------------------------
Conglomerates (0.1%)
 ....................................................................................................
                 110,000   Axia, Inc. company guaranty 10 3/4s, 2008                       100,925
 ....................................................................................................
                 150,000   Cathay International Ltd. 144A sr. notes
                           13s, 2008 (China)                                                75,000
 ....................................................................................................
                 650,000   Tyco International Ltd. company
                           guaranty 6 3/8s, 2005                                           608,907
 ....................................................................................................
                 455,000   Tyco International Ltd. company
                           guaranty 6 1/4s, 2003                                           436,850
----------------------------------------------------------------------------------------------------
                                                                                         1,221,682
----------------------------------------------------------------------------------------------------
Consumer Durable Goods (--%)
 ....................................................................................................
                 160,000   Iron Age Corp. company guaranty
                           9 7/8s, 2008                                                    120,000
 ....................................................................................................
                  30,000   Sealy Mattress Co. company guaranty
                           stepped-coupon Ser. B, zero %
                           (10 7/8s, 12/15/02), 2007 (STP)                                  21,150
----------------------------------------------------------------------------------------------------
                                                                                           141,150
----------------------------------------------------------------------------------------------------
Consumer Non Durables (0.1%)
 ....................................................................................................
                  30,000   French Fragrances, Inc. company
                           guaranty Ser. D, 10 3/8s, 2007                                   29,100
 ....................................................................................................
                  30,000   French Fragrances, Inc. sr. notes
                           Ser. B, 10 3/8s, 2007                                            28,350
 ....................................................................................................
                 110,000   Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                   111,650
 ....................................................................................................
                 560,000   Philip Morris Companies., Inc. notes
                           7 1/2s, 2004                                                    548,341
 ....................................................................................................
                  50,000   Revlon Consumer Products sr. notes
                           9s, 2006                                                         36,750
 ....................................................................................................
                 450,000   Revlon Consumer Products sr. sub. notes
                           8 5/8s, 2008                                                    220,500
 ....................................................................................................
                 240,000   Samsonite Corp. sr. sub. notes
                           10 3/4s, 2008                                                   202,800
 ....................................................................................................
                 120,000   Westpoint Stevens, Inc. sr. notes
                           7 7/8s, 2008                                                    108,000
----------------------------------------------------------------------------------------------------
                                                                                         1,285,491
----------------------------------------------------------------------------------------------------
Consumer Products (0.1%)
 ....................................................................................................
                 580,000   Fortune Brands, Inc. 144A sr. notes
                           7 1/8s, 2004                                                    572,843
----------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
 ....................................................................................................
                  55,000   FRD Acquisition Co. sr. notes Ser. B,
                           12 1/2s, 2004                                                    33,000
 ....................................................................................................
                 280,000   Host Marriott Travel Plaza sr. notes
                           Ser. B, 9 1/2s, 2005                                            284,900
 ....................................................................................................
                 195,000   IPC Information Systems Inc. sr. disc.
                           notes zero % (10 7/8s, 11/1/01), 2008 (STP)                     148,200
 ....................................................................................................
                  80,000   Sun International Hotels Ltd. sr. sub. notes
                           8 5/8s, 2007                                                     75,200
----------------------------------------------------------------------------------------------------
                                                                                           541,300
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (0.1%)
 ....................................................................................................
                  35,000   Celestica International Ltd. 144A
                           sr. sub. notes 10 1/2s, 2006 (Canada)                            36,750
 ....................................................................................................
                  40,000   DII Group, Inc. (The) sr. sub. notes
                           8 1/2s, 2007                                                     39,800
 ....................................................................................................
                 210,000   Dobson Communications Corp. sr. notes
                           11 3/4s, 2007                                                   236,775
 ....................................................................................................
                 200,000   Fairchild Semiconductor Corp. sr. sub.
                           notes 10 1/8s, 2007                                             204,000
 ....................................................................................................
                 275,000   Flextronics International Ltd. sr. sub.
                           notes Ser. B, 8 3/4s, 2007                                      268,125
 ....................................................................................................
                  40,000   HCC Industries, Inc. company guaranty
                           10 3/4s, 2007                                                    23,200
 ....................................................................................................
                 430,000   Metromedia Fiber Network, Inc. sr. notes
                           Ser. B, 10s, 2008                                               439,675
 ....................................................................................................
                  95,000   Motors and Gears, Inc. sr. notes
                           Ser. D, 10 3/4s, 2006                                            94,050
 ....................................................................................................
                 180,000   Viasystems, Inc. sr. notes Ser. B,
                           9 3/4s, 2007                                                     91,800
 ....................................................................................................
                 100,000   Zilog, Inc. company guaranty Ser. B,
                           9 1/2s, 2005                                                     92,000
----------------------------------------------------------------------------------------------------
                                                                                         1,526,175
----------------------------------------------------------------------------------------------------
Energy-Related (--%)
 ....................................................................................................
                   5,000   Panda Global Energy Co. company
                           guaranty 12 1/2s, 2004 (China)                                    3,000
 ....................................................................................................
                 300,000   PP&L Capital Funding, Inc. company
                           guaranty 5.9s, 2000                                             298,629
----------------------------------------------------------------------------------------------------
                                                                                           301,629
----------------------------------------------------------------------------------------------------
Entertainment (0.3%)
 ....................................................................................................
                 140,000   AMC Entertainment, Inc. sr. sub.
                           notes 9 1/2s, 2009                                              123,550
 ....................................................................................................
                 135,000   Cinemark USA, Inc. sr. sub. notes
                           8 1/2s, 2008 (Mexico)                                           117,450
 ....................................................................................................
                 370,000   Diva Systems Corp. sr. disc. notes,
                           stepped-coupon Ser. B, zero %
                           (12 5/8s, 3/1/03), 2008 (STP)                                   135,050
 ....................................................................................................
                 140,000   Fitzgeralds Gaming Corp. company
                           guaranty Ser. B, 12 1/4s, 2004 (In default) (NON)                75,250
 ....................................................................................................
                 320,000   ITT Corp. notes 6 3/4s, 2005                                    283,114
 ....................................................................................................
                 580,000   News America Holdings, Inc. deb.
                           7 3/4s, 2045                                                    527,185
 ....................................................................................................
                   3,000   Premier Parks, Inc. sr. notes 9 1/4s, 2006                        2,955
 ....................................................................................................
                  70,000   SFX Entertainment, Inc. 144A company
                           guaranty Ser. B, 9 1/8s, 2008                                    65,800
 ....................................................................................................
                  90,000   Silver Cinemas, Inc. sr. sub. notes
                           10 1/2s, 2005                                                    36,900
 ....................................................................................................
                 365,000   Time Warner Entertainment Inc. notes
                           8 7/8s, 2012                                                    393,517
 ....................................................................................................
               1,070,000   Time Warner Entertainment Inc.
                           company guaranty 6 5/8s, 2029                                   912,368
 ....................................................................................................
                 320,000   United Artists Theatre sr. sub. notes
                           9 3/4s, 2008                                                     54,400
----------------------------------------------------------------------------------------------------
                                                                                         2,727,539
----------------------------------------------------------------------------------------------------
Environmental Control (0.1%)
 ....................................................................................................
                 460,000   Allied Waste Industries, Inc. 144A
                           sr. sub. notes 10s, 2009                                        410,550
 ....................................................................................................
                 210,000   Allied Waste Industries, Inc. company
                           guaranty Ser. B, 7 7/8s, 2009                                   184,800
 ....................................................................................................
                  50,000   Allied Waste Industries, Inc. company
                           guaranty Ser. B, 7 5/8s, 2006                                    44,875
 ....................................................................................................
                 110,000   Waste Management, Inc. 144A sr. notes
                           6 7/8s, 2009                                                     92,686
----------------------------------------------------------------------------------------------------
                                                                                           732,911
----------------------------------------------------------------------------------------------------
Food and Beverages (0.1%)
 ....................................................................................................
                  30,000   Ameriserve Food Co. company guaranty
                           10 1/8s, 2007                                                    10,200
 ....................................................................................................
                  45,000   Aurora Foods, Inc. sr. sub. notes
                           Ser. B, 9 7/8s, 2007                                             45,563
 ....................................................................................................
               1,045,000   Pepsi Bottling Group Inc. sr. notes
                           Ser. B, 7s, 2029                                                945,432
 ....................................................................................................
                 140,000   RAB Enterprises, Inc. company
                           guaranty 10 1/2s, 2005                                           93,800
 ....................................................................................................
                 100,000   Triarc Consumer Products, Inc. 144A
                           sr. sub. notes 10 3/4s, 2009                                     96,750
----------------------------------------------------------------------------------------------------
                                                                                         1,191,745
----------------------------------------------------------------------------------------------------
Gaming (0.1%)
 ....................................................................................................
                  50,000   Circus Circus Enterprises, Inc. sr. notes
                           6.45s, 2006                                                      44,256
 ....................................................................................................
                 180,000   Hollywood Casino Corp. company
                           guaranty 11 1/4s, 2007                                          186,300
 ....................................................................................................
                  80,000   Horseshoe Gaming Holdings company
                           guaranty 8 5/8s, 2009                                            77,000
 ....................................................................................................
                  10,000   Isle of Capri Black Hawk LLC 144A
                           1st mortgage Ser. B, 13s, 2004                                   10,900
 ....................................................................................................
                 250,000   Mohegan Tribal Gaming, Auth. sr. sub.
                           notes 8 3/4s, 2009                                              246,875
 ....................................................................................................
                 200,000   Park Place Entertainment sr. notes
                           8 1/2s, 2006                                                    197,904
 ....................................................................................................
                  80,000   Trump A.C. 1st mtge. 11 1/4s, 2006                               64,800
 ....................................................................................................
                 190,000   Trump Castle Funding 144A sub. notes
                           10 1/4s, 2003                                                   192,375
----------------------------------------------------------------------------------------------------
                                                                                         1,020,410
----------------------------------------------------------------------------------------------------
Health Care (0.1%)
 ....................................................................................................
                  65,000   Columbia/HCA Healthcare Corp. deb.
                           8.36s, 2024                                                      60,044
 ....................................................................................................
                  50,000   Columbia/HCA Healthcare Corp.
                           med. term notes notes 7.69s, 2025                                41,000
 ....................................................................................................
                  10,000   Columbia/HCA Healthcare Corp.
                           notes 7 1/4s, 2008                                                9,000
 ....................................................................................................
                 160,000   Columbia/HCA Healthcare Corp.
                           med. term notes 6.63s, 2045                                     151,243
 ....................................................................................................
                  60,000   Conmed Corp. company guaranty
                           9s, 2008                                                         56,100
 ....................................................................................................
                 140,000   Extendicare Health Services, Inc.
                           company guaranty 9.35s, 2007                                     82,250
 ....................................................................................................
                  90,000   Hudson Respiratory Care, Inc. sr. sub.
                           notes 9 1/8s, 2008                                               72,450
 ....................................................................................................
                 160,000   Integrated Health Services, Inc. sr. sub.
                           notes Ser. A, 9 1/2s, 2007 (In default) (NON)                    13,200
 ....................................................................................................
                 110,000   Integrated Health Services, Inc. sr. sub.
                           notes Ser. A, 9 1/4s, 2008 (In default) (NON)                     9,075
 ....................................................................................................
                 130,000   Mariner Post-Acute Network, Inc. sr. sub.
                           notes Ser. B, 9 1/2s, 2007 (In default) (NON)                       650
 ....................................................................................................
                  80,000   Mariner Post-Acute Network, Inc. sr. sub.
                           notes stepped-coupon Ser. B, zero %
                           (10 1/2s, 11/1/02), 2007 (In default) (NON) (STP)                   400
 ....................................................................................................
                 260,000   Multicare Cos., Inc. sr. sub. notes 9s, 2007                     59,800
 ....................................................................................................
                  60,000   Paracelsus Healthcare sr. sub. notes
                           10s, 2006                                                        34,800
 ....................................................................................................
                  50,000   Paragon Corp. Holdings, Inc. company
                           guaranty Ser. B, 9 5/8s, 2008                                    16,000
 ....................................................................................................
                  40,000   Tenet Healthcare Corp. sr. notes
                           Ser. B, 8 1/8s, 2008                                             37,200
 ....................................................................................................
                  90,000   Tenet Healthcare Corp. sr. notes
                           Ser. B, 7 5/8s, 2008                                             83,475
 ....................................................................................................
                 125,000   Tenet Healthcare Corp. sr. sub. notes
                           8 5/8s, 2007                                                    120,938
----------------------------------------------------------------------------------------------------
                                                                                           847,625
----------------------------------------------------------------------------------------------------
Hospital Management and Medical Services (--%)
 ....................................................................................................
                  80,000   Triad Hospitals Holdings company
                           guaranty Ser. B, 11s, 2009                                       82,800
----------------------------------------------------------------------------------------------------
Insurance and Finance (1.6%)
 ....................................................................................................
                 100,000   Aames Financial Corp. sr. notes
                           9 1/8s, 2003                                                     64,000
 ....................................................................................................
                  60,000   Advanta Corp. med. term notes Ser. B,
                           7s, 2001                                                         56,250
 ....................................................................................................
                 180,000   Advanta Corp. med. term notes Ser. D,
                           6.92s, 2002                                                     164,146
 ....................................................................................................
                 970,000   AFC Capital Trust company guaranty
                           Ser. B, 8.207s, 2027                                            945,537
 ....................................................................................................
               1,010,000   American General Institute 144A
                           company guaranty 8 1/8s, 2046                                 1,007,627
 ....................................................................................................
                 590,000   Chase Manhattan Corp. sub. notes 6s,
                           2009                                                            530,853
 ....................................................................................................
                 890,000   CIT Group Holdings sr. notes 6 1/2s, 2002                       879,204
 ....................................................................................................
                 685,000   Citicorp sub. notes 6 3/8s, 2008                                633,221
 ....................................................................................................
                  80,000   Colonial Capital II 144A company
                           guaranty 8.92s, 2027                                             71,166
 ....................................................................................................
                  10,000   Contifinancial Corp. sr. notes 8 3/8s, 2003                         900
 ....................................................................................................
                  40,000   Contifinancial Corp. sr. notes 8 1/8s, 2008                       3,600
 ....................................................................................................
                 210,000   Contifinancial Corp. sr. notes 7 1/2s, 2002                      23,100
 ....................................................................................................
               1,000,000   Countrywide Home Loan Corp. company
                           guaranty med. term notes 6 1/4s, 2009                           902,570
 ....................................................................................................
                 535,000   Ford Motor Credit Corp. sr. notes
                           5.8s, 2009                                                      474,149
 ....................................................................................................
               1,175,000   Goldman Sachs Group, Inc. (The) notes
                           Ser. B, 7.35s, 2009                                           1,147,047
 ....................................................................................................
                 920,000   Heller Financial Inc. notes 6s, 2004                            873,568
 ....................................................................................................
                 480,000   Household Finance Corp. notes
                           6 1/2s, 2008                                                    444,533
 ....................................................................................................
                 575,000   Household Finance Corp. sr. unsub.
                           5 7/8s, 2009                                                    508,651
 ....................................................................................................
                 175,000   Imperial Credit Capital Trust I 144A
                           company guaranty 10 1/4s, 2002                                  136,500
 ....................................................................................................
                  85,000   Imperial Credit Industries, Inc. sr. notes
                           9 7/8s, 2007                                                     65,875
 ....................................................................................................
                  10,000   Investors Capital Trust I company
                           guaranty Ser. B, 9.77s, 2027                                      9,425
 ....................................................................................................
                 380,000   Merrill Lynch & Co., Inc. notes 6s, 2009                        340,674
 ....................................................................................................
                 500,000   Money Store, Inc. notes 8.05s, 2002                             508,570
 ....................................................................................................
               1,020,000   National Westminster Bank sub. notes
                           7 3/8s, 2009 (United Kingdom)                                   996,775
 ....................................................................................................
               1,950,000   NationsBank Corp. sub. notes
                           6 7/8s, 2005                                                  1,903,005
 ....................................................................................................
                  30,000   Nationwide Credit Inc. sr. notes
                           Ser. A, 10 1/4s, 2008                                            17,700
 ....................................................................................................
                 275,000   Orange Cogen Funding 144A company
                           guaranty 8.175s, 2022                                           259,848
 ....................................................................................................
                 705,000   Peoples Bank-Bridgeport sub. notes
                           7.2s, 2006                                                      640,986
 ....................................................................................................
                  30,000   Peoples Heritage Capital Trust
                           company guaranty Ser. B, 9.06s, 2027                             27,779
 ....................................................................................................
               1,040,000   Popular, Inc. med. term notes 6.4s, 2000                      1,037,670
 ....................................................................................................
                 270,000   RBF Finance Co. company guaranty
                           11s, 2006                                                       288,225
 ....................................................................................................
                 370,000   Sears Roebuck Acceptance Corp. notes
                           6 7/8s, 2017                                                    317,630
 ....................................................................................................
                 895,000   Sprint Capital Corp. company guaranty
                           6.9s, 2019                                                      813,985
----------------------------------------------------------------------------------------------------
                                                                                        16,094,769
----------------------------------------------------------------------------------------------------
Lodging (--%)
 ....................................................................................................
                  70,000   Epic Resorts LLC company guaranty
                           Ser. B, 13s, 2005                                                50,400
 ....................................................................................................
                 250,000   HMH Properties, Inc. company guaranty
                           Ser. B, 7 7/8s, 2008                                            222,500
----------------------------------------------------------------------------------------------------
                                                                                           272,900
----------------------------------------------------------------------------------------------------
Manufacturing (--%)
 ....................................................................................................
                 125,000   Applied Power Inc. sr. sub. notes
                           8 3/4s, 2009                                                    122,188
 ....................................................................................................
                 170,000   Blount Inc. 144A sr. sub. notes 13s, 2009                       179,350
----------------------------------------------------------------------------------------------------
                                                                                           301,538
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (--%)
 ....................................................................................................
                 100,000   Kinetic Concepts, Inc. company
                           guaranty Ser. B, 9 5/8s, 2007                                    74,000
 ....................................................................................................
                  80,000   Mediq, Inc. deb. stepped-coupon
                           zero % (13s, 6/1/03), 2009 (STP)                                  8,000
 ....................................................................................................
                 100,000   Mediq, Inc. company guaranty 11s, 2008                           40,000
----------------------------------------------------------------------------------------------------
                                                                                           122,000
----------------------------------------------------------------------------------------------------
Metals and Mining (--%)
 ....................................................................................................
                 155,000   AK Steel Corp. sr. notes 9 1/8s, 2006                           157,325
 ....................................................................................................
                 110,000   AK Steel Corp. company guaranty
                           7 7/8s, 2009                                                    103,675
 ....................................................................................................
                  32,000   Anker Coal Group, Inc. 144A sec. notes
                           14 1/4s, 2007 (PIK)                                              16,000
 ....................................................................................................
                  65,000   Continental Global Group sr. notes
                           Ser. B, 11s, 2007                                                33,800
 ....................................................................................................
                 120,000   Lodestar Holdings, Inc. company
                           guaranty 11 1/2s, 2005                                           60,000
 ....................................................................................................
                  60,000   Weirton Steel Co. sr. notes 11 3/8s, 2004                        57,900
----------------------------------------------------------------------------------------------------
                                                                                           428,700
----------------------------------------------------------------------------------------------------
Oil and Gas (0.6%)
 ....................................................................................................
                 855,000   Amerada Hess Corp. bonds 7 7/8s, 2029                           833,882
 ....................................................................................................
                 160,000   Belco Oil & Gas Corp. sr. sub. notes
                           Ser. B, 8 7/8s, 2007                                            150,000
 ....................................................................................................
                  10,000   Benton Oil & Gas Co. sr. notes
                           9 3/8s, 2007                                                      6,525
 ....................................................................................................
                 150,000   Cliffs Drilling Co. company guaranty
                           Ser. D, 10 1/4s, 2003                                           153,000
 ....................................................................................................
                 600,000   CMS Panhandle Holding Corp. sr. notes
                           6 1/8s, 2004                                                    564,684
 ....................................................................................................
                 995,000   Coastal Corp. bonds 6.95s, 2028                                 866,963
 ....................................................................................................
                 240,000   Coda Energy Inc. company
                           guaranty Ser. B, 10 1/2s, 2006                                  247,200
 ....................................................................................................
               1,000,000   Columbia Gas System, Inc. notes
                           Ser. E, 7.32s, 2010                                             934,610
 ....................................................................................................
                 245,000   Gulf Canada Resources Ltd. sr. sub. notes
                           9 5/8s, 2005 (Canada)                                           251,125
 ....................................................................................................
                 120,000   Gulf Canada Resources, Ltd. sr. notes
                           8 3/8s, 2005 (Canada)                                           115,332
 ....................................................................................................
                 655,000   K N Energy, Inc. sr. notes 6.45s, 2003                          636,706
 ....................................................................................................
                  40,000   Ocean Energy, Inc. company guaranty
                           Ser. B, 8 7/8s, 2007                                             39,700
 ....................................................................................................
                 140,000   Ocean Energy, Inc. company guaranty
                           Ser. B, 8 3/8s, 2008                                            135,100
 ....................................................................................................
                 400,000   Petro Geo-Services ADR notes 7 1/2s,
                           2007 (Norway)                                                   391,044
 ....................................................................................................
                 290,000   Pogo Producing Co. sr. sub. notes
                           Ser. B, 8 3/4s, 2007                                            279,125
 ....................................................................................................
                  60,000   RAM Energy Inc. sr. notes 11 1/2s, 2008                          26,250
 ....................................................................................................
                  50,000   Seven Seas Petroleum sr. notes
                           Ser. B, 12 1/2s, 2005                                            20,000
 ....................................................................................................
                  30,000   Snyder Oil Corp. sr. sub. notes
                           8 3/4s, 2007                                                     29,850
 ....................................................................................................
                 160,000   Vintage Petroleum sr. sub. notes
                           9 3/4s, 2009                                                    164,000
----------------------------------------------------------------------------------------------------
                                                                                         5,845,096
----------------------------------------------------------------------------------------------------
Packaging and Containers (0.1%)
 ....................................................................................................
                  20,000   AEP Industries, Inc. sr. sub. notes
                           9 7/8s, 2007                                                     19,250
 ....................................................................................................
                  35,000   Huntsman Packaging Corp. company
                           guaranty 9 1/8s, 2007                                            34,300
 ....................................................................................................
                 160,000   Packaging Corp. company guaranty
                           9 5/8s, 2009                                                    164,000
 ....................................................................................................
                  90,000   Radnor Holdings Inc. sr. notes 10s, 2003                         90,000
 ....................................................................................................
                 190,000   Riverwood International Corp. company
                           guaranty 10 7/8s, 2008                                          186,200
 ....................................................................................................
                  55,000   Riverwood International Corp. company
                           guaranty 10 1/4s, 2006                                           55,825
----------------------------------------------------------------------------------------------------
                                                                                           549,575
----------------------------------------------------------------------------------------------------
Paper and Forest Products (0.1%)
 ....................................................................................................
                 100,000   APP Finance II Mauritius Ltd. bonds
                           stepped-coupon 12s, (16s, 2/15/04),
                           2049 (Indonesia) (STP)                                           64,000
 ....................................................................................................
                  10,000   Boise Cascade Co. med. term notes
                           Ser. A, 7.43s, 2005                                               9,496
 ....................................................................................................
                   5,000   Consumers International 144A sr. notes
                           10 1/4s, 2005                                                     3,900
 ....................................................................................................
                 825,000   Georgia Pacific Corp. bonds 7 3/4s, 2029                        786,176
 ....................................................................................................
                 100,000   Pacifica Papers, Inc. sr. notes 10s,
                           2009 (Canada)                                                   103,250
 ....................................................................................................
                 190,000   Repap New Brunswick sr. notes
                           10 5/8s, 2005 (Canada)                                          176,700
 ....................................................................................................
                  40,000   Republic Group, Inc. sr. sub. notes
                           9 1/2s, 2008                                                     37,600
----------------------------------------------------------------------------------------------------
                                                                                         1,181,122
----------------------------------------------------------------------------------------------------
Pharmaceuticals (--%)
 ....................................................................................................
                 150,000   ICN Pharmaceuticals, Inc. 144A sr. notes
                           9 1/4s, 2005                                                    143,625
----------------------------------------------------------------------------------------------------
Publishing (--%)
 ....................................................................................................
                 150,000   Garden State Newspapers, Inc. sr. sub.
                           notes Ser. B, 8 3/4s, 2009                                      141,000
 ....................................................................................................
                 100,000   Garden State Newspapers, Inc. sr. sub.
                           notes 8 5/8s, 2011                                               91,500
 ....................................................................................................
                  80,000   News America Holdings, Inc. deb.
                           7.7s, 2025                                                       74,959
 ....................................................................................................
                 100,000   Perry-Judd company guaranty
                           10 5/8s, 2007                                                    88,000
 ....................................................................................................
                  28,079   Von Hoffman Press, Inc. 144A sr. sub.
                           notes 13 1/2s, 2009                                              25,552
 ....................................................................................................
                  35,000   Von Hoffman Press, Inc. 144A sr. sub.
                           notes 10 3/8s, 2007                                              34,300
----------------------------------------------------------------------------------------------------
                                                                                           455,311
----------------------------------------------------------------------------------------------------
REITs (Real Estate Investment Trusts) (0.1%)
 ....................................................................................................
               1,020,000   EOP Operating L.P. notes 6.763s, 2007                           944,316
 ....................................................................................................
                  30,000   Host Marriott L.P. sr. notes Ser. E,
                           8 3/8s, 2006                                                     28,200
 ....................................................................................................
                 210,000   Tanger Properties Ltd. partnership gtd.
                           notes 8 3/4s, 2001                                              208,079
----------------------------------------------------------------------------------------------------
                                                                                         1,180,595
----------------------------------------------------------------------------------------------------
Retail (0.2%)
 ....................................................................................................
                 855,000   Federated Department Stores, Inc.
                           sr. notes 8 1/2s, 2003                                          878,675
 ....................................................................................................
                  40,000   Home Interiors & Gifts, Inc. company
                           guaranty 10 1/8s, 2008                                           34,000
 ....................................................................................................
                  90,000   K mart Corp. med. term notes
                           8.85s, 2011                                                      83,786
 ....................................................................................................
                  10,000   K mart Corp. med. term notes
                           8.19s, 2003                                                       9,698
 ....................................................................................................
                  10,000   K mart Corp. med. term notes 8s, 2001                             9,880
 ....................................................................................................
                 980,000   Lowe's Cos., Inc. deb. 6 1/2s, 2029                             825,817
 ....................................................................................................
                  50,000   Zale Corp. sr. notes Ser. B, 8 1/2s, 2007                        48,500
----------------------------------------------------------------------------------------------------
                                                                                         1,890,356
----------------------------------------------------------------------------------------------------
Satellite Services (--%)
 ....................................................................................................
                  80,000   Golden Sky Systems company guaranty
                           Ser. B, 12 3/8s, 2006                                            84,800
 ....................................................................................................
                 250,000   ICG Communications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (10s, 2/15/03), 2008 (STP)                                      131,250
----------------------------------------------------------------------------------------------------
                                                                                           216,050
----------------------------------------------------------------------------------------------------
Shipping (--%)
 ....................................................................................................
                  30,000   International Shipholding Corp. sr. notes
                           7 3/4s, 2007                                                     27,000
----------------------------------------------------------------------------------------------------
Telecommunications (0.9%)
 ....................................................................................................
                 130,000   Adelphia Communications Corp. sr. notes
                           Ser. B, 9 7/8s, 2007                                            131,950
 ....................................................................................................
                  20,000   Allbritton Communications Co. sr. sub.
                           notes Ser. B, 8 7/8s, 2008                                       19,000
 ....................................................................................................
                  40,000   Allegiance Telecom, Inc. sr. notes
                           12 7/8s, 2008                                                    45,200
 ....................................................................................................
                 180,000   Allegiance Telecom, Inc. sr. disc. notes
                           stepped-coupon Ser. B, zero %
                           (11 3/4s, 2/15/03), 2008 (STP)                                  128,475
 ....................................................................................................
                  55,000   Barak I.T.C. sr. disc. notes
                           stepped-coupon Ser. B, zero %
                           (12 1/2s, 11/15/02), 2007 (Israel) (STP)                         29,975
 ....................................................................................................
                  70,000   Bestel S.A. de C.V. sr. disc. notes
                           stepped-coupon zero %
                           (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                          44,100
 ....................................................................................................
                  70,000   Birch Telecommunications, Inc. sr. notes
                           14s, 2008                                                        70,700
 ....................................................................................................
                 220,000   BTI Telecom Corp. sr. notes 10 1/2s, 2007                       202,400
 ....................................................................................................
                 130,000   Carrier1 Intl. S.A. sr. notes Ser. B,
                           13 1/4s, 2009 (Luxembourg)                                      136,500
 ....................................................................................................
                 175,000   Celcaribe S.A. sr. notes
                           stepped-coupon zero %
                           (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                       147,000
 ....................................................................................................
                 360,000   CellNet Data Systems, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (14s, 10/1/02), 2007 (STP)                                       45,900
 ....................................................................................................
                 270,000   Clearnet Communications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (14 3/4s, 12/15/00), 2005 (STP)                                 264,600
 ....................................................................................................
                 225,000   Colt Telecommunications Group PLC
                           sr. disc. notes stepped-coupon zero %,
                           (12s, 12/15/01), 2006
                           (United Kingdom) (STP)                                          198,000
 ....................................................................................................
                  45,000   Conecel Holdings 144A notes Ser. A,
                           14s, 2000                                                         4,500
 ....................................................................................................
                  80,000   Covad Communications Group, Inc.
                           sr. disc. notes stepped-coupon Ser. B,
                           zero % (13 1/2s, 03/15/03), 2008 (STP)                           49,800
 ....................................................................................................
                 260,000   Covad Communications Group Inc.
                           sr. notes 12 1/2s, 2009                                         268,450
 ....................................................................................................
                 100,000   DTI Holdings Inc. sr. disc. notes,
                           stepped-coupon Ser. B, zero %
                           (12 1/2s, 3/01/03), 2008 (STP)                                   36,000
 ....................................................................................................
                 100,000   Esprit Teleom Group PLC sr. notes
                           11 1/2s, 2007 (United Kingdom)                                  100,250
 ....................................................................................................
                 300,000   Firstworld Communication Corp.
                           sr. disc. notes stepped-coupon zero %
                           (13, 4/15/03), 2008 (STP)                                       180,000
 ....................................................................................................
                 160,000   Flag Ltd. 144A sr. notes 8 1/4s,
                           2008 (Bermuda)                                                  148,800
 ....................................................................................................
                 300,000   Focal Communications Corp. sr. disc.
                           notes, stepped-coupon Ser. B, zero %
                           (12 1/8s,02/15/03), 2008 (STP)                                  186,000
 ....................................................................................................
                 430,000   Global Crossing Holdings, Ltd.
                           company guaranty 9 5/8s, 2008                                   428,925
 ....................................................................................................
                 210,000   GST Telecommunications, Inc. company
                           guaranty stepped-coupon zero %
                           (13 7/8s, 12/15/00), 2005 (STP)                                 154,875
 ....................................................................................................
                 300,000   GST Telecommunications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (10 1/2s, 5/1/03), 2008 (STP)                                   145,500
 ....................................................................................................
                  60,000   Hyperion Telecommunications Corp.,
                           Inc. sr. disc. notes stepped-coupon
                           Ser. B, zero % (13s, 4/15/01), 2003 (STP)                        53,400
 ....................................................................................................
                  90,000   Hyperion Telecommunications Corp.,
                           Inc. sr. notes Ser. B, 12 1/4s, 2004                             96,300
 ....................................................................................................
                 130,000   Hyperion Telecommunications Inc.
                           sr. sub. notes 12s, 2007                                        137,150
 ....................................................................................................
                 130,000   ICG Holdings, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (13 1/2s, 9/15/00), 2005 (Canada) (STP)                         112,450
 ....................................................................................................
                 190,000   ICG Services, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (9 7/8s, 5/1/03), 2008 (STP)                                     95,950
 ....................................................................................................
                  90,000   Intelcom Group (USA), Inc. company
                           guaranty stepped-coupon zero %
                           (12 1/2s, 5/1/01), 2006 (STP)                                    67,950
 ....................................................................................................
                  85,000   Intermedia Communications, Inc.
                           sr. notes Ser. B, 8.6s, 2008                                     78,413
 ....................................................................................................
                 265,000   Intermedia Communications, Inc.
                           sr. notes Ser. B, 8 1/2s, 2008                                  241,150
 ....................................................................................................
                 300,000   International Cabletel, Inc. sr.
                           notes stepped-coupon Ser. B, zero %
                           (11 1/2s, 2/01/01), 2006 (STP)                                  270,000
 ....................................................................................................
                  55,000   ITC Deltacom, Inc. sr. notes 11s, 2007                           57,750
 ....................................................................................................
                 170,000   KMC Telecom Holdings, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (12 1/2s, 2/15/03), 2008 (STP)                                   93,500
 ....................................................................................................
                 240,000   Knology Holdings, Inc. sr. disc.
                           notes stepped-coupon zero %,
                           (11 7/8s, 10/15/02), 2007 (STP)                                 160,800
 ....................................................................................................
                  90,000   Logix Communications Enterprises
                           sr. notes 12 1/4s, 2008                                          67,500
 ....................................................................................................
                  10,000   McCaw International Ltd sr. disc.
                           notes stepped coupon zero %
                           (13s, 4/15/02), 2007 (STP)                                        6,900
 ....................................................................................................
                 150,000   Microcell Telecommunications sr. disc.
                           notes stepped-coupon Ser. B,
                           zero % (14s, 12/1/01), 2006 (Canada) (STP)                      132,000
 ....................................................................................................
                 315,000   Millicom International Cellular S.A.
                           sr. disc. notes stepped-coupon zero %
                           (13 1/2s, 6/1/01), 2006 (Luxembourg) (STP)                      259,875
 ....................................................................................................
                  10,000   Netia Holdings B.V. 144A company
                           guaranty stepped-coupon zero %
                           (11 1/4s, 11/1/01), 2007 (Poland) (STP)                           6,500
 ....................................................................................................
                  20,000   Netia Holdings B.V. 144A company
                           guaranty 10 1/4s, 2007 (Poland)                                  17,000
 ....................................................................................................
                 480,000   NEXTEL Communications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (12 1/8s, 4/15/03), 2008 (STP)                                  283,200
 ....................................................................................................
                 180,000   NEXTEL Communications, Inc. sr. notes
                           12s, 2008                                                       201,600
 ....................................................................................................
                 170,000   NorthEast Optic Network, Inc. sr. notes
                           12 3/4s, 2008                                                   180,200
 ....................................................................................................
                  90,000   NTL Communications Corp. sr. notes
                           Ser. B, 11 1/2s, 2008                                            97,200
 ....................................................................................................
                 110,000   NTL Inc. sr. notes Ser. B, 10s,
                           2007 (United Kingdom)                                           112,750
 ....................................................................................................
                  40,000   Onepoint Communications, Inc. company
                           guaranty Ser. B, 14 1/2s, 2008                                   26,000
 ....................................................................................................
                 140,000   Pathnet, Inc. sr. notes 12 1/4s, 2008                            89,600
 ....................................................................................................
                 220,000   Price Communications Wireless, Inc.
                           144A sr. notes 9 1/8s, 2006                                     222,750
 ....................................................................................................
                  70,000   Primus Telecommunications Group, Inc.
                           sr. notes Ser. B, 9 7/8s, 2008                                   63,350
 ....................................................................................................
                  65,000   Qwest Communications International,
                           Inc. sr. disc. notes stepped-coupon
                           zero % (9.47s, 10/15/02), 2007 (STP)                             52,735
 ....................................................................................................
                 180,000   Qwest Communications International,
                           Inc. sr. notes Ser. B, 7 1/4s, 2008                             172,177
 ....................................................................................................
                  30,000   RCN Corp. sr. disc. notes
                           stepped-coupon zero %, (11 1/8s,
                           10/15/02), 2007 (STP)                                            21,225
 ....................................................................................................
                 170,000   Rhythms Netconnections, Inc. sr.
                           disc. notes stepped-coupon Ser. B,
                           zero % (13 1/2s, 5/15/03), 2008 (STP)                            91,800
 ....................................................................................................
                 250,000   Rogers Cantel, Inc. sr. sub. notes 8.8s,
                           2007 (Canada)                                                   250,000
 ....................................................................................................
                  60,000   Satelites Mexicanos S.A. de C.V. 144A
                           sr. notes 10 1/8s, 2004 (Mexico)                                 39,600
 ....................................................................................................
                  80,000   Startec Global Communications Corp.
                           sr. notes 12s, 2008                                              65,600
 ....................................................................................................
                  50,000   Telecommunications Techniques, Inc.
                           company guaranty 9 3/4s, 2008                                    45,000
 ....................................................................................................
                 110,000   Telehub Communications Corp. company
                           guaranty stepped-coupon zero %
                           (13 7/8s, 7/31/02), 2005 (STP)                                    5,225
 ....................................................................................................
                 100,000   Teligent, Inc. sr. disc. notes
                           stepped-coupon Ser. B, zero %
                           (11 1/2s, 3/1/03), 2008 (STP)                                    58,750
 ....................................................................................................
                  70,000   Teligent, Inc. sr. notes 11 1/2s, 2007                           68,250
 ....................................................................................................
                 200,000   Time Warner Telecom Inc. sr. notes
                           9 3/4s, 2008                                                    205,000
 ....................................................................................................
                  50,000   US Xchange LLC sr. notes 15s, 2008                               37,500
 ....................................................................................................
                 110,000   Versatel Telecom B.V. sr. notes
                           13 1/4s, 2008 (Netherlands)                                     117,150
 ....................................................................................................
                 580,000   Viatel, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (12 1/2s, 4/15/03), 2008 (STP)                                  362,500
 ....................................................................................................
                 150,000   Viatel, Inc. 144A sr. notes 11 1/2s, 2009                       149,250
 ....................................................................................................
                 160,000   Viatel, Inc. sr. notes 11 1/4s, 2008                            159,200
 ....................................................................................................
                 290,000   Williams Communications Group Inc.
                           sr. notes 10 7/8s, 2009                                         303,413
 ....................................................................................................
                  40,000   WinStar Communications, Inc. sr. sub.
                           notes 10s, 2008                                                  37,800
 ....................................................................................................
                  50,000   World Access, Inc. sr. notes Ser. B,
                           13 1/4s, 2008                                                    45,125
 ....................................................................................................
                 140,000   Worldwide Fiber, Inc. 144A 12s, 2009                            144,550
----------------------------------------------------------------------------------------------------
                                                                                         8,829,988
----------------------------------------------------------------------------------------------------
Telephone Services (0.1%)
 ....................................................................................................
                  70,000   Call-Net Enterprises, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (9.27s, 8/15/02), 2007 (Canada) (STP)                            41,300
 ....................................................................................................
                 220,000   Call-Net Enterprises, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (8.94s, 8/15/03), 2008 (Canada) (STP)                           107,800
 ....................................................................................................
                 100,000   Call-Net Enterprises, Inc. sr. notes
                           8s, 2008 (Canada)                                                76,000
 ....................................................................................................
                  50,000   Long Distance International, Inc. sr. notes
                           12 1/4s, 2008                                                    25,000
 ....................................................................................................
                  10,000   McLeodUSA, Inc. sr. notes 8 1/8s, 2009                            9,325
 ....................................................................................................
                 123,000   RSL Communications, Ltd. company
                           guaranty 12 1/4s, 2006                                          124,845
 ....................................................................................................
                  70,000   RSL Communications, Ltd. 144A
                           10 1/2s, 2008                                                    66,500
 ....................................................................................................
                  85,000   RSL Communications, Ltd. company
                           guaranty 9 1/8s, 2008                                            76,075
----------------------------------------------------------------------------------------------------
                                                                                           526,845
----------------------------------------------------------------------------------------------------
Textiles (--%)
 ....................................................................................................
                 130,000   Day International Group, Inc. company
                           guaranty 9 1/2s, 2008                                           108,550
 ....................................................................................................
                  50,000   Polymer Group, Inc. company guaranty
                           Ser. B, 9s, 2007                                                 48,500
 ....................................................................................................
                  60,000   Polymer Group, Inc. company guaranty
                           Ser. B, 8 3/4s, 2008                                             57,600
 ....................................................................................................
                  49,957   Polytama International notes 11 1/4s,
                           2007 (Indonesia)                                                  8,992
----------------------------------------------------------------------------------------------------
                                                                                           223,642
----------------------------------------------------------------------------------------------------
Transportation (0.4%)
 ....................................................................................................
                 100,000   Airbus Industries 144A 12.266s, 2020                            103,089
 ....................................................................................................
                 490,000   Calair LLC 144A company guaranty
                           8 1/8s, 2008                                                    452,638
 ....................................................................................................
                 120,000   Canadian Airlines Corp. secd. notes
                           10s, 2005 (Canada)                                               94,800
 ....................................................................................................
                 150,000   Continental Airlines, Inc. sr. notes
                           9 1/2s, 2001                                                    151,500
 ....................................................................................................
               1,641,549   Continental Airlines, Inc. pass-through
                           certificates Ser. 981C, 6.541s, 2009                          1,556,533
 ....................................................................................................
                 150,000   Hermes Europe Railtel 144A sr. notes
                           11 1/2s, 2007 (Netherlands)                                     153,375
 ....................................................................................................
                 135,000   Johnstown America Industries, Inc.
                           company guaranty Ser. C, 11 3/4s, 2005                          137,363
 ....................................................................................................
                  50,000   Kitty Hawk, Inc. company guaranty
                           9.95s, 2004                                                      49,125
 ....................................................................................................
                 130,000   TFM S.A. de C.V. company guaranty
                           stepped-coupon zero %,
                           (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                          83,200
 ....................................................................................................
                 130,000   Trans World Airlines, Inc. sr. notes
                           11 1/2s, 2004                                                    84,500
 ....................................................................................................
                  70,000   Trans World Airlines, Inc. sr. notes
                           11 3/8s, 2006                                                    29,225
 ....................................................................................................
               1,095,000   Union Pacific Corp. notes 7 3/8s, 2009                        1,064,406
----------------------------------------------------------------------------------------------------
                                                                                         3,959,754
----------------------------------------------------------------------------------------------------
Utilities (0.4%)
 ....................................................................................................
                 715,000   Arizona Public Service Co. sr. notes
                           6 3/4s, 2006                                                    685,671
 ....................................................................................................
                 300,000   Calpine Corp. sr. notes 10 1/2s, 2006                           318,000
 ....................................................................................................
                 110,000   Calpine Corp. sr. notes 7 7/8s, 2008                            105,050
 ....................................................................................................
                  70,000   Calpine Corp. sr. notes 7 3/4s, 2009                             65,212
 ....................................................................................................
                 840,000   CiNergy Corp. deb. 6 1/8s, 2004                                 790,784
 ....................................................................................................
                 100,000   Cleveland Electric Illuminating Co.
                           1st mtge. Ser. B, 9 1/2s, 2005                                  104,125
 ....................................................................................................
                 150,000   Cleveland Electric Illuminating Co.
                           1st mtge 6.86s, 2008                                            136,826
 ....................................................................................................
                 210,000   CMS Energy Corp. sr. notes Ser. B,
                           6 3/4s, 2004                                                    200,588
 ....................................................................................................
                  10,000   El Paso Electric Co. 1st mtge.
                           Ser. E, 9.4s, 2011                                               10,688
 ....................................................................................................
                 275,000   Jersey Central Power & Light Co.
                           1st mtge. med. term note 6.85s, 2006                            264,369
 ....................................................................................................
                  40,000   Leviathan Gas Corp. company guaranty
                           Ser. B, 10 3/8s, 2009                                            41,600
 ....................................................................................................
                 120,650   Midland Funding Corp. I deb. Ser. C-94,
                           10.33s, 2002                                                    124,149
 ....................................................................................................
                 420,000   Midland Funding II Corp. deb. Ser. A,
                           11 3/4s, 2005                                                   453,537
 ....................................................................................................
                  37,805   Niagara Mohawk Power Corp. sr. notes
                           Ser. F, 7 5/8s, 2005                                             37,705
 ....................................................................................................
                  37,805   Niagara Mohawk Power Corp. sr. notes
                           Ser. E, 7 3/8s, 2003                                             37,640
 ....................................................................................................
                  26,217   Northeast Utilities System notes
                           Ser. A, 8.58s, 2006                                              26,412
 ....................................................................................................
                 113,333   Northeast Utilities System notes
                           Ser. B, 8.38s, 2005                                             113,819
 ....................................................................................................
                  30,000   Public Service Co. of New Mexico
                           sr. notes Ser. A, 7.1s, 2005                                     28,879
 ....................................................................................................
                 170,000   York Power Funding 144A notes 12s,
                           2007 (Cayman Islands)                                           175,100
----------------------------------------------------------------------------------------------------
                                                                                         3,720,154
----------------------------------------------------------------------------------------------------
Wireless Communications (--%)
 ....................................................................................................
                  90,000   Orbital Imaging Corp. sr. notes
                           Ser. B, 11 5/8s, 2005                                            63,000
 ....................................................................................................
                 120,000   Telecorp PCS Inc. company guaranty
                           stepped-coupon zero %
                           (11 5/8s, 4/15/04), 2009 (STP)                                   75,600
 ....................................................................................................
                 240,000   VoiceStream Wireless Corp. 144A
                           sr. notes 10 3/8s, 2009                                         247,200
----------------------------------------------------------------------------------------------------
                                                                                           385,800
----------------------------------------------------------------------------------------------------
                           Total Corporate Bonds and Notes
                           (cost $91,566,937)                                          $84,469,838
----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (7.9%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
AUD            5,300,000   Australia (Government of) bonds
                           Ser. 808, 8 3/4s, 2008                                       $3,872,628
 ....................................................................................................
CAD            2,760,000   Canada (Government of) bonds
                           Ser. WL43, 5 3/4S, 2029                                       1,805,738
 ....................................................................................................
CAD           52,270,000   Canada (Government of) bonds
                           4 1/2s, 2001                                                 35,483,504
 ....................................................................................................
EUR           11,285,000   France (Government of) Treasury
                           bonds 4s, 2000                                               11,352,710
 ....................................................................................................
EUR            8,476,685   Germany (Federal Republic of) bonds
                           Ser. 98, 5 5/8s, 2028                                         8,109,696
 ....................................................................................................
EUR              615,000   Germany (Federal Republic of) bonds
                           Ser. 98, 4 3/4s, 2028                                           516,916
 ....................................................................................................
EUR           10,400,000   Germany (Federal Republic of) notes
                           3s, 2001                                                     10,352,545
 ....................................................................................................
USD            1,160,000   Quebec (Province of) deb. 7s, 2007                            1,134,596
 ....................................................................................................
USD              445,000   Quebec (Province of) sr. unsub.
                           5 3/4s, 2009 (Canada)                                           395,018
 ....................................................................................................
SEK              600,000   Sweden (Government of) bonds
                           Ser. 1039, 5 1/2s, 2002                                          71,156
 ....................................................................................................
GBP            3,550,000   United Kingdom Treasury bonds
                           Ser. 85, 9 3/4s, 2002                                         6,179,107
----------------------------------------------------------------------------------------------------
                           Total Foreign Government Bonds
                           and Notes (cost $81,004,915)                                $79,273,614
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.4%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
U.S. Government Agency Mortgage Obligations (4.7%)
 ....................................................................................................
                           Federal Home Loan Mortgage Corporation
 ....................................................................................................
              $1,140,392     8 1/2s, July 1, 2028                                       $1,171,387
 ....................................................................................................
               1,094,024     6 1/2s, April 1, 2029                                       1,031,456
 ....................................................................................................
                 931,243     6s, July 1, 2006                                              895,734
 ....................................................................................................
                           Federal National Mortgage Association
 ....................................................................................................
               3,210,000     6s,TBA, May 15, 2008                                        3,005,363
 ....................................................................................................
                 281,833     7s, TBA, July 1, 2007                                         283,829
 ....................................................................................................
                  75,561   Federal National Mortgage Association
                           Adjustable Rate Mortgages 6.884s,
                           July 1, 2025                                                     76,694
 ....................................................................................................
                           Federal National Mortgage Association
                           Pass-Through Certificates
 ....................................................................................................
               2,981,893     8 1/2s, with due dates from
                             October 1, 2018 to September 1, 2029                        3,062,610
 ....................................................................................................
               3,107,602     8s, with due dates from May 1, 2025
                             to September 1, 2029                                        3,132,835
 ....................................................................................................
               2,688,746     7 1/2s, with due dates from
                             September 1, 2010 to
                             September 1, 2029                                           2,101,873
 ....................................................................................................
               4,072,192     7s, with due dates from
                             October 1, 2011 to March 1, 2028                            3,968,358
 ....................................................................................................
               3,908,335     6 1/2s, with due dates from
                             March 1, 2028 to September 1, 2029                          3,682,355
 ....................................................................................................
              12,156,250     6s, with due dates from
                             March 1, 2014 to July 1, 2029                              11,199,779
 ....................................................................................................
               1,370,000     5 3/4s, April 15, 2003                                      1,330,613
 ....................................................................................................
                           Government National Mortgage
                           Association Pass-Through Certificates
 ....................................................................................................
                  33,592     11s, December 15, 2015                                         37,003
 ....................................................................................................
               1,340,828     10s, with due dates from
                             June 15, 2013 to March 1, 2029                              1,456,707
 ....................................................................................................
                 532,676     9 1/2s, December 15, 2017                                     571,295
 ....................................................................................................
                 801,328     8s, with due dates from
                             September 15, 2020 to
                             August 15, 2027                                               810,601
 ....................................................................................................
               2,130,433     7 1/2s, with due dates from
                             January 15, 2023 to January 15, 2024                        2,117,118
 ....................................................................................................
               4,581,072     7s, with due dates from May 15, 2023 to
                             August 15, 2029                                             4,431,904
 ....................................................................................................
               3,633,391     6 1/2s, with due dates from
                             December 15, 2027 to May 15, 2029                           3,409,682
----------------------------------------------------------------------------------------------------
                                                                                        47,777,196
----------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (2.7%)
 ....................................................................................................
               3,965,000   U.S. Treasury Bonds 6 1/8s,
                           August 15, 2029 (SEG)                                         3,779,755
 ....................................................................................................
                 135,000   U. S. Treasury Interest Strip, zero %,
                           February 15, 2019                                                36,875
 ....................................................................................................
                           U.S. Treasury Notes
 ....................................................................................................
              10,425,000     6 1/8s, December 31, 2001 (SEG)                            10,402,169
 ....................................................................................................
               6,295,000     6s, August 15, 2009 (SEG)                                   6,098,281
 ....................................................................................................
               6,785,000     5 7/8s, November 15, 2004 (SEG)                             6,652,489
----------------------------------------------------------------------------------------------------
                                                                                        26,969,569
----------------------------------------------------------------------------------------------------
                           Total U.S. Government and
                           Agency Obligations
                           (cost $76,485,638)                                          $74,746,765
----------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.3%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $1,551,080   Chase Manhattan Bank-First Union
                           Mortgage Trust Ser.99-1 Class A1,
                           7.134s, 2007                                                 $1,537,508
 ....................................................................................................
               2,294,965   Collateralized Mortgage Obligation
                           Trust Ser. 64, Class Z, 9s, 2020                              2,381,026
 ....................................................................................................
                           Commercial Mortgage Acceptance Corp.
 ....................................................................................................
                 125,000     Ser. 97-ML1, Class A2, 6.53s, 2007                            120,410
 ....................................................................................................
               6,523,861     Ser. 97-ML1,Class Interest Only (IO),
                             0.957s, 2017                                                  301,729
 ....................................................................................................
                 875,000   Commercial Mortgage Asset Trust
                           Ser. 99-C1 Class A4, 6.975s, 2013                               814,434
 ....................................................................................................
                 430,000   Criimi Mae Commercial Mortgage Trust
                           Ser. 98-C1, Class A2, 7s, 2011                                  359,252
 ....................................................................................................
               1,050,000   CS First Boston Mortgage Securities
                           Corp. Ser. 99-C1, Class A2, 7.29s, 2009                       1,033,594
 ....................................................................................................
               3,924,485   Deutsche Mortgage & Asset Receiving
                           Corp. Ser. 98-C1, Class X, IO,
                           1.244s, 2031                                                    207,262
 ....................................................................................................
                           DLJ Commercial Mortgage Trust
 ....................................................................................................
               1,015,000     Ser. 99-CG3, Class A1B, 7.34s, 2009                         1,000,092
 ....................................................................................................
                 381,681     Ser. 99-CG3, Class A1A, 7.12s, 2009                           379,057
 ....................................................................................................
                 367,629     Ser. 98-CG1, Class A1A, 6.11s, 2007                           351,637
 ....................................................................................................
                           Fannie Mae
 ....................................................................................................
                 735,544     Ser. 97-61, Class ZC, 7s, 2023                                647,963
 ....................................................................................................
               1,750,000     Ser. 96-1, 6 5/8s, 2009                                     1,699,688
 ....................................................................................................
               7,725,000     Ser. 98-1, 6.5s, 2004                                       7,628,438
 ....................................................................................................
                 214,859     Ser. 98-30, Class TH, Principal Only (PO)
                             6.5s, 2012                                                    130,527
 ....................................................................................................
                  32,171     Ser.302, Class 2, PO 6s, 2029                                  10,626
 ....................................................................................................
                           Freddie Mac
 ....................................................................................................
               2,045,000     Ser. 1439, Class I, 7.5s, 2022                              1,988,443
 ....................................................................................................
               1,418,719     Ser. 1954, Class IO, 6s, 2027                                 485,911
 ....................................................................................................
                 172,599     Ser. 2113, Class ZM, 6.5s, 2028                               155,339
 ....................................................................................................
               1,535,522     Ser 2160, Class D, 6s, 2025                                 1,451,189
 ....................................................................................................
                  54,987   Freddie Mac Strip, Ser.176, PO,
                           zero %, 2026                                                     36,094
 ....................................................................................................
                 340,000   GMAC Commercial Mortgage
                           Securities Inc. 6.175s, 2033                                    310,994
 ....................................................................................................
               3,290,000   Government National Mortgage
                           Association Ser. 98-8, Class PE,
                           7 1/2s, 2027                                                  3,140,408
 ....................................................................................................
                 370,000   GS Mortgage Securities Corp. II
                           Ser. 98-GLII, Class A2, 6.562s, 2031                            345,834
 ....................................................................................................
                           LB Commercial Conduit Mortgage Trust
 ....................................................................................................
               1,505,000     Ser. 99-C2, Class A2, 7.325s, 2009                          1,481,720
 ....................................................................................................
                 716,994     Ser. 99-C2, Class A1, 7.105s, 2009                            711,196
 ....................................................................................................
                 346,000     Ser. 99-C1, Class A2, 6.78s, 2009                             329,065
 ....................................................................................................
                 365,344   Merrill Lynch Mortgage Investors, Inc.
                           Ser. 98-C2, Class A1, 6.22s, 2030                               353,585
 ....................................................................................................
                           Morgan Stanley Capital I
 ....................................................................................................
               1,280,000     Ser. 96-WF1, Class A2, 7.218s, 2006                         1,279,800
 ....................................................................................................
                 257,930     Ser. 98-HF1, Class A1, 6.19s, 2007                            248,822
 ....................................................................................................
                           Mortgage Capital Funding, Inc.
 ....................................................................................................
                 355,812     Ser. 98-MC1, Class A1, 6.417s, 2007                           344,471
 ....................................................................................................
               2,990,379     Ser. 98-MC1, Class X, IO, 0.856s, 2009                        111,322
 ....................................................................................................
                 444,058   PNC Mortgage Securities Corp.
                           Ser. 97-6, Class A2, 6.6s, 2027                                 444,613
 ....................................................................................................
               1,550,000   PP&L Transition Bond Company Ser. 99-1,
                           Class A7, 7.05s, 2009                                         1,534,004
----------------------------------------------------------------------------------------------------
                           Total Collateralized Mortgage Obligations
                           (cost $34,492,461)                                          $33,356,053
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.1%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
                $521,945   Advanta Mortgage Loan Trust
                           Ser. 97-2, Class A2, 7.05s, 2021                               $520,722
 ....................................................................................................
                 919,073   Advanta Mortgage Loan Trust
                           Ser. 97-3, Class A3, 6.69s, 2017                                916,309
 ....................................................................................................
               1,355,000   Advanta Mortgage Loan Trust
                           Ser. 97-4, Class A7, 6.63s, 2029                              1,312,392
 ....................................................................................................
                  75,113   Amresco Residential Securities Mortgage
                           Loan Ser. 97-3, Class A3, 6.6s, 2018                             74,820
 ....................................................................................................
                  70,440   Capita Equipment Receivables Trust
                           Ser. 96-1, Class A4, 6.28s, 2000                                 70,407
 ....................................................................................................
               1,345,000   Chemical Master Credit Card Trust
                           5.98s, 2008                                                   1,271,442
 ....................................................................................................
               1,010,000   Citibank Credit Card Master Trust
                           Ser. 99-5, Class A, 6.1s, 2008                                  951,602
 ....................................................................................................
                 546,638   First Plus Ser. 98-A, Class A, 8 1/2s, 2023                     409,978
 ....................................................................................................
                 350,000   GE Capital Mortgage Services, Inc.
                           Ser. 96-HE2, Class A4, 7.65s, 2012                              350,547
 ....................................................................................................
               1,195,000   Green Tree Financial Corp. Ser. 97-2,
                           Class A6, 7.24s, 2028                                         1,188,643
 ....................................................................................................
               1,990,000   Green Tree Financial Corp. Ser. 98-2,
                           Class A5, 6.24s, 2016                                         1,953,931
 ....................................................................................................
               1,017,914   Green Tree Recreational Equipment &
                           Cons. Ser. 98-A, Class A1C, 6.18s, 2019                         999,544
 ....................................................................................................
                 530,000   Standard Credit Card Master Trust
                           7 1/4s, 2006                                                    530,371
 ....................................................................................................
                 139,585   The Money Store Home Equity Trust
                           Ser. 96-A, Class A5, 6.85s, 2019                                139,367
----------------------------------------------------------------------------------------------------
                           Total Asset-Backed Securities
                           (cost $10,944,807)                                          $10,690,075
----------------------------------------------------------------------------------------------------
PURCHASED OPTIONS OUTSTANDING (0.5%) (a)
(cost $3,984,373)
----------------------------------------------------------------------------------------------------
                                                                  Expiration Date/
Contract Amount                                                       Strike Price             Value
 ....................................................................................................
JPY        1,500,000,000   Japanese Government                             Feb-00/
                           Bond Future Contracts                           100 JPY      $4,816,500
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.3%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                   3,300   AmeriKing, Inc. $3.25 pfd. (PIK)                                $59,400
 ....................................................................................................
                  10,000   California Federal Bancorp Inc.
                           Ser. A, $2.281 pfd.                                             232,500
 ....................................................................................................
                     631   Capstar Broadcasting, Inc. 144A
                           $12.00 pfd. (PIK)                                                73,827
 ....................................................................................................
                     503   Citadel Broadcasting Inc. 144A
                           $13.25 cum. pfd. (PIK)                                           56,210
 ....................................................................................................
                      56   Concentric Network Corp. Ser. B,
                           $13.50 pfd. (13.50%) (PIK)                                       55,440
 ....................................................................................................
                     874   CSC Holdings, Inc. Ser. M, $11.125
                           cum. pfd. (PIK)                                                  96,577
 ....................................................................................................
                      20   Dobson Communications Corp. 144A
                           $12.25 pfd. (PIK)                                                20,600
 ....................................................................................................
                     190   Fresenius Medical Capital Trust I Ser. D,
                           9.00% company guaranty, pfd. (Germany)                          186,200
 ....................................................................................................
                     250   Fresenius Medical Capital Trust II $7.875
                           company guaranty, pfd. (Germany)                                225,625
 ....................................................................................................
                   2,200   Global Crossing Holdings 144A
                           $10.50 pfd.                                                     220,000
 ....................................................................................................
                     273   ICG Holdings, Inc., 144A $14.00 pfd.
                           (Canada) (PIK)                                                  241,605
 ....................................................................................................
                     191   Intermedia Communication Ser. B,
                           13.50% pfd. (PIK)                                               187,180
 ....................................................................................................
                      49   IXC Communications, Inc. $12.50 pfd. (PIK)                       53,900
 ....................................................................................................
                      62   NEXTEL Communications, Inc. Ser. D,
                           13.00% cum. pfd. (PIK)                                           66,030
 ....................................................................................................
                      44   NEXTEL Communications, Inc. Ser. E,
                           $11.125 pfd. (PIK)                                               44,000
 ....................................................................................................
                   6,087   Nextlink Communications, Inc. 144A
                           $7.00 cum. pfd. (PIK)                                           334,785
 ....................................................................................................
                      18   Paxson Communications Corp.
                           13.25% cum. pfd. (PIK)                                          184,050
 ....................................................................................................
                      96   R&B Falcon Corp. 13.875% pfd.                                   101,280
 ....................................................................................................
                     110   WinStar Communications, Inc. 144A
                           $14.25 cum. pfd. (PIK)                                          108,350
----------------------------------------------------------------------------------------------------
                           Total Preferred Stocks
                           (cost $2,697,554)                                            $2,547,559
----------------------------------------------------------------------------------------------------
UNITS (0.1%) (a)
----------------------------------------------------------------------------------------------------
Number of Units                                                                              Value
 ....................................................................................................
                     800   Pohang Iron & Steel Company, Ltd.
                           Structured Note (issued by UBS AG),
                           3.00%, 2000 (South Korea)                                       $89,682
 ....................................................................................................
                   1,200   Pohang Iron & Steel Company, Ltd.
                           Structured Note (issued by Merrill Lynch
                           & Co., Inc.) 3.00%, 2000 (South Korea)                          134,400
 ....................................................................................................
                  11,600   Tokyo Broadcasting 144A Structured Note
                           (issued by UBS AG), 3.15%, 2003 (Japan)                         400,841
 ....................................................................................................
                   6,500   Tokyo Broadcasting Structured Warrants
                           expiration 11/17/00, (issued by Lehman
                           Brothers Finance S.A.) (Japan)                                  219,635
----------------------------------------------------------------------------------------------------
                           Total Units
                           (cost $682,240)                                                $844,558
----------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON)
----------------------------------------------------------------------------------------------------
Number of Warrants                                                 Expiration Date           Value
 ....................................................................................................
                      70   Bestel S.A. (Mexico)                            5/15/05          $3,500
 ....................................................................................................
                      70   Birch Telecommunications,
                           Inc. 144A                                       6/15/08           3,850
 ....................................................................................................
                     275   Cellnet Data Systems, Inc.                      10/1/07           2,613
 ....................................................................................................
                      40   Club Regina, Inc. 144A                          12/1/04              40
 ....................................................................................................
                     607   Consorcio Ecuatoriano
                           144A (Ecuador)                                  10/1/00              61
 ....................................................................................................
                   1,110   Diva Systems Corp.                               3/1/08           8,880
 ....................................................................................................
                     500   DTI Holdings Inc.                                3/1/08               5
 ....................................................................................................
                     175   Esat Holdings, Inc. (Ireland)                    2/1/07          12,250
 ....................................................................................................
                     300   Firstworld Communication                        4/15/08          36,000
 ....................................................................................................
                      80   Globalstar Telecommunications                   2/15/04           4,800
 ....................................................................................................
                     150   KMC Telecom Holdings, Inc.                      4/15/08             525
 ....................................................................................................
                     210   Knology Holdings                               10/22/07             473
 ....................................................................................................
                      50   Long Distance
                           International, Inc. 144A                        4/13/08             100
 ....................................................................................................
                      10   McCaw International Ltd.                        4/15/07              45
 ....................................................................................................
                     130   Network Plus Corp.                              2/19/09           2,730
 ....................................................................................................
                      40   Onepoint Communications, Inc.                    6/1/08             400
 ....................................................................................................
                      90   Orbital Imaging Corp. 144A                       3/1/05           1,800
 ....................................................................................................
                     120   Orion Network Systems                           1/15/07           1,320
 ....................................................................................................
                     140   Pathnet, Inc. 144A                              4/15/08           1,400
 ....................................................................................................
                   1,920   Powertel, Inc.                                   2/1/06           8,640
 ....................................................................................................
                      90   R&B Falcon Corp. 144A                            5/1/09          22,500
 ....................................................................................................
                      80   Startec Global
                           Communications Corp.                            5/15/08           1,200
 ....................................................................................................
                     110   Telehub Communications Corp.                    7/31/05             275
 ....................................................................................................
                     150   UIH Australia/Pacific, Inc. 144A                5/15/06           4,500
 ....................................................................................................
                     110   Versatel Telecom B.V. 144A
                           (Netherlands)                                   5/15/08          44,000
----------------------------------------------------------------------------------------------------
                           Total Warrants
                           (cost $82,802)                                                 $161,907
----------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (--%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
                 $70,000   HEALTHSOUTH Corp. cv. sub. deb.
                           3 1/4s, 2003                                                    $53,988
 ....................................................................................................
                  50,000   Integrated Device Technology, Inc.
                           cv. sub. notes 5 1/2s, 2002                                      54,875
----------------------------------------------------------------------------------------------------
                           Total Convertible Bonds and Notes
                           (cost $104,905)                                                $108,863
----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (--%) (a) (cost $25,750)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                     515   Chesapeake Energy Corp. $3.50
                           cum. cv. pfd.                                                   $12,939
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.4%) (a) (cost $24,189,000)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $24,189,000   Interest in $520,132,000 joint repurchase
                           agreement dated December 31, 1999
                           with Morgan Stanley Co. Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $24,193,979 for an effective
                           yield of 2.47%                                              $24,189,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $833,362,585) (b)                                  $1,005,890,305
----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at December 31, 1999
----------------------------------------------------------------------------------------------------
(aggregate face value $179,362,843)
                                                                                   Unrealized
                                               Aggregate           Delivery       Appreciation/
                        Market Value          Face Value               Date      (Depreciation)
 ....................................................................................................
Australian Dollar        $26,599,283         $26,259,926             2/3/00            $339,357
 ....................................................................................................
Canadian Dollar            9,615,198           9,540,324             2/3/00              74,874
 ....................................................................................................
Danish Krone               2,124,628           2,238,906             2/3/00            (114,278)
 ....................................................................................................
Euro                      42,350,598          44,348,292             2/3/00          (1,997,694)
 ....................................................................................................
Greek Drachma                488,105             515,134             2/3/00             (27,029)
 ....................................................................................................
Japanese Yen              79,658,859          76,444,291             2/3/00           3,214,568
 ....................................................................................................
New Zealand Dollar           167,512             169,418             2/3/00              (1,906)
 ....................................................................................................
Norwegian Krone              405,152             415,761             2/3/00             (10,609)
 ....................................................................................................
Pound Sterling             5,516,299           5,527,592             2/3/00             (11,293)
 ....................................................................................................
Swedish Krona             11,030,407          11,150,930             2/3/00            (120,523)
 ....................................................................................................
Swiss Franc                2,599,705           2,752,269             2/3/00            (152,564)
----------------------------------------------------------------------------------------------------
                                                                                     $1,192,903
----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at December 31, 1999
----------------------------------------------------------------------------------------------------
(aggregate face value $136,629,355)
                                                                                     Unrealized
                              Market           Aggregate           Delivery        Appreciation
                               Value          Face Value               Date       (Depreciation)
 ....................................................................................................
Australian Dollar         $3,302,117          $3,209,143             2/3/00            $(92,974)
 ....................................................................................................
Canadian Dollar           37,382,588          36,574,812             2/3/00            (807,776)
 ....................................................................................................
Euro                       5,235,545           5,560,803             2/3/00             325,258
 ....................................................................................................
Greek Drachma                487,800             513,991             2/3/00              26,191
 ....................................................................................................
Hong Kong Dollar           1,294,090           1,293,695             2/3/00                (395)
 ....................................................................................................
Japanese Yen              69,081,558          66,700,782             2/3/00          (2,380,776)
 ....................................................................................................
Pound Sterling            19,624,389          19,745,860             2/3/00             121,471
 ....................................................................................................
Singapore Dollar             312,505             310,990             2/3/00              (1,515)
 ....................................................................................................
Swedish Krona              2,627,361           2,719,279             2/3/00              91,918
----------------------------------------------------------------------------------------------------
                                                                                    $(2,718,598)
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                                                                       Unrealized
                                               Aggregate         Expiration          Appreciation/
                         Total Value          Face Value               Date         (Depreciation)
 ....................................................................................................
ASX Index (Short)           $875,541            $869,494             Mar-00               $(6,047)
 ....................................................................................................
CAC-40 (Short)            15,559,903          14,489,261             Jan-00            (1,070,642)
 ....................................................................................................
DAX Index (Short)          4,771,684           4,197,734             Mar-00              (573,950)
 ....................................................................................................
Euro-Bund (Long)           3,457,240           3,511,544             Mar-00               (54,304)
 ....................................................................................................
Euro-Bund (Short)         11,209,838          11,341,996             Mar-00               132,158
 ....................................................................................................
FT-SE 100 Index
(Short)                   21,414,227          20,703,970             Mar-00              (710,257)
 ....................................................................................................
Gilt 10 Yr (Short)         5,939,067           6,089,804             Mar-00               150,257
 ....................................................................................................
Japanese Government
Bonds 10 Yr (Long)        63,698,082          62,810,600             Mar-00               887,482
 ....................................................................................................
MIB 30 Index (Long)        6,074,993           5,560,522             Mar-00               514,471
 ....................................................................................................
Nasdaq 100 (Short)        25,528,560          22,078,840             Mar-00            (3,449,720)
 ....................................................................................................
Nikkei 225 SMX
(Short)                   12,623,361          12,445,498             Mar-00              (177,863)
 ....................................................................................................
Russell 2000 (Short)      60,939,025          56,024,207             Mar-00            (4,914,818)
 ....................................................................................................
S&P 500 Index (Long        4,081,550           3,967,975             Mar-00               113,575
 ....................................................................................................
S&P 500 Index
(Short)                   25,602,450          24,673,815             Mar-00              (928,635)
 ....................................................................................................
US Treasury Note
10 Yr (Long)             106,595,625         108,595,585             Mar-00            (1,999,960)
----------------------------------------------------------------------------------------------------
                                                                                     $(12,087,773)
----------------------------------------------------------------------------------------------------
Diversification by Country
----------------------------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 1999: (as percentage of Market Value)
----------------------------------------------------------------------------------------------------
Canada                                                                                          4.5%
 ....................................................................................................
Finland                                                                                         1.1
 ....................................................................................................
France                                                                                          3.1
 ....................................................................................................
Germany                                                                                         2.5
 ....................................................................................................
Japan                                                                                           2.9
 ....................................................................................................
Netherlands                                                                                     1.3
 ....................................................................................................
Switzerland                                                                                     1.0
 ....................................................................................................
United Kingdom                                                                                  2.8
 ....................................................................................................
United States                                                                                  77.3
 ....................................................................................................
Other                                                                                           3.5
----------------------------------------------------------------------------------------------------
Total                                                                                         100.0%
----------------------------------------------------------------------------------------------------

See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS




Putnam VT Global Growth Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (99.8%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Advertising (1.4%)
 ....................................................................................................
                 213,600   Omnicom Group, Inc.                                         $21,360,000
 ....................................................................................................
               1,344,500   WPP Group PLC (United Kingdom)                               21,306,391
----------------------------------------------------------------------------------------------------
                                                                                        42,666,391
----------------------------------------------------------------------------------------------------
Automotive (--%)
 ....................................................................................................
                      50   Telco (Tata Engineering and
                           Locomotive Co., Ltd.) (India) (RES)                                 231
----------------------------------------------------------------------------------------------------
Basic Industrial Products (--%)
 ....................................................................................................
                     224   Larsen & Toubro Ltd. GDR (India) (RES)                            2,863
----------------------------------------------------------------------------------------------------
Broadcasting (4.2%)
 ....................................................................................................
                 356,200   CBS Corp.                                                    22,774,538
 ....................................................................................................
                 196,700   Clear Channel Communications, Inc. (NON)                     17,555,475
 ....................................................................................................
                 289,400   Comcast Corp. Class A                                        14,632,788
 ....................................................................................................
               1,297,084   Mediaset SPA (Italy)                                         20,147,139
 ....................................................................................................
                 107,259   Television Francaise I (TF1) (France)                        56,109,328
----------------------------------------------------------------------------------------------------
                                                                                       131,219,268
----------------------------------------------------------------------------------------------------
Business Equipment and Services (4.2%)
 ....................................................................................................
                  23,010   Altran Technologies SA (France)                              13,888,836
 ....................................................................................................
                 265,300   BMC Software, Inc. (NON)                                     21,207,419
 ....................................................................................................
                 526,400   Cisco Systems, Inc. (NON)                                    56,390,600
 ....................................................................................................
                 210,800   EMC Corp. (NON)                                              23,029,900
 ....................................................................................................
                 320,540   Randstad Holding N.V. (Netherlands)                          15,413,743
----------------------------------------------------------------------------------------------------
                                                                                       129,930,498
----------------------------------------------------------------------------------------------------
Computer Equipment (2.2%)
 ....................................................................................................
                 514,100   Dell Computer Corp. (NON)                                    26,219,100
 ....................................................................................................
                 559,300   Sun Microsystems, Inc. (NON)                                 43,310,794
----------------------------------------------------------------------------------------------------
                                                                                        69,529,894
----------------------------------------------------------------------------------------------------
Computer Services and Software (16.2%)
 ....................................................................................................
               1,336,300   Capita Group PLC (United Kingdom)                            24,284,914
 ....................................................................................................
                 109,500   CheckFree Holdings Corp. (NON)                               11,442,750
 ....................................................................................................
                  43,300   Fujitsu Support and Services, Inc.
                           144A (Japan)                                                 21,230,476
 ....................................................................................................
                 361,900   Intuit, Inc. (NON)                                           21,691,381
 ....................................................................................................
               1,092,300   Logica PLC (United Kingdom)                                  28,179,088
 ....................................................................................................
                 943,100   Microsoft Corp. (NON)                                       110,106,925
 ....................................................................................................
               1,434,378   Misys PLC (United Kingdom)                                   22,359,959
 ....................................................................................................
                 498,300   Oracle Corp. (NON)                                           55,840,744
 ....................................................................................................
                  80,800   Phone.com, Inc. (NON)                                         9,367,750
 ....................................................................................................
               1,115,568   SEMA Group PLC (United Kingdom)                              20,075,266
 ....................................................................................................
                  54,600   Softbank Corp. (Japan)                                       52,259,542
 ....................................................................................................
                 210,900   VERITAS Software Corp. (NON)                                 30,185,063
 ....................................................................................................
                      14   Yahoo Japan Corp. (Japan)                                    12,522,999
 ....................................................................................................
                 197,600   Yahoo!, Inc. (NON)                                           85,499,050
----------------------------------------------------------------------------------------------------
                                                                                       505,045,907
----------------------------------------------------------------------------------------------------
Consumer Non Durables (1.3%)
 ....................................................................................................
                 372,400   Estee Lauder Cos. Class A                                    18,782,925
 ....................................................................................................
                     680   KAO Corp. (Japan)                                                19,399
 ....................................................................................................
                  28,773   L'OREAL (France)                                             23,055,201
----------------------------------------------------------------------------------------------------
                                                                                        41,857,525
----------------------------------------------------------------------------------------------------
Consumer Services (0.9%)
 ....................................................................................................
                 381,300   America Online, Inc. (NON)                                   28,764,319
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (14.7%)
 ....................................................................................................
                 261,600   Applied Materials, Inc. (NON)                                33,141,450
 ....................................................................................................
                 267,744   ASM Lithography Holding N.V.
                           (Netherlands)                                                29,709,356
 ....................................................................................................
                 476,000   General Electric Co.                                         73,661,000
 ....................................................................................................
                 619,700   Intel Corp.                                                  51,009,056
 ....................................................................................................
                  41,300   Keyence Corp (Japan)                                         16,773,831
 ....................................................................................................
                 161,900   Linear Technology Corp.                                      11,585,969
 ....................................................................................................
                 183,000   Murata Manufacturing Co. Ltd. (Japan)                        42,982,971
 ....................................................................................................
                  68,900   Rohm Co. Ltd. (Japan)                                        28,320,611
 ....................................................................................................
               1,347,000   Sharp Corp. (Japan)                                          34,472,548
 ....................................................................................................
                 211,200   Solectron Corp. (NON)                                        20,090,400
 ....................................................................................................
                 102,600   Sony Corp. (Japan)                                           30,424,545
 ....................................................................................................
                 189,168   STMicroelectronics (France)                                  29,078,300
 ....................................................................................................
                 263,000   Teradyne, Inc. (NON)                                         17,358,000
 ....................................................................................................
                 259,100   Texas Instruments, Inc.                                      25,100,313
 ....................................................................................................
                 116,600   Tokyo Electron Ltd. (Japan)                                  15,975,729
----------------------------------------------------------------------------------------------------
                                                                                       459,684,079
----------------------------------------------------------------------------------------------------
Entertainment (0.7%)
 ....................................................................................................
                 344,300   Viacom, Inc. Class B (NON)                                   20,808,631
----------------------------------------------------------------------------------------------------
Food and Beverages (1.9%)
 ....................................................................................................
                 172,600   Itoen, Ltd. (Japan)                                          24,138,325
 ....................................................................................................
                  79,425   LVMH (Louis Vuitton Moet Hennessy)
                           (France)                                                     35,532,219
----------------------------------------------------------------------------------------------------
                                                                                        59,670,544
----------------------------------------------------------------------------------------------------
Insurance and Finance (12.0%)
 ....................................................................................................
                 202,000   Aegon N.V. (Netherlands) (NON)                               19,488,031
 ....................................................................................................
                 140,507   Axa S.A. (France)                                            19,562,846
 ....................................................................................................
                      40   Aiful Corp. (Japan)                                               4,893
 ....................................................................................................
                 285,500   American Express Co.                                         47,464,375
 ....................................................................................................
                 285,750   American International Group, Inc.                           30,896,719
 ....................................................................................................
                 477,060   Banca Popolare di Brescia SpA (Italy) (REL)                  42,161,179
 ....................................................................................................
                 773,600   Banco Comercial Portugues, S.A.
                           (Portugal)                                                    4,288,111
 ....................................................................................................
                 747,850   Citigroup, Inc.                                              41,552,416
 ....................................................................................................
                 174,900   Fannie Mae                                                   10,920,319
 ....................................................................................................
                   4,918   Julius Baer Holdings AG (Switzerland)                        14,859,033
 ....................................................................................................
                  69,761   Marschollek, Lautenschlaeger und
                           Partner AG (Germany)                                         21,053,870
 ....................................................................................................
               1,530,304   Mediolanum SpA (Italy)                                       20,013,316
 ....................................................................................................
               2,958,000   Nikko Securities Co. Ltd. (Japan)                            37,430,945
 ....................................................................................................
               1,169,989   Prudential Corp. PLC (United Kingdom)                        23,058,003
 ....................................................................................................
                 606,800   Schwab (Charles) Corp.                                       23,285,950
 ....................................................................................................
                 601,300   Skandia Forsakrings AB (Sweden)                              18,168,726
----------------------------------------------------------------------------------------------------
                                                                                       374,208,732
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (0.4%)
 ....................................................................................................
                 276,000   Takeda Chemical Industries (Japan)                           13,640,634
----------------------------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (7.3%)
 ....................................................................................................
                 634,000   Amgen, Inc. (NON)                                            38,079,625
 ....................................................................................................
                 748,200   Bristol-Myers Squibb Co.                                     48,025,088
 ....................................................................................................
                 302,000   Genentech, Inc. (NON)                                        40,619,000
 ....................................................................................................
                 385,600   Johnson & Johnson                                            35,909,000
 ....................................................................................................
                 501,422   Sanofi-Synthelabo SA (France)                                20,853,158
 ....................................................................................................
                 377,800   Schering-Plough Corp.                                        15,938,438
 ....................................................................................................
               1,372,500   Smithkline Beecham PLC ADR
                           (United Kingdom)                                             17,515,378
 ....................................................................................................
                 137,750   Warner-Lambert Co.                                           11,286,891
----------------------------------------------------------------------------------------------------
                                                                                       228,226,578
----------------------------------------------------------------------------------------------------
Retail (7.6%)
 ....................................................................................................
                  97,662   Carrefour Supermarche SA (France)                            17,989,204
 ....................................................................................................
                  79,764   Castorama Dubois (France)                                    24,233,260
 ....................................................................................................
                 453,539   Dixons Group PLC (United Kingdom)                            10,909,112
 ....................................................................................................
                 636,212   Hennes & Mauritz AB Class B, (Sweden)                        21,318,020
 ....................................................................................................
                 604,800   Home Depot, Inc. (The)                                       41,466,600
 ....................................................................................................
                  71,600   Ryohin Keikaku Co. Ltd. (Japan)                              14,371,854
 ....................................................................................................
                 137,000   Seven-Eleven Japan Co., Ltd. (Japan) (NON)                   21,720,493
 ....................................................................................................
                  59,700   Shimamura Co., Ltd. (Japan)                                   9,465,062
 ....................................................................................................
                 878,900   Wal-Mart Stores, Inc.                                        60,753,963
 ....................................................................................................
                 456,700   Walgreen Co.                                                 13,358,475
----------------------------------------------------------------------------------------------------
                                                                                       235,586,043
----------------------------------------------------------------------------------------------------
Telecommunications (22.4%)
 ....................................................................................................
                  21,051   British Telecommunications PLC ADR
                           (United Kingdom)                                                514,508
 ....................................................................................................
               5,527,200   China Telecom Ltd. (Hong Kong)                               34,558,333
 ....................................................................................................
               1,099,023   Colt Telecom Group PLC
                           (United Kingdom)                                             56,261,214
 ....................................................................................................
                  14,000   Hikari Tsushin, Inc. (Japan)                                 28,087,688
 ....................................................................................................
                 959,131   KPNQwest N.V. (Netherlands)                                  63,778,950
 ....................................................................................................
                 440,700   Lucent Technologies, Inc.                                    32,969,869
 ....................................................................................................
                 142,000   Matsushita Communication
                           Industrial Co., Ltd. (Japan)                                 37,522,020
 ....................................................................................................
                 391,062   Nortel Networks Corp. (Canada)                               39,408,825
 ....................................................................................................
                   1,649   NTT Mobile Communications (Japan)                            63,423,077
 ....................................................................................................
                 736,017   Orange PLC ADR (United Kingdom)                              24,849,303
 ....................................................................................................
                 484,284   Oy Nokia AB Class A (Finland)                                87,694,147
 ....................................................................................................
                 647,200   QUALCOMM, Inc. (NON)                                        113,985,807
 ....................................................................................................
                 447,092   Sonera Group OYJ (Finland)                                   30,607,158
 ....................................................................................................
                       4   Telesp Participacoes S.A. (Brazil)                                   91
 ....................................................................................................
               3,140,836   Telewest Communications PLC
                           (United Kingdom)                                             16,755,916
 ....................................................................................................
              13,642,655   Vodafone Group PLC (United Kingdom)                          67,602,624
----------------------------------------------------------------------------------------------------
                                                                                       698,019,530
----------------------------------------------------------------------------------------------------
Transportation (0.8%)
 ....................................................................................................
                 684,500   Bombardier, Inc. (Canada)                                    14,022,957
 ....................................................................................................
                  55,100   SMC Corp.                                                    12,192,316
----------------------------------------------------------------------------------------------------
                                                                                        26,215,273
----------------------------------------------------------------------------------------------------
Utilities (1.6%)
 ....................................................................................................
                 856,712   AT&T Corp. (NON)                                             48,618,406
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $1,976,766,443) (b)                                $3,113,695,346
----------------------------------------------------------------------------------------------------
Diversification by Country
----------------------------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 1999: (as percentage of Market Value)
----------------------------------------------------------------------------------------------------
Canada                                                                                          1.7%
 ....................................................................................................
Finland                                                                                         3.8
 ....................................................................................................
France                                                                                          7.7
 ....................................................................................................
Italy                                                                                           2.6
 ....................................................................................................
Japan                                                                                          16.2
 ....................................................................................................
Netherlands                                                                                     4.1
 ....................................................................................................
United Kingdom                                                                                 10.7
 ....................................................................................................
United States                                                                                  49.4
 ....................................................................................................
Other                                                                                           3.8
----------------------------------------------------------------------------------------------------
Total                                                                                         100.0%
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS





Putnam VT Growth and Income Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (98.7%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Aerospace and Defense (2.4%)
 ....................................................................................................
               3,302,100   Boeing Co.                                                 $137,243,531
 ....................................................................................................
               2,334,100   Lockheed Martin Corp.                                        51,058,438
 ....................................................................................................
                 675,000   Raytheon Co. Class A                                         16,748,438
 ....................................................................................................
                 932,100   Raytheon Co. Class B                                         24,758,906
----------------------------------------------------------------------------------------------------
                                                                                       229,809,313
----------------------------------------------------------------------------------------------------
Automotive (2.0%)
 ....................................................................................................
               1,719,300   Ford Motor Co.                                               91,875,094
 ....................................................................................................
               1,392,000   General Motors Corp.                                        101,181,000
----------------------------------------------------------------------------------------------------
                                                                                       193,056,094
----------------------------------------------------------------------------------------------------
Banks (7.3%)
 ....................................................................................................
               2,779,027   Bank of America Corp.                                       139,472,418
 ....................................................................................................
               1,026,300   Bank of New York Company, Inc.                               41,052,000
 ....................................................................................................
               2,469,289   Bank One Corp.                                               79,171,579
 ....................................................................................................
                 490,000   Comerica, Inc.                                               22,876,875
 ....................................................................................................
               1,643,000   First Union Corp.                                            53,910,938
 ....................................................................................................
               3,099,735   Firstar Corp.                                                65,481,902
 ....................................................................................................
               2,581,772   FleetBoston Financial Corp.                                  89,877,938
 ....................................................................................................
                 420,002   Huntington Bancshares, Inc.                                  10,027,548
 ....................................................................................................
                 630,200   SunTrust Banks, Inc.                                         43,365,638
 ....................................................................................................
               2,316,700   U.S. Bancorp                                                 55,166,419
 ....................................................................................................
               2,790,600   Wells Fargo Co.                                             112,844,888
----------------------------------------------------------------------------------------------------
                                                                                       713,248,143
----------------------------------------------------------------------------------------------------
Basic Industrial Products (1.7%)
 ....................................................................................................
                 980,670   Cooper Industries, Inc.                                      39,655,843
 ....................................................................................................
                 190,862   Deere (John) & Co.                                            8,278,639
 ....................................................................................................
                 984,715   Minnesota Mining & Manufacturing Co.                         96,378,981
 ....................................................................................................
               1,003,500   Owens-Illinois, Inc. (NON)                                   25,150,219
----------------------------------------------------------------------------------------------------
                                                                                       169,463,682
----------------------------------------------------------------------------------------------------
Broadcasting (0.2%)
 ....................................................................................................
                 425,000   Comcast Corp. Class A                                        21,489,063
----------------------------------------------------------------------------------------------------
Business Equipment and Services (1.8%)
 ....................................................................................................
               1,402,800   Hewlett-Packard Co.                                         159,831,525
 ....................................................................................................
                 610,000   Xerox Corp.                                                  13,839,375
----------------------------------------------------------------------------------------------------
                                                                                       173,670,900
----------------------------------------------------------------------------------------------------
Chemicals (3.1%)
 ....................................................................................................
                 250,000   Air Products & Chemicals, Inc.                                8,390,625
 ....................................................................................................
                 500,000   Avery Dennison Corp.                                         36,437,500
 ....................................................................................................
                 640,089   CK Witco Corp.                                                8,561,190
 ....................................................................................................
                 701,500   Dow Chemical Co.                                             93,737,938
 ....................................................................................................
               1,348,692   du Pont (E.I.) de Nemours & Co., Ltd.                        88,845,086
 ....................................................................................................
                 478,000   Eastman Chemical Co.                                         22,794,625
 ....................................................................................................
                 699,986   PPG Industries, Inc.                                         43,792,874
----------------------------------------------------------------------------------------------------
                                                                                       302,559,838
----------------------------------------------------------------------------------------------------
Computer Equipment (2.7%)
 ....................................................................................................
                 662,000   Compaq Computer Corp.                                        17,915,375
 ....................................................................................................
               1,856,016   IBM Corp.                                                   200,449,728
 ....................................................................................................
                  64,200   Lexmark International Group, Inc.
                           Class A (NON)                                                 5,810,100
 ....................................................................................................
                 650,000   NCR Corp. (NON)                                              24,618,750
 ....................................................................................................
                 350,000   Seagate Technology, Inc. (NON)                               16,296,875
----------------------------------------------------------------------------------------------------
                                                                                       265,090,828
----------------------------------------------------------------------------------------------------
Computer Services and Software (1.9%)
 ....................................................................................................
                 895,000   Computer Associates International, Inc. (NON)                62,594,063
 ....................................................................................................
               1,850,100   Electronic Data Systems Corp. (NON)                         123,841,069
----------------------------------------------------------------------------------------------------
                                                                                       186,435,132
----------------------------------------------------------------------------------------------------
Conglomerates (1.7%)
 ....................................................................................................
                 818,800   Honeywell International Inc.                                 47,234,525
 ....................................................................................................
                 752,600   Tyco International Ltd.                                      29,257,325
 ....................................................................................................
               1,417,000   United Technologies Corp.                                    92,105,000
----------------------------------------------------------------------------------------------------
                                                                                       168,596,850
----------------------------------------------------------------------------------------------------
Consumer Durable Goods (0.3%)
 ....................................................................................................
               1,102,400   Newell Rubbermaid Inc.                                       31,969,600
----------------------------------------------------------------------------------------------------
Consumer Non Durables (1.7%)
 ....................................................................................................
               1,833,301   Kimberly-Clark Corp.                                        119,622,890
 ....................................................................................................
               1,869,037   Philip Morris Cos., Inc.                                     43,338,295
----------------------------------------------------------------------------------------------------
                                                                                       162,961,185
----------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
 ....................................................................................................
               1,675,000   Service Corp. International                                  11,620,313
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (3.5%)
 ....................................................................................................
               1,594,900   Emerson Electric Co.                                         91,507,388
 ....................................................................................................
                 389,700   Illinois Tool Works, Inc. (NON)                              26,329,106
 ....................................................................................................
               1,143,600   Motorola, Inc.                                              168,395,100
 ....................................................................................................
               1,121,700   Rockwell International Corp.                                 53,701,388
----------------------------------------------------------------------------------------------------
                                                                                       339,932,982
----------------------------------------------------------------------------------------------------
Entertainment (2.0%)
 ....................................................................................................
               2,851,600   Disney (Walt) Productions, Inc.                              83,409,300
 ....................................................................................................
               1,173,500   Seagram Co., Ltd.                                            52,734,156
 ....................................................................................................
                 968,972   Viacom, Inc. Class B (NON)                                   58,562,245
----------------------------------------------------------------------------------------------------
                                                                                       194,705,701
----------------------------------------------------------------------------------------------------
Environmental Control (0.6%)
 ....................................................................................................
               3,548,113   Waste Management, Inc. (NON)                                 60,983,192
----------------------------------------------------------------------------------------------------
Food and Beverages (5.0%)
 ....................................................................................................
                 923,688   Anheuser-Busch Cos., Inc.                                    65,466,387
 ....................................................................................................
                 670,000   ConAgra, Inc.                                                15,116,875
 ....................................................................................................
               1,812,630   Heinz (H.J.) Co.                                             72,165,332
 ....................................................................................................
               1,698,600   Kellogg Co.                                                  52,338,113
 ....................................................................................................
               2,165,000   Nabisco Group Holdings Corp.                                 23,003,125
 ....................................................................................................
                 531,000   Nabisco Holdings Corp. Class A                               16,792,875
 ....................................................................................................
               2,219,000   PepsiCo, Inc.                                                78,219,750
 ....................................................................................................
                 894,000   Quaker Oats Co. (The)                                        58,668,750
 ....................................................................................................
                 103,900   Ralston-Ralston Purina Group                                  2,896,213
 ....................................................................................................
               3,820,962   Sara Lee Corp.                                               84,299,974
 ....................................................................................................
                 500,000   SYSCO Corp.                                                  19,781,250
----------------------------------------------------------------------------------------------------
                                                                                       488,748,644
----------------------------------------------------------------------------------------------------
Health Care (0.6%)
 ....................................................................................................
               2,560,000   Tenet Healthcare Corp. (NON)                                 60,160,000
----------------------------------------------------------------------------------------------------
Insurance and Finance (14.3%)
 ....................................................................................................
                 455,000   Aetna Inc.                                                   25,394,688
 ....................................................................................................
               2,022,300   Allstate Corp.                                               48,535,200
 ....................................................................................................
                  65,000   American Express Co.                                         10,806,250
 ....................................................................................................
               1,491,887   American General Corp.                                      113,196,926
 ....................................................................................................
                 263,436   AmSouth Bancorporation                                        5,087,608
 ....................................................................................................
               1,748,035   AON Corp.                                                    69,921,400
 ....................................................................................................
                 827,700   Associates First Capital Corp.                               22,710,019
 ....................................................................................................
                 485,000   Charter One Financial, Inc.                                   9,275,625
 ....................................................................................................
                 696,800   Chase Manhattan Corp.                                        54,132,650
 ....................................................................................................
               1,354,742   CIGNA Corp.                                                 109,141,402
 ....................................................................................................
               4,425,350   Citigroup, Inc.                                             245,883,509
 ....................................................................................................
               1,599,109   Fannie Mae                                                   99,844,368
 ....................................................................................................
                 824,200   Hartford Financial Services Group                            39,046,475
 ....................................................................................................
                 616,600   Household International, Inc.                                22,968,350
 ....................................................................................................
                 360,200   Lehman Brothers Holding, Inc.                                30,504,438
 ....................................................................................................
               1,090,000   Lincoln National Corp.                                       43,600,000
 ....................................................................................................
                 275,000   MBNA Corp.                                                    7,493,750
 ....................................................................................................
                 931,100   Mellon Financial Corp.                                       31,715,594
 ....................................................................................................
               1,110,700   Merrill Lynch & Co., Inc.                                    92,743,450
 ....................................................................................................
                 192,039   Morgan (J.P.) & Co., Inc.                                    24,316,938
 ....................................................................................................
                  62,300   Morgan Stanley, Dean Witter,
                           Discover and Co.                                              8,893,325
 ....................................................................................................
               1,819,900   National City Corp.                                          43,108,881
 ....................................................................................................
                 415,000   Paine Webber Group Inc.                                      16,107,188
 ....................................................................................................
               1,402,300   PNC Bank Corp.                                               62,402,350
 ....................................................................................................
                 505,200   St. Paul Cos., Inc.                                          17,018,925
 ....................................................................................................
                 245,000   Summit Bancorp                                                7,503,125
 ....................................................................................................
                 501,400   Synovus Financial Corp.                                       9,965,325
 ....................................................................................................
               1,096,500   The Chubb Corp.                                              61,746,656
 ....................................................................................................
               2,093,200   Washington Mutual, Inc.                                      54,423,200
----------------------------------------------------------------------------------------------------
                                                                                      1,387,487,61
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (2.1%)
 ....................................................................................................
               3,163,800   Abbott Laboratories (NON)                                   114,885,488
 ....................................................................................................
               1,364,838   Baxter International, Inc. (NON)                             85,728,887
----------------------------------------------------------------------------------------------------
                                                                                       200,614,375
----------------------------------------------------------------------------------------------------
Metals and Mining (0.9%)
 ....................................................................................................
                 693,500   Alcoa Inc.                                                   57,560,500
 ....................................................................................................
                 900,000   Freeport-McMoRan Copper &
                           Gold Co., Inc. Class A                                       16,706,250
 ....................................................................................................
                 610,000   Freeport-McMoRan Copper &
                           Gold Co., Inc. Class B                                       12,886,250
----------------------------------------------------------------------------------------------------
                                                                                        87,153,000
----------------------------------------------------------------------------------------------------
Oil and Gas (11.5%)
 ....................................................................................................
                 423,978   Atlantic Richfield Co.                                       36,674,097
 ....................................................................................................
                 769,992   BP Amoco PLC ADR (United Kingdom)                            45,670,151
 ....................................................................................................
                 440,000   Burlington Resources Inc.                                    14,547,500
 ....................................................................................................
                 749,600   Chevron, Inc.                                                64,934,100
 ....................................................................................................
               1,262,300   Conoco, Inc. Class A (NON)                                   31,241,925
 ....................................................................................................
               1,838,477   Conoco, Inc. Class B                                         45,732,115
 ....................................................................................................
               1,497,900   El Paso Energy Corp.                                         58,137,244
 ....................................................................................................
               4,347,787   Exxon Mobil Corp.                                           350,268,590
 ....................................................................................................
               1,439,600   Halliburton Co.                                              57,943,900
 ....................................................................................................
               1,125,000   Occidental Petroleum Corp.                                   24,328,125
 ....................................................................................................
               2,740,000   Royal Dutch Petroleum Co. PLC ADR
                           (Netherlands)                                               165,598,750
 ....................................................................................................
                 956,800   Schlumberger Ltd.                                            53,820,000
 ....................................................................................................
               1,180,300   Texaco, Inc.                                                 64,105,030
 ....................................................................................................
               1,000,000   Tosco Corp.                                                  27,187,500
 ....................................................................................................
                 185,236   Transocean Sedco Forex Inc.                                   6,240,154
 ....................................................................................................
               2,298,100   Williams Cos., Inc.                                          70,235,681
----------------------------------------------------------------------------------------------------
                                                                                      1,116,664,86
----------------------------------------------------------------------------------------------------
Paper and Forest Products (2.3%)
 ....................................................................................................
                 250,000   Champion International Corp.                                 15,484,375
 ....................................................................................................
               1,229,200   International Paper Co.                                      69,372,975
 ....................................................................................................
                 205,000   Temple Inland, Inc.                                          13,517,188
 ....................................................................................................
               1,808,276   Weyerhaeuser Co.                                            129,856,820
----------------------------------------------------------------------------------------------------
                                                                                       228,231,358
----------------------------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (6.7%)
 ....................................................................................................
               3,100,238   American Home Products Corp.                                122,265,636
 ....................................................................................................
               2,116,694   Bristol-Myers Squibb Co.                                    135,865,296
 ....................................................................................................
               2,556,766   Merck & Co., Inc.                                           171,463,120
 ....................................................................................................
               2,822,100   Monsanto Co.                                                100,537,313
 ....................................................................................................
               2,630,787   Pharmacia & Upjohn, Inc.                                    118,385,415
----------------------------------------------------------------------------------------------------
                                                                                       648,516,780
----------------------------------------------------------------------------------------------------
Photography (0.9%)
 ....................................................................................................
               1,258,283   Eastman Kodak Co.                                            83,361,249
----------------------------------------------------------------------------------------------------
Publishing (1.5%)
 ....................................................................................................
                 899,000   McGraw-Hill, Inc.                                            55,400,875
 ....................................................................................................
                 895,000   Times Mirror Co. Class A                                     59,965,000
 ....................................................................................................
                 504,500   Tribune Co.                                                  27,779,031
----------------------------------------------------------------------------------------------------
                                                                                       143,144,906
----------------------------------------------------------------------------------------------------
REITs (Real Estate Investment Trusts) (0.6%)
 ....................................................................................................
                 700,000   Equity Residential Properties Trust                          29,881,250
 ....................................................................................................
               1,025,000   Starwood Hotels & Resorts
                           Worldwide, Inc.                                              24,087,500
----------------------------------------------------------------------------------------------------
                                                                                        53,968,750
----------------------------------------------------------------------------------------------------
Retail (2.8%)
 ....................................................................................................
                 465,000   Albertsons, Inc.                                             14,996,250
 ....................................................................................................
                 111,100   CVS Corp.                                                     4,437,056
 ....................................................................................................
                 315,000   Dayton Hudson Corp.                                          23,132,813
 ....................................................................................................
               1,751,800   Federated Department Stores, Inc. (NON)                      88,575,388
 ....................................................................................................
               4,656,447   K mart Corp. (NON)                                           46,855,498
 ....................................................................................................
                 215,000   Lowe's Cos., Inc.                                            12,846,250
 ....................................................................................................
                 787,500   May Department Stores Co.                                    25,396,875
 ....................................................................................................
               4,124,300   Rite Aid Corp.                                               46,140,606
 ....................................................................................................
                 332,900   Sears, Roebuck & Co.                                         10,132,644
 ....................................................................................................
                 257,800   TJX Cos., Inc. (The)                                          5,268,788
----------------------------------------------------------------------------------------------------
                                                                                       277,782,168
----------------------------------------------------------------------------------------------------
Telecommunications (5.6%)
 ....................................................................................................
                 265,000   ALLTEL Corp.                                                 21,912,188
 ....................................................................................................
               1,823,900   GTE Corp.                                                   128,698,944
 ....................................................................................................
                 272,600   MediaOne Group Inc.                                          20,939,088
 ....................................................................................................
               5,479,132   SBC Communications, Inc. (SEG)                              267,107,685
 ....................................................................................................
               1,546,018   Sprint Corp.                                                104,066,337
----------------------------------------------------------------------------------------------------
                                                                                       542,724,242
----------------------------------------------------------------------------------------------------
Transportation (1.7%)
 ....................................................................................................
               3,316,500   Burlington Northern Santa Fe Corp.                           80,425,125
 ....................................................................................................
                 190,900   CSX Corp.                                                     5,989,488
 ....................................................................................................
                 564,800   Delta Air Lines, Inc.                                        28,134,100
 ....................................................................................................
                 332,500   UAL Corp.                                                    25,789,531
 ....................................................................................................
                 550,000   Union Pacific Corp.                                          23,993,750
----------------------------------------------------------------------------------------------------
                                                                                       164,331,994
----------------------------------------------------------------------------------------------------
Utilities (9.2%)
 ....................................................................................................
               3,414,816   AT&T Co.                                                    173,301,912
 ....................................................................................................
               2,490,100   Bell Atlantic Corp.                                         153,296,781
 ....................................................................................................
               2,618,400   BellSouth Corp.                                             122,573,850
 ....................................................................................................
                 725,000   Carolina Power & Light Co.                                   22,067,188
 ....................................................................................................
               1,635,000   Consolidated Edison, Inc.                                    56,407,500
 ....................................................................................................
                 912,800   Dominion Resources, Inc.                                     35,827,400
 ....................................................................................................
               1,932,100   Duke Energy Corp.                                            96,846,513
 ....................................................................................................
                 985,300   Edison International                                         25,802,544
 ....................................................................................................
               1,915,000   Entergy Corp.                                                49,311,250
 ....................................................................................................
                 715,000   Pacific Gas & Electric Co.                                   14,657,500
 ....................................................................................................
                 665,000   Public Service Enterprise Group, Inc.                        23,150,313
 ....................................................................................................
                 859,700   Reliant Energy, Inc.                                         19,665,638
 ....................................................................................................
               1,300,000   Sempra Energy                                                22,587,500
 ....................................................................................................
                 525,000   Southern Co.                                                 12,337,500
 ....................................................................................................
               1,950,800   Texas Utilities Co.                                          69,375,325
----------------------------------------------------------------------------------------------------
                                                                                       897,208,714
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $8,577,175,309)                                    $9,605,691,473
----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.2%) (a) (cost $22,331,746)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                 410,000   K mart Financing I $3.875 cum. cv. pfd.                     $17,578,750
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.1%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $50,000,000   Merrill Lynch & Co., Inc., effective
                           yield of 5.85%, January 20, 2000                            $49,852,222
 ....................................................................................................
              56,061,000   Interest in $624,736,000 joint repurchase
                           agreement dated December 31, 1999
                           with S.B.C. Warburg Inc. due
                           January 3. 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $56,073,847 for an effective
                           yield of 2.75%                                               56,061,000
----------------------------------------------------------------------------------------------------
                           Total Short-Term Investments
                           (cost $105,913,222)                                        $105,913,222
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $8,705,420,277) (b)                                $9,729,183,445
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                        Aggregate          Expiration                  Unrealized
                  Total Value          Face Value                Date                Appreciation
 ....................................................................................................
S&P 500 Index
(Long)            $40,073,400         $39,100,266              Mar-00                    $973,134
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS




Putnam VT Health Sciences Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (95.6%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Biotechnology (23.5%)
 ....................................................................................................
                   7,500   Affymetrix, Inc. (NON)                                       $1,272,656
 ....................................................................................................
                  33,900   Alkermes, Inc. (NON)                                          1,665,338
 ....................................................................................................
                  10,800   Alexion Pharmaceuticals, Inc. (NON)                             325,350
 ....................................................................................................
                 123,600   Amgen Inc. (NON)                                              7,423,725
 ....................................................................................................
                   5,000   Avigen, Inc. (NON)                                              155,000
 ....................................................................................................
                  27,300   Biogen, Inc. (NON)                                            2,306,850
 ....................................................................................................
                   1,300   Caliper Technologies Corp. (NON)                                 86,775
 ....................................................................................................
                   8,100   Celera Genomics (NON)                                         1,206,900
 ....................................................................................................
                  19,900   Cell Genesys, Inc. (NON)                                        254,969
 ....................................................................................................
                  23,900   COR Therapeutics Inc (NON)                                      642,313
 ....................................................................................................
                  42,800   Genentech, Inc. (NON)                                         5,756,600
 ....................................................................................................
                  43,000   Guilford Pharmaceuticals, Inc. (NON)                            731,000
 ....................................................................................................
                  70,100   IDEXX Laboratories, Inc. (NON)                                1,130,363
 ....................................................................................................
                  61,100   Immunex Corp. (NON)                                           6,690,450
 ....................................................................................................
                  43,800   Inhale Therapeutic Systems (NON)                              1,864,238
 ....................................................................................................
                  22,400   Invitrogen Corp. (NON)                                        1,344,000
 ....................................................................................................
                   4,400   Maxygen, Inc. (NON)                                             312,400
 ....................................................................................................
                  35,200   MedImmune, Inc. (NON)                                         5,838,800
 ....................................................................................................
                  19,300   Millennium Pharmaceuticals, Inc. (NON)                        2,354,600
 ....................................................................................................
                  43,900   PE Corp.-PE Biosystems Group                                  5,281,719
 ....................................................................................................
                   6,700   Progenics Pharmaceuticals, Inc. (NON)                           327,463
 ....................................................................................................
                   9,500   QIAGEN N.V. (Netherlands) (NON)                                 717,250
 ....................................................................................................
                  49,800   QLT PhotoTherapeutics Inc. (Canada) (NON)                     2,925,750
 ....................................................................................................
                  31,400   Sepracor, Inc. (NON)                                          3,114,488
 ....................................................................................................
                  31,700   Transkaryotic Therapies, Inc. (Malaysia) (NON)                1,220,450
 ....................................................................................................
                  47,240   Trimeris, Inc. (NON)                                          1,116,045
 ....................................................................................................
                   1,500   Tularik Inc. (NON)                                               48,563
----------------------------------------------------------------------------------------------------
                                                                                        56,114,055
----------------------------------------------------------------------------------------------------
Medical Services (9.3%)
 ....................................................................................................
                  47,900   Cardinal Health, Inc.                                         2,293,213
 ....................................................................................................
                  32,500   CIGNA Corp.                                                   2,618,281
 ....................................................................................................
                 100,500   Columbia/HCA Healthcare Corp.                                 2,945,906
 ....................................................................................................
                  28,900   Express Scripts, Inc. Class A (NON)                           1,849,600
 ....................................................................................................
                  90,500   Health Management Assoc., Inc. (NON)                          1,210,438
 ....................................................................................................
                  29,900   IMS Health Inc.                                                 812,906
 ....................................................................................................
                  56,600   Lincare Holdings, Inc. (NON)                                  1,963,313
 ....................................................................................................
                   1,300   MedicaLogic, Inc. (NON)                                          27,300
 ....................................................................................................
                  20,437   Medical Manager Corp. (NON)                                   1,721,817
 ....................................................................................................
                  66,400   Medquist, Inc. (NON)                                          1,713,950
 ....................................................................................................
                  47,900   Province Healthcare Co. (NON)                                   910,100
 ....................................................................................................
                  22,700   Trigon Healthcare, Inc. (NON)                                   669,650
 ....................................................................................................
                  40,200   Renal Care Group, Inc. (NON)                                    939,675
 ....................................................................................................
                   1,600   Symyx Technologies (NON)                                         48,000
 ....................................................................................................
                  23,100   United Healthcare Corp.                                       1,227,188
 ....................................................................................................
                  21,100   Wellpoint Health Networks, Inc. (NON)                         1,391,281
----------------------------------------------------------------------------------------------------
                                                                                        22,342,618
----------------------------------------------------------------------------------------------------
Medical Technology (12.7%)
 ....................................................................................................
                   4,100   Agilent Technologies, Inc. (NON)                                316,981
 ....................................................................................................
                   9,100   ArthroCare Corp. (NON)                                          555,100
 ....................................................................................................
                  51,800   Bausch & Lomb, Inc.                                           3,545,063
 ....................................................................................................
                  72,700   Baxter International, Inc.                                    4,566,469
 ....................................................................................................
                  19,600   Cerus Corp. (NON)                                               519,400
 ....................................................................................................
                  34,300   Mallinckrodt Inc.                                             1,091,169
 ....................................................................................................
                 104,658   Medtronic, Inc.                                               3,813,476
 ....................................................................................................
                  37,300   Mentor Corp.                                                    962,806
 ....................................................................................................
                  24,300   Minimed, Inc. (NON)                                           1,779,975
 ....................................................................................................
                  29,200   Molecular Devices Corp. (NON)                                 1,518,400
 ....................................................................................................
                   1,500   ResMed Inc. (NON)                                                62,625
 ....................................................................................................
                  17,900   SonoSite, Inc. (NON)                                            566,088
 ....................................................................................................
                  91,400   Sybron International Corp. (NON)                              2,256,438
 ....................................................................................................
                   7,600   Techne Corp. (NON)                                              418,475
 ....................................................................................................
                  34,000   Ventana Medical Systems, Inc. (NON)                             845,750
 ....................................................................................................
                  46,500   VISX, Inc. (NON)                                              2,406,375
 ....................................................................................................
                  62,900   Waters Corp. (NON)                                            3,333,700
 ....................................................................................................
                  46,430   Wesley Jessen VisionCare, Inc. (NON)                          1,758,536
----------------------------------------------------------------------------------------------------
                                                                                        30,316,826
----------------------------------------------------------------------------------------------------
Other (1.5%)
 ....................................................................................................
                  75,900   CVS Corp.                                                     3,031,256
 ....................................................................................................
                  15,600   On Assignment, Inc. (NON)                                       466,050
----------------------------------------------------------------------------------------------------
                                                                                         3,497,306
----------------------------------------------------------------------------------------------------
Pharmaceuticals (48.6%)
 ....................................................................................................
                  46,500   Abbott Laboratories                                           1,688,531
 ....................................................................................................
                  96,500   Allergan, Inc.                                                4,800,875
 ....................................................................................................
                  55,800   Alpharma, Inc. Class A                                        1,715,850
 ....................................................................................................
                   1,171   Ares-Serono Group Class B
                           (Switzerland)                                                 2,500,879
 ....................................................................................................
                  53,500   AstraZeneca Group PLC
                           (United Kingdom)                                              2,233,625
 ....................................................................................................
                  30,132   Aventis S.A. (France)                                         1,742,986
 ....................................................................................................
                  32,400   Biovail Corp. International (Canada) (NON)                    3,037,500
 ....................................................................................................
                 210,400   Bristol-Myers Squibb Co. (SEG)                               13,505,050
 ....................................................................................................
                   7,500   DUSA Pharmaceuticals, Inc. (NON)                                213,750
 ....................................................................................................
                 132,600   Elan Corp. PLC ADR (Ireland) (NON)                            3,911,700
 ....................................................................................................
                  18,600   IDEC Pharmaceuticals Corp. (NON)                              1,827,450
 ....................................................................................................
                  23,100   IVAX Corp. (NON)                                                594,825
 ....................................................................................................
                 138,190   Johnson & Johnson                                            12,868,944
 ....................................................................................................
                  45,600   Lilly (Eli) & Co.                                             3,032,400
 ....................................................................................................
                  39,150   Medicis Pharmaceutical Corp., Class A (NON)                   1,666,322
 ....................................................................................................
                 113,500   Merck & Co., Inc.                                             7,611,594
 ....................................................................................................
                 113,300   Pfizer, Inc.                                                  3,675,169
 ....................................................................................................
                 146,200   Pharmacia & Upjohn, Inc.                                      6,579,000
 ....................................................................................................
                     387   Roche Holdings AG (Switzerland)                               4,594,410
 ....................................................................................................
                  56,200   Sanofi-Synthelabo SA (France)                                 2,337,248
 ....................................................................................................
                 184,700   Schering-Plough Corp.                                         7,792,031
 ....................................................................................................
                  50,400   Shire Pharmaceuticals Group PLC ADR
                           (United Kingdom) (NON)                                        1,467,900
 ....................................................................................................
                  68,300   Smithkline Beecham PLC ADR
                           (United Kingdom)                                              4,401,081
 ....................................................................................................
                  94,000   Takeda Chemical Industries (Japan)                            4,645,723
 ....................................................................................................
                 178,100   Warner-Lambert Co.                                           14,593,069
 ....................................................................................................
                  89,000   Yamanouchi Pharmaceutical Co., Ltd.
                           (Japan)                                                       3,109,506
----------------------------------------------------------------------------------------------------
                                                                                       116,147,418
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $197,149,802)                                        $228,418,223
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.4%) (a) (cost $10,614,000)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $10,614,000   Interest in $624,736,000 joint repurchase
                           agreement dated December 31, 1999
                           with S.B.C. Warburg Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $10,616,432 for an effective
                           yield of 2.75%                                              $10,614,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $207,763,802) (b)                                    $239,032,223
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                       Aggregate            Expiration                   Unrealized
                  Total Value         Face Value                  Date                 Appreciation
 ....................................................................................................
S&P 500 Index
(Long)             $5,565,750         $5,404,728                Mar-00                     $161,022
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS



Putnam VT High Yield Fund
The fund's portfolio
December 31, 1999

Putnam VT High Yield Fund

The fund's portfolio
December 31, 1999
CORPORATE BONDS AND NOTES (83.7%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
Advertising (0.2%)
 ....................................................................................................
              $1,565,000   Adams Outdoor Advertising sr. notes
                           10 3/4s, 2006                                                $1,635,425
----------------------------------------------------------------------------------------------------
Aerospace and Defense (1.1%)
 ....................................................................................................
                 920,000   Argo-Tech Corp. company guaranty
                           8 5/8s, 2007                                                    809,600
 ....................................................................................................
               1,220,000   Argo-Tech Corp. company guaranty
                           Ser. D, 8 5/8s, 2007                                          1,073,600
 ....................................................................................................
               2,020,000   Aviation Sales Co. company guaranty
                           8 1/8s, 2008                                                  1,727,100
 ....................................................................................................
               1,710,000   BE Aerospace, Inc. sr. sub. notes
                           9 1/2s, 2008                                                  1,598,850
 ....................................................................................................
               1,500,000   BE Aerospace, Inc. sr. sub. notes
                           Ser. B, 8s, 2008                                              1,293,750
 ....................................................................................................
               2,000,000   Burke Industries, Inc. company
                           guaranty 10s, 2007                                              820,000
 ....................................................................................................
               2,520,000   L-3 Communications Corp. sr. sub.
                           notes Ser. B, 10 3/8s, 2007                                   2,595,600
 ....................................................................................................
                 690,000   L-3 Communications Corp. company
                           guaranty Ser. B, 8s, 2008                                       626,175
----------------------------------------------------------------------------------------------------
                                                                                        10,544,675
----------------------------------------------------------------------------------------------------
Agriculture (0.3%)
 ....................................................................................................
               3,236,520   Premium Standard Farms, Inc. sr. sec.
                           notes 11s, 2003 (PIK)                                         2,953,325
----------------------------------------------------------------------------------------------------
Airlines (1.1%)
 ....................................................................................................
               2,420,000   Airbus Industries 144A 12.266s, 2020                          2,494,754
 ....................................................................................................
               1,580,000   Calair LLC 144A company guaranty
                           8 1/8s, 2008                                                  1,459,525
 ....................................................................................................
               1,400,000   Canadian Airlines Corp. sr. notes
                           12 1/4s, 2006 (Canada)                                          840,000
 ....................................................................................................
               2,710,000   Canadian Airlines Corp. secd. notes
                           10s, 2005 (Canada)                                            2,140,900
 ....................................................................................................
               1,400,000   Continental Airlines, Inc. sr. notes
                           9 1/2s, 2001                                                  1,414,000
 ....................................................................................................
               2,600,000   Trans World Airlines, Inc. sr. notes
                           11 1/2s, 2004                                                 1,690,000
 ....................................................................................................
               1,750,000   Trans World Airlines, Inc. sr. notes
                           11 3/8s, 2006                                                   730,625
----------------------------------------------------------------------------------------------------
                                                                                        10,769,804
----------------------------------------------------------------------------------------------------
Apparel (0.6%)
 ....................................................................................................
               2,290,000   Fruit of the Loom company guaranty
                           8 7/8s, 2006 (In default) (NON)                                  91,600
 ....................................................................................................
               1,035,000   GFSI, Inc. sr. disc. notes
                           stepped-coupon Ser. B, zero %
                           (11 3/8s, 9/15/04), 2009 (STP)                                  310,500
 ....................................................................................................
               3,017,000   Guess Jeans, Inc. sr. sub. notes
                           9 1/2s, 2003                                                  3,062,255
 ....................................................................................................
               1,040,000   William Carter Holdings Co. sr. sub.
                           notes Ser. A, 12s, 2008                                         998,400
 ....................................................................................................
               1,750,000   William Carter Holdings Co. sr. sub.
                           notes Ser. A, 10 3/8s, 2006                                   1,592,500
----------------------------------------------------------------------------------------------------
                                                                                         6,055,255
----------------------------------------------------------------------------------------------------
Automotive (1.5%)
 ....................................................................................................
               1,810,000   Dura Operating Corp. company guaranty
                           Ser. B, 9s, 2009                                              1,701,400
 ....................................................................................................
               3,740,000   Federal Mogul Corp. notes 7 1/2s, 2009                        3,314,949
 ....................................................................................................
                 520,000   Lear Corp. sub. notes 9 1/2s, 2006                              521,300
 ....................................................................................................
               3,930,000   Navistar International Corp. sr. notes
                           Ser. B, 8s, 2008                                              3,733,500
 ....................................................................................................
               4,370,000   Oxford Automotive, Inc. company
                           guaranty Ser. D, 10 1/8s, 2007                                4,107,800
 ....................................................................................................
               1,260,000   Transportation Manufacturing
                           Operations Inc. company guaranty
                           11 1/4s, 2009                                                 1,288,350
----------------------------------------------------------------------------------------------------
                                                                                        14,667,299
----------------------------------------------------------------------------------------------------
Automotive Parts (0.6%)
 ....................................................................................................
                 821,000   Aftermarket Technology Corp. sr. sub.
                           notes 12s, 2004                                                 823,053
 ....................................................................................................
               1,890,000   Aftermarket Technology Corp. sr. sub.
                           notes Ser. D, 12s, 2004                                       1,894,725
 ....................................................................................................
                 910,000   Hayes Wheels International, Inc.
                           company guaranty Ser. B, 9 1/8s, 2007                           875,875
 ....................................................................................................
               1,830,000   Hayes Wheels International, Inc. 144A
                           sr. sub. notes 9 1/8s, 2007                                   1,770,525
 ....................................................................................................
                 345,000   San Luis Corp. S.A. notes 8 7/8s,
                           2008 (Mexico)                                                   306,188
----------------------------------------------------------------------------------------------------
                                                                                         5,670,366
----------------------------------------------------------------------------------------------------
Banks (1.8%)
 ....................................................................................................
               3,750,000   Bank United Corp. sub. notes 8 7/8s, 2007                     3,450,000
 ....................................................................................................
               1,885,000   Chevy Chase Savings Bank Inc. sub. deb.
                           9 1/4s, 2008                                                  1,771,900
 ....................................................................................................
               3,532,000   Chevy Chase Savings Bank Inc. sub. deb.
                           9 1/4s, 2005                                                  3,373,060
 ....................................................................................................
                 790,000   CSBI Capital Trust I 144A company
                           guaranty 11 3/4s, 2027                                          845,300
 ....................................................................................................
                 190,000   Dime Capital Trust I bank guaranty
                           Ser. A, 9.33s, 2027                                             181,629
 ....................................................................................................
                 280,000   North Fork Capital Trust I company
                           guaranty 8.7s, 2026                                             261,173
 ....................................................................................................
                 650,000   Ocwen Capital Trust I company
                           guaranty 10 7/8s, 2027                                          403,000
 ....................................................................................................
               1,080,000   Ocwen Federal Bank FSB sub. deb.
                           12s, 2005                                                     1,009,800
 ....................................................................................................
               1,000,000   Peoples Heritage Capital Trust
                           company guaranty Ser. B, 9.06s, 2027                            925,970
 ....................................................................................................
               1,330,000   Provident Capital Trust company
                           guaranty 8.6s, 2026                                           1,209,954
 ....................................................................................................
                 610,000   Riggs Capital Trust 144A bonds
                           8 5/8s, 2026                                                    527,339
 ....................................................................................................
               1,340,000   Sovereign Bancorp Inc. sr. notes
                           10 1/2s, 2006                                                 1,366,800
 ....................................................................................................
               1,695,000   Sovereign Capital Trust company
                           guaranty 9s, 2027                                             1,229,536
 ....................................................................................................
                 795,000   Webster Capital Trust I 144A bonds
                           9.36s, 2027                                                     734,135
----------------------------------------------------------------------------------------------------
                                                                                        17,289,596
----------------------------------------------------------------------------------------------------
Basic Industrial Products (0.6%)
 ....................................................................................................
                 740,000   American Standard Companies, Inc.
                           sr. notes 7 3/8s, 2008                                          686,350
 ....................................................................................................
               1,000,000   Owens-Illinois, Inc. sr. notes 8.1s, 2007                       944,870
 ....................................................................................................
                 520,000   Owens-Illinois, Inc. deb. 7.8s, 2018                            445,942
 ....................................................................................................
               2,050,000   Owens-Illinois, Inc. sr. notes 7.35s, 2008                    1,871,568
 ....................................................................................................
               2,720,000   Roller Bearing Co. company guaranty
                           Ser. B, 9 5/8s, 2007                                          2,475,200
----------------------------------------------------------------------------------------------------
                                                                                         6,423,930
----------------------------------------------------------------------------------------------------
Broadcasting (5.4%)
 ....................................................................................................
               1,750,000   Ackerly Group, Inc. sr. sub. notes
                           Ser. B, 9s, 2009                                              1,697,500
 ....................................................................................................
               4,500,000   Allbritton Communications Co. sr. sub.
                           deb. Ser. B, 9 3/4s, 2007                                     4,500,000
 ....................................................................................................
                 350,000   Allbritton Communications Co. sr. sub.
                           notes Ser. B, 8 7/8s, 2008                                      332,500
 ....................................................................................................
               1,558,300   AMFM Operating, Inc. deb.
                           12 5/8s, 2006 (PIK)                                           1,760,879
 ....................................................................................................
               1,400,216   Australis Media, Ltd. sr. sec. disc. notes
                           zero %, 2000 (In default) (Australia) (NON)                     215,633
 ....................................................................................................
               3,770,000   Benedek Communications Corp.
                           sr. disc. notes stepped-coupon zero %
                           (13 1/4s, 5/15/01), 2006 (STP)                                3,383,575
 ....................................................................................................
                 610,000   Bresnan Communications, Inc. sr. notes
                           Ser. B, 8s, 2009                                                609,238
 ....................................................................................................
               5,690,000   Capstar Broadcasting sr. disc. notes
                           stepped-coupon zero %
                           (12 3/4s, 2/1/02), 2009 (STP)                                 5,085,438
 ....................................................................................................
               1,460,000   Capstar Broadcasting sr. sub. notes
                           9 1/4s, 2007                                                  1,485,550
 ....................................................................................................
                 780,000   Central European Media Enterprises
                           Ltd. sr. notes 9 3/8s, 2004 (Bermuda)                           312,000
 ....................................................................................................
               1,401,820   Citadel Broadcasting, Inc. sr. sub. notes
                           10 1/4s, 2007                                                 1,471,911
 ....................................................................................................
                 770,000   Citadel Broadcasting, Inc. company
                           guaranty 9 1/4s, 2008                                           770,000
 ....................................................................................................
               6,834,000   Comcast UK Cable, Ltd. deb.
                           stepped-coupon zero %
                           (11.2s, 11/15/00), 2007 (Bermuda) (STP)                       6,492,300
 ....................................................................................................
               4,670,000   Echostar DBS Corp. sr. notes 9 3/8s, 2009                     4,681,675
 ....................................................................................................
               2,710,000   Fox Family Worldwide, Inc. sr. notes
                           9 1/4s, 2007                                                  2,493,200
 ....................................................................................................
               1,040,000   Granite Broadcasting Corp. sr. sub. notes
                           8 7/8s, 2008                                                    993,200
 ....................................................................................................
               1,385,000   Grupo Televisa S.A. de C.V. sr. disc.
                           notes stepped-coupon zero %
                           (13 1/4s, 5/15/01), 2008 (Mexico) (STP)                       1,263,813
 ....................................................................................................
               1,325,000   Heritage Media Services Corp. sr. sub.
                           notes 8 3/4s, 2006                                            1,341,563
 ....................................................................................................
                 610,000   Pegasus Communications Corp. sr. notes
                           Ser. B, 9 3/4s, 2006                                            620,675
 ....................................................................................................
               4,932,000   PHI Holdings, Inc. sr. sub. notes
                           zero %, 2001                                                  4,179,870
 ....................................................................................................
               1,815,000   Radio One Inc. company guaranty
                           Ser. B, stepped-coupon zero %
                           (12s, 5/15/00), 2004 (STP)                                    1,937,513
 ....................................................................................................
               1,150,000   RBS Participacoes S.A. 144A company
                           guaranty 11s, 2007 (Brazil)                                     971,750
 ....................................................................................................
               2,640,000   Sinclair Broadcast Group, Inc. company
                           guaranty 9s, 2007                                             2,481,600
 ....................................................................................................
               1,130,000   Spanish Broadcasting Systems sr. sub
                           notes 9 5/8s, 2009                                            1,135,650
 ....................................................................................................
               1,385,000   TV Azteca S.A. de C.V. sr. notes 11s,
                           2002 (Mexico)                                                 1,243,038
 ....................................................................................................
               1,150,000   TV Azteca S.A. de C.V. sr. notes 10 1/2s,
                           2007 (Mexico)                                                   997,625
 ....................................................................................................
                 500,000   TV Azteca S.A. de C.V. sr. notes Ser. A,
                           10 1/8s, 2004 (Mexico)                                          445,000
----------------------------------------------------------------------------------------------------
                                                                                        52,902,696
----------------------------------------------------------------------------------------------------
Building and Construction (1.4%)
 ....................................................................................................
                 740,000   Atrium Companies Inc. company
                           guaranty Ser. B, 10 1/2s, 2009                                  723,350
 ....................................................................................................
               1,035,000   Cia Latino Americana 144A company
                           guaranty 11 5/8s, 2004 (Argentina)                              662,400
 ....................................................................................................
               3,580,000   D.R. Horton, Inc. company guaranty
                           8s, 2009                                                      3,275,700
 ....................................................................................................
                 320,000   GS Superhighway Holdings sr. notes
                           10 1/4s, 2007 (China)                                           208,000
 ....................................................................................................
               4,100,000   GS Superhighway Holdings sr. notes
                           9 7/8s, 2004 (China)                                          2,152,500
 ....................................................................................................
                 940,000   Jackson Products, Inc. company
                           guaranty Ser. B, 9 1/2s, 2005                                   869,500
 ....................................................................................................
               1,410,000   NCI Building Systems Inc. sr. sub.
                           notes Ser. B, 9 1/4s, 2009                                    1,346,550
 ....................................................................................................
               2,462,312   Terex Corp. bank term loan Ser. B,
                           FRN 8.436s, 2005                                              2,450,000
 ....................................................................................................
               1,770,000   Toll Corp. company guaranty 8 1/8s, 2009                      1,641,675
----------------------------------------------------------------------------------------------------
                                                                                        13,329,675
----------------------------------------------------------------------------------------------------
Building Products (0.7%)
 ....................................................................................................
                 214,000   American Standard, Inc. company
                           guaranty 7 5/8s, 2010                                           198,485
 ....................................................................................................
               2,882,000   American Standard, Inc. company
                           guaranty 7 3/8s, 2005                                         2,723,490
 ....................................................................................................
               2,120,000   Building Materials Corp. company
                           guaranty 8s, 2008                                             1,918,600
 ....................................................................................................
               2,170,000   Decora Industries, Inc. sr. sec.
                           notes Ser. B, 11s, 2005                                       1,736,000
----------------------------------------------------------------------------------------------------
                                                                                         6,576,575
----------------------------------------------------------------------------------------------------
Business Equipment and Services (0.7%)
 ....................................................................................................
               3,750,000   Outsourcing Solutions, Inc. sr. sub. notes
                           Ser. B, 11s, 2006                                             3,525,000
 ....................................................................................................
               1,098,000   United Stationer Supply, Inc. sr. sub. notes
                           12 3/4s, 2005                                                 1,183,095
 ....................................................................................................
               2,050,000   U.S. Office Products Co. company
                           guaranty 9 3/4s, 2008                                         1,045,500
 ....................................................................................................
               1,983,053   U.S. Office Products Co. bank term loan
                           Ser. B, FRN 8.97s, 2006                                       1,566,612
----------------------------------------------------------------------------------------------------
                                                                                         7,320,207
----------------------------------------------------------------------------------------------------
Cable Television (3.7%)
 ....................................................................................................
               4,225,000   Acme Television sr. disc. notes
                           stepped-coupon zero %
                           (10 7/8s, 9/30/00), 2004 (STP)                                3,802,500
 ....................................................................................................
               1,955,000   Adelphia Communications Corp.
                           sr. notes Ser. B, 9 7/8s, 2007                                1,984,325
 ....................................................................................................
               2,090,000   Adelphia Communications Corp.
                           sr. notes Ser. B, 8 3/8s, 2008                                1,943,700
 ....................................................................................................
               1,200,000   Adelphia Communications Corp.
                           sr. notes 7 7/8s, 2009                                        1,080,000
 ....................................................................................................
               1,788,000   Century Communications Corp.
                           sr. notes 8 7/8s, 2007                                        1,720,950
 ....................................................................................................
                 260,000   Century Communications Corp.
                           sr. notes 8 3/4s, 2007                                          247,650
 ....................................................................................................
                 670,000   CSC Holdings, Inc. sr. sub. deb.
                           9 7/8s, 2023                                                    700,150
 ....................................................................................................
               2,510,000   CSC Holdings, Inc. sr. sub. deb.
                           9 7/8s, 2013                                                  2,648,050
 ....................................................................................................
                 710,000   CSC Holdings, Inc. deb. 7 7/8s, 2018                            672,548
 ....................................................................................................
               3,360,000   Diamond Cable Communication Co.
                           sr. disc. notes stepped-coupon zero %
                           (11 3/4s, 12/15/00), 2005
                           (United Kingdom) (STP)                                        3,175,200
 ....................................................................................................
               3,520,000   Diamond Cable Communication Co.
                           sr. disc. notes stepped-coupon zero %
                           (10 3/4s, 2/15/02), 2007
                           (United Kingdom) (STP)                                        2,807,200
 ....................................................................................................
                 430,000   Globo Communicacoes 144A sr. notes
                           10 5/8s, 2008 (Brazil)                                          365,500
 ....................................................................................................
               1,400,000   Globo Communicacoes 144A company
                           guaranty 10 1/2s, 2006 (Brazil)                               1,204,000
 ....................................................................................................
               1,660,000   Lamar Media Corp. sr. sub. notes
                           9 1/4s, 2007                                                  1,639,250
 ....................................................................................................
               1,000,000   Multicanal SA notes Ser. E, zero %,
                           2000 (Argentina)                                                916,900
 ....................................................................................................
                 655,000   RCN Corp. sr. disc. notes
                           stepped-coupon zero %
                           (11 1/8s, 10/15/02), 2007 (STP)                                 463,413
 ....................................................................................................
                 330,000   Rogers Cablesystems Ltd. notes 11s,
                           2015 (Canada)                                                   373,725
 ....................................................................................................
                 140,000   Rogers Cablesystems Ltd. company
                           guaranty 10s, 2007 (Canada)                                     148,750
 ....................................................................................................
               1,710,000   Rogers Cablesystems Ltd. sr. notes
                           Ser. B, 10s, 2005 (Canada)                                    1,829,700
 ....................................................................................................
               1,930,000   Supercanal Holdings S.A. 144A sr. notes
                           11 1/2s, 2005 (In default) (Argentina) (NON)                  1,003,600
 ....................................................................................................
                 430,000   TeleWest Communications PLC 144A
                           sr. notes 11 1/4s, 2008 (United Kingdom)                        467,625
 ....................................................................................................
                 130,000   TeleWest Communications PLC deb.
                           9 5/8s, 2006 (United Kingdom)                                   132,275
 ....................................................................................................
               2,330,000   TeleWest Communications PLC 144A
                           sr. disc. notes stepped-coupon zero %,
                           (9 1/4, 4/15/04), 2009 (United Kingdom) (STP)                 1,502,850
 ....................................................................................................
               7,420,000   United Pan-Europe N.V. 144A
                           snr. notes stepped-coupon zero %,
                           (12 1/2s, 8/1/04), 2009 (STP)                                 4,266,500
 ....................................................................................................
               1,000,000   United Pan-Europe N.V. 144A
                           snr. notes 11 1/4s, 2009                                      1,027,500
----------------------------------------------------------------------------------------------------
                                                                                        36,123,861
----------------------------------------------------------------------------------------------------
Cellular Communications (4.3%)
 ....................................................................................................
               2,000,000   Airgate PCS, Inc. sr. sub. notes
                           stepped-coupon zero %
                           (13 1/2s, 10/1/04), 2009 (STP)                                1,110,000
 ....................................................................................................
               3,730,000   Celcaribe S.A. sr. notes stepped-
                           coupon zero % (13 1/2s, 3/15/04),
                           2004 (Colombia) (STP)                                         3,133,200
 ....................................................................................................
                 270,000   Cellnet Data Systems, Inc. notes
                           15s, 2000                                                       270,000
 ....................................................................................................
                 270,000   Cellnet Data Systems, Inc. notes
                           15s, 2000                                                       270,000
 ....................................................................................................
               8,177,000   CellNet Data Systems, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (14s, 10/1/02), 2007 (STP)                                    1,042,568
 ....................................................................................................
               1,840,000   Conecel Holdings 144A notes Ser. A,
                           16 1/2s, 2000 (In default)
                           (United Kingdom) (NON)                                          184,000
 ....................................................................................................
               4,290,000   Dobson Communications Corp. sr. notes
                           11 3/4s, 2007                                                 4,836,975
 ....................................................................................................
               6,920,000   McCaw International Ltd sr. disc.
                           notes stepped-coupon zero %
                           (13s, 4/15/02), 2007 (STP)                                    4,774,800
 ....................................................................................................
               8,690,000   Millicom International Cellular S.A.
                           sr. disc. notes stepped-coupon zero %
                           (13 1/2s, 6/1/01), 2006 (Luxembourg) (STP)                    7,169,250
 ....................................................................................................
               1,290,000   NEXTEL Communications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (12 1/8s, 4/15/03), 2008 (STP)                                  761,100
 ....................................................................................................
               3,980,000   NEXTEL Communications, Inc. sr. notes
                           12s, 2008                                                     4,457,600
 ....................................................................................................
                 250,000   NEXTEL Communications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (9 3/4s, 10/31/02), 2007 (STP)                                  178,125
 ....................................................................................................
               7,640,000   NEXTEL Communications, Inc. 144A
                           sr. notes 9 3/8s, 2009                                        7,506,300
 ....................................................................................................
               1,260,000   NEXTEL Partners Inc. sr. disc. notes
                           stepped-coupon zero % (14s, 2/1/04),
                           2009 (STP)                                                      825,300
 ....................................................................................................
               2,770,000   Price Communications Wireless, Inc.
                           144A sr. notes 9 1/8s, 2006                                   2,804,625
 ....................................................................................................
               5,140,000   US Unwired Inc. sr. disc. notes
                           stepped-coupon zero %,
                           (13 3/8s, 11/1/04), 2009 (STP)                                3,006,900
----------------------------------------------------------------------------------------------------
                                                                                        42,330,743
----------------------------------------------------------------------------------------------------
Chemicals (3.2%)
 ....................................................................................................
               1,510,000   Geo Specialty Chemicals, Inc. sr. sub.
                           notes 10 1/8s, 2008                                           1,396,750
 ....................................................................................................
                 640,000   Huntsman Corp. 144A sr. sub. notes
                           9 1/2s, 2007                                                    601,600
 ....................................................................................................
               1,450,000   Huntsman Corp. 144A sr. sub. notes
                           FRN 9.188s, 2007                                              1,421,000
 ....................................................................................................
               5,050,000   Huntsman ICI Chemicals Inc. 144A
                           sr. sub. notes 10 1/8s, 2009                                  5,201,500
 ....................................................................................................
               4,180,000   Lyondell Petrochemical Co. sr. sub. notes
                           10 7/8s, 2009                                                 4,305,400
 ....................................................................................................
               6,350,000   Lyondell Petrochemical Co. sec. notes
                           Ser. B, 9 7/8s, 2007                                          6,508,750
 ....................................................................................................
               2,000,000   Lyondell Petrochemical Co. notes
                           Ser. A, 9 5/8s, 2007                                          2,045,000
 ....................................................................................................
               1,500,000   PCI Chemicals & Pharmaceuticals
                           company guaranty 9 1/4s, 2007 (India)                         1,151,250
 ....................................................................................................
                 660,000   Pioneer Americas Acquisition 144A sr.
                           notes 9 1/4s, 2007                                              521,400
 ....................................................................................................
                 975,000   Pioneer Americas Acquisition bank term
                           loan, FRN 7.86s, 2006                                           750,750
 ....................................................................................................
               2,756,796   Polytama International notes 11 1/4s,
                           2007 (Indonesia)                                                496,223
 ....................................................................................................
               2,750,000   Royster-Clark Inc. 144A 1st mtge
                           10 1/4s, 2009                                                 2,502,500
 ....................................................................................................
               1,900,000   Sterling Chemicals Holdings sr. disc.
                           notes stepped-coupon zero %
                           (13 1/2s, 8/15/01), 2008 (STP)                                  494,000
 ....................................................................................................
                 900,000   Sterling Chemicals, Inc. company
                           guaranty Ser. B, 12 3/8s, 2006                                  927,000
 ....................................................................................................
               2,360,000   Trikem S.A. 144A bonds 10 5/8s,
                           2007 (Brazil)                                                 1,652,000
 ....................................................................................................
               1,670,000   UCAR Global Enterprises sr. sub. notes
                           Ser. B, 12s, 2005                                             1,732,625
----------------------------------------------------------------------------------------------------
                                                                                        31,707,748
----------------------------------------------------------------------------------------------------
Computer Services and Software (1.3%)
 ....................................................................................................
                 660,000   Concentric Network Corp. sr. notes
                           12 3/4s, 2007                                                   693,000
 ....................................................................................................
               1,590,000   Cybernet Internet Services Intl., Inc.
                           144A sr. notes 14s, 2009                                      1,383,300
 ....................................................................................................
               2,590,000   Interact Systems, Inc. 144A sr. disc. notes
                           14s, 2003                                                       466,200
 ....................................................................................................
               4,090,000   PSINet, Inc. sr. notes 11s, 2009                              4,212,700
 ....................................................................................................
               3,675,000   PSINet, Inc. 144A sr. notes 10 1/2s, 2006                     3,730,125
 ....................................................................................................
               1,480,000   Unisys Corp. sr. notes Ser. B, 12s, 2003                      1,576,200
 ....................................................................................................
               1,150,000   Verio Inc. sr. notes 10 3/8s, 2005                            1,161,500
----------------------------------------------------------------------------------------------------
                                                                                        13,223,025
----------------------------------------------------------------------------------------------------
Conglomerates (0.5%)
 ....................................................................................................
               3,065,000   Axia, Inc. company guaranty 10 3/4s, 2008                     2,812,138
 ....................................................................................................
               3,450,000   Cathay International Ltd. 144A sr. notes
                           13s, 2008 (China)                                             1,725,000
----------------------------------------------------------------------------------------------------
                                                                                         4,537,138
----------------------------------------------------------------------------------------------------
Consumer Durable Goods (0.4%)
 ....................................................................................................
               1,930,000   Albecca Inc. company guaranty
                           10 3/4s, 2008                                                 1,307,575
 ....................................................................................................
               2,363,000   Iron Age Corp. company guaranty
                           9 7/8s, 2008                                                  1,772,250
 ....................................................................................................
               1,400,000   Sealy Mattress Co. company guaranty
                           stepped-coupon Ser. B, zero %
                           (10 7/8s, 12/15/02), 2007 (STP)                                 987,000
----------------------------------------------------------------------------------------------------
                                                                                         4,066,825
----------------------------------------------------------------------------------------------------
Consumer Non-Durable Goods (0.5%)
 ....................................................................................................
               5,570,000   Samsonite Corp. sr. sub. notes
                           10 3/4s, 2008                                                 4,706,650
----------------------------------------------------------------------------------------------------
Cosmetics (0.4%)
 ....................................................................................................
               1,470,000   French Fragrances, Inc. company
                           guaranty Ser. D, 10 3/8s, 2007                                1,425,900
 ....................................................................................................
               1,200,000   Revlon Consumer Products sr. notes
                           9s, 2006                                                        882,000
 ....................................................................................................
               3,000,000   Revlon Consumer Products sr. sub.
                           notes 8 5/8s, 2008                                            1,470,000
----------------------------------------------------------------------------------------------------
                                                                                         3,777,900
----------------------------------------------------------------------------------------------------
Electric Utilities (3.1%)
 ....................................................................................................
               3,325,000   AES China Generating Co. sr. notes
                           10 1/8s, 2006 (China)                                         2,360,750
 ....................................................................................................
               2,610,000   Applied Power Inc. sr. sub. notes
                           8 3/4s, 2009                                                  2,551,275
 ....................................................................................................
               1,350,000   Calpine Corp. sr. notes 10 1/2s, 2006                         1,431,000
 ....................................................................................................
               1,520,000   Calpine Corp. sr. notes 9 1/4s, 2004                          1,539,000
 ....................................................................................................
                 250,000   Calpine Corp. sr. notes 7 7/8s, 2008                            238,750
 ....................................................................................................
               1,800,000   CMS Energy Corp. pass-through
                           certificates 7s, 2005                                         1,674,180
 ....................................................................................................
               2,260,000   CMS Energy Corp. sr. notes Ser. B,
                           6 3/4s, 2004                                                  2,158,707
 ....................................................................................................
               2,480,000   Midland Funding II Corp. deb. Ser. B,
                           13 1/4s, 2006                                                 2,913,008
 ....................................................................................................
               7,775,000   Midland Funding II Corp. deb. Ser. A,
                           11 3/4s, 2005                                                 8,395,834
 ....................................................................................................
                 325,000   North Atlantic Energy Corp. 1st mtge.
                           Ser. A, 9.05s, 2002                                             329,388
 ....................................................................................................
                 425,846   Northeast Utilities System notes
                           Ser. A, 8.58s, 2006                                             429,010
 ....................................................................................................
               5,700,000   Panda Global Energy Co. company
                           guaranty 12 1/2s, 2004 (China)                                3,420,000
 ....................................................................................................
               3,290,000   York Power Funding 144A company
                           guaranty 12s, 2007 (Cayman Islands)                           3,388,700
----------------------------------------------------------------------------------------------------
                                                                                        30,829,602
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (1.3%)
 ....................................................................................................
                 670,000   Celestica International Ltd. 144A
                           sr. sub. notes 10 1/2s, 2006 (Canada)                           703,500
 ....................................................................................................
               1,340,000   DII Group, Inc. (The) sr. sub. notes
                           8 1/2s, 2007                                                  1,333,300
 ....................................................................................................
                 375,000   HCC Industries, Inc. company guaranty
                           10 3/4s, 2007                                                   217,500
 ....................................................................................................
                 430,000   Metromedia Fiber Network, Inc. sr. notes
                           10s, 2009                                                       439,675
 ....................................................................................................
               3,880,000   Metromedia Fiber Network, Inc. sr. notes
                           Ser. B, 10s, 2008                                             3,967,300
 ....................................................................................................
                 770,000   Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                     781,550
 ....................................................................................................
               3,225,000   Motors and Gears, Inc. sr. notes
                           Ser. D, 10 3/4s, 2006                                         3,192,750
 ....................................................................................................
               2,690,000   Viasystems, Inc. sr. notes Ser. B,
                           9 3/4s, 2007                                                  1,371,900
 ....................................................................................................
                 920,000   Viasystems, Inc. sr. sub notes 9 3/4s, 2007                     469,200
----------------------------------------------------------------------------------------------------
                                                                                        12,476,675
----------------------------------------------------------------------------------------------------
Entertainment (1.6%)
 ....................................................................................................
               4,040,000   ITT Corp. notes 6 3/4s, 2005                                  3,574,309
 ....................................................................................................
                 200,000   Premier Parks, Inc.144A sr. disc.
                           notes stepped-coupon zero %,
                           (10s, 4/1/03), 2008 (STP)                                       137,000
 ....................................................................................................
               1,410,000   Premier Parks, Inc. sr. notes 9 3/4s, 2007                    1,417,050
 ....................................................................................................
               1,500,000   Premier Parks, Inc. bank term loan
                           Ser. B, FRN 8.66s, 2005                                       1,509,375
 ....................................................................................................
               1,370,000   Regal Cinemas, Inc. sr. sub. notes
                           9 1/2s, 2008                                                  1,041,200
 ....................................................................................................
               2,780,000   SFX Entertainment, Inc. 144A company
                           guaranty Ser. B, 9 1/8s, 2008                                 2,613,200
 ....................................................................................................
               1,690,000   SFX Entertainment Inc. company
                           guaranty 9 1/8s, 2008                                         1,601,275
 ....................................................................................................
                 900,000   Silver Cinemas, Inc. sr. sub. notes
                           10 1/2s, 2005                                                   369,000
 ....................................................................................................
               2,450,000   Six Flags Corp. sr. notes 8 7/8s, 2006                        2,394,875
 ....................................................................................................
               3,510,000   United Artists Theatre sr. sub. notes
                           9 3/4s, 2008                                                    596,700
----------------------------------------------------------------------------------------------------
                                                                                        15,253,984
----------------------------------------------------------------------------------------------------
Environmental Control (1.5%)
 ....................................................................................................
               8,040,000   Allied Waste Industries, Inc. 144A
                           sr. sub. notes 10s, 2009                                      7,175,700
 ....................................................................................................
               2,215,000   Allied Waste Industries, Inc. bank
                           term loan Ser. C, FRN 8.563s, 2007                            2,204,213
 ....................................................................................................
               1,815,000   Allied Waste Industries, Inc. bank
                           term loan Ser. B, FRN 8.313s, 2006                            1,790,951
 ....................................................................................................
               1,860,000   Allied Waste Industries, Inc. company
                           guaranty Ser. B, 7 7/8s, 2009                                 1,636,800
 ....................................................................................................
               2,140,000   Waste Management, Inc. 144A sr. notes
                           6 7/8s, 2009                                                  1,803,164
----------------------------------------------------------------------------------------------------
                                                                                        14,610,828
----------------------------------------------------------------------------------------------------
Financial Services (3.2%)
 ....................................................................................................
               4,000,000   Aames Financial Corp. sr. notes
                           9 1/8s, 2003                                                  2,560,000
 ....................................................................................................
               1,550,000   Advanta Corp. company guaranty
                           Ser. B, 8.99s, 2026                                           1,069,500
 ....................................................................................................
               1,250,000   Advanta Corp. med. term notes Ser. B,
                           7s, 2001                                                      1,171,875
 ....................................................................................................
               1,090,000   Advanta Corp. med. term notes Ser. D,
                           6.92s, 2002                                                     993,993
 ....................................................................................................
               1,030,000   AMRESCO, Inc. sr. sub. notes
                           Ser. 98-A, 9 7/8s, 2005                                         659,200
 ....................................................................................................
               1,490,000   Capital One Financial Corp. notes
                           7 1/8s, 2008                                                  1,359,342
 ....................................................................................................
                 965,000   Cellco Finance Corp. NV sr. sub.
                           notes 15s, 2005 (Netherlands)                                 1,042,200
 ....................................................................................................
               1,165,000   Colonial Capital II 144A company
                           guaranty 8.92s, 2027                                          1,036,351
 ....................................................................................................
               2,485,000   Conseco Financial Corp. sr. sub. notes
                           10 1/4s, 2002                                                 2,577,119
 ....................................................................................................
               2,680,000   Contifinancial Corp. sr. notes 8 3/8s, 2003                     241,200
 ....................................................................................................
               1,810,000   Contifinancial Corp. sr. notes 8 1/8s, 2008                     162,900
 ....................................................................................................
               2,180,000   Contifinancial Corp. sr. notes 7 1/2s, 2002                     239,800
 ....................................................................................................
               3,730,000   Delta Financial Corp. sr. notes 9 1/2s, 2004                  2,387,200
 ....................................................................................................
               2,230,000   Imperial Credit Capital Trust I 144A
                           company guaranty 10 1/4s, 2002                                1,739,400
 ....................................................................................................
               1,655,000   Imperial Credit Industries, Inc. sr. notes
                           9 7/8s, 2007                                                  1,282,625
 ....................................................................................................
               1,880,000   Nationwide Credit Inc. sr. notes
                           Ser. A, 10 1/4s, 2008                                         1,109,200
 ....................................................................................................
               2,960,000   RBF Finance Co. company guaranty
                           11 3/8s, 2009                                                 3,182,000
 ....................................................................................................
               2,360,000   RBF Finance Co. company guaranty
                           11s, 2006                                                     2,519,300
 ....................................................................................................
               3,590,000   Resource America Inc. 144A sr. notes
                           12s, 2004                                                     2,943,800
 ....................................................................................................
               1,350,000   Superior Financial 144A sr. notes
                           8.65s, 2003                                                   1,304,438
 ....................................................................................................
               2,060,000   Turkcell NV 144A sr. notes 12 3/4s,
                           2005 (Netherlands)                                            2,126,950
----------------------------------------------------------------------------------------------------
                                                                                        31,708,393
----------------------------------------------------------------------------------------------------
Food and Beverages (2.0%)
 ....................................................................................................
               2,165,000   Ameriserve Food Co. company guaranty
                           10 1/8s, 2007                                                   736,100
 ....................................................................................................
                 800,000   Ameriserve Food Distribution Inc.
                           144A sec. notes 12s, 2006                                       656,000
 ....................................................................................................
               3,725,000   Aurora Foods, Inc. 144A ser. sub. notes
                           Ser. D, 9 7/8s, 2007                                          3,771,563
 ....................................................................................................
               2,230,000   Doane Pet Care Co. sr. sub. notes
                           9 3/4s, 2007                                                  2,185,400
 ....................................................................................................
               1,625,000   Eagle Family Foods company guaranty
                           Ser. B, 8 3/4s, 2008                                          1,235,000
 ....................................................................................................
                 816,226   Imperial Holly bank term loan Ser. A,
                           7.656s, 2003                                                    800,921
 ....................................................................................................
               1,600,000   RAB Enterprises, Inc. company
                           guaranty 10 1/2s, 2005                                        1,072,000
 ....................................................................................................
               1,940,000   RAB Holdings, Inc. sr. notes 13s, 2008                          931,200
 ....................................................................................................
               6,580,000   Triarc Consumer Products, Inc. 144A
                           sr. sub. notes 10 3/4s, 2009                                  6,366,150
 ....................................................................................................
               1,730,000   Vlassic Foods Intl. Inc. sr. sub notes
                           Ser. B, 10 1/4s, 2009                                         1,647,825
----------------------------------------------------------------------------------------------------
                                                                                        19,402,159
----------------------------------------------------------------------------------------------------
Gaming (3.9%)
 ....................................................................................................
               1,135,638   Ameristar Casinos Inc. company
                           guaranty Ser. B, 8s, 2004                                       999,361
 ....................................................................................................
               1,980,000   Argosy Gaming Co. company guaranty
                           10 3/4s, 2009                                                 2,079,000
 ....................................................................................................
               2,650,000   Autotote Corp. company guaranty
                           Ser. B, 10 7/8s, 2004                                         2,716,250
 ....................................................................................................
               2,260,000   Boyd Gaming Corp. sr. sub. notes
                           9 1/2s, 2007                                                  2,237,400
 ....................................................................................................
               2,736,000   Circus Circus Enterprises, Inc. sr. sub.
                           notes 9 1/4s, 2005                                            2,770,200
 ....................................................................................................
                 510,000   Circus Circus Enterprises, Inc. deb.
                           7s, 2036                                                        446,031
 ....................................................................................................
               1,110,000   Circus Circus Enterprises, Inc. sr. notes
                           6.45s, 2006                                                     982,472
 ....................................................................................................
               3,700,000   Fitzgeralds Gaming Corp. company
                           guaranty Ser. B, 12 1/4s, 2004 (In default) (NON)             1,988,750
 ....................................................................................................
               3,560,000   Hollywood Casino Corp. company
                           guaranty 11 1/4s, 2007                                        3,684,600
 ....................................................................................................
               1,380,000   Hollywood Park, Inc. company guaranty
                           Ser. B, 9 1/4s, 2007                                          1,366,200
 ....................................................................................................
                 330,000   Horseshoe Gaming Holdings company
                           guaranty 8 5/8s, 2009                                           317,625
 ....................................................................................................
               2,500,000   Isle of Capri Black Hawk LLC 144A
                           1st mortgage Ser. B, 13s, 2004                                2,725,000
 ....................................................................................................
               4,730,000   Mohegan Tribal Gaming, Auth. sr. sub.
                           notes 8 3/4s, 2009                                            4,670,875
 ....................................................................................................
                 245,000   Mohegan Tribal Gaming, Auth. sr. notes
                           8 1/8s, 2006                                                    238,875
 ....................................................................................................
               1,980,000   Park Place Entertainment sr. notes
                           8 1/2s, 2006                                                  1,959,250
 ....................................................................................................
               1,170,000   Riviera Black Hawk 144A 1st mtge.
                           13s, 2005                                                     1,251,900
 ....................................................................................................
               2,560,000   Trump A.C. 1st mtge. 11 1/4s, 2006                            2,073,600
 ....................................................................................................
               4,230,000   Trump Castle Funding 144A sub. notes
                           10 1/4s, 2003                                                 4,282,875
 ....................................................................................................
               1,815,000   Trump Holdings & Funding Corp.
                           sr. notes 15 1/2s, 2005                                       1,501,913
----------------------------------------------------------------------------------------------------
                                                                                        38,292,177
----------------------------------------------------------------------------------------------------
Health Care (1.9%)
 ....................................................................................................
                 670,000   Columbia Healthcare Corp. deb.
                           8.36s, 2024                                                     618,913
 ....................................................................................................
               1,800,000   Columbia/HCA Healthcare Corp. notes
                           7s, 2007                                                      1,606,500
 ....................................................................................................
                 890,600   Columbia/HCA Healthcare Corp. notes
                           6.91s, 2005                                                     814,899
 ....................................................................................................
                 370,000   Columbia/HCA Healthcare Corp. med.
                           term notes 6.63s, 2045                                          349,750
 ....................................................................................................
                 560,000   Conmed Corp. company guaranty
                           9s, 2008                                                        523,600
 ....................................................................................................
               2,730,000   Extendicare Health Services, Inc.
                           company guaranty 9.35s, 2007                                  1,603,875
 ....................................................................................................
                 650,000   HEALTHSOUTH Corp. sr. notes 7s, 2008                            534,404
 ....................................................................................................
               1,980,000   Integrated Health Services, Inc. sr. sub.
                           notes Ser. A, 9 1/2s, 2007 (In default) (NON)                   163,350
 ....................................................................................................
               1,190,000   Integrated Health Services, Inc. sr. sub.
                           notes Ser. A, 9 1/4s, 2008 (In default) (NON)                    98,175
 ....................................................................................................
                 870,738   Magellan Health bank term loan
                           Ser. C, FRN 9.25s, 2005                                         809,786
 ....................................................................................................
               6,090,000   Mariner Post-Acute Network, Inc.
                           sr. sub. notes stepped-coupon Ser. B,
                           zero % (10 1/2s, 11/1/02), 2007
                           (In default) (NON) (STP)                                         30,450
 ....................................................................................................
               1,360,000   MedPartners, Inc. sr. sub. notes
                           6 7/8s, 2000                                                  1,309,000
 ....................................................................................................
               5,470,000   Multicare Cos., Inc. sr. sub. notes 9s, 2007                  1,258,100
 ....................................................................................................
               3,070,000   Paracelsus Healthcare sr. sub. notes
                           10s, 2006                                                     1,780,600
 ....................................................................................................
               1,130,000   Paragon Corp. Holdings, Inc. company
                           guaranty Ser. B, 9 5/8s, 2008                                   361,600
 ....................................................................................................
               4,335,000   Sun Healthcare Group, Inc. sr. sub. notes
                           Ser. B, 9 1/2s, 2007 (In default) (NON)                         216,750
 ....................................................................................................
               2,200,000   Sun Healthcare Group, Inc. 144A
                           sr. sub. notes 9 3/8s, 2008 (In default) (NON)                  110,000
 ....................................................................................................
                 921,000   Tenet Healthcare Corp. sr. sub. notes
                           8 5/8s, 2007                                                    891,068
 ....................................................................................................
               1,250,000   Tenet Healthcare Corp. sr. notes
                           8 5/8s, 2003                                                  1,234,375
 ....................................................................................................
               2,681,000   Tenet Healthcare Corp. sr. notes
                           Ser. B, 8 1/8s, 2008                                          2,493,330
 ....................................................................................................
               1,560,000   Tenet Healthcare Corp. sr. notes 8s, 2005                     1,505,400
----------------------------------------------------------------------------------------------------
                                                                                        18,313,925
----------------------------------------------------------------------------------------------------
Hospital Management and Medical Services (0.6%)
 ....................................................................................................
               1,630,000   Lifepoint Hospital Holdings company
                           guaranty Ser. B, 10 3/4s, 2009                                1,678,900
 ....................................................................................................
               4,330,000   Triad Hospitals Holdings company
                           guaranty Ser. B, 11s, 2009                                    4,481,550
----------------------------------------------------------------------------------------------------
                                                                                         6,160,450
----------------------------------------------------------------------------------------------------
Insurance (0.1%)
 ....................................................................................................
               1,055,000   Reliance Group Holdings, Inc. sr. notes
                           9s, 2000                                                        949,500
----------------------------------------------------------------------------------------------------
Lodging (1.0%)
 ....................................................................................................
               1,560,000   Epic Resorts LLC company guaranty
                           Ser. B, 13s, 2005                                             1,123,200
 ....................................................................................................
               4,860,000   HMH Properties, Inc. company guaranty
                           Ser. B, 7 7/8s, 2008                                          4,325,400
 ....................................................................................................
                 620,000   Host Marriott L.P. sr. notes Ser. E,
                           8 3/8s, 2006                                                    582,800
 ....................................................................................................
               2,000,000   Starwood Hotels bank term loan, FRN
                           9.211s, 2003                                                  2,000,000
 ....................................................................................................
               1,500,000   Strategic Hotel Funding bank term loan,
                           FRN 9.346s, 2004                                              1,501,875
----------------------------------------------------------------------------------------------------
                                                                                         9,533,275
----------------------------------------------------------------------------------------------------
Manufacturing (0.6%)
 ....................................................................................................
               3,110,000   Blount Inc. 144A sr. sub. notes 13s, 2009                     3,281,050
 ....................................................................................................
                 997,500   Blount, Inc. bank term loan Ser. B, FRN
                           9.51s, 2006                                                     999,994
 ....................................................................................................
               1,880,000   Insilco Holding Co. sr. disc. notes stepped-
                           coupon zero % (14s, 8/15/03), 2008 (STP)                        902,400
 ....................................................................................................
                 900,000   Kappa Beheer BV. 144A company
                           guaranty 10 5/8s, 2009 (New Zealand)                            945,000
----------------------------------------------------------------------------------------------------
                                                                                         6,128,444
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (0.6%)
 ....................................................................................................
               2,885,000   ALARIS Medical Systems, Inc. company
                           guaranty 9 3/4s, 2006                                         2,495,525
 ....................................................................................................
               1,990,000   Dade International, Inc. sr. sub.
                           notes Ser. B, 11 1/8s, 2006                                   1,950,200
 ....................................................................................................
               1,275,000   Kinetic Concepts, Inc. company
                           guaranty Ser. B, 9 5/8s, 2007                                   943,500
 ....................................................................................................
               1,850,000   Mediq, Inc. deb. stepped-coupon
                           zero % (13s, 6/1/03), 2009 (STP)                                185,000
 ....................................................................................................
               1,800,000   Mediq, Inc. company guaranty 11s, 2008                          720,000
----------------------------------------------------------------------------------------------------
                                                                                         6,294,225
----------------------------------------------------------------------------------------------------
Metals and Mining (1.0%)
 ....................................................................................................
               2,416,000   Anker Coal Group, Inc. 144A sec. notes
                           14 1/4s, 2007 (PIK)                                           1,208,000
 ....................................................................................................
               3,930,000   Better Minerals & Aggregates Co. 144A
                           sr. sub. notes 13s, 2009                                      3,939,825
 ....................................................................................................
               1,270,000   Continental Global Group sr. notes
                           Ser. B, 11s, 2007                                               660,400
 ....................................................................................................
               2,350,000   Lodestar Holdings, Inc. company
                           guaranty 11 1/2s, 2005                                        1,175,000
 ....................................................................................................
               2,080,000   Weirton Steel Co. sr. notes 11 3/8s, 2004                     2,007,200
 ....................................................................................................
               1,320,000   WHX Corp. sr. notes 10 1/2s, 2005                             1,237,500
----------------------------------------------------------------------------------------------------
                                                                                        10,227,925
----------------------------------------------------------------------------------------------------
Motion Picture Distribution (0.5%)
 ....................................................................................................
                 370,000   AMC Entertainment, Inc. sr. sub. notes
                           9 1/2s, 2011                                                    329,300
 ....................................................................................................
                 835,000   AMC Entertainment, Inc. sr. sub. notes
                           9 1/2s, 2009                                                    736,888
 ....................................................................................................
               1,695,000   Cinemark USA, Inc. sr. sub. notes
                           8 1/2s, 2008 (Mexico)                                         1,474,650
 ....................................................................................................
               7,007,000   Diva Systems Corp. sr. disc. notes,
                           Ser. B, stepped-coupon zero %
                           (12 5/8s, 3/1/03), 2008 (STP)                                 2,557,555
----------------------------------------------------------------------------------------------------
                                                                                         5,098,393
----------------------------------------------------------------------------------------------------
Networking (0.3%)
 ....................................................................................................
                 530,000   Exodus Communications, Inc. sr. notes
                           11 1/4s, 2008                                                   549,875
 ....................................................................................................
               2,690,000   Exodus Communications, Inc. 144A
                           sr. notes 10 3/4s, 2009                                       2,737,075
----------------------------------------------------------------------------------------------------
                                                                                         3,286,950
----------------------------------------------------------------------------------------------------
Oil and Gas (3.1%)
 ....................................................................................................
               1,740,000   Belco Oil & Gas Corp. sr. sub. notes
                           Ser. B, 8 7/8s, 2007                                          1,631,250
 ....................................................................................................
                 810,000   Coda Energy Inc. company guaranty
                           Ser. B, 10 1/2s, 2006                                           834,300
 ....................................................................................................
               1,510,000   Gulf Canada Resources, Ltd. sr. notes
                           8 3/8s, 2005 (Canada)                                         1,451,261
 ....................................................................................................
               1,650,000   Gulf Canada Resources, Ltd. sr. notes
                           8.35s, 2006 (Canada)                                          1,623,188
 ....................................................................................................
               1,630,000   HS Resources, Inc. sr. sub. notes
                           Ser. B, 9 1/4s, 2006                                          1,597,400
 ....................................................................................................
                 870,000   Leviathan Gas Corp. company guaranty
                           Ser. B, 10 3/8s, 2009                                           904,800
 ....................................................................................................
               1,785,000   Ocean Energy, Inc. company guaranty
                           Ser. B, 8 7/8s, 2007                                          1,771,613
 ....................................................................................................
               3,337,000   Ocean Energy, Inc. company guaranty
                           Ser. B, 8 3/8s, 2008                                          3,220,205
 ....................................................................................................
               1,500,000   Parker Drilling Corp. company
                           guaranty Ser. D, 9 3/4s, 2006                                 1,451,250
 ....................................................................................................
               1,000,000   Port Arthur Finance Corp. 144A
                           sec. notes 12 1/2s, 2009                                      1,010,000
 ....................................................................................................
               1,980,000   R & B Falcon Corp. sr. notes 12 1/4s, 2006                    2,187,900
 ....................................................................................................
               1,270,000   RAM Energy Inc. sr. notes 11 1/2s, 2008                         555,625
 ....................................................................................................
               1,240,000   Seven Seas Petroleum sr. notes
                           Ser. B, 12 1/2s, 2005                                           496,000
 ....................................................................................................
               2,280,000   Stone Energy Corp. company guaranty
                           8 3/4s, 2007                                                  2,251,500
 ....................................................................................................
               1,410,000   Triton Energy Ltd. sr. notes 9 1/4s, 2005                     1,427,625
 ....................................................................................................
               4,775,000   Triton Energy Ltd. sr. notes 8 3/4s, 2002                     4,810,813
 ....................................................................................................
               3,540,000   Vintage Petroleum sr. sub. notes
                           9 3/4s, 2009                                                  3,628,500
----------------------------------------------------------------------------------------------------
                                                                                        30,853,230
----------------------------------------------------------------------------------------------------
Packaging and Containers (0.7%)
 ....................................................................................................
               2,245,000   AEP Industries, Inc. sr. sub. notes
                           9 7/8s, 2007                                                  2,160,813
 ....................................................................................................
                 995,000   Innova S De R.L. sr. notes 12 7/8s,
                           2007 (Mexico)                                                   885,550
 ....................................................................................................
                 383,335   Jefferson Smurfit bank term loan
                           Ser. B, FRN 8.625s, 2006                                        383,335
 ....................................................................................................
               1,750,000   Packaging Corp. company guaranty
                           9 5/8s, 2009                                                  1,793,750
 ....................................................................................................
               1,255,413   Packaging Corp. bank term loan
                           Ser. C, FRN 9.438s, 2008                                      1,201,179
 ....................................................................................................
                 590,000   Radnor Holdings Inc. sr. notes 10s, 2003                        590,000
----------------------------------------------------------------------------------------------------
                                                                                         7,014,627
----------------------------------------------------------------------------------------------------
Paper and Forest Products (2.8%)
 ....................................................................................................
               3,315,000   APP Finance II Mauritius Ltd. bonds
                           stepped-coupon zero % (16s, 2/15/04),
                           2049 (Indonesia) (STP)                                        2,121,600
 ....................................................................................................
                 190,000   Boise Cascade Co. med. term notes
                           Ser. A, 7.43s, 2005                                             180,430
 ....................................................................................................
               1,920,000   Doman Industries Ltd. company
                           guaranty 12s, 2004 (Canada)                                   1,999,200
 ....................................................................................................
               1,600,000   Huntsman Packaging Corp. company
                           guaranty 9 1/8s, 2007                                         1,568,000
 ....................................................................................................
               2,710,000   Indah Kiat Financial Mauritius Ltd.
                           company guaranty 10s, 2007 (Indonesia)                        2,005,400
 ....................................................................................................
               2,460,000   Pacifica Papers, Inc. sr. notes 10s,
                           2009 (Canada)                                                 2,539,950
 ....................................................................................................
               3,480,000   Pindo Deli Finance Mauritius Ltd.
                           company guaranty 10 3/4s,
                           2007 (Indonesia)                                              2,540,400
 ....................................................................................................
               4,305,000   Repap New Brunswick sr. notes
                           10 5/8s, 2005 (Canada)                                        4,003,650
 ....................................................................................................
                 870,000   Republic Group, Inc. sr. sub. notes
                           9 1/2s, 2008                                                    817,800
 ....................................................................................................
               1,095,000   Riverwood International Corp. company
                           guaranty 10 7/8s, 2008                                        1,073,100
 ....................................................................................................
               3,360,000   Riverwood International Corp. company
                           guaranty 10 1/4s, 2006                                        3,410,400
 ....................................................................................................
               1,150,000   Stone Container Corp. sr. notes
                           12.58s, 2016                                                  1,224,750
 ....................................................................................................
               3,930,000   Tembec Industries, Inc. company
                           guaranty 8 5/8s, 2009 (Canada)                                3,930,000
----------------------------------------------------------------------------------------------------
                                                                                        27,414,680
----------------------------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (0.7%)
 ....................................................................................................
                 860,000   Biovail Corp. International sr. notes
                           10 7/8s, 2005                                                   903,000
 ....................................................................................................
               3,300,000   ICN Pharmaceuticals, Inc. 144A sr. notes
                           9 1/4s, 2005                                                  3,159,750
 ....................................................................................................
               2,000,000   ICN Pharmaceuticals, Inc. 144A sr. notes
                           8 3/4s, 2008                                                  1,910,000
 ....................................................................................................
                 570,000   ICN Pharmaceuticals, Inc. 144A sr. notes
                           8 3/4s, 2008                                                    544,350
----------------------------------------------------------------------------------------------------
                                                                                         6,517,100
----------------------------------------------------------------------------------------------------
Publishing (0.8%)
 ....................................................................................................
               2,295,000   Affinity Group Holdings sr. notes
                           11s, 2007                                                     2,111,400
 ....................................................................................................
               1,982,942   Alabama River News bank term loan,
                           FRN 7.688s, 2002                                              1,487,206
 ....................................................................................................
               2,775,000   Perry-Judd company guaranty
                           10 5/8s, 2007                                                 2,442,000
 ....................................................................................................
                 560,733   Von Hoffman Press, Inc. 144A sr. sub.
                           notes 13 1/2s, 2009                                             510,267
 ....................................................................................................
               1,505,000   Von Hoffman Press, Inc. 144A sr. sub.
                           notes 10 3/8s, 2007                                           1,474,900
----------------------------------------------------------------------------------------------------
                                                                                         8,025,773
----------------------------------------------------------------------------------------------------
Railroads (0.3%)
 ....................................................................................................
                 600,000   MRS Logistica, S.A. bonds Ser. B,
                           10 5/8s, 2005 (Brazil)                                          486,000
 ....................................................................................................
               2,545,000   TFM S.A. de C.V. company guaranty
                           stepped-coupon zero %,
                           (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                       1,628,800
 ....................................................................................................
               1,250,000   TFM S.A. de C.V. company guaranty
                           10 1/4s, 2007 (Mexico)                                        1,178,125
----------------------------------------------------------------------------------------------------
                                                                                         3,292,925
----------------------------------------------------------------------------------------------------
Restaurants (--%)
 ....................................................................................................
               1,000,000   FRD Acquisition Co. sr. notes Ser. B,
                           12 1/2s, 2004                                                   600,000
----------------------------------------------------------------------------------------------------
Retail (1.1%)
 ....................................................................................................
               1,400,000   Home Interiors & Gifts, Inc. company
                           guaranty 10 1/8s, 2008                                        1,190,000
 ....................................................................................................
               4,000,000   K mart Corp. pass-thru certificates
                           Ser. 95K4, 9.35s, 2020                                        3,925,000
 ....................................................................................................
                 303,000   Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                      248,460
 ....................................................................................................
               2,035,000   Mothers Work, Inc. sr. notes 12 5/8s, 2005                    2,050,263
 ....................................................................................................
               3,365,000   NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                    3,129,450
 ....................................................................................................
                 600,000   North Atlantic Trading Co. company
                           guaranty Ser. B, 11s, 2004                                      546,000
----------------------------------------------------------------------------------------------------
                                                                                        11,089,173
----------------------------------------------------------------------------------------------------
Satellite Services (0.2%)
 ....................................................................................................
               1,510,000   Golden Sky Systems company guaranty
                           Ser. B, 12 3/8s, 2006                                         1,600,600
----------------------------------------------------------------------------------------------------
Semiconductors (0.8%)
 ....................................................................................................
               3,200,000   Amkor Technologies, Inc. 144A sr. notes
                           9 1/4s, 2006                                                  3,136,000
 ....................................................................................................
               3,040,000   Fairchild Semiconductor Corp. sr. sub.
                           notes 10 1/8s, 2007                                           3,100,800
 ....................................................................................................
               1,420,000   Zilog, Inc. company guaranty Ser. B,
                           9 1/2s, 2005                                                  1,306,400
----------------------------------------------------------------------------------------------------
                                                                                         7,543,200
----------------------------------------------------------------------------------------------------
Shipping (0.2%)
 ....................................................................................................
               1,590,000   Johnstown America Industries, Inc.
                           company guaranty Ser. C, 11 3/4s, 2005                        1,617,825
 ....................................................................................................
                 915,000   Transportacion Maritima Mexicana S.A.
                           de C.V. notes 9 1/4s, 2003                                      754,875
----------------------------------------------------------------------------------------------------
                                                                                         2,372,700
----------------------------------------------------------------------------------------------------
Steel (1.4%)
 ....................................................................................................
               3,120,000   AK Steel Corp. sr. notes 9 1/8s, 2006                         3,166,800
 ....................................................................................................
               1,940,000   AK Steel Corp. company guaranty
                           7 7/8s, 2009                                                  1,828,450
 ....................................................................................................
               1,000,000   Armco, Inc. sr. notes 9s, 2007                                1,010,000
 ....................................................................................................
                 900,000   Armco, Inc. sr. notes 8 7/8s, 2008                              909,000
 ....................................................................................................
               2,580,000   LTV Corp. sr. notes 11 3/4s, 2009                             2,709,000
 ....................................................................................................
               1,650,000   National Steel Corp. 1st mtge.
                           Ser. D, 9 7/8s, 2009                                          1,691,250
 ....................................................................................................
               2,400,000   WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                   2,466,000
 ....................................................................................................
                  30,000   Wheeling-Pittsburgh Steel Corp. sr. notes
                           9 1/4s, 2007                                                     28,200
----------------------------------------------------------------------------------------------------
                                                                                        13,808,700
----------------------------------------------------------------------------------------------------
Telecommunications (12.9%)
 ....................................................................................................
               3,260,000   Alaska Communications Systems Corp.
                           company guaranty 9 3/8s, 2009                                 3,154,050
 ....................................................................................................
               3,855,000   Barak I.T.C. sr. disc. notes
                           stepped-coupon Ser. B, zero %
                           (12 1/2s, 11/15/02), 2007 (Israel) (STP)                      2,100,975
 ....................................................................................................
               1,680,000   Bestel S.A.de C.V. sr. disc. notes
                           stepped-coupon zero %
                           (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                       1,058,400
 ....................................................................................................
               1,890,000   Birch Telecommunications, Inc. sr. notes
                           14s, 2008                                                     1,908,900
 ....................................................................................................
                 740,000   CapRock Communications Corp. sr. notes
                           Ser. B, 12s, 2008                                               765,900
 ....................................................................................................
               1,050,000   CapRock Communications Corp. sr. notes
                           11 1/2s, 2009                                                 1,076,250
 ....................................................................................................
               2,510,000   Carrier1 Intl. S.A. sr. notes Ser. B,
                           13 1/4s, 2009 (Luxembourg)                                    2,635,500
 ....................................................................................................
               9,760,000   Charter Communications Holdings LLC
                           sr. disc. notes stepped-coupon zero %
                           (9.92s, 4/1/04), 2011 (STP)                                   5,978,000
 ....................................................................................................
               3,100,000   Charter Communications Holdings LLC
                           sr. notes 8 5/8s, 2009                                        2,886,875
 ....................................................................................................
               8,805,000   Colt Telecommunications Group PLC
                           sr. disc. notes stepped-coupon zero %
                           (12s, 12/15/01), 2006
                           (United Kingdom) (STP)                                        7,748,400
 ....................................................................................................
               4,690,000   Covad Communications Group, Inc.
                           sr. disc. notes stepped-coupon Ser. B,
                           zero % (13 1/2s, 03/15/03), 2008 (STP)                        2,919,525
 ....................................................................................................
               3,080,000   Covad Communications Group, Inc.
                           sr. notes 12 1/2s, 2009                                       3,180,100
 ....................................................................................................
               2,970,000   DTI Holdings Inc. sr. disc. notes,
                           stepped-coupon Ser. B, zero %
                           (12 1/2s, 03/01/03), 2008 (STP)                               1,069,200
 ....................................................................................................
               1,330,000   Econophone, Inc. company guaranty
                           13 1/2s, 2007                                                 1,409,800
 ....................................................................................................
               5,260,000   Firstworld Communication Corp.
                           sr. disc. notes stepped-coupon zero %
                           (13, 4/15/03), 2008 (STP)                                     3,156,000
 ....................................................................................................
               8,040,000   Focal Communications Corp. sr. disc.
                           notes, stepped-coupon Ser. B, zero %
                           (12 1/8s, 02/15/03), 2008 (STP)                               4,984,800
 ....................................................................................................
               4,720,000   Global Crossing Holdings, Ltd.
                           company guaranty 9 5/8s, 2008                                 4,708,200
 ....................................................................................................
                 660,000   Globe Telecom 144A sr. notes 13s,
                           2009 (Philippines)                                              712,800
 ....................................................................................................
               5,936,000   GST USA, Inc. company guaranty
                           stepped-coupon zero %
                           (13 7/8s, 12/15/00), 2005 (STP)                               4,377,800
 ....................................................................................................
               1,560,000   GST USA, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (10 1/2s, 5/1/03), 2008 (STP)                                   756,600
 ....................................................................................................
                 510,000   Hermes Europe Railtel 144A sr. notes
                           11 1/2s, 2007 (Netherlands)                                     521,475
 ....................................................................................................
               2,895,000   Hyperion Telecommunications Corp., Inc.
                           sr. notes Ser. B, 12 1/4s, 2004                               3,097,650
 ....................................................................................................
               1,000,000   Hyperion Telecommunications Inc.
                           sr. sub. notes 12s, 2007                                      1,055,000
 ....................................................................................................
               9,050,000   ICG Communications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (10s, 02/15/03), 2008 (STP)                                   4,751,250
 ....................................................................................................
               1,905,000   ICG Holdings, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (13 1/2s, 9/15/00), 2005 (Canada) (STP)                       1,647,825
 ....................................................................................................
               3,700,000   ICG Services, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (9 7/8s, 5/1/03), 2008 (STP)                                  1,868,500
 ....................................................................................................
                 240,000   Intercel, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (12s, 2/1/01), 2006 (STP)                                       210,000
 ....................................................................................................
               2,865,000   Intermedia Communications, Inc.
                           sr. disc. notes Ser. B, stepped-coupon
                           zero % (11 1/4s, 7/15/02), 2007 (STP)                         2,105,775
 ....................................................................................................
               2,640,000   Intermedia Communications, Inc.
                           sr. notes Ser. B, 8.6s, 2008                                  2,435,400
 ....................................................................................................
               4,460,000   IPC Information Systems Inc. sr. disc.
                           notes zero % (10 7/8s,), 2008 (STP)                           3,389,600
 ....................................................................................................
               7,234,000   KMC Telecom Holdings, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (12 1/2s, 2/15/03), 2008 (STP)                                3,978,700
 ....................................................................................................
               5,440,000   Knology Holdings, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (11 7/8s, 10/15/02), 2007 (STP)                               3,644,800
 ....................................................................................................
               2,950,000   Logix Communications Enterprises
                           sr. notes 12 1/4s, 2008                                       2,212,500
 ....................................................................................................
               4,290,000   Microcell Telecommunications
                           sr. disc. notes stepped-coupon Ser. B,
                           zero % (14s, 12/1/01), 2006 (Canada) (STP)                    3,775,200
 ....................................................................................................
                 430,000   Netia Holdings B.V. 144A company
                           guaranty stepped-coupon zero %
                           (11 1/4s, 11/1/01), 2007 (Poland) (STP)                         279,500
 ....................................................................................................
                 755,000   Netia Holdings B.V. 144A company
                           guaranty Ser. B 10 1/4s, 2007 (Poland)                          641,750
 ....................................................................................................
               2,240,000   NorthEast Optic Network, Inc. sr. notes
                           12 3/4s, 2008                                                 2,374,400
 ....................................................................................................
               2,020,000   NTL Communications Corp. sr. notes
                           Ser. B, 11 1/2s, 2008                                         2,181,600
 ....................................................................................................
               2,670,000   NTL, Inc. sr. notes, stepped-coupon
                           Ser. B, zero % (9 3/4s, 4/1/03), 2008
                           (United Kingdom) (STP)                                        1,862,325
 ....................................................................................................
               2,000,000   Omnipoint Midwest Holdings bank term
                           loan, FRN 9.471s, 2006                                        1,940,000
 ....................................................................................................
                 970,000   Onepoint Communications, Inc. company
                           guaranty Ser. B, 14 1/2s, 2008                                  630,500
 ....................................................................................................
               2,100,000   Pathnet, Inc. sr. notes 12 1/4s, 2008                         1,344,000
 ....................................................................................................
               3,130,000   Qwest Communications International,
                           Inc. sr. disc. notes stepped-coupon
                           zero % (9.47s, 10/15/02), 2007 (STP)                          2,539,400
 ....................................................................................................
               1,590,000   Rhythms Netconnections, Inc. sr. disc.
                           notes stepped-coupon Ser. B,
                           zero % (13 1/2s, 5/15/03), 2008 (STP)                           858,600
 ....................................................................................................
                 810,000   Rogers Cantel, Inc. sr. sub. notes 8.8s,
                           2007 (Canada)                                                   810,000
 ....................................................................................................
               1,790,000   Startec Global Communications Corp.
                           sr. notes 12s, 2008                                           1,467,800
 ....................................................................................................
               1,260,000   Telecommunications Techniques, Inc.
                           company guaranty 9 3/4s, 2008                                 1,134,000
 ....................................................................................................
               1,330,000   Telehub Communications Corp. company
                           guaranty stepped-coupon zero %
                           (13 7/8s, 7/31/02), 2005 (STP)                                   63,175
 ....................................................................................................
               4,160,000   Time Warner Telecom Inc. sr. notes
                           9 3/4s, 2008                                                  4,264,000
 ....................................................................................................
               5,200,000   21st Century Telecom Group, Inc.
                           sr. disc. notes stepped-coupon zero %
                           (12 1/4s, 2/15/03), 2008 (STP)                                3,484,000
 ....................................................................................................
               1,770,000   Versatel Telecom B.V. sr. notes 13 1/4s,
                           2008 (Netherlands)                                            1,885,050
 ....................................................................................................
                 720,000   Versatel Telecom B.V. sr. notes
                           13 1/4s, 2008 (Netherlands)                                     766,800
 ....................................................................................................
               2,950,000   WinStar Communications, Inc. sr. sub.
                           notes stepped-coupon zero %
                           (15s, 3/1/02), 2007 (STP)                                     4,189,000
 ....................................................................................................
               2,680,000   World Access, Inc. sr. notes Ser. B,
                           13 1/4s, 2008                                                 2,418,700
----------------------------------------------------------------------------------------------------
                                                                                       126,416,350
----------------------------------------------------------------------------------------------------
Telephone Services (3.4%)
 ....................................................................................................
               5,230,000   BTI Telecom Corp. sr. notes 10 1/2s, 2007                     4,811,600
 ....................................................................................................
               3,820,000   Call-Net Enterprises, Inc. sr. disc.
                           notes  stepped-coupon zero %
                           (10.8s, 5/15/04), 2009 (Canada) (STP)                         1,824,050
 ....................................................................................................
               3,810,000   Call-Net Enterprises, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (9.27s, 8/15/02), 2007 (Canada) (STP)                         2,247,900
 ....................................................................................................
               1,240,000   Call-Net Enterprises, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (8.94s, 8/15/03), 2008 (Canada) (STP)                           607,600
 ....................................................................................................
               1,670,000   Call-Net Enterprises Inc. sr. notes 8s,
                           2008 (Canada)                                                 1,269,200
 ....................................................................................................
               3,625,000   Flag Ltd. 144A sr. notes 8 1/4s,
                           2008 (Bermuda)                                                3,371,250
 ....................................................................................................
                 215,000   Long Distance International, Inc. sr. notes
                           12 1/4s, 2008                                                   107,500
 ....................................................................................................
                 350,000   NEXTLINK Communications, Inc. sr. disc.
                           notes stepped-coupon zero %
                           (12 1/4s, 6/1/04), 2009 (STP)                                   215,250
 ....................................................................................................
                 390,000   NEXTLINK Communications, Inc. 144A
                           sr. disc. notes stepped-coupon zero %
                           (12 1/8s, 12/1/04), 2009 (STP)                                  227,175
 ....................................................................................................
               2,580,000   NEXTLINK Communications, Inc. 144A
                           sr. notes 10 1/2s, 2009                                       2,631,600
 ....................................................................................................
               2,045,000   RSL Communications, Ltd. company
                           guaranty 12 1/4s, 2006 (Bermuda)                              2,075,675
 ....................................................................................................
               1,480,000   RSL Communications PLC company
                           guaranty 10 1/2s, 2008 (United Kingdom)                       1,406,000
 ....................................................................................................
                 570,000   RSL Communications PLC company
                           guaranty 9 1/8s, 2008 (United Kingdom)                          510,150
 ....................................................................................................
               1,470,000   Tele1 Europe B.V. 144A sr. notes 13s,
                           2009 (Netherlands)                                            1,543,500
 ....................................................................................................
               2,190,000   Transtel S.A. pass-through certificates
                           12 1/2s, 2007                                                 1,204,500
 ....................................................................................................
               6,910,000   Viatel, Inc. sr. disc. notes
                           stepped-coupon zero %
                           (12 1/2s, 4/15/03), 2008 (STP)                                4,318,750
 ....................................................................................................
               2,298,000   Viatel, Inc. 144A sr. notes 11 1/2s, 2009                     2,286,510
 ....................................................................................................
               2,500,000   Worldwide Fiber, Inc. 144A sr. notes
                           12s, 2009 (Canada)                                            2,581,250
----------------------------------------------------------------------------------------------------
                                                                                        33,239,460
----------------------------------------------------------------------------------------------------
Textiles (0.4%)
 ....................................................................................................
               1,260,000   Polymer Group, Inc. company guaranty
                           Ser. B, 9s, 2007                                              1,222,200
 ....................................................................................................
               1,190,000   Polymer Group, Inc. company guaranty
                           Ser. B, 8 3/4s, 2008                                          1,142,400
 ....................................................................................................
                 320,000   Westpoint Stevens, Inc. sr. notes
                           7 7/8s, 2008                                                    288,000
 ....................................................................................................
               1,000,000   Westpoint Stevens, Inc. sr. notes
                           7 7/8s, 2005                                                    910,000
----------------------------------------------------------------------------------------------------
                                                                                         3,562,600
----------------------------------------------------------------------------------------------------
Transportation (0.1%)
 ....................................................................................................
               1,170,000   Kitty Hawk, Inc. company guaranty
                           9.95s, 2004                                                   1,149,525
----------------------------------------------------------------------------------------------------
Trucking (0.1%)
 ....................................................................................................
                 750,000   Johnstown America Industries, Inc.
                           sr. sub. notes 11 3/4s, 2005                                    763,125
----------------------------------------------------------------------------------------------------
Wireless Communications (1.2%)
 ....................................................................................................
                 290,000   Clearnet Communications, Inc.
                           sr. disc. notes stepped-coupon zero %
                           (14 3/4s, 12/15/00), 2005 (STP)                                 284,200
 ....................................................................................................
               1,990,000   Orbital Imaging Corp. sr. notes Ser. B,
                           11 5/8s, 2005                                                 1,393,000
 ....................................................................................................
               1,425,000   Neuvo Grupo Iusacell S.A. 144A
                           sr. notes 14 1/4s, 2006 (Mexico)                              1,482,000
 ....................................................................................................
               1,300,000   Paging Network Do Brasil sr. notes
                           13 1/2s, 2005 (Brazil)                                          182,000
 ....................................................................................................
               3,830,000   Telecorp PCS Inc. company guaranty
                           stepped-coupon zero %
                           (11 5/8s, 4/15/04), 2009 (STP)                                2,412,900
 ....................................................................................................
               1,730,000   VoiceStream Wire Corp. sr. disc.
                           notes stepped-coupon zero %
                           (11 7/8s, 11/15/04), 2009 (STP)                               1,046,650
 ....................................................................................................
               4,900,000   VoiceStream Wire Corp. 144A sr. notes
                           10 3/8s, 2009                                                 5,047,000
----------------------------------------------------------------------------------------------------
                                                                                        11,847,750
----------------------------------------------------------------------------------------------------
                           Total Corporate Bonds and Notes
                           (cost $924,356,372)                                        $822,291,141
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS (7.5%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                              Value
 ....................................................................................................
Banks (1.0%)
 ....................................................................................................
                 230,000   California Federal Bancorp, Inc.
                           Ser. A, $2.281 pfd.                                          $5,347,500
 ....................................................................................................
                  56,820   Chevy Chase Pfd. Capital Corp.
                           Ser. A, $5.188 pfd.                                           3,068,280
 ....................................................................................................
                  20,000   Chevy Chase Savings Bank $3.25 pfd.                             600,000
 ....................................................................................................
                   1,010   First Republic 144A 10.50% pfd.                                 974,650
----------------------------------------------------------------------------------------------------
                                                                                         9,990,430
----------------------------------------------------------------------------------------------------
Broadcasting (1.5%)
 ....................................................................................................
                  30,812   Capstar Broadcasting 144A
                           $12.00 pfd. (PIK)                                             3,605,004
 ....................................................................................................
                  15,992   Citadel Broadcasting Inc. 144A
                           Ser. B, $13.25 cum. pfd. (PIK)                                1,787,106
 ....................................................................................................
                   3,952   Granite Broadcasting 144A
                           12.75% cum. pfd. (PIK)                                        4,031,040
 ....................................................................................................
                     442   Paxson Communications
                           13.25% cum. pfd. (PIK)                                        4,519,450
----------------------------------------------------------------------------------------------------
                                                                                        13,942,600
----------------------------------------------------------------------------------------------------
Building and Construction (0.2%)
 ....................................................................................................
                  64,595   Brand Scaffold Services, Inc. 144A
                           $3.625 cum. pfd.                                              1,808,660
----------------------------------------------------------------------------------------------------
Cable Television (0.8%)
 ....................................................................................................
                     691   CSC Holdings, Inc. Ser. H,
                           $11.75 cum. pfd. (PIK)                                           76,010
 ....................................................................................................
                  68,365   CSC Holdings, Inc. Ser. M,
                           $11.125 cum. pfd. (PIK)                                       7,554,333
----------------------------------------------------------------------------------------------------
                                                                                         7,630,343
----------------------------------------------------------------------------------------------------
Cellular Communications (0.6%)
 ....................................................................................................
                   4,881   Dobson Communications 13.00% pfd. (PIK)                       5,320,290
 ....................................................................................................
                     310   NEXTEL Communications, Inc. Ser. E,
                           11.125% pfd. (PIK)                                              310,000
----------------------------------------------------------------------------------------------------
                                                                                         5,630,290
----------------------------------------------------------------------------------------------------
Computer Services (0.1%)
 ....................................................................................................
                   1,421   Concentric Network Corp. Ser. B,
                           13.50% pfd. (PIK)                                             1,406,790
----------------------------------------------------------------------------------------------------
Electric Utilities (0.1%)
 ....................................................................................................
                  24,391   Public Service Co. of New Hampshire
                           Ser. A, $2.650 cum. pfd.                                        615,873
----------------------------------------------------------------------------------------------------
Insurance and Finance (0.5%)
 ....................................................................................................
                 122,819   CGA Group Ltd. 144A Ser. A,
                           $13.75 pfd. (PIK)                                             3,316,113
 ....................................................................................................
                  12,500   Sinclair Capital 144A $11.625 cum. pfd.                       1,268,750
----------------------------------------------------------------------------------------------------
                                                                                         4,584,863
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (0.5%)
 ....................................................................................................
                   2,405   Fresenius Medical Capital Trust I company
                           guaranty Ser. D, 9.00% pfd. (Germany)                         2,356,900
 ....................................................................................................
                   2,830   Fresenius Medical Capital Trust II company
                           guaranty, 7.875% pfd. (Germany)                               2,554,075
----------------------------------------------------------------------------------------------------
                                                                                         4,910,975
----------------------------------------------------------------------------------------------------
Motion Picture Distribution (--%)
 ....................................................................................................
                  91,670   Diva Systems Corp. Ser. C, $6.00 pfd.                           412,515
----------------------------------------------------------------------------------------------------
Oil and Gas (0.2%)
 ....................................................................................................
                   1,944   R&B Falcon Corp. 13.875% cum. pfd. (PIK)                      2,050,920
----------------------------------------------------------------------------------------------------
Packaging and Containers (0.1%)
 ....................................................................................................
                   9,628   Packaging Corp. of America $12.375 pfd. (PIK)                 1,054,266
----------------------------------------------------------------------------------------------------
Restaurants (0.1%)
 ....................................................................................................
                  35,170   AmeriKing, Inc. $3.25 cum. pfd. (PIK)                           633,060
----------------------------------------------------------------------------------------------------
Telecommunications (1.6%)
 ....................................................................................................
                   1,557   ICG Holdings, Inc. 144A 14.25% pfd. (PIK)                     1,409,085
 ....................................................................................................
                   3,965   ICG Holdings, Inc. 14.00% cum. pfd. (PIK)                     3,509,025
 ....................................................................................................
                   5,249   Intermedia Communication Ser. B,
                           13.50% pfd. (PIK)                                             5,144,020
 ....................................................................................................
                   2,331   IXC Communications, Inc. Ser. B.,
                           12.50% cum. pfd. (PIK)                                        2,564,100
 ....................................................................................................
                     251   21st Century Telecom Group
                           13.75% cum. pfd. (PIK)                                          213,350
 ....................................................................................................
                   2,990   WinStar Communications, Inc. 144A
                           Ser. C, 14.25% cum. pfd.                                      2,945,150
----------------------------------------------------------------------------------------------------
                                                                                        15,784,730
----------------------------------------------------------------------------------------------------
Telephone Services (0.2%)
 ....................................................................................................
                  44,961   NEXTLINK Communications, Inc. 144A
                           $7.00 cum. pfd. (PIK)                                         2,472,855
----------------------------------------------------------------------------------------------------
                           Total Preferred Stocks
                           (cost $71,905,165)                                          $72,929,170
----------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (1.2%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $5,150,000   Cybernet Internet Service 144A cv. sr.
                           disc. notes stepped-coupon zero %,
                           (13s, 8/15/04), 2009 (STP)                                   $2,832,500
 ....................................................................................................
                 652,000   GST Telecommunications, Inc. 144A cv. sr.
                           disc. notes stepped-coupon zero %,
                           (13 7/8s, 12/15/00), 2005 (STP)                                 586,800
 ....................................................................................................
               1,030,000   Integrated Device Technology, Inc.
                           cv. sub. notes 5 1/2s, 2002                                   1,130,425
 ....................................................................................................
               3,000,000   Micron Technology, Inc cv. notes
                           6 1/2s, 2005                                                  2,332,500
 ....................................................................................................
                 590,000   Parker Drilling Co. cv. sub. notes
                           5 1/2s, 2004                                                    410,050
 ....................................................................................................
               4,070,000   Total Renal Care Holdings, Inc. 144A
                           cv. 7s, 2009                                                  2,543,740
 ....................................................................................................
               2,700,000   Waste Management, Inc. cv. sub. notes
                           4s, 2002                                                      2,362,500
----------------------------------------------------------------------------------------------------
                           Total Convertible Bonds and Notes
                           (cost $12,550,182)                                          $12,198,515
----------------------------------------------------------------------------------------------------
COMMON STOCKS (1.0%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                  28,694   Adelphia Business Solutions, Inc.                            $1,377,317
 ....................................................................................................
                     750   AmeriKing, Inc. (NON)                                             7,500
 ....................................................................................................
                  25,600   AMFM, Inc.                                                    2,003,200
 ....................................................................................................
                   4,275   Axia Holding Inc. 144A (PIK)                                     55,575
 ....................................................................................................
                 209,363   Celcaribe (NON)                                                  78,511
 ....................................................................................................
                 606,498   Celcaribe S.A. 144A (Colombia) (NON)                            909,747
 ....................................................................................................
                  16,000   French Fragrances Inc. (NON)                                    103,000
 ....................................................................................................
                  14,191   Intermedia Communications, Inc.                                 550,788
 ....................................................................................................
                   2,696   MGC Communications, Inc.                                        136,822
 ....................................................................................................
                     592   Mothers Work, Inc. (NON)                                          6,882
 ....................................................................................................
                   1,500   Paging Do Brazil Holdings Co., LLC
                           144A Class B, (Brazil)                                               15
 ....................................................................................................
                     665   Premium Holdings (L.P.) 144A (NON)                                6,647
 ....................................................................................................
                 157,853   PSF Holdings LLC Class A (NON)                                1,578,530
 ....................................................................................................
                  34,750   Spanish Broadcasting System, Inc. Class B                     1,042,500
 ....................................................................................................
                  15,000   Specialty Foods Acquisition Corp. (NON)                             300
 ....................................................................................................
                  28,954   Viatel, Inc. (NON)                                            1,552,658
 ....................................................................................................
                   4,305   World Access, Inc.                                               82,871
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $9,933,910)                                            $9,492,863
----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.9%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                  11,670   Chesapeake Energy Corp.
                           $3.50 cum. cv. pfd.                                            $293,209
 ....................................................................................................
                  54,170   Global Telesystems Group 144A
                           $3.625 cum. cv. pfd.                                          3,074,142
 ....................................................................................................
                  11,600   LTV Corp. (The) 144A $4.125 cv. pfd.                            712,675
 ....................................................................................................
                     111   Paxson Communications 144A
                           9.75% cv. pfd. (PIK)                                          1,184,925
 ....................................................................................................
                  11,060   PSINet, Inc. Ser. C, $3.375 cum. cv. pfd.                       645,628
 ....................................................................................................
                  45,100   Verio, Inc. 144A $3.375 cv. pfd.                              2,488,956
 ....................................................................................................
                   3,522   XCL Ltd 144A Ser. A,
                           9.50% cv. cum. pfd. (PIK)                                         3,522
----------------------------------------------------------------------------------------------------
                           Total Convertible Preferred Stocks
                           (cost $8,075,014)                                            $8,403,057
----------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
                $415,000   Amresco Commercial Mortgage Funding I
                           Ser. 97-C1, Class G, 7s, 2029                                  $325,256
 ....................................................................................................
               2,900,000   Criimi Mae Commercial Mortgage Trust
                           Ser. 98-C1, Class C, 7s, 2012                                 1,965,656
 ....................................................................................................
                 875,000   CS First Boston Mortgage Securities
                           Corp. Ser. 99-C1, Class F, 7.922s, 2009                         796,797
 ....................................................................................................
                           Fannie Mae
 ....................................................................................................
                  74,297     Ser. 241, Class 2, Interest Only (IO),
                             8.5s, 2023                                                     22,266
 ....................................................................................................
                 460,651     Ser. G93-9, IO, 8s, 2023                                      137,603
 ....................................................................................................
                 620,301     Ser. 252, Class 2, IO, 7.5s, 2023                             194,038
 ....................................................................................................
               1,626,076     Ser. 218, Class 2, IO, 7.5s, 2023                             502,051
 ....................................................................................................
                 320,507     Ser. 215, Class 2, IO, 7s, 2023                                97,104
 ....................................................................................................
                 271,000     Ser. 97-23, Class SJ, IO,  5.64s, 2023                         51,913
 ....................................................................................................
                           Freddie Mac
 ....................................................................................................
                 675,000     Ser. 2033, Class SL, IO, 9.16s, 2021                          191,109
 ....................................................................................................
                 770,000     Ser. 1849, Class DA, IO, 8.933s, 2022                         233,406
 ....................................................................................................
                 286,000     Ser. 2032, Class SK, IO, 8.62s, 2024                          107,786
 ....................................................................................................
                  70,000     Ser. 2183, Class SG, 4.275s, 2014                              53,550
 ....................................................................................................
               1,300,000   General Growth Properties-Ala Moana
                           Ser. 99-C1, Class F, 9s, 2004                                 1,300,000
 ....................................................................................................
                 988,160   Government National Mortgage
                           Association Ser. 99-27, Class SB,
                           4.781s, 2026                                                    700,976
 ....................................................................................................
                 900,000   GS Mortgage Securities Corp. II
                           Ser. 99-FL2A, Class G, 8.549s, 2013                             838,969
 ....................................................................................................
               1,989,543   Merrill Lynch Mortgage Investors, Inc.
                           Ser. 96-C2, IO, 1.6s, 2028                                      136,781
 ....................................................................................................
              17,922,630   Mortgage Capital Funding, Inc.
                           Ser. 98-MC1, Class X, IO, 0.856s, 2009                          667,198
----------------------------------------------------------------------------------------------------
                           Total Collateralized Mortgage Obligations
                           (cost $8,580,147)                                            $8,322,459
----------------------------------------------------------------------------------------------------
WARRANTS (0.8%) (a) (NON)
----------------------------------------------------------------------------------------------------
Number of Warrants                                                 Expiration Date           Value
 ....................................................................................................
                      10   American Mobile
                           Satellite Corp.                                  4/1/08            $400
 ....................................................................................................
                   1,680   Bestel S.A. (Mexico)                            5/15/05          84,000
 ....................................................................................................
                   1,600   Birch Telecommunications,
                           Inc. 144A (PIK)                                 6/15/08          88,000
 ....................................................................................................
                   2,510   Carrier1 International                          2/19/09          52,710
 ....................................................................................................
                   8,867   Cellnet Data Systems, Inc.                      10/1/07          84,237
 ....................................................................................................
                 122,500   CGA Group Ltd. 144A                             2/11/07           1,225
 ....................................................................................................
                   2,175   Club Regina, Inc. 144A                          12/1/04           2,175
 ....................................................................................................
                  24,840   Consorcio Ecuatoriano
                           144A (Ecuador)                                  10/1/00           2,484
 ....................................................................................................
                   1,590   Cybernet Internet 144A                           7/1/09         127,200
 ....................................................................................................
                   4,700   Destia Communications 144A                      7/15/07         662,700
 ....................................................................................................
                  21,021   Diva Systems Corp.                               3/1/08         168,168
 ....................................................................................................
                   2,145   Diva Systems Corp.                              5/15/06         396,825
 ....................................................................................................
                  11,100   DTI Holdings Inc.                                3/1/08             111
 ....................................................................................................
                      30   E. Spire Communications, Inc.                   11/1/05             900
 ....................................................................................................
                   1,560   Epic Resorts                                    6/15/05              16
 ....................................................................................................
                   1,345   Esat Holdings, Inc. (Ireland)                    2/1/07          94,150
 ....................................................................................................
                   5,960   Firstworld Communication                        4/15/08         715,200
 ....................................................................................................
                   1,890   Globalstar Telecommunications                   2/15/04         113,400
 ....................................................................................................
                  24,750   ICG Communications                             10/15/05         439,313
 ....................................................................................................
                   1,880   Insilco Holding Co.                             8/15/08              19
 ....................................................................................................
                   2,590   Interact Systems, Inc.                           8/1/03              26
 ....................................................................................................
                   1,360   International Wireless
                           Communications Holdings
                           144A                                            8/15/01               1
 ....................................................................................................
                   1,500   Iridium World Com 144A                          7/15/05              15
 ....................................................................................................
                   6,794   KMC Telecom Holdings, Inc.                      4/15/08          23,779
 ....................................................................................................
                   6,100   Knology Holdings                               10/22/07          13,725
 ....................................................................................................
                     215   Long Distance
                           International, Inc. 144A                        4/13/08             430
 ....................................................................................................
                   6,920   McCaw International Ltd.                        4/15/07          31,140
 ....................................................................................................
                   1,850   Mediq Inc. 144A                                  6/1/09              19
 ....................................................................................................
                     765   Metronet Communications
                           144A                                            8/15/07          68,850
 ....................................................................................................
                  30,612   Network Plus Corp.                             12/31/00       2,271,717
 ....................................................................................................
                     970   Onepoint Communications, Inc.                    6/1/08           9,700
 ....................................................................................................
                   1,990   Orbital Imaging Corp. 144A                       3/1/05          39,800
 ....................................................................................................
                   3,895   Orion Network Systems                           1/15/07          42,845
 ....................................................................................................
                   7,130   Pagemart, Inc. 144A                            12/31/03          53,475
 ....................................................................................................
                   2,100   Pathnet, Inc. 144A                              4/15/08          21,000
 ....................................................................................................
                   3,200   Paxson Communications
                           Corp. 144A                                      6/30/03           9,600
 ....................................................................................................
                  14,880   Powertel, Inc.                                   2/1/06          66,960
 ....................................................................................................
                   1,810   R & B Falcon Corp. 144A                          5/1/09         452,500
 ....................................................................................................
                   1,790   Startec Global
                           Communications Corp.                            5/15/08          26,850
 ....................................................................................................
                     960   Sterling Chemicals Holdings                     8/15/08          15,360
 ....................................................................................................
                   1,470   Tele1 Europe BV 144A (PIK)                      5/15/09         176,400
 ....................................................................................................
                   1,330   Telehub Communications Corp.                    7/31/05           3,325
 ....................................................................................................
                     200   21st Century Telecom
                           Group 144A                                      2/15/10           4,000
 ....................................................................................................
                   6,950   UIH Australia/Pacific, Inc. 144A                5/15/06         208,500
 ....................................................................................................
                  19,720   USN Communications Inc.                         8/15/04             197
 ....................................................................................................
                   2,490   Versatel Telecom B.V.
                           144A (Netherlands)                              5/15/08         996,000
 ....................................................................................................
                   1,950   WAM!NET, Inc.                                    3/1/05          44,363
 ....................................................................................................
                   1,650   Wireless One, Inc.                             10/19/00               2
 ....................................................................................................
                     305   Wright Medical
                           Technology, Inc. 144A                           6/30/03               3
----------------------------------------------------------------------------------------------------
                           Total Warrants
                           (cost $4,535,641)                                            $7,613,815
----------------------------------------------------------------------------------------------------
UNITS (0.6%) (a)
----------------------------------------------------------------------------------------------------
Number of Units                                                                              Value
 ....................................................................................................
                   3,260   Equinix, Inc. P/P 144A units 13s, 2007                       $3,374,100
 ....................................................................................................
                   2,180   Peninsula Gaming Llc 144A units
                           12 1/4s, 2006                                                 2,147,300
 ....................................................................................................
                   2,695   XCL Ltd. units sr. sec. notes 13 1/2s,
                           2004 (In default) (NON)                                         269,500
 ....................................................................................................
                  13,850   XCL Ltd. 144A units cum. pfd. zero % (PIK)                       13,850
----------------------------------------------------------------------------------------------------
                           Total Units
                           (cost $9,389,220)                                            $5,804,750
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (--%) (a) (cost $375,966)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
                $510,000   Green Tree Financial Corp. Ser. 97-1,
                           Class B2, 7.76s, 2028                                          $365,845
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.9%) (a) (cost $18,601,000)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $18,601,000   Interest in $624,736,000 joint repurchase
                           agreement dated December 31, 1999
                           with S.B.C. Warburg, Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $18,605,263 for an effective
                           yield of 2.75%.                                             $18,601,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $1,068,302,617) (b)                                  $966,022,615
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS




Putnam VT Income Fund

The fund's portfolio
December 31, 1999
CORPORATE BONDS AND NOTES (57.2%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
Advertising (0.2%)
 ....................................................................................................
                $450,000   Adams Outdoor Advertising sr. notes
                           10 3/4s, 2006                                                  $470,250
 ....................................................................................................
                 400,000   Lamar Media Corp. company guaranty
                           8 5/8s, 2007                                                    392,000
 ....................................................................................................
               1,000,000   Outdoor Systems, Inc. company
                           guaranty 8 7/8s, 2007                                         1,031,250
----------------------------------------------------------------------------------------------------
                                                                                         1,893,500
----------------------------------------------------------------------------------------------------
Aerospace and Defense (2.1%)
 ....................................................................................................
               1,000,000   Argo-Tech Corp. company guaranty
                           8 5/8s, 2007                                                    880,000
 ....................................................................................................
                 600,000   BE Aerospace, Inc. sr. sub. notes
                           Ser. B, 8s, 2008                                                517,500
 ....................................................................................................
               5,025,000   Boeing Co. deb. 6 5/8s, 2038                                  4,257,934
 ....................................................................................................
               3,920,000   Litton Industries Inc. 144A notes 8s, 2009                    3,837,915
 ....................................................................................................
               6,240,000   Lockheed Martin Corp. bonds
                           8 1/2s, 2029                                                  6,245,616
 ....................................................................................................
               5,175,000   Lockheed Martin Corp. company
                           guaranty 7.45s, 2004                                          5,097,116
----------------------------------------------------------------------------------------------------
                                                                                        20,836,081
----------------------------------------------------------------------------------------------------
Airlines (2.6%)
 ....................................................................................................
               6,780,000   Airbus Industries 144A 8.027s, 2020                           6,792,204
 ....................................................................................................
               3,880,000   Atlas Air, Inc. pass-through certificates
                           Ser. 991A, 7.2s, 2019                                         3,526,804
 ....................................................................................................
               5,580,000   Continental Airlines, Inc. pass-through
                           certificates Ser. 98-2, 6.32s, 2008                           5,063,125
 ....................................................................................................
               3,920,000   Delta Air Lines, Inc. 144A deb. 8.3s, 2029                    3,802,400
 ....................................................................................................
               6,129,817   Northwest Airlines Corp. pass-through
                           certificate Ser. 1999-1A, 6.81s, 2020                         5,525,233
----------------------------------------------------------------------------------------------------
                                                                                        24,709,766
----------------------------------------------------------------------------------------------------
Apparel (--%)
 ....................................................................................................
                 500,000   William Carter Holdings Co. sr. sub.
                           notes Ser. A, 10 3/8s, 2006                                     455,000
----------------------------------------------------------------------------------------------------
Automotive (2.1%)
 ....................................................................................................
              10,685,000   Chrysler Corp. deb. Ser. B, 7.45s, 2097                       9,895,379
 ....................................................................................................
               2,870,000   Delphi Automotive Systems Corp.
                           deb. 7 1/8s, 2029                                             2,522,099
 ....................................................................................................
                 680,000   Federal Mogul Corp. notes 7 3/8s, 2006                          620,731
 ....................................................................................................
               4,150,000   Ford Motor Co. bonds 6 5/8s, 2028                             3,600,208
 ....................................................................................................
               1,920,000   Ford Motor Co. deb. 7.4s, 2046                                1,802,304
 ....................................................................................................
               1,000,000   Hayes Wheels International, Inc. 144A
                           sr. sub. notes 9 1/8s, 2007                                     967,500
 ....................................................................................................
               1,000,000   Lear Corp. sub. notes 9 1/2s, 2006                            1,002,500
 ....................................................................................................
               1,000,000   Safety Components International, Inc.
                           sr. sub. notes Ser. B, 10 1/8s, 2007                            380,000
----------------------------------------------------------------------------------------------------
                                                                                        20,790,721
----------------------------------------------------------------------------------------------------
Banks (5.0%)
 ....................................................................................................
              11,500,000   BankAmerica Corp. sr. notes 5 7/8s, 2009                     10,240,031
 ....................................................................................................
               3,510,000   Bayer Hypo-Vereinsbank 144a bonds
                           8.741s, 2031                                                  3,454,296
 ....................................................................................................
               3,250,000   Dresdner Funding Trust I 144A notes
                           8.151s, 2031(Denmark)                                         3,044,730
 ....................................................................................................
               4,495,000   First Union Capital II company
                           guaranty Ser. A, 7.95s, 2029                                  4,287,421
 ....................................................................................................
               3,790,000   Firstar Capital Trust I company
                           guaranty Ser. B, 8.32s, 2026                                  3,624,188
 ....................................................................................................
               4,200,000   Merita Bank Ltd. sub. notes 6 1/2s,
                           2006 (Finland)                                                3,971,814
 ....................................................................................................
               5,930,000   Provident Companies, Inc. bonds
                           7.405s, 2038                                                  4,999,405
 ....................................................................................................
               1,000,000   Riggs Capital Trust 144A company
                           guaranty 8 7/8s, 2027                                           891,550
 ....................................................................................................
               7,000,000   Scotland International Finance 144A
                           sub. notes 8.85s, 2006 (Netherlands)                          7,345,380
 ....................................................................................................
               2,800,000   Sovereign Bancorp Inc. sr. notes
                           10 1/2s, 2006                                                 2,856,000
 ....................................................................................................
               3,915,000   Sovereign Bancorp, Inc. sr. notes
                           6 5/8s, 2001                                                  3,777,623
----------------------------------------------------------------------------------------------------
                                                                                        48,492,438
----------------------------------------------------------------------------------------------------
Basic Industrial Products (0.3%)
 ....................................................................................................
               1,855,000   American Standard Companies, Inc.
                           sr. notes 7 3/8s, 2008                                        1,720,513
 ....................................................................................................
                 500,000   Ball Corp. company guaranty 8 1/4s, 2008                        483,750
 ....................................................................................................
               1,000,000   Owens-Illinois, Inc. sr. notes 8.1s, 2007                       944,870
----------------------------------------------------------------------------------------------------
                                                                                         3,149,133
----------------------------------------------------------------------------------------------------
Broadcasting (0.8%)
 ....................................................................................................
                 500,000   Allbritton Communications Co.
                           sr. sub. notes Ser. B, 8 7/8s, 2008                             475,000
 ....................................................................................................
               1,150,000   Capstar Broadcasting sr. sub. notes
                           9 1/4s, 2007                                                  1,170,125
 ....................................................................................................
                 800,000   Chancellor Media Corp. sr. sub. notes
                           9 3/8s, 2004                                                    826,000
 ....................................................................................................
                 410,000   Granite Broadcasting Corp. sr. sub. notes
                           8 7/8s, 2008                                                    391,550
 ....................................................................................................
               1,050,000   Lenfest Communications, Inc. sr. notes
                           8 3/8s, 2005                                                  1,068,827
 ....................................................................................................
               1,000,000   Sinclair Broadcast Group, Inc. sr. sub. notes
                           8 3/4s, 2007                                                    925,000
 ....................................................................................................
                 620,000   Spanish Broadcasting Systems sr. sub notes
                           9 5/8s, 2009                                                    623,100
 ....................................................................................................
               1,130,000   TCI Communications Inc deb.
                           8 3/4s, 2015                                                  1,232,796
 ....................................................................................................
               1,000,000   Young Broadcasting Inc. company
                           guaranty Ser. B, 8 3/4s, 2007                                   957,500
----------------------------------------------------------------------------------------------------
                                                                                         7,669,898
----------------------------------------------------------------------------------------------------
Building and Construction (0.1%)
 ....................................................................................................
               1,260,000   D.R. Horton, Inc. company guaranty
                           8s, 2009                                                      1,152,900
----------------------------------------------------------------------------------------------------
Business Equipment and Services (0.6%)
 ....................................................................................................
               4,179,535   Federal Express Corp. pass-through
                           certificates Ser. 1998-1A, 6.72s, 2022                        3,776,963
 ....................................................................................................
               1,000,000   Iron Mountain, Inc. company guaranty
                           8 3/4s, 2009                                                    960,000
 ....................................................................................................
               1,000,000   Pierce Leahy Corp. sr. sub. notes
                           11 1/8s, 2006                                                 1,067,500
----------------------------------------------------------------------------------------------------
                                                                                         5,804,463
----------------------------------------------------------------------------------------------------
Cable Television (0.5%)
 ....................................................................................................
               1,000,000   Adelphia Communications Corp. sr. notes
                           Ser. B, 9 7/8s, 2007                                          1,015,000
 ....................................................................................................
                  60,000   Century Communications Corp. sr. notes
                           8 7/8s, 2007                                                     57,750
 ....................................................................................................
                 180,000   Century Communications Corp. sr. notes
                           8 3/4s, 2007                                                    171,450
 ....................................................................................................
               1,000,000   CSC Holdings, Inc. sr. notes 7 7/8s, 2007                       981,680
 ....................................................................................................
                 500,000   CSC Holdings, Inc. sr. notes 7 1/4s, 2008                       471,480
 ....................................................................................................
               1,000,000   Diamond Cable Communication Co.
                           sr. disc. notes stepped-coupon
                           zero % (10 3/4s, 2/15/02), 2007
                           (United Kingdom) (STP)                                          797,500
 ....................................................................................................
               1,000,000   TeleWest Communications PLC
                           deb. 9 5/8s, 2006 (United Kingdom)                            1,017,500
----------------------------------------------------------------------------------------------------
                                                                                         4,512,360
----------------------------------------------------------------------------------------------------
Cellular Communications (0.1%)
 ....................................................................................................
                 750,000   Price Communications Wireless, Inc.
                           144A sr. notes 9 1/8s, 2006                                     759,375
----------------------------------------------------------------------------------------------------
Chemicals (1.0%)
 ....................................................................................................
                 660,000   Lyondell Petrochemical Co. notes
                           Ser. A, 9 5/8s, 2007                                            674,850
 ....................................................................................................
               2,800,000   Lyondell Petrochemical Co. sec. notes
                           Ser. B, 9 7/8s, 2007                                          2,870,000
 ....................................................................................................
               3,100,000   Nova Chemicals Corp. deb. 7s, 2026
                           (Canada)                                                      2,997,576
 ....................................................................................................
                 750,000   Pioneer Americas Acquisition 144A
                           sr. notes 9 1/4s, 2007                                          592,500
 ....................................................................................................
               2,550,000   Rohm & Haas Co. deb. 7.85s, 2029                              2,557,472
----------------------------------------------------------------------------------------------------
                                                                                         9,692,398
----------------------------------------------------------------------------------------------------
Computer Services and Software (0.2%)
 ....................................................................................................
                 690,000   PSINet, Inc. sr. notes 11s, 2009                                710,700
 ....................................................................................................
               1,000,000   Unisys Corp. sr. notes 7 7/8s, 2008                             967,500
----------------------------------------------------------------------------------------------------
                                                                                         1,678,200
----------------------------------------------------------------------------------------------------
Computers (0.6%)
 ....................................................................................................
               6,520,000   IBM Corp. deb. 7 1/8s, 2096                                   5,958,563
----------------------------------------------------------------------------------------------------
Conglomerates (1.7%)
 ....................................................................................................
               3,411,000   Allied Corp. notes 6 1/8s, 2005                               3,189,694
 ....................................................................................................
               3,575,000   TRW, Inc. deb. 7 3/4s, 2029                                   3,406,725
 ....................................................................................................
              10,100,000   Tyco International Ltd. company
                           guaranty 6 3/8s, 2005                                         9,461,478
----------------------------------------------------------------------------------------------------
                                                                                        16,057,897
----------------------------------------------------------------------------------------------------
Consumer Services (0.5%)
 ....................................................................................................
                 740,000   Hertz Corp. notes 6 1/4s, 2009                                  670,610
 ....................................................................................................
               3,875,000   Hertz Corp. sr. notes 6 1/2s, 2006                            3,667,843
----------------------------------------------------------------------------------------------------
                                                                                         4,338,453
----------------------------------------------------------------------------------------------------
Cosmetics (0.2%)
 ....................................................................................................
               1,000,000   French Fragrances, Inc. sr. notes
                           Ser. B, 10 3/8s, 2007                                           945,000
 ....................................................................................................
               1,000,000   Revlon Consumer Products sr. sub. notes
                           8 5/8s, 2008                                                    490,000
----------------------------------------------------------------------------------------------------
                                                                                         1,435,000
----------------------------------------------------------------------------------------------------
Electric Utilities (2.1%)
 ....................................................................................................
               3,895,000   Aes Eastern Energy 144A pass-through
                           certificates 9s, 2017                                         3,648,992
 ....................................................................................................
               3,610,000   Arizona Public Service Co. sr. notes
                           6 3/4s, 2006                                                  3,461,918
 ....................................................................................................
               1,415,000   CMS Energy Corp. sr. notes 8 1/8s, 2002                       1,400,652
 ....................................................................................................
                 800,000   Calpine Corp. sr. notes 7 3/4s, 2009                            745,280
 ....................................................................................................
               1,140,000   Cleveland Electric Illuminating Co.
                           1st mtge 6.86s, 2008                                          1,039,874
 ....................................................................................................
                 965,211   Midland Funding Corp. I deb. Ser. C-94,
                           10.33s, 2002                                                    993,202
 ....................................................................................................
               1,295,000   Niagara Mohawk Power Corp. sr. notes
                           Ser. G, 7 3/4s, 2008                                          1,293,226
 ....................................................................................................
                 748,958   Northeast Utilities System notes
                           Ser. A, 8.58s, 2006                                             754,523
 ....................................................................................................
               2,790,000   Southern Energy 144A sr. notes
                           7.9s, 2009                                                    2,718,492
 ....................................................................................................
               4,000,000   Southwestern Public Service Co.
                           1st mtge. 8.2s, 2022                                          4,049,320
----------------------------------------------------------------------------------------------------
                                                                                        20,105,479
----------------------------------------------------------------------------------------------------
Electronics (0.1%)
 ....................................................................................................
                 500,000   Flextronics International Ltd.
                           sr. sub. notes Ser. B, 8 3/4s, 2007                             487,500
----------------------------------------------------------------------------------------------------
Energy-Related (0.5%)
 ....................................................................................................
               5,000,000   KN Capital Trust III company guaranty
                           7.63s, 2028                                                   4,231,000
 ....................................................................................................
                 350,000   York Power Funding 144A notes 12s,
                           2007 (Cayman Islands)                                           360,500
----------------------------------------------------------------------------------------------------
                                                                                         4,591,500
----------------------------------------------------------------------------------------------------
Entertainment (0.3%)
 ....................................................................................................
                 960,000   ITT Corp. notes 6 3/4s, 2005                                    849,341
 ....................................................................................................
               2,355,000   Walt Disney Co. med. term notes
                           5.62s, 2008                                                   2,081,349
----------------------------------------------------------------------------------------------------
                                                                                         2,930,690
----------------------------------------------------------------------------------------------------
Environmental Control (0.1%)
 ....................................................................................................
                 930,000   Allied Waste Industries, Inc. company
                           guaranty Ser. B, 7 7/8s, 2009                                   818,400
 ....................................................................................................
                 280,000   Allied Waste Industries, Inc. company
                           guaranty Ser. B, 7 5/8s, 2006                                   251,300
 ....................................................................................................
                 190,000   Waste Management, Inc. 144A sr. notes
                           6 7/8s, 2009                                                    160,094
----------------------------------------------------------------------------------------------------
                                                                                         1,229,794
----------------------------------------------------------------------------------------------------
Financial Services (15.5%)
 ....................................................................................................
               5,485,000   AFC Capital Trust company guaranty
                           Ser. B, 8.207s, 2027                                          5,346,668
 ....................................................................................................
               5,145,000   American General Institute 144A
                           company guaranty 8 1/8s, 2046                                 5,132,909
 ....................................................................................................
               1,350,000   Associates Corp. deb. 6.95s, 2018                             1,246,226
 ....................................................................................................
               3,860,000   Bear Stearns & Co., Inc. sr. unsecd. notes
                           7 5/8s, 2009                                                  3,784,452
 ....................................................................................................
               3,420,000   Bombardier Capital, Inc. 144A notes
                           7.3s, 2002                                                    3,406,320
 ....................................................................................................
               6,680,000   Capital One Financial Corp. notes
                           7 1/4s, 2006                                                  6,293,265
 ....................................................................................................
               6,270,000   Citicorp sub. notes 6 3/8s, 2008                              5,796,051
 ....................................................................................................
                  30,000   Contifinancial Corp. sr. notes 8 3/8s, 2003                       2,700
 ....................................................................................................
                 290,000   Contifinancial Corp. sr. notes 8 1/8s, 2008                      26,100
 ....................................................................................................
                 440,000   Contifinancial Corp. sr. notes 7 1/2s, 2002                      48,400
 ....................................................................................................
               1,195,000   Countrywide Home Loan Corp.
                           company guaranty 6.935s, 2007                                 1,144,726
 ....................................................................................................
              10,450,000   Countrywide Home Loan Corp. company
                           guaranty med term notes 6 1/4s, 2009                          9,431,857
 ....................................................................................................
               3,840,000   Finova Capital Corp. med-term notes
                           6.11s, 2003                                                   3,694,426
 ....................................................................................................
               1,900,000   Finova Capital Corp. notes 7 1/4s, 2004                       1,873,229
 ....................................................................................................
               1,250,000   Finova Capital Corp. notes 6 1/4s, 2002                       1,212,588
 ....................................................................................................
               4,040,000   Ford Motor Credit Corp. notes
                           7 3/8s, 2009                                                  3,988,490
 ....................................................................................................
               2,485,000   Ford Motor Credit Corp. sr. notes
                           5.8s, 2009                                                    2,202,356
 ....................................................................................................
                 375,000   Fremont General Corp. sr. notes
                           Ser. B, 7.7s, 2004                                              324,608
 ....................................................................................................
               3,410,000   GATX Capital Corp. notes 7 3/4s, 2006                         3,367,170
 ....................................................................................................
               3,905,000   Goldman Sachs Group, Inc. (The) notes
                           Ser. B, 7.35s, 2009                                           3,812,100
 ....................................................................................................
               5,000,000   Heller Financial Inc. 144A notes
                           7 3/8s, 2009                                                  4,857,350
 ....................................................................................................
               4,140,000   Household Finance Corp. notes
                           6 1/2s, 2008                                                  3,834,095
 ....................................................................................................
               8,050,000   Household Finance Corp. sr. unsub.
                           5 7/8s, 2009                                                  7,121,111
 ....................................................................................................
               7,000,000   Lehman Brothers Holdings, Inc. notes
                           6 5/8s, 2004                                                  6,776,280
 ....................................................................................................
               4,080,000   Lehman Bros Holdings, Inc. notes
                           6 1/4s, 2003                                                  3,944,626
 ....................................................................................................
               2,785,000   Liberty Mutual Insurance 144A notes
                           7.697s, 2097                                                  2,330,182
 ....................................................................................................
               2,740,000   Merey Sweeney L.P. 144A sr. notes
                           8.85s, 2019                                                   2,693,420
 ....................................................................................................
               2,620,000   Newcourt Credit Group Inc. company
                           guaranty Ser. A, 7 1/8s, 2003                                 2,612,219
 ....................................................................................................
               2,600,000   Newcourt Credit Group Inc.
                           6 7/8s, 2005                                                  2,537,158
 ....................................................................................................
               2,105,000   Norwest Corp. med. term sr. notes
                           Ser. J, 6 3/4s, 2027                                          1,824,361
 ....................................................................................................
               1,470,000   Orange Cogen Funding 144A company
                           guaranty 8.175s, 2022                                         1,389,003
 ....................................................................................................
               3,870,000   Principal Financial Group 144a notes
                           7.95s, 2004                                                   3,893,220
 ....................................................................................................
                 560,000   RBF Finance Co. company guaranty
                           11s, 2006                                                       597,800
 ....................................................................................................
               2,660,000   Salomon, Inc. sr. notes 6 3/4s, 2003                          2,626,245
 ....................................................................................................
               6,280,000   Sears Roebuck Acceptance Corp.
                           notes 6 1/2s, 2028                                            4,964,905
 ....................................................................................................
               1,560,000   Sprint Capital Corp. company guaranty
                           6.9s, 2019                                                    1,418,789
 ....................................................................................................
               7,000,000   Sprint Capital Corp. company guaranty
                           6 1/8s, 2008                                                  6,346,760
 ....................................................................................................
               2,070,000   State Street Institution 144A company
                           guaranty 7.94s, 2026                                          1,951,637
 ....................................................................................................
               9,875,000   Sun Life Canada Capital Trust 144A
                           8.526s, 2049                                                  9,211,795
 ....................................................................................................
               6,005,000   Tig Capital Trust I 144A bonds
                           8.597s, 2027                                                  5,384,503
 ....................................................................................................
               1,955,000   Transamerica Capital III bonds
                           7 5/8s, 2037                                                  1,783,547
 ....................................................................................................
               4,980,000   US West Capital Funding, Inc.
                           company guaranty 6 1/4s, 2005                                 4,712,972
 ....................................................................................................
               2,905,000   Zurich Capital Trust I 144A
                           company guaranty 8.376s, 2037                                 2,849,398
----------------------------------------------------------------------------------------------------
                                                                                       147,796,017
----------------------------------------------------------------------------------------------------
Food and Beverages (1.0%)
 ....................................................................................................
                 480,000   Aurora Foods, Inc. sr. sub. notes
                           Ser. B, 9 7/8s, 2007                                            486,000
 ....................................................................................................
                 340,000   Doane Pet Care sr. sub. notes
                           9 3/4s, 2007                                                    333,200
 ....................................................................................................
               4,100,000   McDonald's Corp. notes 6s, 2002                               4,028,619
 ....................................................................................................
               5,530,000   Pepsi Bottling Group Inc. sr. notes
                           Ser. B, 7s, 2029                                              5,003,102
 ....................................................................................................
                 180,000   Vlassic Foods Intl. Inc. sr. sub notes
                           Ser. B, 10 1/4s, 2009                                           171,450
----------------------------------------------------------------------------------------------------
                                                                                        10,022,371
----------------------------------------------------------------------------------------------------
Gaming (0.7%)
 ....................................................................................................
                 180,000   Argosy Gaming Co. company guaranty
                           10 3/4s, 2009                                                   189,000
 ....................................................................................................
               1,000,000   Circus Circus Enterprises, Inc. sr. notes
                           6.45s, 2006                                                     885,110
 ....................................................................................................
                 800,000   Harrahs Entertainment, Inc. company
                           guaranty 7 7/8s, 2005                                           770,000
 ....................................................................................................
               1,000,000   Hollywood Park Inc. sr. sub. notes
                           Ser. B, 9 1/2s, 2007                                            995,000
 ....................................................................................................
               2,800,000   International Game Technology 144A
                           sr. notes 8 3/8s, 2009                                        2,709,000
 ....................................................................................................
               1,050,000   Mohegan Tribal Gaming, Auth. sr. sub.
                           notes 8 3/4s, 2009                                            1,036,875
 ....................................................................................................
                 440,000   Park Place Entertainment sr. notes
                           8 1/2s, 2006                                                    435,389
----------------------------------------------------------------------------------------------------
                                                                                         7,020,374
----------------------------------------------------------------------------------------------------
Health Care (0.4%)
 ....................................................................................................
                 100,000   Columbia/HCA Healthcare Corp.
                           notes 7 1/4s, 2008                                               90,000
 ....................................................................................................
                 260,000   Integrated Health Services, Inc.
                           sr. sub. notes Ser. A, 9 1/4s, 2008
                           (In default) (NON)                                               21,450
 ....................................................................................................
                 420,000   MedPartners, Inc. sr. sub. notes
                           6 7/8s, 2000                                                    404,250
 ....................................................................................................
                 640,000   Multicare Cos., Inc. sr. sub. notes 9s, 2007                    147,200
 ....................................................................................................
               1,000,000   Quorum Health Group, Inc. sr. sub. notes
                           8 3/4s, 2005                                                    960,000
 ....................................................................................................
                 340,000   Sun Healthcare Group, Inc. sr. sub. notes
                           Ser. B, 9 1/2s, 2007 (In default) (NON)                          17,000
 ....................................................................................................
               1,430,000   Tenet Healthcare Corp. sr. notes 8s, 2005                     1,379,950
 ....................................................................................................
                 790,000   Tenet Healthcare Corp. sr. sub. notes
                           8 5/8s, 2007                                                    764,325
----------------------------------------------------------------------------------------------------
                                                                                         3,784,175
----------------------------------------------------------------------------------------------------
Insurance (3.9%)
 ....................................................................................................
               3,355,000   AFLAC Inc. sr. notes 6 1/2s, 2009                             3,078,749
 ....................................................................................................
               8,000,000   AMBAC Indemnity Corp. deb. 9 3/8s, 2011                       8,826,400
 ....................................................................................................
               4,295,000   Conseco Financing Trust II company
                           guaranty 8.7s, 2026                                           3,833,631
 ....................................................................................................
               2,585,000   Conseco Inc. notes 8 1/2s, 2002                               2,620,389
 ....................................................................................................
               1,000,000   GS Escrow Corp. sr. notes 7 1/8s, 2005                          898,760
 ....................................................................................................
                 250,000   GS Escrow Corp. sr. notes 6 3/4s, 2001                          240,525
 ....................................................................................................
               6,030,000   Hartford Life, Inc. deb. 7.65s, 2027 (ITT)                    5,865,441
 ....................................................................................................
               2,970,000   Hartford Life, Inc. notes 7.1s, 2007 (ITT)                    2,888,355
 ....................................................................................................
               2,325,000   Presidential Life Corp. sr. notes
                           7 7/8s, 2009                                                  2,150,625
 ....................................................................................................
               3,475,000   Prudential Insurance Co. 144A
                           6 7/8s, 2003                                                  3,425,586
 ....................................................................................................
               2,070,000   Safeco Capital Trust I company guaranty
                           8.072s, 2037                                                  1,835,697
 ....................................................................................................
               1,450,000   TIG Holdings, Inc. notes 8 1/8s, 2005                         1,345,919
----------------------------------------------------------------------------------------------------
                                                                                        37,010,077
----------------------------------------------------------------------------------------------------
Lodging (0.5%)
 ....................................................................................................
               3,800,000   HMH Properties, Inc. company guaranty
                           Ser. B, 7 7/8s, 2008                                          3,382,000
 ....................................................................................................
               1,250,000   Host Marriott Travel Plaza sr. notes
                           Ser. B, 9 1/2s, 2005                                          1,271,875
----------------------------------------------------------------------------------------------------
                                                                                         4,653,875
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (0.1%)
 ....................................................................................................
               1,000,000   ALARIS Medical Systems, Inc. company
                           guaranty 9 3/4s, 2006                                           865,000
----------------------------------------------------------------------------------------------------
Metals and Mining (--%)
 ....................................................................................................
                 180,000   WHX Corp. sr. notes 10 1/2s, 2005                               168,750
----------------------------------------------------------------------------------------------------
Networking (--%)
 ....................................................................................................
                  60,000   Exodus Communications, Inc. sr. notes
                           11 1/4s, 2008                                                    62,250
----------------------------------------------------------------------------------------------------
Office Equipment (0.5%)
 ....................................................................................................
               5,555,000   Newell Co. notes 6.35s, 2008                                  5,143,819
----------------------------------------------------------------------------------------------------
Oil and Gas (3.7%)
 ....................................................................................................
               2,220,000   Alliance Pipeline L.P. 144A sr. notes
                           7.77s, 2015 (Canada)                                          2,151,025
 ....................................................................................................
               4,780,000   Amerada Hess Corp. bonds 7 7/8s, 2029                         4,661,934
 ....................................................................................................
               1,295,000   El Paso Energy Corp. sr. notes
                           6 3/4s, 2009                                                  1,209,012
 ....................................................................................................
                 500,000   Gulf Canada Resources Ltd. sr. sub.
                           notes 9 5/8s, 2005 (Canada)                                     512,500
 ....................................................................................................
               1,213,000   Imperial Oil Ltd. deb. 8 3/4s,
                           2019 (Canada)                                                 1,260,416
 ....................................................................................................
               2,395,000   Maritime & NE Pipeline 144A secured
                           7.7s, 2019                                                    2,303,990
 ....................................................................................................
              10,000,000   Norsk Hydro AS deb. 7.15s,
                           2025 (Norway)                                                 9,099,000
 ....................................................................................................
               4,015,000   Norsk Hydro ASA notes 6.36s,
                           2009 (Norway)                                                 3,669,389
 ....................................................................................................
               3,040,000   Petro Geo-Services sr. notes 7 1/8s,
                           2028 (Norway)                                                 2,675,474
 ....................................................................................................
               1,000,000   Snyder Oil Corp. sr. sub. notes
                           8 3/4s, 2007                                                    995,000
 ....................................................................................................
               5,000,000   Trans-Canada PipeLines Ltd. deb.
                           8 5/8s, 2012 (Canada)                                         5,286,400
 ....................................................................................................
               1,290,000   Yosemite Sec Trust I 144A bonds
                           8 1/4s, 2004                                                  1,271,837
----------------------------------------------------------------------------------------------------
                                                                                        35,095,977
----------------------------------------------------------------------------------------------------
Paper and Forest Products (1.1%)
 ....................................................................................................
               4,145,000   Abitibi-Consolidated Inc. deb.
                           8 1/2s, 2029                                                  3,995,739
 ....................................................................................................
                 710,000   Boise Cascade Co. med. term notes
                           Ser. A, 7.43s, 2005                                             674,237
 ....................................................................................................
               1,000,000   Consumers International 144A sr. notes
                           10 1/4s, 2005                                                   780,000
 ....................................................................................................
               2,600,000   Georgia Pacific Corp. bonds 7 3/4s, 2029                      2,477,644
 ....................................................................................................
                 180,000   Pacifica Papers, Inc. sr. notes 10s,
                           2009 (Canada)                                                   185,850
 ....................................................................................................
               1,000,000   Republic Group, Inc. sr. sub. notes
                           9 1/2s, 2008                                                    940,000
 ....................................................................................................
               1,010,000   Tembec Industries, Inc. company
                           guaranty 8 5/8s, 2009 (Canada)                                1,010,000
----------------------------------------------------------------------------------------------------
                                                                                        10,063,470
----------------------------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (0.3%)
 ....................................................................................................
               1,000,000   ICN Pharmaceuticals, Inc. 144A sr. notes
                           9 1/4s, 2005                                                    957,500
 ....................................................................................................
               2,210,000   Monsanto Co. 144A deb. 6.6s, 2028                             1,948,270
----------------------------------------------------------------------------------------------------
                                                                                         2,905,770
----------------------------------------------------------------------------------------------------
Publishing (0.9%)
 ....................................................................................................
               1,000,000   Garden State Newspapers, Inc. sr. sub.
                           notes Ser. B, 8 3/4s, 2009                                      940,000
 ....................................................................................................
                 850,000   Hollinger International Publishing,
                           Inc. company guaranty 9 1/4s, 2007                              837,250
 ....................................................................................................
               7,000,000   News America Holdings, Inc. deb.
                           7 3/4s, 2045                                                  6,362,580
----------------------------------------------------------------------------------------------------
                                                                                         8,139,830
----------------------------------------------------------------------------------------------------
Railroads (0.5%)
 ....................................................................................................
               4,530,000   CSX Corp. deb. 7.95s, 2027                                    4,481,438
----------------------------------------------------------------------------------------------------
Real Estate (1.1%)
 ....................................................................................................
               3,000,000   Avalon Properties, Inc. notes 6 7/8s,
                           2007 (R)                                                      2,784,270
 ....................................................................................................
               5,000,000   EOP Operating L.P. notes 6.8s, 2009                           4,577,550
 ....................................................................................................
               2,280,000   Omega Healthcare Investors, Inc.
                           notes 6.95s, 2002                                             2,076,761
 ....................................................................................................
               1,000,000   Tanger Properties Ltd. partnership gtd.
                           notes 8 3/4s, 2001                                              990,850
----------------------------------------------------------------------------------------------------
                                                                                        10,429,431
----------------------------------------------------------------------------------------------------
Restaurants (0.3%)
 ....................................................................................................
               2,630,000   Tricon Global Restaurants, Inc. sr. notes
                           7.45s, 2005                                                   2,502,077
----------------------------------------------------------------------------------------------------
Retail (0.4%)
 ....................................................................................................
                 600,000   K mart Corp. med. term notes
                           7.76s, 2002                                                     584,868
 ....................................................................................................
                 400,000   K mart Corp. med. term notes
                           7.74s, 2002                                                     389,852
 ....................................................................................................
               2,700,000   Saks, Inc. company guaranty 8 1/4s, 2008                      2,626,830
----------------------------------------------------------------------------------------------------
                                                                                         3,601,550
----------------------------------------------------------------------------------------------------
Semiconductors (0.2%)
 ....................................................................................................
                 340,000   Amkor Technologies, Inc. 144A sr. notes
                           9 1/4s, 2006                                                    333,200
 ....................................................................................................
               1,440,000   Fairchild Semiconductor Corp. sr. sub.
                           notes 10 1/8s, 2007                                           1,468,800
----------------------------------------------------------------------------------------------------
                                                                                         1,802,000
----------------------------------------------------------------------------------------------------
Shipping (--%)
 ....................................................................................................
                  30,000   Johnstown America Industries, Inc.
                           company guaranty Ser. C, 11 3/4s, 2005                           30,525
----------------------------------------------------------------------------------------------------
Steel (0.2%)
 ....................................................................................................
               1,330,000   AK Steel Corp. company guaranty
                           7 7/8s, 2009                                                  1,253,525
 ....................................................................................................
                 190,000   California Steel Industries sr. notes
                           Ser. B, 8 1/2s, 2009                                            181,925
----------------------------------------------------------------------------------------------------
                                                                                         1,435,450
----------------------------------------------------------------------------------------------------
Supermarkets (0.1%)
 ....................................................................................................
               1,500,000   Southland Corp. deb. Ser. A, 4 1/2s, 2004                     1,230,000
----------------------------------------------------------------------------------------------------
Telecommunications (1.0%)
 ....................................................................................................
                 140,000   Birch Telecommunications, Inc. sr. notes
                           14s, 2008                                                       141,400
 ....................................................................................................
                 245,000   Covad Communications Group, Inc.
                           sr. disc. notes stepped-coupon Ser. B,
                           zero % (13 1/2s, 03/15/03), 2008 (STP)                          152,513
 ....................................................................................................
               2,800,000   Global Crossing Holdings Ltd. 144A
                           sr. notes 9 1/2s, 2009                                        2,772,000
 ....................................................................................................
               1,300,000   Global Crossing Holdings, Ltd.
                           company guaranty 9 5/8s, 2008                                 1,296,750
 ....................................................................................................
               1,710,000   ICG Services, Inc. sr. disc. notes
                           stepped-coupon zero % (9 7/8s,
                           5/1/03), 2008 (STP)                                             863,550
 ....................................................................................................
                 210,000   Intermedia Communications, Inc.
                           sr. disc. notes stepped-coupon Ser. B,
                           zero % (11 1/4s, 7/15/02), 2007 (STP)                           154,350
 ....................................................................................................
                 550,000   International Cabletel, Inc. sr. notes
                           stepped-coupon Ser. B, zero %
                           (11 1/2s, 2/01/01), 2006 (STP)                                  495,000
 ....................................................................................................
                 570,000   NEXTEL Communications, Inc. sr. notes
                           12s, 2008                                                       638,400
 ....................................................................................................
               1,820,000   NEXTEL Communications, Inc. 144A
                           sr. notes 9 3/8s, 2009                                        1,788,150
 ....................................................................................................
                 820,000   Nextlink Communications 144A
                           sr. disc. notes stepped-coupon zero %
                           (12 1/8s, 12/1/04), 2009 (STP)                                  477,650
 ....................................................................................................
                 425,000   Qwest Communications International,
                           Inc. sr. disc. notes stepped-coupon
                           zero % (8.29s, 2/1/03), 2008 (STP)                              333,413
 ....................................................................................................
                 310,000   NTL Inc. sr. notes Ser. B, 10s, 2007
                           (United Kingdom)                                                317,750
 ....................................................................................................
                 120,000   Telehub Communications Corp. company
                           guaranty stepped-coupon zero %
                           (13 7/8s, 7/31/02), 2005 (STP)                                    5,700
----------------------------------------------------------------------------------------------------
                                                                                         9,436,626
----------------------------------------------------------------------------------------------------
Telephone Services (0.4%)
 ....................................................................................................
                 390,000   Call-Net Enterprises Inc. sr. disc.
                           notes stepped-coupon zero %
                           (10.8s, 5/15/04), 2009 (Canada) (STP)                           186,225
 ....................................................................................................
                 160,000   Call-Net Enterprises, Inc. sr. disc. notes
                           stepped-coupon zero % (9.27s, 8/15/02),
                           2007 (Canada) (STP)                                              94,400
 ....................................................................................................
                 600,000   Call-Net Enterprises, Inc. sr. disc. notes
                           stepped-coupon zero % (8.94s, 8/15/03),
                           2008 (Canada) (STP)                                             294,000
 ....................................................................................................
                 370,000   Flag Ltd. 144A sr. notes 8 1/4s,
                           2008 (Bermuda)                                                  344,100
 ....................................................................................................
               1,000,000   McLeodUSA, Inc. sr. notes 8 1/8s, 2009                          932,500
 ....................................................................................................
               1,935,000   U S West, Inc. notes 5 5/8s, 2008                             1,692,854
----------------------------------------------------------------------------------------------------
                                                                                         3,544,079
----------------------------------------------------------------------------------------------------
Tobacco (1.1%)
 ....................................................................................................
               5,000,000   Imperial Tobacco Global company
                           guaranty 7 1/8s, 2009                                         4,494,600
 ....................................................................................................
               2,115,000   Philip Morris Cos., Inc. notes 7 1/2s, 2004                   2,070,966
 ....................................................................................................
               2,705,000   Philip Morris Cos., Inc. notes 7 1/4s, 2003                   2,652,712
 ....................................................................................................
               1,750,000   Philip Morris Cos., Inc. notes 7 1/8s, 2004                   1,685,198
----------------------------------------------------------------------------------------------------
                                                                                        10,903,476
----------------------------------------------------------------------------------------------------
Utilities (1.5%)
 ....................................................................................................
               2,605,000   CILCORP, Inc. sr. notes 8.7s, 2009                            2,626,257
 ....................................................................................................
               3,000,000   Monongahela Power Co. 1st mtge.
                           8 5/8s, 2021                                                  3,155,250
 ....................................................................................................
               7,750,000   Ohio Edison Co. med. term notes
                           7 3/8s, 2023                                                  7,586,708
 ....................................................................................................
               1,000,000   Public Service Co. of New Mexico
                           sr. notes Ser. B, 7 1/2s, 2018                                  929,620
----------------------------------------------------------------------------------------------------
                                                                                        14,297,835
----------------------------------------------------------------------------------------------------
Wireless Communications (0.1%)
 ....................................................................................................
                  80,000   Clearnet Communications, Inc.
                           sr. disc. notes stepped-coupon zero %
                           (14 3/4s, 12/15/00), 2005 (STP)                                  78,400
 ....................................................................................................
                 440,000   VoiceStream Wireless Corp. 144A
                           sr. notes 10 3/8s, 2009                                         453,200
----------------------------------------------------------------------------------------------------
                                                                                           531,600
----------------------------------------------------------------------------------------------------
                           Total Corporate Bonds and Notes
                           (cost $583,652,090)                                        $545,688,951
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (23.4%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
U.S. Government Agency Mortgage Obligations (19.3%)
 ....................................................................................................
              $7,434,833   Federal Home Loan Mortgage
                           Corporation 5 1/2s, with due dates
                           from March 1, 2011 to April 1, 2011                          $6,898,113
 ....................................................................................................
               2,100,000   Federal National Mortgage Association
                           7s, TBA, January 15, 2029                                     2,030,448
 ....................................................................................................
                           Federal National Mortgage Association
                           pass-through certificates
 ....................................................................................................
               1,514,216     8s, with due dates from
                             September 1, 2029 to
                             November 1, 2029                                            1,526,512
 ....................................................................................................
              12,467,511     7s, with due dates from April 1, 2009
                             to December 1, 2029                                        12,155,203
 ....................................................................................................
               3,093,000     6 5/8s, September 15, 2009                                  3,004,076
 ....................................................................................................
              62,399,711     6 1/2s, with due dates from April 1, 2024
                             to November 1, 2029                                        60,676,166
 ....................................................................................................
               6,185,242     6s, with due dates from June 1, 2014
                             to December 1, 2014                                         5,868,248
 ....................................................................................................
                 122,419     5 1/2s, August 15, 2014                                       113,544
 ....................................................................................................
               9,619,000     5 1/8s, February 13, 2004                                   9,043,399
 ....................................................................................................
                           Government National Mortgage
                           Association pass-through certificates
 ....................................................................................................
               4,098,467     8 1/2s, with due dates from
                             October 15, 2017 to
                             November 15, 2017                                           4,229,370
 ....................................................................................................
              33,315,491     8s, with due dates
                             to December 15, 2027                                       33,648,651
 ....................................................................................................
              34,828,031     7s, with due dates from March 15, 2023
                             to June 15, 2029                                           33,656,611
 ....................................................................................................
              11,496,606     6 1/2s, with due dates from
                             September 15, 2024 to June 15, 2029                        10,788,760
----------------------------------------------------------------------------------------------------
                                                                                       183,639,101
----------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (4.0%)
 ....................................................................................................
               2,455,000   U.S. Treasury Bonds 6 1/8s,
                           August 15, 2029                                               2,340,302
 ....................................................................................................
                           U.S. Treasury Notes
 ....................................................................................................
               6,165,000     5 7/8s, November 15, 2004                                   6,044,598
 ....................................................................................................
               6,800,000     5 7/8s, November 30, 2001                                   6,756,412
 ....................................................................................................
              22,425,000     5 7/8s, October 31, 2001                                   22,284,844
 ....................................................................................................
               2,510,000   U.S. Treasury Interest Strip zero %,
                           February 15, 2019                                               685,607
----------------------------------------------------------------------------------------------------
                                                                                        38,111,763
----------------------------------------------------------------------------------------------------
                           Total U.S. Government and
                           Agency Obligations
                           (cost $226,048,321)                                        $221,750,864
----------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (9.3%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $3,735,353   Chase Manhattan Bank-First Union
                           National Ser. 99-1, Class A1, 7.134s, 2007                   $3,702,669
 ....................................................................................................
               6,025,000   Commercial Mortgage Acceptance Corp.
                           Ser. 97-ML1, Class A3, 6.57s, 2007                            5,705,863
 ....................................................................................................
               4,900,000   Commercial Mortgage Asset Trust
                           Ser. 99-C1, Class A4, 6.975s, 2013                            4,560,828
 ....................................................................................................
               1,520,000   Criimi Mae Commercial Mortgage Trust
                           Ser. 98-C1, Class A2, 7s, 2011                                1,269,913
 ....................................................................................................
                           CS First Boston Mortgage Securities Corp.
 ....................................................................................................
                 741,623     Ser. 99-C1, Class A1, 6.91s, 2008                            $729,803
 ....................................................................................................
               1,990,000     Ser. 99-C1, Class E, 7.92s, 2009                            1,931,544
 ....................................................................................................
                 695,000     Ser. 99-C1, Class F, 7.92s, 2009                              632,884
 ....................................................................................................
                           DLJ Commercial Mortgage Corp.
 ....................................................................................................
               1,685,344     Ser. 99-CG3, Class A1A, 7.12s, 2008                         1,673,757
 ....................................................................................................
                 875,000     Ser. 99-CG3, Class A1B, 7.34s, 2009                           862,148
 ....................................................................................................
               1,711,064     Ser. 98-cg1, Class A1a, 6.11s, 2007                         1,636,633
 ....................................................................................................
                           Fannie Mae
 ....................................................................................................
                 883,530     Ser. 176, Class 2 (Interest Only),
                             IO,8s, 2022                                                   273,342
 ....................................................................................................
               2,464,310     Ser. 217, Class 2, IO, 8s, 2023                               755,850
 ....................................................................................................
               4,477,612     Ser. 252, Class 2, 10, 7 1/2s, 2023                         1,400,653
 ....................................................................................................
                  85,789     Ser. 302, Class 2, 6s, 2029                                    28,337
 ....................................................................................................
               2,234,619     Ser. 304, Class 2, 6s, 2028                                   652,928
 ....................................................................................................
               1,950,000   FHLMC pass-through securities
                           Ser. T-20, Class A6, 7.49s, 2029                              1,949,391
 ....................................................................................................
               1,649,872   Freddie Mac Ser. 2182, Class Sa,
                           5.1675s, 2025                                                 1,371,972
 ....................................................................................................
              39,513,714   First Union-Lehman Brothers
                           Commercial Mortgage Co. Ser. 98-C2,
                           Class IO, 0.506s, 2028                                        1,433,916
 ....................................................................................................
               2,400,000   GE Capital Mortgage Services, Inc.
                           Ser. 98-11, Class 2A4, 6 3/4s, 2028                           2,264,016
 ....................................................................................................
               2,683,000   General Growth Properties-Ivanhoe
                           Ser. 99-C1, Class F, 8.29s, 2004                              2,683,000
 ....................................................................................................
                           General Growth Properties-Homart
 ....................................................................................................
                 605,000     Ser. 99-C1, Class F, 8.042s, 2003                             605,000
 ....................................................................................................
                 530,000     Ser. 99-C1, Class G, 8.25s, 2003                              530,000
 ....................................................................................................
                           GS Mortgage Securities Corp. II
 ....................................................................................................
               1,225,000     Ser. 97-GL, Class A2B, 6.86s, 2030                          1,208,348
 ....................................................................................................
                 833,093     Ser. 98-GLII, Class A1, 6.312s, 2031                          806,278
 ....................................................................................................
               1,700,000     Ser. 98-GLII, Class A2, 6.562s, 2031                        1,588,969
 ....................................................................................................
               1,310,000     Ser. 98-GLII, Class D, 7.191s, 2031                         1,169,175
 ....................................................................................................
                           LB Commercial Conduit Mortgage Trust
 ....................................................................................................
               1,749,000     Ser. 99-C1, Class A2, 6.78s, 2009                           1,663,395
 ....................................................................................................
               1,015,741     Ser. 99-C2, Class A1, 7.105s, 2008                          1,007,528
 ....................................................................................................
               1,385,000     Ser. 99-C2, Class B, 7.425s, 2009                           1,349,131
 ....................................................................................................
                           Merrill Lynch Mortgage Investors, Inc.
 ....................................................................................................
               1,395,000     Ser. 96-C2, Class E, 6.96s, 2028                            1,167,877
 ....................................................................................................
               1,944,152     Ser. 98-C2, Class A1, 6.22s, 2030                           1,881,575
 ....................................................................................................
               3,142,000     Ser. 98-C2, Class D, 6.956s, 2030                           2,849,892
 ....................................................................................................
              22,464,983     Ser. 98-C2, Class IO, 1.58s, 2030                           1,590,100
 ....................................................................................................
                           Morgan Stanley Capital I
 ....................................................................................................
                 647,968     Ser. 99-CAM1, Class A2, 6.76s, 2008                           633,287
 ....................................................................................................
               1,835,000     Ser. 98-XL1, Class A3, 6.48s, 2030                          1,725,187
 ....................................................................................................
                 111,493     Ser. 98-WF1, Class A1, 6 1/4s, 2007                           107,817
 ....................................................................................................
               1,450,000     Ser. 96-WF1, Class A2, 7.218s, 2006                         1,449,773
 ....................................................................................................
                 945,745     Ser. 98-HF1, Class A1, 6.19s, 2007                            912,348
 ....................................................................................................
               5,160,000     Ser. 99-CAM1, Class A3, 6.92s, 2008                         5,019,713
 ....................................................................................................
              10,000,000     Ser. WF2, Class B, 6.63s, 2008                              9,392,188
 ....................................................................................................
                           Mortgage Capital Funding, Inc.
 ....................................................................................................
                 833,046     Ser. 97-MC2, Class A1, 6.53s, 2007                            810,658
 ....................................................................................................
              11,489,033     Ser. 97-MC2, Class X, IO, 1.58s, 2012                         777,305
 ....................................................................................................
               2,001,444     Ser. 98-MC1, Class A1, 6.417s, 2007                         1,937,648
 ....................................................................................................
               2,575,000   Residential Asset Securitization Trust
                           Ser. 98-A12, Class A14, 8s, 2028                              2,598,336
 ....................................................................................................
                 536,000   Structured Asset Security Corp.
                           Ser. 97-LLI, Class A, 6.84s, 2006                               527,625
 ....................................................................................................
              10,290,944   TIAA Retail Commercial Mortgage Trust
                           Ser. 99-1, Class A, 7.17s, 2008                              10,143,012
----------------------------------------------------------------------------------------------------
                           Total Collateralized Mortgage Obligations
                           (cost $92,066,817)                                          $88,971,612
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.5%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $25,000,000   American Express Credit Account
                           Master Trust Ser. 96-1, Class A, 6.8s, 2003                 $25,007,750
 ....................................................................................................
               1,420,000   Associates Manufactured Housing pass-
                           through Ser. 97-2, Class M, 7.025s, 2028                      1,254,038
 ....................................................................................................
              15,900,000   First USA Credit Card Master Trust
                           Ser. 98-5, Class A, 6.561s, 2006                             15,870,188
 ....................................................................................................
                 645,000   Green Tree Financial Corp. Ser. 97-2,
                           Class B1, 7.56s, 2028                                           510,457
 ....................................................................................................
               4,494,886   Green Tree Financial Corp. Ser. 93-3,
                           Class A5, 5 3/4s, 2018                                        4,473,805
 ....................................................................................................
                 525,000   Green Tree Financial Corp. Ser. 97-1,
                           Class B2, 7.76s, 2028                                           376,605
 ....................................................................................................
               1,730,454   Green Tree Recreational Equipment &
                           Cons. Ser. 98-A, Class A1C, 6.18s, 2019                       1,699,225
 ....................................................................................................
               2,990,000   Standard Credit Card Master Trust
                           Ser. 94-2, Class A, 7 1/4s, 2006                              2,992,093
----------------------------------------------------------------------------------------------------
                                                                                        52,184,161
----------------------------------------------------------------------------------------------------
                           Total Asset-Backed Securities
                           (cost $51,770,662)                                          $52,184,161
----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (0.6%) (a)
(cost $6,525,008)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $6,675,000   Quebec (Province of) sr. unsub.
                           5 3/4s, 2009 (Canada)                                        $5,925,264
----------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (0.3%) (a) (cost $3,572,177)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $3,575,000   Mashantucket Pequot Tribe 144A bonds
                           Ser. A, FSA, 6.57s, 2013                                     $3,153,865
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.3%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                   2,240   Centaur Funding 144A 9.08% pfd.
                           (Cayman Islands)                                             $2,258,704
 ....................................................................................................
                   1,000   Fresenius Medical Capital Trust II
                           company guaranty, 7.875% pfd.
                           (Germany)                                                       902,500
----------------------------------------------------------------------------------------------------
                           Total Preferred Stocks
                           (cost $3,279,872)                                            $3,161,204
----------------------------------------------------------------------------------------------------
UNITS (0.1%) (a) (cost $475,548)
----------------------------------------------------------------------------------------------------
Number of Units                                                                              Value
 ....................................................................................................
                 490,000   United Pan-Europe N.V. 144A
                           10 7/8s, 2009                                                  $497,350
----------------------------------------------------------------------------------------------------
WARRANTS (--%) (a)(NON)
----------------------------------------------------------------------------------------------------
Number of Warrants                                                 Expiration Date           Value
 ....................................................................................................
                     140   Birch Telecommunications,
                           Inc. 144A                                       6/15/08          $7,700
 ....................................................................................................
                     120   Telehub Communications
                           Corp.                                           7/31/05             300
----------------------------------------------------------------------------------------------------
                           Total Warrants (cost $6,700)                                     $8,000
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.8%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $20,000,000   Federal Home Loan Mortgage Corp.,
                           effective yield of 5.73%, January 31, 2000                  $19,899,167
 ....................................................................................................
              16,663,000   Interest in $624,736,000 joint repurchase
                           agreement dated December 31, 1999
                           with S.B.C. Warburg Inc. Securities due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $16,666,819 for an effective
                           yield of 2.75%                                               16,663,000
----------------------------------------------------------------------------------------------------
                           Total Short-Term Investments
                           (cost $36,562,167)                                          $36,562,167
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $1,003,959,362) (b)                                  $957,903,438
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                         Aggregate          Expiration                   Unrealized
                    Total Value         Face Value                Date                (Depreciation)
 ....................................................................................................
U.S Treasury
Bond (Short)         $5,729,062         $5,909,152              Mar-00                    $(180,090)
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS




Putnam VT International Growth Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (96.7%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Australia (1.5%)
 ....................................................................................................
                 309,550   Cable & Wireless Optus Ltd. (NON)                            $1,034,388
 ....................................................................................................
                 227,016   News Corp. Ltd. ADR                                           8,683,362
----------------------------------------------------------------------------------------------------
                                                                                         9,717,750
----------------------------------------------------------------------------------------------------
Brazil (1.7%)
 ....................................................................................................
                 123,586   Companhia Energetica de Minas
                           Gerais ADR                                                    2,718,892
 ....................................................................................................
                  44,340   Tele Centro Sul Participacoes S.A.                            4,023,855
 ....................................................................................................
                 112,619   Telesp Celular Participacoes S.A. ADR                         4,772,230
 ....................................................................................................
                       2   Telesp Participacoes S.A. (NON)                                      38
----------------------------------------------------------------------------------------------------
                                                                                        11,515,015
----------------------------------------------------------------------------------------------------
Canada (2.7%)
 ....................................................................................................
                  82,343   Abitibi-Consolidated Inc. (NON)                                 961,512
 ....................................................................................................
                      18   Bank of Nova Scotia                                                 386
 ....................................................................................................
                 160,161   BCE, Inc. (NON)                                              14,513,311
 ....................................................................................................
                  24,490   Nortel Networks Corp. (NON)                                   2,467,952
----------------------------------------------------------------------------------------------------
                                                                                        17,943,161
----------------------------------------------------------------------------------------------------
Finland (3.9%)
 ....................................................................................................
                   5,800   Helsingin Puhelin Oyj
                           (Helsinki Telephone Corp.) Class E                              482,538
 ....................................................................................................
                  10,165   HPY Holding Oyj (NON)                                           380,918
 ....................................................................................................
                 128,806   Oy Nokia AB Class A                                          23,324,190
 ....................................................................................................
                 101,401   Stora Enso Oyj Class R                                        1,765,783
 ....................................................................................................
                  21,000   Stora Enso Oyj Class A                                          371,818
----------------------------------------------------------------------------------------------------
                                                                                        26,325,247
----------------------------------------------------------------------------------------------------
France (13.3%)
 ....................................................................................................
                   2,150   Alcatel Alsthom CGE S.A.                                        493,141
 ....................................................................................................
                 148,539   Aventis S.A.                                                  8,592,238
 ....................................................................................................
                  40,459   Axa S.A.                                                      5,633,123
 ....................................................................................................
                  27,899   Banque Nationale de Paris                                     2,570,882
 ....................................................................................................
                  13,825   Bouygues S.A.                                                 8,775,916
 ....................................................................................................
                  49,317   France Telecom S.A.                                           6,514,174
 ....................................................................................................
                   7,778   Groupe Danone                                                 1,830,972
 ....................................................................................................
                   9,132   Havas Advertising S.A.                                        3,886,013
 ....................................................................................................
                  42,144   Lafarge Coppee                                                4,901,077
 ....................................................................................................
                   7,423   Publicis S.A.                                                 2,800,327
 ....................................................................................................
                 126,621   Sanofi-Synthelabo S.A. (NON)                                  5,265,919
 ....................................................................................................
                   9,892   Societe Generale                                              2,298,762
 ....................................................................................................
                  23,423   STMicroelectronics N.V. ADR                                   3,547,121
 ....................................................................................................
                  12,349   Television Francaise I                                        6,460,009
 ....................................................................................................
                 143,204   Total S.A. Class B                                           19,088,377
 ....................................................................................................
                  70,160   Vivendi                                                       6,327,583
----------------------------------------------------------------------------------------------------
                                                                                        88,985,634
----------------------------------------------------------------------------------------------------
Germany (4.0%)
 ....................................................................................................
                 188,454   Bayerische Motoren Werke (BMW) AG                             5,744,417
 ....................................................................................................
                       7   Celanese AG (NON)                                                   127
 ....................................................................................................
                  74,498   Mannesmann AG                                                17,949,325
 ....................................................................................................
                   5,170   SAP AG Vorzug                                                 3,110,210
 ....................................................................................................
                      65   SAP AG                                                           31,976
----------------------------------------------------------------------------------------------------
                                                                                        26,836,055
----------------------------------------------------------------------------------------------------
Hong Kong (3.4%)
 ....................................................................................................
                 390,000   Cheung Kong Infrastructure Holdings (NON)                     4,954,651
 ....................................................................................................
               2,599,000   China Telecom Ltd. (NON)                                     16,250,019
 ....................................................................................................
                  92,000   Hutchison Whampoa, Ltd. (NON)                                 1,337,450
----------------------------------------------------------------------------------------------------
                                                                                        22,542,120
----------------------------------------------------------------------------------------------------
Ireland (1.5%)
 ....................................................................................................
                 288,443   CRH PLC                                                       6,209,716
 ....................................................................................................
                  94,999   Elan Corp. PLC ADR (NON)                                      2,728,256
 ....................................................................................................
                 251,900   Jefferson Smurfit Group PLC                                     754,835
----------------------------------------------------------------------------------------------------
                                                                                         9,692,807
----------------------------------------------------------------------------------------------------
Italy (3.7%)
 ....................................................................................................
                  28,100   Banca Popolare di Brescia SPA                                 2,483,397
 ....................................................................................................
                 458,616   Mediaset SPA                                                  7,123,517
 ....................................................................................................
               1,323,701   Telecom Italia Mobile SPA                                    14,767,923
----------------------------------------------------------------------------------------------------
                                                                                        24,374,837
----------------------------------------------------------------------------------------------------
Japan (22.0%)
 ....................................................................................................
                  32,800   Advantest Corp.                                               8,667,058
 ....................................................................................................
                  15,000   Asatsu Inc.                                                   1,012,918
 ....................................................................................................
                  14,700   Benesse Corp.                                                 3,539,049
 ....................................................................................................
                     719   DDI Corp.                                                     9,851,243
 ....................................................................................................
                  82,000   Eisai Co. Ltd. (NON)                                          1,576,923
 ....................................................................................................
                   3,000   Fancl Corp.                                                     804,463
 ....................................................................................................
                   1,200   Fancl Corp. 144A                                                321,785
 ....................................................................................................
                 381,000   Fuji Bank Ltd. (The) (NON)                                    3,702,613
 ....................................................................................................
                   9,500   Fuji Machine Manufacturing Co., Ltd.                            766,099
 ....................................................................................................
                  83,000   Fujitsu Ltd. (NON)                                            3,785,281
 ....................................................................................................
                  64,000   Ito-Yokado Co., Ltd. (NON)                                    6,952,437
 ....................................................................................................
                  13,976   KDD Corp.                                                     1,936,780
 ....................................................................................................
                  23,000   Kojima Co Ltd.                                                  900,372
 ....................................................................................................
                  69,100   Kyocera Corp. (NON)                                          17,920,826
 ....................................................................................................
                     900   Mitsumi Electric Company, Ltd.                                   28,186
 ....................................................................................................
                 272,000   NEC Corp. (NON)                                               6,481,895
 ....................................................................................................
               1,407,000   Nikko Securities Co. Ltd.                                    17,804,375
 ....................................................................................................
                     467   Nippon Telegraph and Telephone Corp.                          7,998,141
 ....................................................................................................
                   7,360   Nippon Television Network Corp.                               8,643,570
 ....................................................................................................
                  38,900   Promise Co., Ltd.                                             1,979,644
 ....................................................................................................
                 186,000   Sharp Corp.                                                   4,760,129
 ....................................................................................................
                 302,000   Shiseido Co., Ltd. (NON)                                      4,403,797
 ....................................................................................................
                  86,200   Sony Corp.                                                   25,561,362
 ....................................................................................................
                   4,000   Tokyo Broadcasting System                                       135,447
 ....................................................................................................
                 800,000   Toshiba Corp.                                                 6,106,870
 ....................................................................................................
                  42,000   Yamanouchi Pharmaceutical Co., Ltd.                           1,467,410
----------------------------------------------------------------------------------------------------
                                                                                       147,108,673
----------------------------------------------------------------------------------------------------
Luxembourg (0.6%)
 ....................................................................................................
                     111   NTT Mobile Communications                                     4,269,231
----------------------------------------------------------------------------------------------------
Mexico (2.4%)
 ....................................................................................................
                 227,890   Carso Global Telecom (NON)                                    2,143,997
 ....................................................................................................
                 171,500   Grupo Financiero Bancomer, S.A.
                           de C.V. (NON)                                                   688,901
 ....................................................................................................
                  71,691   Grupo Televisa S.A. GDR (NON)                                 4,892,911
 ....................................................................................................
                  73,131   Telefonos de Mexico S.A. ADR Class L                          8,227,238
----------------------------------------------------------------------------------------------------
                                                                                        15,953,047
----------------------------------------------------------------------------------------------------
Netherlands (6.1%)
 ....................................................................................................
                 119,293   Akzo-Nobel N.V. (NON)                                         5,976,436
 ....................................................................................................
                  28,669   ASM Lithography Holding N.V. (NON)                            3,181,164
 ....................................................................................................
                  73,781   Gucci Group N.V.                                              8,447,925
 ....................................................................................................
                 183,514   Internationale Nederlanden Groep (NON)                       11,065,828
 ....................................................................................................
                  76,192   Philips Electronics N.V.                                     10,347,636
 ....................................................................................................
                  13,020   United Pan-Europe NV (NON)                                    1,663,461
----------------------------------------------------------------------------------------------------
                                                                                        40,682,450
----------------------------------------------------------------------------------------------------
Singapore (1.1%)
 ....................................................................................................
                 186,366   DBS Group Holdings Ltd.                                       3,057,567
 ....................................................................................................
                 293,345   Oversea-Chinese Banking Corp. Ltd.                            2,697,223
 ....................................................................................................
                 156,288   United Overseas Bank Ltd.                                     1,380,669
----------------------------------------------------------------------------------------------------
                                                                                         7,135,459
----------------------------------------------------------------------------------------------------
South Korea (2.3%)
 ....................................................................................................
                 104,344   Korea Electric Power Corp.                                    3,236,043
 ....................................................................................................
                  40,562   Korea Telecom Corp.                                           3,032,010
 ....................................................................................................
                  24,000   Pohang Iron & Steel Company, Ltd. ADR                           840,000
 ....................................................................................................
                  34,124   Samsung Electronics Co.                                       7,997,343
----------------------------------------------------------------------------------------------------
                                                                                        15,105,396
----------------------------------------------------------------------------------------------------
Spain (0.9%)
 ....................................................................................................
                 241,006   Telfonica S.A. (NON)                                          6,012,810
----------------------------------------------------------------------------------------------------
Sweden (4.1%)
 ....................................................................................................
                 528,050   Investor AB                                                   7,450,003
 ....................................................................................................
                  40,121   Sandvik AB Class A                                            1,257,098
 ....................................................................................................
                  51,789   Sandvik AB Class B                                            1,650,087
 ....................................................................................................
                  95,379   Svenska Handelsbanken                                         1,199,877
 ....................................................................................................
                 242,400   Telefonaktiebolaget LM Ericsson Class B                      15,589,066
----------------------------------------------------------------------------------------------------
                                                                                        27,146,131
----------------------------------------------------------------------------------------------------
Switzerland (5.4%)
 ....................................................................................................
                   2,529   Ares-Serono Group Class B                                     5,401,131
 ....................................................................................................
                   4,018   Cie Finance Richemont                                         9,590,704
 ....................................................................................................
                   9,553   Clariant AG                                                   4,554,477
 ....................................................................................................
                  17,306   Credit Suisse Group                                           3,440,546
 ....................................................................................................
                   4,480   Fantastic Corp. (NON)                                           847,293
 ....................................................................................................
                   1,641   Julius Baer Holdings AG                                       4,958,046
 ....................................................................................................
                   5,152   Publicitas Holding S.A.                                       5,096,985
 ....................................................................................................
                     150   Swatch Group AG (The)                                            34,956
 ....................................................................................................
                   1,740   Swatch Group AG Class B (The)                                 2,004,497
----------------------------------------------------------------------------------------------------
                                                                                        35,928,635
----------------------------------------------------------------------------------------------------
Taiwan (0.8%)
 ....................................................................................................
                 214,000   Hon Hai Precision Industry (NON)                              1,595,794
 ....................................................................................................
                 888,000   Winbond Electronics Corp. (NON)                               2,108,222
 ....................................................................................................
                  80,200   Winbond Electric Corp. 144A GDR (NON)                         1,824,550
----------------------------------------------------------------------------------------------------
                                                                                         5,528,566
----------------------------------------------------------------------------------------------------
United Kingdom (15.2%)
 ....................................................................................................
                 785,111   Aegis Group PLC                                               2,853,604
 ....................................................................................................
                 171,439   Barclays PLC                                                  4,935,116
 ....................................................................................................
                  14,700   British Petroleum Co. PLC                                       147,821
 ....................................................................................................
                 493,147   British Telecommunications PLC ADR                           12,053,007
 ....................................................................................................
                  52,700   Cable & Wireless Communications                                 757,671
 ....................................................................................................
                 488,900   Cable & Wireless PLC                                          8,284,677
 ....................................................................................................
                 629,600   Carlton Communications PLC                                    6,132,847
 ....................................................................................................
                 339,749   Diageo PLC                                                    2,733,176
 ....................................................................................................
                 583,180   EMI Group PLC                                                 5,723,069
 ....................................................................................................
                 802,120   Granada Group PLC                                             8,130,798
 ....................................................................................................
                     200   HSBC Holdings PLC                                                 2,805
 ....................................................................................................
                 179,438   Orange PLC ADR (NON)                                          6,058,161
 ....................................................................................................
                 497,918   Scottish Power PLC                                            3,772,339
 ....................................................................................................
                 494,701   Securicor Group PLC (NON)                                     1,284,618
 ....................................................................................................
               2,487,361   Shell Transportation & Trading (NON)                         20,673,037
 ....................................................................................................
               1,024,981   Siebe PLC                                                     5,579,892
 ....................................................................................................
                 292,948   Smiths Industries PLC (NON)                                   4,377,361
 ....................................................................................................
               1,334,853   Tesco PLC (NON)                                               4,059,275
 ....................................................................................................
                 264,886   WPP Group PLC                                                 4,197,685
----------------------------------------------------------------------------------------------------
                                                                                       101,756,959
----------------------------------------------------------------------------------------------------
United States (0.1%)
 ....................................................................................................
                   7,800   NTL Inc.                                                        973,050
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $441,567,447)                                        $645,533,033
----------------------------------------------------------------------------------------------------
UNITS (0.6%) (a)
----------------------------------------------------------------------------------------------------
Number of Units                                                                              Value
 ....................................................................................................
                   9,000   Pohang Iron & Steel Company, Ltd.
                           Structured Warrants expiration 4/17/00
                           (Issued by Lehman Brothers Finance S.A.)
                           (South Korea)                                                $  993,330
 ....................................................................................................
                  51,900   Tokyo Broadcasting System, Inc.
                           Structured Notes (issued by UBS, AG)
                           3.15s, 2000 (Japan)                                           1,793,420
 ....................................................................................................
                  35,300   Tokyo Broadcasting System, Inc. Call
                           Warrants (Issued by Lehman Brothers
                           Finance S.A.) expiration 11/17/00 (Japan)                     1,192,787
----------------------------------------------------------------------------------------------------
                           Total Units
                           (cost $3,248,318)                                            $3,979,537
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.4%) (a) (cost $16,267,000)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $16,267,000   Interest in $624,736,000 joint repurchase
                           agreement dated December 31, 1999
                           with S.B.C. Warburg Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $16,270,728 for an effective
                           yield of 2.75%                                              $16,267,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $461,082,765) (b)                                    $665,779,570
----------------------------------------------------------------------------------------------------
The fund had the following industry group concentrations greater than 10% at
December 31, 1999 (as a percentage of market value):
Telecommunications                                24.9%
Electronics and Electrical Equipment              16.3
Insurance and Finance                             11.6

See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS




Putnam VT International Growth and Income Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (97.7%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Aerospace and Defense (0.9%)
 ....................................................................................................
                 377,148   British Aerospace PLC (United Kingdom)                       $2,497,904
 ....................................................................................................
                 357,000   Rolls-Royce PLC (United Kingdom)                              1,234,133
----------------------------------------------------------------------------------------------------
                                                                                         3,732,037
----------------------------------------------------------------------------------------------------
Automobiles (5.8%)
 ....................................................................................................
                 857,000   Fuji Heavy Industries (Japan)                                 5,871,012
 ....................................................................................................
                 201,000   Honda Motor Co., Ltd. (Japan)                                 7,475,044
 ....................................................................................................
                  96,100   Hyundai Motor Co Ltd. (South Korea)                           1,524,053
 ....................................................................................................
                  74,480   Hyundai Motor Co. Ltd. GDR 144A
                           (South Korea)                                                   800,660
 ....................................................................................................
                  23,000   Hyundai Motor Co. Ltd. GDR
                           (South Korea)                                                   247,250
 ....................................................................................................
               2,021,000   PT Astra International Inc. (Indonesia) (NON)                 1,086,559
 ....................................................................................................
                  79,341   Valeo S.A. (France)                                           6,113,986
----------------------------------------------------------------------------------------------------
                                                                                        23,118,564
----------------------------------------------------------------------------------------------------
Banks (9.3%)
 ....................................................................................................
                 386,841   Australia & New Zealand Banking
                           Group Ltd. (Australia) (NON)                                  2,814,143
 ....................................................................................................
                 280,565   Bank of Nova Scotia (Canada)                                  6,019,169
 ....................................................................................................
                  34,963   Banque Nationale de Paris (France)                            3,221,826
 ....................................................................................................
                  43,205   Barclays PLC (United Kingdom)                                 1,243,718
 ....................................................................................................
                 301,291   HSBC Holdings PLC (United Kingdom)                            4,224,974
 ....................................................................................................
                 401,944   Istituto Bancario San Paolo
                           di Torino (Italy)                                             5,454,758
 ....................................................................................................
                     714   Julius Baer Holdings AG (Switzerland)                         2,157,249
 ....................................................................................................
                 252,876   National Bank of Canada (Canada)                              3,232,368
 ....................................................................................................
                 166,950   Overseas Chinese Banking
                           Corp. Ltd. (Singapore)                                        1,535,057
 ....................................................................................................
                   8,410   Societe Generale (France)                                     1,954,366
 ....................................................................................................
                  32,717   Unidanmark AS (Denmark)                                       2,300,836
 ....................................................................................................
                  11,123   United Bank of Switzerland (UBS)
                           AG (Switzerland)                                              3,004,328
----------------------------------------------------------------------------------------------------
                                                                                        37,162,792
----------------------------------------------------------------------------------------------------
Broadcasting (0.3%)
 ....................................................................................................
                 136,700   Carlton Communications PLC
                           (United Kingdom)                                              1,331,576
----------------------------------------------------------------------------------------------------
Building Products (1.9%)
 ....................................................................................................
                 196,413   Blue Circle Industries PLC
                           (United Kingdom) (NON)                                        1,141,435
 ....................................................................................................
                 102,629   CRH PLC (Ireland)                                             2,209,438
 ....................................................................................................
               1,359,800   Pioneer International Ltd. (Australia)                        4,097,533
----------------------------------------------------------------------------------------------------
                                                                                         7,448,406
----------------------------------------------------------------------------------------------------
Business Equipment (1.8%)
 ....................................................................................................
                 125,000   Canon, Inc. (Japan) (NON)                                     4,966,725
 ....................................................................................................
                 111,000   Ricoh Co., Ltd. (Japan) (NON)                                 2,092,249
----------------------------------------------------------------------------------------------------
                                                                                         7,058,974
----------------------------------------------------------------------------------------------------
Business Services (0.7%)
 ....................................................................................................
                 174,000   Dai Nippon Printing Co., Ltd. (Japan) (NON)                   2,775,690
----------------------------------------------------------------------------------------------------
Cellular Communications (2.4%)
 ....................................................................................................
                 492,137   Telecom Italia Mobile SPA (Italy) (NON)                       5,490,546
 ....................................................................................................
                  97,301   Telesp Celular Participacoes S.A.
                           ADR (Brazil)                                                  4,123,130
----------------------------------------------------------------------------------------------------
                                                                                         9,613,676
----------------------------------------------------------------------------------------------------
Chemicals (6.0%)
 ....................................................................................................
                 189,159   Akzo-Nobel N.V. (Netherlands) (NON)                           9,476,639
 ....................................................................................................
                  71,357   Bayer AG (Germany)                                            3,373,902
 ....................................................................................................
                  93,200   BOC Group PLC (NON)                                           2,002,385
 ....................................................................................................
                   7,300   Clariant AG (Switzerland) 144A (NON)                          3,480,339
 ....................................................................................................
                   1,602   Clariant AG (Switzerland) (NON)                                 763,768
 ....................................................................................................
                  96,300   Rhodia SA (France) (NON)                                      2,173,938
 ....................................................................................................
                 731,000   Teijin Ltd. (Japan) (NON)                                     2,697,074
----------------------------------------------------------------------------------------------------
                                                                                        23,968,045
----------------------------------------------------------------------------------------------------
Conglomerates (2.2%)
 ....................................................................................................
                 133,376   Canadian Pacific, Ltd. (Canada)                               2,861,414
 ....................................................................................................
                 769,833   Cookson Group PLC
                           (United Kingdom) (NON)                                        3,108,971
 ....................................................................................................
                 798,350   Tomkins PLC (United Kingdom) (NON)                            2,579,309
----------------------------------------------------------------------------------------------------
                                                                                         8,549,694
----------------------------------------------------------------------------------------------------
Cosmetics (0.5%)
 ....................................................................................................
                 136,000   Shiseido Co., Ltd. (Japan) (NON)                              1,983,167
----------------------------------------------------------------------------------------------------
Electric Utilities (6.8%)
 ....................................................................................................
                 232,900   Chubu Electric Power, Inc. (Japan) (NON)                      3,795,053
 ....................................................................................................
                 919,049   Hong Kong Electric Holdings Ltd.
                           (Hong Kong) (NON)                                             2,873,137
 ....................................................................................................
                 542,192   Scottish and Southern Energy PLC
                           (United Kingdom) (NON)                                        4,328,923
 ....................................................................................................
                 919,563   Scottish Power PLC (United Kingdom) (NON)                     6,966,817
 ....................................................................................................
               2,736,000   Shandong International Power
                           Development Co. Ltd. (China)                                    387,186
 ....................................................................................................
                 175,568   Veba (Vereinigte Elektrizitaets Bergwerks)
                           AG (Germany)                                                  8,521,983
----------------------------------------------------------------------------------------------------
                                                                                        26,873,099
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (7.9%)
 ....................................................................................................
                  87,000   Matsushita Electric Industrial Co. (Japan)                    2,409,571
 ....................................................................................................
                  36,335   Philips Electronics N.V. (Netherlands)                        4,934,656
 ....................................................................................................
                  59,606   Schneider SA (France) (NON)                                   4,674,165
 ....................................................................................................
               1,338,334   Siebe PLC (United Kingdom)                                    7,285,754
 ....................................................................................................
                   9,200   Sony Corp. (Japan)                                            2,728,127
 ....................................................................................................
                  24,000   TDK Corp. (Japan) (NON)                                       3,314,152
 ....................................................................................................
                 776,000   Toshiba Corp. (Japan) (NON)                                   5,923,664
----------------------------------------------------------------------------------------------------
                                                                                        31,270,089
----------------------------------------------------------------------------------------------------
Energy-Related (2.2%)
 ....................................................................................................
                 270,860   Iberdrola S.A. (Spain) (NON)                                  3,749,396
 ....................................................................................................
                 101,900   Iberdrola II (Spain) (NON)                                    1,410,557
 ....................................................................................................
                 214,400   Kansai Electric Power Inc. (Japan) (NON)                      3,736,997
----------------------------------------------------------------------------------------------------
                                                                                         8,896,950
----------------------------------------------------------------------------------------------------
Financial Services (7.6%)
 ....................................................................................................
                  19,500   Aiful Corp. (Japan) (NON)                                     2,385,496
 ....................................................................................................
                 759,860   AMP Ltd. (Australia) (NON)                                    8,395,613
 ....................................................................................................
                 135,381   DBS Group Holdings Ltd. (Singapore)                           2,221,095
 ....................................................................................................
                 164,100   Investor AB (Sweden)                                          2,315,208
 ....................................................................................................
                 156,206   Manulife Financial Corp. (Canada)                             1,991,295
 ....................................................................................................
                 495,000   Nikko Securities Co. Ltd. (Japan)                             6,263,799
 ....................................................................................................
                 121,000   Nomura Securities Co. Ltd. (Japan) (NON)                      2,184,821
 ....................................................................................................
                  90,600   Promise Co., Ltd. (Japan)                                     4,610,687
----------------------------------------------------------------------------------------------------
                                                                                        30,368,014
----------------------------------------------------------------------------------------------------
Food and Beverages (6.0%)
 ....................................................................................................
                 530,886   Bass PLC (United Kingdom)                                     6,607,756
 ....................................................................................................
                 997,232   Diageo PLC (United Kingdom)                                   8,022,424
 ....................................................................................................
               1,023,967   Fomento Economico Mexicano, S.A.
                           de C.V. (Mexico) (NON)                                        4,578,626
 ....................................................................................................
                 429,000   Kirin Brewery Co. Ltd. (Japan) (NON)                          4,513,359
----------------------------------------------------------------------------------------------------
                                                                                        23,722,165
----------------------------------------------------------------------------------------------------
Insurance (6.4%)
 ....................................................................................................
                  50,028   AGF (Assurances Generales
                           de France) (France)                                           2,707,655
 ....................................................................................................
                 577,496   Allied Zurich AG (United Kingdom)                             6,805,411
 ....................................................................................................
                  52,149   Axa S.A. (France)                                             7,260,726
 ....................................................................................................
                 122,193   Internationale Nederlanden
                           Groep (Netherlands)                                           7,368,194
 ....................................................................................................
                  30,599   Scor (France)                                                 1,348,278
----------------------------------------------------------------------------------------------------
                                                                                        25,490,264
----------------------------------------------------------------------------------------------------
Oil and Gas (5.7%)
 ....................................................................................................
                 660,690   British Petroleum Co. PLC
                           (United Kingdom)                                              6,643,809
 ....................................................................................................
               1,296,519   Ente Nazionale Idrocarburi (ENI)
                           SPA (Italy)                                                   7,121,468
 ....................................................................................................
                  67,193   Total S.A. Class B (France)                                   8,956,491
----------------------------------------------------------------------------------------------------
                                                                                        22,721,768
----------------------------------------------------------------------------------------------------
Paper and Forest Products (3.5%)
 ....................................................................................................
                 402,587   Abitibi-Consolidated Inc. (Canada)                            4,700,974
 ....................................................................................................
               1,388,100   Jefferson Smurfit Group PLC (Ireland)                         4,159,535
 ....................................................................................................
                 206,000   Sappi Ltd. (South Africa)                                     2,039,039
 ....................................................................................................
                 106,276   Svenska Cellulosa AB (SCA)
                           Class B (Sweden)                                              3,148,733
----------------------------------------------------------------------------------------------------
                                                                                        14,048,281
----------------------------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (5.3%)
 ....................................................................................................
                 159,935   Aventis S.A. (France)                                         9,251,468
 ....................................................................................................
                 130,000   Eisai Co. Ltd. (Japan) (NON)                                  2,500,000
 ....................................................................................................
                  50,849   Pharmacia & Upjohn, Inc. (Sweden)                             2,307,650
 ....................................................................................................
                 136,000   Yamanouchi Pharmaceutical Co., Ltd.
                           (Japan)                                                       4,751,615
 ....................................................................................................
                  58,229   Zeneca Group PLC (United Kingdom)                             2,415,541
----------------------------------------------------------------------------------------------------
                                                                                        21,226,274
----------------------------------------------------------------------------------------------------
Railroads (0.8%)
 ....................................................................................................
                 119,715   Canadian National Railway Co. (Canada)                        3,159,755
----------------------------------------------------------------------------------------------------
Real Estate (1.2%)
 ....................................................................................................
                 154,000   Canary Wharf 144A PLC
                           (United Kingdom)                                                957,771
 ....................................................................................................
                 199,100   Canary Wharf Finance PLC
                           (United Kingdom)                                              1,238,261
 ....................................................................................................
                 391,000   Henderson Land Development Co. Ltd.
                           (Hong Kong)                                                   2,510,086
----------------------------------------------------------------------------------------------------
                                                                                         4,706,118
----------------------------------------------------------------------------------------------------
Retail (1.5%)
 ....................................................................................................
                 371,380   Coles Myer Ltd. (Australia) (NON)                             1,918,305
 ....................................................................................................
               1,353,401   Tesco PLC (United Kingdom) (NON)                              4,115,678
----------------------------------------------------------------------------------------------------
                                                                                         6,033,983
----------------------------------------------------------------------------------------------------
Steel (1.1%)
 ....................................................................................................
                  51,844   Pohang Iron & Steel Company, Ltd. ADR
                           (South Korea)                                                 1,814,540
 ....................................................................................................
                 107,477   SKF AB Class B (Sweden)                                       2,615,689
----------------------------------------------------------------------------------------------------
                                                                                         4,430,229
----------------------------------------------------------------------------------------------------
Telecommunications (0.6%)
 ....................................................................................................
                 105,334   Hellenic Telecommunication
                           Organization S.A. (Greece)                                    2,504,281
----------------------------------------------------------------------------------------------------
Telephone Services (8.8%)
 ....................................................................................................
                 151,025   British Telecommunications PLC ADR
                           (United Kingdom) (NON)                                        3,691,202
 ....................................................................................................
                 111,093   BCE, Inc. (Canada)                                           10,066,931
 ....................................................................................................
                 500,849   Cable & Wireless PLC (United Kingdom)                         8,487,160
 ....................................................................................................
                 138,200   Carso Global Telecom (Mexico)                                 1,300,190
 ....................................................................................................
                 262,100   Mahanager Telephone GDR 144A
                           (India) (NON)                                                 2,981,389
 ....................................................................................................
                     151   Nippon Telegraph and
                           Telephone Corp. (Japan)                                       2,586,127
 ....................................................................................................
                 521,847   Portugal Telecom S.A. (Portugal) (NON)                        5,717,011
----------------------------------------------------------------------------------------------------
                                                                                        34,830,010
----------------------------------------------------------------------------------------------------
Tobacco (0.5%)
 ....................................................................................................
                 325,060   BAT Industries PLC (United Kingdom) (NON)                     1,847,046
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $345,544,886)                                        $388,870,947
----------------------------------------------------------------------------------------------------
UNITS (0.1%) (a) (cost $819,911)
----------------------------------------------------------------------------------------------------
Number of Units                                                                              Value
 ....................................................................................................
                  21,300   Ito-yokado Co., Ltd./Seven-
                           Eleven Japan Co., Stub Warrants
                           expiration 2/29/00 (issued
                           by Salomon Smith Barney
                           Holdings Inc.) (Japan)                                         $285,434
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.1%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
                $250,000   US Treasury Bill effective yield of
                           5.18%, March 9, 2000 (SEG)                                     $247,554
 ....................................................................................................
               8,271,000   Interest in $624,736,000 joint repurchase
                           agreement dated December 31, 1999
                           with SBC Warburg Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $8,272,895 for an effective
                           yield of 2.75%                                                8,271,000
----------------------------------------------------------------------------------------------------
                           Total Short-Term Investments
                           (cost $8,518,554)                                            $8,518,554
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $354,883,351) (b)                                    $397,674,935
----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at December 31, 1999
----------------------------------------------------------------------------------------------------
                                               Aggregate           Delivery         Unrealized
                        Market Value          Face Value               Date       Depreciation
 ....................................................................................................
Japanese Yen              $4,493,718          $4,499,357             3/9/00            $(5,639)
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                               Aggregate         Expiration         Unrealized
                         Total Value          Face Value               Date       Appreciation
 ....................................................................................................
Topix Future
(JPY)(Long)               $4,691,329          $4,446,624             Mar-00           $244,705
----------------------------------------------------------------------------------------------------
Diversification by Country
----------------------------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 1999 (as percentage of market value)
----------------------------------------------------------------------------------------------------
Australia                                                                                       4.3%
 ....................................................................................................
Brazil                                                                                          1.0
 ....................................................................................................
Canada                                                                                          8.1
 ....................................................................................................
France                                                                                         12.0
 ....................................................................................................
Germany                                                                                         3.0
 ....................................................................................................
Hong Kong                                                                                       1.4
 ....................................................................................................
Ireland                                                                                         1.6
 ....................................................................................................
Italy                                                                                           4.5
 ....................................................................................................
Japan                                                                                          20.0
 ....................................................................................................
Mexico                                                                                          1.5
 ....................................................................................................
Netherlands                                                                                     5.5
 ....................................................................................................
Portugal                                                                                        1.4
 ....................................................................................................
South Korea                                                                                     1.1
 ....................................................................................................
Spain                                                                                           1.3
 ....................................................................................................
Sweden                                                                                          2.6
 ....................................................................................................
Switzerland                                                                                     2.4
 ....................................................................................................
United Kingdom                                                                                 21.8
 ....................................................................................................
United States                                                                                   2.7
 ....................................................................................................
Other                                                                                           3.8
----------------------------------------------------------------------------------------------------
Total                                                                                         100.0%
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS




Putnam VT International New Opportunities Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (96.3%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Advertising (1.6%)
 ....................................................................................................
                   8,007   Havas Advertising SA (France)                                $3,407,283
 ....................................................................................................
                 155,658   WPP Group PLC (United Kingdom)                                2,466,724
----------------------------------------------------------------------------------------------------
                                                                                         5,874,007
----------------------------------------------------------------------------------------------------
Apparel (2.6%)
 ....................................................................................................
               1,136,670   Esprit Holdings Ltd.                                          1,228,358
 ....................................................................................................
                  10,000   Fast Retailing Co., Ltd. (Japan)                              4,071,247
 ....................................................................................................
                 122,662   Hennes & Mauritz AB Class B (Sweden)                          4,110,125
----------------------------------------------------------------------------------------------------
                                                                                         9,409,730
----------------------------------------------------------------------------------------------------
Banks (4.4%)
 ....................................................................................................
                  94,800   ABSA Group Ltd. (South Africa)                                  425,963
 ....................................................................................................
                  99,811   Banca Popolare di Brescia SpA (Italy) (REL)                   8,821,007
 ....................................................................................................
                 154,891   Banco Comercial Portugues,
                           S.A. (Portugal)                                                 858,570
 ....................................................................................................
                   8,000   Commercial Bank Of Greece,
                           S.A. (Greece)                                                   617,806
 ....................................................................................................
                 550,700   Grupo Financiero Bancomer, S.A.
                           de C.V. (Mexico)                                              2,212,114
 ....................................................................................................
                     558   Julius Baer Holdings AG (Switzerland)                         1,685,917
 ....................................................................................................
                 504,800   Thai Farmers Bank Public Co. (Thailand)                         848,743
 ....................................................................................................
                  19,945   Yapi ve Kredi Bankasi A.S. GDR
                           (Turkey) (NON)                                                  588,378
----------------------------------------------------------------------------------------------------
                                                                                        16,058,498
----------------------------------------------------------------------------------------------------
Brewing (0.5%)
 ....................................................................................................
                 222,000   Fomento Economico Mexicano, S.A.
                           de C.V. (Mexico)                                                992,664
 ....................................................................................................
                   2,150   Fomento Economico Mexicano, S.A.
                           de C.V. ADR (Mexico)                                             95,675
 ....................................................................................................
                  59,900   South African Breweries, Ltd.
                           (South Africa)                                                  610,458
----------------------------------------------------------------------------------------------------
                                                                                         1,698,797
----------------------------------------------------------------------------------------------------
Broadcasting (4.8%)
 ....................................................................................................
                  54,973   EM TV & Merchandising AG (Germany)                            3,539,382
 ....................................................................................................
                  34,800   Grupo Televisa S.A. de C.V.
                           GDR (Mexico) (NON)                                            2,375,100
 ....................................................................................................
                 121,479   Mediaset SpA (Italy)                                          1,886,890
 ....................................................................................................
                  18,373   Television Francaise I (TF1) (France)                         9,611,284
----------------------------------------------------------------------------------------------------
                                                                                        17,412,656
----------------------------------------------------------------------------------------------------
Building Products (0.4%)
 ....................................................................................................
                  32,180   Cemex S.A. de C.V. ADR (Mexico)                                 897,018
 ....................................................................................................
                  19,200   Pohang Iron & Steel Company, Ltd.
                           ADR (South Korea)                                               672,000
----------------------------------------------------------------------------------------------------
                                                                                         1,569,018
----------------------------------------------------------------------------------------------------
Business Services (2.2%)
 ....................................................................................................
               1,008,563   Aegis Group PLC (United Kingdom)                              3,665,774
 ....................................................................................................
                 246,500   Aegis Group PLC 144A
                           (United Kingdom)                                                895,941
 ....................................................................................................
                   3,282   Altran Technologies SA (France)                               1,981,015
 ....................................................................................................
                  34,090   Randstad Holding N.V. (Netherlands)                           1,639,279
----------------------------------------------------------------------------------------------------
                                                                                         8,182,009
----------------------------------------------------------------------------------------------------
Cable Television (0.4%)
 ....................................................................................................
                 256,642   TeleWest Communications PLC
                           (United Kingdom) (NON)                                        1,369,149
----------------------------------------------------------------------------------------------------
Cellular Communications (4.8%)
 ....................................................................................................
                 697,000   China Telecom Ltd. (Hong Kong) (NON)                          4,357,931
 ....................................................................................................
                     301   NTT Mobile Communications
                           (Luxembourg)                                                 11,576,923
 ....................................................................................................
                  41,097   SK Telecom Co., Ltd. ADR (South Korea)                        1,577,097
----------------------------------------------------------------------------------------------------
                                                                                        17,511,951
----------------------------------------------------------------------------------------------------
Chemicals (0.2%)
 ....................................................................................................
                 305,000   Nan Ya Plastic Corp. (Taiwan)                                   670,650
----------------------------------------------------------------------------------------------------
Computer Services (6.5%)
 ....................................................................................................
                 183,477   Capita Group PLC (United Kingdom)                             3,334,373
 ....................................................................................................
                  10,500   Fujitsu Support and Services Inc.
                           144A (Japan)                                                  5,148,268
 ....................................................................................................
                 164,884   Logica PLC (United Kingdom)                                   4,253,667
 ....................................................................................................
                 186,721   Misys PLC (United Kingdom)                                    2,910,721
 ....................................................................................................
                   7,760   Obic Co., Ltd. (Japan)                                        5,498,375
 ....................................................................................................
                       3   Yahoo Japan Corp. (Japan)                                     2,683,500
----------------------------------------------------------------------------------------------------
                                                                                        23,828,904
----------------------------------------------------------------------------------------------------
Computer Software (6.2%)
 ....................................................................................................
                      30   Fuji Soft AB, Inc. (Japan)                                        2,349
 ....................................................................................................
                  17,000   Konami Co., Ltd. (Japan)                                      3,036,308
 ....................................................................................................
                  13,200   Oracle Corp. (Japan)                                          6,136,230
 ....................................................................................................
                  80,501   SEMA Group PLC (United Kingdom)                               1,448,660
 ....................................................................................................
                  10,900   Softbank Corp. (Japan)                                       10,432,766
 ....................................................................................................
                   7,000   Trend Micro Inc. (Japan) (NON)                                1,767,469
----------------------------------------------------------------------------------------------------
                                                                                        22,823,782
----------------------------------------------------------------------------------------------------
Consumer Durable Goods (0.5%)
 ....................................................................................................
                   6,050   Avex, Inc. (Japan)                                            1,509,836
 ....................................................................................................
                   9,500   Hindustan Lever Ltd. (India) (NON)                              491,492
----------------------------------------------------------------------------------------------------
                                                                                         2,001,328
----------------------------------------------------------------------------------------------------
Consumer Non Durables (2.9%)
 ....................................................................................................
                 559,863   Gruppo Editoriale L'Espresso (Italy)                          6,421,859
 ....................................................................................................
                   9,191   LVMH (France)                                                 4,111,761
----------------------------------------------------------------------------------------------------
                                                                                        10,533,620
----------------------------------------------------------------------------------------------------
Consumer Services (0.9%)
 ....................................................................................................
                  25,226   TPI Paginas Amarillas (Spain) (NON)                           1,224,457
 ....................................................................................................
                  42,500   TPI Paginas Amarillas 144A (Spain) (NON)                      2,062,929
----------------------------------------------------------------------------------------------------
                                                                                         3,287,386
----------------------------------------------------------------------------------------------------
Cosmetics (0.7%)
 ....................................................................................................
                   9,710   Fancl Corp. (Japan)                                           2,603,778
----------------------------------------------------------------------------------------------------
Electric Utilities (0.2%)
 ....................................................................................................
                  19,900   Korea Electric Power Corp. (South Korea)                        617,163
----------------------------------------------------------------------------------------------------
Electronic Components (4.6%)
 ....................................................................................................
                 144,517   ARM Holdings PLC (United Kingdom) (NON)                       9,751,322
 ....................................................................................................
                  43,360   ASM Lithography Holding N.V.
                           (Netherlands) (NON)                                           4,811,304
 ....................................................................................................
                  21,400   Ritek Corp. 144A GDR (Taiwan) (NON)                             240,750
 ....................................................................................................
                 818,000   Winbond Electronics Corp. (Taiwan) (NON)                      1,942,033
 ....................................................................................................
                   8,900   Winbond Electronics Corp. 144A
                           GDR (Taiwan) (NON)                                              202,475
----------------------------------------------------------------------------------------------------
                                                                                        16,947,884
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (8.1%)
 ....................................................................................................
                   9,000   Keyence Corp (Japan)                                          3,655,314
 ....................................................................................................
                  25,312   Medion AG (Germany)                                           2,266,285
 ....................................................................................................
                  29,000   Murata Manufacturing Co. Ltd. (Japan)                         6,811,509
 ....................................................................................................
                   8,150   Samsung Electronics Co. (South Korea)                         1,910,044
 ....................................................................................................
                 295,700   Sharp Corp. (Japan)                                           7,567,582
 ....................................................................................................
                  18,700   Sony Corp. (Japan)                                            5,545,214
 ....................................................................................................
                 146,000   Venture Manufacturing Ltd. (Singapore)                        1,675,841
----------------------------------------------------------------------------------------------------
                                                                                        29,431,789
----------------------------------------------------------------------------------------------------
Entertainment (0.2%)
 ....................................................................................................
                 168,800   Corporacion Interamericana de
                           Entretenimiento S.A. (Mexico) (NON)                             675,378
----------------------------------------------------------------------------------------------------
Food and Beverages (1.0%)
 ....................................................................................................
                   9,100   C TWO-NETWORK Co., Ltd. (Japan)                               2,057,252
 ....................................................................................................
                   6,600   Cheil Jedang Corp. (South Korea)                                761,762
 ....................................................................................................
                  38,800   Coca-Cola Femsa S.A. ADR (Mexico)                               681,425
----------------------------------------------------------------------------------------------------
                                                                                         3,500,439
----------------------------------------------------------------------------------------------------
Insurance and Finance (6.4%)
 ....................................................................................................
                  36,288   Aegon N.V. (Netherlands)                                      3,500,899
 ....................................................................................................
                 323,524   Mediolanum SPA (Italy)                                        4,231,047
 ....................................................................................................
                 426,000   Nikko Securities Co. Ltd. (Japan)                             5,390,664
 ....................................................................................................
                 417,600   Old Mutual PLC 144A (United Kingdom)                          1,136,686
 ....................................................................................................
                 221,331   Prudential Corp. PLC (United Kingdom)                         4,361,965
 ....................................................................................................
                 157,667   Skandia Forsakrings AB (Sweden)                               4,764,026
----------------------------------------------------------------------------------------------------
                                                                                        23,385,287
----------------------------------------------------------------------------------------------------
Machinery (0.5%)
 ....................................................................................................
                  42,300   THK Co., Ltd. (Japan)                                         1,709,718
----------------------------------------------------------------------------------------------------
Metals and Mining (0.2%)
 ....................................................................................................
                  84,800   Sasol Ltd. (South Africa)                                       697,175
----------------------------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (2.1%)
 ....................................................................................................
                  68,390   Sanofi-Synthelabo SA (France) (NON)                           2,844,206
 ....................................................................................................
                 322,861   Smithkline Beecham PLC ADR
                           (United Kingdom)                                              4,120,242
 ....................................................................................................
                  15,000   Takeda Chemical Industries (Japan)                              741,339
----------------------------------------------------------------------------------------------------
                                                                                         7,705,787
----------------------------------------------------------------------------------------------------
Publishing (1.3%)
 ....................................................................................................
                  96,404   Class Editori (Italy)                                         1,677,796
 ....................................................................................................
                  36,887   EMAP PLC (United Kingdom)                                       762,717
 ....................................................................................................
                 228,367   Trinity PLC (United Kingdom)                                  2,438,456
----------------------------------------------------------------------------------------------------
                                                                                         4,878,969
----------------------------------------------------------------------------------------------------
Restaurants (0.7%)
 ....................................................................................................
                 217,050   Autogrill SpA (Italy)                                         2,729,404
----------------------------------------------------------------------------------------------------
Retail (3.6%)
 ....................................................................................................
               1,099,700   Migros Turk T.A.S. (Turkey)                                     710,007
 ....................................................................................................
                  19,200   Ryohin Keikaku Co. Ltd. (Japan)                               3,853,905
 ....................................................................................................
                  24,000   Seven-Eleven Japan Co., Ltd. (Japan)                          3,805,050
 ....................................................................................................
                  13,100   Shimamura Co., Ltd. (Japan)                                   2,076,923
 ....................................................................................................
                  21,100   Tsuruha Co., Ltd. (Japan)                                     2,787,728
----------------------------------------------------------------------------------------------------
                                                                                        13,233,613
----------------------------------------------------------------------------------------------------
Satellite Services (0.5%)
 ....................................................................................................
                  14,100   Gilat Satellite Networks Ltd. (Israel)                        1,674,375
----------------------------------------------------------------------------------------------------
Semiconductors (5.0%)
 ....................................................................................................
                  20,100   Ase Test Limited (Taiwan)                                       489,938
 ....................................................................................................
                  87,200   Chartered Semiconductor
                           Manufacturing (Singapore) (NON)                                 476,875
 ....................................................................................................
                  10,600   Rohm Co. Ltd. (Japan)                                         4,357,017
 ....................................................................................................
                  30,895   STMicroelectronics (France)                                   4,749,081
 ....................................................................................................
                 451,990   Taiwan Semiconductor
                           Manufacturing Co. (Taiwan)                                    2,405,428
 ....................................................................................................
                  41,000   Tokyo Electron Ltd. (Japan)                                   5,617,538
----------------------------------------------------------------------------------------------------
                                                                                        18,095,877
----------------------------------------------------------------------------------------------------
Specialty Consumer Products (--%)
 ....................................................................................................
                      40   Tomy Co. Ltd. (Japan)                                             2,689
----------------------------------------------------------------------------------------------------
Telecommunications (15.8%)
 ....................................................................................................
                 107,600   Carso Global Telecom (Mexico)                                 1,012,304
 ....................................................................................................
                 181,613   Colt Telecom Group PLC
                           (United Kingdom) (NON)                                        9,297,137
 ....................................................................................................
                   2,900   Hikari Tsushin, Inc. (Japan)                                  5,818,164
 ....................................................................................................
                 142,208   KPNQwest N.V. (Netherlands) (NON)                             9,456,348
 ....................................................................................................
                  14,000   Matsushita Communication
                           Industrial Co., Ltd. (Japan)                                  3,699,354
 ....................................................................................................
                  58,220   Nortel Networks Corp. (Canada) (NON)                          5,867,054
 ....................................................................................................
                 147,300   Orange PLC ADR (United Kingdom) (NON)                         4,973,122
 ....................................................................................................
                  67,995   Oy Nokia AB Class A (Finland)                                12,312,535
 ....................................................................................................
                  77,597   Sonera Group OYJ (Finland)                                    5,312,159
----------------------------------------------------------------------------------------------------
                                                                                        57,748,177
----------------------------------------------------------------------------------------------------
Telephone Services (5.2%)
 ....................................................................................................
                   3,085   Dacom Corp. (South Korea)                                     1,590,066
 ....................................................................................................
                  46,500   Hellenic Telecommunication
                           Organization SA ADR (Greece)                                    555,094
 ....................................................................................................
                   4,500   Korea Telecom Corp. (South Korea)                               709,692
 ....................................................................................................
                  16,200   Korea Telecom Corp. ADR (South Korea)                         1,210,950
 ....................................................................................................
                  14,900   Partner Communications Company Ltd. (NON)                       385,538
 ....................................................................................................
                  26,950   Tele Centro Sul Participacoes
                           S.A. (Brazil)                                                 2,445,713
 ....................................................................................................
                  18,650   Telefonos de Mexico S.A. ADR
                           Class L (Mexico)                                              2,098,125
 ....................................................................................................
               1,977,068   Vodafone Group PLC (United Kingdom)                           9,796,845
----------------------------------------------------------------------------------------------------
                                                                                        18,792,023
----------------------------------------------------------------------------------------------------
Textiles (0.3%)
 ....................................................................................................
                 425,430   Far Eastern Textile Ltd. (Taiwan)                             1,016,802
----------------------------------------------------------------------------------------------------
Transportation (1.0%)
 ....................................................................................................
                 171,076   Bombardier, Inc. (Canada) (NON)                               3,504,735
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $198,072,425)                                        $351,182,547
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.8%) (a) (cost $2,229,248)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                   9,796   Marschollek, Lautenschlaeger und
                           Partner AG DEM $3.05 pfd. (Germany)                          $2,956,433
----------------------------------------------------------------------------------------------------
UNITS (0.3%) (a) (cost $750,500)
----------------------------------------------------------------------------------------------------
Number of Units                                                                              Value
 ....................................................................................................
                   3,050   Infosys Technologies Ltd. structured note
                           (issued by Goldman Sachs & Co.)
                           zero %, 2000 (India)                                         $1,060,813
----------------------------------------------------------------------------------------------------
WARRANTS (--%) (a)(NON) (cost $3,519)
----------------------------------------------------------------------------------------------------
Number of Warrants                                                 Expiration Date           Value
 ....................................................................................................
                   2,011   Cemex SA                                       12/13/02          $8,294
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.1%) (a) (cost $11,138,000)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $11,138,000   Interest in $578,946,000 joint repurchase
                           agreement dated December 31, 1999
                           with Morgan (J.P.) & Co., Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $11,140,320 for an effective
                           yield of 2.50%                                              $11,138,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $212,193,692) (b)                                    $366,346,087
----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at December 31, 1999
----------------------------------------------------------------------------------------------------
                           Market          Aggregate          Delivery                Unrealized
                            Value         Face Value              Date              Depreciation
 ....................................................................................................
Japanese Yen          $11,634,740        $10,832,797           2/25/00                 $(801,943)
----------------------------------------------------------------------------------------------------
Diversification by Country
----------------------------------------------------------------------------------------------------
Distribution of investments by country of issue at December 31, 1999;
(as percentage of Market Value)
----------------------------------------------------------------------------------------------------
Canada                                                                                          2.6%
 ....................................................................................................
Finland                                                                                         4.8
 ....................................................................................................
France                                                                                          7.3
 ....................................................................................................
Germany                                                                                         2.4
 ....................................................................................................
Hong Kong                                                                                       1.2
 ....................................................................................................
Italy                                                                                           7.0
 ....................................................................................................
Japan                                                                                          29.6
 ....................................................................................................
Luxembourg                                                                                      3.2
 ....................................................................................................
Mexico                                                                                          3.0
 ....................................................................................................
Netherlands                                                                                     5.3
 ....................................................................................................
South Korea                                                                                     2.5
 ....................................................................................................
Sweden                                                                                          2.4
 ....................................................................................................
Taiwan                                                                                          1.9
 ....................................................................................................
United Kingdom                                                                                 18.3
 ....................................................................................................
United States                                                                                   3.5
 ....................................................................................................
Other                                                                                           5.0
----------------------------------------------------------------------------------------------------
Total                                                                                         100.0%
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS





Putnam VT Investors Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (96.2%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Advertising (1.8%)
 ....................................................................................................
                 214,300   Interpublic Group Cos. Inc.                                 $12,362,431
 ....................................................................................................
                  45,900   Omnicom Group, Inc.                                           4,590,000
----------------------------------------------------------------------------------------------------
                                                                                        16,952,431
----------------------------------------------------------------------------------------------------
Aerospace and Defense (--%)
 ....................................................................................................
                       1   Honeywell International Inc.                                         29
----------------------------------------------------------------------------------------------------
Banks (3.5%)
 ....................................................................................................
                  23,400   Comerica, Inc.                                                1,092,488
 ....................................................................................................
                 120,700   Fifth Third Bancorp                                           8,856,363
 ....................................................................................................
                 159,200   First Security Corp.                                          4,064,575
 ....................................................................................................
                 411,400   Firstar Corp.                                                 8,690,825
 ....................................................................................................
                  46,600   Northern Trust Corp.                                          2,469,800
 ....................................................................................................
                 141,600   Wells Fargo Co.                                               5,725,950
 ....................................................................................................
                  53,200   Zions Bancorp                                                 3,148,775
----------------------------------------------------------------------------------------------------
                                                                                        34,048,776
----------------------------------------------------------------------------------------------------
Broadcasting (3.3%)
 ....................................................................................................
                 166,000   CBS Corp.                                                    10,613,625
 ....................................................................................................
                 149,900   Clear Channel Communications, Inc.                           13,378,575
 ....................................................................................................
                 162,200   Comcast Corp. Class A                                         8,201,238
----------------------------------------------------------------------------------------------------
                                                                                        32,193,438
----------------------------------------------------------------------------------------------------
Business Equipment and Services (4.9%)
 ....................................................................................................
                  22,400   Avery Dennison Corp.                                          1,632,400
 ....................................................................................................
                 121,600   BMC Software, Inc.                                            9,720,400
 ....................................................................................................
                 229,400   Cisco Systems, Inc.                                          24,574,475
 ....................................................................................................
                 108,400   EMC Corp.                                                    11,842,700
----------------------------------------------------------------------------------------------------
                                                                                        47,769,975
----------------------------------------------------------------------------------------------------
Chemicals (0.7%)
 ....................................................................................................
                 125,200   Praxair, Inc.                                                 6,299,125
----------------------------------------------------------------------------------------------------
Computer Equipment (2.1%)
 ....................................................................................................
                  36,400   Lexmark International Group, Inc.
                           Class A                                                       3,294,200
 ....................................................................................................
                 212,000   Sun Microsystems, Inc.                                       16,416,750
----------------------------------------------------------------------------------------------------
                                                                                        19,710,950
----------------------------------------------------------------------------------------------------
Computer Services and Software (10.9%)
 ....................................................................................................
                  79,900   Apple Computer, Inc.                                          8,214,719
 ....................................................................................................
                  41,200   Comverse Technology, Inc.                                     5,963,700
 ....................................................................................................
                 194,500   Dell Computer Corp.                                           9,919,500
 ....................................................................................................
                  67,200   Electronic Data Systems Corp.                                 4,498,200
 ....................................................................................................
                 398,800   Microsoft Corp. (SEG)                                        46,559,900
 ....................................................................................................
                 127,600   Oracle Corp.                                                 14,299,175
 ....................................................................................................
                  34,850   VERITAS Software Corp.                                        4,987,906
 ....................................................................................................
                  25,389   Yahoo! Inc.                                                  10,985,503
----------------------------------------------------------------------------------------------------
                                                                                       105,428,603
----------------------------------------------------------------------------------------------------
Conglomerates (3.7%)
 ....................................................................................................
                  40,200   Corning Inc.                                                  5,183,288
 ....................................................................................................
                 555,300   Tyco International Ltd.                                      21,587,288
 ....................................................................................................
                 130,900   United Technologies Corp.                                     8,508,500
----------------------------------------------------------------------------------------------------
                                                                                        35,279,076
----------------------------------------------------------------------------------------------------
Consumer Non Durables (2.5%)
 ....................................................................................................
                 144,700   Colgate-Palmolive Co.                                         9,405,500
 ....................................................................................................
                 163,300   Estee Lauder Cos. Class A                                     8,236,444
 ....................................................................................................
                  95,300   Kimberly-Clark Corp.                                          6,218,325
----------------------------------------------------------------------------------------------------
                                                                                        23,860,269
----------------------------------------------------------------------------------------------------
Consumer Services (2.3%)
 ....................................................................................................
                  39,400   Amazon.com, Inc.                                              2,999,325
 ....................................................................................................
                 257,000   America Online, Inc.                                         19,387,438
----------------------------------------------------------------------------------------------------
                                                                                        22,386,763
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (12.7%)
 ....................................................................................................
                  75,700   Applied Materials, Inc.                                       9,590,244
 ....................................................................................................
                 259,100   General Electric Co.                                         40,095,725
 ....................................................................................................
                 137,900   Intel Corp.                                                  11,350,894
 ....................................................................................................
                 174,300   Motorola, Inc.                                               25,665,675
 ....................................................................................................
                  42,900   Rockwell International Corp.                                  2,053,838
 ....................................................................................................
                 118,900   Solectron Corp.                                              11,310,363
 ....................................................................................................
                 173,200   Tandy Corp.                                                   8,519,275
 ....................................................................................................
                  85,400   Texas Instruments, Inc.                                       8,273,125
 ....................................................................................................
                 140,400   Xilinx, Inc.                                                  6,383,813
----------------------------------------------------------------------------------------------------
                                                                                       123,242,952
----------------------------------------------------------------------------------------------------
Entertainment (3.4%)
 ....................................................................................................
                  58,200   Carnival Corp. Class A                                        2,782,688
 ....................................................................................................
                 171,600   Time Warner, Inc.                                            12,430,275
 ....................................................................................................
                 283,700   Viacom, Inc. Class B                                         17,146,119
----------------------------------------------------------------------------------------------------
                                                                                        32,359,082
----------------------------------------------------------------------------------------------------
Food and Beverages (0.9%)
 ....................................................................................................
                  67,600   Anheuser-Busch Cos., Inc.                                     4,791,150
 ....................................................................................................
                 107,400   SYSCO Corp.                                                   4,249,013
----------------------------------------------------------------------------------------------------
                                                                                         9,040,163
----------------------------------------------------------------------------------------------------
Insurance and Finance (7.4%)
 ....................................................................................................
                  71,300   American Express Co.                                         11,853,625
 ....................................................................................................
                  89,100   American General Corp.                                        6,760,463
 ....................................................................................................
                 165,225   American International Group, Inc.                           17,864,953
 ....................................................................................................
                  96,900   Capital One Financial Corp.                                   4,669,369
 ....................................................................................................
                 379,600   Citigroup, Inc.                                              21,091,525
 ....................................................................................................
                  55,200   Lincoln National Corp.                                        2,208,000
 ....................................................................................................
                  80,700   Providian Financial Corp.                                     7,348,744
----------------------------------------------------------------------------------------------------
                                                                                        71,796,679
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (0.3%)
 ....................................................................................................
                  49,000   Bausch & Lomb, Inc.                                           3,353,438
----------------------------------------------------------------------------------------------------
Oil and Gas (4.8%)
 ....................................................................................................
                  97,900   Burlington Resources Inc.                                     3,236,819
 ....................................................................................................
                 317,900   Conoco, Inc.                                                  7,868,025
 ....................................................................................................
                 280,800   Enron Corp.                                                  12,460,500
 ....................................................................................................
                 171,700   Exxon Mobil Corp.                                            13,832,581
 ....................................................................................................
                 143,500   Royal Dutch Petroleum Co. PLC ADR
                           (Netherlands)                                                 8,672,781
----------------------------------------------------------------------------------------------------
                                                                                        46,070,706
----------------------------------------------------------------------------------------------------
Packaging and Containers (0.3%)
 ....................................................................................................
                  60,400   Sealed Air Corp.                                              3,129,475
----------------------------------------------------------------------------------------------------
Paper and Forest Products (0.4%)
 ....................................................................................................
                  59,900   Weyerhaeuser Co.                                              4,301,569
----------------------------------------------------------------------------------------------------
Pharmaceuticals (8.1%)
 ....................................................................................................
                  67,600   Allergan, Inc.                                                3,363,100
 ....................................................................................................
                 169,900   Amgen Inc.                                                   10,204,619
 ....................................................................................................
                  48,700   Biogen, Inc.                                                  4,115,150
 ....................................................................................................
                 146,000   Bristol-Myers Squibb Co.                                      9,371,375
 ....................................................................................................
                  27,200   Genentech, Inc.                                               3,658,400
 ....................................................................................................
                  40,100   Immunex Corp.                                                 4,390,950
 ....................................................................................................
                 148,700   Johnson & Johnson                                            13,847,688
 ....................................................................................................
                 345,500   Schering-Plough Corp.                                        14,575,781
 ....................................................................................................
                 183,300   Warner-Lambert Co.                                           15,019,144
----------------------------------------------------------------------------------------------------
                                                                                        78,546,207
----------------------------------------------------------------------------------------------------
Retail (7.9%)
 ....................................................................................................
                  22,000   Costco Wholesale Corp.                                        2,007,500
 ....................................................................................................
                 127,000   CVS Corp.                                                     5,072,063
 ....................................................................................................
                 132,100   Dayton Hudson Corp.                                           9,701,094
 ....................................................................................................
                 398,250   Home Depot, Inc. (The)                                       27,305,016
 ....................................................................................................
                 378,200   TJX Cos., Inc. (The)                                          7,729,463
 ....................................................................................................
                 363,600   Wal-Mart Stores, Inc.                                        25,133,850
----------------------------------------------------------------------------------------------------
                                                                                        76,948,986
----------------------------------------------------------------------------------------------------
Telecommunications (8.1%)
 ....................................................................................................
                 116,200   ALLTEL Corp.                                                  9,608,288
 ....................................................................................................
                  60,600   JDS Uniphase Corp.                                            9,775,538
 ....................................................................................................
                 251,500   Lucent Technologies, Inc.                                    18,815,344
 ....................................................................................................
                  96,000   MCI WorldCom, Inc.                                            5,094,000
 ....................................................................................................
                  88,400   NEXTEL Communications, Inc. Class A                           9,116,250
 ....................................................................................................
                  30,000   Omnipoint Corp.                                               3,618,750
 ....................................................................................................
                  95,900   QUALCOMM, Inc.                                               16,890,388
 ....................................................................................................
                  27,800   Tellabs, Inc.                                                 1,784,413
 ....................................................................................................
                  27,100   VoiceStream Wireless Corp.                                    3,856,669
----------------------------------------------------------------------------------------------------
                                                                                        78,559,640
----------------------------------------------------------------------------------------------------
Telephone Services (4.0%)
 ....................................................................................................
                 214,200   SBC Communications, Inc.                                     10,442,250
 ....................................................................................................
                 306,100   Sprint Corp.                                                 20,604,285
 ....................................................................................................
                  75,000   Sprint PCS                                                    7,687,500
----------------------------------------------------------------------------------------------------
                                                                                        38,734,035
----------------------------------------------------------------------------------------------------
Utilities (2.2%)
 ....................................................................................................
                 384,300   AT&T Corp.                                                   21,809,025
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $705,892,049)                                        $931,821,392
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS (1.6%) (a) (cost $6,745,014)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                  83,900   Nokia Corp. ADR (Finland)                                   $15,941,000
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.1%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $25,000,000   Interest in $520,132,000 joint repurchase
                           agreement dated 12/31/99 with Morgan
                           Stanley & Co. Inc. due 1/3/00 with
                           respect to various U.S. Treasury
                           obligations -- maturity value of
                           $25,005,146 for an effective
                           yield of 2.47%                                              $25,000,000
 ....................................................................................................
              24,014,000   Interest in $578,946,000 joint repurchase
                           agreement dated 12/31/99 with
                           J. P. Morgan, NY due 1/3/00 with
                           respect to various U.S. Treasury
                           obligations -- maturity value of
                           $24,019,003 for an effective
                           yield of 2.50%                                               24,014,000
----------------------------------------------------------------------------------------------------
                           Total Short-Term Investments
                           (cost $49,014,000)                                          $49,014,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $761,651,063) (b)                                    $996,776,392
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                          Aggregate           Expiration                Unrealized
                       Total Value       Face Value                 Date              Appreciation
 ....................................................................................................
S&P 500 Index
(Short)                 $8,905,200       $8,613,820               Mar-00                  $291,380
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS





Putnam VT Money Market Fund

The fund's portfolio
December 31, 1999
COMMERCIAL PAPER (84.6%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                     Maturity Date             Value
 ....................................................................................................
Domestic (59.9%) (a)
----------------------------------------------------------------------------------------------------
              $5,000,000   Aegon Funding Corp. 5.98s                       2/14/00      $4,962,625
 ....................................................................................................
               4,000,000   Aegon Funding Corp. 5.91s                        3/7/00       3,956,003
 ....................................................................................................
              23,000,000   Aegon Funding Corp. 5.76s                       3/29/00      22,672,727
 ....................................................................................................
               7,000,000   American General
                           Finance Corp. 6.4s                               2/1/00       6,960,178
 ....................................................................................................
               6,600,000   Asset Securitization
                           Cooperative Corp. 6.25s                         1/19/00       6,578,229
 ....................................................................................................
               5,300,000   Asset Securitization
                           Cooperative Corp. 5.95s                         1/27/00       5,276,349
 ....................................................................................................
               5,000,000   Asset Securitization
                           Cooperative Corp. 5.93s                         1/28/00       4,976,939
 ....................................................................................................
               3,760,000   Associates First Capital
                           Corp. 4.05s                                      1/3/00       3,758,731
 ....................................................................................................
               5,000,000   Bank of America FSB 5.82s                        3/7/00       4,945,842
 ....................................................................................................
               5,000,000   Chevron Transport Corp. 5.7s                    2/24/00       4,956,458
 ....................................................................................................
              30,000,000   CIT Group 4.75s                                  1/3/00      29,988,125
 ....................................................................................................
               4,000,000   COFCO Capital Corp.
                           (Bank of America NT &
                           SA (LOC)) 6.05s                                 3/14/00       3,950,256
 ....................................................................................................
               7,000,000   Corporate Receivables
                           Corp. 6s                                        2/25/00       6,934,667
 ....................................................................................................
              10,000,000   Corporate Receivables
                           Corp. 5.9s                                      1/21/00       9,965,583
 ....................................................................................................
               7,000,000   Corporate Receivables
                           Corp. 5.88s                                     1/27/00       6,969,130
 ....................................................................................................
               6,000,000   CXC Inc. 6.9s                                   1/13/00       5,984,833
 ....................................................................................................
               5,000,000   CXC Inc. 6s                                      3/9/00       4,942,500
 ....................................................................................................
              10,000,000   CXC Inc. 5.95s                                  2/29/00       9,900,833
 ....................................................................................................
               5,000,000   CXC Inc. 5.9s                                    2/3/00       4,972,139
 ....................................................................................................
               6,173,000   Delaware Funding Corp. 6.1s                     1/26/00       6,145,805
 ....................................................................................................
              10,000,000   Delaware Funding Corp. 5.91s                    2/18/00       9,919,558
 ....................................................................................................
               4,000,000   Delaware Funding Corp. 5.8s                     2/25/00       3,963,911
 ....................................................................................................
               7,000,000   Eureka Securitization Inc. 5.8s                 2/22/00       7,000,000
 ....................................................................................................
              12,000,000   Falcon Asset
                           Securitization Corp. 6.6s                        1/7/00      11,984,357
 ....................................................................................................
               6,600,000   Falcon Asset
                           Securitization Corp. 6.37s                      1/14/00       6,583,650
 ....................................................................................................
               6,000,000   Fleet Financial Group 5.75s                     2/25/00       5,946,333
 ....................................................................................................
               4,500,000   Formosa Plastics Corp. (Bank of
                           America NT & SA (LOC)) 6s                       3/17/00       4,442,250
 ....................................................................................................
               5,000,000   Formosa Plastics Corp. (Bank of
                           America NT & SA (LOC)) 5.95s                    3/23/00       4,931,410
 ....................................................................................................
              15,500,000   Formosa Plastics Corp. (Bank of
                           America NT & SA (LOC)) 5.93s                    3/23/00      15,288,085
 ....................................................................................................
              10,000,000   General Electric
                           Capital Corp. 5.97s                              2/8/00       9,935,325
 ....................................................................................................
              17,000,000   General Electic
                           Capital Corp. 5.94s                             2/15/00      16,870,970
 ....................................................................................................
              10,000,000   Goldman Sachs 6.4s                              1/28/00       9,950,222
 ....................................................................................................
               7,000,000   Goldman Sachs 5.99s                             2/23/00       6,937,105
 ....................................................................................................
               8,000,000   Goldman Sachs 5.98s                             2/24/00       7,926,911
 ....................................................................................................
               5,000,000   IBM Credt Corporation 6.25s                     1/19/00       4,983,507
 ....................................................................................................
              10,000,000   Lehman Brothers Holdings 6.15s                  3/20/00       9,863,333
 ....................................................................................................
               7,300,000   Lehman Brothers Holdings 6.1s                   2/28/00       7,227,020
 ....................................................................................................
              10,000,000   Merrill Lynch & Co., Inc. 6.07s                  3/3/00       9,893,775
 ....................................................................................................
               7,000,000   Merrill Lynch & Co., Inc. 5.88s                 2/11/00       6,951,980
 ....................................................................................................
              10,000,000   Merrill Lynch & Co., Inc. 5.85s                 1/20/00       9,967,500
 ....................................................................................................
               7,000,000   Merrill Lynch & Co., Inc. 5.6s                  1/31/00       6,966,244
 ....................................................................................................
              10,000,000   Metlife Funding 6.08s                           2/29/00       9,898,667
 ....................................................................................................
              10,000,000   Metlife Funding 5.86s                           1/25/00       9,959,306
 ....................................................................................................
               6,700,000   Morgan Stanley Dean
                           Witter & Co. 6.1s                               1/12/00       6,686,377
 ....................................................................................................
               6,000,000   Morgan Stanley Dean
                           Witter & Co. 6.01s                               2/7/00       5,961,937
 ....................................................................................................
               5,000,000   Morgan Stanley Dean
                           Witter & Co. 5.43s                               2/4/00       4,973,604
 ....................................................................................................
              12,968,000   Park Avenue Receivables
                           Corp. 6s                                        1/18/00      12,929,096
 ....................................................................................................
               7,000,000   Park Avenue Receivables
                           Corp. 5.97s                                     1/24/00       6,972,140
 ....................................................................................................
               3,039,000   Park Avenue Receivables
                           Corp. 5.91s                                     2/11/00       3,018,046
 ....................................................................................................
               5,000,000   PNC Funding Corp. 6.13s                         1/24/00       4,979,567
 ....................................................................................................
               8,000,000   PNC Funding Corp. 5.9s                          2/17/00       7,937,067
 ....................................................................................................
              10,000,000   Preferred Receivables
                           Funding Corp. 5.95s                              2/1/00       9,947,111
 ....................................................................................................
              12,540,000   Preferred Receivables
                           Funding Corp. 5.87s                             1/31/00      12,475,968
 ....................................................................................................
               7,500,000   Sheffield Receivables Corp. 6.1s                1/26/00       7,466,958
 ....................................................................................................
               4,000,000   Sheffield Receivables Corp. 6s                  3/10/00       3,953,333
 ....................................................................................................
               3,000,000   Sheffield Receivables Corp. 5.94s                2/2/00       2,982,263
 ....................................................................................................
               5,000,000   Sheffield Receivables Corp. 5.93s                2/4/00       4,971,125
 ....................................................................................................
               4,500,000   Sigma Finance Inc. 5.91s                         2/3/00       4,474,883
 ....................................................................................................
               7,000,000   Sigma Finance Inc. 5.82s                        5/31/00       6,827,987
 ....................................................................................................
               8,000,000   Sigma Finance Inc. 5.569s                       4/28/00       8,000,000
 ....................................................................................................
               6,000,000   USAA Capital Corp. 6.25s                         2/2/00       5,965,625
 ....................................................................................................
               7,000,000   Wal-Mart Stores Inc. 6.55s                       1/5/00       6,993,632
 ....................................................................................................
              10,000,000   Windmill Funding Corp. 6.33s                     1/4/00       9,992,967
 ....................................................................................................
              10,000,000   Windmill Funding Corp. 6.2s                     1/20/00       9,965,556
 ....................................................................................................
               8,000,000   Windmill Funding Corp. 6.02s                     1/6/00       7,991,973
 ....................................................................................................
               6,000,000   Windmill Funding Corp. 5.86s                    1/14/00       5,986,327
----------------------------------------------------------------------------------------------------
                                                                                       517,642,913
----------------------------------------------------------------------------------------------------
Foreign (24.7%) (a)
----------------------------------------------------------------------------------------------------
               8,000,000   Abbey National North
                           America Corp. 6.22s
                           (United Kingdom)                                 1/5/00       7,993,089
 ....................................................................................................
               5,000,000   Banca Serfin, (Barclays (LOC))
                           S.A. 6.07s (United Kingdom)                      6/9/00       4,864,268
 ....................................................................................................
               4,500,000   Banco Bradesco S.A. (Barclays
                           (LOC)) 5.98s (United Kingdom)                   9/28/00       4,296,680
 ....................................................................................................
               9,200,000   Bank of Nova Scotia
                           6.2s (Canada)                                   1/11/00       9,182,571
 ....................................................................................................
               8,000,000   CBA Delaware Finance
                           5.97s (Australia)                                2/2/00       7,956,220
 ....................................................................................................
               7,000,000   CBA Delaware Finance
                           5.94s (Australia)                               3/13/00       6,915,685
 ....................................................................................................
               7,000,000   Corporation Andina de
                           Fomenio (Barclays (LOC))
                           6.45s (United Kingdom)                          1/13/00       6,983,696
 ....................................................................................................
               7,000,000   Credit Suisse First Boston 5.8s
                           (Switzerland)                                   2/10/00       6,953,761
 ....................................................................................................
               5,000,000   Credit Suisse First Boston 5.7s
                           (Switzerland)                                    2/9/00       4,968,333
 ....................................................................................................
               6,000,000   Credit Suisse First Boston Intl.
                           Guernsey 5.82s (Switzerland)                    2/14/00       5,956,350
 ....................................................................................................
               3,000,000   Credit Suisse First Boston Intl.
                           Guernsey 5.8s (Switzerland)                      3/2/00       2,970,033
 ....................................................................................................
              10,000,000   Credit Suisse First Boston Intl.
                           Guernsey 5.79s (Switzerland)                     3/6/00       9,893,850
 ....................................................................................................
               8,400,000   DaimlerChrysler NA Holding
                           Corp. 6.45s (Germany)                            2/4/00       8,347,325
 ....................................................................................................
               5,300,000   DaimlerChrysler NA Holding
                           Corp. 5.9s (Germany)                            2/23/00       5,253,095
 ....................................................................................................
              10,000,000   Den Danske Corp. Inc.
                           6.2s (Denmark)                                  1/10/00       9,982,778
 ....................................................................................................
               4,500,000   Den Danske Corp. Inc.
                           5.86s (Denmark)                                 2/17/00       4,464,840
 ....................................................................................................
               6,000,000   ED & F Man Finance Inc.
                           (Rabobank New York (LOC))
                           6.25s (Netherlands)                             2/18/00       5,948,958
 ....................................................................................................
               5,000,000   ED & F Man Finance Inc.
                           (Rabobank New York (LOC))
                           6.1s (Netherlands)                              3/14/00       4,937,306
 ....................................................................................................
               6,000,000   National Australia Funding
                           5.945s (Australia)                               2/7/00       5,962,348
 ....................................................................................................
              11,163,000   Nordbanken NA Inc.
                           6.03s (Sweden)                                   2/7/00      11,093,398
 ....................................................................................................
              10,000,000   Petrobras International
                           Finance Co. (Barclays (LOC))
                           6.8s (United Kingdom)                           1/12/00       9,977,333
 ....................................................................................................
               7,000,000   Svenska Handelsbanken
                           6s (Sweden)                                      2/3/00       6,960,333
 ....................................................................................................
               6,000,000   Svenska Handelsbanken
                           5.92s (Sweden)                                   3/2/00       5,938,827
 ....................................................................................................
               9,000,000   Trans Gas De Sur S.A.
                           (Dresdner Bank AG (LOC))
                           6s (Germany)                                    3/28/00       8,868,000
 ....................................................................................................
              10,000,000   Trans Gas De Sur S.A.
                           (Dresdner Baank AG (LOC))
                           5.99s (Germany)                                 3/27/00       9,855,242
 ....................................................................................................
              25,000,000   UBS DE 3.5s (Switzerland)                        1/3/00      24,989,583
 ....................................................................................................
               8,000,000   Unibanco-Uniao de Bancos
                           Brasileiros, S.A. (Barclays (LOC))
                           5.95s (United Kingdom)                          4/19/00       7,854,311
 ....................................................................................................
               4,000,000   Unibanco-Grand Cayman
                           (WestDeutscke Landesbank
                           (LOC)) 5.4s (Germany)                           7/13/00       3,883,000
----------------------------------------------------------------------------------------------------
                                                                                       213,251,213
----------------------------------------------------------------------------------------------------
                           Total Commercial Paper
                           (cost $730,894,126)                                        $730,894,126
----------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (9.5%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $6,000,000   ABN AMRO Bank N. V.
                           5.7s (Netherlands)                              7/10/00      $5,998,455
 ....................................................................................................
               6,000,000   Bank of Nova Scotia
                           5.57s (Canada)                                  6/12/00       5,999,208
 ....................................................................................................
               5,000,000   Bayerische Hypo- und
                           Vereinsbank AG
                           5.15s (Germany)                                 4/20/00       4,999,267
 ....................................................................................................
               9,500,000   Bayerische Landesbank
                           Girozentrale 5.115s (Germany)                   3/21/00       9,492,871
 ....................................................................................................
               5,000,000   Canadian Imperial Bank Of
                           Commerce 5.12s (Canada)                         2/23/00       4,999,644
 ....................................................................................................
               6,000,000   Chase Manhattan Corp. 5.61s                     2/15/00       6,000,000
 ....................................................................................................
               5,000,000   Commerzbank AG
                           5.65s (Germany)                                 6/26/00       4,999,042
 ....................................................................................................
               5,000,000   Commerzbank AG
                           5.265s (Germany)                                5/18/00       4,999,084
 ....................................................................................................
               6,000,000   Commerzbank AG
                           5.22s (Germany)                                 5/12/00       5,998,948
 ....................................................................................................
               5,000,000   Commerzbank AG
                           5.09s (Germany)                                 2/16/00       4,999,814
 ....................................................................................................
               4,000,000   Deutsche Bank 5.36s (Germany)                   5/22/00       3,999,227
 ....................................................................................................
               5,000,000   Deutsche Bank 5.07s (Germany)                   1/13/00       4,999,948
 ....................................................................................................
               5,000,000   Deutsche Bank 5.06s (Germany)                    2/8/00       4,999,794
 ....................................................................................................
               5,000,000   Rabobank Nederland
                           5.29s (Netherlands)                             5/19/00       4,998,985
 ....................................................................................................
               5,000,000   UBS AG 5.48s (Switzerland)                       6/2/00       4,999,190
----------------------------------------------------------------------------------------------------
                           Total Certificate of Deposit
                           (cost $82,483,477)                                          $82,483,477
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (4.6%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $6,000,000   Abbey National Treasury Service
                           bank guaranteed 4.955s
                           (United Kingdom)                                 5/1/00      $5,996,100
 ....................................................................................................
               7,000,000   Bank One Corp. sr. notes Ser. B,
                           FRN, 6.115s                                     10/5/00       6,997,391
 ....................................................................................................
               6,000,000   Bank One Corp. sr. notes Ser. B,
                           FRN, 5.488s                                    11/17/00       5,998,938
 ....................................................................................................
               6,000,000   Goldman Sachs Group Inc.
                           notes Ser. B, 6s                                 8/7/00       6,000,000
 ....................................................................................................
               5,000,000   National Rural Utilities
                           notes Ser. C, 5.476s                            6/26/00       5,000,000
 ....................................................................................................
               5,000,000   Wal-Mart Stores, Inc. notes 5.85s                6/1/00       4,996,409
 ....................................................................................................
               5,000,000   Wells Fargo & Co. notes
                           Ser. J, 5.31s                                   3/31/00       4,998,080
----------------------------------------------------------------------------------------------------
                           Total Corporate Bonds and Notes
                           (cost $39,986,918)                                          $39,986,918
----------------------------------------------------------------------------------------------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS (0.7%) (a)
(cost $5,943,700)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $6,000,000   Federal Farm Credit Bank 5.63s
                           2/29/00                                                      $5,943,700
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $859,308,221) (b)                                    $859,308,221
----------------------------------------------------------------------------------------------------

Diversification by Country
----------------------------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 1999: (as percentage of Market Value)
----------------------------------------------------------------------------------------------------
Australia                                                                                       2.4%
 ....................................................................................................
Canada                                                                                          2.3
 ....................................................................................................
Denmark                                                                                         1.7
 ....................................................................................................
Germany                                                                                        10.0
 ....................................................................................................
Netherlands                                                                                     2.5
 ....................................................................................................
Sweden                                                                                          2.8
 ....................................................................................................
Switzerland                                                                                     7.1
 ....................................................................................................
United Kingdom                                                                                  5.6
 ....................................................................................................
United States                                                                                  65.6
----------------------------------------------------------------------------------------------------
Total                                                                                         100.0%
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS





Putnam VT New Opportunities Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (97.2%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Advertising and Marketing Services (1.1%)
 ....................................................................................................
                 152,680   DoubleClick, Inc. (NON)                                     $38,637,583
 ....................................................................................................
                  49,600   Engage Technologies, Inc. (NON)                               2,976,000
 ....................................................................................................
                 493,830   Lamar Advertising Co. (NON)                                  29,907,579
----------------------------------------------------------------------------------------------------
                                                                                        71,521,162
----------------------------------------------------------------------------------------------------
Airlines (0.2%)
 ....................................................................................................
                 263,420   Ryanair Holdings, PLC ADR (Ireland) (NON)                    14,521,028
----------------------------------------------------------------------------------------------------
Banking (1.5%)
 ....................................................................................................
                 817,800   Citigroup, Inc.                                              45,439,013
 ....................................................................................................
                 144,900   Firstar Corp.                                                 3,061,013
 ....................................................................................................
                 659,400   National Commerce Bancorporation                             14,960,138
 ....................................................................................................
                 525,720   TCF Financial Corp.                                          13,077,285
 ....................................................................................................
                 366,900   Zions Bancorp                                                21,715,894
----------------------------------------------------------------------------------------------------
                                                                                        98,253,343
----------------------------------------------------------------------------------------------------
Biotechnology (2.2%)
 ....................................................................................................
                 856,400   Amgen Inc. (NON)                                             51,437,525
 ....................................................................................................
                 115,500   Biogen, Inc.                                                  9,759,750
 ....................................................................................................
                 157,100   Biovail Corp. International (Canada) (NON)                   14,728,125
 ....................................................................................................
                 160,700   Genentech, Inc. (NON)                                        21,614,150
 ....................................................................................................
                 196,600   QLT PhotoTherapeutics Inc. (Canada) (NON)                    11,550,250
 ....................................................................................................
                 233,060   Sepracor, Inc. (NON)                                         23,116,639
 ....................................................................................................
                 216,400   Transkaryotic Therapies, Inc. (Malaysia) (NON)                8,331,400
----------------------------------------------------------------------------------------------------
                                                                                       140,537,839
----------------------------------------------------------------------------------------------------
Broadcasting (9.2%)
 ....................................................................................................
                 980,180   AMFM, Inc. (NON)                                             76,699,085
 ....................................................................................................
               1,710,460   CBS Corp. (NON)                                             109,362,536
 ....................................................................................................
                 178,010   Citadel Communications Corp. (NON)                           11,548,399
 ....................................................................................................
               1,888,100   Clear Channel Communications, Inc. (NON) (SEG)              168,512,925
 ....................................................................................................
                 237,200   Echostar Communications Corp.
                           Class A (NON)                                                23,127,000
 ....................................................................................................
                 278,380   Entercom Communications Corp. (NON)                          18,373,080
 ....................................................................................................
                 179,790   Hispanic Broadcasting Corp. (NON)                            16,580,009
 ....................................................................................................
               2,982,532   Infinity Broadcating Corp. Class A (NON)                    107,930,377
 ....................................................................................................
                 399,400   Univision Communications Inc. Class A (NON)                  40,813,688
 ....................................................................................................
                 325,810   WestWood One, Inc. (NON)                                     24,761,560
----------------------------------------------------------------------------------------------------
                                                                                       597,708,659
----------------------------------------------------------------------------------------------------
Cable Television (3.8%)
 ....................................................................................................
                 337,428   Adelphia Communications Corp.
                           Class A (NON)                                                22,143,713
 ....................................................................................................
               2,978,890   AT&T Corp. - Liberty Media Group
                           Class A (NON)                                               169,052,008
 ....................................................................................................
                 764,900   Comcast Corp. Class A                                        38,675,256
 ....................................................................................................
                 302,520   USA Networks, Inc. (NON)                                     16,714,230
----------------------------------------------------------------------------------------------------
                                                                                       246,585,207
----------------------------------------------------------------------------------------------------
Capital Equipment (2.7%)
 ....................................................................................................
                 482,700   Applied Materials, Inc. (NON)                                61,152,056
 ....................................................................................................
                 326,420   ASM Lithography Holding N.V.
                           (Netherlands) (NON)                                          37,130,275
 ....................................................................................................
                 379,660   KLA Tencor Corp. (NON)                                       42,284,633
 ....................................................................................................
                 560,900   Teradyne, Inc. (NON)                                         37,019,400
----------------------------------------------------------------------------------------------------
                                                                                       177,586,364
----------------------------------------------------------------------------------------------------
Communications Equipment (9.3%)
 ....................................................................................................
                 396,350   ADC Telecommunications Inc. (NON)                            28,760,147
 ....................................................................................................
                 386,900   Advanced Fibre Communications (NON)                          17,289,594
 ....................................................................................................
                  49,784   Brocade Communications Systems (NON)                          8,811,768
 ....................................................................................................
                 174,600   CIENA Corp. (NON)                                            10,039,500
 ....................................................................................................
                 784,800   Cisco Systems, Inc. (NON)                                    84,071,700
 ....................................................................................................
                 391,300   Comverse Technology, Inc. (NON)                              56,640,675
 ....................................................................................................
                  92,400   Extreme Networks, Inc. (NON)                                  7,715,400
 ....................................................................................................
                  54,600   Juniper Networks, Inc. (NON)                                 18,564,000
 ....................................................................................................
                 729,500   Lucent Technologies, Inc.                                    54,575,719
 ....................................................................................................
                 590,500   Nokia Corp. ADR (Finland)                                   112,195,000
 ....................................................................................................
               1,008,192   QUALCOMM, Inc. (NON)                                        177,567,816
 ....................................................................................................
                 119,961   Reback Networks, Inc. (NON)                                  21,293,078
 ....................................................................................................
                 100,700   Tellabs, Inc. (NON)                                           6,463,681
----------------------------------------------------------------------------------------------------
                                                                                       603,988,078
----------------------------------------------------------------------------------------------------
Computers (3.5%)
 ....................................................................................................
                 505,100   Dell Computer Corp. (NON)                                    25,760,100
 ....................................................................................................
                 602,100   EMC Corp. (NON)                                              65,779,425
 ....................................................................................................
                 293,380   Network Appliance, Inc. (NON)                                24,368,876
 ....................................................................................................
               1,393,000   Sun Microsystems, Inc. (NON)                                107,870,438
 ....................................................................................................
                   7,900   VA Linux Systems, Inc. (NON)                                  1,632,338
----------------------------------------------------------------------------------------------------
                                                                                       225,411,177
----------------------------------------------------------------------------------------------------
Conglomerates (3.1%)
 ....................................................................................................
                 917,700   General Electric Co.                                        142,014,075
 ....................................................................................................
               1,558,800   Tyco International Ltd.                                      60,598,350
----------------------------------------------------------------------------------------------------
                                                                                       202,612,425
----------------------------------------------------------------------------------------------------
Consumer Finance (0.2%)
 ....................................................................................................
                 414,260   Finova Group, Inc.                                           14,706,230
 ....................................................................................................
                  51,190   NextCard, Inc. (NON)                                          1,478,111
----------------------------------------------------------------------------------------------------
                                                                                        16,184,341
----------------------------------------------------------------------------------------------------
Consumer Goods (0.8%)
 ....................................................................................................
                 322,400   Colgate-Palmolive Co.                                        20,956,000
 ....................................................................................................
                 575,800   Estee Lauder Cos. Class A                                    29,041,913
----------------------------------------------------------------------------------------------------
                                                                                        49,997,913
----------------------------------------------------------------------------------------------------
Consumer Services (0.4%)
 ....................................................................................................
                  37,400   Chemdex Corp. (NON)                                           4,151,400
 ....................................................................................................
                   7,900   Freemarkets, Inc. (NON)                                       2,696,369
 ....................................................................................................
                 120,600   Stamps.com Inc. (NON)                                         5,019,975
 ....................................................................................................
                 104,520   TMP Worldwide Inc. (NON)                                     14,841,840
----------------------------------------------------------------------------------------------------
                                                                                        26,709,584
----------------------------------------------------------------------------------------------------
Electric Utilities (0.5%)
 ....................................................................................................
                 495,600   Calpine Corp. (NON)                                          31,718,400
----------------------------------------------------------------------------------------------------
Electronics (14.4%)
 ....................................................................................................
                 259,000   Altera Corp. (NON)                                           12,836,688
 ....................................................................................................
                 623,500   Analog Devices, Inc. (NON)                                   57,985,500
 ....................................................................................................
                 209,280   Applied Micro Circuits Corp. (NON)                           26,630,880
 ....................................................................................................
                  72,000   Broadcom Corp. (NON)                                         19,611,000
 ....................................................................................................
               1,272,960   Celestica Inc. (Canada) (NON)                                70,649,280
 ....................................................................................................
                 451,330   E-Tek Dynamics, Inc. (NON)                                   60,760,301
 ....................................................................................................
                 753,600   Flextronics International Ltd. (NON)                         34,665,600
 ....................................................................................................
                 446,000   Intel Corp.                                                  36,711,375
 ....................................................................................................
                 424,170   Jabil Circuit, Inc. (NON)                                    30,964,410
 ....................................................................................................
                 873,380   JDS Uniphase Corp. (NON)                                    140,887,111
 ....................................................................................................
                 704,230   Linear Technology Corp.                                      50,396,459
 ....................................................................................................
               1,219,180   Maxim Integrated Products Inc. (NON)                         57,530,056
 ....................................................................................................
                 232,480   Micrel, Inc. (NON)                                           13,236,830
 ....................................................................................................
                 493,600   Motorola, Inc.                                               72,682,600
 ....................................................................................................
                 231,440   PMC-Sierra, Inc. (NON)                                       37,102,725
 ....................................................................................................
                  12,806   QLogic Corp. (NON)                                            2,047,359
 ....................................................................................................
                 126,800   RF Micro Devices, Inc. (NON)                                  8,677,875
 ....................................................................................................
                 268,500   Sanmina Corp. (NON)                                          26,816,438
 ....................................................................................................
                  55,500   Sawtek Inc. (NON)                                             3,694,219
 ....................................................................................................
                 174,400   SDL, Inc. (NON)                                              38,019,200
 ....................................................................................................
                 434,370   Solectron Corp. (NON)                                        41,319,446
 ....................................................................................................
                 538,300   Texas Instruments, Inc.                                      52,147,805
 ....................................................................................................
                 215,500   Vitesse Semiconductor Corp. (NON)                            11,300,281
 ....................................................................................................
                 659,500   Xilinx, Inc. (NON)                                           29,986,641
----------------------------------------------------------------------------------------------------
                                                                                       936,660,079
----------------------------------------------------------------------------------------------------
Entertainment (0.5%)
 ....................................................................................................
                 327,200   International Speedway Corp. Class A                         16,482,700
 ....................................................................................................
                 444,700   SFX Entertainment, Inc. Class A (NON)                        16,092,581
----------------------------------------------------------------------------------------------------
                                                                                        32,575,281
----------------------------------------------------------------------------------------------------
Financial (0.7%)
 ....................................................................................................
                 745,940   Intuit, Inc. (NON)                                           44,709,779
----------------------------------------------------------------------------------------------------
Gaming & Lottery (0.3%)
 ....................................................................................................
                 802,500   Harrah's Entertainment, Inc. (NON)                           21,216,094
----------------------------------------------------------------------------------------------------
Health Care Services (0.5%)
 ....................................................................................................
                 636,100   IMS Health Inc.                                              17,293,969
 ....................................................................................................
                 433,250   Lincare Holdings, Inc. (NON)                                 15,028,359
----------------------------------------------------------------------------------------------------
                                                                                        32,322,328
----------------------------------------------------------------------------------------------------
Insurance (0.5%)
 ....................................................................................................
                 316,800   American International Group, Inc.                           34,254,000
----------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.3%)
 ....................................................................................................
                 519,600   Schwab (Charles) Corp.                                       19,939,650
----------------------------------------------------------------------------------------------------
Lodging/Tourism (0.4%)
 ....................................................................................................
                 881,500   Extended Stay America, Inc. (NON)                             6,721,438
 ....................................................................................................
                 289,630   Four Seasons Hotels, Inc. (Canada)                           15,422,798
----------------------------------------------------------------------------------------------------
                                                                                        22,144,236
----------------------------------------------------------------------------------------------------
Media (3.0%)
 ....................................................................................................
                  19,800   About.com, Inc. (NON)                                         1,777,050
 ....................................................................................................
                 778,000   America Online, Inc. (NON)                                   58,690,375
 ....................................................................................................
                  83,000   CNET, Inc. (NON)                                              4,710,250
 ....................................................................................................
                 299,600   Lycos, Inc. (NON)                                            23,836,925
 ....................................................................................................
                  17,700   OpenTV Corp. (NON)                                            1,420,425
 ....................................................................................................
                 700,800   Time Warner, Inc.                                            50,764,200
 ....................................................................................................
                  77,400   TV Guide, Inc. (NON)                                          3,328,200
 ....................................................................................................
                 829,500   Viacom, Inc. Class B (NON)                                   50,132,906
 ....................................................................................................
                   7,200   Yahoo! Inc. (NON)                                             3,115,350
----------------------------------------------------------------------------------------------------
                                                                                       197,775,681
----------------------------------------------------------------------------------------------------
Medical Technology (0.9%)
 ....................................................................................................
                  99,700   PE Corp.-PE Biosystems Group                                 11,995,156
 ....................................................................................................
               1,027,040   Sybron International Corp. (NON)                             25,355,050
 ....................................................................................................
                 389,200   Waters Corp. (NON)                                           20,627,600
----------------------------------------------------------------------------------------------------
                                                                                        57,977,806
----------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.3%)
 ....................................................................................................
                 529,600   Williams Cos., Inc.                                          16,185,900
----------------------------------------------------------------------------------------------------
Pharmaceuticals (2.0%)
 ....................................................................................................
                 512,600   Elan Corp. PLC ADR (Ireland) (NON)                           15,121,700
 ....................................................................................................
                  43,100   IDEXX Laboratories, Inc. (NON)                                  694,988
 ....................................................................................................
                 157,950   Medicis Pharmaceutical Corp. Class A (NON)                    6,722,747
 ....................................................................................................
               1,181,400   Schering-Plough Corp.                                        49,840,313
 ....................................................................................................
                 701,100   Warner-Lambert Co.                                           57,446,381
----------------------------------------------------------------------------------------------------
                                                                                       129,826,129
----------------------------------------------------------------------------------------------------
Restaurants (0.2%)
 ....................................................................................................
               1,978,710   J.D. Wetherspoon PLC (United Kingdom)                        13,872,411
----------------------------------------------------------------------------------------------------
Retail (4.9%)
 ....................................................................................................
                 139,000   Amazon.com, Inc. (NON)                                       10,581,375
 ....................................................................................................
                  50,400   Ames Department Stores, Inc. (NON)                            1,452,150
 ....................................................................................................
               1,352,830   Bed Bath & Beyond, Inc. (NON)                                47,010,843
 ....................................................................................................
                 146,000   Costco Wholesale Corp. (NON)                                 13,322,500
 ....................................................................................................
                 207,900   Dayton Hudson Corp.                                          15,267,656
 ....................................................................................................
                 477,200   Dollar Tree Stores, Inc. (NON)                               23,114,375
 ....................................................................................................
               1,068,750   Home Depot, Inc. (The)                                       73,276,172
 ....................................................................................................
                 530,900   Kohls Corp. (NON)                                            38,324,344
 ....................................................................................................
                  55,200   Linens 'N Things, Inc. (NON)                                  1,635,300
 ....................................................................................................
                 455,100   TJX Cos., Inc. (The)                                          9,301,106
 ....................................................................................................
                 976,200   Wal-Mart Stores, Inc.                                        67,479,825
 ....................................................................................................
                 244,900   Whole Foods Market, Inc. (NON)                               11,357,238
 ....................................................................................................
                 157,000   Williams-Sonoma, Inc. (NON)                                   7,222,000
----------------------------------------------------------------------------------------------------
                                                                                       319,344,884
----------------------------------------------------------------------------------------------------
Schools (0.1%)
 ....................................................................................................
                  49,900   CBT Group PLC ADR (Ireland) (NON)                             1,671,650
 ....................................................................................................
                  47,700   ITT Educational Services, Inc. (NON)                            736,369
----------------------------------------------------------------------------------------------------
                                                                                         2,408,019
----------------------------------------------------------------------------------------------------
Software (11.2%)
 ....................................................................................................
                  57,990   Agile Software Corp. (NON)                                   12,597,421
 ....................................................................................................
                 567,780   Amdocs Ltd. (NON)                                            19,588,410
 ....................................................................................................
                  35,533   Brio Technology, Inc. (NON)                                   1,492,386
 ....................................................................................................
                 237,580   BroadVision, Inc. (NON)                                      40,403,440
 ....................................................................................................
                  32,460   Check Point Software Technologies
                           Ltd. (Israel) (NON)                                           6,451,425
 ....................................................................................................
                  13,000   E.piphany, Inc. (NON)                                         2,900,625
 ....................................................................................................
                 427,390   Electronic Arts, Inc. (NON)                                  35,900,760
 ....................................................................................................
                 177,450   I2 Technologies, Inc. (NON)                                  34,602,750
 ....................................................................................................
                  39,700   Informatica Corp. (NON)                                       4,223,088
 ....................................................................................................
                 138,460   Lernout & Hauspie Speech Products
                           N.V. (Belgium) (NON)                                          6,403,775
 ....................................................................................................
                 280,800   Macromedia, Inc. (NON)                                       20,533,500
 ....................................................................................................
                  21,900   Micromuse, Inc. (NON)                                         3,723,000
 ....................................................................................................
               1,183,000   Microsoft Corp. (NON)                                       138,115,250
 ....................................................................................................
               1,330,500   Misys PLC (United Kingdom)                                   20,740,646
 ....................................................................................................
                 660,600   Oracle Corp. (NON)                                           74,028,488
 ....................................................................................................
               1,662,110   Parametric Technology Corp. (NON)                            44,980,852
 ....................................................................................................
                  78,800   Phone.com, Inc. (NON)                                         9,135,875
 ....................................................................................................
                 230,000   Portal Software, Inc. (NON)                                  23,661,250
 ....................................................................................................
                 440,300   Rational Software Corp. (NON)                                21,629,738
 ....................................................................................................
                  77,853   Silknet Software, Inc. (NON)                                 12,904,135
 ....................................................................................................
                 105,500   Software.com, Inc. (NON)                                     10,128,000
 ....................................................................................................
                 557,540   Synopsys, Inc. (NON)                                         37,215,795
 ....................................................................................................
                 749,975   VERITAS Software Corp. (NON)                                107,340,172
 ....................................................................................................
                 233,600   Vignette Corp. (NON)                                         38,076,800
----------------------------------------------------------------------------------------------------
                                                                                       726,777,581
----------------------------------------------------------------------------------------------------
Technology Services (6.5%)
 ....................................................................................................
                 385,170   Affiliated Computer Services, Inc.
                           Class A (NON)                                                17,717,820
 ....................................................................................................
                 185,200   CMG Information Services, Inc. (NON)                         51,277,250
 ....................................................................................................
                 406,700   Exodus Communications, Inc. (NON)                            36,120,044
 ....................................................................................................
                 216,300   InfoSpace.com, Inc. (NON)                                    46,288,200
 ....................................................................................................
                  14,500   Intertrust Technologies Corp. (NON)                           1,705,563
 ....................................................................................................
                  82,520   RealNetworks, Inc. (NON)                                      9,928,188
 ....................................................................................................
                 421,800   Sapient Corp. (NON)                                          59,447,438
 ....................................................................................................
                 819,500   USWeb Corp. (NON)                                            36,416,531
 ....................................................................................................
                 462,720   Verio Inc. (NON)                                             21,371,880
 ....................................................................................................
                 567,240   VeriSign, Inc. (NON)                                        108,307,388
 ....................................................................................................
                  58,900   Viant Corp. (NON)                                             5,831,100
 ....................................................................................................
                 430,640   Whittman-Hart, Inc. (NON)                                    23,093,070
 ....................................................................................................
                 159,560   Ziff-Davis, Inc. (NON)                                        3,350,760
----------------------------------------------------------------------------------------------------
                                                                                       420,855,232
----------------------------------------------------------------------------------------------------
Telecommunications (11.3%)
 ....................................................................................................
                 436,100   Allegiance Telecom, Inc. (NON)                               40,230,225
 ....................................................................................................
                 759,720   American Tower Corp. Class A (NON)                           23,218,943
 ....................................................................................................
                  52,900   CoreComm Ltd. (NON)                                           3,140,938
 ....................................................................................................
                 500,900   Covad Communications Group 144A (NON)                        28,019,094
 ....................................................................................................
                 276,600   Focal Communications Corp. (NON)                              6,672,975
 ....................................................................................................
                 968,485   Global Crossing Ltd. (NON)                                   48,424,250
 ....................................................................................................
               1,051,700   Global TeleSystems Group, Inc. (NON)                         36,415,113
 ....................................................................................................
                  66,600   Intermedia Communications, Inc. (NON)                         2,584,913
 ....................................................................................................
                 123,900   Level 3 Communications, Inc. (NON)                           10,144,313
 ....................................................................................................
                 710,100   MCI WorldCom, Inc. (NON)                                     37,679,681
 ....................................................................................................
               1,345,500   McLeod, Inc. Class A (NON)                                   79,216,313
 ....................................................................................................
               1,702,027   Metromedia Fiber Network, Inc. Class A (NON)                 81,590,919
 ....................................................................................................
                 314,100   NEXTEL Communications, Inc. Class A (NON)                    32,391,563
 ....................................................................................................
               1,325,924   NEXTLINK Communications, Inc.
                           Class A (NON)                                               110,134,562
 ....................................................................................................
                 220,800   NorthPoint Communications
                           Group, Inc. (NON)                                             5,299,200
 ....................................................................................................
                 322,700   NTL Inc. (NON)                                               40,256,825
 ....................................................................................................
                 237,600   Pinnacle Holdings Inc. (NON)                                 10,068,300
 ....................................................................................................
                  43,500   PSINet, Inc. (NON)                                            2,686,125
 ....................................................................................................
                  59,500   Spectrasite Holdings, Inc. (NON)                                647,063
 ....................................................................................................
                 749,900   Sprint Corp.                                                 50,477,644
 ....................................................................................................
                 601,300   Sprint PCS (NON)                                             61,633,250
 ....................................................................................................
                 328,200   WinStar Communications. Inc. (NON)                           24,697,050
----------------------------------------------------------------------------------------------------
                                                                                       735,629,259
----------------------------------------------------------------------------------------------------
Transaction Processing (0.7%)
 ....................................................................................................
                 199,800   CheckFree Holdings Corp. (NON)                               20,879,100
 ....................................................................................................
                 939,745   Concord EFS, Inc. (NON)                                      24,198,434
----------------------------------------------------------------------------------------------------
                                                                                        45,077,534
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $3,080,658,527)                                    $6,312,887,403
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.2%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $50,000,000   Federal Home Loan Mortgage Corp.,
                           effective yield of 5.73%, January 31, 2000                  $49,761,250
 ....................................................................................................
              90,687,000   Interest in $200,000,000 joint repurchase
                           agreement dated December 31, 1999
                           with Credit Suisse First Boston due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $90,707,027 for an effective
                           yield of 2.65%                                               90,687,000
----------------------------------------------------------------------------------------------------
                           Total Short-Term Investments
                           (cost $140,448,250)                                        $140,448,250
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $3,221,106,777) (b)                                $6,453,335,653
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                             Aggregate          Expiration              Unrealized
                      Total Value           Face Value                Date            Appreciation
 ....................................................................................................
S&P 500
Index (Long)          $73,838,950          $73,258,515              Mar-00                $580,435
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS





Putnam VT New Value Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (97.4%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Aerospace/Defense (3.0%)
 ....................................................................................................
                 131,500   Boeing Co.                                                   $5,465,469
 ....................................................................................................
                  87,700   Raytheon Co. Class A                                          2,176,056
----------------------------------------------------------------------------------------------------
                                                                                         7,641,525
----------------------------------------------------------------------------------------------------
Airlines (1.5%)
 ....................................................................................................
                  49,000   UAL Corp.                                                     3,800,563
----------------------------------------------------------------------------------------------------
Automotive (2.3%)
 ....................................................................................................
                  43,500   General Motors Corp.                                          3,161,906
 ....................................................................................................
                  87,700   Lear Corp. (NON)                                              2,806,400
----------------------------------------------------------------------------------------------------
                                                                                         5,968,306
----------------------------------------------------------------------------------------------------
Banking (7.8%)
 ....................................................................................................
                 149,000   Bank of America Corp.                                         7,477,938
 ....................................................................................................
                 166,000   Charter One Financial, Inc.                                   3,174,750
 ....................................................................................................
                   6,300   M & T Bank Corp.                                              2,609,775
 ....................................................................................................
                 105,200   National City Corp.                                           2,491,925
 ....................................................................................................
                  52,600   PNC Bank Corp.                                                2,340,700
 ....................................................................................................
                  78,900   Washington Mutual, Inc.                                       2,051,400
----------------------------------------------------------------------------------------------------
                                                                                        20,146,488
----------------------------------------------------------------------------------------------------
Beverage (1.5%)
 ....................................................................................................
                 236,700   Pepsi Bottling Group, Inc. (The)                              3,920,344
----------------------------------------------------------------------------------------------------
Chemicals (5.1%)
 ....................................................................................................
                  42,200   Avery Dennison Corp.                                          3,075,325
 ....................................................................................................
                  29,800   Dow Chemical Co.                                              3,982,025
 ....................................................................................................
                 157,800   Engelhard Corp.                                               2,978,475
 ....................................................................................................
                  87,700   Monsanto Co.                                                  3,124,313
----------------------------------------------------------------------------------------------------
                                                                                        13,160,138
----------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.6%)
 ....................................................................................................
                 218,500   Service Corp. International                                   1,515,844
----------------------------------------------------------------------------------------------------
Computers (5.5%)
 ....................................................................................................
                  42,100   Hewlett-Packard Co.                                           4,796,769
 ....................................................................................................
                  35,300   IBM Corp.                                                     3,812,400
 ....................................................................................................
                  78,900   NCR Corp.                                                     2,988,338
 ....................................................................................................
                 175,300   Quantum Corp. (NON)                                           2,651,413
----------------------------------------------------------------------------------------------------
                                                                                        14,248,920
----------------------------------------------------------------------------------------------------
Consumer Goods (1.3%)
 ....................................................................................................
                  52,600   Kimberly-Clark Corp.                                          3,432,150
----------------------------------------------------------------------------------------------------
Electric Utilities (3.8%)
 ....................................................................................................
                 228,000   DPL, Inc.                                                     3,947,250
 ....................................................................................................
                 122,700   Entergy Corp.                                                 3,159,525
 ....................................................................................................
                 122,700   Potomac Electric Power Co.                                    2,814,431
----------------------------------------------------------------------------------------------------
                                                                                         9,921,206
----------------------------------------------------------------------------------------------------
Electrical Equipment (1.5%)
 ....................................................................................................
                  80,500   Rockwell International Corp.                                  3,853,938
----------------------------------------------------------------------------------------------------
Energy (2.1%)
 ....................................................................................................
                  87,700   Schlumberger Ltd.                                             4,933,125
 ....................................................................................................
                  16,978   Transocean Sedco Forex Inc.                                     571,946
----------------------------------------------------------------------------------------------------
                                                                                         5,505,071
----------------------------------------------------------------------------------------------------
Financial (4.5%)
 ....................................................................................................
                  70,000   Associates First Capital Corp.                                1,920,625
 ....................................................................................................
                 140,300   Citigroup, Inc.                                               7,795,419
 ....................................................................................................
                  52,500   Household International, Inc.                                 1,955,625
----------------------------------------------------------------------------------------------------
                                                                                        11,671,669
----------------------------------------------------------------------------------------------------
Food (2.1%)
 ....................................................................................................
                  87,700   Nabisco Holdings Corp. Class A                                2,773,513
 ....................................................................................................
                 119,500   Sara Lee Corp.                                                2,636,469
----------------------------------------------------------------------------------------------------
                                                                                         5,409,982
----------------------------------------------------------------------------------------------------
Health Care Services (2.8%)
 ....................................................................................................
                  49,100   CIGNA Corp.                                                   3,955,619
 ....................................................................................................
                 140,300   Tenet Healthcare Corp. (NON)                                  3,297,050
----------------------------------------------------------------------------------------------------
                                                                                         7,252,669
----------------------------------------------------------------------------------------------------
Insurance (3.9%)
 ....................................................................................................
                  54,100   American General Corp.                                        4,104,838
 ....................................................................................................
                 175,300   Travelers Property Casualty Corp.                             6,004,025
----------------------------------------------------------------------------------------------------
                                                                                        10,108,863
----------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.1%)
 ....................................................................................................
                  29,900   Lehman Brothers Holding, Inc.                                 2,532,156
 ....................................................................................................
                  35,100   Merrill Lynch & Co., Inc.                                     2,930,850
----------------------------------------------------------------------------------------------------
                                                                                         5,463,006
----------------------------------------------------------------------------------------------------
Lodging/Tourism (1.1%)
 ....................................................................................................
                 122,700   Starwood Hotels & Resorts
                           Worldwide, Inc.                                               2,883,450
----------------------------------------------------------------------------------------------------
Manufacturing (1.2%)
 ....................................................................................................
                  78,900   Cooper Industries, Inc.                                       3,190,519
----------------------------------------------------------------------------------------------------
Media (1.2%)
 ....................................................................................................
                  70,100   Seagram Co., Ltd.                                             3,150,119
----------------------------------------------------------------------------------------------------
Metals (1.0%)
 ....................................................................................................
                  31,600   Alcoa Inc.                                                    2,622,800
----------------------------------------------------------------------------------------------------
Natural Gas Utilities (3.1%)
 ....................................................................................................
                  44,600   El Paso Energy Corp.                                          1,731,038
 ....................................................................................................
                 184,100   Sempra Energy                                                 3,198,738
 ....................................................................................................
                  96,400   Williams Cos., Inc.                                           2,946,225
----------------------------------------------------------------------------------------------------
                                                                                         7,876,001
----------------------------------------------------------------------------------------------------
Oil & Gas (9.9%)
 ....................................................................................................
                  11,900   Atlantic Richfield Co.                                        1,029,350
 ....................................................................................................
                  28,100   BP Amoco PLC ADR (United Kingdom)                             1,666,681
 ....................................................................................................
                 140,300   Conoco, Inc.                                                  3,472,425
 ....................................................................................................
                 114,000   Exxon Mobil Corp.                                             9,184,125
 ....................................................................................................
                  87,700   Royal Dutch Petroleum Co. PLC ADR
                           (Netherlands)                                                 5,300,369
 ....................................................................................................
                  43,800   Texaco, Inc.                                                  2,378,888
 ....................................................................................................
                 210,400   Union Pacific Resources Group Inc.                            2,682,600
----------------------------------------------------------------------------------------------------
                                                                                        25,714,438
----------------------------------------------------------------------------------------------------
Paper & Forest Products (4.0%)
 ....................................................................................................
                 131,500   Boise Cascade Corp.                                           5,325,750
 ....................................................................................................
                  70,100   Owens-Illinois, Inc. (NON)                                    1,756,881
 ....................................................................................................
                 136,400   Smurfit-Stone Container Corp. (NON)                           3,341,800
----------------------------------------------------------------------------------------------------
                                                                                        10,424,431
----------------------------------------------------------------------------------------------------
Pharmaceuticals (3.4%)
 ....................................................................................................
                  70,100   Abbott Laboratories                                           2,545,506
 ....................................................................................................
                  78,900   American Home Products Corp.                                  3,111,619
 ....................................................................................................
                  71,900   Pharmacia & Upjohn, Inc.                                      3,235,500
----------------------------------------------------------------------------------------------------
                                                                                         8,892,625
----------------------------------------------------------------------------------------------------
Photography/Imaging (1.1%)
 ....................................................................................................
                  43,800   Eastman Kodak Co.                                             2,901,750
----------------------------------------------------------------------------------------------------
Publishing (2.1%)
 ....................................................................................................
                  78,900   Times Mirror Co. Class A                                      5,286,300
----------------------------------------------------------------------------------------------------
Railroads (1.8%)
 ....................................................................................................
                 105,200   Union Pacific Corp.                                           4,589,350
----------------------------------------------------------------------------------------------------
Real Estate (1.4%)
 ....................................................................................................
                  82,400   Equity Residential Properties Trust (R)                       3,517,450
----------------------------------------------------------------------------------------------------
Regional Bells (6.0%)
 ....................................................................................................
                 110,500   GTE Corp.                                                     7,797,155
 ....................................................................................................
                 157,800   SBC Communications, Inc.                                      7,692,750
----------------------------------------------------------------------------------------------------
                                                                                        15,489,905
----------------------------------------------------------------------------------------------------
Retail (2.2%)
 ....................................................................................................
                  56,100   Federated Department Stores, Inc. (NON)                       2,836,555
 ....................................................................................................
                 280,600   K mart Corp.                                                  2,823,537
----------------------------------------------------------------------------------------------------
                                                                                         5,660,092
----------------------------------------------------------------------------------------------------
Software (1.0%)
 ....................................................................................................
                  35,200   Computer Associates International, Inc.                       2,461,800
----------------------------------------------------------------------------------------------------
Technology Services (1.5%)
 ....................................................................................................
                  57,900   Electronic Data Systems Corp.                                 3,875,680
----------------------------------------------------------------------------------------------------
Telephone (1.4%)
 ....................................................................................................
                  43,800   ALLTEL Corp.                                                  3,621,712
----------------------------------------------------------------------------------------------------
Waste Management (2.6%)
 ....................................................................................................
                 324,400   Republic Services, Inc. (NON)                                 4,663,250
 ....................................................................................................
                 122,700   Waste Management, Inc.                                        2,108,905
----------------------------------------------------------------------------------------------------
                                                                                         6,772,155
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $255,034,074)                                        $251,951,259
----------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (1.8%) (a) (cost $5,517,240)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $7,000,000   Rite Aid Corp. cv. sub. notes
                           5 1/4s, 2002 (NON)                                           $4,742,500
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.1%) (a) (cost $7,976,000)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $7,976,000   Interest in $624,736,000 joint repurchase
                           agreement dated December 31,1999
                           with Warburg Securities, due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $7,977,828 for an effective
                           yield of 2.75%                                               $7,976,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $268,527,314) (b)                                    $264,669,759
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS





Putnam VT OTC & Emerging Growth Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (96.0%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Advertising (1.7%)
 ....................................................................................................
                   8,000   Getty Images, Inc. (Canada) (NON)                              $391,000
 ....................................................................................................
                  30,800   Lamar Advertising Co. (NON)                                   1,865,325
 ....................................................................................................
                  12,000   TMP Worldwide, Inc. (NON)                                     1,704,000
----------------------------------------------------------------------------------------------------
                                                                                         3,960,325
----------------------------------------------------------------------------------------------------
Biotechnology (0.2%)
 ....................................................................................................
                   9,700   Invitrogen Corp. (NON)                                          582,000
----------------------------------------------------------------------------------------------------
Broadcasting (3.1%)
 ....................................................................................................
                  21,400   Citadel Communications Corp. (NON)                            1,388,325
 ....................................................................................................
                  17,900   Cumulus Media, Inc. Class A (NON)                               908,425
 ....................................................................................................
                  37,300   Entercom Communications Corp. (NON)                           2,461,800
 ....................................................................................................
                   9,700   Pegasus Communications Corp. (NON)                              948,175
 ....................................................................................................
                  15,500   Radio One, Inc. (NON)                                         1,426,000
----------------------------------------------------------------------------------------------------
                                                                                         7,132,725
----------------------------------------------------------------------------------------------------
Business Services (1.8%)
 ....................................................................................................
                  36,700   About.com, Inc. (NON)                                         3,293,825
 ....................................................................................................
                   5,000   Jupiter Communications, Inc. (NON)                              151,250
 ....................................................................................................
                   6,000   Macrovision Corp. (NON)                                         444,000
 ....................................................................................................
                   3,700   NCO Group, Inc. (NON)                                           111,463
 ....................................................................................................
                   6,000   RoweCom, Inc. (NON)                                             272,250
----------------------------------------------------------------------------------------------------
                                                                                         4,272,788
----------------------------------------------------------------------------------------------------
Cellular Communications (0.8%)
 ....................................................................................................
                  28,300   Sawtek, Inc. (NON)                                            1,883,719
----------------------------------------------------------------------------------------------------
Computer Services (24.4%)
 ....................................................................................................
                  36,600   Ariba, Inc. (NON)                                             6,491,925
 ....................................................................................................
                   2,000   Aware, Inc. (NON)                                                72,750
 ....................................................................................................
                  16,200   BackWeb Technologies, Ltd. (Israel) (NON)                       682,425
 ....................................................................................................
                   8,000   Breakaway Solutions, Inc. (NON)                                 584,000
 ....................................................................................................
                  12,200   Brocade Communications Systems (NON)                          2,159,400
 ....................................................................................................
                  70,900   CNET, Inc. (NON)                                              4,023,575
 ....................................................................................................
                   3,300   Comverse Technology, Inc. (NON)                                 477,675
 ....................................................................................................
                  42,800   Covad Communications Group 144A (NON)                         2,394,125
 ....................................................................................................
                  25,600   DoubleClick, Inc. (NON)                                       6,478,400
 ....................................................................................................
                   5,800   EarthWeb, Inc. (NON)                                            291,813
 ....................................................................................................
                   2,250   Freemarkets, Inc. (NON)                                         767,953
 ....................................................................................................
                   4,200   GoTo.com, Inc. (NON)                                            246,750
 ....................................................................................................
                  26,423   InfoSpace.com, Inc. (NON)                                     5,654,522
 ....................................................................................................
                  19,000   InterVU, Inc. (NON)                                           1,995,000
 ....................................................................................................
                   1,300   McAfee.com Corp. (NON)                                           58,500
 ....................................................................................................
                  46,300   Multex.com, Inc. (NON)                                        1,742,038
 ....................................................................................................
                  17,400   MyPoints.com, Inc. (NON)                                      1,287,600
 ....................................................................................................
                  25,700   Predictive Systems, Inc. (NON)                                1,683,350
 ....................................................................................................
                  14,100   Scient Corp. (NON)                                            1,218,769
 ....................................................................................................
                  11,900   StarMedia Network, Inc. (NON)                                   476,744
 ....................................................................................................
                  49,980   USWeb Corp. (NON)                                             2,220,986
 ....................................................................................................
                  56,580   Verio, Inc. (NON)                                             2,613,289
 ....................................................................................................
                  26,900   VeriSign, Inc. (NON)                                          5,136,219
 ....................................................................................................
                  35,000   VerticalNet, Inc. (NON)                                       5,740,000
 ....................................................................................................
                  12,200   Viant Corp. (NON)                                             1,207,800
 ....................................................................................................
                  15,977   Whittman-Hart, Inc. (NON)                                       856,767
----------------------------------------------------------------------------------------------------
                                                                                        56,562,375
----------------------------------------------------------------------------------------------------
Computer Software (30.2%)
 ....................................................................................................
                  11,700   Agile Software Corp.                                          2,541,642
 ....................................................................................................
                   5,400   Allaire Corp.                                                   790,088
 ....................................................................................................
                  12,000   Be Free, Inc. (NON)                                             862,500
 ....................................................................................................
                  25,800   Brio Technology, Inc. (NON)                                   1,083,600
 ....................................................................................................
                  32,500   Business Objects S.A. (France) (NON)                          4,342,813
 ....................................................................................................
                  18,800   C-Bridge Internet Solutions, Inc. (NON)                         914,150
 ....................................................................................................
                  34,800   CBT Group PLC ADR (Ireland) (NON)                             1,165,800
 ....................................................................................................
                   8,300   Digex, Inc. (NON)                                               570,625
 ....................................................................................................
                   1,300   Digimarc Corp. (NON)                                             65,000
 ....................................................................................................
                  11,200   E.piphany, Inc. (NON)                                         2,499,000
 ....................................................................................................
                  35,100   Electronic Arts, Inc. (NON)                                   2,948,400
 ....................................................................................................
                  23,400   Engage Technologies, Inc. (NON)                               1,404,000
 ....................................................................................................
                  33,900   Informatica Corp. (NON)                                       3,606,113
 ....................................................................................................
                   1,800   Intertrust Technologies Corp. (NON)                             211,725
 ....................................................................................................
                  12,600   Interwoven, Inc. (NON)                                        1,532,475
 ....................................................................................................
                  10,900   Intuit, Inc. (NON)                                              653,319
 ....................................................................................................
                   6,200   ISS Group, Inc. (NON)                                           440,975
 ....................................................................................................
                   6,800   Kana Communications, Inc. (NON)                               1,394,000
 ....................................................................................................
                  22,037   Keynote Systems, Inc. (NON)                                   1,625,229
 ....................................................................................................
                  90,700   Lycos, Inc. (NON)                                             7,216,319
 ....................................................................................................
                  28,900   Macromedia, Inc. (NON)                                        2,113,313
 ....................................................................................................
                   6,300   Mediaplex, Inc. (NON)                                           395,325
 ....................................................................................................
                  11,500   Metasolv Software, Inc. (NON)                                   940,125
 ....................................................................................................
                   7,400   Micromuse, Inc. (NON)                                         1,258,000
 ....................................................................................................
                  17,200   Netcentives, Inc. (NON)                                       1,071,775
 ....................................................................................................
                  10,500   Netegrity, Inc. (NON)                                           597,844
 ....................................................................................................
                   1,100   OnDisplay, Inc. (NON)                                            99,963
 ....................................................................................................
                   9,500   Packeteer, Inc. (NON)                                           674,500
 ....................................................................................................
                   7,000   Parametric Technology Corp. (NON)                               189,438
 ....................................................................................................
                  32,200   Phone.com, Inc. (NON)                                         3,733,188
 ....................................................................................................
                   5,400   Pivotal Corp. (Canada) (NON)                                    228,150
 ....................................................................................................
                  21,300   Portal Software, Inc. (NON)                                   2,191,238
 ....................................................................................................
                  18,550   Proxicom, Inc. (NON)                                          2,305,997
 ....................................................................................................
                  15,600   Quest Software, Inc. (NON)                                    1,591,200
 ....................................................................................................
                  19,100   Razorfish, Inc. (NON)                                         1,816,888
 ....................................................................................................
                  20,100   RealNetworks, Inc. (NON)                                      2,418,281
 ....................................................................................................
                  24,400   Silknet Software, Inc. (NON)                                  4,044,300
 ....................................................................................................
                  13,800   SilverStream Software, Inc. (NON)                             1,642,200
 ....................................................................................................
                  16,200   Software.com, Inc. (NON)                                      1,555,200
 ....................................................................................................
                   6,300   TSI International Software, Ltd. (NON)                          356,738
 ....................................................................................................
                     500   VA Linux Systems, Inc. (NON)                                    103,313
 ....................................................................................................
                  19,600   Vignette Corp. (NON)                                          3,194,800
 ....................................................................................................
                   6,000   Vitria Technology, Inc. (NON)                                 1,404,000
----------------------------------------------------------------------------------------------------
                                                                                        69,793,549
----------------------------------------------------------------------------------------------------
Consumer Services (2.6%)
 ....................................................................................................
                  18,800   Ask Jeeves, Inc. (NON)                                        2,123,225
 ....................................................................................................
                  34,300   HomeStore.com, Inc. (NON)                                     2,546,775
 ....................................................................................................
                  11,700   MarketWatch.com, Inc. (NON)                                     427,050
 ....................................................................................................
                   8,100   SportsLine USA, Inc. (NON)                                      406,013
 ....................................................................................................
                  13,700   Stamps.com, Inc. (NON)                                          570,263
----------------------------------------------------------------------------------------------------
                                                                                         6,073,326
----------------------------------------------------------------------------------------------------
Electric Utilities (1.5%)
 ....................................................................................................
                  18,600   Calpine Corp. (NON)                                           1,190,400
 ....................................................................................................
                  69,500   Independent Energy Holdings PLC
                           (United Kingdom) (NON)                                        2,315,219
----------------------------------------------------------------------------------------------------
                                                                                         3,505,619
----------------------------------------------------------------------------------------------------
Electronic Components (7.7%)
 ....................................................................................................
                  18,800   Applied Micro Circuits Corp. (NON)                            2,392,300
 ....................................................................................................
                  15,800   Celestica, Inc. (Canada) (NON)                                  876,900
 ....................................................................................................
                  26,400   Flextronics International, Ltd. (NON)                         1,214,400
 ....................................................................................................
                  13,200   Jabil Circuit, Inc. (NON)                                       963,600
 ....................................................................................................
                 212,000   Metromedia Fiber Network, Inc.
                           Class A (NON) (SEG)                                          10,162,750
 ....................................................................................................
                   7,300   Micrel, Inc. (NON)                                              415,644
 ....................................................................................................
                  19,100   Power Integrations, Inc. (NON)                                  915,606
 ....................................................................................................
                   4,400   TriQuint Semiconductor, Inc. (NON)                              489,500
 ....................................................................................................
                   5,700   Zoran Corp. (NON)                                               317,775
----------------------------------------------------------------------------------------------------
                                                                                        17,748,475
----------------------------------------------------------------------------------------------------
Financial Services (0.4%)
 ....................................................................................................
                  18,300   Knight/Trimark Group, Inc. (NON)                                841,800
----------------------------------------------------------------------------------------------------
Health Care (0.2%)
 ....................................................................................................
                  10,700   Allscripts, Inc. (NON)                                          470,800
----------------------------------------------------------------------------------------------------
Lodging (0.5%)
 ....................................................................................................
                  19,700   Four Seasons Hotels, Inc. (Canada)                            1,049,025
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (0.1%)
 ....................................................................................................
                  11,400   ChromaVision Medical Systems, Inc. (NON)                        173,850
----------------------------------------------------------------------------------------------------
Networking (3.8%)
 ....................................................................................................
                   7,930   CIENA Corp. (NON)                                               455,975
 ....................................................................................................
                  16,180   Exodus Communications, Inc. (NON)                             1,436,986
 ....................................................................................................
                  21,000   Extreme Networks, Inc. (NON)                                  1,753,500
 ....................................................................................................
                  29,500   Reback Networks Inc. (NON)                                    5,236,250
----------------------------------------------------------------------------------------------------
                                                                                         8,882,711
----------------------------------------------------------------------------------------------------
Networking Equipment (3.1%)
 ....................................................................................................
                     500   Crossroads Systems, Inc. (NON)                                   42,250
 ....................................................................................................
                  27,700   E-Tek Dynamics, Inc. (NON)                                    3,729,113
 ....................................................................................................
                  30,000   Emulex Corp. (NON)                                            3,375,000
----------------------------------------------------------------------------------------------------
                                                                                         7,146,363
----------------------------------------------------------------------------------------------------
Pharmaceuticals (0.3%)
 ....................................................................................................
                  12,100   QLT PhotoTherapeutics, Inc. (Canada) (NON)                      710,875
 ....................................................................................................
                     400   Tularik, Inc. (NON)                                              12,950
----------------------------------------------------------------------------------------------------
                                                                                           723,825
----------------------------------------------------------------------------------------------------
Retail (1.7%)
 ....................................................................................................
                  26,200   Chemdex Corp. (NON)                                           2,908,200
 ....................................................................................................
                  11,844   Tuesday Morning Corp. (NON)                                     218,374
 ....................................................................................................
                  15,370   Williams-Sonoma, Inc. (NON)                                     707,020
----------------------------------------------------------------------------------------------------
                                                                                         3,833,594
----------------------------------------------------------------------------------------------------
Semiconductors (3.1%)
 ....................................................................................................
                  15,100   Alpha Industries, Inc.                                          865,419
 ....................................................................................................
                  13,700   QLogic Corp. (NON)                                            2,190,288
 ....................................................................................................
                  15,200   SDL, Inc. (NON)                                               3,313,600
 ....................................................................................................
                  10,300   Silicon Image, Inc. (NON)                                       721,644
----------------------------------------------------------------------------------------------------
                                                                                         7,090,951
----------------------------------------------------------------------------------------------------
Telecommunications (1.4%)
 ....................................................................................................
                  13,600   Advanced Fibre Communications                                   607,750
 ....................................................................................................
                     700   Aether Systems, Inc.                                             50,138
 ....................................................................................................
                  15,700   Allegiance Telecom, Inc.                                      1,448,325
 ....................................................................................................
                   6,200   Efficient Networks, Inc. (NON)                                  421,600
 ....................................................................................................
                  10,500   GlobeSpan, Inc. (NON)                                           683,813
 ....................................................................................................
                   2,100   Wireless Facilities, Inc. (NON)                                  91,613
----------------------------------------------------------------------------------------------------
                                                                                         3,303,239
----------------------------------------------------------------------------------------------------
Telephone Services (6.8%)
 ....................................................................................................
                  23,900   CoreComm, Ltd. (NON)                                          1,419,063
 ....................................................................................................
                  20,700   Focal Communications Corp. (NON)                                499,388
 ....................................................................................................
                  88,100   McLeod, Inc. Class A (NON)                                    5,186,888
 ....................................................................................................
                 103,100   NEXTLINK Communications, Inc.
                           Class A (NON) (SEG)                                           8,563,729
----------------------------------------------------------------------------------------------------
                                                                                        15,669,068
----------------------------------------------------------------------------------------------------
Wireless Communications (0.6%)
 ....................................................................................................
                  34,800   Pinnacle Holdings, Inc. (NON)                                 1,474,650
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $133,370,343)                                        $222,174,777
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (9.5%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $10,985,000   Interest in $520,132,000 joint repurchase
                           agreement dated December 31, 1999
                           with Morgan Stanley & Co. Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $10,987,261 for an effective
                           yield of 2.47%                                              $10,985,000
 ....................................................................................................
              11,000,000   Interest in $578,946,000 joint repurchase
                           agreement dated December 31, 1999
                           with Morgan (J.P.) & Co., Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $11,002,292 for an effective
                           yield of 2.50%                                               11,000,000
----------------------------------------------------------------------------------------------------
                           Total Short-Term Investments
                           (cost $21,985,000)                                          $21,985,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $155,355,343) (b)                                    $244,159,777
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                            Aggregate          Expiration                Unrealized
                   Total Value             Face Value                Date              Appreciation
 ....................................................................................................
S&P 500
Index (Long)          $371,050               $371,032              Mar-00                       $18
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS




Putnam VT Research Fund
The fund's portfolio
December 31, 1999

Putnam VT Research Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (98.0%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Advertising (1.7%)
 ....................................................................................................
                  11,000   Omnicom Group, Inc.                                          $1,100,000
 ....................................................................................................
                  22,700   Young & Rubicam, Inc.                                         1,606,025
----------------------------------------------------------------------------------------------------
                                                                                         2,706,025
----------------------------------------------------------------------------------------------------
Aerospace and Defense (1.5%)
 ....................................................................................................
                  58,400   Boeing Co.                                                    2,427,250
----------------------------------------------------------------------------------------------------
Banks (6.6%)
 ....................................................................................................
                  77,026   Bank of America Corp.                                         3,865,742
 ....................................................................................................
                  57,745   Charter One Financial, Inc.                                   1,104,373
 ....................................................................................................
                  22,000   Comerica, Inc.                                                1,027,125
 ....................................................................................................
                  43,301   Firstar Corp. (NON)                                             914,734
 ....................................................................................................
                   2,500   M & T Bank Corp.                                              1,035,625
 ....................................................................................................
                  43,700   Zions Bancorp                                                 2,586,494
----------------------------------------------------------------------------------------------------
                                                                                        10,534,093
----------------------------------------------------------------------------------------------------
Broadcasting (2.9%)
 ....................................................................................................
                  14,300   AMFM, Inc. (NON)                                              1,118,975
 ....................................................................................................
                  18,500   CBS Corp. (NON)                                               1,182,844
 ....................................................................................................
                  11,800   Clear Channel Communications, Inc. (NON)                      1,053,150
 ....................................................................................................
                  25,300   Comcast Corp. Class A (NON)                                   1,279,231
----------------------------------------------------------------------------------------------------
                                                                                         4,634,200
----------------------------------------------------------------------------------------------------
Computer Equipment (0.8%)
 ....................................................................................................
                  13,900   Lexmark International Group, Inc.
                           Class A (NON)                                                 1,257,950
----------------------------------------------------------------------------------------------------
Computer Services (3.0%)
 ....................................................................................................
                  38,300   America Online, Inc. (NON)                                    2,889,256
 ....................................................................................................
                     700   CheckFree Holdings Corp.                                         73,150
 ....................................................................................................
                  28,600   Electronic Data Systems Corp.                                 1,914,413
----------------------------------------------------------------------------------------------------
                                                                                         4,876,819
----------------------------------------------------------------------------------------------------
Computer Software (6.7%)
 ....................................................................................................
                  29,100   Computer Associates International, Inc.                       2,035,181
 ....................................................................................................
                  52,700   Microsoft Corp. (NON)                                         6,152,725
 ....................................................................................................
                  91,500   Parametric Technology Corp. (NON)                             2,476,219
 ....................................................................................................
                     800   VERITAS Software Corp.                                          114,500
----------------------------------------------------------------------------------------------------
                                                                                        10,778,625
----------------------------------------------------------------------------------------------------
Computers (4.1%)
 ....................................................................................................
                  14,500   Apple Computer, Inc.                                          1,490,781
 ....................................................................................................
                  65,500   Dell Computer Corp. (NON)                                     3,340,500
 ....................................................................................................
                  23,900   Gateway, Inc. (NON)                                           1,722,294
----------------------------------------------------------------------------------------------------
                                                                                         6,553,575
----------------------------------------------------------------------------------------------------
Conglomerates (2.0%)
 ....................................................................................................
                  10,400   Corning, Inc.                                                 1,340,950
 ....................................................................................................
                  46,000   Tyco International, Ltd. (NON)                                1,788,250
----------------------------------------------------------------------------------------------------
                                                                                         3,129,200
----------------------------------------------------------------------------------------------------
Electric Utilities (0.7%)
 ....................................................................................................
                  41,400   Entergy Corp.                                                 1,066,050
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (9.5%)
 ....................................................................................................
                  15,600   Applied Materials, Inc. (NON)                                 1,976,325
 ....................................................................................................
                  39,900   General Electric Co.                                          6,174,525
 ....................................................................................................
                  22,100   Hewlett-Packard Co.                                           2,518,019
 ....................................................................................................
                  18,500   LSI Logic Corp. (NON)                                         1,248,750
 ....................................................................................................
                  22,300   Motorola, Inc.                                                3,283,675
----------------------------------------------------------------------------------------------------
                                                                                        15,201,294
----------------------------------------------------------------------------------------------------
Entertainment (1.7%)
 ....................................................................................................
                  15,200   Time Warner, Inc.                                             1,101,050
 ....................................................................................................
                  26,600   Viacom, Inc. Class B (NON)                                    1,607,638
----------------------------------------------------------------------------------------------------
                                                                                         2,708,688
----------------------------------------------------------------------------------------------------
Financial Services (5.3%)
 ....................................................................................................
                  36,700   Capital One Financial Corp. (NON)                             1,768,481
 ....................................................................................................
                  60,000   Citigroup, Inc. (NON)                                         3,333,750
 ....................................................................................................
                  35,400   Paine Webber Group, Inc.                                      1,373,963
 ....................................................................................................
                  21,500   Providian Financial Corp.                                     1,957,844
----------------------------------------------------------------------------------------------------
                                                                                         8,434,038
----------------------------------------------------------------------------------------------------
Food and Beverages (2.5%)
 ....................................................................................................
                  68,000   Coca-Cola Co.                                                 3,961,000
----------------------------------------------------------------------------------------------------
Health Care (0.8%)
 ....................................................................................................
                  28,400   Cardinal Health, Inc.                                         1,359,650
----------------------------------------------------------------------------------------------------
Insurance (1.4%)
 ....................................................................................................
                  29,800   American General Corp.                                        2,261,075
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (1.6%)
 ....................................................................................................
                  40,400   Baxter International, Inc.                                    2,537,625
----------------------------------------------------------------------------------------------------
Office Equipment (1.2%)
 ....................................................................................................
                  26,700   Avery Dennison Corp.                                          1,945,763
----------------------------------------------------------------------------------------------------
Oil and Gas (6.7%)
 ....................................................................................................
                  52,100   Baker Hughes, Inc.                                            1,097,356
 ....................................................................................................
                  29,400   Burlington Resources, Inc.                                      972,038
 ....................................................................................................
                  76,200   Conoco, Inc.                                                  1,885,950
 ....................................................................................................
                  56,500   El Paso Energy Corp.                                          2,192,906
 ....................................................................................................
                  33,546   Exxon Mobil Corp.                                             2,702,550
 ....................................................................................................
                  61,900   Williams Cos., Inc.                                           1,891,819
----------------------------------------------------------------------------------------------------
                                                                                        10,742,619
----------------------------------------------------------------------------------------------------
Packaging and Containers (2.0%)
 ....................................................................................................
                  20,900   Sealed Air Corp. (NON)                                        1,082,881
 ....................................................................................................
                  88,900   Smurfit-Stone Container Corp. (NON)                           2,178,050
----------------------------------------------------------------------------------------------------
                                                                                         3,260,931
----------------------------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (12.0%)
 ....................................................................................................
                  18,400   Genentech, Inc. (NON)                                         2,474,800
 ....................................................................................................
                  16,700   Immunex Corp. (NON)                                           1,828,650
 ....................................................................................................
                  39,100   Johnson & Johnson                                             3,641,188
 ....................................................................................................
                  10,200   Medimmune, Inc. (NON)                                         1,691,925
 ....................................................................................................
                  22,100   PE Corp.-PE Biosystems Group (NON)                            2,658,906
 ....................................................................................................
                  41,900   Pharmacia & Upjohn, Inc.                                      1,885,500
 ....................................................................................................
                  49,000   Schering-Plough Corp.                                         2,067,188
 ....................................................................................................
                  36,700   Warner-Lambert Co.                                            3,007,106
----------------------------------------------------------------------------------------------------
                                                                                        19,255,263
----------------------------------------------------------------------------------------------------
Railroads (0.7%)
 ....................................................................................................
                  45,100   Burlington Northern Santa Fe Corp.                            1,093,675
----------------------------------------------------------------------------------------------------
Retail (6.5%)
 ....................................................................................................
                  49,700   CVS Corp.                                                     1,984,894
 ....................................................................................................
                  35,800   Lowe's Cos., Inc.                                             2,139,050
 ....................................................................................................
                  91,300   Wal-Mart Stores, Inc.                                         6,311,113
----------------------------------------------------------------------------------------------------
                                                                                        10,435,057
----------------------------------------------------------------------------------------------------
Semiconductors (2.5%)
 ....................................................................................................
                  48,500   Intel Corp. (NON)                                             3,992,156
----------------------------------------------------------------------------------------------------
Telecommunications (5.6%)
 ....................................................................................................
                  20,300   ADC Telecommunications, Inc. (NON)                            1,473,019
 ....................................................................................................
                  10,500   Nokia Corp. ADR (Finland) (NON)                               1,995,000
 ....................................................................................................
                  25,700   Nortel Networks Corp. (Canada) (NON)                          2,595,700
 ....................................................................................................
                  16,800   QUALCOMM, Inc.                                                2,958,900
----------------------------------------------------------------------------------------------------
                                                                                         9,022,619
----------------------------------------------------------------------------------------------------
Telephone Services (8.0%)
 ....................................................................................................
                  69,100   AT&T Corp. (NON)                                              3,921,425
 ....................................................................................................
                  65,100   Bell Atlantic Corp.                                           4,007,719
 ....................................................................................................
                 101,500   SBC Communications, Inc.                                      4,948,125
----------------------------------------------------------------------------------------------------
                                                                                        12,877,269
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $135,811,401)                                        $157,052,509
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.8%) (a) (cost $2,884,000)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $2,884,000   Interest in $624,736,000 joint repurchase
                           agreement dated December 31, 1999
                           with S.B.C. Warburg, Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $2,884,661 for an effective
                           yield of 2.75%                                               $2,884,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $138,695,401) (b)                                    $159,936,509
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                           Aggregate            Expiration              Unrealized
                    Total Value           Face Value                  Date            Appreciation
 ....................................................................................................
S&P 500
Index (Long)           $742,100             $742,063                Mar-00                     $37
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS




Putnam VT Small Cap Fund
The fund's portfolio
December 31, 1999

Putnam VT Small Cap Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (96.1%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Aerospace and Defense (3.8%)
 ....................................................................................................
                   8,989   AAR Corp.                                                      $161,240
 ....................................................................................................
                   5,500   Aviall, Inc. (NON)                                               45,031
 ....................................................................................................
                   9,800   BE Aerospace, Inc. (NON)                                         82,688
 ....................................................................................................
                   5,113   Cordant Technologies Inc.                                       168,729
 ....................................................................................................
                  12,266   GenCorp. Inc. (NON)                                             121,127
 ....................................................................................................
                   3,700   Primex Technologies, Inc.                                        76,775
 ....................................................................................................
                   2,200   Triumph Group, Inc. (NON)                                        53,213
----------------------------------------------------------------------------------------------------
                                                                                           708,803
----------------------------------------------------------------------------------------------------
Agriculture (0.3%)
 ....................................................................................................
                   3,200   Delta & Pine Land Co.                                            55,600
----------------------------------------------------------------------------------------------------
Airlines (0.3%)
 ....................................................................................................
                   2,000   Midwest Express Holdings, Inc. (NON)                             63,750
----------------------------------------------------------------------------------------------------
Automotive (2.1%)
 ....................................................................................................
                   1,882   Borg-Warner Automotive, Inc.                                     76,221
 ....................................................................................................
                     950   Coachmen Industries, Inc.                                        14,369
 ....................................................................................................
                   3,800   Midas, Inc.                                                      83,125
 ....................................................................................................
                   4,100   Tower Automotive, Inc. (NON)                                     63,294
 ....................................................................................................
                   5,696   Wabash National Corp.                                            85,440
 ....................................................................................................
                   4,850   Wynn's International, Inc.                                       68,506
----------------------------------------------------------------------------------------------------
                                                                                           390,955
----------------------------------------------------------------------------------------------------
Banks (3.9%)
 ....................................................................................................
                   6,952   Bank United Corp. Class A                                       189,442
 ....................................................................................................
                   7,790   Centennial Bancorp (NON)                                         83,743
 ....................................................................................................
                   2,300   First Midwest Bancorp, Inc. (NON)                                60,950
 ....................................................................................................
                   3,317   Hudson United Bancorp (NON)                                      84,791
 ....................................................................................................
                   2,950   Imperial Bancorp. (NON)                                          71,169
 ....................................................................................................
                   3,577   Provident Bankshares Corp. (NON)                                 61,927
 ....................................................................................................
                   2,600   Soutwest Bancorporation of Texas, Inc. (NON)                     51,513
 ....................................................................................................
                  10,446   Sovereign Bancorp, Inc.                                          77,855
 ....................................................................................................
                   4,400   Sterling Bancshares, Inc.                                        49,225
----------------------------------------------------------------------------------------------------
                                                                                           730,615
----------------------------------------------------------------------------------------------------
Basic Industrial Products (7.3%)
 ....................................................................................................
                   2,440   Albany International Corp. (NON)                                 37,820
 ....................................................................................................
                   2,519   Applied Power Inc.                                               92,573
 ....................................................................................................
                   3,150   AptarGroup, Inc.                                                 79,144
 ....................................................................................................
                   1,300   Asyst Technologies, Inc. (NON)                                   85,231
 ....................................................................................................
                   2,400   Carlisle Companies Inc.                                          86,400
 ....................................................................................................
                  14,356   DT Industries, Inc. (NON)                                       113,054
 ....................................................................................................
                   5,150   Gardner Denver Inc. (NON)                                        85,941
 ....................................................................................................
                   5,585   Gerber Scientific, Inc.                                         122,521
 ....................................................................................................
                   3,303   Gleason Corp.                                                    76,795
 ....................................................................................................
                   4,850   JLK Direct Distribution, Inc. (NON)                              50,016
 ....................................................................................................
                   2,500   Kaydon Corp.                                                     67,031
 ....................................................................................................
                   4,900   Klockner Windsor India Ltd. (India) (NON)                        40,425
 ....................................................................................................
                   3,000   Lincoln Electric Holdings, Inc.                                  61,875
 ....................................................................................................
                   6,300   Material Sciences Corp. (NON)                                    64,181
 ....................................................................................................
                   7,000   Milacron Inc.                                                   107,625
 ....................................................................................................
                   2,500   Pentair, Inc.                                                    96,250
 ....................................................................................................
                   1,250   Roper Industries, Inc.                                           47,266
 ....................................................................................................
                   2,750   Westinghouse Air Brake Co.                                       48,813
----------------------------------------------------------------------------------------------------
                                                                                         1,362,961
----------------------------------------------------------------------------------------------------
Biotechnology (0.9%)
 ....................................................................................................
                   5,000   BEI Technologies, Inc.                                           76,250
 ....................................................................................................
                   3,314   Mentor Corp.                                                     85,543
----------------------------------------------------------------------------------------------------
                                                                                           161,793
----------------------------------------------------------------------------------------------------
Building and Construction (2.0%)
 ....................................................................................................
                   1,427   Ameron International Corp.                                       56,456
 ....................................................................................................
                  15,159   Apogee Enterprises, Inc.                                         76,742
 ....................................................................................................
                   9,069   Lennar Corp.                                                    147,371
 ....................................................................................................
                   2,000   Texas Industries, Inc.                                           85,125
----------------------------------------------------------------------------------------------------
                                                                                           365,694
----------------------------------------------------------------------------------------------------
Business Equipment and Services (4.4%)
 ....................................................................................................
                   3,564   ABM Industries Inc.                                              72,617
 ....................................................................................................
                   6,550   Airgas, Inc. (NON)                                               62,225
 ....................................................................................................
                   6,108   Bowne & Co.                                                      82,458
 ....................................................................................................
                   3,450   Cambridge Technology Partners, Inc. (NON)                        90,563
 ....................................................................................................
                   4,100   Falcon Products, Inc.                                            35,363
 ....................................................................................................
                   2,150   HON INDUSTRIES, Inc.                                             47,166
 ....................................................................................................
                   3,200   National Data Corp.                                             108,600
 ....................................................................................................
                   6,133   Per-Se Technologies, Inc. (NON)                                  51,556
 ....................................................................................................
                     900   RemedyTemp, Inc. (NON)                                           17,100
 ....................................................................................................
                   3,455   Standard Register Co. (The)                                      66,941
 ....................................................................................................
                   2,900   United Stationers Inc. (NON)                                     82,831
 ....................................................................................................
                  16,957   X-Rite, Inc.                                                    105,981
----------------------------------------------------------------------------------------------------
                                                                                           823,401
----------------------------------------------------------------------------------------------------
Chemicals (3.9%)
 ....................................................................................................
                   2,877   Cambrex Corp.                                                    99,077
 ....................................................................................................
                  10,446   CK Witco Corp.                                                  139,715
 ....................................................................................................
                   3,500   Ferro Corporation                                                77,000
 ....................................................................................................
                  15,914   Hanna (M.A.) Co.                                                174,059
 ....................................................................................................
                  10,800   Mississippi Chemical Corp.                                       66,825
 ....................................................................................................
                  21,866   Omnova Solutions Inc.                                           169,462
----------------------------------------------------------------------------------------------------
                                                                                           726,138
----------------------------------------------------------------------------------------------------
Computer Services and Software (6.9%)
 ....................................................................................................
                   5,524   Analysts International Corp.                                     69,050
 ....................................................................................................
                   3,100   Ciber, Inc. (NON)                                                85,250
 ....................................................................................................
                   6,198   Computer Task Group, Inc.                                        91,808
 ....................................................................................................
                   5,200   FileNET Corp. (NON)                                             132,600
 ....................................................................................................
                   1,400   Hyperion Solutions Corp. (NON)                                   60,900
 ....................................................................................................
                   5,000   JDA Software Group, Inc. (NON)                                   81,875
 ....................................................................................................
                   1,600   Keane, Inc. (NON)                                                50,800
 ....................................................................................................
                   7,950   Mentor Graphics Corp. (NON)                                     104,841
 ....................................................................................................
                  11,651   MTS Systems Corp.                                                90,295
 ....................................................................................................
                   4,600   Phoenix Technologies Ltd. (NON)                                  72,738
 ....................................................................................................
                     300   Policy Management Systems Corp. (NON)                             7,669
 ....................................................................................................
                   1,800   Project Software & Development, Inc. (NON)                       99,900
 ....................................................................................................
                  10,544   Telxon Corp.                                                    168,704
 ....................................................................................................
                  10,032   Wallace Computer Services, Inc.                                 166,782
----------------------------------------------------------------------------------------------------
                                                                                         1,283,212
----------------------------------------------------------------------------------------------------
Conglomerates (0.8%)
 ....................................................................................................
                   3,050   Aaron Rents, Inc.                                                54,138
 ....................................................................................................
                   2,703   Lancaster Colony Corp.                                           89,537
----------------------------------------------------------------------------------------------------
                                                                                           143,675
----------------------------------------------------------------------------------------------------
Consumer Durable Goods (0.9%)
 ....................................................................................................
                   1,650   Bassett Furniture Industries, Inc.                               26,400
 ....................................................................................................
                   5,603   CLARCOR, Inc.                                                   100,854
 ....................................................................................................
                   7,600   Racing Champions Corp. (NON)                                     33,725
----------------------------------------------------------------------------------------------------
                                                                                           160,979
----------------------------------------------------------------------------------------------------
Consumer Non Durables (1.4%)
 ....................................................................................................
                   3,650   Chattem, Inc. (NON)                                              69,350
 ....................................................................................................
                   1,977   True North Communications Inc.                                   88,347
 ....................................................................................................
                   2,700   Wesley Jessen VisionCare, Inc. (NON)                            102,263
----------------------------------------------------------------------------------------------------
                                                                                           259,960
----------------------------------------------------------------------------------------------------
Consumer Products (0.7%)
 ....................................................................................................
                   5,600   Helen of Troy Ltd. (NON)                                         40,600
 ....................................................................................................
                   5,150   Windmere-Durable Holdings, Inc. (NON)                            87,550
----------------------------------------------------------------------------------------------------
                                                                                           128,150
----------------------------------------------------------------------------------------------------
Consumer Services (0.8%)
 ....................................................................................................
                   2,600   ADVO, Inc. (NON)                                                 61,750
 ....................................................................................................
                   6,250   Marcus Corp. (The)                                               83,984
----------------------------------------------------------------------------------------------------
                                                                                           145,734
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (12.1%)
 ....................................................................................................
                   1,200   Alliant Techsystems, Inc. (NON)                                  74,775
 ....................................................................................................
                   1,845   Avnet, Inc.                                                     111,623
 ....................................................................................................
                   3,892   Belden Inc.                                                      81,732
 ....................................................................................................
                  17,211   BMC Industries, Inc.                                             83,904
 ....................................................................................................
                   2,200   DuPont Photomasks, Inc.                                         106,150
 ....................................................................................................
                   2,450   Etec Systems, Inc. (NON)                                        109,944
 ....................................................................................................
                  23,964   General Cable Corp.                                             181,228
 ....................................................................................................
                   5,630   Genrad, Inc . (NON)                                              90,784
 ....................................................................................................
                   1,650   Hadco Corp. (NON)                                                84,150
 ....................................................................................................
                  23,044   IFR Systems, Inc. (NON)                                         231,880
 ....................................................................................................
                   3,950   International Rectifier Corp. (NON)                             102,700
 ....................................................................................................
                   5,500   Intervoice-brite Inc. (NON)                                     127,875
 ....................................................................................................
                   1,000   KEMET Corp. (NON)                                                45,063
 ....................................................................................................
                   4,800   Kent Electronics Corp. (NON)                                    109,200
 ....................................................................................................
                   3,550   Littlelfuse, Inc. (NON)                                          86,143
 ....................................................................................................
                   4,950   Methode Electronics, Inc.                                       159,019
 ....................................................................................................
                   9,078   Pioneer-Standard Electronics, Inc.                              131,064
 ....................................................................................................
                  10,100   Recoton Corp. (NON)                                              90,900
 ....................................................................................................
                   4,000   Regal-Beloit Corp.                                               82,500
 ....................................................................................................
                   1,961   Tektronix, Inc.                                                  76,234
 ....................................................................................................
                   2,900   Vishay Intertechnology, Inc. (NON)                               91,713
----------------------------------------------------------------------------------------------------
                                                                                         2,258,581
----------------------------------------------------------------------------------------------------
Entertainment (0.7%)
 ....................................................................................................
                   4,000   Dover Downs Entertainment, Inc.                                  75,000
 ....................................................................................................
                   2,700   Station Casinos, Inc. (NON)                                      60,581
----------------------------------------------------------------------------------------------------
                                                                                           135,581
----------------------------------------------------------------------------------------------------
Environmental Control (0.4%)
 ....................................................................................................
                   6,550   Safety-Kleen Corp. (NON)                                         74,097
----------------------------------------------------------------------------------------------------
Food and Beverages (3.9%)
 ....................................................................................................
                   5,500   Earthgrains Co. (The)                                            88,688
 ....................................................................................................
                  10,500   International Multifoods Corp.                                  139,125
 ....................................................................................................
                   2,800   Michael Foods Inc.                                               68,950
 ....................................................................................................
                   2,400   Papa Johns International, Inc. (NON)                             62,550
 ....................................................................................................
                   2,100   Robert Mandavi Corp. (The) (NON)                                 72,975
 ....................................................................................................
                   4,100   Ruddick Corp.                                                    63,550
 ....................................................................................................
                   1,400   Smithfield Foods, Inc. (NON)                                     33,600
 ....................................................................................................
                  10,500   United Natural Foods Inc. (NON)                                 126,000
 ....................................................................................................
                   4,071   Universal Foods Corp.                                            82,947
----------------------------------------------------------------------------------------------------
                                                                                           738,385
----------------------------------------------------------------------------------------------------
Health Care (3.5%)
 ....................................................................................................
                   6,000   AmeriSource Health Corp. Class A (NON)                           91,125
 ....................................................................................................
                  10,550   Conventry Health Care Inc. (NON)                                 71,213
 ....................................................................................................
                   3,300   Diagnostic Products Corp.                                        80,850
 ....................................................................................................
                  14,900   Matria Healthcare, Inc. (NON)                                    61,463
 ....................................................................................................
                   2,250   Orthodontic Centers of America, Inc. (NON)                       26,859
 ....................................................................................................
                   7,600   Quorum Health Group, Inc. (NON)                                  70,775
 ....................................................................................................
                   3,900   Renal Care Group, Inc. (NON)                                     91,163
 ....................................................................................................
                  20,393   United Wisconsin Services                                        86,670
 ....................................................................................................
                  16,533   US Oncology, Inc. (NON)                                          81,632
----------------------------------------------------------------------------------------------------
                                                                                           661,750
----------------------------------------------------------------------------------------------------
Hospital Management and Medical Services (0.9%)
 ....................................................................................................
                   1,050   Shared Medical Systems Corp.                                     53,484
 ....................................................................................................
                   2,550   Trigon Healthcare, Inc. (NON)                                    75,225
 ....................................................................................................
                   1,100   Universal Health Services, Inc. (NON)                            39,600
----------------------------------------------------------------------------------------------------
                                                                                           168,309
----------------------------------------------------------------------------------------------------
Insurance and Finance (6.3%)
 ....................................................................................................
                   3,190   AMCORE Financial, Inc.                                           76,560
 ....................................................................................................
                   2,618   Amerus Life Holdings, Inc. Class A                               60,214
 ....................................................................................................
                   4,427   Berkley (W.R.) Corp.                                             92,414
 ....................................................................................................
                   2,000   City National Corp.                                              65,875
 ....................................................................................................
                   5,700   Commerce Group, Inc.                                            148,913
 ....................................................................................................
                   4,171   Commercial Federal Corp.                                         74,296
 ....................................................................................................
                   6,303   Ehhance Financial Services Group, Inc.                          102,424
 ....................................................................................................
                   3,050   FBL Financial Group, Inc.                                        61,000
 ....................................................................................................
                  15,990   Fremont General Corp.                                           117,926
 ....................................................................................................
                   4,400   Horace Mann Educators Corp.                                      86,350
 ....................................................................................................
                   5,406   Peoples Heritage Financial Group, Inc.                           81,428
 ....................................................................................................
                   3,800   Presidential Life Corp.                                          69,825
 ....................................................................................................
                   2,250   Waddell & Reed Financial, Inc.                                   61,031
 ....................................................................................................
                   3,350   Webster Financial Corp.                                          78,934
----------------------------------------------------------------------------------------------------
                                                                                         1,177,190
----------------------------------------------------------------------------------------------------
Manufacturing (0.4%)
 ....................................................................................................
                   2,500   Tennant Co.                                                      81,875
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (4.9%)
 ....................................................................................................
                   2,569   Arrow International, Inc.                                        74,501
 ....................................................................................................
                   2,139   Beckman Coulter, Inc.                                           108,822
 ....................................................................................................
                   3,400   Haemonetics Corp. (NON)                                          80,963
 ....................................................................................................
                   4,564   Invacare Corp.                                                   91,565
 ....................................................................................................
                   8,941   Meridian Diagnostics, Inc.                                       64,822
 ....................................................................................................
                  13,580   Omnicare, Inc.                                                  162,960
 ....................................................................................................
                  19,301   Owens & Minor, Inc.                                             172,503
 ....................................................................................................
                   5,600   PSS World Medical, Inc. (NON)                                    52,850
 ....................................................................................................
                   1,400   Varian Medical Systems, Inc. (NON)                               41,738
 ....................................................................................................
                   2,951   Vital Signs, Inc.                                                67,504
----------------------------------------------------------------------------------------------------
                                                                                           918,228
----------------------------------------------------------------------------------------------------
Metals and Mining (1.7%)
 ....................................................................................................
                   5,228   A. M. Castle & Co.                                               61,429
 ....................................................................................................
                   3,321   Carpenter Technology Corp.                                       91,120
 ....................................................................................................
                   3,450   Quanex Corp.                                                     87,975
 ....................................................................................................
                   3,100   Reliance Steel & Aluminum Co. (NON)                              72,656
----------------------------------------------------------------------------------------------------
                                                                                           313,180
----------------------------------------------------------------------------------------------------
Oil and Gas (5.0%)
 ....................................................................................................
                   4,600   Basin Exploratin, Inc. (NON)                                     81,075
 ....................................................................................................
                   2,550   Devon Energy Corp.                                               83,831
 ....................................................................................................
                   4,069   Helmerich & Payne, Inc.                                          88,755
 ....................................................................................................
                   4,600   National-Oilwell, Inc. (NON)                                     72,163
 ....................................................................................................
                   2,850   Newfield Exploration Co. (NON)                                   76,238
 ....................................................................................................
                  12,000   Newpark Resources, Inc. (NON)                                    73,500
 ....................................................................................................
                   3,800   Pride International, Inc. (NON)                                  55,575
 ....................................................................................................
                  23,800   Range Resources Corp. (NON)                                      75,863
 ....................................................................................................
                   3,896   St. Mary Land & Exploration Co.                                  96,426
 ....................................................................................................
                   4,311   Tidewater Inc.                                                  155,196
 ....................................................................................................
                   4,400   Tuboscope Inc. (NON)                                             69,850
----------------------------------------------------------------------------------------------------
                                                                                           928,472
----------------------------------------------------------------------------------------------------
Packaging and Containers (0.3%)
 ....................................................................................................
                   5,100   BWAY Corp. (NON)                                                 31,238
 ....................................................................................................
                   3,300   Ivex Packaging Corp. (NON)                                       33,000
----------------------------------------------------------------------------------------------------
                                                                                            64,238
----------------------------------------------------------------------------------------------------
Paper and Forest Products (0.9%)
 ....................................................................................................
                   3,500   Caraustar Industries, Inc.                                       84,000
 ....................................................................................................
                   6,451   Wausau-Mosinee Paper Corp.                                       75,396
----------------------------------------------------------------------------------------------------
                                                                                           159,396
----------------------------------------------------------------------------------------------------
Pharmaceuticals (0.6%)
 ....................................................................................................
                   7,450   Bindley Western Industries, Inc. (NON)                          112,216
----------------------------------------------------------------------------------------------------
Photography (0.4%)
 ....................................................................................................
                   3,650   Polaroid Corp.                                                   68,666
----------------------------------------------------------------------------------------------------
Publishing (0.5%)
 ....................................................................................................
                   1,950   McClatchy Co. (The)                                              84,338
----------------------------------------------------------------------------------------------------
Real Estate (0.4%)
 ....................................................................................................
                   3,387   LNR Property Corp.                                               67,317
----------------------------------------------------------------------------------------------------
Retail (7.0%)
 ....................................................................................................
                  12,362   Baker (J.), Inc.                                                 74,172
 ....................................................................................................
                  10,857   CBRL Group, Inc.                                                105,347
 ....................................................................................................
                   8,000   Claire's Stores, Inc.                                           179,000
 ....................................................................................................
                   3,450   Coldwater Creek Inc. (NON)                                       70,725
 ....................................................................................................
                   6,800   Gymboree Corp. (The) (NON)                                       38,250
 ....................................................................................................
                  13,994   Heilig-Meyers Co.                                                38,484
 ....................................................................................................
                  15,900   J. Jill Group Inc. (NON)                                         65,588
 ....................................................................................................
                   2,000   Lands' End, Inc. (NON)                                           69,500
 ....................................................................................................
                   6,150   Luby's, Inc.                                                     69,956
 ....................................................................................................
                  13,400   Maxim Group, Inc. (The) (NON)                                    72,025
 ....................................................................................................
                   6,500   MSC Industrial Direct Co., Inc. Class A (NON)                    86,125
 ....................................................................................................
                   5,990   Petco Animal Supplies, Inc. (NON)                                89,101
 ....................................................................................................
                  28,395   Pier 1 Imports, Inc.                                            181,018
 ....................................................................................................
                   4,350   Regis Corp. (NON)                                                82,106
 ....................................................................................................
                   8,733   Wolverine World Wide, Inc.                                       95,517
----------------------------------------------------------------------------------------------------
                                                                                         1,316,914
----------------------------------------------------------------------------------------------------
Specialty Consumer Products (0.4%)
 ....................................................................................................
                   3,755   Oneida Ltd.                                                      81,671
----------------------------------------------------------------------------------------------------
Telecommunications (3.8%)
 ....................................................................................................
                   1,200   ADTRAN, Inc. (NON)                                               61,725
 ....................................................................................................
                   2,321   C&D Technologies, Inc.                                           98,643
 ....................................................................................................
                   5,838   Communications Systems, Inc.                                     75,894
 ....................................................................................................
                   1,500   CT Communications, Inc.                                          84,000
 ....................................................................................................
                   6,300   Davox Corp. (NON)                                               123,638
 ....................................................................................................
                   2,850   Inter-Tel, Inc.                                                  71,250
 ....................................................................................................
                   5,150   Performance Technologies Inc. (NON)                              89,481
 ....................................................................................................
                   7,100   Superior TeleCom Inc. (NON)                                     109,606
----------------------------------------------------------------------------------------------------
                                                                                           714,237
----------------------------------------------------------------------------------------------------
Textiles (0.2%)
 ....................................................................................................
                   6,000   Culp, Inc.                                                       37,875
----------------------------------------------------------------------------------------------------
Transportation (1.0%)
 ....................................................................................................
                   3,987   Circle International Group, Inc.                                 88,711
 ....................................................................................................
                   2,100   GulfMark Offshore, Inc. (NON)                                    30,713
 ....................................................................................................
                   1,500   USFreightways Corp.                                              71,794
----------------------------------------------------------------------------------------------------
                                                                                           191,218
----------------------------------------------------------------------------------------------------
Utilities (0.4%)
 ....................................................................................................
                   4,900   AGL Resources, Inc.                                              83,300
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $17,523,754)                                          $17,948,454
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.5%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
                $605,000   Interest in $578,946,000 joint repurchase
                           agreement dated December 31, 1999
                           with Morgan (J.P.) & Co. Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $605,126 for an effective
                           yield of 2.50%                                                 $605,000
 ....................................................................................................
                 605,000   Interest in $520,132,000 joint repurchase
                           agreement dated December 31, 1999
                           with Morgan Stanley & Co. Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $605,125 for an effective
                           yield of 2.47%                                                  605,000
----------------------------------------------------------------------------------------------------
                           Total Short-Term Investments
                           (cost $1,210,000)                                            $1,210,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $18,733,754) (b)                                      $19,158,454
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS




Putnam VT Utilities Growth and Income Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (89.7%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Business Services (1.0%)
 ....................................................................................................
                 306,700   Convergys Corp. (NON)                                        $9,431,025
----------------------------------------------------------------------------------------------------
Cable Television (0.5%)
 ....................................................................................................
                  67,300   Adelphia Communications Corp. (NON)                           4,416,563
----------------------------------------------------------------------------------------------------
Cellular Communications (0.7%)
 ....................................................................................................
                 197,700   PT Indosat ADR (Indonesia)                                    4,275,263
 ....................................................................................................
                   7,100   Tele Celular Sul Participacoes S.A. (Brazil)                    225,425
 ....................................................................................................
                   1,340   Tele Leste Celular Participacoes
                           S.A. (Brazil)                                                    56,950
 ....................................................................................................
                   3,550   Tele Nordeste Celular Participacoes
                           S.A. ADR (Brazil)                                               179,275
 ....................................................................................................
                   1,340   Tele Norte Celular Participacoes S.A.
                           ADR (Brazil)                                                     57,536
 ....................................................................................................
                  14,300   Tele Sudeste Celular Participacoes
                           S.A. ADR (Brazil)                                               555,019
 ....................................................................................................
                   3,550   Telemig Celular Participacoes S.A.
                           ADR (Brazil)                                                    163,966
 ....................................................................................................
                  28,500   Telesp Celular Participacoes S.A. ADR
                           (Brazil)                                                      1,207,688
----------------------------------------------------------------------------------------------------
                                                                                         6,721,122
----------------------------------------------------------------------------------------------------
Combined Utilities (1.0%)
 ....................................................................................................
                 143,300   CH Energy Group, Inc.                                         4,728,900
 ....................................................................................................
                 258,700   LG&E Energy Corp.                                             4,511,081
----------------------------------------------------------------------------------------------------
                                                                                         9,239,981
----------------------------------------------------------------------------------------------------
Electric Utilities (34.0%)
 ....................................................................................................
                  86,900   Ameren Corp.                                                  2,845,975
 ....................................................................................................
                 100,000   Calpine Corp. (NON)                                           6,400,000
 ....................................................................................................
                 272,800   Carolina Power & Light Co.                                    8,303,350
 ....................................................................................................
                  57,100   Centrais Geradoras do Sul do Brasil
                           S.A. (Brazil)                                                    57,923
 ....................................................................................................
                  14,350   Chilectra S.A. 144A ADR (Chile)                                 287,000
 ....................................................................................................
                 371,000   CiNergy Corp.                                                 8,950,375
 ....................................................................................................
                  96,813   CMS Energy Corp.                                              3,019,355
 ....................................................................................................
                  71,088   Companhia Energetica de Minas Gerais
                           ADR (Brazil)                                                  1,563,936
 ....................................................................................................
                 187,800   Companhia Paranaense de Energia-Copel
                           ADR (Brazil)                                                  1,748,888
 ....................................................................................................
                 250,500   Conectiv, Inc.                                                4,211,531
 ....................................................................................................
                 174,300   Consolidated Edison, Inc.                                     6,013,350
 ....................................................................................................
                 263,400   Constellation Energy Group                                    7,638,600
 ....................................................................................................
                 386,600   Dominion Resources, Inc.                                     15,174,050
 ....................................................................................................
                 476,300   DPL, Inc.                                                     8,245,944
 ....................................................................................................
                 141,300   DQE, Inc.                                                     4,892,513
 ....................................................................................................
                 560,302   Duke Energy Corp.                                            28,085,138
 ....................................................................................................
                 472,800   Edison International                                         12,381,450
 ....................................................................................................
                  11,221   Eletropaulo Metropolitana S.A. (Brazil)                         727,767
 ....................................................................................................
                   9,910   Empresa Bandeirante de Energia
                           S.A. (Brazil) (NON)                                              60,427
 ....................................................................................................
                   9,910   Empresa Paulista de Transmissao de
                           Energia Electrica S.A. (Brazil)                                  71,139
 ....................................................................................................
                 496,100   Entergy Corp.                                                12,774,575
 ....................................................................................................
                 157,400   Florida Progress Corp.                                        6,659,988
 ....................................................................................................
                 215,200   FPL Group, Inc.                                               9,213,250
 ....................................................................................................
                 285,800   GPU, Inc.                                                     8,556,138
 ....................................................................................................
                  57,900   Hawaiian Electric Industries, Inc.                            1,671,863
 ....................................................................................................
                 360,300   Iberdola S.A. (Spain)                                         4,987,474
 ....................................................................................................
                 149,200   IPALCO Enterprises, Inc.                                      2,545,725
 ....................................................................................................
                 360,300   Korea Electric Power Corp. (South Korea)                     11,174,062
 ....................................................................................................
                   5,900   Light Participacoes S.A. (Brazil)                                17,334
 ....................................................................................................
                 286,800   New Century Energies, Inc.                                    8,711,550
 ....................................................................................................
                  75,600   New England Electric Systems, Inc.                            3,912,300
 ....................................................................................................
                 333,200   Northeast Utilities Co.                                       6,851,425
 ....................................................................................................
                 238,700   OGE Energy Corp.                                              4,535,300
 ....................................................................................................
                 232,000   PP&L Resources, Inc.                                          5,307,000
 ....................................................................................................
                 400,000   Pacific Gas & Electric Co.                                    8,200,000
 ....................................................................................................
                 170,900   Peco Energy Co.                                               5,938,775
 ....................................................................................................
                 152,200   Pinnacle West Capital Corp.                                   4,651,613
 ....................................................................................................
                 252,100   Potomac Electric Power Co.                                    5,782,544
 ....................................................................................................
                 161,880   Puget Sound Energy, Inc.                                      3,136,425
 ....................................................................................................
                 226,100   Scana Corp.                                                   6,076,438
 ....................................................................................................
               1,243,586   Scottish Power PLC (United Kingdom)                           9,421,689
 ....................................................................................................
                 378,280   Sierra Pacific Resources                                      6,548,973
 ....................................................................................................
                  81,300   Southern Co.                                                  1,910,550
 ....................................................................................................
                 261,800   Teco Energy, Inc.                                             4,859,663
 ....................................................................................................
                 527,900   Texas Utilities Co.                                          18,773,444
 ....................................................................................................
                 213,500   TNP Enterprises, Inc.                                         8,806,875
 ....................................................................................................
                 307,500   Unicom Corp.                                                 10,301,250
 ....................................................................................................
                 203,500   Union Electrica Fenosa S.A. (Spain)                           3,549,862
 ....................................................................................................
                  57,900   UniSource Energy Corp.                                          647,756
 ....................................................................................................
                 115,900   United Illuminating Co.                                       5,954,363
 ....................................................................................................
                 141,400   Utilicorp United, Inc.                                        2,748,463
 ....................................................................................................
                  40,000   Veba (Vereinigte Elektrizitaets
                           Bergwerks) AG (Germany) (NON)                                 1,941,580
 ....................................................................................................
                 430,100   Wisconsin Energy Corp.                                        8,279,425
----------------------------------------------------------------------------------------------------
                                                                                       325,126,383
----------------------------------------------------------------------------------------------------
Energy-Related (0.9%)
 ....................................................................................................
                   9,910   Empresa Metropolitana de Aguas
                           Energia S.A. (Brazil)                                            24,995
 ....................................................................................................
                 373,700   Energy East Corp.                                             7,777,631
 ....................................................................................................
               4,750,000   Shandong International Power
                           Development Co. Ltd. (China)                                    672,199
----------------------------------------------------------------------------------------------------
                                                                                         8,474,825
----------------------------------------------------------------------------------------------------
Entertainment (0.5%)
 ....................................................................................................
                  61,800   Time Warner, Inc.                                             4,476,638
----------------------------------------------------------------------------------------------------
Environmental Control (0.4%)
 ....................................................................................................
                 412,600   Azurix Corp. (NON)                                            3,687,613
----------------------------------------------------------------------------------------------------
Gas Pipelines (5.5%)
 ....................................................................................................
                 362,500   Coastal Corp.                                                12,846,094
 ....................................................................................................
                 307,800   Dynegy, Inc.                                                  7,483,388
 ....................................................................................................
                 374,000   Enron Corp.                                                  16,596,250
 ....................................................................................................
                 516,100   Williams Cos., Inc.                                          15,773,306
----------------------------------------------------------------------------------------------------
                                                                                        52,699,038
----------------------------------------------------------------------------------------------------
Gas Utilities (10.7%)
 ....................................................................................................
                 244,800   AGL Resources, Inc.                                           4,161,600
 ....................................................................................................
                 288,000   Atmos Energy Corp.                                            5,886,000
 ....................................................................................................
                 134,200   Cascade Natural Gas Corp.                                     2,163,975
 ....................................................................................................
                 172,700   Columbia Gas System, Inc.                                    10,923,275
 ....................................................................................................
                  89,100   Connecticut Energy Corp.                                      3,463,763
 ....................................................................................................
                 375,800   Energen Corp.                                                 6,787,888
 ....................................................................................................
                 139,200   Equitable Resources, Inc.                                     4,645,800
 ....................................................................................................
                  58,366   Indiana Energy, Inc.                                          1,035,997
 ....................................................................................................
                 245,200   KeySpan Corp.                                                 5,685,575
 ....................................................................................................
                 295,350   Kinder Morgan, Inc.                                           5,962,378
 ....................................................................................................
                  84,500   Laclede Gas Co.                                               1,827,313
 ....................................................................................................
                 204,900   National Fuel Gas Co.                                         9,527,850
 ....................................................................................................
                  43,700   New Jersey Resources Corp.                                    1,707,031
 ....................................................................................................
                 194,600   NICOR, Inc.                                                   6,324,500
 ....................................................................................................
                 288,200   Northwest Natural Gas Co.                                     6,322,388
 ....................................................................................................
                 146,800   NUI Corp.                                                     3,871,850
 ....................................................................................................
                 138,800   Peoples Energy Corp.                                          4,649,800
 ....................................................................................................
                 118,900   Piedmont Natural Gas Co., Inc.                                3,596,725
 ....................................................................................................
                  40,500   Providence Energy Corp.                                       1,503,563
 ....................................................................................................
                 150,300   Questar Corp.                                                 2,254,500
 ....................................................................................................
                  17,700   South Jersey Industries, Inc.                                   503,344
 ....................................................................................................
                 179,400   Transportadora de Gas del Sur
                           ADR (Argentina)                                               1,648,238
 ....................................................................................................
                 119,600   Washington Gas Light Co.                                      3,289,000
 ....................................................................................................
                 161,800   Westcoast Energy, Inc.                                        2,598,913
 ....................................................................................................
                  58,800   WICOR, Inc.                                                   1,716,225
 ....................................................................................................
                  19,920   Yankee Energy System, Inc.                                      875,235
----------------------------------------------------------------------------------------------------
                                                                                       102,932,726
----------------------------------------------------------------------------------------------------
Natural Gas (1.7%)
 ....................................................................................................
                 104,150   MCN Corp.                                                     2,473,563
 ....................................................................................................
                 200,100   ONEOK, Inc.                                                   5,027,513
 ....................................................................................................
                 518,855   Sempra Energy                                                 9,015,106
----------------------------------------------------------------------------------------------------
                                                                                        16,516,182
----------------------------------------------------------------------------------------------------
Oil and Gas (1.7%)
 ....................................................................................................
                 376,200   El Paso Energy Corp.                                         14,601,263
 ....................................................................................................
                  64,200   Southwest Gas Corp.                                           1,476,600
----------------------------------------------------------------------------------------------------
                                                                                        16,077,863
----------------------------------------------------------------------------------------------------
REITs (Real Estate Investment Trusts) (0.5%)
 ....................................................................................................
                 205,933   Equity Office Properties Trust                                5,071,100
----------------------------------------------------------------------------------------------------
Satellite Services (0.3%)
 ....................................................................................................
                 215,500   Hellenic Telecommunication
                           Organization S.A. GDR (Greece)                                2,572,531
----------------------------------------------------------------------------------------------------
Telecommunications (1.2%)
 ....................................................................................................
                 111,290   ALLTEL Corp.                                                  9,202,292
 ....................................................................................................
                  44,900   Global Crossing Ltd. (NON)                                    2,245,000
 ....................................................................................................
                  10,144   Williams Communications Group, Inc. (NON)                       293,542
----------------------------------------------------------------------------------------------------
                                                                                        11,740,834
----------------------------------------------------------------------------------------------------
Telephone Services (8.8%)
 ....................................................................................................
                  65,600   British Telecommunications PLC ADR
                           (United Kingdom)                                             15,612,800
 ....................................................................................................
                 156,700   Broadwing, Inc. (NON)                                         5,778,313
 ....................................................................................................
                  58,200   Philippine Long Distance Telephone Co.
                           ADR (Philippines)                                             1,505,925
 ....................................................................................................
                 138,132   PT Telekomunikasi Indonesia
                           ADR (Indonesia)                                               1,519,452
 ....................................................................................................
               1,054,242   SBC Communications, Inc.                                     51,394,298
 ....................................................................................................
                  40,000   Sonera Group OYJ GDR (Finland)                                2,738,332
 ....................................................................................................
                  23,733   Tele Centro Oeste Celular
                           Participacoes ADR (Brazil)                                      154,265
 ....................................................................................................
                  14,300   Tele Centro Sul Participacoes S.A.
                           ADR (Brazil)                                                  1,297,725
 ....................................................................................................
                 186,400   Telefonica del Peru S.A. ADR (Peru)                           2,493,100
 ....................................................................................................
                  71,400   Telesp Participacoes S.A. ADR (Brazil)                        1,744,838
----------------------------------------------------------------------------------------------------
                                                                                        84,239,048
----------------------------------------------------------------------------------------------------
Telephone Utilities (20.2%)
 ....................................................................................................
                 819,700   AT&T Corp.                                                   41,599,775
 ....................................................................................................
                 552,856   Bell Atlantic Corp.                                          34,035,198
 ....................................................................................................
                 604,000   BellSouth Corp.                                              28,274,750
 ....................................................................................................
                  59,700   Cable & Wireless PLC ADR
                           (United Kingdom)                                              3,160,369
 ....................................................................................................
                 242,800   GTE Corp.                                                    17,132,575
 ....................................................................................................
                 426,600   NiSource Inc.                                                 7,625,475
 ....................................................................................................
                 261,500   Portugal Telecom S.A. ADR (Portugal)                          2,843,813
 ....................................................................................................
                 531,100   Reliant Energy, Inc.                                         12,148,913
 ....................................................................................................
                 514,600   Sprint Corp.                                                 34,639,013
 ....................................................................................................
                  71,400   Telebras Co. ADR (Brazil)                                         1,592
 ....................................................................................................
                  58,200   Telecom Argentina S.A. ADR (Argentina)                        1,993,350
 ....................................................................................................
                  79,230   Telecom Corp. of New Zealand Ltd.
                           ADR (New Zealand)                                             3,050,355
 ....................................................................................................
                  11,900   Telefonica de Argentina S.A. ADR
                           (Argentina)                                                     367,413
 ....................................................................................................
                  93,500   U S West, Inc.                                                6,732,000
----------------------------------------------------------------------------------------------------
                                                                                       193,604,591
----------------------------------------------------------------------------------------------------
Water Utilities (0.1%)
 ....................................................................................................
                  61,100   American Water Works, Inc.                                    1,298,375
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $684,050,100)                                        $858,326,438
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (8.0%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
Combined Utilities (0.5%)
 ....................................................................................................
              $2,000,000   CILCORP, Inc. sr. notes 8.7s, 2009                           $2,016,320
 ....................................................................................................
               2,000,000   PG&E Gas Transmission Northwest
                           sr. notes 7.1s, 2005                                          1,960,620
 ....................................................................................................
               1,100,000   Public Service Electric & Gas Co.
                           1st mortgage 6 1/2s, 2000                                     1,100,011
----------------------------------------------------------------------------------------------------
                                                                                         5,076,951
----------------------------------------------------------------------------------------------------
Consumer Services (0.2%)
 ....................................................................................................
               1,500,000   Pennsylvania American Water Co. 144A
                           mtge. 7.8s, 2026                                              1,475,970
----------------------------------------------------------------------------------------------------
Electric Utilities (4.1%)
 ....................................................................................................
               2,000,000   Arizona Public Service Co. notes
                           6 1/4s, 2005                                                  1,876,920
 ....................................................................................................
                 800,000   Calpine Corp. sr. notes 7 3/4s, 2009                            745,280
 ....................................................................................................
               2,000,000   CiNergy Corp. deb. 6 1/8s, 2004                               1,882,820
 ....................................................................................................
               1,200,000   CMS Energy Corp. pass-through
                           certificates 7s, 2005                                         1,116,120
 ....................................................................................................
               2,375,000   Connecticut Light & Power Co.
                           1st mtge. Ser. C, 7 3/4s, 2002                                2,404,118
 ....................................................................................................
               1,000,000   Connecticut Light & Power Co.
                           1st mtge. Ser. D, 7 7/8s, 2024                                1,006,700
 ....................................................................................................
               2,000,000   Consolidated Edison, Inc. deb. 6.45s, 2007                    1,875,120
 ....................................................................................................
               1,420,077   Duquesne Light Co. deb. 8.7s, 2016                            1,486,111
 ....................................................................................................
               3,000,000   Hydro Quebec local government
                           guaranty Ser. HY, 8.4s, 2022 (Canada)                         3,182,670
 ....................................................................................................
               1,000,000   Kansas Gas & Electric deb. 8.29s, 2016                          967,310
 ....................................................................................................
                 305,000   Midland Funding II Corp. deb. Ser. A,
                           11 3/4s, 2005                                                   329,354
 ....................................................................................................
               3,000,000   Niagara Mohawk Power Corp. sr. notes
                           Ser. G, 7 3/4s, 2008                                          2,995,890
 ....................................................................................................
               1,500,000   Ohio Edison Co. 1st mtge. 8 1/4s, 2002                        1,534,590
 ....................................................................................................
               1,133,000   Otter Tail Power Co. 1st mtge.
                           7 1/4s, 2002                                                  1,141,101
 ....................................................................................................
               2,000,000   Public Service Co. of Colorado coll. trust
                           6 3/8s, 2005                                                  1,912,760
 ....................................................................................................
               1,500,000   Sierra Pacific Power Co. med. term
                           notes Ser. C, 6.82s, 2006                                     1,450,965
 ....................................................................................................
               2,750,000   Southern California Edison Co.
                           notes 6 1/2s, 2001                                            2,739,303
 ....................................................................................................
                 915,000   Southern Energy 144A sr. notes
                           7.9s, 2009                                                      891,549
 ....................................................................................................
               2,850,000   Teco Energy, Inc. notes 5.54s, 2001                           2,778,750
 ....................................................................................................
               1,000,000   Texas Utilities Co. secd. lease fac. bonds
                           7.46s, 2015                                                     973,620
 ....................................................................................................
               1,600,000   Texas Utilities Electric Capital
                           Trust V company guaranty 8.175s, 2037                         1,500,064
 ....................................................................................................
               2,000,000   Utilicorp United, Inc. sr. notes 8.2s, 2007                   2,012,740
 ....................................................................................................
               2,000,000   Western Resources, Inc. sr. notes
                           6 7/8s, 2004                                                  1,871,980
----------------------------------------------------------------------------------------------------
                                                                                        38,675,835
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (0.2%)
 ....................................................................................................
               2,000,000   Conectiv, Inc. notes Ser. A, 6.73s, 2006                      1,937,660
----------------------------------------------------------------------------------------------------
Energy-Related (0.3%)
 ....................................................................................................
               1,000,000   CalEnergy, Inc. sr. notes 7.63s, 2007                           984,970
 ....................................................................................................
               1,980,000   Edison Mission Energy 144A sr. notes
                           7.73s, 2009                                                   1,958,774
 ....................................................................................................
                 380,000   KN Capital Trust III company guaranty
                           7.63s, 2028                                                     321,556
----------------------------------------------------------------------------------------------------
                                                                                         3,265,300
----------------------------------------------------------------------------------------------------
Financial Services (0.6%)
 ....................................................................................................
                 671,702   Salton Sea Funding Corp. company
                           guaranty Ser. E, 8.3s, 2011                                     652,800
 ....................................................................................................
               2,660,000   Southern Investments Service Co.
                           sr. notes 6.8s, 2006 (United Kingdom)                         2,507,476
 ....................................................................................................
               3,000,000   Sprint Capital Corp. company guaranty
                           6.9s, 2019                                                    2,728,440
----------------------------------------------------------------------------------------------------
                                                                                         5,888,716
----------------------------------------------------------------------------------------------------
Oil and Gas (0.9%)
 ....................................................................................................
               2,980,000   Coastal Corp. deb. 6 1/2s, 2008                               2,749,050
 ....................................................................................................
               1,500,000   Columbia Gas System, Inc. notes
                           Ser. E, 7.32s, 2010                                           1,401,915
 ....................................................................................................
               1,020,000   El Paso Energy Corp. sr. notes
                           6 3/4s, 2009                                                    952,272
 ....................................................................................................
               1,000,000   KN Energy, Inc. sr. notes 6.45s, 2003                           972,070
 ....................................................................................................
               1,250,000   Louis Dreyfus Natural Gas notes
                           6 7/8s, 2007                                                  1,131,700
 ....................................................................................................
               1,500,000   Southwest Gas Corp. deb. 7 1/2s, 2006                         1,503,795
----------------------------------------------------------------------------------------------------
                                                                                         8,710,802
----------------------------------------------------------------------------------------------------
Telephone Services (0.5%)
 ....................................................................................................
               2,000,000   Century Telephone Enterprises, Inc.
                           deb. Ser. G, 6 7/8s, 2028                                     1,725,300
 ....................................................................................................
               3,200,000   U S West, Inc. notes 5 5/8s, 2008                             2,799,552
----------------------------------------------------------------------------------------------------
                                                                                         4,524,852
----------------------------------------------------------------------------------------------------
Telephone Utilities (0.4%)
 ....................................................................................................
               2,650,000   Bell Atlantic Corp. deb. 7 7/8s, 2029                         2,696,587
 ....................................................................................................
               1,250,000   WorldCom, Inc. notes 7 3/4s, 2007                             1,274,738
----------------------------------------------------------------------------------------------------
                                                                                         3,971,325
----------------------------------------------------------------------------------------------------
Utilities (0.3%)
 ....................................................................................................
               1,000,000   Australian Gas & Light Co.144A
                           sr. notes 6 3/8s, 2003 (Australia)                              953,910
 ....................................................................................................
               2,000,000   Public Service Co. of New Mexico sr.
                           notes Ser. A, 7.1s, 2005                                      1,925,260
----------------------------------------------------------------------------------------------------
                                                                                         2,879,170
----------------------------------------------------------------------------------------------------
                           Total Corporate Bonds and Notes
                           (cost $80,671,452)                                          $76,406,581
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.9%) (a)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
U.S. Treasury Obligations (0.9%)
 ....................................................................................................
                           U.S. Treasury Bonds
 ....................................................................................................
                $965,000     6 1/8s, November 15, 2027                                    $898,048
 ....................................................................................................
               1,830,000     5 1/4s, November 15, 2028                                   1,507,463
 ....................................................................................................
                           U.S. Treasury Notes
 ....................................................................................................
                 810,000     6 1/4s, June 30, 2002                                         809,490
 ....................................................................................................
               2,745,000     6s, August 15, 2004                                         2,702,096
 ....................................................................................................
               2,887,000     5 1/2s, May 15, 2009                                        2,689,876
----------------------------------------------------------------------------------------------------
                           Total U.S. Government and
                           Agency Obligations
                           (cost $8,959,423)                                            $8,606,973
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.7%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
                 110,000   Bankers Trust New York Corp. Ser. Q,
                           $1.269 Adjustable Rate Preferred (CUS)                       $2,585,000
 ....................................................................................................
                   1,500   Centaur Funding Corp 144A $9.08 pfd.
                           (Cayman Islands)                                              1,512,505
 ....................................................................................................
                  55,000   Niagara Mohawk Power $3.45 pfd.                               2,750,000
----------------------------------------------------------------------------------------------------
                           Total Preferred Stocks
                           (cost $7,000,000)                                            $6,847,505
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.4%) (a) (cost $3,678,000)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
              $3,678,000   Interest in $624,736,000 joint repurchase
                           agreement dated December 31, 1999
                           with S.B.C. Warburg, Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $3,678,843 for an effective
                           yield of 2.75%                                               $3,678,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $784,358,975) (b)                                    $953,865,497
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS





Putnam VT Vista Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (96.5%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Advertising (7.0%)
 ....................................................................................................
                  34,100   DoubleClick, Inc. (NON)                                      $8,629,431
 ....................................................................................................
                 110,700   Interpublic Group Cos., Inc. (NON)                            6,386,006
 ....................................................................................................
                  72,300   Omnicom Group, Inc.                                           7,230,000
 ....................................................................................................
                  39,900   TMP Worldwide, Inc. (NON)                                     5,665,800
 ....................................................................................................
                  82,100   Valassis Communications, Inc. (NON)                           3,468,725
 ....................................................................................................
                 134,200   Young & Rubicam, Inc.                                         9,494,650
----------------------------------------------------------------------------------------------------
                                                                                        40,874,612
----------------------------------------------------------------------------------------------------
Banks (1.6%)
 ....................................................................................................
                 107,900   Greenpoint Finanacial Corp.                                   2,569,369
 ....................................................................................................
                   6,127   M & T Bank Corp.                                              2,538,110
 ....................................................................................................
                  73,700   Zions Bancorp                                                 4,362,119
----------------------------------------------------------------------------------------------------
                                                                                         9,469,598
----------------------------------------------------------------------------------------------------
Basic Industrial Products (1.1%)
 ....................................................................................................
                  90,100   Danaher Corp.                                                 4,347,325
 ....................................................................................................
                  36,900   Waters Corp. (NON)                                            1,955,700
----------------------------------------------------------------------------------------------------
                                                                                         6,303,025
----------------------------------------------------------------------------------------------------
Broadcasting (2.7%)
 ....................................................................................................
                  41,100   Radio One, Inc. (NON)                                         3,781,200
 ....................................................................................................
                 175,000   Spanish Broadcasting System, Inc.
                           Class A (NON)                                                 7,043,750
 ....................................................................................................
                  48,800   Univision Communications, Inc. Class A (NON)                  4,986,750
----------------------------------------------------------------------------------------------------
                                                                                        15,811,700
----------------------------------------------------------------------------------------------------
Chemicals (2.1%)
 ....................................................................................................
                 118,057   Ecolab, Inc.                                                  4,618,980
 ....................................................................................................
                  87,800   Praxair, Inc.                                                 4,417,438
 ....................................................................................................
                  55,800   Sealed Air Corp. (NON)                                        2,891,138
----------------------------------------------------------------------------------------------------
                                                                                        11,927,556
----------------------------------------------------------------------------------------------------
Computer Equipment (3.4%)
 ....................................................................................................
                  83,100   Lexmark International Group, Inc.
                           Class A                                                       7,520,550
 ....................................................................................................
                 191,500   Symbol Technologies, Inc. (NON)                              12,172,219
----------------------------------------------------------------------------------------------------
                                                                                        19,692,769
----------------------------------------------------------------------------------------------------
Computer Services (11.2%)
 ....................................................................................................
                  18,100   CheckFree Holdings Corp. (NON)                                1,891,450
 ....................................................................................................
                  46,500   CMG Information Services, Inc. (NON)                         12,874,688
 ....................................................................................................
                  67,100   Computer Sciences Corp. (NON)                                 6,349,338
 ....................................................................................................
                  99,560   Comverse Technology, Inc. (NON)                              14,411,310
 ....................................................................................................
                 174,100   Convergys Corp. (NON)                                         5,353,575
 ....................................................................................................
                 155,000   Fiserv, Inc. (NON)                                            5,938,438
 ....................................................................................................
                  78,000   IMS, Health Inc. (NON)                                        2,120,625
 ....................................................................................................
                  85,000   VeriSign, Inc.                                               16,229,688
----------------------------------------------------------------------------------------------------
                                                                                        65,169,112
----------------------------------------------------------------------------------------------------
Computer Software (12.9%)
 ....................................................................................................
                  96,700   BEA Systems, Inc. (NON)                                       6,762,956
 ....................................................................................................
                  32,300   I2 Technologies, Inc. (NON)                                   6,298,500
 ....................................................................................................
                 109,300   Intuit, Inc. (NON)                                            6,551,169
 ....................................................................................................
                  42,700   Legato Systems, Inc. (NON)                                    2,938,294
 ....................................................................................................
                  61,500   Macromedia, Inc. (NON)                                        4,497,188
 ....................................................................................................
                  45,500   Peregrine Systems, Inc. (NON)                                 3,830,531
 ....................................................................................................
                  23,500   Phone.com, Inc. (NON)                                         2,724,531
 ....................................................................................................
                 171,800   Rational Software Corp. (NON)                                 8,439,675
 ....................................................................................................
                 119,300   Siebel Systems, Inc. (NON)                                   10,021,200
 ....................................................................................................
                 157,149   VERITAS Software Corp. (NON) (SEG)                           22,491,951
----------------------------------------------------------------------------------------------------
                                                                                        74,555,995
----------------------------------------------------------------------------------------------------
Computers (2.1%)
 ....................................................................................................
                  53,000   Apple Computer, Inc. (NON)                                    5,449,063
 ....................................................................................................
                  96,700   Gateway, Inc.                                                 6,968,444
----------------------------------------------------------------------------------------------------
                                                                                        12,417,507
----------------------------------------------------------------------------------------------------
Consumer Durable Goods (1.2%)
 ....................................................................................................
                 189,100   Furniture Brands International, Inc. (NON)                    4,160,200
 ....................................................................................................
                  48,100   Harley-Davidson, Inc.                                         3,081,406
----------------------------------------------------------------------------------------------------
                                                                                         7,241,606
----------------------------------------------------------------------------------------------------
Cosmetics (1.2%)
 ....................................................................................................
                 132,800   Estee Lauder Cos. Class A (NON)                               6,698,100
----------------------------------------------------------------------------------------------------
Electric Utilities (1.8%)
 ....................................................................................................
                 130,800   Calpine Corp. (NON)                                           8,371,200
 ....................................................................................................
                  54,000   Florida Progress Corp.                                        2,284,875
----------------------------------------------------------------------------------------------------
                                                                                        10,656,075
----------------------------------------------------------------------------------------------------
Electronics (4.0%)
 ....................................................................................................
                  63,300   DII Group, Inc., (The) (NON)                                  4,492,322
 ....................................................................................................
                 150,600   Jabil Circuit, Inc.                                          10,993,800
 ....................................................................................................
                  34,800   Sanmina Corp. (NON)                                           3,475,650
 ....................................................................................................
                  48,300   SCI Systems, Inc. (NON)                                       3,969,656
----------------------------------------------------------------------------------------------------
                                                                                        22,931,428
----------------------------------------------------------------------------------------------------
Entertainment (1.3%)
 ....................................................................................................
                 246,100   Harrah's Entertainment, Inc. (NON)                            6,506,269
 ....................................................................................................
                  53,800   World Wrestling Federation
                           Entertainment, Inc. (NON)                                       928,050
----------------------------------------------------------------------------------------------------
                                                                                         7,434,319
----------------------------------------------------------------------------------------------------
Financial Services (0.5%)
 ....................................................................................................
                  84,500   Finova Group, Inc.                                            2,999,750
----------------------------------------------------------------------------------------------------
Food and Beverages (0.8%)
 ....................................................................................................
                 275,500   U.S. Foodservice (NON)                                        4,614,625
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (2.2%)
 ....................................................................................................
                  92,200   PE Corp.-PE Biosystems Group (NON)                           11,092,813
 ....................................................................................................
                  37,500   VISX, Inc. (NON)                                              1,940,625
----------------------------------------------------------------------------------------------------
                                                                                        13,033,438
----------------------------------------------------------------------------------------------------
Networking Equipment (1.8%)
 ....................................................................................................
                 124,800   Network Appliance, Inc. (NON)                                10,366,200
----------------------------------------------------------------------------------------------------
Oil and Gas (1.9%)
 ....................................................................................................
                  66,200   Burlington Resources, Inc.                                    2,188,738
 ....................................................................................................
                  60,100   Cooper Cameron Corp. (NON)                                    2,941,144
 ....................................................................................................
                  53,000   Murphy Oil Corp.                                              3,040,875
 ....................................................................................................
                  57,300   Smith International, Inc. (NON)                               2,847,094
----------------------------------------------------------------------------------------------------
                                                                                        11,017,851
----------------------------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (4.6%)
 ....................................................................................................
                  89,200   Allergan, Inc. (NON)                                          4,437,700
 ....................................................................................................
                 105,200   IDEXX Laboratories, Inc. (NON)                                1,696,350
 ....................................................................................................
                  95,000   Immunex Corp. (NON)                                          10,402,500
 ....................................................................................................
                  60,500   Medimmune, Inc. (NON)                                        10,035,438
----------------------------------------------------------------------------------------------------
                                                                                        26,571,988
----------------------------------------------------------------------------------------------------
Recreation (0.9%)
 ....................................................................................................
                 104,600   Royal Caribbean Cruises, Ltd.                                 5,158,088
----------------------------------------------------------------------------------------------------
Restaurants (0.6%)
 ....................................................................................................
                 188,200   Darden Restaurants, Inc.                                      3,411,125
----------------------------------------------------------------------------------------------------
Retail (8.0%)
 ....................................................................................................
                 132,800   Abercrombie & Fitch Co. Class A (NON)                         3,544,100
 ....................................................................................................
                  98,100   Ann Taylor Stores Corp. (NON)                                 3,378,319
 ....................................................................................................
                 180,900   BJ's Wholesale Club, Inc. (NON)                               6,602,850
 ....................................................................................................
                 171,800   Circuit City Stores, Inc. (NON)                               7,741,738
 ....................................................................................................
                 231,400   Family Dollar Stores, Inc.                                    3,774,713
 ....................................................................................................
                  63,800   Kohls Corp. (NON)                                             4,605,563
 ....................................................................................................
                 173,600   Linens 'N Things, Inc. (NON)                                  5,142,900
 ....................................................................................................
                 130,500   Tandy Corp. (NON)                                             6,418,969
 ....................................................................................................
                  61,000   Tiffany & Co. (NON)                                           5,444,250
----------------------------------------------------------------------------------------------------
                                                                                        46,653,402
----------------------------------------------------------------------------------------------------
Semiconductors (11.9%)
 ....................................................................................................
                  98,500   Altera Corp. (NON)                                            4,881,906
 ....................................................................................................
                 135,200   Analog Devices, Inc. (NON)                                   12,573,600
 ....................................................................................................
                  67,100   Conexant Systems, Inc. (NON)                                  4,453,763
 ....................................................................................................
                  32,800   LAM Research Corp. (NON)                                      3,659,250
 ....................................................................................................
                  26,500   Linear Technology Corp. (NON)                                 1,896,406
 ....................................................................................................
                  90,600   LSI Logic Corp. (NON)                                         6,115,500
 ....................................................................................................
                 225,900   Maxim Integrated Products, Inc. (NON)                        10,659,656
 ....................................................................................................
                  39,500   PMC - Sierra, Inc. (NON)                                      6,332,344
 ....................................................................................................
                  17,200   Sawtek, Inc. (NON)                                            1,144,875
 ....................................................................................................
                 103,200   Teradyne, Inc. (NON)                                          6,811,200
 ....................................................................................................
                  89,200   Vitesse Semiconductor Corp.                                   4,677,425
 ....................................................................................................
                 124,800   Xilinx, Inc. (NON)                                            5,674,500
----------------------------------------------------------------------------------------------------
                                                                                        68,880,425
----------------------------------------------------------------------------------------------------
Telecommunications Equipment (5.1%)
 ....................................................................................................
                  92,400   ADC Telecommunications, Inc. (NON)                            6,704,775
 ....................................................................................................
                  22,600   CIENA Corp. (NON)                                             1,299,500
 ....................................................................................................
                  43,500   E-Tek Dynamics, Inc. (NON)                                    5,856,188
 ....................................................................................................
                  79,800   JDS Uniphase Corp. (NON)                                     12,872,738
 ....................................................................................................
                   7,463   Juniper Networks, Inc. (NON)                                  2,537,420
----------------------------------------------------------------------------------------------------
                                                                                        29,270,621
----------------------------------------------------------------------------------------------------
Telephone Services (3.6%)
 ....................................................................................................
                  68,500   Allegiance Telecom, Inc. (NON)                                6,319,125
 ....................................................................................................
                 100,900   McLeod, Inc. Class A (NON)                                    5,940,488
 ....................................................................................................
                  45,500   NTL, Inc. (NON)                                               5,676,125
 ....................................................................................................
                  24,900   Telephone and Data Systems, Inc.                              3,137,400
----------------------------------------------------------------------------------------------------
                                                                                        21,073,138
----------------------------------------------------------------------------------------------------
Textiles (0.1%)
 ....................................................................................................
                  19,400   Westpoint Stevens, Inc.                                         339,500
----------------------------------------------------------------------------------------------------
Wireless Communications (0.9%)
 ....................................................................................................
                  42,700   Omnipoint Corp. (NON)                                         5,150,677
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $358,872,219)                                        $559,724,230
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.7%) (a) (cost $27,188,000)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $27,188,000   Interest in $520,132,000 joint repurchase
                           agreement dated December 31, 1999
                           with Morgan Stanley & Co., Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $27,193,596 for an effective
                           yield of 2.47%                                              $27,188,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $386,060,219) (b)                                    $586,912,230
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                           Aggregate           Expiration               Unrealized
                     Total Value          Face Value                 Date             Appreciation
 ....................................................................................................
S&P 500 Index
(Long)               $13,357,800         $13,101,807               Mar-00                 $255,993
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS





Putnam VT Voyager Fund

The fund's portfolio
December 31, 1999
COMMON STOCKS (98.8%) (a)
----------------------------------------------------------------------------------------------------
Number of Shares                                                                               Value
 ....................................................................................................
Advertising (1.2%)
 ....................................................................................................
                 424,303   Lamar Advertising Co. (NON)                                 $25,696,850
 ....................................................................................................
                 700,600   Omnicom Group, Inc.                                          70,060,000
 ....................................................................................................
                 122,000   TMP Worldwide Inc. (NON)                                     17,324,000
----------------------------------------------------------------------------------------------------
                                                                                       113,080,850
----------------------------------------------------------------------------------------------------
Airlines (0.1%)
 ....................................................................................................
                 160,000   Ryanair Holdings, PLC ADR (Ireland) (NON)                     8,820,000
----------------------------------------------------------------------------------------------------
Apparel (0.4%)
 ....................................................................................................
                 690,850   Nike, Inc.                                                   34,240,253
----------------------------------------------------------------------------------------------------
Banks (2.3%)
 ....................................................................................................
               1,405,900   Fifth Third Bancorp                                         103,157,913
 ....................................................................................................
               3,178,070   Firstar Corp.                                                67,136,729
 ....................................................................................................
                 236,400   Northern Trust Corp.                                         12,529,200
 ....................................................................................................
                 315,850   SunTrust Banks, Inc.                                         21,734,428
 ....................................................................................................
                 156,300   Zions Bancorp                                                 9,251,006
----------------------------------------------------------------------------------------------------
                                                                                       213,809,276
----------------------------------------------------------------------------------------------------
Broadcasting (9.0%)
 ....................................................................................................
               1,550,828   AMFM, Inc. (NON)                                            121,352,291
 ....................................................................................................
               4,305,875   CBS Corp. (NON)                                             275,306,883
 ....................................................................................................
                 202,700   Citadel Communications Corp. (NON)                           13,150,163
 ....................................................................................................
               1,489,470   Clear Channel Communications, Inc. (NON) (SEG)              132,935,198
 ....................................................................................................
                 389,600   Echostar Communications Corp.
                           Class A (NON)                                                37,986,000
 ....................................................................................................
                 351,800   Entercom Communications Corp. (NON)                          23,218,800
 ....................................................................................................
                 258,505   Hispanic Broadcasting Corp. (NON)                            23,839,008
 ....................................................................................................
               3,863,872   Infinity Broadcasting Corp. Class A (NON)                   139,823,841
 ....................................................................................................
                 360,300   Univision Communications Inc. Class A (NON)                  36,818,156
 ....................................................................................................
                 460,283   Westwood One, Inc. (NON)                                     34,981,508
----------------------------------------------------------------------------------------------------
                                                                                       839,411,848
----------------------------------------------------------------------------------------------------
Business Equipment and Services (1.4%)
 ....................................................................................................
               2,065,000   Cendant Corp. (NON)                                          54,851,563
 ....................................................................................................
                 726,950   Cintas Corp.                                                 38,619,219
 ....................................................................................................
                 596,400   Convergys Corp. (NON)                                        18,339,300
 ....................................................................................................
                 757,700   Serco Group PLC (United Kingdom) (NON)                       23,610,740
----------------------------------------------------------------------------------------------------
                                                                                       135,420,822
----------------------------------------------------------------------------------------------------
Cable Television (1.0%)
 ....................................................................................................
                 433,300   Adelphia Communications Corp.                                28,435,313
 ....................................................................................................
                 445,750   Comcast Corp. Class A                                        22,538,234
 ....................................................................................................
                 721,750   USA Networks, Inc. (NON)                                     39,876,688
----------------------------------------------------------------------------------------------------
                                                                                        90,850,235
----------------------------------------------------------------------------------------------------
Chemicals (0.3%)
 ....................................................................................................
                 214,000   du Pont (E.I.) de Nemours & Co., Ltd.                        14,097,250
 ....................................................................................................
                 217,700   Praxair, Inc.                                                10,953,031
----------------------------------------------------------------------------------------------------
                                                                                        25,050,281
----------------------------------------------------------------------------------------------------
Computer Equipment (0.9%)
 ....................................................................................................
                 100,400   Lexmark International Group, Inc.
                           Class A (NON)                                                 9,086,200
 ....................................................................................................
                 228,000   PMC-Sierra, Inc. (NON)                                       36,551,250
 ....................................................................................................
                 518,600   Sun Microsystems, Inc. (NON)                                 40,159,088
----------------------------------------------------------------------------------------------------
                                                                                        85,796,538
----------------------------------------------------------------------------------------------------
Computer Services (6.2%)
 ....................................................................................................
                 411,300   America Online, Inc. (NON)                                   31,027,444
 ....................................................................................................
                  34,000   Brocade Communications Systems (NON)                          6,018,000
 ....................................................................................................
                 653,188   Capita Group PLC (United Kingdom) (NON)                      11,870,549
 ....................................................................................................
                 163,800   CheckFree Holdings Corp. (NON)                               17,117,100
 ....................................................................................................
                 292,850   CMG Information Services, Inc. (NON)                         81,082,844
 ....................................................................................................
                 149,000   CNET, Inc. (NON)                                              8,455,750
 ....................................................................................................
                 321,400   Comverse Technology, Inc. (NON)                              46,522,650
 ....................................................................................................
                 424,850   Covad Communications Group 144A (NON)                        23,765,047
 ....................................................................................................
                 180,647   DoubleClick, Inc. (NON)                                      45,714,981
 ....................................................................................................
                 430,700   Electronic Data Systems Corp.                                28,829,981
 ....................................................................................................
                 546,100   IMS Health Inc. (NON)                                        14,847,094
 ....................................................................................................
                 163,300   InfoSpace.com, Inc. (NON)                                    34,946,200
 ....................................................................................................
                 969,965   Misys PLC (United Kingdom) (NON)                             15,120,406
 ....................................................................................................
                 140,600   RealNetworks, Inc. (NON)                                     16,915,938
 ....................................................................................................
                 176,000   USWeb Corp. (NON)                                             7,821,000
 ....................................................................................................
                 221,300   Verio Inc. (NON)                                             10,221,294
 ....................................................................................................
                 473,300   VeriSign, Inc. (NON)                                         90,370,719
 ....................................................................................................
                  33,900   Viant Corp. (NON)                                             3,356,100
 ....................................................................................................
                 344,300   Whittman-Hart, Inc. (NON)                                    18,463,088
 ....................................................................................................
                 148,950   Yahoo! Inc. (NON)                                            64,448,803
----------------------------------------------------------------------------------------------------
                                                                                       576,914,988
----------------------------------------------------------------------------------------------------
Computer Software (13.6%)
 ....................................................................................................
                  60,850   Agile Software Corp. (NON)                                   13,218,712
 ....................................................................................................
                 357,400   BMC Software, Inc. (NON)                                     28,569,663
 ....................................................................................................
                 258,000   BroadVision, Inc. (NON)                                      43,876,125
 ....................................................................................................
               1,071,400   Computer Associates International, Inc.                      74,931,038
 ....................................................................................................
                 739,277   Electronic Arts, Inc. (NON)                                  62,099,268
 ....................................................................................................
                 178,310   I2 Technologies, Inc. (NON)                                  34,770,450
 ....................................................................................................
                 988,954   Intuit, Inc. (NON)                                           59,275,430
 ....................................................................................................
                 512,802   Lycos, Inc. (NON)                                            40,799,809
 ....................................................................................................
                 118,000   Macromedia, Inc. (NON)                                        8,628,750
 ....................................................................................................
               1,920,650   Microsoft Corp. (NON) (SEG)                                 224,235,888
 ....................................................................................................
                   4,800   OpenTV Corp. (NON)                                              385,200
 ....................................................................................................
               1,858,500   Oracle Corp. (NON)                                          208,268,156
 ....................................................................................................
               2,848,143   Parametric Technology Corp. (NON)                            77,077,870
 ....................................................................................................
                 129,900   Phone.com, Inc. (NON)                                        15,060,281
 ....................................................................................................
                 228,500   Portal Software, Inc. (NON)                                  23,506,938
 ....................................................................................................
                 290,000   Rational Software Corp. (NON)                                14,246,250
 ....................................................................................................
                  61,578   SAP AG (Germany)                                             30,292,312
 ....................................................................................................
                 300,000   Sapient Corp. (NON)                                          42,281,250
 ....................................................................................................
                  47,000   Silknet Software, Inc. (NON)                                  7,790,250
 ....................................................................................................
                  97,200   Softbank Corp. (Japan)                                       93,033,470
 ....................................................................................................
                 478,162   Synopsys, Inc. (NON)                                         31,917,314
 ....................................................................................................
                   7,400   VA Linux Systems, Inc. (NON)                                  1,529,025
 ....................................................................................................
                 679,300   VERITAS Software Corp. (NON)                                 97,224,813
 ....................................................................................................
                 212,000   Vignette Corp. (NON)                                         34,556,000
----------------------------------------------------------------------------------------------------
                                                                                      1,267,574,26
----------------------------------------------------------------------------------------------------
Computers (0.9%)
 ....................................................................................................
                  88,600   Apple Computer, Inc. (NON)                                    9,109,188
 ....................................................................................................
                 802,450   Dell Computer Corp. (NON)                                    40,924,950
 ....................................................................................................
                 448,200   Gateway, Inc.                                                32,298,413
----------------------------------------------------------------------------------------------------
                                                                                        82,332,551
----------------------------------------------------------------------------------------------------
Conglomerates (1.8%)
 ....................................................................................................
                 448,200   Corning Inc.                                                 57,789,788
 ....................................................................................................
                 295,900   Minnesota Mining & Manufacturing Co.                         28,961,213
 ....................................................................................................
               2,152,900   Tyco International Ltd.                                      83,693,988
----------------------------------------------------------------------------------------------------
                                                                                       170,444,989
----------------------------------------------------------------------------------------------------
Consumer Products (0.2%)
 ....................................................................................................
                 329,600   Kimberly-Clark Corp.                                         21,506,400
----------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
 ....................................................................................................
                 166,880   SportsLine USA, Inc. (NON)                                    8,364,860
 ....................................................................................................
                  88,600   Stamps.com Inc. (NON)                                         3,687,975
----------------------------------------------------------------------------------------------------
                                                                                        12,052,835
----------------------------------------------------------------------------------------------------
Cosmetics (--%)
 ....................................................................................................
                  53,702   ThermoLase Corp. (NON)                                          107,404
----------------------------------------------------------------------------------------------------
Electric Utilities (0.1%)
 ....................................................................................................
                  83,400   Calpine Corp. (NON)                                           5,337,600
----------------------------------------------------------------------------------------------------
Electronic Components (2.9%)
 ....................................................................................................
                 280,000   ASM Lithography Holding N.V.
                           (Netherlands) (NON)                                          31,850,000
 ....................................................................................................
                  73,300   Broadcom Corp. (NON)                                         19,965,088
 ....................................................................................................
               1,338,800   Celestica Inc. (Canada) (NON)                                74,303,400
 ....................................................................................................
               1,596,324   Metromedia Fiber Network, Inc.
                           Class A (NON)                                                76,523,782
 ....................................................................................................
                 650,600   Rockwell International Corp.                                 31,147,475
 ....................................................................................................
                 334,766   Sanmina Corp. (NON)                                          33,434,754
----------------------------------------------------------------------------------------------------
                                                                                       267,224,499
----------------------------------------------------------------------------------------------------
Electronics and Electrical Equipment (8.5%)
 ....................................................................................................
                  46,400   Agilent Technologies, Inc. (NON)                              3,587,300
 ....................................................................................................
                 633,180   Applied Materials, Inc. (NON)                                80,215,991
 ....................................................................................................
                 607,000   Flextronics International Ltd. (NON)                         27,922,000
 ....................................................................................................
                 553,700   General Electric Co.                                         85,685,075
 ....................................................................................................
                 429,400   Jabil Circuit, Inc. (NON)                                    31,346,200
 ....................................................................................................
                 350,562   Lernout & Hauspie Speech Products
                           N.V. (Belgium) (NON)                                         16,213,493
 ....................................................................................................
                 630,900   LSI Logic Corp. (NON)                                        42,585,750
 ....................................................................................................
               1,495,050   Motorola, Inc.                                              220,146,113
 ....................................................................................................
                 304,740   Solectron Corp. (NON)                                        28,988,393
 ....................................................................................................
                 595,700   Sony Corp. (Japan)                                          176,646,213
 ....................................................................................................
                 784,400   Tandy Corp. (NON)                                            38,582,675
 ....................................................................................................
                 490,480   Teradyne, Inc. (NON)                                         32,371,680
 ....................................................................................................
                 466,200   Thermo Instrument Systems, Inc. (NON)                         5,186,475
----------------------------------------------------------------------------------------------------
                                                                                       789,477,358
----------------------------------------------------------------------------------------------------
Entertainment (0.4%)
 ....................................................................................................
                 383,500   SFX Entertainment, Inc. Class A (NON)                        13,877,906
 ....................................................................................................
                 382,100   Viacom, Inc. Class B (NON)                                   23,093,169
----------------------------------------------------------------------------------------------------
                                                                                        36,971,075
----------------------------------------------------------------------------------------------------
Financial Services (3.9%)
 ....................................................................................................
                 268,000   American Express Co. (NON)                                   44,555,000
 ....................................................................................................
                 389,750   Capital One Financial Corp.                                  18,781,078
 ....................................................................................................
               1,698,650   Citigroup, Inc.                                              94,381,241
 ....................................................................................................
               1,319,098   Concord EFS, Inc. (NON)                                      33,966,774
 ....................................................................................................
                 267,600   Fannie Mae                                                   16,708,275
 ....................................................................................................
                 326,650   Federal Home Loan Mortgage Corp.                             15,372,966
 ....................................................................................................
                  17,100   Goldman Sachs Group, Inc. (The)                               1,610,606
 ....................................................................................................
                 290,800   Merrill Lynch & Co., Inc.                                    24,281,800
 ....................................................................................................
                  95,000   Morgan Stanley, Dean Witter,
                           Discover and Co.                                             13,561,250
 ....................................................................................................
                 301,100   Providian Financial Corp.                                    27,418,919
 ....................................................................................................
               1,259,700   Schwab (Charles) Corp.                                       48,340,988
 ....................................................................................................
                 749,636   TCF Financial Corp.                                          18,647,196
----------------------------------------------------------------------------------------------------
                                                                                       357,626,093
----------------------------------------------------------------------------------------------------
Gaming (0.1%)
 ....................................................................................................
                 354,000   Harrah's Entertainment, Inc.                                  9,358,875
----------------------------------------------------------------------------------------------------
Gas Pipelines (0.3%)
 ....................................................................................................
                 799,500   Williams Cos., Inc.                                          24,434,719
----------------------------------------------------------------------------------------------------
Health Care Services (0.4%)
 ....................................................................................................
                 987,300   Columbia/HCA Healthcare Corp.                                28,940,231
 ....................................................................................................
                 352,800   Lincare Holdings, Inc. (NON)                                 12,237,750
----------------------------------------------------------------------------------------------------
                                                                                        41,177,981
----------------------------------------------------------------------------------------------------
Insurance (1.1%)
 ....................................................................................................
                 517,750   AFLAC Inc.                                                   24,431,328
 ....................................................................................................
                 274,400   American General Corp.                                       20,820,100
 ....................................................................................................
                 364,550   American International Group, Inc.                           39,416,969
 ....................................................................................................
                 179,800   National Commerce Bancorporation                              4,079,213
 ....................................................................................................
                 195,700   Progressive Corp. (The)                                      14,310,563
----------------------------------------------------------------------------------------------------
                                                                                       103,058,173
----------------------------------------------------------------------------------------------------
Lodging (0.1%)
 ....................................................................................................
                 713,038   Extended Stay America, Inc. (NON)                             5,436,915
----------------------------------------------------------------------------------------------------
Medical Supplies and Devices (1.1%)
 ....................................................................................................
                 162,835   LifeCore Biomedical, Inc. (NON)                               3,439,889
 ....................................................................................................
               1,294,630   Medtronic, Inc.                                              47,173,081
 ....................................................................................................
                 308,950   Stryker Corp.                                                21,510,644
 ....................................................................................................
                 771,988   Sybron International Corp. (NON)                             19,058,454
 ....................................................................................................
                 388,300   Thermo Cardiosystems, Inc. (NON)                              2,548,219
 ....................................................................................................
                 161,578   Waters Corp. (NON)                                            8,563,634
----------------------------------------------------------------------------------------------------
                                                                                       102,293,921
----------------------------------------------------------------------------------------------------
Networking (0.7%)
 ....................................................................................................
                 213,975   CIENA Corp. (NON)                                            12,303,563
 ....................................................................................................
                 194,800   Exodus Communications, Inc. (NON)                            17,300,675
 ....................................................................................................
                  58,980   Extreme Networks, Inc. (NON)                                  4,924,830
 ....................................................................................................
                  50,543   Juniper Networks, Inc. (NON)                                 17,184,620
 ....................................................................................................
                  63,000   Reback Networks Inc. (NON)                                   11,182,500
----------------------------------------------------------------------------------------------------
                                                                                        62,896,188
----------------------------------------------------------------------------------------------------
Networking Equipment (1.9%)
 ....................................................................................................
                 787,200   ADC Telecommunications Inc. (NON)                            57,121,200
 ....................................................................................................
                 349,700   Cisco Systems, Inc. (NON)                                    37,461,613
 ....................................................................................................
                 390,162   E-Tek Dynamics, Inc. (NON)                                   52,525,559
 ....................................................................................................
                 318,600   Network Appliance, Inc. (NON)                                26,463,713
----------------------------------------------------------------------------------------------------
                                                                                       173,572,085
----------------------------------------------------------------------------------------------------
Oil and Gas (2.1%)
 ....................................................................................................
                 247,700   Chevron, Inc.                                                21,457,013
 ....................................................................................................
                 622,800   Conoco, Inc.                                                 15,414,300
 ....................................................................................................
                 374,138   Exxon Mobil Corp.                                            30,141,493
 ....................................................................................................
                 650,000   Halliburton Co.                                              26,162,500
 ....................................................................................................
                 715,150   Nabors Industries, Inc. (NON)                                22,124,953
 ....................................................................................................
                 917,850   Noble Drilling Corp. (NON)                                   30,059,588
 ....................................................................................................
                 387,500   Royal Dutch Petroleum Co. PLC ADR
                           (Netherlands)                                                23,419,531
 ....................................................................................................
                 199,900   Schlumberger Ltd.                                            11,244,375
 ....................................................................................................
                  38,701   Transocean Sedco Forex Inc.                                   1,303,728
 ....................................................................................................
                 434,300   Unocal Corp.                                                 14,576,194
----------------------------------------------------------------------------------------------------
                                                                                       195,903,675
----------------------------------------------------------------------------------------------------
Packaging and Containers (0.2%)
 ....................................................................................................
                 393,200   Sealed Air Corp. (NON)                                       20,372,675
----------------------------------------------------------------------------------------------------
Paper and Forest Products (0.4%)
 ....................................................................................................
                 170,600   Weyerhaeuser Co.                                             12,251,213
 ....................................................................................................
                 515,800   Willamette Industries, Inc.                                  23,952,463
----------------------------------------------------------------------------------------------------
                                                                                        36,203,676
----------------------------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (3.3%)
 ....................................................................................................
                 394,600   Amgen Inc. (NON)                                             23,700,663
 ....................................................................................................
                  97,800   Biovail Corp. International (Canada) (NON)                    9,168,750
 ....................................................................................................
                 416,078   Elan Corp. PLC ADR (Ireland) (NON)                           12,274,301
 ....................................................................................................
                 162,300   Genentech, Inc. (NON)                                        21,829,350
 ....................................................................................................
                 463,400   Johnson & Johnson (NON)                                      43,154,125
 ....................................................................................................
                  41,400   Medimmune, Inc. (NON)                                         6,867,225
 ....................................................................................................
               1,138,300   Merck & Co., Inc.                                            76,337,244
 ....................................................................................................
                 822,400   Pfizer, Inc.                                                 26,676,600
 ....................................................................................................
                 239,259   Pharmacia & Upjohn, Inc.                                     10,766,655
 ....................................................................................................
                 225,000   QLT PhotoTherapeutics Inc. (Canada) (NON)                    13,218,750
 ....................................................................................................
                 246,740   Sepracor, Inc. (NON)                                         24,473,524
 ....................................................................................................
                 105,000   Transkaryotic Therapies, Inc. (Malaysia) (NON)                4,042,500
 ....................................................................................................
                 417,800   Warner-Lambert Co.                                           34,233,488
----------------------------------------------------------------------------------------------------
                                                                                       306,743,175
----------------------------------------------------------------------------------------------------
Publishing (0.1%)
 ....................................................................................................
                  24,300   Kadokawa Shoten Publishing Co., Ltd.
                           (Japan)                                                       8,180,857
----------------------------------------------------------------------------------------------------
Recreation (--%)
 ....................................................................................................
                 100,400   International Speedway Corp. Class A                          5,057,650
----------------------------------------------------------------------------------------------------
Restaurants (0.5%)
 ....................................................................................................
               2,449,756   J.D. Wetherspoon PLC
                           (United Kingdom) (NON)                                       17,174,838
 ....................................................................................................
                 253,524   PizzaExpress PLC (United Kingdom) (NON)                       2,999,900
 ....................................................................................................
               1,201,320   Starbucks Corp. (NON)                                        29,132,010
----------------------------------------------------------------------------------------------------
                                                                                        49,306,748
----------------------------------------------------------------------------------------------------
Retail (5.8%)
 ....................................................................................................
                 200,600   Ames Department Stores, Inc. (NON)                            5,779,788
 ....................................................................................................
                 658,124   Bed Bath & Beyond, Inc. (NON)                                22,869,809
 ....................................................................................................
                 659,550   Costco Wholesale Corp. (NON)                                 60,183,938
 ....................................................................................................
                 989,857   Dollar Tree Stores, Inc. (NON)                               47,946,198
 ....................................................................................................
               1,776,450   Home Depot, Inc. (The)                                      121,797,853
 ....................................................................................................
               1,122,068   Kohls Corp. (NON)                                            80,999,284
 ....................................................................................................
                 488,448   Michaels Stores, Inc. (NON)                                  13,920,768
 ....................................................................................................
                 224,000   Seven-Eleven Japan Co., Ltd. (Japan) (NON)                   35,513,799
 ....................................................................................................
               1,259,201   TJX Cos., Inc. (The)                                         25,734,920
 ....................................................................................................
                 963,250   Wal-Mart Stores, Inc.                                        66,584,656
 ....................................................................................................
               1,400,750   Walgreen Co.                                                 40,971,938
 ....................................................................................................
                 321,438   Williams-Sonoma, Inc. (NON)                                  14,786,148
 ....................................................................................................
                 164,000   Yankee Candle Company, Inc. (The) (NON)                       2,675,250
----------------------------------------------------------------------------------------------------
                                                                                       539,764,349
----------------------------------------------------------------------------------------------------
Semiconductors (7.0%)
 ....................................................................................................
                 431,100   Altera Corp. (NON)                                           21,366,394
 ....................................................................................................
                 500,001   Analog Devices, Inc. (NON)                                   46,500,093
 ....................................................................................................
                 838,300   Intel Corp.                                                  69,002,569
 ....................................................................................................
                 396,300   KLA Tencor Corp. (NON)                                       44,137,913
 ....................................................................................................
                 144,500   LAM Research Corp. (NON)                                     16,120,781
 ....................................................................................................
               1,720,576   Linear Technology Corp.                                     123,128,720
 ....................................................................................................
               2,789,808   Maxim Integrated Products Inc. (NON)                        131,644,065
 ....................................................................................................
                  74,600   QLogic Corp. (NON)                                           11,926,675
 ....................................................................................................
                 139,600   Rohm Co. Ltd. (Japan) (NON)                                  57,381,092
 ....................................................................................................
                 211,360   SDL, Inc. (NON)                                              46,076,480
 ....................................................................................................
                 243,200   STMicroelectronics N.V. ADR (France)                         36,829,600
 ....................................................................................................
                 170,000   Vitesse Semiconductor Corp. (NON)                             8,914,375
 ....................................................................................................
                 808,000   Xilinx, Inc. (NON)                                           36,738,750
----------------------------------------------------------------------------------------------------
                                                                                       649,767,507
----------------------------------------------------------------------------------------------------
Supermarkets (0.4%)
 ....................................................................................................
                 182,750   Carrefour Supermarche SA (France) (NON)                      33,662,294
----------------------------------------------------------------------------------------------------
Telecommunications (10.0%)
 ....................................................................................................
                 297,000   Advanced Fibre Communications (NON)                          13,272,188
 ....................................................................................................
                 252,300   Allegiance Telecom, Inc. (NON)                               23,274,675
 ....................................................................................................
                 310,500   ALLTEL Corp.                                                 25,674,469
 ....................................................................................................
                 791,597   Global Crossing Ltd. (NON)                                   39,579,850
 ....................................................................................................
               1,249,300   Global TeleSystems Group, Inc. (NON)                         43,257,013
 ....................................................................................................
                  42,000   Hikari Tsushin, Inc. (Japan) (NON)                           84,263,065
 ....................................................................................................
                 349,334   Intermedia Communications, Inc. (NON)                        13,558,526
 ....................................................................................................
                 611,540   JDS Uniphase Corp. (NON)                                     98,649,046
 ....................................................................................................
                 525,900   Lucent Technologies, Inc.                                    39,343,894
 ....................................................................................................
               1,529,300   MediaOne Group Inc. (NON)                                   117,469,356
 ....................................................................................................
                 100,300   Nokia Corp. ADR (Finland)                                    19,057,000
 ....................................................................................................
                 399,900   NTL Inc. (NON)                                               49,887,525
 ....................................................................................................
                 698,200   Oy Nokia AB Class A, (Finland)                              126,430,056
 ....................................................................................................
                 711,844   QUALCOMM, Inc. (NON)                                        125,373,525
 ....................................................................................................
               1,004,000   Telefonaktiebolaget LM Ericsson
                           Class B, (Sweden) (NON)                                      64,568,573
 ....................................................................................................
                 306,900   Tellabs, Inc. (NON)                                          19,699,144
 ....................................................................................................
                  22,300   Williams Communications Group, Inc. (NON)                       645,306
 ....................................................................................................
                 292,000   WinStar Communications. Inc. (NON)                           21,973,000
----------------------------------------------------------------------------------------------------
                                                                                       925,976,211
----------------------------------------------------------------------------------------------------
Telephone Services (7.2%)
 ....................................................................................................
                 465,600   Amdocs Ltd. (NON)                                            16,063,200
 ....................................................................................................
               6,668,821   AT&T Corp. (NON) (SEG)                                      378,455,497
 ....................................................................................................
                 477,600   Bell Atlantic Corp. (NON)                                    29,402,250
 ....................................................................................................
                 111,000   Focal Communications Corp. (NON)                              2,677,875
 ....................................................................................................
                 156,550   Level 3 Communications, Inc. (NON)                           12,817,531
 ....................................................................................................
               1,049,400   McLeod, Inc. Class A (NON)                                   61,783,425
 ....................................................................................................
               1,034,004   NEXTLINK Communications, Inc.
                           Class A (NON)                                                85,886,957
 ....................................................................................................
                 372,800   Sprint Corp.                                                 25,094,100
 ....................................................................................................
                 564,900   Sprint PCS (NON)                                             57,902,250
----------------------------------------------------------------------------------------------------
                                                                                       670,083,085
----------------------------------------------------------------------------------------------------
Wireless Communications (0.9%)
 ....................................................................................................
               1,223,600   American Tower Corp. Class A (NON)                           37,396,275
 ....................................................................................................
                 100,300   Pinnacle Holdings Inc. (NON)                                  4,250,213
 ....................................................................................................
                 163,000   RF Micro Devices, Inc. (NON)                                 11,155,313
 ....................................................................................................
                 573,000   Vodafone AirTouch PLC
                           (United Kingdom)                                             28,363,500
----------------------------------------------------------------------------------------------------
                                                                                        81,165,301
----------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (cost $5,178,297,190)                                    $9,178,466,217
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.0%) (a) (cost $90,809,000)
----------------------------------------------------------------------------------------------------
Principal Amount                                                                               Value
 ....................................................................................................
             $90,809,000   Interest in $520,132,000 joint repurchase
                           agreement dated December 31, 1999
                           with Morgan Stanley & Co., Inc. due
                           January 3, 2000 with respect to various
                           U.S. Treasury obligations -- maturity
                           value of $90,827,692 for an effective
                           yield of 2.47%                                              $90,809,000
----------------------------------------------------------------------------------------------------
                           Total Investments
                           (cost $5,269,106,190) (b)                                $9,269,275,217
----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at December 31, 1999
----------------------------------------------------------------------------------------------------
                           Market         Aggregate             Delivery                Unrealized
                            Value        Face Value                 Date              Depreciation
 ....................................................................................................
Japanese Yen           $4,407,039        $4,204,112               2/3/00                 $(202,927)
----------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
----------------------------------------------------------------------------------------------------
                                          Aggregate           Expiration                Unrealized
                      Total Value        Face Value                 Date              Appreciation
 ....................................................................................................
S&P 500 Index
(Long)                $11,502,550       $11,485,671               Mar-00                   $16,879
----------------------------------------------------------------------------------------------------
See page 133 for Notes to the Portfolios.




PUTNAM VARIABLE TRUST

Notes to the Portfolios
December 31, 1999

  (a) Percentages indicated are based on net assets.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(POR) A portion of the income will be received in additional securities.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities by fund did not exceed 1% of each fund's net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(REL) Banca Popolare di Brescia is involved in a joint venture with Putnam Investments.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts on Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth and Income Fund,
      Putnam Health Sciences Fund, Putnam VT Income Fund, Putnam VT International Growth and Income Fund, Putnam VT Investors
      Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, and Putnam VT Vista Fund at December 31,
      1999.

(CUS) This entity provides subcustodian services to the fund.

(ITT) ITT Hartford, through its subsidiaries, offers variable annuity products which invest in the funds.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.
      These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR, ADS, or GDR after the name of a foreign holding stands for American Depositary Receipts, American Depositary Shares,
      or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      FSA represents Financial Security Assistance.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at
      December 31, 1999, which are subject to change based on the terms of the security.

  (b) On December 31, 1999, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments on a tax basis was as follows:

                                                                                                       Federal Tax
                                                Appreciation      Depreciation           Net              Cost
                                                ------------      ------------      ------------      ------------
Putnam VT Asia Pacific Growth Fund               $98,896,125        $3,522,016       $95,374,109      $164,276,123
Putnam VT Diversified Income Fund                 13,249,004        54,176,050       (40,927,046)      678,672,353
Putnam VT The George Putnam Fund                  15,368,906        21,557,685        (6,188,779)      322,185,529
Putnam VT Global Asset Allocation Fund           209,271,704        42,285,629       166,986,075       838,904,230
Putnam VT Global Growth Fund                   1,136,379,962        17,674,832     1,118,705,130     1,994,990,216
Putnam VT Growth & Income Fund                 1,794,567,072       825,985,738       968,581,334     8,760,602,111
Putnam VT Health Sciences Fund                    39,547,815        10,372,540        29,175,275       209,856,948
Putnam VT High Yield Fund                         28,333,061       133,145,814      (104,812,753)    1,070,835,368
Putnam VT Income Fund                              2,003,988        48,357,951       (46,353,963)    1,004,257,401
Putnam VT International Growth Fund              199,483,330         6,629,569       192,853,761       472,925,809
Putnam VT International Growth and Income Fund    56,376,061        19,730,485        36,645,576       361,029,359
Putnam VT International New Opportunities Fund   153,434,465         1,220,588       152,213,877       214,132,210
Putnam VT Investors Fund                         250,451,762        18,569,122       231,882,640       764,893,752
Putnam VT Money Market Fund                               --                --                --       859,308,221
Putnam VT New Opportunities Fund               3,272,168,917        44,996,572     3,227,172,345     3,226,163,308
Putnam VT New Value Fund                          23,484,541        28,194,890        (4,710,349)      269,380,108
Putnam VT OTC & Emerging Growth Fund              90,590,645         2,347,183        88,243,462       155,916,315
Putnam VT Research Fund                           27,096,795         6,317,302        20,779,493       139,157,016
Putnam VT Small Cap Value Fund                     1,871,638         1,579,119           292,519        18,865,935
Putnam VT Utilities Growth and Income Fund       228,689,425        59,149,412       169,540,013       784,325,484
Putnam VT Vista Fund                             211,099,899        10,973,853       200,126,046       386,786,184
Putnam VT Voyager Fund                         4,143,662,653       159,302,578     3,984,360,075     5,284,915,142

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS





PUTNAM VARIABLE TRUST
Statement of assets and liabilities
------------------------------------------------------------------------------------------------------------------------------------
December 31, 1999
                                                                   Putnam VT      Putnam VT            Putnam VT          Putnam VT
                                                                Asia Pacific    Diversified    The George Putnam       Global Asset
                                                                 Growth Fund    Income Fund       Fund of Boston    Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1)..................  $257,879,232   $626,223,307         $306,625,750     $  981,701,305
Repurchase agreements, at value (Note 1)......................     1,771,000     11,522,000            9,371,000         24,189,000
Cash..........................................................         2,856        246,263              652,025          1,320,356
Foreign currency, at value....................................     1,813,782        134,336                   --          4,423,507
Dividends, interest, and other receivables....................        28,577     12,194,505            2,061,894          5,023,666
Receivable for shares of the fund sold........................     2,244,615        106,924              177,466              5,622
Receivable for securities sold................................       395,835      1,713,572              703,132          4,500,180
Receivable for variation margin...............................            --             --                   --                 --
Receivable for open forward currency contracts................            --      2,855,506                   --          4,193,634
Receivable for closed forward currency contracts..............            --        280,293                   --            846,338
Foreign tax reclaim...........................................            --             --                   --             99,337
 ....................................................................................................................................
Total assets..................................................   264,135,897    655,276,706          319,591,267      1,026,302,945
 ....................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)..............................            --             --                   --                 --
Payable for variation margin .................................            --         24,000                   --          2,944,521
Payable for securities purchased..............................     5,780,414      2,854,364            3,933,104          5,974,626
Payable for shares of the fund repurchased....................            92        144,681                   51            323,030
Payable for compensation of Manager (Note 2)..................       410,433      1,100,272              487,343          1,594,606
Payable for investor servicing and custodian fees (Note 2)....        74,816         60,955               39,760            141,879
Payable for compensation of Trustees (Note 2).................        13,821         22,550                3,213             44,364
Payable for administrative services (Note 2)..................         1,821          2,730                1,688              2,627
Payable for distribution fees (Note 2)........................           729          2,684                4,452                694
Payable for open forward currency contracts...................            --      3,760,336                   --          5,719,329
Payable for closed forward currency contracts.................            --        380,041                   --          1,846,300
Other accrued expenses........................................         2,595          5,542                2,431              6,749
 ....................................................................................................................................
Total liabilities.............................................     6,284,721      8,358,155            4,472,042         18,598,725
 ....................................................................................................................................
Net assets....................................................  $257,851,176   $646,918,551         $315,119,225     $1,007,704,220
 ....................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)............................  $158,199,662   $684,326,978         $323,565,983     $  738,723,837
Undistributed net investment income (loss) (Note 1)...........       976,693     50,219,668                9,057         14,838,015
Accumulated net realized gain (loss) on investments
  and foreign currency transactions (Note 1)..................    (3,524,699)   (47,789,240)          (4,752,664)        95,012,631
Net unrealized appreciation (depreciation) of
  investments and assets and liabilities in
  foreign currencies..........................................   102,199,520    (39,838,855)          (3,703,151)       159,129,737
 ....................................................................................................................................
Total--Representing net assets applicable to capital
  shares outstanding..........................................  $257,851,176   $646,918,551         $315,119,225     $1,007,704,220
 ....................................................................................................................................
Computation of net asset value  Class IA
Net Assets....................................................  $250,985,506   $623,737,079         $276,553,147     $1,001,086,977
Number of shares outstanding..................................    14,520,268     62,867,758           27,714,129         51,076,306
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)......................................  $      17.29   $       9.92         $       9.98     $        19.60
Computation of net asset value  Class IB
Net Assets....................................................  $  6,865,670    $23,181,472         $ 38,566,078     $    6,617,243
Number of shares outstanding..................................       398,073      2,340,815            3,865,893            337,594
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)......................................  $      17.25   $       9.90         $       9.98     $        19.60
 ....................................................................................................................................
Cost of investments, including repurchase agreement (Note 1)..  $157,460,534   $676,528,089         $319,699,901     $  833,362,585
Cost of foreign currency (Note 1).............................     1,808,448        134,641                   --          4,271,042
------------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)
------------------------------------------------------------------------------------------------------------------------------------
December 31, 1999
                                                                    Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                                                Global Growth            Growth   Health Sciences        High Yield
                                                                         Fund   and Income Fund              Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1).................. $3,113,695,346    $9,673,122,445      $228,418,223    $  947,421,615
Repurchase agreements, at value (Note 1)......................             --        56,061,000        10,614,000        18,601,000
Cash..........................................................             --            23,300           121,569                --
Foreign currency, at value....................................        142,784                --                --                --
Dividends, interest, and other receivables....................        579,410        16,908,596            16,690        19,253,985
Receivable for shares of the fund sold........................         14,788           615,354           229,245            59,489
Receivable for securities sold................................     17,873,299        38,410,704           838,498         1,281,056
Receivable for variation margin...............................             --            91,800            11,087                --
Receivable for open forward currency contracts................             --                --                --                --
Receivable for closed forward currency contracts..............             --                --                --                --
Foreign tax reclaim...........................................        322,658                --            17,335                --
 ....................................................................................................................................
Total assets..................................................  3,132,628,285     9,785,233,199       240,266,647       986,617,145
 ....................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)..............................      6,481,882                --                --           751,796
Payable for variation margin .................................             --                --                --                --
Payable for securities purchased..............................      1,683,156        39,311,199           831,119         1,257,996
Payable for shares of the fund repurchased....................        918,478         4,715,465                --           636,092
Payable for compensation of Manager (Note 2)..................      4,059,343        11,441,294           389,591         1,608,747
Payable for investor servicing and custodian fees (Note 2)....        285,866           307,435            26,978            54,760
Payable for compensation of Trustees (Note 2).................         73,271           203,855             2,802            48,586
Payable for administrative services (Note 2)..................          5,208            10,004             1,760             2,852
Payable for distribution fees (Note 2)........................          3,076            18,697             2,273             2,085
Payable for open forward currency contracts...................             --                --                --                --
Payable for closed forward currency contracts.................             --                --                --                --
Other accrued expenses........................................        136,281            36,050             2,112            18,017
 ....................................................................................................................................
Total liabilities.............................................     13,646,561        56,043,999         1,256,635         4,380,931
 ....................................................................................................................................
Net assets.................................................... $3,118,981,724    $9,729,189,200      $239,010,012    $  982,236,214
 ....................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)............................ $1,490,279,154    $7,793,019,122      $229,639,602    $1,061,222,737
Undistributed net investment income (loss) (Note 1)...........      2,461,477       169,485,458            67,644       103,224,362
Accumulated net realized gain (loss) on investments
  and foreign currency transactions (Note 1)..................    489,315,021       741,948,318       (22,130,130)      (79,930,883)
Net unrealized appreciation (depreciation) of
  investments and assets and liabilities in
  foreign currencies..........................................  1,136,926,072     1,024,736,302        31,432,896      (102,280,002)
 ....................................................................................................................................
Total--Representing net assets applicable to capital
  shares outstanding.......................................... $3,118,981,724    $9,729,189,200      $239,010,012    $  982,236,214
 ....................................................................................................................................
Computation of net asset value  Class IA
Net Assets.................................................... $3,090,072,616    $9,567,077,366      $218,847,580    $  964,590,416
Number of shares outstanding..................................    101,353,541       356,955,975        20,835,794        86,979,773
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)...................................... $        30.49    $        26.80      $      10.50    $        11.09
Computation of net asset value  Class IB
Net Assets.................................................... $   28,909,108    $  162,111,834      $ 20,162,432    $   17,645,798
Number of shares outstanding..................................        950,557         6,060,822         1,921,062         1,592,259
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)...................................... $        30.41    $        26.75      $      10.50    $        11.08
 ....................................................................................................................................
Cost of investments, including repurchase agreement (Note 1).. $1,976,766,443    $8,705,420,277      $207,763,802    $1,068,302,617
Cost of foreign currency (Note 1).............................        134,400                --                --                --
------------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)
------------------------------------------------------------------------------------------------------------------------------------
December 31, 1999                                                                                     Putnam VT
                                                                                     Putnam VT    International           Putnam VT
                                                                 Putnam VT       International       Growth and   International New
                                                                Income Fund        Growth Fund      Income Fund  Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1)..................$  941,240,438      $649,512,570     $389,403,935        $355,208,087
Repurchase agreements, at value (Note 1)......................    16,663,000        16,267,000        8,271,000          11,138,000
Cash..........................................................     4,669,337            28,011           28,701             317,024
Foreign currency, at value....................................            --            20,568              432             192,331
Dividends, interest, and other receivables....................    13,608,390           683,361          789,834             127,791
Receivable for shares of the fund sold........................        54,007         3,308,581          281,059           5,446,806
Receivable for securities sold................................     1,281,319         3,905,868        2,912,002           2,560,699
Receivable for variation margin...............................            --                --           27,403                  --
Receivable for open forward currency contracts................            --                --               --                  --
Receivable for closed forward currency contracts..............            --                --               --                  --
Foreign tax reclaim...........................................            --           206,907          338,563              48,059
 ....................................................................................................................................
Total assets..................................................   977,516,491       673,932,866      402,052,929         375,038,797
 ....................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)..............................            --                --               --                  --
Payable for variation margin .................................        31,500                --               --                  --
Payable for securities purchased..............................    19,161,341         4,890,620        2,986,393           8,949,728
Payable for shares of the fund repurchased....................     2,000,263             2,679           42,846                  --
Payable for compensation of Manager (Note 2)..................     1,488,146         1,064,496          765,372             645,646
Payable for investor servicing and custodian fees (Note 2)....       866,077           141,108           80,481              90,324
Payable for compensation of Trustees (Note 2).................        39,587             8,478            8,783               7,765
Payable for administrative services (Note 2)..................         4,585             1,923            1,892               1,831
Payable for distribution fees (Note 2)........................         2,129             3,945            1,269               3,203
Payable for open forward currency contracts...................            --                --            5,639             801,943
Payable for closed forward currency contracts.................            --                --               --                  --
Other accrued expenses........................................         6,629             3,611            3,964               2,757
 ....................................................................................................................................
Total liabilities.............................................    23,600,257         6,116,860        3,896,639          10,503,197
 ....................................................................................................................................
Net assets....................................................$  953,916,234      $667,816,006     $398,156,290        $364,535,600
 ....................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)............................$  956,829,114      $398,220,326     $302,651,494        $188,910,230
Undistributed net investment income (loss) (Note 1)...........    59,543,667         2,930,362       12,686,597              (9,810)
Accumulated net realized gain (loss) on investments
  and foreign currency transactions (Note 1)..................   (16,220,533)       61,914,631       39,750,491          22,260,195
Net unrealized appreciation (depreciation) of
  investments and assets and liabilities in
  foreign currencies..........................................   (46,236,014)      204,750,687       43,067,708         153,374,985
 ....................................................................................................................................
Total--Representing net assets applicable to capital
  shares outstanding..........................................$  953,916,234      $667,816,006     $398,156,290        $364,535,600
 ....................................................................................................................................
Computation of net asset value  Class IA
Net Assets....................................................$  935,800,190      $627,367,628     $387,503,994        $330,981,664
Number of shares outstanding..................................    74,715,188        28,962,219       25,410,766          14,200,909
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)......................................$        12.52      $      21.66     $      15.25        $      23.31
Computation of net asset value  Class IB
Net Assets....................................................$   18,116,044      $ 40,448,378     $ 10,652,296        $ 33,553,936
Number of shares outstanding..................................     1,447,850         1,870,117          699,678           1,441,566
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)......................................$        12.51      $      21.63     $      15.22        $      23.28
 ....................................................................................................................................
Cost of investments, including repurchase agreement (Note 1)..$1,003,959,362      $461,082,765     $354,883,351        $212,193,692
Cost of foreign currency (Note 1).............................            --            16,451            6,765             164,882
------------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)
------------------------------------------------------------------------------------------------------------------------------------
December 31, 1999
                                                                    Putnam VT       Putnam VT            Putnam VT        Putnam VT
                                                                    Investors           Money    New Opportunities        New Value
                                                                         Fund     Market Fund                 Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1)..................   $947,762,392    $859,308,221       $6,362,648,653     $256,693,759
Repurchase agreements, at value (Note 1)......................     49,014,000              --           90,687,000        7,976,000
Cash..........................................................            271          25,330              983,692           13,805
Foreign currency, at value....................................             --              --                   --               --
Dividends, interest, and other receivables....................        347,597       3,568,931              883,042          512,341
Receivable for shares of the fund sold........................      1,822,589       4,636,112            2,946,726           69,737
Receivable for securities sold................................      2,158,652              --           81,386,673          864,903
Receivable for variation margin...............................         20,400              --              135,885               --
Receivable for open forward currency contracts................             --              --                   --               --
Receivable for closed forward currency contracts..............             --              --                   --               --
Foreign tax reclaim...........................................             --              --                   --               --
 ....................................................................................................................................
Total assets..................................................  1,001,125,901     867,538,594        6,539,671,671      266,130,545
 ....................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)..............................             --              --                5,727               --
Payable for variation margin .................................             --              --                   --               --
Payable for securities purchased..............................     30,786,415              --           33,521,544        6,933,715
Payable for shares of the fund repurchased....................        114,559       2,059,608            3,708,374           60,776
Payable for compensation of Manager (Note 2)..................      1,210,768         866,830            6,950,680          463,604
Payable for investor servicing and custodian fees (Note 2)....         47,538          51,444              158,681           27,492
Payable for compensation of Trustees (Note 2).................          3,097          10,366               90,780            5,855
Payable for administrative services (Note 2)..................          2,638           2,495                8,441            1,708
Payable for distribution fees (Note 2)........................         10,994           4,601                6,450            1,131
Payable for open forward currency contracts...................             --              --                   --               --
Payable for closed forward currency contracts.................             --              --                   --               --
Other accrued expenses........................................          4,444          13,896               16,928            2,815
 ....................................................................................................................................
Total liabilities.............................................     32,180,453       3,009,240           44,467,605        7,497,096
 ....................................................................................................................................
Net assets....................................................   $968,945,448    $864,529,354       $6,495,204,066     $258,633,449
 ....................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)............................   $751,695,875    $864,529,354       $2,724,211,285     $246,294,832
Undistributed net investment income (loss) (Note 1)...........        211,892              --                   --        3,845,341
Accumulated net realized gain (loss) on investments
  and foreign currency transactions (Note 1)..................    (18,379,028)             --          538,183,578       12,350,831
Net unrealized appreciation (depreciation) of
  investments and assets and liabilities in
  foreign currencies..........................................    235,416,709              --        3,232,809,203       (3,857,555)
 ....................................................................................................................................
Total--Representing net assets applicable to capital
  shares outstanding..........................................   $968,945,448    $864,529,354       $6,495,204,066     $258,633,449
 ....................................................................................................................................
Computation of net asset value  Class IA
Net Assets....................................................   $867,150,771    $823,013,332       $6,432,227,312     $249,092,093
Number of shares outstanding..................................     57,204,051     823,013,332          147,728,649       21,005,967
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)......................................   $      15.16    $       1.00       $        43.54     $      11.86
Computation of net asset value  Class IB
Net Assets....................................................   $101,794,677    $ 41,516,022       $   62,976,754     $  9,541,356
Number of shares outstanding..................................      6,727,905      41,516,022            1,449,864          805,472
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)......................................   $      15.13    $       1.00       $        43.44     $      11.85
 ....................................................................................................................................
Cost of investments, including repurchase agreement (Note 1)..   $761,651,063    $859,308,221       $3,221,106,777     $268,527,314
Cost of foreign currency (Note 1).............................             --              --                   --               --
------------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)
------------------------------------------------------------------------------------------------------------------------------------
December 31, 1999
                                                                      Putnam VT          Putnam VT      Putnam VT         Putnam VT
                                                                 OTC & Emerging           Research      Small Cap  Utilities Growth
                                                                    Growth Fund               Fund     Value Fund   and Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1)..................     $222,174,777       $157,052,509    $17,948,454      $950,187,497
Repurchase agreements, at value (Note 1)......................       21,985,000          2,884,000      1,210,000         3,678,000
Cash..........................................................               --              1,293         11,299                --
Foreign currency, at value....................................               --                 --             --                --
Dividends, interest, and other receivables....................            2,208             86,845         11,420         3,708,162
Receivable for shares of the fund sold........................        1,553,527            576,400        139,748            21,119
Receivable for securities sold................................          585,523          1,404,970         49,736         8,178,707
Receivable for variation margin...............................               18                 37             --                --
Receivable for open forward currency contracts................               --                 --             --                --
Receivable for closed forward currency contracts..............               --                 --             --                --
Foreign tax reclaim...........................................               --                 --             --                --
 ....................................................................................................................................
Total assets..................................................      246,301,053        162,006,054     19,370,657       965,773,485
 ....................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)..............................            2,429                 --             --             5,775
Payable for variation margin .................................               --                 --             --                --
Payable for securities purchased..............................       14,579,758          1,427,055        639,556         6,512,030
Payable for shares of the fund repurchased....................               --                137             --           607,457
Payable for compensation of Manager (Note 2)..................          235,962            215,019         26,957         1,620,444
Payable for investor servicing and custodian fees (Note 2)....           39,597             33,265         20,451            47,825
Payable for compensation of Trustees (Note 2).................            2,995                692             57            50,988
Payable for administrative services (Note 2)..................            1,155              1,627             10             2,842
Payable for distribution fees (Note 2)........................            2,210              1,462            683             1,321
Payable for open forward currency contracts...................               --                 --             --                --
Payable for closed forward currency contracts.................               --                 --             --                --
Other accrued expenses........................................            1,844              1,429          1,300             6,988
 ....................................................................................................................................
Total liabilities.............................................       14,865,950          1,680,686        689,014         8,855,670
 ....................................................................................................................................
Net assets....................................................     $231,435,103       $160,325,368    $18,681,643      $956,917,815
 ....................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)............................     $138,840,380       $138,121,132    $18,389,124      $704,564,630
Undistributed net investment income (loss) (Note 1)...........               --                 --             --        30,117,051
Accumulated net realized gain (loss) on investments
  and foreign currency transactions (Note 1)..................        3,790,271            963,091       (132,181)       52,717,049
Net unrealized appreciation (depreciation) of
  investments and assets and liabilities in
  foreign currencies..........................................       88,804,452         21,241,145        424,700       169,519,085
 ....................................................................................................................................
Total--Representing net assets applicable to capital
  shares outstanding..........................................     $231,435,103       $160,325,368    $18,681,643      $956,917,815
 ....................................................................................................................................
Computation of net asset value  Class IA
Net Assets....................................................     $207,003,080       $134,115,157    $12,297,525      $945,580,912
Number of shares outstanding..................................        9,082,849          9,132,044      1,192,923        55,726,631
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)......................................     $      22.79       $      14.69    $     10.31      $      16.97
Computation of net asset value  Class IB
Net Assets....................................................     $ 24,432,023       $ 26,210,211    $ 6,384,118      $ 11,336,903
Number of shares outstanding..................................        1,073,536          1,786,996        620,088           668,918
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)......................................     $      22.76       $      14.67    $     10.30      $      16.95
 ....................................................................................................................................
Cost of investments, including repurchase agreement (Note 1)..     $155,355,343       $138,695,401    $18,733,754      $784,358,975
Cost of foreign currency (Note 1).............................               --                 --             --                --
------------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)
----------------------------------------------------------------------------------------------
December 31, 1999
                                                                    Putnam VT       Putnam VT
                                                                        Vista         Voyager
                                                                         Fund            Fund
----------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1)..................   $559,724,230  $9,178,466,217
Repurchase agreements, at value (Note 1)......................     27,188,000      90,809,000
Cash..........................................................      1,274,217              --
Foreign currency, at value....................................             --              --
Dividends, interest, and other receivables....................         96,604       2,420,149
Receivable for shares of the fund sold........................        756,326       1,350,813
Receivable for securities sold................................      2,041,190      43,061,553
Receivable for variation margin...............................         26,442          26,350
Receivable for open forward currency contracts................             --              --
Receivable for closed forward currency contracts..............             --              --
Foreign tax reclaim...........................................             --              --
 ..............................................................................................
Total assets..................................................    591,107,009   9,316,134,082
 ..............................................................................................
Liabilities
Payable to subcustodian (Note 2)..............................             --         262,206
Payable for variation margin .................................             --              --
Payable for securities purchased..............................      8,810,587      11,698,358
Payable for shares of the fund repurchased....................      1,507,393       7,415,709
Payable for compensation of Manager (Note 2)..................        739,348      10,052,195
Payable for investor servicing and custodian fees (Note 2)....         38,417         296,455
Payable for compensation of Trustees (Note 2).................          5,875          67,311
Payable for administrative services (Note 2)..................          1,739           9,197
Payable for distribution fees (Note 2)........................          3,678          16,479
Payable for open forward currency contracts...................             --         202,927
Payable for closed forward currency contracts.................             --              --
Other accrued expenses........................................          3,275          27,158
 ..............................................................................................
Total liabilities.............................................     11,110,312      30,047,995
 ..............................................................................................
Net assets....................................................   $579,996,697  $9,286,086,087
 ..............................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)............................   $371,655,546  $4,091,985,639
Undistributed net investment income (loss) (Note 1)...........             --       2,868,109
Accumulated net realized gain (loss) on investments
  and foreign currency transactions (Note 1)..................      7,233,147   1,191,249,369
Net unrealized appreciation (depreciation) of
  investments and assets and liabilities in
  foreign currencies..........................................    201,108,004   3,999,982,970
 ..............................................................................................
Total--Representing net assets applicable to capital
  shares outstanding..........................................   $579,996,697  $9,286,086,087
 ..............................................................................................
Computation of net asset value  Class IA
Net Assets....................................................   $542,490,695  $9,130,196,816
Number of shares outstanding..................................     26,235,102     137,816,490
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)......................................   $      20.68  $        66.25
Computation of net asset value  Class IB
Net Assets....................................................   $ 37,506,002  $  155,889,271
Number of shares outstanding..................................      1,816,003       2,357,878
Net asset value, offering price and redemption
  price per share (net assets divided by number
  of shares outstanding)......................................   $      20.65  $        66.11
 ..............................................................................................
Cost of investments, including repurchase agreement (Note 1)..   $386,060,219  $5,269,106,190
Cost of foreign currency (Note 1).............................             --              --
----------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Operations
------------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 1999
                                                                   Putnam VT      Putnam VT            Putnam VT          Putnam VT
                                                                Asia Pacific    Diversified    The George Putnam       Global Asset
                                                                 Growth Fund    Income Fund       Fund of Boston    Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
Dividends.....................................................  $  1,411,458    $ 2,004,876          $ 2,887,730       $  8,053,307
Interest......................................................       157,512     54,692,548            5,875,262         21,652,457
Less: foreign taxes withheld..................................      (120,330)       (37,998)                (974)          (183,401)
 ....................................................................................................................................
Total investment income.......................................     1,448,640     56,659,426            8,762,018         29,522,363
 ....................................................................................................................................
Expenses:
Compensation of Manager (Note 2)..............................     1,137,746      4,451,958            1,472,017          6,440,908
Investor servicing and custodian fees (Note 2)................       403,073        543,545              264,143          1,040,466
Compensation of Trustees (Note 2).............................        16,495         22,792               12,474             23,685
Administrative services (Note 2)..............................         6,609         10,735                7,137             16,080
Distribution fees-Class IB....................................         2,189         12,794               20,058              4,159
Reports to Shareholders.......................................         2,032          5,802                2,167              7,098
Auditing......................................................        31,126         75,005               45,396             91,566
Legal.........................................................         5,092          8,117                5,713             10,093
Other.........................................................         1,982          7,857               74,964             11,806
Fees waived and reimbursed by Manager (Note 2)................            --             --                   --                 --
 ....................................................................................................................................
Total expenses................................................     1,606,344      5,138,605            1,904,069          7,645,861
 ....................................................................................................................................
Expense reduction (Note 2)....................................       (19,760)       (19,286)             (28,941)           (88,169)
Net expenses..................................................     1,586,584      5,119,319            1,875,128          7,557,692
 ....................................................................................................................................
Net investment income (loss)..................................      (137,944)    51,540,107            6,886,890         21,964,671
 ....................................................................................................................................
Net realized gain (loss) on investments (Notes 1 and 3).......    34,765,413    (31,289,814)          (4,436,171)       115,468,961
Net realized gain on futures contracts (Note 1)...............            --     (1,640,800)             123,136        (22,275,085)
Net realized gain (loss) on foreign currency transactions
 (Note 1).....................................................      (349,022)     2,833,523                   --         (2,419,825)
Net realized gain (loss) on swap contracts (Note 1)...........            --             --                   --                 --
Net unrealized appreciation (depreciation) of assets and
 liabilities in foreign currencies during the period..........        (9,434)      (733,285)                  --         (2,166,948)
Net unrealized appreciation (depreciation) of investments
 and futures during the period................................    90,291,717     (9,578,155)          (8,628,292)           180,473
 ....................................................................................................................................
Net gain (loss) on investments................................   124,698,674    (40,408,531)         (12,941,327)        88,787,576
 ....................................................................................................................................
Net increase (decrease) in net assets resulting
 from operations..............................................  $124,560,730    $11,131,576          $(6,054,437)      $110,752,247
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Operations (continued)
------------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 1999
                                                                    Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                                                Global Growth        Growth and   Health Sciences        High Yield
                                                                         Fund       Income Fund              Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
Dividends..................................................... $   13,611,139      $211,524,295       $ 1,375,138       $ 7,697,307
Interest......................................................        925,635         9,404,032           504,403       103,454,833
Less: foreign taxes withheld..................................       (778,823)         (112,117)          (24,239)               --
 ....................................................................................................................................
Total investment income.......................................     13,757,951       220,816,210         1,855,302       111,152,140
 ....................................................................................................................................
Expenses:
Compensation of Manager (Note 2)..............................     13,249,535        47,064,877         1,345,233         6,608,763
Investor servicing and custodian fees (Note 2)................      2,187,283         3,648,340           192,602           532,663
Compensation of Trustees (Note 2).............................         45,244           179,636            14,144            31,380
Administrative services (Note 2)..............................         21,487            39,787             7,447            14,877
Distribution fees-Class IB....................................         11,075            80,349            10,568            11,078
Reports to Shareholders.......................................         63,127            43,540             2,276             8,519
Auditing......................................................         94,113            35,266            28,249            88,820
Legal.........................................................         17,628            64,706             5,472            51,068
Other.........................................................        174,878           172,168             2,770            12,006
Fees waived and reimbursed by Manager (Note 2)................             --                --                --                --
 ....................................................................................................................................
Total expenses................................................     15,864,370        51,328,669         1,608,761         7,359,174
 ....................................................................................................................................
Expense reduction (Note 2)....................................       (211,658)       (1,038,081)          (13,676)          (38,962)
Net expenses..................................................     15,652,712        50,290,588         1,595,085         7,320,212
 ....................................................................................................................................
Net investment income (loss)..................................     (1,894,761)      170,525,622           260,217       103,831,928
 ....................................................................................................................................
Net realized gain (loss) on investments (Notes 1 and 3).......    505,160,830       801,204,036       (17,718,908)      (60,753,936)
Net realized gain on futures contracts (Note 1)...............             --           423,702           412,764                --
Net realized gain (loss) on foreign currency transactions
 (Note 1).....................................................     (2,410,002)               --             1,179           105,809
Net realized gain (loss) on swap contracts (Note 1)...........             --                --                --                --
Net unrealized appreciation (depreciation) of assets and
 liabilities in foreign currencies during the period..........        (10,201)               --              (272)            6,742
Net unrealized appreciation (depreciation) of investments
 and futures during the period................................    735,620,334      (813,641,826)       13,481,353        14,870,243
 ....................................................................................................................................
Net gain (loss) on investments................................  1,238,360,961       (12,014,088)       (3,823,884)      (45,771,142)
 ....................................................................................................................................
Net increase (decrease) in net assets resulting
 from operations.............................................. $1,236,466,200      $158,511,534       $(3,563,667)      $58,060,786
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Operations (continued)
------------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 1999                                                                        Putnam VT             Putnam VT
                                                                                   Putnam VT    International         International
                                                                  Putnam VT    International       Growth and     New Opportunities
                                                                Income Fund      Growth Fund      Income Fund                  Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
Dividends.....................................................  $    162,865    $  6,445,957      $ 8,813,155          $  1,752,594
Interest......................................................    67,776,424         542,125          504,370               278,777
Less: foreign taxes withheld..................................            --        (634,291)        (779,881)             (187,805)
 ....................................................................................................................................
Total investment income.......................................    67,939,289       6,353,791        8,537,644             1,843,566
 ....................................................................................................................................
Expenses:
Compensation of Manager (Note 2)..............................     6,048,200       3,317,297        2,773,645             1,927,272
Investor servicing and custodian fees (Note 2)................       559,422         744,184          537,344               525,684
Compensation of Trustees (Note 2).............................        25,013          19,140           19,164                17,108
Administrative services (Note 2)..............................        19,839           7,517            7,425                 7,177
Distribution fees-Class IB....................................        11,674          13,479            5,507                 6,543
Reports to Shareholders.......................................         6,738           3,889            3,836                 2,433
Auditing......................................................        73,721          35,423           34,999                43,073
Legal.........................................................        10,291           6,693            6,368                 5,268
Other.........................................................        12,152         109,838            4,327                 2,274
Fees waived and reimbursed by Manager (Note 2)................            --              --               --                    --
 ....................................................................................................................................
Total expenses................................................     6,767,050       4,257,460        3,392,615             2,536,832
 ....................................................................................................................................
Expense reduction (Note 2)....................................      (116,766)        (11,756)         (29,813)              (16,723)
Net expenses..................................................     6,650,284       4,245,704        3,362,802             2,520,109
 ....................................................................................................................................
Net investment income (loss)..................................    61,289,005       2,108,087        5,174,842              (676,543)
 ....................................................................................................................................
Net realized gain (loss) on investments (Notes 1 and 3).......   (13,422,018)     68,948,715       49,489,026            36,278,985
Net realized gain on futures contracts (Note 1)...............      (709,872)             --          374,267                    --
Net realized gain (loss) on foreign currency transactions
 (Note 1).....................................................      (168,648)         46,678          121,598                87,551
Net realized gain (loss) on swap contracts (Note 1)...........            --              --               --               515,648
Net unrealized appreciation (depreciation) of assets and
 liabilities in foreign currencies during the period..........        89,603           3,823           85,890              (788,817)
Net unrealized appreciation (depreciation) of investments
 and futures during the period................................   (67,600,826)    161,558,551       22,265,453           128,153,795
 ....................................................................................................................................
Net gain (loss) on investments................................   (81,811,761)    230,557,767       72,336,234           164,247,162
 ....................................................................................................................................
Net increase (decrease) in net assets resulting
 from operations..............................................  $(20,522,756)   $232,665,854      $77,511,076          $163,570,619
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Operations (continued)
------------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 1999
                                                                    Putnam VT       Putnam VT            Putnam VT        Putnam VT
                                                                    Investors           Money    New Opportunities        New Value
                                                                         Fund     Market Fund                 Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
Dividends.....................................................   $  3,122,422     $        --       $    8,212,882      $ 5,386,427
Interest......................................................      1,046,718      38,925,460            4,545,969          603,938
Less: foreign taxes withheld..................................             --              --              (38,243)          (3,135)
 ....................................................................................................................................
Total investment income.......................................      4,169,140      38,925,460           12,720,608        5,987,230
 ....................................................................................................................................
Expenses:
Compensation of Manager (Note 2)..............................      3,490,704       3,048,110           22,883,384        1,909,355
Investor servicing and custodian fees (Note 2)................        359,116         410,977            1,685,136          210,499
Compensation of Trustees (Note 2).............................         13,918          13,721               64,896           13,822
Administrative services (Note 2)..............................          9,529           9,674               33,176            6,715
Distribution fees-Class IB....................................         39,842          24,804               20,470            5,407
Reports to Shareholders.......................................          4,606           3,868               21,865            3,577
Auditing......................................................         34,363          39,108               56,357           32,884
Legal.........................................................          7,616          42,821               21,299            5,895
Other.........................................................          7,546          63,713               53,007            9,844
Fees waived and reimbursed by Manager (Note 2)................             --              --                   --               --
 ....................................................................................................................................
Total expenses................................................      3,967,240       3,656,796           24,839,590        2,197,998
 ....................................................................................................................................
Expense reduction (Note 2)....................................         (9,992)           (422)            (284,026)         (42,909)
Net expenses..................................................      3,957,248       3,656,374           24,555,564        2,155,089
 ....................................................................................................................................
Net investment income (loss)..................................        211,892      35,269,086          (11,834,956)       3,832,141
 ....................................................................................................................................
Net realized gain (loss) on investments (Notes 1 and 3).......    (11,522,514)             --          553,505,450       13,631,239
Net realized gain on futures contracts (Note 1)...............      1,981,939              --              983,336         (133,531)
Net realized gain (loss) on foreign currency transactions
 (Note 1).....................................................             --              --                 (673)              --
Net realized gain (loss) on swap contracts (Note 1)...........             --              --                   --               --
Net unrealized appreciation (depreciation) of assets and
 liabilities in foreign currencies during the period..........             --              --                 (108)              --
Net unrealized appreciation (depreciation) of investments
 and futures during the period................................    196,323,644              --        2,069,369,805      (18,973,465)
 ....................................................................................................................................
Net gain (loss) on investments................................    186,783,069              --        2,623,857,810       (5,475,757)
 ....................................................................................................................................
Net increase (decrease) in net assets resulting
 from operations..............................................   $186,994,961     $35,269,086       $2,612,022,854      $(1,643,616)
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Operations (continued)
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 1999                                                                                            Putnam VT
                                                                   Putnam VT         Putnam VT         Putnam VT        Utilities
                                                              OTC & Emerging          Research         Small Cap       Growth and
                                                                 Growth Fund              Fund     Value Fund***      Income Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment income:
Dividends....................................................    $     2,098       $   819,180          $ 71,634      $30,750,995
Interest.....................................................        233,743           111,748            19,267        6,792,017
Less: foreign taxes withheld.................................             --               (96)               --          (96,641)
 ..................................................................................................................................
Total investment income......................................        235,841           930,832            90,901       37,446,371
 ..................................................................................................................................
Expenses:
Compensation of Manager (Note 2).............................        483,385           512,755            46,193        6,510,389
Investor servicing and custodian fees (Note 2)...............        202,513           197,380            34,352          519,553
Compensation of Trustees (Note 2)............................         11,549             5,423               974           30,387
Administrative services (Note 2).............................          5,602             5,484               351           14,783
Distribution fees-Class IB...................................          6,159             8,390             2,159            7,515
Reports to Shareholders......................................            965               540               279           10,111
Auditing.....................................................         27,760            29,392            26,164           39,580
Legal........................................................          4,635             4,761             3,022           10,204
Other........................................................            955             1,153               277           12,237
Fees waived and reimbursed by Manager (Note 2)...............       (115,869)          (86,363)               --               --
 ..................................................................................................................................
Total expenses...............................................        627,654           678,915           113,771        7,154,759
 ..................................................................................................................................
Expense reduction (Note 2)...................................         (3,539)           (6,830)             (838)          (5,091)
Net expenses.................................................        624,115           672,085           112,933        7,149,668
 ..................................................................................................................................
Net investment income (loss).................................       (388,274)          258,747           (22,032)      30,296,703
 ..................................................................................................................................
Net realized gain (loss) on investments (Notes 1 and 3)......      7,384,808         4,655,553           (64,508)      53,046,273
Net realized gain on futures contracts (Note 1)..............         73,171            29,399                --               --
Net realized gain (loss) on foreign currency transactions
 (Note 1)....................................................             --                --                --          (21,027)
Net realized gain (loss) on swap contracts (Note 1)..........             --                --                --               --
Net unrealized appreciation (depreciation) of assets and
 liabilities in foreign currencies during the period.........             --                --                --           (7,337)
Net unrealized appreciation (depreciation) of investments
 and futures during the period...............................     82,931,192        19,261,649           424,700      (89,544,319)
 ..................................................................................................................................
Net gain (loss) on investments...............................     90,389,171        23,946,601           360,192      (36,526,410)
 ..................................................................................................................................
Net increase (decrease) in net assets resulting
 from operations.............................................    $90,000,897       $24,205,348          $338,160      $(6,229,707)
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Operations (continued)
------------------------------------------------------------------------------------------------
Year ended December 31, 1999
                                                                     Putnam VT        Putnam VT
                                                                         Vista          Voyager
                                                                          Fund             Fund
------------------------------------------------------------------------------------------------
Investment income:
Dividends.....................................................    $  1,171,798   $   32,975,395
Interest......................................................         544,151        8,313,558
Less: foreign taxes withheld..................................              --         (326,085)
 ................................................................................................
Total investment income.......................................       1,715,949       40,962,868
 ................................................................................................
Expenses:
Compensation of Manager (Note 2)..............................       2,459,639       34,843,021
Investor servicing and custodian fees (Note 2)................         299,617        2,777,422
Compensation of Trustees (Note 2).............................          14,317           91,170
Administrative services (Note 2)..............................           6,846           36,260
Distribution fees-Class IB....................................          10,196           58,792
Reports to Shareholders.......................................           4,201           34,375
Auditing......................................................          37,786           56,673
Legal.........................................................           6,493           43,124
Other.........................................................             553          196,965
Fees waived and reimbursed by Manager (Note 2)................              --               --
 ................................................................................................
Total expenses................................................       2,839,648       38,137,802
 ................................................................................................
Expense reduction (Note 2)....................................          (9,448)        (565,721)
Net expenses..................................................       2,830,200       37,572,081
 ................................................................................................
Net investment income (loss)..................................      (1,114,251)       3,390,787
 ................................................................................................
Net realized gain (loss) on investments (Notes 1 and 3).......      63,584,380    1,207,011,578
Net realized gain on futures contracts (Note 1)...............          57,498        9,317,699
Net realized gain (loss) on foreign currency transactions
 (Note 1).....................................................              --         (338,802)
Net realized gain (loss) on swap contracts (Note 1)...........              --               --
Net unrealized appreciation (depreciation) of assets and
 liabilities in foreign currencies during the period..........              --         (201,538)
Net unrealized appreciation (depreciation) of investments
 and futures during the period................................     125,371,848    2,179,887,421
 ................................................................................................
Net gain (loss) on investments................................     189,013,726    3,395,676,358
 ................................................................................................
Net increase (decrease) in net assets resulting
 from operations..............................................    $187,899,475   $3,399,067,145
------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Putnam VT                               Putnam VT
                                                            Asia Pacific Growth Fund                Diversified Income Fund
                                                             Year ended December 31                  Year ended December 31
                                                            1999                1998                1999                1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)........................       $   (137,944)        $   970,840        $ 51,540,107        $ 51,460,647
Net realized gain (loss) on investments and
 foreign currency transactions......................         34,416,391         (22,230,884)        (30,097,091)        (22,036,826)
Net unrealized appreciation (depreciation)
 of investments and assets and
 liabilities in foreign currencies..................         90,282,283          14,919,582         (10,311,440)        (39,661,327)
Net increase (decrease) in net assets
 ....................................................................................................................................
Net increase (decrease) in net assets
 resulting from operations..........................        124,560,730          (6,340,462)         11,131,576         (10,237,506)
 ....................................................................................................................................
Distributions to shareholders:
From net investment income
  Class IA..........................................                 --          (4,516,269)        (46,355,564)        (26,682,103)
  Class IB..........................................                 --                  --            (248,526)                 --
From net realized gain on investments
  Class IA..........................................                 --                  --                  --         (11,333,017)
  Class IB..........................................                 --                  --                  --                  --
From return of capital
  Class IA..........................................                 --            (127,308)                 --                  --
  Class IB..........................................                 --                  --                  --                  --
Increase (decrease) from capital share
 transactions (Note 4)..............................         42,512,429         (11,140,017)         11,374,604         111,121,414
 ....................................................................................................................................
Total increase (decrease) in net assets.............        167,073,159         (22,124,056)        (24,097,910)         62,868,788
 ....................................................................................................................................
Net assets:
Beginning of period (Note 5)                                 90,778,017         112,902,073         671,016,461         608,147,673
 ....................................................................................................................................
End of period.......................................       $257,851,176         $90,778,017        $646,918,551        $671,016,461
 ....................................................................................................................................
Undistributed net investment income (loss), end
 of period..........................................       $    976,693         $   (12,294)       $ 50,219,668        $ 46,307,097
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Putnam VT                               Putnam VT
                                                           The George Putnam Fund of Boston          Global Asset Allocation Fund
                                                            Year ended         Period ended                   Year ended
                                                            December 31         December 31                   December 31
                                                               1999               1998*                1999                1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)........................       $  6,886,890        $    874,769      $   21,964,671      $   25,355,658
Net realized gain (loss) on investments and
 foreign currency transactions......................         (4,313,035)            (15,776)         90,774,051          48,568,169
Net unrealized appreciation (depreciation)
 of investments and assets and
 liabilities in foreign currencies..................         (8,628,292)          4,925,141          (1,986,475)         43,294,979
 ....................................................................................................................................
Net increase (decrease) in net assets
 resulting from operations..........................         (6,054,437)          5,784,134         110,752,247         117,218,806
 ....................................................................................................................................
Distributions to shareholders:
From net investment income
  Class IA..........................................         (6,104,192)           (909,452)        (19,758,177)        (21,801,279)
  Class IB..........................................           (773,218)            (15,315)            (37,116)                 --
From net realized gain on investments
  Class IA..........................................           (358,545)                 --         (55,437,254)        (93,644,097)
  Class IB..........................................            (20,722)                 --            (105,805)                 --
From return of capital
  Class IA..........................................           (331,172)                 --                  --                  --
  Class IB..........................................            (41,950)                 --                  --                  --
Increase (decrease) from capital share
 transactions (Note 4)..............................        213,677,105         108,265,989         (49,382,307)         63,367,043
 ....................................................................................................................................
Total increase (decrease) in net assets.............        199,992,869         113,125,356         (13,968,412)         65,140,473
 ....................................................................................................................................
Net assets:
Beginning of period (Note 5)                                115,126,356           2,001,000       1,021,672,632         956,532,159
 ....................................................................................................................................
End of period.......................................       $315,119,225        $115,126,356      $1,007,704,220      $1,021,672,632
 ....................................................................................................................................
Undistributed net investment income (loss), end
 of period..........................................       $      9,057        $    (44,081)     $   14,838,015      $   18,368,225
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Putnam VT                               Putnam VT
                                                                 Global Growth Fund                     Growth and Income Fund
                                                                Year Ended December 31                  Year Ended December 31
                                                               1999                1998                1999                1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)........................     $   (1,894,761)     $    4,613,368      $  170,525,622      $  145,687,310
Net realized gain (loss) on investments and
 foreign currency transactions......................        502,750,828         196,526,598         801,627,738         655,020,567
Net unrealized appreciation (depreciation)
 of investments and assets and
 liabilities in foreign currencies..................        735,610,133         258,892,378        (813,641,826)        495,099,517
 ....................................................................................................................................
Net increase (decrease) in net assets
 resulting from operations..........................      1,236,466,200         460,032,344         158,511,534       1,295,807,394
 ....................................................................................................................................
Distributions to shareholders:
From net investment income
  Class IA..........................................         (8,217,030)        (45,115,988)       (140,251,765)       (149,956,847)
  Class IB..........................................             (8,486)                 --            (202,648)                 --
From net realized gain on investments
  Class IA..........................................       (171,107,573)       (225,579,941)       (699,887,168)       (978,918,294)
  Class IB..........................................           (180,962)                 --          (1,021,247)                 --
Increase (decrease) from capital share
 transactions (Note 4)..............................         74,112,123         187,077,579         456,071,173       1,451,702,995
 ....................................................................................................................................
Total increase (decrease) in net assets.............      1,131,064,272         376,413,994        (226,780,121)      1,618,635,248
 ....................................................................................................................................
Net assets:
Beginning of period (Note 5)                              1,987,917,452       1,611,503,458       9,955,969,321       8,337,334,073
 ....................................................................................................................................
End of period.......................................     $3,118,981,724      $1,987,917,452      $9,729,189,200      $9,955,969,321
 ....................................................................................................................................
Undistributed net investment income (loss), end
 of period..........................................     $    2,461,477      $    7,163,966      $  169,485,458      $  139,548,823
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Putnam VT                                 Putnam VT
                                                                Health Sciences Fund                         High Yield Fund
                                                              Year ended       Period ended                    Year ended
                                                            December 31         December 31                    December 31
                                                                 1999               1998*                1999                1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)........................       $    260,217        $     84,355       $ 103,831,928      $  111,348,978
Net realized gain (loss) on investments and
 foreign currency transactions......................        (17,304,965)         (4,823,757)        (60,648,127)        (19,658,042)
Net unrealized appreciation (depreciation)
 of investments and assets and
 liabilities in foreign currencies..................         13,481,081          17,951,815          14,876,985        (155,030,509)
 ....................................................................................................................................
Net increase (decrease) in net assets
 resulting from operations..........................         (3,563,667)         13,212,413          58,060,786         (63,339,573)
 ....................................................................................................................................
Distributions to shareholders:
From net investment income
  Class IA..........................................           (186,582)            (83,480)       (109,086,026)        (84,098,235)
  Class IB..........................................             (7,170)             (1,104)           (431,138)                 --
From net realized gain on investments
  Class IA..........................................                 --                  --                  --         (13,196,473)
  Class IB..........................................                 --                  --                  --                  --
From return of capital
  Class IA..........................................                 --             (32,926)                 --                  --
  Class IB..........................................                 --                (435)                 --                  --
Increase (decrease) from capital share
 transactions (Note 4)..............................        106,202,757         121,469,206          (1,038,661)        170,067,410
 ....................................................................................................................................
Total increase (decrease) in net assets.............        102,445,338         134,563,674         (52,495,039)          9,433,129
 ....................................................................................................................................
Net assets:
Beginning of period (Note 5)                                136,564,674           2,001,000       1,034,731,253       1,025,298,124
 ....................................................................................................................................
End of period.......................................       $239,010,012        $136,564,674       $ 982,236,214      $1,034,731,253
 ....................................................................................................................................
Undistributed net investment income (loss), end
 of period..........................................       $     67,644        $         --       $ 103,224,362      $  110,935,694
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Putnam VT                                Putnam  VT
                                                                    Income Fund                       International Growth Fund
                                                                Year ended December 31                  Year ended December 31
                                                               1999                1998                1999                1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)........................       $ 61,289,005      $   53,300,076        $  2,108,087        $  2,009,754
Net realized gain (loss) on investments and
 foreign currency transactions......................        (14,300,538)         17,116,323          68,995,393          (6,419,294)
Net unrealized appreciation (depreciation)
 of investments and assets and
 liabilities in foreign currencies..................        (67,511,223)         (3,093,378)        161,562,374          38,588,932
 ....................................................................................................................................
Net increase (decrease) in net assets
 resulting from operations..........................        (20,522,756)         67,323,021         232,665,854          34,179,392
 ....................................................................................................................................
Distributions to shareholders:
From net investment income
  Class IA..........................................        (55,304,022)        (42,868,771)                 --            (843,870)
  Class IB..........................................           (243,387)                 --                  --             (20,511)
From net realized gain on investments
  Class IA..........................................        (15,808,532)         (1,115,763)                 --                  --
  Class IB..........................................            (69,762)                 --                  --                  --
From return of capital
  Class IA..........................................                 --                  --                  --            (191,218)
  Class IB..........................................                 --                  --                  --              (4,648)
Increase (decrease) from capital share
  transactions (Note 4)                                      43,415,753         189,570,369         116,313,958         134,832,557
 ....................................................................................................................................
Total increase (decrease) in net assets                     (48,532,706)        212,908,856         348,979,812         167,951,702
 ....................................................................................................................................
Net assets:
Beginning of period (Note 5)                              1,002,448,940         789,540,084         318,836,194         150,884,492
 ....................................................................................................................................
End of period                                              $953,916,234      $1,002,448,940        $667,816,006        $318,836,194
 ....................................................................................................................................
Undistributed net investment income (loss), end
  of period                                                $ 59,543,667      $   52,744,212        $  2,930,362        $   (336,147)
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Putnam  VT                        Putnam VT International
                                                          International Growth and Income Fund           New Opportunities Fund
                                                                 Year ended December 31                  Year ended December 31
                                                                1999                1998                1999                1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)........................       $  5,174,842        $  5,088,773        $   (676,543)       $   (441,590)
Net realized gain (loss) on investments and
 foreign currency transactions......................         49,984,891           4,694,683          36,882,184          (8,286,399)
Net unrealized appreciation (depreciation)
 of investments and assets and
 liabilities in foreign currencies..................         22,351,343          14,381,219         127,364,978          26,474,514
 ....................................................................................................................................
Net increase (decrease) in net assets
 resulting from operations..........................         77,511,076          24,164,675         163,570,619          17,746,525
 ....................................................................................................................................
Distributions to shareholders:
From net investment income
  Class IA..........................................                 --          (2,590,484)            (57,846)           (235,886)
  Class IB..........................................                 --              (9,677)                (10)
From net realized gain on investments
  Class IA..........................................                 --          (5,311,565)                 --                  --
  Class IB..........................................                 --             (18,886)                 --                  --
In excess of net realized gain on investments
  Class IA..........................................                 --          (4,427,665)                 --                  --
  Class IB..........................................                 --             (15,743)                 --                  --
From return of capital
  Class IA..........................................                 --          (1,529,177)                 --                  --
  Class IB..........................................                 --              (5,628)                 --                  --
Increase (decrease) from capital share
  transactions (Note 4)                                      14,672,412          89,118,942          65,486,713          11,025,001
 ....................................................................................................................................
Total increase (decrease) in net assets                      92,183,488          99,374,792         228,999,476          28,535,640
 ....................................................................................................................................
Net assets:
Beginning of period (Note 5)                                305,972,802         206,598,010         135,536,124         107,000,484
 ....................................................................................................................................
End of period                                              $398,156,290        $305,972,802        $364,535,600        $135,536,124
 ....................................................................................................................................
Undistributed net investment income (loss), end
  of period                                                $ 12,686,597        $   (654,990)       $     (9,810)       $   (233,349)
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Putnam VT
                                                                    Investors Fund                              Putnam VT
                                                             Year ended         Period ended                Money Market Fund
                                                             December 31         December 31             Year ended December 31
                                                                1999               1998*                1999                1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)........................       $    211,892        $    183,347        $ 35,269,086        $ 25,582,369
Net realized gain (loss) on investments and
 foreign currency transactions......................         (9,540,575)         (8,838,294)                 --                  --
Net unrealized appreciation (depreciation)
 of investments and assets and
 liabilities in foreign currencies..................        196,323,644          39,093,065                  --                  --
 ....................................................................................................................................
Net increase (decrease) in net assets
 resulting from operations..........................        186,994,961          30,438,118          35,269,086          25,582,369
 ....................................................................................................................................
Distributions to shareholders:
From net investment income
  Class IA..........................................                 --            (181,901)        (34,493,642)        (25,507,476)
  Class IB..........................................                 --              (1,605)           (775,444)            (74,893)
From return of capital
  Class IA..........................................                 --            (110,129)                 --                  --
  Class IB..........................................                 --                (972)                 --                  --
Increase (decrease) from capital share
 transactions (Note 4)..............................        536,035,433         213,770,543         256,183,321         202,768,885
 ....................................................................................................................................
Total increase (decrease) in net assets.............        723,030,394         243,914,054         256,183,321         202,768,885
 ....................................................................................................................................
Net assets:
Beginning of period (Note 5)                                245,915,054           2,001,000         608,346,033         405,577,148
 ....................................................................................................................................
End of period.......................................       $968,945,448        $245,915,054        $864,529,354        $608,346,033
 ....................................................................................................................................
Undistributed net investment income (loss), end
 of period..........................................       $    211,892        $         --        $         --         $        --
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Putnam VT                                Putnam VT
                                                               New Opportunities Fund                        New Value Fund
                                                               Year ended December 31                    Year ended December 31
                                                              1999                1998                  1999                1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)........................     $  (11,834,956)     $   (4,679,495)       $  3,832,141        $  3,116,783
Net realized gain (loss) on investments and
 foreign currency transactions......................        554,488,113          52,243,397          13,497,708           3,733,085
Net unrealized appreciation (depreciation)
 of investments and assets and
 liabilities in foreign currencies..................      2,069,369,697         621,550,838         (18,973,465)          7,492,278
 ....................................................................................................................................
Net increase (decrease) in net assets
 resulting from operations..........................      2,612,022,854         669,114,740          (1,643,616)         14,342,146
 ....................................................................................................................................
Distributions to shareholders:
From net investment income
  Class IA..........................................                 --                  --             (20,345)         (4,522,395)
  Class IB..........................................                 --                  --                  --              (3,988)
From net realized gain on investments
  Class IA..........................................        (51,876,521)        (40,377,073)         (4,292,863)         (4,472,218)
  Class IB..........................................            (41,740)                 --             (14,678)               (755)
Increase (decrease) from capital share
 transactions (Note 4)..............................        347,516,049         368,601,899           8,437,167          55,434,143
 ....................................................................................................................................
Total increase (decrease) in net assets.............      2,907,620,642         997,339,566           2,465,665          60,776,933
 ....................................................................................................................................
Net assets:
Beginning of period (Note 5)                              3,587,583,424       2,590,243,858         256,167,784         195,390,851
 ....................................................................................................................................
End of period.......................................     $6,495,204,066      $3,587,583,424        $258,633,449        $256,167,784
 ....................................................................................................................................
Undistributed net investment income (loss), end
 of period..........................................     $           --      $           --        $  3,845,341        $     57,759
------------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Putnam VT                               Putnam VT
                                                             OTC & Emerging Growth Fund                     Research Fund
                                                          Year ended          Period ended         Year ended         Period ended
                                                           December 31         December 31         December 31         December 31
                                                               1999               1998*                1999               1998**
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)........................     $   (388,274)        $   (21,409)       $    258,747         $    21,881
Net realized gain (loss) on investments and
 foreign currency transactions......................        7,457,979          (2,732,544)          4,684,952             273,279
Net unrealized appreciation (depreciation)
 of investments and assets and
 liabilities in foreign currencies..................       82,931,192           5,873,260          19,261,649           1,979,496
 ..................................................................................................................................
Net increase (decrease) in net assets
 resulting from operations..........................       90,000,897           3,119,307          24,205,348           2,274,656
 ..................................................................................................................................
Distributions to shareholders:
From net investment income
  Class IA..........................................               --                  --            (242,375)            (21,723)
  Class IB..........................................               --                  --             (36,664)               (158)
From net realized gain on investments
  Class IA..........................................         (500,533)                 --          (3,394,940)            (11,993)
  Class IB..........................................          (50,324)                 --            (567,989)               (105)
From return of capital
  Class IA..........................................               --             (10,506)                 --                  --
  Class IB..........................................               --                 (91)                 --                  --
Increase (decrease) from capital share
 transactions (Note 4)..............................      113,385,084          23,490,269         117,480,745          18,640,566
 ..................................................................................................................................
Total increase (decrease) in net assets.............      202,835,124          26,598,979         137,444,125          20,881,243
 ..................................................................................................................................
Net assets:
Beginning of period (Note 5)                               28,599,979           2,001,000          22,881,243           2,000,000
 ..................................................................................................................................
End of period.......................................     $231,435,103         $28,599,979        $160,325,368         $22,881,243
 ..................................................................................................................................
Undistributed net investment income (loss), end
 of period..........................................     $         --         $        --        $         --         $        --
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                                            Putnam VT
                                                      Small Cap Value Fund                         Putnam VT
                                                           Period ended                        Utilities Growth and Income Fund
                                                            December 31                         Year ended December 31
                                                              1999***                                   1999                1998
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)........................      $   (22,032)                         $   30,296,703      $   28,359,479
Net realized gain (loss) on investments and
 foreign currency transactions......................          (64,508)                             53,025,246          29,497,527
Net unrealized appreciation (depreciation)
 of investments and assets and
 liabilities in foreign currencies..................          424,700                             (89,551,656)         70,693,208
 ..................................................................................................................................
Net increase (decrease) in net assets
 resulting from operations..........................          338,160                              (6,229,707)        128,550,214
 ..................................................................................................................................
Distributions to shareholders:
From net investment income
  Class IA..........................................               --                             (28,075,188)        (25,052,399)
  Class IB..........................................               --                                 (76,882)                 --
From net realized gain on investments
  Class IA..........................................               --                             (29,484,585)        (43,178,545)
  Class IB..........................................               --                                 (81,067)                 --
In excess of net realized gain on investments
  Class IA..........................................          (29,558)                                     --                  --
  Class IB..........................................          (16,083)                                     --                  --
From return of capital
  Class IA..........................................           (4,645)                                     --                  --
  Class IB..........................................           (2,528)                                     --                  --
Increase (decrease) from capital share
 transactions (Note 4)..............................       17,396,297                               3,739,203         134,550,230
 ..................................................................................................................................
Total increase (decrease) in net assets.............       17,681,643                             (60,208,226)        194,869,500
 ..................................................................................................................................
Net assets:
Beginning of period (Note 5)                                1,000,000                           1,017,126,041         822,256,541
 ..................................................................................................................................
End of period.......................................      $18,681,643                          $  956,917,815      $1,017,126,041
 ..................................................................................................................................
Undistributed net investment income (loss), end
 of period..........................................      $        --                          $   30,117,051      $   28,000,418
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Putnam VT                               Putnam VT
                                                                    Vista Fund                             Voyager Fund
                                                               Year ended December 31                  Year ended December 31
                                                              1999                1998                1999                1998
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)........................     $ (1,114,251)       $   (275,761)     $    3,390,787      $    6,782,667
Net realized gain (loss) on investments and
 foreign currency transactions......................       63,641,878         (10,989,282)      1,215,990,475         508,086,665
Net unrealized appreciation (depreciation)
 of investments and assets and
 liabilities in foreign currencies..................      125,371,848          53,652,396       2,179,685,883         594,982,328
Net increase (decrease) in net assets
 resulting from operations..........................      187,899,475          42,387,353       3,399,067,145       1,109,851,660
Distributions to shareholders:
From net investment income
  Class IA..........................................               --                  --          (6,563,907)        (11,793,024)
  Class IB..........................................               --                  --              (8,482)                 --
From net realized gain on investments
  Class IA..........................................      (38,819,301)                 --        (526,374,820)       (287,749,794)
  Class IB..........................................       (2,334,899)                 --            (786,010)                 --
Increase (decrease) from capital share
 transactions (Note 4)..............................      120,787,683          99,415,966         613,346,755         458,561,422
Total increase (decrease) in net assets.............      267,532,958         141,803,319       3,478,680,681       1,268,870,264
Net assets:
Beginning of period (Note 5)                              312,463,739         170,660,420       5,807,405,406       4,538,535,142
End of period.......................................     $579,996,697        $312,463,739      $9,286,086,087      $5,807,405,406
Undistributed net investment income (loss), end
 of period..........................................     $         --        $         --      $    2,868,109      $    6,388,437
----------------------------------------------------------------------------------------------------------------------------------
*   From April 30, 1998 (commencement of operations) to December 31, 1998.
**  From September 30, 1998 (commencent of operations) to December 31, 1998.
*** From April 30, 1999 (commencement of operations) to December 31, 1999.

ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



[THIS PAGE INTENTIONALLY LEFT BLANK]


PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
--------------------------------------------------------------------------------------------------------
                                                  Investment Operations
                                                                    Net
                                    Net                             Realized and
                                    Asset                           Unrealized
                                    Value,        Net               Gain (Loss)      Total from
                                    Beginning     Investment        on               Investment
Period ended                        of Period     Income (Loss)     Investments      Operations
--------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 1999                   $ 8.33        $ (.01)(a)        $ 8.97           $ 8.96
December 31, 1998                     9.20           .08(a)           (.56)            (.48)
December 31, 1997                    11.01           .07             (1.66)           (1.59)
December 31, 1996                    10.23           .05               .88              .93
December 31, 1995**                  10.00           .06(a)(b)         .17              .23
 ........................................................................................................
Putnam VT Diversified Income Fund
December 31, 1999                   $10.49        $  .80(a)         $ (.63)          $  .17
December 31, 1998                    11.31           .86(a)           (.99)            (.13)
December 31, 1997                    11.27           .82(a)           (.05)             .77
December 31, 1996                    11.03           .80(a)            .11              .91
December 31, 1995                     9.74           .71              1.09             1.80
 ........................................................................................................
Putnam VT The George Putnam Fund of Boston
December 31, 1999                   $10.28        $  .32(a)         $ (.36)          $ (.04)
December 31, 1998*****               10.00           .18(a)(b)         .19              .37
 ........................................................................................................
Putnam VT Global Asset Allocation Fund
December 31, 1999                   $18.94        $  .41(a)         $ 1.69           $ 2.10
December 31, 1998                    18.76           .46(a)           2.00             2.46
December 31, 1997                    17.25           .50              2.63             3.13
December 31, 1996                    16.15           .43              1.94             2.37
December 31, 1995                    13.19           .47              2.74             3.21
 ........................................................................................................
Putnam VT Global Growth Fund
December 31, 1999                   $20.28        $  .02(a)         $12.09           $12.07
December 31, 1998                    18.34           .05(a)           5.01             5.06
December 31, 1997                    16.88           .13              2.18             2.31
December 31, 1996                    15.18           .17              2.35             2.52
December 31, 1995                    13.48           .20              1.85             2.05
 ........................................................................................................
Putnam VT Growth and Income Fund
December 31, 1999                   $28.77        $  .47(a)         $ 0.01           $  .48
December 31, 1998                    28.32           .44(a)           3.77             4.21
December 31, 1997                    24.56           .48              5.07             5.55
December 31, 1996                    21.47           .65(a)           3.84             4.49
December 31, 1995                    16.44           .53              5.31             5.84
 ........................................................................................................
Putnam VT Health Sciences Fund
December 31, 1999                   $10.94        $  .01(a)         $ (.44)          $ (.43)
December 31, 1998*****               10.00           .01(a)(b)         .94              .95
 ........................................................................................................
Putnam VT High Yield Fund
December 31, 1999                   $11.70        $ 1.13(a)         $ (.48)          $  .65
December 31, 1998                    13.62          1.31(a)          (1.98)            (.67)
December 31, 1997                    12.96          1.06               .65             1.71
December 31, 1996                    12.37          1.18(a)            .32             1.50
December 31, 1995                    11.46           .91              1.05             1.96
--------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
CLASS IA
--------------------------------------------------------------------------------------------------------
                                 Less Distributions:

                                                               From          In Excess
                                 From           In Excess      Net           of Net
                                 Net            of Net         Realized      Realized        From
                                 Investment     Investment     Gain on       Gain on         Return
Period ended                     Income         Income         Investments   Investments     of Capital
--------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 1999                $    --        $    --        $    --       $    --         $    --
December 31, 1998                   (.38)            --             --            --            (.01)
December 31, 1997                   (.22)            --             --            --              --
December 31, 1996                   (.15)            --             --            --              --
December 31, 1995**                   --             --             --            --              --
 ........................................................................................................
Putnam VT Diversified Income Fund
December 31, 1999                $  (.74)       $    --        $    --       $    --         $    --
December 31, 1998                   (.48)            --           (.21)           --              --
December 31, 1997                   (.63)            --           (.10)           --              --
December 31, 1996                   (.67)            --             --            --              --
December 31, 1995                   (.51)            --             --            --              --
 ........................................................................................................
Putnam VT The George Putnam Fund of Boston
December 31, 1999                $  (.23)       $    --        $  (.02)      $    --         $  (.01)
December 31, 1998*****              (.09)            --             --            --              --
 ........................................................................................................
Putnam VT Global Asset Allocation Fund
December 31, 1999                $  (.38)       $    --        $ (1.06)      $    --         $    --
December 31, 1998                   (.43)            --          (1.85)           --              --
December 31, 1997                   (.60)            --           1.02)           --              --
December 31, 1996                   (.44)            --           (.83)           --              --
December 31, 1995                   (.25)            --             --            --              --
 ........................................................................................................
Putnam VT Global Growth Fund
December 31, 1999                $  (.09)       $    --        $ (1.77)      $    --         $    --
December 31, 1998                   (.52)            --          (2.60)           --              --
December 31, 1997                   (.41)            --           (.44)           --              --
December 31, 1996                   (.25)            --           (.57)           --              --
December 31, 1995                   (.11)            --           (.24)           --              --
 ........................................................................................................
Putnam VT Growth and Income Fund
December 31, 1999                $  (.41)       $    --        $ (2.04)      $    --         $    --
December 31, 1998                   (.50)            --          (3.26)           --              --
December 31, 1997                   (.52)            --          (1.27)           --              --
December 31, 1996                   (.51)            --           (.89)           --              --
December 31, 1995                   (.51)            --           (.30)           --              --
 ........................................................................................................
Putnam VT Health Sciences Fund
December 31, 1999                $  (.01)       $    --        $    --       $    --         $    --
December 31, 1998*****              (.01)            --             --            --              --(e)
 ........................................................................................................
Putnam VT High Yield Fund
December 31, 1999                $ (1.26)       $    --        $    --       $    --         $    --
December 31, 1998                  (1.08)            --           (.17)           --              --
December 31, 1997                   (.94)            --           (.11)           --              --
December 31, 1996                   (.91)            --             --            --              --
December 31, 1995                  (1.05)            --             --            --              --
--------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
CLASS IA
--------------------------------------------------------------------------------------------------------
                                                                          Total
                                                                          Investment
                                                                          Return at        Net Assets,
                                    Total             Net Asset Value,    Net Asset        End of Period
Period ended                        Distributions     End of Period       Value (%)(c)     (in thousands)
--------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 1999                   $   --            $17.29             107.56            $   250,986
December 31, 1998                     (.39)             8.33              (5.48)                90,667
December 31, 1997                     (.22)             9.20             (14.66)               112,902
December 31, 1996                     (.15)            11.01               9.10                130,548
December 31, 1995**                     --             10.23               2.30*                25,045
 ........................................................................................................
Putnam VT Diversified Income Fund
December 31, 1999                   $ (.74)           $ 9.92               1.66            $   623,737
December 31, 1998                     (.69)            10.49              (1.37)               669,053
December 31, 1997                     (.73)            11.31               7.38                608,148
December 31, 1996                     (.67)            11.27               8.81                494,811
December 31, 1995                     (.51)            11.03              19.13                303,721
 ........................................................................................................
Putnam VT The George Putnam Fund of Boston
December 31, 1999                   $ (.26)           $ 9.98              (0.36)           $   276,553
December 31, 1998*****                (.09)            10.28               3.69*               113,202
 ........................................................................................................
Putnam VT Global Asset Allocation Fund
December 31, 1999                   $(1.44)           $19.60              11.85            $ 1,001,087
December 31, 1998                    (2.28)            18.94              13.47              1,020,354
December 31, 1997                    (1.62)            18.76              19.67                956,532
December 31, 1996                    (1.27)            17.25              15.62                747,734
December 31, 1995                     (.25)            16.15              24.71                535,666
 ........................................................................................................
Putnam VT Global Growth Fund
December 31, 1999                   $(1.86)           $30.49              65.00            $ 3,090,073
December 31, 1998                    (3.12)            20.28              29.71              1,987,094
December 31, 1997                     (.85)            18.34              14.33              1,611,503
December 31, 1996                     (.82)            16.88              17.20              1,344,887
December 31, 1995                     (.35)            15.18              15.67                831,593
 ........................................................................................................
Putnam VT Growth and Income Fund
December 31, 1999                   $(2.45)           $26.80               1.59            $ 9,567,077
December 31, 1998                    (3.76)            28.77              15.42              9,948,386
December 31, 1997                    (1.79)            28.32              24.15              8,337,334
December 31, 1996                    (1.40)            24.56              21.92              5,679,100
December 31, 1995                     (.81)            21.47              36.71              3,312,306
 ........................................................................................................
Putnam VT Health Sciences Fund
December 31, 1999                   $ (.01)           $10.50              (3.93)           $   218,848
December 31, 1998*****                (.01)            10.94               9.51*               134,436
 ........................................................................................................
Putnam VT High Yield Fund
December 31, 1999                   $(1.26)           $11.09               5.92            $   964,590
December 31, 1998                    (1.25)            11.70              (5.86)             1,032,892
December 31, 1997                    (1.05)            13.62              14.34              1,025,298
December 31, 1996                     (.91)            12.96              12.81                769,918
December 31, 1995                    (1.05)            12.37              18.32                498,467
--------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
CLASS IA
--------------------------------------------------------------------------------------------------------
                                                         Ratio of Net
                                      Ratio of           Investment
                                      Expenses           Income (Loss)
                                      to Average Net     to Average      Portfolio
Period ended                          Assets (%)(d)      Net Assets (%)  Turnover (%)
--------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 1999                     1.13                (.09)          145.51
December 31, 1998                     1.12                1.01           136.49
December 31, 1997                     1.07                 .70           102.92
December 31, 1996                     1.23                 .84            66.10
December 31, 1995**                    .81(b)*             .72(b)*        67.72*
 ........................................................................................................
Putnam VT Diversified Income Fund
December 31, 1999                      .78                7.86           117.02
December 31, 1998                      .78                7.94           186.80
December 31, 1997                      .80                7.43           282.56
December 31, 1996                      .83                7.45           235.53
December 31, 1995                      .85                7.85           297.17
 ........................................................................................................
Putnam VT The George Putnam Fund of Boston
December 31, 1999                      .83                3.04           173.41
December 31, 1998*****                 .57(b)*            1.84(b)*        99.85*
 ........................................................................................................
Putnam VT Global Asset Allocation Fund
December 31, 1999                      .77                2.22           149.82
December 31, 1998                      .78                2.54           133.80
December 31, 1997                      .77                3.01           181.05
December 31, 1996                      .83                3.08           165.03
December 31, 1995                      .84                3.31           150.88
 ........................................................................................................
Putnam VT Global Growth Fund
December 31, 1999                      .73                (.09)          154.88
December 31, 1998                      .72                 .26           164.56
December 31, 1997                      .75                 .77           158.37
December 31, 1996                      .76                1.25            79.18
December 31, 1995                      .75                1.49            82.53
 ........................................................................................................
Putnam VT Growth and Income Fund
December 31, 1999                      .50                1.66            53.68
December 31, 1998                      .50                1.59            63.62
December 31, 1997                      .51                2.08            64.96
December 31, 1996                      .54                2.90            39.57
December 31, 1995                      .57                3.34            50.87
 ........................................................................................................
Putnam VT Health Sciences Fund
December 31, 1999                      .83                 .14            82.45
December 31, 1998*****                 .61(b)*             .14(b)*        39.68*
 ........................................................................................................
Putnam VT High Yield Fund
December 31, 1999                      .72               10.18            52.96
December 31, 1998                      .71               10.31            52.00
December 31, 1997                      .72                9.26            84.61
December 31, 1996                      .76                9.57            62.72
December 31, 1995                      .79                9.42            69.78
--------------------------------------------------------------------------------------------------------
See page 166 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
--------------------------------------------------------------------------------------------------------
                                                  Investment Operations
                                                                    Net
                                    Net                             Realized and
                                    Asset                           Unrealized
                                    Value,        Net               Gain (Loss)      Total from
                                    Beginning     Investment        on               Investment
Period ended                        of Period     Income (Loss)     Investments      Operations
--------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 1999                   $13.73        $  .78(a)         $(1.05)          $ (.27)
December 31, 1998                    13.42           .82(a)            .24             1.06
December 31, 1997                    13.21           .88               .18             1.06
December 31, 1996                    13.74           .81              (.52)             .29
December 31, 1995                    12.22           .81              1.56             2.37
 ........................................................................................................
Putnam VT International Growth Fund
December 31, 1999                   $13.52        $  .08(a)         $ 8.06           $ 8.14
December 31, 1998                    11.43           .11(a)           2.03             2.14
December 31, 1997***                 10.00           .05(b)           1.56             1.61
 ........................................................................................................
Putnam VT International Growth and Income Fund
December 31, 1999                   $12.24        $  .21(a)         $ 2.80           $ 3.01
December 31, 1998                    11.53           .23(a)           1.06             1.29
December 31, 1997***                 10.00           .07              1.87             1.94
 ........................................................................................................
Putnam VT International New Opportunities Fund
December 31, 1999                   $11.49        $ (.05)(a)        $11.88           $11.83
December 31, 1998                     9.96          (.04)(a)(b)       1.59             1.55
December 31, 1997***                 10.00           .01(b)           (.02)            (.01)
 ........................................................................................................
Putnam VT Investors Fund
December 31, 1999                   $11.65        $ (.01)(a)        $ 3.50           $ 3.51
December 31, 1998*****               10.00           .02(a)(b)        1.65             1.67
 ........................................................................................................
Putnam VT Money Market Fund
December 31, 1999                   $ 1.00        $.0476            $   --           $.0476
December 31, 1998                     1.00         .0510                --            .0510
December 31, 1997                     1.00         .0509                --            .0509
December 31, 1996                     1.00         .0497                --            .0497
December 31, 1995                     1.00         .0533                --            .0533
 ........................................................................................................
Putnam VT New Opportunities Fund
December 31, 1999                   $26.06        $ (.08)(a)        $17.93           $17.85
December 31, 1998                    21.23          (.04)             5.19             5.15
December 31, 1997                    17.22            --(e)           4.01             4.01
December 31, 1996                    15.63          (.01)             1.60             1.59
December 31, 1995                    10.82            --              4.84             4.84
 ........................................................................................................
Putnam VT New Value Fund
December 31, 1999                   $12.03        $  .18(a)         $ (.14)          $  .04
December 31, 1998                    11.76           .16(a)            .57              .73
December 31, 1997***                 10.00           .18(a)           1.58             1.76
 ........................................................................................................
Putnam VT OTC & Emerging Growth Fund
December 31, 1999                   $10.09        $ (.08)(a)(b)     $12.84           $12.76
December 31, 1998*****               10.00          (.01)(a)(b)        .10              .09
 ........................................................................................................
Putnam VT Research Fund
December 31, 1999                   $11.93        $  .05(a)(b)      $ 3.20           $ 3.25
December 31, 1998******              10.00           .02(a)(b)        1.93             1.95
 ........................................................................................................
Putnam VT Small Cap Value Fund
December 31, 1999*******            $10.00        $ (.02)(a)        $  .37           $  .35
--------------------------------------------------------------------------------------------------------




Financial Highlights (continued)
CLASS IA
--------------------------------------------------------------------------------------------------------
                                 Less Distributions:

                                                               From          In Excess
                                 From           In Excess      Net           of Net
                                 Net            of Net         Realized      Realized        From
                                 Investment     Investment     Gain on       Gain on         Return
Period ended                     Income         Income         Investments   Investments     of Capital
--------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 1999                $  (.73)        $  --         $ (.21)       $   --           $  --
December 31, 1998                   (.73)         (.02)            --            --              --
December 31, 1997                   (.85)           --             --            --              --
December 31, 1996                   (.82)           --             --            --              --
December 31, 1995                   (.85)           --             --            --              --
 ........................................................................................................
Putnam VT International Growth Fund
December 31, 1999                $    --        $   --         $   --        $   --           $  --
December 31, 1998                   (.04)           --             --            --            (.01)
December 31, 1997***                (.05)         (.02)          (.04)         (.06)           (.01)
 ........................................................................................................
Putnam VT International Growth and Income Fund
December 31, 1999                $    --        $   --         $   --        $   --           $  --
December 31, 1998                   (.11)           --           (.22)         (.19)           (.06)
December 31, 1997***                (.08)         (.05)          (.28)           --              --
 ........................................................................................................
Putnam VT International New Opportunities Fund
December 31, 1999                $  (.01)       $   --         $   --        $   --           $  --
December 31, 1998                   (.02)           --             --            --              --
December 31, 1997***                (.01)         (.02)            --            --              --
 ........................................................................................................
Putnam VT Investors Fund
December 31, 1999                $    --        $   --         $   --        $   --           $  --
December 31, 1998*****              (.01)           --             --            --            (.01)
 ........................................................................................................
Putnam VT Money Market Fund
December 31, 1999                $(.0476)       $   --         $   --        $   --           $  --
December 31, 1998                 (.0510)           --             --            --              --
December 31, 1997                 (.0509)           --             --            --              --
December 31, 1996                 (.0497)           --             --            --              --
December 31, 1995                 (.0533)           --             --            --              --
 ........................................................................................................
Putnam VT New Opportunities Fund
December 31, 1999                $    --        $   --         $ (.37)       $   --           $  --
December 31, 1998                     --            --           (.32)           --              --
December 31, 1997                     --            --             --            --              --
December 31, 1996                     --            --             --            --              --
December 31, 1995                     --            --           (.02)           --            (.01)
 ........................................................................................................
Putnam VT New Value Fund
December 31, 1999                $    --(e)     $   --         $ (.21)       $   --           $  --
December 31, 1998                   (.23)           --           (.23)           --              --
December 31, 1997***                  --            --             --            --              --
 ........................................................................................................
Putnam VT OTC & Emerging Growth Fund
December 31, 1999                $    --        $   --         $ (.06)       $   --           $  --
December 31, 1998*****                --            --             --            --              --(e)
 ........................................................................................................
Putnam VT Research Fund
December 31, 1999                $  (.03)       $   --         $ (.46)       $   --           $  --
December 31, 1998******             (.01)           --           (.01)           --              --
 ........................................................................................................
Putnam VT Small Cap Value Fund
December 31, 1999*******         $    --        $   --         $   --        $ (.03)          $(.01)
--------------------------------------------------------------------------------------------------------




Financial Highlights (continued)
CLASS IA
--------------------------------------------------------------------------------------------------------
                                                                          Total
                                                                          Investment
                                                                          Return at        Net Assets,
                                    Total             Net Asset Value,    Net Asset        End of Period
Period ended                        Distributions     End of Period       Value (%)(c)     (in thousands)
--------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 1999                   $  (.94)          $12.52              (2.07)           $  935,800
December 31, 1998                      (.75)           13.73               8.25             1,000,161
December 31, 1997                      (.85)           13.42               8.64               789,540
December 31, 1996                      (.82)           13.21               2.42               778,924
December 31, 1995                      (.85)           13.74              20.44               747,024
 ........................................................................................................
Putnam VT International Growth Fund
December 31, 1999                   $    --           $21.66              60.21            $  627,368
December 31, 1998                      (.05)           13.52              18.69               317,602
December 31, 1997***                   (.18)           11.43              16.13               150,884
 ........................................................................................................
Putnam VT International Growth and Income Fund
December 31, 1999                   $    --           $15.25              24.59            $  387,504
December 31, 1998                      (.58)           12.24              11.28               305,047
December 31, 1997***                   (.41)           11.53              19.43               206,598
 ........................................................................................................
Putnam VT International New Opportunities Fund
December 31, 1999                   $  (.01)          $23.31             102.96            $  330,982
December 31, 1998                      (.02)           11.49              15.58               135,451
December 31, 1997***                   (.03)            9.96               (.10)              107,000
 ........................................................................................................
Putnam VT Investors Fund
December 31, 1999                   $    --           $15.16              30.13            $  867,151
December 31, 1998*****                 (.02)           11.65              16.66*              243,296
 ........................................................................................................
Putnam VT Money Market Fund
December 31, 1999                   $(.0476)          $ 1.00               4.86            $  823,013
December 31, 1998                    (.0510)            1.00               5.19               595,158
December 31, 1997                    (.0509)            1.00               5.22               405,577
December 31, 1996                    (.0497)            1.00               5.08               437,132
December 31, 1995                    (.0533)            1.00               5.46               263,213
 ........................................................................................................
Putnam VT New Opportunities Fund
December 31, 1999                   $  (.37)          $43.54              69.35            $6,432,227
December 31, 1998                      (.32)           26.06              24.38             3,586,225
December 31, 1997                        --            21.23              23.29             2,590,244
December 31, 1996                        --            17.22              10.17             1,674,197
December 31, 1995                      (.03)           15.63              44.87               515,109
 ........................................................................................................
Putnam VT New Value Fund
December 31, 1999                   $  (.21)          $11.86                .27            $  249,092
December 31, 1998                      (.46)           12.03               6.26               255,754
December 31, 1997***                     --            11.76              17.60               195,391
 ........................................................................................................
Putnam VT OTC & Emerging Growth Fund
December 31, 1999                   $  (.06)          $22.79             126.52            $  207,003
December 31, 1998*****                   --            10.09                .94*               28,059
 ........................................................................................................
Putnam VT Research Fund
December 31, 1999                   $  (.49)          $14.69              27.58            $  134,115
December 31, 1998******                (.02)           11.93              19.51*               22,626
 ........................................................................................................
Putnam VT Small Cap Value Fund
December 31 30, 1999*******         $  (.04)          $10.31               3.47*           $   12,298
--------------------------------------------------------------------------------------------------------




Financial Highlights (continued)
CLASS IA
--------------------------------------------------------------------------------------------------------
                                                         Ratio of Net
                                      Ratio of           Investment
                                      Expenses           Income (Loss)
                                      to Average Net     to Average      Portfolio
Period ended                          Assets (%)(d)      Net Assets (%)  Turnover (%)
--------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 1999                       .67              6.07            220.90
December 31, 1998                       .67              6.13            233.04
December 31, 1997                       .69              6.58            194.29
December 31, 1996                       .69              6.48            142.49
December 31, 1995                       .70              6.22            149.18
 ........................................................................................................
Putnam VT International Growth Fund
December 31, 1999                      1.02               .51            107.38
December 31, 1998                      1.07               .84             98.31
December 31, 1997***                   1.20(b)            .79(b)          75.18
 ........................................................................................................
Putnam VT International Growth and Income Fund
December 31, 1999                      .98               1.50             92.27
December 31, 1998                      .99               1.86             62.61
December 31, 1997***                  1.12               1.11             53.20
 ........................................................................................................
Putnam VT International New Opportunities Fund
December 31, 1999                     1.41               (.36)           196.53
December 31, 1998                     1.60(b)            (.36)(b)        157.72
December 31, 1997***                  1.60(b)             .09(b)         131.89
 ........................................................................................................
Putnam VT Investors Fund
December 31, 1999                      .71                .05             65.59
December 31, 1998*****                 .57(b)*            .19(b)*         42.97*
 ........................................................................................................
Putnam VT Money Market Fund
December 31, 1999                      .49               4.77                --
December 31, 1998                      .53               5.04                --
December 31, 1997                      .54               5.10                --
December 31, 1996                      .53               4.93                --
December 31, 1995                      .57               5.43                --
 ........................................................................................................
Putnam VT New Opportunities Fund
December 31, 1999                      .59               (.28)            71.14
December 31, 1998                      .61               (.16)            59.75
December 31, 1997                      .63               (.01)            71.78
December 31, 1996                      .72               (.13)            57.94
December 31, 1995                      .84               (.03)            30.87
 ........................................................................................................
Putnam VT New Value Fund
December 31, 1999                      .80               1.40             98.21
December 31, 1998                      .81               1.34            130.96
December 31, 1997***                   .85               1.59             64.15
 ........................................................................................................
Putnam VT OTC & Emerging Growth Fund
December 31, 1999                      .90(b)            (.55)(b)        127.98
December 31, 1998*****                 .60(b)*           (.16)(b)*        59.93*
 ........................................................................................................
Putnam VT Research Fund
December 31, 1999                      .85(b)             .34(b)         169.16
December 31, 1998******                .22(b)*            .19(b)*         19.76*
 ........................................................................................................
Putnam VT Small Cap Value Fund
December 31, 1999*******              1.29               (.24)*           48.24*
--------------------------------------------------------------------------------------------------------
See page 166 for Notes to Financial Highlights.





PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
--------------------------------------------------------------------------------------------------------
                                                  Investment Operations
                                                                    Net
                                    Net                             Realized and
                                    Asset                           Unrealized
                                    Value,        Net               Gain (Loss)      Total from
                                    Beginning     Investment        on               Investment
Period ended                        of Period     Income (Loss)     Investments      Operations
--------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
  Income Fund
December 31, 1999                   $18.19        $  .52(a)         $ (.72)           $(.20)
December 31, 1998                    17.14           .54(a)           1.90             2.44
December 31, 1997                    14.80           .53              3.11             3.64
December 31, 1996                    13.28           .54              1.49             2.03
December 31, 1995                    10.68           .53              2.65             3.18
 ........................................................................................................
Putnam VT Vista Fund
December 31, 1999                   $14.72        $ (.05)(a)        $ 7.64           $ 7.59
December 31, 1998                    12.32          (.02)(a)          2.42             2.40
December 31, 1997***                 10.00            --(e)           2.32             2.32
 ........................................................................................................
Putnam VT Voyager Fund
December 31, 1999                   $45.85        $  .03(a)         $24.59           $24.62
December 31, 1998                    39.08           .05(a)           9.26             9.31
December 31, 1997                    32.53           .10              8.01             8.11
December 31, 1996                    30.50           .09              3.75             3.84
December 31, 1995                    22.20           .10              8.76             8.86
--------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
CLASS IA
--------------------------------------------------------------------------------------------------------
                                 Less Distributions:

                                                               From          In Excess
                                 From           In Excess      Net           of Net
                                 Net            of Net         Realized      Realized        From
                                 Investment     Investment     Gain on       Gain on         Return
Period ended                     Income         Income         Investments   Investments     of Capital
--------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
  Income Fund
December 31, 1999                $  (.50)       $  --          $  (.52)      $  --            $  --
December 31, 1998                   (.51)          --             (.88)         --               --
December 31, 1997                   (.55)          --             (.75)         --               --
December 31, 1996                   (.51)          --               --          --               --
December 31, 1995                   (.58)          --               --          --               --
 ........................................................................................................
Putnam VT Vista Fund
December 31, 1999                $    --        $  --          $ (1.63)      $  --            $  --
December 31, 1998                     --           --               --          --               --
December 31, 1997***                  --(e)        --               --          --               --(e)
 ........................................................................................................
Putnam VT Voyager Fund
December 31, 1999                $  (.05)       $  --          $ (4.17)      $  --            $  --
December 31, 1998                   (.10)          --            (2.44)         --               --
December 31, 1997                   (.07)          --            (1.49)         --               --
December 31, 1996                   (.13)          --            (1.68)         --               --
December 31, 1995                   (.07)          --             (.49)         --               --
--------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
CLASS IA
--------------------------------------------------------------------------------------------------------
                                                                          Total
                                                                          Investment
                                                                          Return at        Net Assets,
                                    Total             Net Asset Value,    Net Asset        End of Period
Period ended                        Distributions     End of Period       Value (%)(c)     (in thousands)
--------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
  Income Fund
December 31, 1999                   $ (1.02)          $16.97               (.66)           $  945,581
December 31, 1998                     (1.39)           18.19              14.92             1,015,327
December 31, 1997                     (1.30)           17.14              27.10               822,257
December 31, 1996                      (.51)           14.80              15.80               657,429
December 31, 1995                      (.58)           13.28              31.08               530,461
 ........................................................................................................
Putnam VT Vista Fund
December 31, 1999                   $ (1.63)          $20.68              52.90            $  542,491
December 31, 1998                        --            14.72              19.48               311,612
December 31, 1997***                     --            12.32              23.21               170,660
 ........................................................................................................
Putnam VT Voyager Fund
December 31, 1999                   $ (4.22)          $66.25              58.22            $9,130,197
December 31, 1998                     (2.54)           45.85              24.36             5,803,073
December 31, 1997                     (1.56)           39.08              26.51             4,538,535
December 31, 1996                     (1.81)           32.53              12.97             3,281,490
December 31, 1995                      (.56)           30.50              40.67             2,000,232
--------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
CLASS IA
--------------------------------------------------------------------------------------------------------
                                                         Ratio of Net
                                      Ratio of           Investment
                                      Expenses           Income (Loss)
                                      to Average Net     to Average      Portfolio
Period ended                          Assets (%)(d)      Net Assets (%)  Turnover (%)
--------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
  Income Fund
December 31, 1999                       .71              3.02             26.16
December 31, 1998                       .72              3.19             24.77
December 31, 1997                       .74              3.63             42.46
December 31, 1996                       .73              4.22             61.94
December 31, 1995                       .68              4.72             60.33
 ........................................................................................................
Putnam VT Vista Fund
December 31, 1999                       .75              (.29)           133.32
December 31, 1998                       .77              (.12)           116.48
December 31, 1997***                    .87                --             75.43
 ........................................................................................................
Putnam VT Voyager Fund
December 31, 1999                       .57               .05             85.13
December 31, 1998                       .58               .14             62.99
December 31, 1997                       .59               .30             82.00
December 31, 1996                       .63               .36             63.87
December 31, 1995                       .68               .49             57.51
--------------------------------------------------------------------------------------------------------
See page 166 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
--------------------------------------------------------------------------------------------------------
                                                  Investment Operations
                                                                    Net
                                    Net                             Realized and
                                    Asset                           Unrealized
                                    Value,        Net               Gain (Loss)      Total from
                                    Beginning     Investment        on               Investment
Period ended                        of Period     Income            Investments      Operations
--------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 1999                   $ 8.33        $ (.08)(a)        $ 9.00           $ 8.92
December 31, 1998*****                8.57          (.01)(a)          (.23)            (.24)
 ........................................................................................................
Putnam VT Diversified Income Fund
December 31, 1999                   $10.47        $  .78(a)         $ (.62)          $  .16
December 31, 1998****                10.95           .62(a)          (1.10)            (.48)
 ........................................................................................................
Putnam VT The George Putnam Fund of Boston
December 31, 1999                   $10.28        $  .30(a)         $ (.34)          $ (.04)
December 31, 1998*****               10.00           .17(a)(b)         .20              .37
 ........................................................................................................
Putnam VT Global Asset Allocation Fund
December 31, 1999                   $18.95        $  .39(a)         $ 1.69           $ 2.08
December 31, 1998*****               18.16           .33(a)            .46              .79
 ........................................................................................................
Putnam VT Global Growth Fund
December 31, 1999                   $20.28        $ (.10)(a)        $12.08           $11.98
December 31, 1998*****               18.03          (.05)(a)          2.30             2.25
 ........................................................................................................
Putnam VT Growth and Income Fund
December 31, 1999                   $28.75        $  .41(a)         $  .04           $  .45
December 31, 1998****                28.02           .26(a)            .47              .73
 ........................................................................................................
Putnam VT Health Sciences Fund
December 31, 1999                   $10.93        $   --(a)         $ (.43)          $ (.43)
December 31, 1998*****               10.00          (.01)(a)(b)        .95              .94
 ........................................................................................................
Putnam VT High Yield Fund
December 31, 1999                   $11.70        $ 1.11(a)         $ (.47)          $  .64
December 31, 1998*****               12.99           .79(a)          (2.08)           (1.29)
 ........................................................................................................
Putnam VT Income Fund
December 31, 1999                   $13.73        $  .76(a)         $(1.04)          $ (.28)
December 31, 1998*****               12.88           .50(a)            .35              .85
 ........................................................................................................
Putnam VT International Growth Fund
December 31, 1999                   $13.51        $  .05(a)         $ 8.07           $ 8.12
December 31, 1998*****               13.44          (.04)(a)           .15              .11
 ........................................................................................................
Putnam VT International Growth and Income Fund
December 31, 1999                   $12.24        $  .15(a)         $ 2.83           $ 2.98
December 31, 1998****                13.36          (.01)(a)          (.57)            (.58)
 ........................................................................................................
Putnam VT International New Opportunities Fund
December 31, 1999                   $11.48        $ (.16)(a)        $11.96           $11.80
December 31, 1998*****               11.39          (.05)(a)(b)        .14              .09
 ........................................................................................................
Putnam VT Investors Fund
December 31, 1999                   $11.64        $ (.01)(a)        $ 3.50           $ 3.49
December 31, 1998*****               10.00           .01(a)(b)        1.64             1.65
 ........................................................................................................
Putnam VT Money Market Fund
December 31, 1999                   $ 1.00        $.0460            $   --           $.0460
December 31, 1998*****                1.00         .0338(a)             --            .0338
 ........................................................................................................
Putnam VT New Opportunities Fund
December 31, 1999                   $26.04        $ (.15)(a)        $17.92           $17.77
December 31, 1998*****               23.94          (.05)(a)          2.15             2.10
 ........................................................................................................
Putnam VT New Value Fund
December 31, 1999                   $12.02        $  .17(a)         $ (.13)          $  .04
December 31, 1998*****               11.91           .13(a)            .13              .26
--------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
CLASS IB
--------------------------------------------------------------------------------------------------------
                                 Less Distributions:

                                                From          In Excess
                                 From           Net           of Net
                                 Net            Realized      Realized        From
                                 Investment     Gain on       Gain on         Return
Period ended                     Income         Investments   Investments     of Capital
--------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 1999                $    --        $   --         $   --        $   --
December 31, 1998*****                --            --             --            --
 ........................................................................................................
Putnam VT Diversified Income Fund
December 31, 1999                $  (.73)       $   --         $   --        $   --
December 31, 1998****                 --            --             --            --
 ........................................................................................................
Putnam VT The George Putnam Fund of Boston
December 31, 1999                $  (.23)       $ (.02)        $   --        $ (.01)
December 31, 1998*****              (.09)           --             --            --
 ........................................................................................................
Putnam VT Global Asset Allocation Fund
December 31, 1999                $  (.37)       $(1.06)        $   --        $   --
December 31, 1998*****                --            --             --            --
 ........................................................................................................
Putnam VT Global Growth Fund
December 31, 1999                $  (.08)       $(1.77)        $   --        $   --
December 31, 1998*****                --            --             --            --
 ........................................................................................................
Putnam VT Growth and Income Fund
December 31, 1999                $  (.41)       $(2.04)        $   --        $   --
December 31, 1998****                 --            --             --            --
 ........................................................................................................
Putnam VT Health Sciences Fund
December 31, 1999                $    --(e)     $   --         $   --        $   --
December 31, 1998*****              (.01)           --             --            --(e)
 ........................................................................................................
Putnam VT High Yield Fund
December 31, 1999                $ (1.26)       $   --         $   --        $   --
December 31, 1998*****                --            --             --            --
 ........................................................................................................
Putnam VT Income Fund
December 31, 1999                $  (.73)       $ (.21)        $   --        $   --
December 31, 1998*****                --            --             --            --
 ........................................................................................................
Putnam VT International Growth Fund
December 31, 1999                $    --        $   --         $   --        $   --
December 31, 1998*****              (.03)           --             --          (.01)
 ........................................................................................................
Putnam VT International Growth and Income Fund
December 31, 1999                $    --        $   --         $   --        $   --
December 31, 1998****               (.11)         (.19)          (.18)         (.06)
 ........................................................................................................
Putnam VT International New Opportunities Fund
December 31, 1999                $    --(e)     $   --         $   --        $   --
December 31, 1998*****                --            --             --            --
 ........................................................................................................
Putnam VT Investors Fund
December 31, 1999                $    --        $   --         $   --        $   --
December 31, 1998*****              (.01)           --             --            --(e)
 ........................................................................................................
Putnam VT Money Market Fund
December 31, 1999                $(.0460)       $   --         $   --        $   --
December 31, 1998*****            (.0338)           --             --            --
 ........................................................................................................
Putnam VT New Opportunities Fund
December 31, 1999                $    --        $ (.37)        $   --        $   --
December 31, 1998*****                --            --             --            --
 ........................................................................................................
Putnam VT New Value Fund
December 31, 1999                $    --        $ (.21)        $   --        $   --
December 31, 1998*****              (.13)         (.02)            --            --
--------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
CLASS IB
--------------------------------------------------------------------------------------------------------
                                                                          Total
                                                                          Investment
                                                                          Return at        Net Assets,
                                    Total             Net Asset Value,    Net Asset        End of Period
Period ended                        Distributions     End of Period       Value (%)(c)     (in thousands)
--------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 1999                   $    --           $17.25             107.08            $  6,866
December 31, 1998*****                   --             8.33              (2.80)*               111
 ........................................................................................................
Putnam VT Diversified Income Fund
December 31, 1999                   $  (.73)          $ 9.90               1.65            $ 23,182
December 31, 1998****                    --            10.47              (4.38)*             1,963
 ........................................................................................................
Putnam VT The George Putnam Fund of Boston
December 31, 1999                   $  (.26)          $ 9.98               (.41)           $ 38,566
December 31, 1998*****                 (.09)           10.28               3.69*              1,924
 ........................................................................................................
Putnam VT Global Asset Allocation Fund
December 31, 1999                   $ (1.43)          $19.60              11.76            $  6,617
December 31, 1998*****                   --            18.95               4.35*              1,319
 ........................................................................................................
Putnam VT Global Growth Fund
December 31, 1999                   $ (1.85)          $30.41              64.56            $ 28,909
December 31, 1998*****                   --            20.28              12.48*                823
 ........................................................................................................
Putnam VT Growth and Income Fund
December 31, 1999                   $ (2.45)          $26.75               1.47            $162,112
December 31, 1998****                    --            28.75               2.61*              7,583
 ........................................................................................................
Putnam VT Health Sciences Fund
December 31, 1999                   $    --(e)        $10.50              (3.90)           $ 20,162
December 31, 1998*****                 (.01)           10.93               9.40*              2,129
 ........................................................................................................
Putnam VT High Yield Fund
December 31, 1999                   $ (1.26)          $11.08               5.81            $ 17,646
December 31, 1998*****                   --            11.70              (9.93)*             1,840
 ........................................................................................................
Putnam VT Income Fund
December 31, 1999                   $  (.94)          $12.51              (2.16)           $ 18,116
December 31, 1998*****                   --            13.73               6.60*              2,288
 ........................................................................................................
Putnam VT International Growth Fund
December 31, 1999                   $    --           $21.63              60.10            $ 40,448
December 31, 1998*****                 (.04)           13.51                .81*              1,234
 ........................................................................................................
Putnam VT International Growth and Income Fund
December 31, 1999                   $    --           $15.22              24.35            $ 10,652
December 31, 1998****                  (.54)           12.24              (4.24)*               926
 ........................................................................................................
Putnam VT International New Opportunities Fund
December 31, 1999                   $    --(e)        $23.28             102.80            $ 33,554
December 31, 1998*****                   --            11.48                .79*                 85
 ........................................................................................................
Putnam VT Investors Fund
December 31, 1999                   $    --           $15.13              29.98            $101,795
December 31, 1998*****                 (.01)           11.64              16.54*              2,619
 ........................................................................................................
Putnam VT Money Market Fund
December 31, 1999                   $(.0460)          $ 1.00               4.66            $ 41,516
December 31, 1998*****               (.0338)            1.00               3.42*             13,188
 ........................................................................................................
Putnam VT New Opportunities Fund
December 31, 1999                   $  (.37)          $43.44              69.10            $ 62,977
December 31, 1998*****                   --            26.04               8.77*              1,359
 ........................................................................................................
Putnam VT New Value Fund
December 31, 1999                   $  (.21)          $11.85                .26            $  9,541
December 31, 1998*****                 (.15)           12.02               2.28*                414
--------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
CLASS IB
--------------------------------------------------------------------------------------------------------
                                                         Ratio of Net
                                      Ratio of           Investment
                                      Expenses           Income (Loss)
                                      to Average Net     to Average      Portfolio
Period ended                          Assets (%)(d)      Net Assets (%)  Turnover (%)
--------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 1999                      1.28               (.64)          145.51
December 31, 1998*****                  .85*              (.10)*         136.49
 ........................................................................................................
Putnam VT Diversified Income Fund
December 31, 1999                       .93               7.67           117.02
December 31, 1998****                   .69*              5.74*          186.80
 ........................................................................................................
Putnam VT The George Putnam Fund of Boston
December 31, 1999                       .98               3.00           173.41
December 31, 1998*****                  .67(b)*           1.74(b)*        99.85*
 ........................................................................................................
Putnam VT Global Asset Allocation Fund
December 31, 1999                       .92               2.15           149.82
December 31, 1998*****                  .63*              1.82*          133.80
 ........................................................................................................
Putnam VT Global Growth Fund
December 31, 1999                       .88               (.43)          154.88
December 31, 1998*****                  .59*              (.34)*         164.56
 ........................................................................................................
Putnam VT Growth and Income Fund
December 31, 1999                       .65               1.55            53.68
December 31, 1998****                   .49*              1.20*           63.62
 ........................................................................................................
Putnam VT Health Sciences Fund
December 31, 1999                       .98               (.01)           82.45
December 31, 1998*****                  .71(b)*           (.11)(b)*       39.68*
 ........................................................................................................
Putnam VT High Yield Fund
December 31, 1999                       .87              10.01            52.96
December 31, 1998*****                  .58*              7.63*           52.00
 ........................................................................................................
Putnam VT Income Fund
December 31, 1999                       .82               6.14           220.90
December 31, 1998*****                  .56*              4.03*          233.04
 ........................................................................................................
Putnam VT International Growth Fund
December 31, 1999                      1.17                .31           107.38
December 31, 1998*****                  .83*              (.29)*          98.31
 ........................................................................................................
Putnam VT International Growth and Income Fund
December 31, 1999                      1.13               1.08            92.27
December 31, 1998****                   .84(b)*           (.07)(b)*       62.61
 ........................................................................................................
Putnam VT International New Opportunities Fund
December 31, 1999                      1.56               (.97)          196.53
December 31, 1998*****                 1.18*              (.44)(b)*      157.72
 ........................................................................................................
Putnam VT Investors Fund
December 31, 1999                       .86               (.11)           65.59
December 31, 1998*****                  .67(b)*            .03(b)*        42.97*
 ........................................................................................................
Putnam VT Money Market Fund
December 31, 1999                       .64               4.61               --
December 31, 1998*****                  .46*              3.18*              --
 ........................................................................................................
Putnam VT New Opportunities Fund
December 31, 1999                       .74               (.47)           71.14
December 31, 1998*****                  .51*              (.25)*          59.75
 ........................................................................................................
Putnam VT New Value Fund
December 31, 1999                       .95               1.43            98.21
December 31, 1998*****                  .65*              1.26*          130.96
--------------------------------------------------------------------------------------------------------
See page 166 for Notes to Financial Highlights.





PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
--------------------------------------------------------------------------------------------------------
                                                  Investment Operations
                                                                    Net
                                    Net                             Realized and
                                    Asset                           Unrealized
                                    Value,        Net               Gain (Loss)      Total from
                                    Beginning     Investment        on               Investment
Period ended                        of Period     Income            Investments      Operations
--------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 1999                   $10.08        $ (.10)(a)(b)     $12.84           $12.74
December 31, 1998*****               10.00          (.03)(a)(b)        .11              .08
 ........................................................................................................
Putnam VT Research Fund
December 31, 1999                   $11.90        $  .02(a)(b)      $ 3.23           $ 3.25
December 31, 1998******              10.00           .02(a)(b)        1.90             1.92
 ........................................................................................................
Putnam VT Small Cap Value Fund
December 31, 1999*******            $10.00        $ (.03)(a)        $  .37           $  .34
 ........................................................................................................
Putnam VT Utilities Growth and
Income Fund
December 31, 1999                   $18.19        $  .47(a)         $ (.69)          $ (.22)
December 31, 1998*****               16.19           .29(a)           1.71             2.00
 ........................................................................................................
Putnam VT Vista Fund
December 31, 1999                   $14.73        $ (.07)(a)        $ 7.62           $ 7.55
December 31, 1998*****               13.76          (.02)(a)           .99              .97
 ........................................................................................................
Putnam VT Voyager Fund
December 31, 1999                   $45.81        $ (.10)(a)        $24.62           $24.52
December 31, 1998*****               41.55          (.01)(a)          4.27             4.26
--------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
CLASS IB
--------------------------------------------------------------------------------------------------------
                                 Less Distributions:

                                                From          In Excess
                                 From           Net           of Net
                                 Net            Realized      Realized        From
                                 Investment     Gain on       Gain on         Return
Period ended                     Income         Investments   Investments     of Capital
--------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 1999                $   --         $ (.06)        $   --        $   --
December 31, 1998*****               --             --             --            --(e)
 ........................................................................................................
Putnam VT Research Fund
December 31, 1999                $ (.02)        $ (.46)        $   --        $   --
December 31, 1998******            (.01)          (.01)            --            --
 ........................................................................................................
Putnam VT Small Cap Value Fund
December 31, 1999*******         $   --         $   --         $ (.03)       $ (.01)
 ........................................................................................................
Putnam VT Utilities Growth and
Income Fund
December 31, 1999                $ (.50)        $ (.52)        $   --        $   --
December 31, 1998*****               --             --             --            --
 ........................................................................................................
Putnam VT Vista Fund
December 31, 1999                $   --         $(1.63)        $   --        $   --
December 31, 1998*****               --             --             --            --
 ........................................................................................................
Putnam VT Voyager Fund
December 31, 1999                $ (.05)        $(4.17)        $   --        $   --
December 31, 1998*****               --             --             --            --
--------------------------------------------------------------------------------------------------------




Financial Highlights (continued)
CLASS IB
--------------------------------------------------------------------------------------------------------
                                                                          Total
                                                                          Investment
                                                                          Return at        Net Assets,
                                    Total             Net Asset Value,    Net Asset        End of Period
Period ended                        Distributions     End of Period       Value (%)(c)     (in thousands)
--------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 1999                   $ (.06)           $22.76             126.45            $ 24,432
December 31, 1998*****                  --             10.08                .82*                541
 ........................................................................................................
Putnam VT Research Fund
December 31, 1999                   $ (.48)           $14.67              27.69            $ 26,210
December 31, 1998******               (.02)            11.90              19.19*                255
 ........................................................................................................
Putnam VT Small Cap Value Fund
December 31, 1999*******            $ (.04)           $10.30               3.37*           $  6,384
 ........................................................................................................
Putnam VT Utilities Growth and
Income Fund
December 31, 1999                   $(1.02)           $16.95              (0.79)           $ 11,337
December 31, 1998*****                  --             18.19              12.35*              1,799
 ........................................................................................................
Putnam VT Vista Fund
December 31, 1999                   $(1.63)           $20.65              52.59            $ 37,506
December 31, 1998*****                  --             14.73               7.05*                851
 ........................................................................................................
Putnam VT Voyager Fund
December 31, 1999                   $(4.22)           $66.11              58.01            $155,889
December 31, 1998*****                  --             45.81              10.25*              4,332
--------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
CLASS IB
--------------------------------------------------------------------------------------------------------
                                                         Ratio of Net
                                      Ratio of           Investment
                                      Expenses           Income (Loss)
                                      to Average Net     to Average      Portfolio
Period ended                          Assets (%)(d)      Net Assets (%)  Turnover (%)
--------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 1999                      1.05(b)            (.68)(b)      127.98
December 31, 1998*****                  .71(b)*           (.42)(b)*      59.93*
 ........................................................................................................
Putnam VT Research Fund
December 31, 1999                      1.00(b)             .13(b)       169.16
December 31, 1998******                 .25(b)*            .15(b)*       19.76*
 ........................................................................................................
Putnam VT Small Cap Value Fund
December 31, 1999*******               1.39*              (.31)*         48.24*
 ........................................................................................................
Putnam VT Utilities Growth and
Income Fund
December 31, 1999                       .86               2.77           26.16
December 31, 1998*****                  .59*              1.98*          24.77
 ........................................................................................................
Putnam VT Vista Fund
December 31, 1999                       .90               (.42)         133.32
December 31, 1998*****                  .62*              (.18)*        116.48
 ........................................................................................................
Putnam VT Voyager Fund
December 31, 1999                       .72               (.21)          85.13
December 31, 1998*****                  .49*              (.04)*         62.99
--------------------------------------------------------------------------------------------------------
See page 166 for Notes to Financial Highlights.


PUTNAM VARIABLE TRUST
Notes to Financial Highlights
*       Not annualized.
**      For the period May 1, 1995 (commencement of operations) to December 31, 1995.
***     For the period January 2, 1997 (commencement of operations) to December 31, 1997.
****    For the period April 6, 1998 (commencement of operations) to December 31, 1998.
*****   For the period April 30, 1998 (commencement of operations) to December 31, 1998.
******  For the period September 30, 1998 (commencement of operations) to December 31, 1998.
******* For the period April 30, 1999 (commencement of operations) to December 31, 1999.
(a)     Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding
        during the period.
(b)     Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the following funds
        reflect a reduction of approximately the amounts per share noted for the following periods:

                                                                  12/31/99          12/31/98       12/31/97       12/31/95
                                                                 ----------        ----------     ----------     ----------
        Putnam VT Asia Pacific Growth Fund Class IA                                                                    0.03
        Putnam VT George Putnam of Boston Fund Class IA                                  0.03
        Putnam VT George Putnam of Boston Fund Class IB                                  0.03
        Putnam VT Health Sciences Fund Class IA                                          0.01
        Putnam VT Health Sciences Fund Class IB                                          0.01
        Putnam VT International Growth Fund Class IA                                                    0.01
        Putnam VT International New Opportunities Fund Class IA                 less than .01           0.02
        Putnam VT International New Opportunities Fund Class IB                 less than .01
        Putnam VT Investors Fund Class IA                                       less than .01
        Putnam VT Investors Fund Class IB                                       less than .01
        Putnam VT OTC and Emerging Markets Fund Class IA               0.02              0.06
        Putnam VT OTC and Emerging Markets Fund Class IB               0.02              0.05
        Putnam VT Research Fund Class IA                               0.01              0.03
        Putnam VT Research Fund Class IB                               0.01              0.03
(c)     Total return assumes dividend reinvestment.
(d)     Includes amounts paid through expense offset and brokerage service arrangements. (Note 2).
(e)     Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.





PUTNAM VARIABLE TRUST

Notes to Financial Statements
December 31, 1999

NOTE 1
SIGNIFICANT
ACCOUNTING
POLICIES

Putnam Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company (except for Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund, which are non-diversified) which consists of a series of investment portfolios (the "funds"), each of which is represented by a separate series of class IA shares and class IB shares of beneficial interest. The Trust currently offers the following twenty-two funds: Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund (formerly Putnam VT U.S. Government and High Quality Bond Fund), Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund.

The Trust offers class IA and class IB shares. The Trust began offering class IA and class IB shares for Putnam VT Small Cap Value on April 30, 1999. Effective January 31, 2000, the Trust will begin offering class IA and class IB shares for Putnam VT American Government Fund and Putnam VT Growth Opportunities Fund. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee.

Expenses of each fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation For all funds other than Putnam VT Money Market Fund, investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. See sections F, G and I with respect to the valuation of forward currency contracts, futures and options contracts and TBA purchase and sale commitments.

The valuation of Putnam VT Money Market Fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, each fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the Trust's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The funds, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the funds are informed of the ex-dividend date.

For all funds other than Putnam VT Money Market fund, discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis and any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

For Putnam VT Money Market Fund, premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

E) Foreign currency translation The accounting records of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The Trust does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts Each fund, except Putnam VT Money Market Fund, may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts Each fund, except Putnam VT High Yield Fund and Putnam VT Money Market Fund, may use futures and options contracts to hedge against changes in the values of securities they own or expect to purchase. The same funds may also write options on securities they own or in which they may invest to increase their current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Swap contracts Putnam VT Global Growth Fund and Putnam VT International New Opportunities Fund may engage in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. The funds may enter into equity swap agreements, to manage their exposure to equity markets, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the funds will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are "marked-to-market" daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or, that the counterparty may default on its obligation to perform.

I) TBA purchase commitments Each fund, except for Putnam VT Money Market Fund, may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) Line of credit Each fund, except Putnam VT Money Market Fund, has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the funds maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations.

For the year ended December 31, 1999, the funds had no borrowings against the line of credit.

K) Federal income taxes Each fund of the Trust is created as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 1999, the following funds had capital loss carryovers, which will expire on the following dates:

                             Loss Carryover   Expiration Date
-------------------------------------------------------------
Putnam VT Asia Pacific
Growth Fund                   $3,381,000    December 31, 2006
Putnam VT Diversified
Income Fund                   16,535,000    December 31, 2006
                              29,254,000    December 31, 2007
Putnam VT Health
Sciences Fund                  3,580,000    December 31, 2006
                              15,598,000    December 31, 2007
Putnam VT High Yield Fund     16,523,000    December 31, 2006
                              60,875,000    December 31, 2007
Putnam VT Income Fund         16,103,000    December 31, 2007
Putnam VT Investors Fund       7,569,000    December 31, 2006
                               7,276,000    December 31, 2007
-------------------------------------------------------------
These capital loss carryovers may be used to offset realized gains, if any.

L) Distributions to shareholders For Putnam VT Money Market Fund, income dividends are recorded daily by the fund and are paid monthly to shareholders. For all other funds, distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, foreign taxes, nontaxable dividends, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities, realized and unrealized gains and losses on passive foreign investment companies, net operating loss, foreign tax credit and market premium. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 1999, the fund reclassified the following amounts:

                                              Accumulated
                              Undistributed   Net Realized
                              Net             Gain/(Loss) on
                              Investment      Investment          Paid-in-
                              Income /(Loss)  Transactions        Capital
--------------------------------------------------------------------------
Putnam VT Asia Pacific
Growth Fund                   $1,126,931      $(1,119,620)        $(7,311)
Putnam VT Diversified
Income Fund                   (1,023,446)         714,914         308,532
Putnam VT The George
Putnam Fund of Boston             43,658          (44,533)            875
Putnam VT Global Asset
Allocation Fund               (5,699,588)       5,750,555         (50,967)
Putnam VT Global
Growth Fund                    5,417,788       (5,419,206)          1,418
Putnam VT Growth and
Income Fund                     (134,574)        (438,822)        573,396
Putnam VT Health
Sciences Fund                      1,179           (1,408)            229
Putnam VT High Yield Fund     (2,026,096)         218,408       1,807,688
Putnam VT Income Fund          1,057,859       (1,724,641)        666,782
Putnam VT International
Growth Fund                    1,158,422         (868,281)       (290,141)
Putnam VT International
Growth and Income Fund         8,166,745       (8,166,745)             --
Putnam VT International
New Opportunities Fund           957,938         (784,217)       (173,721)
Putnam VT Investors Fund              --             (159)            159
Putnam VT New
Opportunities Fund            11,834,956      (11,819,582)        (15,374)
Putnam VT New Value Fund         (24,214)          13,508          10,706
Putnam VT OTC &
Emerging Growth Fund             388,274         (384,307)         (3,967)
Putnam VT Research Fund           20,292          (20,113)           (179)
Putnam VT Small Cap
Value Fund                        22,032          (22,032)             --
Putnam VT Utilities Growth
and Income Fund                  (28,000)         244,275        (216,275)
Putnam VT Vista Fund           1,114,251       (1,114,251)             --
Putnam VT Voyager Fund          (338,726)         338,802             (76)
--------------------------------------------------------------------------
The calculation of net investment income per share in the financial highlights table excludes these adjustments.

M) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

N) Beneficial interest At December 31, 1999, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. From 66% to 99% of each fund is owned by accounts of one group of insurance companies.


NOTE 2
MANAGEMENT FEE,  ADMINISTRATIVE SERVICES,
AND OTHER TRANSACTIONS

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the funds. The following summarizes the management fee rates in effect at December 31, 1999:

                                                           Rate
------------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund                         0.80% of the first $500 million of average net assets,
Putnam VT Global Growth Fund**                             0.70% of the next $500 million,
Putnam VT International Growth Fund                        0.65% of the next $500 million,
Putnam VT International Growth and Income Fund             0.60% of the next $5 billion,
Putnam VT Small Cap Value Fund                             0.575% of the next $5 billion,
                                                           0.555% of the next $5 billion,
                                                           0.54% of the next $5 billion,
                                                           and 0.53% thereafter.
 ..................................................................................................................
Putnam VT Money Market Fund                                0.45% of first $500 million of average net assets,
                                                           0.35% of the next $500 million,
                                                           0.30% of the next $500 million,
                                                           0.25% of the next $5 billion,
                                                           0.225% of the next $5 billion,
                                                           0.205% of the next $5 billion,
                                                           0.19% of the next $5 billion,
                                                           and 0.18% thereafter.
 ..................................................................................................................
Putnam VT The George Putnam Fund of Boston                 0.65% of first $500 million of average net assets,
Putnam VT Growth and Income Fund                           0.55% of the next $500 million,
Putnam VT Income Fund                                      0.50% of the next $500 million,
Putnam VT Investors Fund                                   0.45% of the next $5 billion,
Putnam VT Research Fund                                    0.425% of the next $5 billion,
Putnam VT Vista Fund                                       0.405% of the next $5 billion,
                                                           0.39% of the next $5 billion,
                                                           and 0.38% thereafter.
 ..................................................................................................................
Putnam VT Diversified Income Fund                          0.70% of first $500 million of average net assets,
Putnam VT Global Asset Allocation Fund                     0.60% of the next $500 million,
Putnam VT Health Sciences Fund                             0.55% of the next $500 million,
Putnam VT High Yield Fund                                  0.50% of the next $5 billion,
Putnam VT New Opportunities Fund                           0.475% of the next $5 billion,
Putnam VT New Value Fund                                   0.455% of the next $5 billion,
Putnam VT OTC & Emerging Growth Fund                       0.44% of the next $5 billion,
Putnam VT Utilities Growth and Income Fund                 and 0.43% thereafter.
Putnam VT Voyager Fund
 ..................................................................................................................

Putnam VT International New Opportunities Fund*            1.00% of the first $500 million of average net assets,
                                                           0.90% of the next $500 million,
                                                           0.85% of the next $500 million,
                                                           0.80% of the next $5 billion.
                                                           0.775% of the next $5 billion,
                                                           0.755% of the next $5 billion,
                                                           0.74% of the next $5 billion,
                                                           and 0.73% thereafter.
------------------------------------------------------------------------------------------------------------------
*Prior to July 1, 1999, the management fee was based on the following rates: 1.20% of the first $500 million of average net assets, 1.10% of the next $500 million, 1.05% of the next $500 million, 1.00% of the next $5 billion,
0.975% of the next $5 billion, 0.955% of the next $5 billion, 0.94% of the next $5 billion, and 0.93% thereafter.
**Prior to November 8, 1999, the management fee was 0.60% of average net assets.


Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) of Putnam VT OTC & Emerging Growth Fund and Putnam VT Research Fund through December 31, 1999, to the extent that expenses of the funds (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 0.90% and 0.85%, respectively, of the fund's average net assets.

The Trust reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of Putnam VT Global Growth Fund, Putnam VT HighYield Fund, Putnam VT New Opportunity Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Utilities Growth and Income Fund and Putnam VT Voyager Fund to the extent permitted by each fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At December 31, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended December 31, 1999, each fund's expenses were reduced by the following amounts under expense-offset arrangements with PFTC and brokerage service arrangements:

Putnam VT Asia Pacific Growth Fund                     $   19,760
Putnam VT Diversified Income Fund                          19,286
Putnam VT The George Putnam Fund of Boston                 28,941
Putnam VT Global Asset Allocation Fund                     88,169
Putnam VT Global Growth Fund                              211,658
Putnam VT Growth and Income Fund                        1,038,081
Putnam VT Health Sciences Fund                             13,676
Putnam VT High Yield Fund                                  38,962
Putnam VT Income Fund                                     116,766
Putnam VT International Growth Fund                        11,756
Putnam VT International Growth and Income Fund             29,813
Putnam VT International New Opportunities Fund             16,723
Putnam VT Investors Fund                                    9,992
Putnam VT Money Market Fund                                   422
Putnam VT New Opportunities Fund                          284,026
Putnam VT New Value Fund                                   42,909
Putnam VT OTC & Emerging Growth Fund                        3,539
Putnam VT Research Fund                                     6,830
Putnam VT Small Cap Value Fund                                838
Putnam VT Utilities Growth and Income Fund                  5,091
Putnam VT Vista Fund                                        9,448
Putnam VT Voyager Fund                                    565,721

Investor servicing and custodian fees reported in the Statement of operations exclude these credits. Each fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $28,034 has been allocated to the Trust, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

Each fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Each fund has adopted a distribution plan (the "Plan") with respect to its class IB shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. The Trustees have approved payment by each fund to an annual rate of 0.15% of the average net assets.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 1999, purchases and sales of investment securities (other than short-term investments) were as follows:

                                                         U.S. Government
                                                           Obligations                    Other Securities
-------------------------------------------------------------------------------------------------------------------
                                                  Purchases            Sales          Purchases          Sales
-------------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund                                                   $251,295,352      $205,167,636
Putnam VT Diversified Income Fund                $285,881,410      $238,552,568       467,571,036       499,097,194
Putnam VT The George Putnam Fund of Boston        160,326,812       160,987,616       416,112,135       203,085,302
Putnam VT Global Asset Allocation Fund            400,711,133       446,720,948       965,334,677     1,013,023,835
Putnam VT Global Growth Fund                                                        3,356,368,671     3,457,603,554
Putnam VT Growth and Income Fund                                                    5,381,621,192     5,455,048,787
Putnam VT Health Sciences Fund                                                        252,362,541       150,125,590
Putnam VT High Yield Fund                                                             519,813,582       534,008,220
Putnam VT Income Fund                           1,417,988,641     1,575,579,746       762,439,915       560,034,056
Putnam VT International Growth Fund                                                   556,843,390       446,025,286
Putnam VT International Growth and Income Fund                                        329,027,451       309,264,220
Putnam VT International New Opportunities Fund                                        416,554,933       358,210,910
Putnam VT Investors Fund                                                              879,049,782       351,364,526
Putnam VT New Opportunities Fund                                                    3,182,394,578     2,971,925,005
Putnam VT New Value Fund                                                              271,759,203       260,720,832
Putnam VT OTC & Emerging Growth Fund                                                  192,363,587        86,502,764
Putnam VT Research Fund                                                               242,432,386       131,817,909
Putnam VT Small Cap Value Fund                                                         21,620,418         4,032,156
Putnam VT Utilities Growth and Income Fund                                            256,517,211       258,106,739
Putnam VT Vista Fund                                                                  564,161,574       497,882,537
Putnam VT Voyager Fund                                                              5,601,906,007     5,531,461,181

Putnam VT Money Market Fund: Cost of purchases and proceeds from sales (including maturities) of investment securities
(all short-term obligations) aggregated $13,617,068,921 and $13,402,731,196, respectively.

In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



NOTE 4
CAPITAL SHARES

At December 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                                                   Year ended December 31
------------------------------------------------------------------------------------------------------------------------------------
Class IA                                                                    1999                            1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares           Amount            Shares            Amount
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
Shares sold                                                       27,579,721       $316,283,149       14,515,839       $121,743,149
Shares issued in connection with reinvestment of distributions            --                 --          522,362          4,643,577
 ....................................................................................................................................
                                                                  27,579,721        316,283,149       15,038,201        126,386,726
Shares repurchased                                               (23,942,691)      (277,802,618)     (16,420,839)      (137,629,809)
 ....................................................................................................................................
Net increase/(decrease)                                            3,637,030        $38,480,531       (1,382,638)      $(11,243,083)
 ....................................................................................................................................
Putnam VT Diversified Income Fund
Shares sold                                                        1,599,321        $16,973,792        8,709,460        $94,044,101
Shares issued in connection with reinvestment of distributions     4,727,698         46,355,564        3,487,558         38,015,120
 ....................................................................................................................................
                                                                   6,327,019         63,329,356       12,197,018        132,059,221
Shares repurchased                                                (7,268,655)       (72,215,251)      (2,147,661)       (22,878,046)
 ....................................................................................................................................
Net increase/(decrease)                                             (941,636)       $(8,885,895)      10,049,357       $109,181,175
 ....................................................................................................................................
Putnam VT Global Asset Allocation Fund
Shares sold                                                          329,648         $6,214,449        1,663,813        $30,691,597
Shares issued in connection with reinvestment of distributions     4,231,085         75,195,431        6,281,033        115,445,376
 ....................................................................................................................................
                                                                   4,560,733         81,409,880        7,944,846        146,136,973
Shares repurchased                                                (7,365,834)      (135,598,243)      (5,049,801)       (83,976,270)
 ....................................................................................................................................
Net increase/(decrease)                                           (2,805,101)      $(54,188,363)       2,895,045        $62,160,703
 ....................................................................................................................................
Putnam VT Global Growth Fund
Shares sold                                                        4,230,668        $88,480,245        5,476,202       $101,077,420
Shares issued in connection with reinvestment of distributions     9,423,258        179,324,603       15,013,640        270,695,929
 ....................................................................................................................................
                                                                  13,653,926        267,804,848       20,489,842        371,773,349
Shares repurchased                                               (10,305,897)      (213,800,427)     (10,353,865)      (185,434,709)
 ....................................................................................................................................
Net increase                                                       3,348,029        $54,004,421       10,135,977       $186,338,640
 ....................................................................................................................................
Putnam VT Growth and Income Fund
Shares sold                                                        5,877,191       $167,194,465       20,985,496       $581,667,698
Shares issued in connection with reinvestment of distributions    31,047,267        840,138,933       40,815,316      1,128,875,141
 ....................................................................................................................................
                                                                  36,924,458      1,007,333,398       61,800,812      1,710,542,839
Shares repurchased                                               (25,700,198)      (710,499,929)     (10,426,008)      (265,941,519)
 ....................................................................................................................................
Net increase                                                      11,224,260       $296,833,469       51,374,804     $1,444,601,320
 ....................................................................................................................................
Putnam VT High Yield Fund
Shares sold                                                        9,667,206       $108,607,342       18,556,404       $235,392,170
Shares issued in connection with reinvestment of distributions    10,147,537        109,086,026        7,489,969         97,294,708
 ....................................................................................................................................
                                                                  19,814,743        217,693,368       26,046,373        332,686,878
Shares repurchased                                               (21,095,645)      (233,967,548)     (13,073,429)      (164,448,561)
 ....................................................................................................................................
Net increase/(decrease)                                           (1,280,902)      $(16,274,180)      12,972,944       $168,238,317
 ....................................................................................................................................
Putnam VT Income Fund
Shares sold                                                        7,176,064        $94,354,087       17,955,653       $240,755,061
Shares issued in connection with reinvestment of distributions     5,595,008         71,112,554        3,409,652         43,984,534
 ....................................................................................................................................
                                                                  12,771,072        165,466,641       21,365,305        284,739,595
Shares repurchased                                               (10,925,703)      (138,310,190)      (7,327,772)       (97,430,466)
 ....................................................................................................................................
Net increase                                                       1,845,369        $27,156,451       14,037,533       $187,309,129
 ....................................................................................................................................
Putnam VT International Growth Fund
Shares sold                                                       18,217,034       $282,648,315       21,731,822       $278,376,472
Shares issued in connection with reinvestment of distributions            --                 --           77,443          1,035,088
 ....................................................................................................................................
                                                                  18,217,034        282,648,315       21,809,265        279,411,560
Shares repurchased                                               (12,743,647)      (197,083,614)     (11,524,363)      (145,094,826)
 ....................................................................................................................................
Net increase                                                       5,473,387        $85,564,701       10,284,902       $134,316,734
 ....................................................................................................................................
Putnam VT International Growth and Income Fund
Shares sold                                                       22,663,944       $306,623,146       21,724,405       $270,979,799
Shares issued in connection with reinvestment of distributions            --                 --        1,155,897         13,858,891
 ....................................................................................................................................
                                                                  22,663,944        306,623,146       22,880,302        284,838,690
Shares repurchased                                               (22,165,427)      (299,883,229)     (15,879,232)      (196,633,807)
 ....................................................................................................................................
Net increase                                                         498,517         $6,739,917        7,001,070        $88,204,883
 ....................................................................................................................................
Putnam VT International New Opportunities Fund
Shares sold                                                       19,756,966       $280,419,060       12,231,470       $132,101,452
Shares issued in connection with reinvestment of distributions         4,672             57,846           20,301            235,886
 ....................................................................................................................................
                                                                  19,761,638        280,476,906       12,251,771        132,337,338
Shares repurchased                                               (17,348,973)      (239,870,204)     (11,210,273)      (121,386,304)
 ....................................................................................................................................
Net increase                                                       2,412,665        $40,606,702        1,041,498        $10,951,034
 ....................................................................................................................................
Putnam VT Money Market Fund*
Shares sold                                                               --     $1,617,558,345               --     $1,326,313,560
Shares issued in connection with reinvestment of distributions            --         34,493,642               --         25,507,476
 ....................................................................................................................................
                                                                          --      1,652,051,987               --      1,351,821,036
Shares repurchased                                                        --     (1,424,196,741)              --     (1,162,240,098)
 ....................................................................................................................................
Net increase                                                              --       $227,855,246               --       $189,580,938
 ....................................................................................................................................
Putnam VT New Opportunities Fund
Shares sold                                                       22,082,766       $642,155,644       27,436,458       $623,952,044
Shares issued in connection with reinvestment of distributions     1,894,686         51,876,521        1,675,396         40,377,073
 ....................................................................................................................................
                                                                  23,977,452        694,032,165       29,111,854        664,329,117
Shares repurchased                                               (13,877,105)      (391,839,342)     (13,491,638)      (296,850,106)
 ....................................................................................................................................
Net increase                                                      10,100,347       $302,192,823       15,620,216       $367,479,011
 ....................................................................................................................................
Putnam VT New Value Fund
Shares sold                                                        3,341,807        $43,372,563        4,966,193        $58,040,751
Shares issued in connection with reinvestment of distributions       346,721          4,313,208          749,867          8,994,613
 ....................................................................................................................................
                                                                   3,688,528         47,685,771        5,716,060         67,035,364
Shares repurchased                                                (3,950,045)       (48,840,362)      (1,068,232)       (11,996,883)
 ....................................................................................................................................
Net increase/(decrease)                                             (261,517)       $(1,154,591)       4,647,828        $55,038,481
 ....................................................................................................................................
Putnam VT Utilities Growth and Income Fund
Shares sold                                                        1,859,051        $27,913,010        7,091,793       $119,907,018
Shares issued in connection with reinvestment of distributions     3,654,588         57,559,773        4,068,620         68,230,944
 ....................................................................................................................................
                                                                   5,513,639         85,472,783       11,160,413        188,137,962
Shares repurchased                                                (5,599,815)       (91,556,540)      (3,313,634)       (55,299,872)
 ....................................................................................................................................
Net increase /(decrease)                                             (86,176)       $(6,083,757)       7,846,779       $132,838,090
 ....................................................................................................................................
Putnam VT Vista Fund
Shares sold                                                        4,559,333        $76,076,030        8,782,307       $117,572,026
Shares issued in connection with reinvestment of distributions     2,098,302         38,819,301               --                 --
 ....................................................................................................................................
                                                                   6,657,635        114,895,331        8,782,307        117,572,026
Shares repurchased                                                (1,585,037)       (25,623,872)      (1,468,312)       (18,868,164)
 ....................................................................................................................................
Net increase                                                       5,072,598        $89,271,459        7,313,995        $98,703,862
 ....................................................................................................................................
Putnam VT Voyager Fund
Shares sold                                                        7,078,671       $341,243,072       11,171,124       $472,514,985
Shares issued in connection with reinvestment of distributions    11,992,310        532,938,727        7,074,700        299,542,818
 ....................................................................................................................................
                                                                  19,070,981        874,181,799       18,245,824        772,057,803
Shares repurchased                                                (7,828,029)      (375,602,675)      (7,792,260)      (317,254,923)
 ....................................................................................................................................
Net increase                                                      11,242,952       $498,579,124       10,453,564       $454,802,880
 ....................................................................................................................................
                                                                                                    For the period April 30, 1998
                                                                                                    (commencement of operations)
                                                                     Year ended December 31                to December 31
------------------------------------------------------------------------------------------------------------------------------------
Class IA                                                                    1999                                 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares           Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
Shares sold                                                       17,677,099       $186,001,902       10,809,311       $106,347,285
Shares issued in connection with reinvestment of distributions       687,784          6,793,909           88,215            909,452
 ....................................................................................................................................
                                                                  18,364,883        192,795,811       10,897,526        107,256,737
Shares repurchased                                                (1,664,296)       (17,228,888)         (83,984)          (839,455)
 ....................................................................................................................................
Net increase                                                      16,700,587       $175,566,923       10,813,542       $106,417,282
 ....................................................................................................................................
Putnam VT Health Sciences Fund
Shares sold                                                        9,825,298       $101,834,005       12,220,083       $120,760,740
Shares issued in connection with reinvestment of distributions        18,949            186,582           11,140            116,406
 ....................................................................................................................................
                                                                   9,844,247        102,020,587       12,231,223        120,877,146
Shares repurchased                                                (1,292,330)       (13,228,946)        (147,346)        (1,374,766)
 ....................................................................................................................................
Net increase                                                       8,551,917        $88,791,641       12,083,877       $119,502,380
 ....................................................................................................................................
Putnam VT Investors Fund
Shares sold                                                       37,371,494       $464,724,322       21,117,159       $215,592,502
Shares issued in connection with reinvestment of distributions            --                 --           26,323            292,030
 ....................................................................................................................................
                                                                  37,371,494        464,724,322       21,143,482        215,884,532
Shares repurchased                                                (1,058,909)       (12,883,959)        (452,016)        (4,380,042)
 ....................................................................................................................................
Net increase                                                      36,312,585       $451,840,363       20,691,466       $211,504,490
 ....................................................................................................................................
Putnam VT OTC & Emerging Growth Fund
Shares sold                                                        9,308,097       $132,534,012        3,246,140        $28,933,251
Shares issued in connection with reinvestment of distributions        24,169            500,533            1,071             10,506
 ....................................................................................................................................
                                                                   9,332,266        133,034,545        3,247,211         28,943,757
Shares repurchased                                                (3,030,664)       (36,519,324)        (665,964)        (5,915,549)
 ....................................................................................................................................
Net increase                                                       6,301,602        $96,515,221        2,581,247        $23,028,208
 ....................................................................................................................................
                                                                                                 For the period September 30, 1998
                                                                                                    (commencement of operations)
                                                                     Year ended December 31                to December 31
------------------------------------------------------------------------------------------------------------------------------------
Class IA                                                                    1999                                 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares           Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
Shares sold                                                        7,932,740       $102,316,586        1,730,005        $18,765,825
Shares issued in connection with reinvestment of distributions       263,474          3,637,315            2,596             33,716
 ....................................................................................................................................
                                                                   8,196,214        105,953,901        1,732,601         18,799,541
Shares repurchased                                                  (961,174)       (11,933,085)         (35,497)          (388,854)
 ....................................................................................................................................
Net increase                                                       7,235,040        $94,020,816        1,697,104        $18,410,687
 ....................................................................................................................................
                                                                 For the period April 30, 1999
                                                                  (commencement of operations)
                                                                       to December 31
------------------------------------------------------------------------------------------------------------------------------------
Class IA                                                                    1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares           Amount
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
Shares sold                                                        1,353,899        $13,869,475
Shares issued in connection with reinvestment of distributions         3,512             34,203
 ....................................................................................................................................
                                                                   1,357,411         13,903,678
Shares repurchased                                                  (264,388)        (2,749,700)
 ....................................................................................................................................
Net increase                                                       1,093,023        $11,153,978
 ....................................................................................................................................
                                                                                                    For the period April 6, 1998
                                                                                                    (commencement of operations)
                                                                     Year ended December 31                to December 31
------------------------------------------------------------------------------------------------------------------------------------
Class IB                                                                    1999                                 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares           Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
Shares sold                                                        2,189,295        $20,616,398          195,858         $2,027,314
Shares issued in connection with reinvestment of distributions        23,025            248,526               --                 --
 ....................................................................................................................................
                                                                   2,212,320         20,864,924          195,858          2,027,314
Shares repurchased                                                   (58,989)          (604,425)          (8,374)           (87,075)
 ....................................................................................................................................
Net increase                                                       2,153,331        $20,260,499          187,484         $1,940,239
 ....................................................................................................................................
Putnam VT Growth and Income Fund
Shares sold                                                        5,821,770       $159,971,286          276,080         $7,428,789
Shares issued in connection with reinvestment of distributions        45,278          1,223,895               --                 --
 ....................................................................................................................................
                                                                   5,867,048        161,195,181          276,080          7,428,789
Shares repurchased                                                   (69,970)        (1,957,477)         (12,336)          (327,114)
 ....................................................................................................................................
Net increase                                                       5,797,078       $159,237,704          263,744         $7,101,675
 ....................................................................................................................................
Putnam VT International Growth and Income Fund
Shares sold                                                        3,016,301        $41,174,054          608,066         $7,391,930
Shares issued in connection with reinvestment of distributions            --                 --            3,639             49,934
 ....................................................................................................................................
                                                                   3,016,301         41,174,054          611,705          7,441,864
Shares repurchased                                                (2,392,248)       (33,241,559)        (536,080)        (6,527,805)
 ....................................................................................................................................
Net increase                                                         624,053         $7,932,495           75,625           $914,059
 ....................................................................................................................................
                                                                                                    For the period April 30, 1998
                                                                                                    (commencement of operations)
                                                                     Year ended December 31                to December 31
------------------------------------------------------------------------------------------------------------------------------------
Class IB                                                                    1999                                 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares           Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
Shares sold                                                        4,928,954        $60,597,638           53,802           $429,706
Shares issued in connection with reinvestment of distributions            --                 --               --                 --
 ....................................................................................................................................
                                                                   4,928,954         60,597,638           53,802            429,706
Shares repurchased                                                (4,544,234)       (56,565,740)         (40,449)          (326,640)
 ....................................................................................................................................
Net increase                                                         384,720         $4,031,898           13,353           $103,066
 ....................................................................................................................................
Putnam VT The George Putnam Fund of Boston
Shares sold                                                        3,683,758        $38,204,785          199,620         $1,968,137
Shares issued in connection with reinvestment of distributions        84,741            835,890            1,515             15,315
 ....................................................................................................................................
                                                                   3,768,499         39,040,675          201,135          1,983,452
Shares repurchased                                                   (89,747)          (930,493)         (14,094)          (134,745)
 ....................................................................................................................................
Net increase                                                       3,678,752        $38,110,182          187,041         $1,848,707
 ....................................................................................................................................
Putnam VT Global Asset Allocation Fund
Shares sold                                                          276,691         $4,965,233           96,750         $1,660,404
Shares issued in connection with reinvestment of distributions         8,023            142,921               --                 --
 ....................................................................................................................................
                                                                     284,714          5,108,154           96,750          1,660,404
Shares repurchased                                                   (16,724)          (302,098)         (27,146)          (454,064)
 ....................................................................................................................................
Net increase                                                         267,990         $4,806,056           69,604         $1,206,340
 ....................................................................................................................................
Putnam VT Global Growth Fund
Shares sold                                                        1,355,618        $30,644,814           42,380           $770,977
Shares issued in connection with reinvestment of distributions         9,961            189,448               --                 --
 ....................................................................................................................................
                                                                   1,365,579         30,834,262           42,380            770,977
Shares repurchased                                                  (455,628)       (10,726,560)          (1,774)           (32,038)
 ....................................................................................................................................
Net increase                                                         909,951        $20,107,702           40,606           $738,939
 ....................................................................................................................................
Putnam VT Health Sciences
Shares sold                                                        1,793,605        $18,099,640          212,762         $2,141,302
Shares issued in connection with reinvestment of distributions           729              7,170              150              1,539
 ....................................................................................................................................
                                                                   1,794,334         18,106,810          212,912          2,142,841
Shares repurchased                                                   (67,952)          (695,694)         (18,332)          (176,015)
 ....................................................................................................................................
Net increase                                                       1,726,382        $17,411,116          194,580         $1,966,826
 ....................................................................................................................................
Putnam VT High Yield Fund
Shares sold                                                        1,637,292        $17,487,287          171,952         $2,001,433
Shares issued in connection with reinvestment of distributions        40,105            431,138               --                 --
 ....................................................................................................................................
                                                                   1,677,397         17,918,425          171,952          2,001,433
Shares repurchased                                                  (242,324)        (2,682,906)         (14,766)          (172,340)
 ....................................................................................................................................
Net increase                                                       1,435,073        $15,235,519          157,186         $1,829,093
 ....................................................................................................................................
Putnam VT Income Fund
Shares sold                                                        1,416,617        $17,967,184          179,630         $2,436,861
Shares issued in connection with reinvestment of distributions        24,638            313,149               --                 --
 ....................................................................................................................................
                                                                   1,441,255         18,280,333          179,630          2,436,861
Shares repurchased                                                  (160,098)        (2,021,031)         (12,937)          (175,621)
 ....................................................................................................................................
Net increase                                                       1,281,157        $16,259,302          166,693         $2,261,240
 ....................................................................................................................................
Putnam VT International Growth Fund
Shares sold                                                        4,045,195        $68,183,600        5,852,161        $73,651,911
Shares issued in connection with reinvestment of distributions            --                 --            1,921             25,159
 ....................................................................................................................................
                                                                   4,045,195         68,183,600        5,854,082         73,677,070
Shares repurchased                                                (2,266,435)       (37,434,343)      (5,762,725)       (73,161,247)
 ....................................................................................................................................
Net increase                                                       1,778,760        $30,749,257           91,357           $515,823
 ....................................................................................................................................
Putnam VT International New Opportunities Fund
Shares sold                                                        6,028,770        $94,995,863          108,166         $1,152,171
Shares issued in connection with reinvestment of distributions             1                 10               --                 --
 ....................................................................................................................................
                                                                   6,028,771         94,995,873          108,166          1,152,171
Shares repurchased                                                (4,594,610)       (70,115,862)        (100,761)        (1,078,204)
 ....................................................................................................................................
Net increase                                                       1,434,161        $24,880,011            7,405            $73,967
 ....................................................................................................................................
Putnam VT Investors Fund
Shares sold                                                        6,584,989        $85,283,956          247,380         $2,485,702
Shares issued in connection with reinvestment of distributions            --                 --              235              2,577
 ....................................................................................................................................
                                                                   6,584,989         85,283,956          247,615          2,488,279
Shares repurchased                                                   (82,108)        (1,088,886)         (22,691)          (222,226)
 ....................................................................................................................................
Net increase                                                       6,502,881        $84,195,070          224,924         $2,266,053
 ....................................................................................................................................
Putnam VT Money Market Fund*
Shares sold                                                               --       $251,413,542               --        $90,825,384
Shares issued in connection with reinvestment of distributions            --            775,444               --             74,893
 ....................................................................................................................................
                                                                          --        252,188,986               --         90,900,277
Shares repurchased                                                        --       (223,860,911)              --        (77,712,330)
 ....................................................................................................................................
Net increase                                                              --        $28,328,075               --        $13,187,947
 ....................................................................................................................................
Putnam VT New Opportunities Fund
Shares sold                                                        1,426,816        $46,271,360           52,748         $1,135,739
Shares issued in connection with reinvestment of distributions         1,526             41,740               --                 --
 ....................................................................................................................................
                                                                   1,428,342         46,313,100           52,748          1,135,739
Shares repurchased                                                   (30,656)          (989,874)            (570)           (12,851)
 ....................................................................................................................................
Net increase                                                       1,397,686        $45,323,226           52,178         $1,122,888
 ....................................................................................................................................
Putnam VT New Value Fund
Shares sold                                                          875,070        $10,834,424           36,641           $419,909
Shares issued in connection with reinvestment of distributions         1,181             14,678              235              4,743
 ....................................................................................................................................
                                                                     876,251         10,849,102           36,876            424,652
Shares repurchased                                                  (105,237)        (1,257,344)          (2,418)           (28,990)
 ....................................................................................................................................
Net increase                                                         771,014         $9,591,758           34,458           $395,662
 ....................................................................................................................................
Putnam VT OTC & Emerging Growth Fund
Shares sold                                                        1,315,200        $21,997,294           60,996           $517,701
Shares issued in connection with reinvestment of distributions         2,435             50,324               10                 91
 ....................................................................................................................................
                                                                   1,317,635         22,047,618           61,006            517,792
Shares repurchased                                                  (297,737)        (5,177,755)          (7,468)           (55,731)
 ....................................................................................................................................
Net increase                                                       1,019,898        $16,869,863           53,538           $462,061
 ....................................................................................................................................
Putnam VT Utilities Growth and Income Fund
Shares sold                                                          599,025        $10,320,739          104,468         $1,806,219
Shares issued in connection with reinvestment of distributions        10,029            157,949               --                 --
 ....................................................................................................................................
                                                                     609,054         10,478,688          104,468          1,806,219
Shares repurchased                                                   (39,037)          (655,728)          (5,567)           (94,079)
 ....................................................................................................................................
Net increase                                                         570,017         $9,822,960           98,901         $1,712,140
 ....................................................................................................................................
Putnam VT Vista Fund
Shares sold                                                        1,661,491        $29,622,169           61,163           $755,629
Shares issued in connection with reinvestment of distributions       122,938          2,334,899               --                 --
 ....................................................................................................................................
                                                                   1,784,429         31,957,068           61,163            755,629
Shares repurchased                                                   (26,236)          (440,844)          (3,353)           (43,525)
 ....................................................................................................................................
Net increase                                                       1,758,193        $31,516,224           57,810           $712,104
 ....................................................................................................................................
Putnam VT Voyager Fund
Shares sold                                                        2,287,920       $116,152,666           98,970         $3,926,028
Shares issued in connection with reinvestment of distributions        17,894            794,492               --                 --
 ....................................................................................................................................
                                                                   2,305,814        116,947,158           98,970          3,926,028
Shares repurchased                                                   (42,495)        (2,179,527)          (4,411)          (167,486)
 ....................................................................................................................................
Net increase                                                       2,263,319       $114,767,631           94,559         $3,758,542
 ....................................................................................................................................
                                                                                                  For the period September 30, 1998
                                                                                                    (commencement of operations)
                                                                     Year ended December 31                to December 31
------------------------------------------------------------------------------------------------------------------------------------
Class IB                                                                    1999                                 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares           Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
Shares sold                                                        1,811,272        $24,052,878           21,319           $229,977
Shares issued in connection with reinvestment of distributions        43,404            604,653               23                263
 ....................................................................................................................................
                                                                   1,854,676         24,657,531           21,342            230,240
Shares repurchased                                                   (89,090)        (1,197,602)             (32)              (361)
 ....................................................................................................................................
Net increase                                                       1,765,586        $23,459,929           21,310           $229,879
 ....................................................................................................................................
                                                                For the period April 30, 1999
                                                                 (commencement of operations)
                                                                        to December 31
------------------------------------------------------------------------------------------------------------------------------------
Class IB                                                                      1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Shares           Amount
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
Shares sold                                                          636,266         $6,404,523
Shares issued in connection with reinvestment of distributions         1,903             18,611
 ....................................................................................................................................
                                                                     638,169          6,423,134
Shares repurchased                                                   (18,181)          (180,815)
 ....................................................................................................................................
Net increase                                                         619,988         $6,242,319
 ....................................................................................................................................
*Putnam VT Money Market Fund transactions in capital shares were at a constant net asset value of $1.00 per share.
At December 31, 1999, Putnam Investments, Inc. owned 100,258 shares of Putnam VT Small Cap Value Fund (5.53% of shares outstanding) valued at $1,033,660.



NOTE 5
INITIAL CAPITALIZATION AND OFFERING OF SHARES
The following fund was established as a series of Putnam Variable Trust, a Massachusetts business trusts on April 29, 1999.
During the period April 29, 1999 to April 30, 1999, the following funds had no operations other than those related to organizational matters including as noted below the initial capital contributions and the issuance of shares for each fund.

Fund name                               Capital contribution          Shares issued
---------------------------------------------------------------------------------------------------------------------------------
Class IA
Putnam VT Small Cap Value Fund               $  999,000                99,900
Class IB
Putnam VT Small Cap Value Fund               $    1,000                   100

The following funds were established as a series of Putnam Variable Trust, a Massachusetts business trusts on April 29, 1998.
During the period April 29, 1998 to April 30, 1998, the following funds had no operations other than those related to organizational matters including as noted below the initial capital contributions and the issuance of shares for each fund.

Fund name                               Capital contribution          Shares issued
---------------------------------------------------------------------------------------------------------------------------------
Class IA
Putnam VT The George Putnam Fund of Boston   $2,000,000               200,000
Putnam VT Health Sciences Fund                2,000,000               200,000
Putnam VT Investors Fund                      2,000,000               200,000
Putnam VT OTC & Emerging Growth Fund          2,000,000               200,000
Class IB
Putnam VT The George Putnam Fund of Boston   $    1,000                   100
Putnam VT Health Sciences Fund                    1,000                   100
Putnam VT Investors Fund                          1,000                   100
Putnam VT OTC & Emerging Growth Fund              1,000                   100

The following fund was established as a series of Putnam Variable Trust, a Massachusetts business trusts on September 29, 1998.
During the period September 29, 1998 to September 30, 1998, the following funds had no operations other than those related to organizational matters including as noted below the initial capital contributions and the issuance of shares for each fund.

Fund name                               Capital contribution          Shares issued
---------------------------------------------------------------------------------------------------------------------------------
Class IA
Putnam VT Research Fund                      $1,999,000               199,900
Class IB
Putnam VT Research Fund                      $    1,000                   100




PUTNAM VARIABLE TRUST
Federal tax information
(Unaudited)

Pursuant to section 852 of the Internal Revenue Code, as amended, the Fund hereby designates the following amounts as capital gain, for its taxable year ended December 31, 1999:
Putnam VT Asia Pacific Growth Fund                                                                          --
Putnam VT Diversified Income Fund                                                                           --
Putnam VT George Putnam Fund of Boston                                                                      --
Putnam VT Global Asset Allocation Fund                                                           $  79,417,646
Putnam VT Global Growth Fund                                                                       234,390,344
Putnam VT Growth and Income Fund                                                                   675,771,476
Putnam VT Health Sciences Fund                                                                              --
Putnam VT High Yield Fund                                                                                   --
Putnam VT Income Fund                                                                                       --
Putnam VT International Growth Fund                                                                 35,139,810
Putnam VT International Growth and Income Fund                                                      18,865,971
Putnam VT International New Opportunities Fund                                                      16,903,671
Putnam VT Investors Fund                                                                                    --
Putnam VT Money Market Fund                                                                                 --
Putnam VT New Opportunities Fund                                                                   475,165,766
Putnam VT New Value Fund                                                                             8,000,005
Putnam VT OTC & Emerging Growth Fund                                                                   841,568
Putnam VT Research Fund                                                                                195,503
Putnam VT Small Cap Value Fund                                                                              --
Putnam VT Utilities Growth and Income Fund                                                          39,723,512
Putnam VT Vista Fund                                                                                23,403,872
Putnam VT Voyager Fund                                                                             938,535,401

For the period, interest and dividends from foreign countries and per share taxes paid to foreign countries and per share were the following:
                                                        Interest and
Fund Name                                                 Dividends      Per Share         Taxes Paid    Per Share
------------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund                      $ 1,408,416         .09             $120,330       .01
Putnam VT Diversified Income Fund                                --          --                   --        --
Putnam VT George Putnam Fund of Boston                           --          --                   --        --
Putnam VT Global Asset Allocation Fund                           --          --                   --        --
Putnam VT Global Growth Fund                              8,520,449         .08              778,823       .01
Putnam VT Growth and Income Fund                                 --          --                   --        --
Putnam VT Health Sciences Fund                                   --          --                   --        --
Putnam VT High Yield Fund                                        --          --                   --        --
Putnam VT Income Fund                                            --          --                   --        --
Putnam VT International Growth Fund                       5,719,500         .19              634,291       .02
Putnam VT International Growth and Income Fund            8,537,645         .33              779,881       .03
Putnam VT International New Opportunities Fund              483,333         .03              187,805       .01
Putnam VT Investors Fund                                         --          --                   --        --
Putnam VT Money Market Fund                                      --          --                   --        --
Putnam VT New Opportunities Fund                                 --          --                   --        --
Putnam VT New Value Fund                                         --          --                   --        --
Putnam VT OTC & Emerging Growth Fund                             --          --                   --        --
Putnam VT Research Fund                                          --          --                   --        --
Putnam VT Small Cap Value Fund                                   --          --                   --        --
Putnam VT Utilities Growth and Income Fund                       --          --                   --        --
Putnam VT Vista Fund                                             --          --                   --        --
Putnam VT Voyager Fund                                           --          --                   --        --

Each fund has designated the following amounts of the distributions from net investment income as qualifying for the dividends received deduction for corporations:
Putnam VT Asia Pacific Growth Fund                                                                         .04%
Putnam VT Diversified Income Fund                                                                         3.92
Putnam VT George Putnam Fund of Boston                                                                   40.37
Putnam VT Global Asset Allocation Fund                                                                   22.32
Putnam VT Global Growth Fund                                                                              1.87
Putnam VT Growth and Income Fund                                                                         69.13
Putnam VT Health Sciences Fund                                                                          100.00
Putnam VT High Yield Fund                                                                                 7.27
Putnam VT Income Fund                                                                                       --
Putnam VT International Growth Fund                                                                         --
Putnam VT International Growth and Income Fund                                                              --
Putnam VT International New Opportunities Fund                                                            3.04
Putnam VT Investors Fund                                                                                    --
Putnam VT Money Market Fund                                                                                 --
Putnam VT New Opportunities Fund                                                                            --
Putnam VT New Value Fund                                                                                 58.23
Putnam VT OTC & Emerging Growth Fund                                                                        --
Putnam VT Research Fund                                                                                  15.01
Putnam VT Small Cap Value Fund                                                                          100.00
Putnam VT Utilities Growth and Income Fund                                                               65.33
Putnam VT Vista Fund                                                                                      4.48
Putnam VT Voyager Fund                                                                                   11.62

Results of November 4, 1999 shareholder meeting
(Unaudited)

A meeting of shareholders of the Putnam VT Global Growth Fund was held on November 4, 1999.

A proposal to increase the fees payable to Putnam Investment Management, Inc. was approved as follows:
64,049,972 votes for, 31,413,562 votes against, with 8,560,587 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to borrowing was approved as follows:
77,115,336 votes for, 17,187,777 votes against, with 9,721,008 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans was approved as follows:
77,064,436 votes for, 16,871,216 votes against, with 10,088,469 abstentions and broker non-votes.

All tabulations are rounded to the nearest whole number.



Trustees approve investment policy change for Putnam VT Diversified Income Fund

At their February 4, 2000, meeting, the Trustees of the Putnam Funds approved changes in the investment policies of Putnam VT Diversified Income Fund and four other Putnam funds that also invest in the U.S. government/investment-grade, high-yield, and international fixed-income sectors of the securities markets.

The changes, proposed by Putnam Management, were made to standardize the ways the three investment sectors are defined and to provide greater clarity and consistency among the funds as to minimum and maximum investments in each sector, and to establish consistent limits on lower-rated securities that may be purchased by both the high-yield and international sectors.

The changes will provide portfolio managers somewhat greater flexibility, enhancing their ability to compete in the multi-sector universe, which has evolved over recent years. However, Putnam Management does not expect that the proposed changes will significantly change the way the funds are managed.

Sector definitions clarified and standardized. To eliminate ambiguity and inconsistency across funds, the following sector definitions were adopted for each of the five funds:

 * The U.S. investment-grade sector includes any security issued by an entity domiciled or with its principal operations in the United States and at least investment-grade in quality.

 * The high-yield sector includes any security issued by an entity domiciled or with its principal operations in the United States and is below investment-grade in quality.

 * The international sector includes any security issued by an entity domiciled or with its principal operations outside the United States.

The revised investment policies also delete an expectation that the international sector will primarily be invested in securities of industrialized Western Europe (including the Scandinavian countries), Canada, Japan, Australia, and New Zealand. This change will increase the funds' flexibility to invest in nonindustrialized countries, including emerging markets.

Uniform limit established on lower-rated securities. The new uniform policy for all five funds limits securities below investment grade quality to 70% of fund assets, provided that no more than 5% of assets be invested in securities below CCC in quality.

Consistent minimum and maximum investment limits adopted. The required 20% minimum investment in U.S. government securities was lowered to 15%. The redundant separate restriction requiring Putnam VT Diversified Income Fund to invest at least 65% of the U.S. government/investment-grade sector in U.S. government securities was dropped.



[THIS PAGE INTENTIONALLY LEFT BLANK]

Putnam
Variable
Trust

FUND INFORMATION
Investment Manager
Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

Marketing Services
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

Investor Servicing Agent
Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI  02940-1203
1-800-225-1581

Custodian
Putnam Fiduciary Trust Company

Legal counsel
Ropes & Gray

Independent accountants
PricewaterhouseCoopers LLP

Trustees
George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter, Hans H. Estin
Ronald J. Jackson
Paul L. Joskow, Elizabeth T. Kennan
Lawrence J. Lasser, John H. Mullin III
Robert E. Patterson, George Putnam, III
A.J.C. Smith, W. Thomas Stephens
W. Nicholas Thorndike


PUTNAM INVESTMENTS

This report has been prepared for the shareholders of Putnam Variable Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust's policies, charges, and other matters of interest for the prospective investor.

58390    2/00